UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

FORM N-CSR

Item 1.  Reports to Stockholders.

MainStay Epoch U.S. Equity Yield Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[3]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/3/2009	8.20 14.49%	7.18 8.40%	10.84 11.47%	1.07 1.07%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/16/2009	7.97 14.25	6.99 8.21	10.12 10.75	1.29 1.29
Class B Shares[2,4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/8/2017	8.40 13.40	6.94 8.02	N/A N/A	2.04 2.04
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/16/2009	12.41 13.41	7.40 7.40	9.94 9.94	2.04 2.04
Class I Shares	No Sales Charge		12/3/2008	14.76	8.66	11.74	0.81
Class R1 Shares[2]	No Sales Charge		5/8/2017	14.73	9.19	N/A	0.92
Class R2 Shares[2]	No Sales Charge		5/8/2017	14.39	8.88	N/A	1.17
Class R3 Shares[2]	No Sales Charge		5/8/2017	14.11	8.62	N/A	1.42
Class R6 Shares[2]	No Sales Charge		5/8/2017	14.94	9.42	N/A	0.73

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	These share classes are the result of the reorganization of MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund into the Fund.
3.

The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Russell 1000® Value Index[5]	11.21%	7.61%	11.96%
U.S. Equity Yield Composite Index[6]	13.92	10.34	13.44
Morningstar Large Value Category Average[7]	9.63	7.22	11.07

5.

The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large and mid-cap stocks. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The MSCI USA Minimum Volatility (USD) Index is calculated by optimizing the MSCI USA Index in USD for the lowest absolute risk (within a given set of constraints). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.

The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,052.20	$5.59	$1,019.76	$5.50	1.08%

Investor Class Shares	$1,000.00	$1,051.30	$6.67	$1,018.70	$6.56	1.29%

Class B Shares	$1,000.00	$1,047.00	$10.53	$1,014.92	$10.36	2.04%

Class C Shares	$1,000.00	$1,047.00	$10.53	$1,014.92	$10.36	2.04%

Class I Shares	$1,000.00	$1,053.50	$4.30	$1,021.02	$4.23	0.83%

Class R1 Shares	$1,000.00	$1,053.00	$4.81	$1,020.52	$4.74	0.93%

Class R2 Shares	$1,000.00	$1,051.70	$6.10	$1,019.26	$6.01	1.18%

Class R3 Shares	$1,000.00	$1,049.70	$7.39	$1,018.00	$7.27	1.43%

Class R6 Shares	$1,000.00	$1,054.00	$3.78	$1,021.53	$3.72	0.73%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2019 (Unaudited)

Electric Utilities	10.5%

Oil, Gas & Consumable Fuels	7.5

Insurance	5.7

Multi-Utilities	5.6

Pharmaceuticals	5.0

Semiconductors & Semiconductor Equipment	4.9

Banks	4.6

Aerospace & Defense	4.3

Beverages	3.7

Hotels, Restaurants & Leisure	3.5

Diversified Telecommunication Services	3.3

Equity Real Estate Investment Trusts	3.1

Household Products	3.1

Tobacco	3.1

Electrical Equipment	2.7

Capital Markets	2.5

Chemicals	2.5

Commercial Services & Supplies	2.3

Biotechnology	2.0

Industrial Conglomerates	2.0

IT Services	1.9%

Health Care Providers & Services	1.6

Software	1.6

Communications Equipment	1.2

Multiline Retail	1.1

Specialty Retail	1.1

Food & Staples Retailing	1.0

Health Care Equipment & Supplies	1.0

Technology Hardware, Storage & Peripherals	0.8

Textiles, Apparel & Luxury Goods	0.8

Containers & Packaging	0.7

Household Durables	0.7

Metals & Mining	0.7

Trading Companies & Distributors	0.7

Air Freight & Logistics	0.6

Distributors	0.5

Short-Term Investment	2.0

Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of October 31, 2019 (excluding short-term investment) (Unaudited)

1.	Entergy Corp.

2.	Verizon Communications, Inc.

3.	Merck & Co., Inc.

4.	Pfizer, Inc.

5.	Arthur J. Gallagher & Co.
6.	Microsoft Corp.

7.	FirstEnergy Corp.

8.	Duke Energy Corp.

9.	Royal Dutch Shell PLC, Class A, Sponsored ADR

10.	AT&T, Inc.

8	MainStay Epoch U.S. Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Kera Van Valen, CFA, John Tobin, PhD, CFA, Michael A. Welhoelter, CFA, and William W. Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. Equity Yield Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay Epoch U.S. Equity Yield Fund returned 14.76%, outperforming the 11.21% return of the Fund’s primary benchmark, the Russell 1000® Value Index. Over the same period, Class I shares also outperformed the 13.92% return of the U.S. Equity Yield Composite Index, which is the Fund’s secondary benchmark, and the 9.63% return of the Morningstar Large Value Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed the Russell 1000® Value Index because our investment strategy provided consistent income and downside protection during market selloffs, while also strongly participating in up markets. Specifically, the Fund’s overweight exposure to utilities helped drive relative performance in an environment characterized by spikes in volatility, as well as to economic and political uncertainty that favored relatively defensive market sectors. Strong stock selection in the energy, consumer discretionary and utilities sectors also positively contributed to relative performance. (Contributions take weightings and total returns into account.)

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the strongest positive sector contributions to the Fund’s relative performance came from utilities, bolstered by overweight sector exposure and strong individual stock selections. The Fund focused on more regulated utilities where various factors—including an aging infrastructure, the emergence of renewables, the shale revolution and digitization—have driven growth in rate bases, earnings and cash flows. Strong stock selection and underweight exposure to the energy sector, the worst performing sector in the benchmark, also enhanced the Fund’s relative performance. Pressure on energy companies during the reporting period was driven by oil price declines and deteriorating trade negotiations that heightened investor concern about global oil demand. The largest detractor from the Fund’s relative performance was weak stock selection in consumer staples, primarily due to tobacco exposure.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Two of the largest contributors to the Fund’s absolute performance during the reporting period were Entergy and Welltower. Entergy is a U.S. utility company that provides regulated electricity and natural gas services to customers in the states of Arkansas, Louisiana, Alabama and Texas. As investors gained confidence in Entergy’s exit from unregulated merchant power generation businesses, shares outperformed along with regulated utility peers. Share prices were further bolstered by rising market volatility and declining interest rates, conditions that led investors to favor defensive, dividend-paying stocks. Throughout the reporting period, Entergy management remained focused on growing its regulated rate bases and delivering regulated earnings growth, which we believe will bolster the company’s ability to sustain and grow its attractive dividend.

Welltower owns a diversified portfolio of health care-related properties, including senior housing communities, post-acute facilities, outpatient medical properties and medical office buildings. The company is structured as a REIT (real estate investment trust) and operates in the United States, Canada and the U.K. Shares traded higher on an improving outlook for growth driven by the company’s property development and acquisition program (including its 2018 acquisition of Quality Care Properties), positive quarterly earnings reports and improving industry data for senior housing occupancy. Welltower shares were also supported, along with the broader REIT sector, by headwinds facing more economically sensitive and internationally exposed areas of the market. The Fund’s continued investment in the company reflected our confidence in the longer-term fundamental demand outlook for health care facilities, as well as Welltower’s ability to provide a sustainable and increasing dividend as the company grows rental revenues, net operating income and available funds from operations.

Two of most significant detractors from the Fund’s absolute performance included The Kraft Heinz Company (Kraft Heinz) and Occidental Petroleum. Shares in Kraft Heinz, a North American packaged food and beverage company, were pressured following disappointing financial results and an abrupt change in capital allocation policy. While the company made progress in addressing industry challenges, management chose to prioritize delevering the company over maintaining the cash dividends paid to shareholders. When management took a large write-down on two key brands and abruptly reduced the dividend in favor of strengthening the company’s balance sheet for further industry consolidation, the Fund exited the position.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

Shares in Occidental Petroleum, a diversified global energy company, underperformed when investors reacted negatively to its acquisition of Anadarko Petroleum over concerns regarding global oil demand and falling oil and gas prices. The Fund remained invested in the company, reflecting our belief that its long-term growth will continue to be driven by improving operating efficiency, leveraging an advantageous position in the Permian Basin and growing high-margin production. Despite the stock’s decline, we remained confident in Occidental’s ongoing commitment to returning cash to shareholders through an attractive and growing dividend, and encouraged by the company’s plans to focus on reducing its acquisition debt using proceeds from asset sales and cash from operations.

What were some of the Fund’s largest purchases and sales during the reporting period?

New positions initiated during the reporting period included CenterPoint Energy and Darden Restaurants. CenterPoint Energy is largely a regulated utility company that delivers electric transmission, distribution and power generation services to customers in the Houston metropolitan area and Indiana, and provides natural gas distribution services to customers in eight Midwest and Southern states. The company’s non-utility operations offer energy-related services through its Energy Services, Infrastructure Services and Enable Midstream segments. We believe the company returns cash to shareholders through an attractive and growing dividend.

Darden Restaurants is a full-service, casual dining restaurant company with eight brands and more than 1,700 owned and operated restaurants in the United States. Key brands include Olive Garden and LongHorn Steakhouse. Darden returns cash to shareholders through an attractive and growing dividend, which we believe will provide a high earnings payout target and regular share repurchases.

Positions closed during the reporting period included Kraft Heinz (discussed above), Bell Canada Enterprises (BCE) and Maxim Integrated Products. BCE is Canada’s largest communication company with more than 21 million customers. Although the company remained committed to delivering a consistent, growing dividend, we chose to exit the Fund’s position because continued migration to unlimited plans and regulatory review of wholesale rates in the Canadian market had created more uncertainty in the Canadian telecommunications space.

Maxim Integrated Products is a large supplier of analog chips to the automotive, communications, computing, consumer and industrial markets. Although the company had established a strong track record of returning cash to investors through a well-covered progressive dividend and regular share repurchases, we became concerned with the sustainability of its growth rate in light of mixed messages for end-market demand, particularly in the automotive space. As a result, we closed the Fund’s position.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s most significant sector weighting increases during the reporting period were in consumer discretionary and financials. Over the same period, the Fund’s most significant sector weighting reductions were in consumer staples and communication services. The Fund’s sector allocations are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2019, the largest sectors within the Fund on an absolute basis were utilities, financials and industrials, while the smallest sectors were real estate and communication services. Relative to the Russell 1000® Value Index, the Fund’s most significantly overweight sector exposure was in utilities, a defensive sector that is typically well represented in the Fund. As of the same date, the Fund’s most significantly underweight sector positions were in financials and communication services. As always, we remain committed to understanding the cash flow drivers of each company in which we consider investing the Fund’s assets to assess whether the firm’s business model will generate the cash flow needed to maintain and grow cash returns to shareholders through a combination of dividends, share repurchases and debt reduction.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. Equity Yield Fund

Portfolio of Investments October 31, 2019

	Shares	Value
Common Stocks 97.9%†
Aerospace & Defense 4.3%
Boeing Co.	20,843	$7,084,744
General Dynamics Corp.	42,962	7,595,682
Lockheed Martin Corp.	37,432	14,099,886
Raytheon Co.	38,708	8,214,225
United Technologies Corp.	66,782	9,588,559

		46,583,096

Air Freight & Logistics 0.6%
United Parcel Service, Inc., Class B	59,126	6,809,541

Banks 4.6%
BB&T Corp.	260,749	13,832,735
M&T Bank Corp.	56,574	8,855,528
People’s United Financial, Inc.	435,573	7,043,215
U.S. Bancorp	226,294	12,903,284
Wells Fargo & Co.	137,818	7,115,543

		49,750,305

Beverages 3.7%
Coca-Cola Co.	216,511	11,784,694
Coca-Cola European Partners PLC	195,668	10,470,195
Molson Coors Brewing Co., Class B	105,916	5,583,891
PepsiCo., Inc.	86,349	11,844,492

		39,683,272

Biotechnology 2.0%
AbbVie, Inc.	130,587	10,388,196
Amgen, Inc.	52,745	11,247,871

		21,636,067

Capital Markets 2.5%
BlackRock, Inc.	25,947	11,979,730
CME Group, Inc.	75,290	15,490,917

		27,470,647

Chemicals 2.5%
Dow, Inc. (a)	157,810	7,967,827
LyondellBasell Industries N.V., Class A	91,879	8,241,546
Nutrien, Ltd.	225,869	10,794,280

		27,003,653

Commercial Services & Supplies 2.3%
Republic Services, Inc.	138,669	12,134,924
Waste Management, Inc.	113,572	12,743,914

		24,878,838

Communications Equipment 1.2%
Cisco Systems, Inc.	276,062	13,115,706

Containers & Packaging 0.7%
Amcor PLC (a)	832,881	7,929,027

	Shares	Value
Distributors 0.5%
Genuine Parts Co.	56,999	$5,846,957

Diversified Telecommunication Services 3.3%
AT&T, Inc.	423,181	16,288,237
Verizon Communications, Inc.	330,508	19,985,819

		36,274,056

Electric Utilities 10.5%
Alliant Energy Corp.	129,736	6,920,118
American Electric Power Co., Inc.	135,691	12,807,874
Duke Energy Corp.	176,526	16,639,341
Entergy Corp.	178,228	21,651,137
Evergy, Inc.	141,646	9,052,596
Eversource Energy	121,229	10,151,717
FirstEnergy Corp.	355,651	17,185,056
Pinnacle West Capital Corp.	89,327	8,407,457
PPL Corp.	339,441	11,367,879

		114,183,175

Electrical Equipment 2.7%
Eaton Corp. PLC	182,907	15,933,029
Emerson Electric Co.	194,817	13,666,412

		29,599,441

Equity Real Estate Investment Trusts 3.1%
Iron Mountain, Inc.	323,277	10,603,486
Public Storage	28,499	6,351,287
Welltower, Inc.	178,146	16,156,061

		33,110,834

Food & Staples Retailing 1.0%
Walmart, Inc.	90,323	10,591,275

Health Care Equipment & Supplies 1.0%
Medtronic PLC	99,535	10,839,362

Health Care Providers & Services 1.6%
CVS Health Corp.	106,341	7,059,979
UnitedHealth Group, Inc.	39,134	9,889,162

		16,949,141

Hotels, Restaurants & Leisure 3.5%
Brinker International, Inc.	149,728	6,655,410
Darden Restaurants, Inc.	63,972	7,182,136
Las Vegas Sands Corp.	219,063	13,546,856
McDonald’s Corp.	56,148	11,044,312

		38,428,714

Household Durables 0.7%
Leggett & Platt, Inc.	144,106	7,392,638

Household Products 3.1%
Colgate-Palmolive Co.	83,371	5,719,251

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Household Products (continued)
Kimberly-Clark Corp.	90,603	$12,039,327
Procter & Gamble Co.	128,460	15,994,554

		33,753,132

Industrial Conglomerates 2.0%
3M Co.	58,275	9,614,792
Honeywell International, Inc.	70,185	12,123,055

		21,737,847

Insurance 5.7%
Allianz S.E., Sponsored ADR	496,401	12,117,148
Arthur J. Gallagher & Co.	188,862	17,227,992
Marsh & McLennan Cos., Inc.	76,140	7,889,627
MetLife, Inc.	327,531	15,325,175
Travelers Cos., Inc.	72,312	9,477,211

		62,037,153

IT Services 1.9%
Automatic Data Processing, Inc.	38,283	6,210,651
International Business Machines Corp.	51,894	6,939,784
Paychex, Inc.	84,648	7,079,959

		20,230,394

Metals & Mining 0.7%
Reliance Steel & Aluminum Co.	68,484	7,946,883

Multi-Utilities 5.6%
Ameren Corp.	169,022	13,133,009
CenterPoint Energy, Inc.	274,794	7,988,262
CMS Energy Corp.	125,366	8,013,395
Dominion Energy, Inc.	150,579	12,430,296
NiSource, Inc.	213,958	5,999,382
WEC Energy Group, Inc.	141,232	13,332,301

		60,896,645

Multiline Retail 1.1%
Target Corp.	106,653	11,402,272

Oil, Gas & Consumable Fuels 7.5%
Chevron Corp.	104,640	12,152,890
Enterprise Products Partners, L.P.	425,365	11,072,251
Exxon Mobil Corp.	225,018	15,204,466
Magellan Midstream Partners, L.P.	142,072	8,853,927
Occidental Petroleum Corp.	138,669	5,616,095
Phillips 66	104,214	12,174,279
Royal Dutch Shell PLC, Class A, Sponsored ADR	282,868	16,397,858

		81,471,766

Pharmaceuticals 5.0%
Johnson & Johnson	122,505	16,175,560
Merck & Co., Inc.	228,846	19,831,794

	Shares	Value
Pharmaceuticals (continued)
Pfizer, Inc.	484,296	$18,582,438

		54,589,792

Semiconductors & Semiconductor Equipment 4.9%
Analog Devices, Inc.	75,880	8,091,084
Broadcom, Inc.	21,075	6,171,814
Intel Corp.	152,281	8,608,445
KLA Corp.	44,238	7,477,991
Microchip Technology, Inc.	70,185	6,617,744
Texas Instruments, Inc.	134,313	15,847,591

		52,814,669

Software 1.6%
Microsoft Corp.	119,953	17,197,662

Specialty Retail 1.1%
Home Depot, Inc.	48,492	11,375,253

Technology Hardware, Storage & Peripherals 0.8%
Apple, Inc.	35,551	8,843,667

Textiles, Apparel & Luxury Goods 0.8%
Hanesbrands, Inc.	551,273	8,384,862

Tobacco 3.1%
Altria Group, Inc.	262,875	11,774,171
British American Tobacco PLC, Sponsored ADR	262,450	9,175,252
Philip Morris International, Inc.	150,579	12,263,154

		33,212,577

Trading Companies & Distributors 0.7%
Watsco, Inc.	40,835	7,199,211

Total Common Stocks (Cost $925,516,072)		1,061,169,530

Short-Term Investment 2.0%
Affiliated Investment Company 2.0%
MainStay U.S. Government Liquidity Fund, 1.76% (b)	21,573,516	21,573,516

Total Short-Term Investment (Cost $21,573,516)		21,573,516

Total Investments (Cost $947,089,588)	99.9%	1,082,743,046
Other Assets, Less Liabilities	0.1	1,500,166
Net Assets	100.0%	$1,084,243,212

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)	Current yield as of October 31, 2019.

12	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$1,061,169,530	$—	$—	$1,061,169,530
Short-Term Investment
Affiliated Investment Company	21,573,516	—	—	21,573,516

Total Investments in Securities	$1,082,743,046	$—	$—	$1,082,743,046

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in securities, at value (identified cost $925,516,072)	$1,061,169,530
Investment in affiliated investment company, at value (identified cost $21,573,516)	21,573,516
Receivables:
Dividends	2,899,794
Fund shares sold	349,043
Other assets	78,343

Total assets	1,086,070,226

Liabilities
Payables:
Fund shares redeemed	730,535
Manager (See Note 3)	633,394
Transfer agent (See Note 3)	209,152
NYLIFE Distributors (See Note 3)	156,386
Shareholder communication	43,822
Professional fees	26,628
Custodian	10,679
Trustees	1,966
Accrued expenses	14,452

Total liabilities	1,827,014

Net assets	$1,084,243,212

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$63,362
Additional paid-in capital	928,838,566

928,901,928
Total distributable earnings (loss)	155,341,284

Net assets	$1,084,243,212

Class A
Net assets applicable to outstanding shares	$450,979,184

Shares of beneficial interest outstanding	26,421,116

Net asset value per share outstanding	$17.07
Maximum sales charge (5.50% of offering price)	0.99

Maximum offering price per share outstanding	$18.06

Investor Class
Net assets applicable to outstanding shares	$100,602,235

Shares of beneficial interest outstanding	5,922,128

Net asset value per share outstanding	$16.99
Maximum sales charge (5.50% of offering price)	0.99

Maximum offering price per share outstanding	$17.98

Class B
Net assets applicable to outstanding shares	$14,578,689

Shares of beneficial interest outstanding	884,847

Net asset value and offering price per share outstanding	$16.48

Class C
Net assets applicable to outstanding shares	$30,663,215

Shares of beneficial interest outstanding	1,861,399

Net asset value and offering price per share outstanding	$16.47

Class I
Net assets applicable to outstanding shares	$313,260,560

Shares of beneficial interest outstanding	18,169,469

Net asset value and offering price per share outstanding	$17.24

Class R1
Net assets applicable to outstanding shares	$1,009,425

Shares of beneficial interest outstanding	58,564

Net asset value and offering price per share outstanding	$17.24

Class R2
Net assets applicable to outstanding shares	$2,811,567

Shares of beneficial interest outstanding	164,795

Net asset value and offering price per share outstanding	$17.06

Class R3
Net assets applicable to outstanding shares	$4,339,406

Shares of beneficial interest outstanding	254,327

Net asset value and offering price per share outstanding	$17.06

Class R6
Net assets applicable to outstanding shares	$165,998,931

Shares of beneficial interest outstanding	9,625,470

Net asset value and offering price per share outstanding	$17.25

14	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$34,674,903
Dividends-affiliated	376,773
Securities lending	4,444
Interest	143

Total income	35,056,263

Expenses
Manager (See Note 3)	7,302,131
Distribution/Service—Class A (See Note 3)	1,061,815
Distribution/Service—Investor Class (See Note 3)	252,263
Distribution/Service—Class B (See Note 3)	161,635
Distribution/Service—Class C (See Note 3)	346,699
Distribution/Service—Class R2 (See Note 3)	7,081
Distribution/Service—Class R3 (See Note 3)	19,835
Transfer agent (See Note 3)	1,289,860
Registration	143,718
Shareholder communication	105,777
Professional fees	101,581
Custodian	29,992
Trustees	26,487
Shareholder service (See Note 3)	7,731
Miscellaneous	50,802

Total expenses before waiver/reimbursement	10,907,407
Expense waiver/reimbursement from Manager (See Note 3)	(75,870)

Net expenses	10,831,537

Net investment income (loss)	24,224,726

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	18,600,076
Foreign currency transactions	2,649

Net realized gain (loss) on investments and foreign currency transactions	18,602,725

Net change in unrealized appreciation (depreciation) on unaffiliated investments	103,067,308

Net realized and unrealized gain (loss) on investments and foreign currency transactions	121,670,033

Net increase (decrease) in net assets resulting from operations	$145,894,759

(a)	Dividends recorded net of foreign withholding taxes in the amount of $334,061.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$24,224,726	$24,540,458
Net realized gain (loss) on investments and foreign currency transactions	18,602,725	29,814,908
Net change in unrealized appreciation (depreciation) on investments	103,067,308	(31,608,998)

Net increase (decrease) in net assets resulting from operations	145,894,759	22,746,368

Distributions to shareholders:
Class A	(21,403,064)	(23,260,941)
Investor Class	(4,957,109)	(5,887,552)
Class B	(761,646)	(1,169,399)
Class C	(1,689,523)	(2,397,744)
Class I	(15,135,175)	(28,292,305)
Class R1	(45,635)	(85,762)
Class R2	(140,339)	(287,723)
Class R3	(185,001)	(254,507)
Class R6	(10,255,817)	(3,516,695)

Total distributions to shareholders	(54,573,309)	(65,152,628)

Capital share transactions:
Net proceeds from sale of shares	216,145,005	130,991,054
Net asset value of shares issued to shareholders in reinvestment of distributions	53,754,499	63,780,660
Cost of shares redeemed	(314,955,226)	(345,283,381)

Increase (decrease) in net assets derived from capital share transactions	(45,055,722)	(150,511,667)

Net increase (decrease) in net assets	46,265,728	(192,917,927)

Net Assets
Beginning of year	1,037,977,484	1,230,895,411

End of year	$1,084,243,212	$1,037,977,484

16	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019	2018	2017	2016		2015

Net asset value at beginning of year	$15.70	$16.31	$14.23	$14.06		$14.55

Net investment income (loss) (a)	0.36	0.33	0.31	0.29		0.33

Net realized and unrealized gain (loss) on investments	1.84	(0.06)	2.13	0.69		(0.04)

Total from investment operations	2.20	0.27	2.44	0.98		0.29

Less dividends and distributions:

From net investment income	(0.37)	(0.32)	(0.30)	(0.26)		(0.33)

From net realized gain on investments	(0.46)	(0.56)	(0.06)	(0.55)		(0.45)

Total dividends and distributions	(0.83)	(0.88)	(0.36)	(0.81)		(0.78)

Net asset value at end of year	$17.07	$15.70	$16.31	$14.23		$14.06

Total investment return (b)	14.49%	1.62%	17.34%	7.43%		2.06%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.21%	2.06%	1.92%	2.04	%(c)	2.36%

Net expenses (d)	1.08%	1.07%	1.08%	1.16	%(e)	1.24%

Expenses (before waiver/reimbursement) (d)	1.08%	1.07%	1.08%	1.33%		1.76%

Portfolio turnover rate	18%	17%	28%	14%		19%

Net assets at end of year (in 000’s)	$450,979	$405,863	$435,116	$26,701		$12,473

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.03%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.17%.

	Year ended October 31,

Investor Class	2019	2018	2017	2016		2015

Net asset value at beginning of year	$15.63	$16.24	$14.17	$14.01		$14.50

Net investment income (loss) (a)	0.32	0.30	0.30	0.27		0.32

Net realized and unrealized gain (loss) on investments	1.83	(0.06)	2.10	0.68		(0.05)

Total from investment operations	2.15	0.24	2.40	0.95		0.27

Less dividends and distributions:

From net investment income	(0.33)	(0.29)	(0.27)	(0.24)		(0.31)

From net realized gain on investments	(0.46)	(0.56)	(0.06)	(0.55)		(0.45)

Total dividends and distributions	(0.79)	(0.85)	(0.33)	(0.79)		(0.76)

Net asset value at end of year	$16.99	$15.63	$16.24	$14.17		14.01

Total investment return (b)	14.25%	1.45%	17.12%	7.30%		1.86%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.01%	1.90%	1.89%	1.92	%(c)	2.26%

Net expenses (d)	1.30%	1.24%	1.28%	1.34	%(e)	1.35%

Expenses (before waiver/reimbursement) (d)	1.35%	1.29%	1.28%	1.51%		1.87%

Portfolio turnover rate	18%	17%	28%	14%		19%

Net assets at end of year (in 000’s)	$100,602	$98,939	$114,150	$2,861		$1,869

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.91%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.35%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,		May 8, 2017^ through October 31,

Class B	2019	2018	2017

Net asset value at beginning of period	$15.18	$15.79	$14.97

Net investment income (loss) (a)	0.20	0.18	0.07

Net realized and unrealized gain (loss) on investments	1.77	(0.06)	0.84

Total from investment operations	1.97	0.12	0.91

Less dividends and distributions:

From net investment income	(0.21)	(0.17)	(0.09)

From net realized gain on investments	(0.46)	(0.56)	—

Total dividends and distributions	(0.67)	(0.73)	(0.09)

Net asset value at end of period	$16.48	$15.18	$15.79

Total investment return (b)	13.40%	0.70%	6.11%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.29%	1.18%	0.98%††

Net expenses (c)	2.05%	1.99%	2.04%††

Expenses (before waiver/reimbursement) (c)	2.10%	2.04%	2.04%††

Portfolio turnover rate	18%	17%	28%

Net assets at end of period (in 000’s)	$14,579	$17,984	$26,167

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class C	2019	2018	2017	2016		2015

Net asset value at beginning of year	$15.17	$15.79	$13.80	$13.66		$14.16

Net investment income (loss) (a)	0.20	0.18	0.16	0.15		0.20

Net realized and unrealized gain (loss) on investments	1.77	(0.07)	2.06	0.69		(0.04)

Total from investment operations	1.97	0.11	2.22	0.84		0.16

Less dividends and distributions:

From net investment income	(0.21)	(0.17)	(0.17)	(0.15)		(0.21)

From net realized gain on investments	(0.46)	(0.56)	(0.06)	(0.55)		(0.45)

Total dividends and distributions	(0.67)	(0.73)	(0.23)	(0.70)		(0.66)

Net asset value at end of year	$16.47	$15.17	$15.79	$13.80		$13.66

Total investment return (b)	13.41%	0.63%	16.20%	6.55%		1.13%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.30%	1.16%	1.06%	1.09	%(c)	1.45%

Net expenses (d)	2.05%	1.99%	2.04%	2.07	%(e)	2.10%

Expenses (before waiver/reimbursement) (d)	2.10%	2.04%	2.04%	2.24%		2.62%

Portfolio turnover rate	18%	17%	28%	14%		19%

Net assets at end of year (in 000’s)	$30,663	$40,888	$54,550	$8,416		$3,762

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.08%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.08%.

18	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019	2018	2017	2016		2015

Net asset value at beginning of year	$15.85	$16.46	$14.35	$14.17		$14.67

Net investment income (loss) (a)	0.40	0.39	0.37	0.31		0.38

Net realized and unrealized gain (loss) on investments	1.86	(0.08)	2.13	0.72		(0.07)

Total from investment operations	2.26	0.31	2.50	1.03		0.31

Less dividends and distributions:

From net investment income	(0.41)	(0.36)	(0.33)	(0.30)		(0.36)

From net realized gain on investments	(0.46)	(0.56)	(0.06)	(0.55)		(0.45)

Total dividends and distributions	(0.87)	(0.92)	(0.39)	(0.85)		(0.81)

Net asset value at end of year	$17.24	$15.85	$16.46	$14.35		$14.17

Total investment return (b)	14.76%	1.86%	17.66%	7.76%		2.23%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.46%	2.37%	2.31%	2.18	%(c)	2.67%

Net expenses (d)	0.83%	0.81%	0.83%	0.87	%(e)	0.99%

Expenses (before waiver/reimbursement) (d)	0.83%	0.81%	0.83%	1.04%		1.51%

Portfolio turnover rate	18%	17%	28%	14%		19%

Net assets at end of year (in 000’s)	$313,261	$276,587	$587,427	$63,995		$6,496

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.16%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.89%.

	Year ended October 31,		May 8, 2017^ through October 31,

Class R1	2019	2018	2017

Net asset value at beginning of period	$15.84	$16.45	$15.59

Net investment income (loss) (a)	0.38	0.37	0.17

Net realized and unrealized gain (loss) on investments	1.87	(0.07)	0.86

Total from investment operations	2.25	0.30	1.03

Less dividends and distributions:

From net investment income	(0.39)	(0.35)	(0.17)

From net realized gain on investments	(0.46)	(0.56)	—

Total dividends and distributions	(0.85)	(0.91)	(0.17)

Net asset value at end of period	$17.24	$15.84	$16.45

Total investment return (b)	14.73%	1.69%	6.70%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.32%	2.31%	2.15%††

Net expenses (c)	0.93%	0.92%	0.92%††

Portfolio turnover rate	18%	17%	28%

Net assets at end of period (in 000’s)	$1,009	$778	$1,835

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,		May 8, 2017^ through October 31,

Class R2	2019	2018	2017

Net asset value at beginning of period	$15.69	$16.30	$15.46

Net investment income (loss) (a)	0.34	0.32	0.15

Net realized and unrealized gain (loss) on investments	1.84	(0.06)	0.84

Total from investment operations	2.18	0.26	0.99

Less dividends and distributions:

From net investment income	(0.35)	(0.31)	(0.15)

From net realized gain on investments	(0.46)	(0.56)	—

Total dividends and distributions	(0.81)	(0.87)	(0.15)

Net asset value at end of period	$17.06	$15.69	$16.30

Total investment return (b)	14.39%	1.51%	6.45%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.12%	2.02%	1.85%††

Net expenses (c)	1.18%	1.17%	1.17%††

Portfolio turnover rate	18%	17%	28%

Net assets at end of period (in 000’s)	$2,812	$2,665	$5,506

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,		May 8, 2017^ through October 31,

Class R3	2019	2018	2017

Net asset value at beginning of period	$15.69	$16.30	$15.46

Net investment income (loss) (a)	0.30	0.28	0.12

Net realized and unrealized gain (loss) on investments	1.84	(0.07)	0.86

Total from investment operations	2.14	0.21	0.98

Less dividends and distributions:

From net investment income	(0.31)	(0.26)	(0.14)

From net realized gain on investments	(0.46)	(0.56)	—

Total dividends and distributions	(0.77)	(0.82)	(0.14)

Net asset value at end of period	$17.06	$15.69	$16.30

Total investment return (b)	14.11%	1.25%	6.34%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.86%	1.75%	1.55%††

Net expenses (c)	1.43%	1.42%	1.42%††

Portfolio turnover rate	18%	17%	28%

Net assets at end of period (in 000’s)	$4,339	$3,817	$5,422

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,		May 8, 2017^ through October 31,

Class R6	2019	2018	2017

Net asset value at beginning of period	$15.85	$16.46	$15.59

Net investment income (loss) (a)	0.42	0.37	0.23

Net realized and unrealized gain (loss) on investments	1.86	(0.04)	0.82

Total from investment operations	2.28	0.33	1.05

Less dividends and distributions:

From net investment income	(0.42)	(0.38)	(0.18)

From net realized gain on investments	(0.46)	(0.56)	—

Total dividends and distributions	(0.88)	(0.94)	(0.18)

Net asset value at end of period	$17.25	$15.85	$16.46

Total investment return (b)	14.94%	1.95%	6.79%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.60%	2.31%	2.94%††

Net expenses (c)	0.73%	0.73%	0.72%††

Expenses (before waiver/reimbursement) (c)	0.73%	0.73%	0.72%††

Portfolio turnover rate	18%	17%	28%

Net assets at end of period (in 000’s)	$165,999	$190,456	$723

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. Equity Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on February 3, 2009 and December 3, 2008, respectively. Class B, Class R1, Class R2, Class R3 and Class R6 shares were registered for sale effective as of February 16, 2017, but were not offered for sale until May 8, 2017.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares under distribution plans pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under a distribution plan for Class R1, Class R2 and Class R3 shares.

The Fund’s investment objective is to seek current income and capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews

22	MainStay Epoch U.S. Equity Yield Fund

and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which

23

Notes to Financial Statements (continued)

mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2019, the Fund did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage

24	MainStay Epoch U.S. Equity Yield Fund

in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% in excess of $2 billion. During the year ended October 31, 2019, the effective management fee rate was 0.69% (exclusive of any applicable waivers/reimbursements).

Effective February 28, 2019, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2020 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Prior to February 28, 2019, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.14% of its average daily net assets. New York Life Investments would apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except Class R6. Additionally, New York Life Investments contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 would not exceed those of Class I.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $7,302,131 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $75,870 and paid the Subadvisor in the amount of $3,651,065.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For

25

Notes to Financial Statements (continued)

providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2019, shareholder service fees incurred by the Fund were as follows:

Class R1	$931
Class R2	2,833
Class R3	3,967

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $46,094 and $19,084, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $2,843, $4, $8,381 and $1,924, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$429,008
Investor Class	369,908
Class B	59,363
Class C	127,508
Class I	296,267
Class R1	938
Class R2	2,864
Class R3	4,004

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$9,174	$213,565	$(201,165)	$—	$—	$21,574	$377	$—	21,574

26	MainStay Epoch U.S. Equity Yield Fund

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$943,475,072	$182,570,688	$(43,302,714)	$139,267,974

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$1,107,496	$19,058,700	$—	$135,175,088	$155,341,284

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale and partnerships adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$3,362	$(3,362)

The reclassifications for the Fund are primarily due to different book and tax treatment of investments in partnerships.

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$35,491,080	$44,500,319
Long-Term Capital Gain	19,082,229	20,652,309
Total	$54,573,309	$65,152,628

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of securities, other than short-term securities, were $183,691 and $270,984, respectively.

27

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	4,702,971	$77,691,655
Shares issued to shareholders in reinvestment of dividends and distributions	1,332,318	21,041,413
Shares redeemed	(6,318,356)	(103,782,522)

Net increase (decrease) in shares outstanding before conversion	(283,067)	(5,049,454)
Shares converted into Class A (See Note 1)	951,644	15,571,313
Shares converted from Class A (See Note 1)	(103,812)	(1,707,384)

Net increase (decrease)	564,765	$8,814,475

Year ended October 31, 2018:
Shares sold	1,390,046	$22,383,881
Shares issued to shareholders in reinvestment of dividends and distributions	1,422,621	22,836,016
Shares redeemed	(4,636,014)	(74,641,826)

Net increase (decrease) in shares outstanding before conversion	(1,823,347)	(29,421,929)
Shares converted into Class A (See Note 1)	1,192,156	19,507,109
Shares converted from Class A (See Note 1)	(191,724)	(3,004,542)

Net increase (decrease)	(822,915)	$(12,919,362)

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,026,010	$17,038,130
Shares issued to shareholders in reinvestment of dividends and distributions	314,204	4,928,944
Shares redeemed	(1,306,273)	(21,582,437)

Net increase (decrease) in shares outstanding before conversion	33,941	384,637
Shares converted into Investor Class (See Note 1)	263,249	4,228,114
Shares converted from Investor Class (See Note 1)	(706,414)	(11,569,134)

Net increase (decrease)	(409,224)	$(6,956,383)

Year ended October 31, 2018:
Shares sold	273,983	$4,385,059
Shares issued to shareholders in reinvestment of dividends and distributions	366,306	5,859,004
Shares redeemed	(624,552)	(9,996,110)

Net increase (decrease) in shares outstanding before conversion	15,737	247,953
Shares converted into Investor Class (See Note 1)	393,556	6,274,131
Shares converted from Investor Class (See Note 1)	(1,107,253)	(18,054,753)

Net increase (decrease)	(697,960)	$(11,532,669)

Class B	Shares	Amount

Year ended October 31, 2019:
Shares sold	326,593	$5,351,595
Shares issued to shareholders in reinvestment of dividends and distributions	49,762	753,012
Shares redeemed	(469,339)	(7,562,556)

Net increase (decrease) in shares outstanding before conversion	(92,984)	(1,457,949)
Shares converted from Class B (See Note 1)	(207,286)	(3,209,391)

Net increase (decrease)	(300,270)	$(4,667,340)

Year ended October 31, 2018:
Shares sold	23,715	$370,990
Shares issued to shareholders in reinvestment of dividends and distributions	74,097	1,153,505
Shares redeemed	(269,767)	(4,181,673)

Net increase (decrease) in shares outstanding before conversion	(171,955)	(2,657,178)
Shares converted from Class B (See Note 1)	(300,155)	(4,721,945)

Net increase (decrease)	(472,110)	$(7,379,123)

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	590,708	$9,149,077
Shares issued to shareholders in reinvestment of dividends and distributions	101,158	1,529,828
Shares redeemed	(1,310,681)	(20,348,493)

Net increase (decrease) in shares outstanding before conversion	(618,815)	(9,669,588)
Shares converted from Class C (See Note 1)	(214,491)	(3,317,125)

Net increase (decrease)	(833,306)	$(12,986,713)

Year ended October 31, 2018:
Shares sold	133,645	$2,076,447
Shares issued to shareholders in reinvestment of dividends and distributions	137,185	2,135,569
Shares redeemed	(1,031,089)	(16,045,633)

Net increase (decrease)	(760,259)	$(11,833,617)

28	MainStay Epoch U.S. Equity Yield Fund

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	6,098,389	$97,779,508
Shares issued to shareholders in reinvestment of dividends and distributions	931,241	14,877,827
Shares redeemed	(6,113,172)	(99,531,468)

Net increase (decrease) in shares outstanding before conversion	916,458	13,125,867
Shares converted into Class I (See Note 1)	2,105	33,984
Shares converted from Class I (See Note 1)	(203,456)	(3,267,504)

Net increase (decrease)	715,107	$9,892,347

Year ended October 31, 2018:
Shares sold	3,609,133	$58,307,006
Shares issued to shareholders in reinvestment of dividends and distributions	1,706,344	27,675,037
Shares redeemed	(12,137,233)	(195,757,589)

Net increase (decrease) in shares outstanding before conversion	(6,821,756)	(109,775,546)
Shares converted from Class I (See Note 1)	(11,417,875)	(182,571,817)

Net increase (decrease)	(18,239,631)	$(292,347,363)

Class R1	Shares	Amount

Year ended October 31, 2019:
Shares sold	28,076	$451,616
Shares issued to shareholders in reinvestment of dividends and distributions	2,852	45,634
Shares redeemed	(21,460)	(351,710)

Net increase (decrease)	9,468	$145,540

Year ended October 31, 2018:
Shares sold	6,326	$102,560
Shares issued to shareholders in reinvestment of dividends and distributions	5,271	85,508
Shares redeemed	(74,019)	(1,207,071)

Net increase (decrease)	(62,422)	$(1,019,003)

Class R2	Shares	Amount

Year ended October 31, 2019:
Shares sold	44,943	$730,593
Shares issued to shareholders in reinvestment of dividends and distributions	8,777	138,490
Shares redeemed	(58,775)	(958,721)

Net increase (decrease)	(5,055)	$(89,638)

Year ended October 31, 2018:
Shares sold	24,291	$389,058
Shares issued to shareholders in reinvestment of dividends and distributions	17,748	284,889
Shares redeemed	(209,893)	(3,398,185)

Net increase (decrease)	(167,854)	$(2,724,238)

Class R3	Shares	Amount

Year ended October 31, 2019:
Shares sold	35,858	$581,261
Shares issued to shareholders in reinvestment of dividends and distributions	11,644	183,534
Shares redeemed	(36,421)	(585,223)

Net increase (decrease)	11,081	$179,572

Year ended October 31, 2018:
Shares sold	33,290	$536,567
Shares issued to shareholders in reinvestment of dividends and distributions	14,585	234,437
Shares redeemed	(137,196)	(2,195,366)

Net increase (decrease)	(89,321)	$(1,424,362)

Class R6	Shares	Amount

Year ended October 31, 2019:
Shares sold	474,748	$7,371,570
Shares issued to shareholders in reinvestment of dividends and distributions	643,826	10,255,817
Shares redeemed	(3,710,907)	(60,252,096)

Net increase (decrease) in shares outstanding before conversion	(2,592,333)	(42,624,709)
Shares converted into Class R6 (See Note 1)	203,456	3,267,504
Shares converted from Class R6 (See Note 1)	(1,890)	(30,377)

Net increase (decrease)	(2,390,767)	$(39,387,582)

Year ended October 31, 2018:
Shares sold	2,680,673	$42,439,486
Shares issued to shareholders in reinvestment of dividends and distributions	219,887	3,516,695
Shares redeemed	(2,346,104)	(37,859,928)

Net increase (decrease) in shares outstanding before conversion	554,456	8,096,253
Shares converted into Class R6 (See Note 1)	11,417,875	182,571,817

Net increase (decrease)	11,972,331	$190,668,070

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

29

Notes to Financial Statements (continued)

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay Epoch U.S. Equity Yield Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Epoch U.S. Equity Yield Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

31

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $19,082,229 as long term capital gain distributions.

For the fiscal year ended October 31, 2019, the Fund designated approximately $34,225,332 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2019 should be multiplied by 93.96% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

32	MainStay Epoch U.S. Equity Yield Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

33

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

34	MainStay Epoch U.S. Equity Yield Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay Epoch U.S. Equity Yield Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1716817 MS159-19	MSEUE11-12/19 (NYLIM) NL239

MainStay Epoch Global Equity Yield Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]

Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8/2/2006	5.52 11.66%	3.25 4.43%	8.02 8.63%	1.16 1.16%

Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/16/2009	5.53 11.67	3.26 4.43	7.56 8.17	1.10 1.10
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/16/2009	9.88 10.88	3.65 3.65	7.38 7.38	1.85 1.85
Class I Shares[3]	No Sales Charge		12/27/2005	12.03	4.69	8.89	0.91
Class R2 Shares	No Sales Charge		2/28/2014	11.55	4.32	4.63	1.27
Class R3 Shares	No Sales Charge		2/29/2016	11.28	7.52	N/A	1.52
Class R6 Shares	No Sales Charge		6/17/2013	12.14	4.82	6.50	0.74

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares and the Class P shares, respectively, of the Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund) through November 15, 2009. The Epoch Global Equity Shareholder Yield Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc, the Fund’s subadvisor.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

MSCI World Index[4]	12.69%	7.58%	9.48%
Global Equity Yield Composite Index[5]	14.50	7.56	9.38
Morningstar World Large Stock Category Average[6]	12.04	6.76	8.75

4.

The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the Global Equity Yield Composite Index as its secondary benchmark. The Global Equity Yield Composite Index consists of the MSCI World High Dividend Yield Index and the MSCI World Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI World High Dividend Yield Index is based on the MSCI World Index and is designed to reflect the performance of equities in the MSCI World Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI World Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the MSCI large and mid-cap equity universe across 23 developed markets countries. The MSCI World Minimum Volatility (USD) Index is calculated by optimizing the MSCI World Index for the lowest absolute risk (within a given set of constraints). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Morningstar World Large Stock Category Average is representative of funds that invest the majority of their assets in developed markets, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,039.10	$5.60	$1,019.71	$5.55	1.09%

Investor Class Shares	$1,000.00	$1,039.10	$5.71	$1,019.61	$5.65	1.11%

Class C Shares	$1,000.00	$1,035.30	$9.44	$1,015.93	$9.35	1.84%

Class I Shares	$1,000.00	$1,040.50	$4.32	$1,020.97	$4.28	0.84%

Class R2 Shares	$1,000.00	$1,038.70	$6.11	$1,019.21	$6.06	1.19%

Class R3 Shares	$1,000.00	$1,037.30	$7.34	$1,018.00	$7.27	1.43%

Class R6 Shares	$1,000.00	$1,041.00	$3.81	$1,021.48	$3.77	0.74%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2019 (Unaudited)

United States	56.7%

United Kingdom	9.8

France	7.7

Germany	6.2

Canada	4.7

Italy	3.3

Switzerland	2.9

Australia	1.7

Japan	1.7

Netherlands	1.4%

Norway	0.9

Republic of Korea	0.8

Taiwan	0.7

Spain	0.6

Sweden	0.5

Other Assets, Less Liabilities	0.4

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of October 31, 2019 (excluding short-term investment) (Unaudited)

1.	Duke Energy Corp.

2.	Allianz S.E., Registered

3.	AXA S.A.

4.	Verizon Communications, Inc.

5.	Entergy Corp.
6.	FirstEnergy Corp.

7.	BCE, Inc.

8.	Muenchener Rueckversicherungs-Gesellschaft A.G., Registered

9.	TOTAL S.A.

10.	Welltower, Inc.

8	MainStay Epoch Global Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Kera Van Valen, CFA, John Tobin, PhD, CFA, Michael A. Welhoelter, CFA, and William W. Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Equity Yield Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay Epoch Global Equity Yield Fund returned 12.03%, underperforming the 12.69% return of the Fund’s primary benchmark, the MSCI World Index. Over the same period, Class I shares underperformed the 14.50% return of the Global Equity Yield Composite Index, which is the Fund’s secondary benchmark, and the 12.04% return of the Morningstar World Large Stock Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

During the first half of the reporting period, the Fund’s performance relative to the MSCI World Index was undermined by overweight exposure to the diversified telecommunications services industry, which lagged behind the broader communication services sector. Relative performance also suffered due to the disappointing performance of stock selections in consumer staples, a sector that was negatively affected by proposed regulatory changes and concerns regarding long-term growth prospects. Consumer staples holdings, particularly the Fund’s overweight exposure to tobacco-related stocks, continued to weaken the Fund’s relative performance during the second half of the reporting period as well. Relatively strong performance from holdings in energy, financials and utilities partly compensated for these disappointments. Overweight exposure to utilities also helped bolster relative performance as investors favored more defensive sectors in an environment characterized by spikes in volatility in addition to economic and political uncertainty.

During the reporting period, which sectors and countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?

During the reporting period, the strongest positive sector contributions to the Fund’s performance relative to the MSCI World Index came from utilities and financials. (Contributions take weightings and total returns into account.) An overweight to utilities and good individual stock selections in the sector were among the largest positive contributors to the Fund’s relative performance. Strong stock selection and underweight exposure to the energy sector, the worst performing sector in the benchmark, also enhanced the Fund’s relative performance. The largest detractor from the Fund’s relative performance was weak stock selection in consumer staples, primarily due to tobacco exposure.

On a country basis, the strongest contributions to the Fund’s relative performance came from stock selection in Germany, Italy and the United States, as well as an underweight to Japan and an overweight to Italy. The Fund’s stock selection and overweight exposure in the United Kingdom detracted, as did stock selection in France.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Entergy and Munich Reinsurance (Munich Re) provided the largest contributions to the Fund’s absolute performance during the reporting period. Entergy provides regulated electricity and natural gas services to customers in the states of Arkansas, Louisiana, Alabama and Texas. As investors appeared to gain confidence in the company’s exit from its unregulated merchant power generation businesses, its shares outperformed along with regulated utility peers. Share prices were bolstered by rising market volatility and declining interest rates, conditions that led investors to favor defensive, dividend-paying stocks. Throughout the reporting period, Entergy management remained focused on growing its regulated rate bases and delivering regulated earnings growth, giving us confidence in the company’s ability to sustain and grow its attractive dividend. Global financial services company Munich Re provides reinsurance and primary insurance services across both life and property & casualty market segments. Shares trended higher reflecting an improving pricing environment for reinsurers during renewals earlier in the reporting period, as well as general market optimism on a strengthening reinsurance pricing outlook. As a result, earnings proved generally resilient in the face of elevated loss claims. Company-issued guidance indicated that management expected full-year 2019 earnings to exceed its previously stated target. The company also increased its annual dividend and announced a new share repurchase program. Further lift was provided by the rise in benchmark rates in September 2019, allowing yield curves to improve after briefly inverting in August and thereby relieving pressure on insurance companies to generate positive investment income on rate-sensitive products. All these developments supported our belief that Munich Re is a high-quality defensive stock with a very strong regulatory capital position.

Two of the most significant detractors from the Fund’s absolute performance included the Kraft Heinz Company (Kraft Heinz) and Occidental Petroleum. Shares in Kraft Heinz, a North American packaged food and beverage company, were pressured following disappointing financial results and an abrupt change in

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

capital allocation policy. While we believe the company made progress in addressing industry challenges, management chose to prioritize delevering the company over maintaining the cash dividends paid to shareholders. When management took a large write-down on two key brands and abruptly reduced the dividend in favor of strengthening the company’s balance sheet for further industry consolidation, the Fund exited the position. Shares in Occidental Petroleum, a diversified global energy company, underperformed when investors reacted negatively to its acquisition of Anadarko Petroleum over concerns regarding global oil demand and falling oil and gas prices. The Fund remained invested in the company, reflecting our belief that its long-term growth will continue to be driven by improving operating efficiency, leveraging an advantageous position in the Permian Basin and growing high-margin production.

What were some of the Fund’s largest purchases and sales during the reporting period?

New positions initiated during the reporting period included CenterPoint Energy and Darden Restaurants. CenterPoint Energy is largely a regulated utility company that delivers electric transmission, distribution and power generation services to customers in the Houston metropolitan area and Indiana, and provides natural gas distribution services to customers in eight Midwest and Southern states. Cash flow growth is driven by high single-digit regulated rate base growth, with incremental contributions from non-utility operations. The company returns cash to shareholders through an attractive and growing dividend. Darden Restaurants is a full service, casual dining restaurant company with eight brands and more than 1,700 owned and operated restaurants in the United States. Cash flows are sustained by the company’s leading brands, significant scale, strong balance sheet and ability to manage growth-related capital expenditures for new restaurants, among other factors. Cash flow growth drivers include same restaurant sales growth, net new restaurant growth and margin expansion from operating leverage and disciplined cost management. Darden returns cash to shareholders through an attractive and growing dividend, with a high earnings payout target and regular share repurchases.

Positions closed during the reporting period included Kraft Heinz, Vodafone and Arthur J. Gallagher (AJG). U.K.-based Vodafone provides telecommunication services in Europe, Asia and Africa. In May 2019, Vodafone’s management reduced the company’s full-year dividend citing a need for greater flexibility in assessing capital spending in the face of increased competitive dynamics in Italy, Spain and South Africa and increased spectrum costs. As a result of the company’s change in capital allocation priorities, the Fund exited its position. AJG provides insurance brokerage, risk management, insurance claims management, employee-benefit consulting and related services to clients globally. Shares trended higher during the reporting period as the company continued to experience organic growth driven by an expanding global market for risk cover and risk analysis, as well as inorganic growth from ongoing bolt-on acquisitions. Although AJG instituted regular dividend increases, share price appreciation compressed the dividend yield, leading us to sell the Fund’s position in favor of higher-yielding alternatives.

How did the Fund’s sector and country weightings change during the reporting period?

The Fund’s most significant sector weighting changes during the reporting period included increases in consumer discretionary and industrials, and a reduction in communication services. The Fund’s most significant country weighting changes during the same period were increases in the United States and Japan, and a reduction in the United Kingdom.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2019, the largest sectors within the Fund on an absolute basis were financials and utilities, while the smallest sectors were materials and real estate. Relative to the MSCI World Index, the Fund’s most significantly overweight sector exposure was in utilities, a defensive sector that is typically more heavily represented in the Fund. As of the same date, the Fund’s most significantly underweight exposures were in the information technology and consumer discretionary sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Equity Yield Fund

Portfolio of Investments October 31, 2019

	Shares	Value
Common Stocks 97.6%†
Australia 1.7%
Commonwealth Bank of Australia (Banks)	198,995	$10,790,358
Macquarie Group, Ltd. (Capital Markets)	121,678	11,233,039
Westpac Banking Corp. (Banks)	620,734	12,071,142

		34,094,539

Canada 4.7%
BCE, Inc. (Diversified Telecommunication Services)	638,451	30,286,553
Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	553,841	19,498,601
Rogers Communications, Inc., Class B (Wireless Telecommunication Services)	246,545	11,607,513
Royal Bank of Canada (Banks)	174,853	14,104,003
TELUS Corp. (Diversified Telecommunication Services)	466,573	16,596,268

		92,092,938

France 7.7%
AXA S.A. (Insurance)	1,334,663	35,256,288
Cie Generale des Etablissements Michelin SCA (Auto Components)	144,493	17,581,792
Sanofi (Pharmaceuticals)	256,167	23,604,780
SCOR S.E. (Insurance)	308,236	12,987,839
TOTAL S.A. (Oil, Gas & Consumable Fuels)	556,303	29,244,654
Unibail-Rodamco-Westfield (Equity Real Estate Investment Trusts)	116,608	18,038,332
Vinci S.A. (Construction & Engineering)	130,551	14,647,711

		151,361,396

Germany 6.2%
Allianz S.E., Registered (Insurance)	145,760	35,601,972
BASF S.E. (Chemicals)	269,288	20,491,981
Deutsche Post A.G., Registered (Air Freight & Logistics)	555,792	19,681,020
Muenchener Rueckversicherungs-Gesellschaft A.G., Registered (Insurance)	108,316	30,080,395
Siemens A.G., Registered (Industrial Conglomerates)	137,695	15,876,190

		121,731,558

Italy 3.3%
Assicurazioni Generali S.p.A. (Insurance)	808,786	16,394,554
Snam S.p.A. (Gas Utilities)	5,050,300	25,909,951
Terna Rete Elettrica Nazionale S.p.A. (Electric Utilities)	3,330,954	22,007,731

		64,312,236

Japan 1.7%
Takeda Pharmaceutical Co., Ltd. (Pharmaceuticals) (a)	535,800	19,489,049
Tokio Marine Holdings, Inc. (Insurance)	247,700	13,459,613

		32,948,662

	Shares	Value
Netherlands 1.4%
Royal Dutch Shell PLC, Class A, Sponsored ADR (Oil, Gas & Consumable Fuels)	456,928	$26,488,116

Norway 0.9%
Orkla ASA (Food Products)	1,874,662	18,008,367

Republic of Korea 0.8%
Samsung Electronics Co., Ltd., GDR (Technology Hardware, Storage & Peripherals) (b)	14,625	15,619,500

Spain 0.6%
Naturgy Energy Group S.A. (Gas Utilities)	449,957	12,249,839

Sweden 0.5%
Svenska Handelsbanken A.B., Class A (Banks)	1,060,252	10,613,830

Switzerland 2.9%
Nestle S.A., Registered (Food Products)	114,682	12,243,597
Novartis A.G., Registered (Pharmaceuticals)	287,544	25,093,424
Roche Holding A.G. (Pharmaceuticals)	66,426	19,985,035

		57,322,056

Taiwan 0.7%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	259,834	13,415,229

United Kingdom 9.8%
AstraZeneca PLC, Sponsored ADR (Pharmaceuticals)	411,299	20,165,990
BAE Systems PLC (Aerospace & Defense)	3,653,206	27,266,828
British American Tobacco PLC (Tobacco)	514,599	18,011,152
British American Tobacco PLC, Sponsored ADR (Tobacco)	184,419	6,447,288
Coca-Cola European Partners PLC (Beverages)	191,119	10,226,778
GlaxoSmithKline PLC (Pharmaceuticals)	910,055	20,848,963
Imperial Brands PLC (Tobacco)	890,409	19,519,997
Lloyds Banking Group PLC (Banks)	19,717,655	14,507,440
Micro Focus International PLC (Software)	575,438	7,901,174
National Grid PLC (Multi-Utilities)	2,240,916	26,162,675
Unilever PLC (Personal Products)	349,192	20,908,766

		191,967,051

United States 54.7%
3M Co. (Industrial Conglomerates)	76,813	12,673,377
AbbVie, Inc. (Biotechnology)	202,164	16,082,146
Altria Group, Inc. (Tobacco)	527,274	23,616,602

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
United States (continued)
Ameren Corp. (Multi-Utilities)	143,427	$11,144,278
American Electric Power Co., Inc. (Electric Utilities)	174,913	16,510,038
Amgen, Inc. (Biotechnology)	55,135	11,757,539
AT&T, Inc. (Diversified Telecommunication Services)	643,242	24,758,385
BB&T Corp. (Banks)	274,410	14,557,451
BlackRock, Inc. (Capital Markets)	25,349	11,703,633
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	36,123	10,578,621
CenterPoint Energy, Inc. (Multi-Utilities)	496,872	14,444,069
Chevron Corp. (Oil, Gas & Consumable Fuels)	119,647	13,895,803
Cisco Systems, Inc. (Communications Equipment)	372,641	17,704,174
CME Group, Inc. (Capital Markets)	52,600	10,822,450
Coca-Cola Co. (Beverages)	342,855	18,661,598
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	90,825	10,196,923
Dominion Energy, Inc. (Multi-Utilities)	329,546	27,204,022
Dow, Inc. (Chemicals)	411,784	20,790,974
Duke Energy Corp. (Electric Utilities)	378,344	35,662,705
Eaton Corp. PLC (Electrical Equipment)	285,184	24,842,378
Emerson Electric Co. (Electrical Equipment)	233,851	16,404,648
Entergy Corp. (Electric Utilities)	261,086	31,716,727
Enterprise Products Partners, L.P. (Oil, Gas & Consumable Fuels)	709,792	18,475,886
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	280,250	18,936,493
FirstEnergy Corp. (Electric Utilities)	628,739	30,380,668
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	873,822	13,290,833
Home Depot, Inc. (Specialty Retail)	55,135	12,933,568
Intel Corp. (Semiconductors & Semiconductor Equipment)	227,513	12,861,310
International Business Machines Corp. (IT Services)	145,191	19,416,392
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	593,183	19,456,402
Johnson & Johnson (Pharmaceuticals)	128,016	16,903,233
Kimberly-Clark Corp. (Household Products)	125,481	16,673,915
KLA Corp. (Semiconductors & Semiconductor Equipment)	66,828	11,296,605
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	343,488	21,241,298
Leggett & Platt, Inc. (Household Durables)	282,281	14,481,015
Lockheed Martin Corp. (Aerospace & Defense)	36,123	13,606,812
LyondellBasell Industries N.V., Class A (Chemicals)	165,650	14,858,805

	Shares	Value
United States (continued)
Magellan Midstream Partners, L.P. (Oil, Gas & Consumable Fuels)	248,427	$15,481,971
McDonald’s Corp. (Hotels, Restaurants & Leisure)	59,571	11,717,616
Merck & Co., Inc. (Pharmaceuticals)	299,601	25,963,423
MetLife, Inc. (Insurance)	410,031	19,185,351
Microsoft Corp. (Software)	105,835	15,173,564
Nutrien, Ltd. (Chemicals)	355,042	16,967,457
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	315,604	12,781,962
People’s United Financial, Inc. (Banks)	643,249	10,401,336
PepsiCo., Inc. (Beverages)	121,044	16,603,605
Pfizer, Inc. (Pharmaceuticals)	755,103	28,973,302
Philip Morris International, Inc. (Tobacco)	294,690	23,999,554
Phillips 66 (Oil, Gas & Consumable Fuels)	147,408	17,220,203
PPL Corp. (Electric Utilities)	645,150	21,606,074
Procter & Gamble Co. (Household Products)	125,481	15,623,639
Public Storage (Equity Real Estate Investment Trusts)	46,263	10,310,172
Target Corp. (Multiline Retail)	122,720	13,119,995
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	169,209	19,964,970
United Parcel Service, Inc., Class B (Air Freight & Logistics)	97,596	11,240,131
UnitedHealth Group, Inc. (Health Care Providers & Services)	53,156	13,432,521
Verizon Communications, Inc. (Diversified Telecommunication Services)	552,624	33,417,173
Watsco, Inc. (Trading Companies & Distributors)	81,343	14,340,771
WEC Energy Group, Inc. (Multi-Utilities)	119,845	11,313,368
Wells Fargo & Co. (Banks)	244,624	12,629,937
Welltower, Inc. (Equity Real Estate Investment Trusts)	322,118	29,212,881

		1,071,222,752

Total Common Stocks (Cost $1,782,001,431)		1,913,448,069

Short-Term Investment 2.0%
Affiliated Investment Company 2.0%
United States 2.0%
MainStay U.S. Government Liquidity Fund, 1.76% (c)	38,942,845	38,942,845

Total Short-Term Investment (Cost $38,942,845)		38,942,845

Total Investments (Cost $1,820,944,276)	99.6%	1,952,390,914
Other Assets, Less Liabilities	0.4	6,934,188
Net Assets	100.0%	$1,959,325,102

12	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

†	Percentages indicated are based on Fund net assets.

(a)

All or a portion of this security was held on loan. As of October 31, 2019, the aggregate market value of securities on loan was $198,238. The Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $208,846 (See Note 2(J)).

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Current yield as of October 31, 2019.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$1,913,448,069	$—	$—	$1,913,448,069
Short-Term Investment
Affiliated Investment Company	38,942,845	—	—	38,942,845

Total Investments in Securities	$1,952,390,914	$—	$—	$1,952,390,914

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The table below sets forth the diversification of the Fund’s investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$40,873,640	2.1%
Air Freight & Logistics	30,921,151	1.6
Auto Components	17,581,792	0.9
Banks	99,675,497	5.1
Beverages	45,491,981	2.3
Biotechnology	27,839,685	1.4
Capital Markets	33,759,122	1.7
Chemicals	73,109,217	3.7
Communications Equipment	17,704,174	0.9
Construction & Engineering	14,647,711	0.7
Diversified Telecommunication Services	105,058,379	5.4
Electric Utilities	157,883,943	8.1
Electrical Equipment	41,247,026	2.1
Equity Real Estate Investment Trusts	77,017,787	3.9
Food Products	30,251,964	1.5
Gas Utilities	38,159,790	1.9
Health Care Providers & Services	13,432,521	0.7
Hotels, Restaurants & Leisure	43,155,837	2.2
Household Durables	14,481,015	0.7
Household Products	32,297,554	1.6
Industrial Conglomerates	28,549,567	1.4
Insurance	162,966,012	8.3

	Value	Percent †
IT Services	$19,416,392	1.0%
Multi-Utilities	90,268,412	4.6
Multiline Retail	13,119,995	0.7
Oil, Gas & Consumable Fuels	172,023,689	8.8
Personal Products	20,908,766	1.1
Pharmaceuticals	201,027,199	10.3
Semiconductors & Semiconductor Equipment	68,116,735	3.5
Software	23,074,738	1.2
Specialty Retail	12,933,568	0.7
Technology Hardware, Storage & Peripherals	15,619,500	0.8
Textiles, Apparel & Luxury Goods	13,290,833	0.7
Tobacco	91,594,593	4.7
Trading Companies & Distributors	14,340,771	0.7
Wireless Telecommunication Services	11,607,513	0.6

	1,913,448,069	97.6
Short-Term Investment	38,942,845	2.0
Other Assets, Less Liabilities	6,934,188	0.4

Net Assets	$1,959,325,102	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $1,782,001,431) including securities on loan of $198,238	$1,913,448,069
Investment in affiliated investment company, at value (identified cost $38,942,845)	38,942,845
Cash denominated in foreign currencies (identified cost $56)	57
Receivables:
Dividends	8,438,794
Fund shares sold	2,287,096
Other assets	75,231

Total assets	1,963,192,092

Liabilities
Payables:
Fund shares redeemed	1,781,620
Manager (See Note 3)	1,231,654
Transfer agent (See Note 3)	423,386
Shareholder communication	185,496
NYLIFE Distributors (See Note 3)	111,704
Custodian	76,377
Professional fees	35,806
Trustees	3,519
Accrued expenses	17,428

Total liabilities	3,866,990

Net assets	$1,959,325,102

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$104,685
Additional paid-in capital	1,809,998,996

1,810,103,681
Total distributable earnings (loss)	149,221,421

Net assets	$1,959,325,102

Class A
Net assets applicable to outstanding shares	$125,791,328

Shares of beneficial interest outstanding	6,707,163

Net asset value per share outstanding	$18.75
Maximum sales charge (5.50% of offering price)	1.09

Maximum offering price per share outstanding	$19.84

Investor Class
Net assets applicable to outstanding shares	$10,067,421

Shares of beneficial interest outstanding	537,801

Net asset value per share outstanding	$18.72
Maximum sales charge (5.50% of offering price)	1.09

Maximum offering price per share outstanding	$19.81

Class C
Net assets applicable to outstanding shares	$97,872,213

Shares of beneficial interest outstanding	5,255,273

Net asset value and offering price per share outstanding	$18.62

Class I
Net assets applicable to outstanding shares	$1,657,340,845

Shares of beneficial interest outstanding	88,539,735

Net asset value and offering price per share outstanding	$18.72

Class R2
Net assets applicable to outstanding shares	$631,540

Shares of beneficial interest outstanding	33,653

Net asset value and offering price per share outstanding	$18.77

Class R3
Net assets applicable to outstanding shares	$568,105

Shares of beneficial interest outstanding	30,314

Net asset value and offering price per share outstanding	$18.74

Class R6
Net assets applicable to outstanding shares	$67,053,650

Shares of beneficial interest outstanding	3,580,694

Net asset value and offering price per share outstanding	$18.73

14	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$88,630,855
Dividends-affiliated	703,783
Securities lending	469,091

Total income	89,803,729

Expenses
Manager (See Note 3)	14,661,669
Transfer agent (See Note 3)	2,900,169
Distribution/Service—Class A (See Note 3)	305,250
Distribution/Service—Investor Class (See Note 3)	24,630
Distribution/Service—Class C (See Note 3)	1,189,288
Distribution/Service—Class R2 (See Note 3)	1,487
Distribution/Service—Class R3 (See Note 3)	3,307
Shareholder communication	217,045
Professional fees	181,455
Custodian	173,823
Registration	145,716
Interest expense	114,574
Trustees	51,342
Shareholder service (See Note 3)	1,256
Miscellaneous	96,948

Total expenses before waiver/reimbursement	20,067,959
Expense waiver/reimbursement from Manager (See Note 3)	(902,082)

Net expenses	19,165,877

Net investment income (loss)	70,637,852

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	38,043,357
Foreign currency transactions	(195,033)

Net realized gain (loss) on investments and foreign currency transactions	37,848,324

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	104,296,640
Translation of other assets and liabilities in foreign currencies	93,442

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	104,390,082

Net realized and unrealized gain (loss) on investments and foreign currency transactions	142,238,406

Net increase (decrease) in net assets resulting from operations	$212,876,258

(a)	Dividends recorded net of foreign withholding taxes in the amount of $4,669,911.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$70,637,852	$104,814,945
Net realized gain (loss) on investments and foreign currency transactions	37,848,324	138,451,542
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	104,390,082	(338,882,124)

Net increase (decrease) in net assets resulting from operations	212,876,258	(95,615,637)

Distributions to shareholders:
Class A	(11,156,669)	(19,419,076)
Investor Class	(851,967)	(311,900)
Class C	(10,468,761)	(3,725,912)
Class I	(184,934,046)	(81,796,734)
Class R2	(50,124)	(13,092)
Class R3	(57,129)	(17,140)
Class R6	(7,059,652)	(3,580,139)

Total distributions to shareholders	(214,578,348)	(108,863,993)

Capital share transactions:
Net proceeds from sale of shares	349,377,188	959,506,465
Net asset value of shares issued to shareholders in reinvestment of distributions	175,740,279	78,746,713
Cost of shares redeemed	(1,210,497,335)	(2,132,451,734)

Increase (decrease) in net assets derived from capital share transactions	(685,379,868)	(1,094,198,556)

Net increase (decrease) in net assets	(687,081,958)	(1,298,678,186)

Net Assets
Beginning of year	2,646,407,060	3,945,085,246

End of year	$1,959,325,102	$2,646,407,060

16	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019		2018	2017	2016		2015

Net asset value at beginning of year	$18.38		$19.66	$17.42	$18.83		$20.30

Net investment income (loss) (a)	0.57		0.60	0.49	0.53		0.63

Net realized and unrealized gain (loss) on investments	1.42		(1.30)	2.24	(0.41)		(0.89)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	0.00 ‡	(0.00	)‡	(0.00)‡

Total from investment operations	1.99		(0.70)	2.73	0.12		(0.26)

Less dividends and distributions:

From net investment income	(0.59)		(0.56)	(0.49)	(0.51)		(0.74)

From net realized gain on investments	(1.03)		(0.02)	—	(1.02)		(0.47)

Total dividends and distributions	(1.62)		(0.58)	(0.49)	(1.53)		(1.21)

Net asset value at end of year	$18.75		$18.38	$19.66	$17.42		$18.83

Total investment return (b)	11.66%		(3.64%)	15.88%	0.87%		(1.26%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.17%		3.07%	2.62%	2.97%		3.24%

Net expenses (c)	1.10	%(d)	1.10%	1.14%	1.11	%(d)	1.09%

Expenses (before waiver/reimbursement) (c)	1.14%		1.16%	1.14%	1.11%		1.09%

Portfolio turnover rate	24%		15%	18%	21%		33%

Net assets at end of year (in 000’s)	$125,791		$134,136	$782,204	$900,737		$973,044

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Year ended October 31,

Investor Class	2019		2018	2017	2016		2015

Net asset value at beginning of year	$18.35		$19.63	$17.39	$18.80		$20.28

Net investment income (loss) (a)	0.57		0.54	0.49	0.53		0.62

Net realized and unrealized gain (loss) on investments	1.42		(1.24)	2.25	(0.41)		(0.89)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	0.00 ‡	(0.00	)‡	(0.00)‡

Total from investment operations	1.99		(0.70)	2.74	0.12		(0.27)

Less dividends and distributions:

From net investment income	(0.59)		(0.56)	(0.50)	(0.51)		(0.74)

From net realized gain on investments	(1.03)		(0.02)	—	(1.02)		(0.47)

Total dividends and distributions	(1.62)		(0.58)	(0.50)	(1.53)		(1.21)

Net asset value at end of year	$18.72		$18.35	$19.63	$17.39		$18.80

Total investment return (b)	11.67%		(3.65%)	15.93%	0.87%		(1.28%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.15%		2.80%	2.66%	3.04%		3.20%

Net expenses (c)	1.11	%(d)	1.10%	1.11%	1.11	%(d)	1.11%

Portfolio turnover rate	24%		15%	18%	21%		33%

Net assets at end of year (in 000’s)	$10,067		$9,582	$10,849	$10,419		$11,693

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class C	2019		2018	2017	2016		2015

Net asset value at beginning of year	$18.25		$19.53	$17.30	$18.71		$20.18

Net investment income (loss) (a)	0.44		0.40	0.35	0.40		0.47

Net realized and unrealized gain (loss) on investments	1.41		(1.25)	2.24	(0.41)		(0.88)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	0.00 ‡	(0.00	)‡	(0.00)‡

Total from investment operations	1.85		(0.85)	2.59	(0.01)		(0.41)

Less dividends and distributions:

From net investment income	(0.45)		(0.41)	(0.36)	(0.38)		(0.59)

From net realized gain on investments	(1.03)		(0.02)	—	(1.02)		(0.47)

Total dividends and distributions	(1.48)		(0.43)	(0.36)	(1.40)		(1.06)

Net asset value at end of year	$18.62		$18.25	$19.53	$17.30		$18.71

Total investment return (b)	10.88%		(4.41%)	15.08%	0.11%		(2.04%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.47%		2.08%	1.91%	2.26%		2.46%

Net expenses (c)	1.85	%(d)	1.84%	1.86%	1.86	%(d)	1.86%

Expenses (before waiver/reimbursement) (c)	1.87%		1.85%	1.86%	1.86%		1.86%

Portfolio turnover rate	24%		15%	18%	21%		33%

Net assets at end of year (in 000’s)	$97,872		$138,182	$189,291	$221,557		$263,213

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Year ended October 31,

Class I	2019		2018	2017	2016		2015

Net asset value at beginning of year	$18.34		$19.63	$17.39	$18.80		$20.28

Net investment income (loss) (a)	0.62		0.59	0.53	0.57		0.68

Net realized and unrealized gain (loss) on investments	1.43		(1.25)	2.25	(0.40)		(0.89)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	0.00 ‡	(0.00	)‡	(0.01)

Total from investment operations	2.05		(0.66)	2.78	0.17		(0.22)

Less dividends and distributions:

From net investment income	(0.64)		(0.61)	(0.54)	(0.56)		(0.79)

From net realized gain on investments	(1.03)		(0.02)	—	(1.02)		(0.47)

Total dividends and distributions	(1.67)		(0.63)	(0.54)	(1.58)		(1.26)

Net asset value at end of year	$18.72		$18.34	$19.63	$17.39		$18.80

Total investment return (b)	12.03%		(3.44%)	16.20%	1.12%		(1.06%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.44%		3.03%	2.87%	3.25%		3.49%

Net expenses (c)	0.85	%(d)	0.85%	0.89%	0.86	%(d)	0.84%

Expenses (before waiver/reimbursement) (c)	0.89%		0.91%	0.89%	0.86%		0.84%

Portfolio turnover rate	24%		15%	18%	21%		33%

Net assets at end of year (in 000’s)	$1,657,341		$2,279,815	$2,850,185	$2,817,292		$3,358,771

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

18	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R2	2019		2018	2017	2016		2015

Net asset value at beginning of year	$18.39		$19.67	$17.42	$18.83		$20.30

Net investment income (loss) (a)	0.55		0.50	0.48	0.50		0.59

Net realized and unrealized gain (loss) on investments	1.42		(1.24)	2.25	(0.39)		(0.87)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	0.00 ‡	(0.00	)‡	(0.00)‡

Total from investment operations	1.97		(0.74)	2.73	0.11		(0.28)

Less dividends and distributions:

From net investment income	(0.56)		(0.52)	(0.48)	(0.50)		(0.72)

From net realized gain on investments	(1.03)		(0.02)	—	(1.02)		(0.47)

Total dividends and distributions	(1.59)		(0.54)	(0.48)	(1.52)		(1.19)

Net asset value at end of year	$18.77		$18.39	$19.67	$17.42		$18.83

Total investment return (b)	11.55%		(3.81%)	15.83%	0.77%		(1.34%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.02%		2.60%	2.58%	2.86%		3.09%

Net expenses (c)	1.24	%(d)	1.27%	1.23%	1.21	%(d)	1.19%

Portfolio turnover rate	24%		15%	18%	21%		33%

Net assets at end of year (in 000’s)	$632		$583	$293	$374		$165

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Year ended October 31,				February 29, 2016^ through October 31,

Class R3	2019		2018	2017	2016

Net asset value at beginning of period	$18.36		$19.65	$17.41	$16.80

Net investment income (loss) (a)	0.53		0.47	0.29	0.29

Net realized and unrealized gain (loss) on investments	1.40		(1.26)	2.39	0.69

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	0.00 ‡	0.01

Total from investment operations	1.93		(0.79)	2.68	0.99

Less dividends and distributions:

From net investment income	(0.52)		(0.48)	(0.44)	(0.38)

From net realized gain on investments	(1.03)		(0.02)	—	—

Total dividends and distributions	(1.55)		(0.50)	(0.44)	(0.38)

Net asset value at end of period	$18.74		$18.36	$19.65	$17.41

Total investment return (b)	11.28%		(4.10%)	15.53%	5.84%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.92%		2.42%	1.54%	2.42%††

Net expenses (c)	1.49	%(d)	1.52%	1.50%	1.45%††

Portfolio turnover rate	24%		15%	18%	21%

Net assets at end of period (in 000’s)	$568		$690	$543	$51

^	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R6	2019		2018	2017	2016		2015

Net asset value at beginning of year	$18.35		$19.64	$17.40	$18.81		$20.28

Net investment income (loss) (a)	0.63		0.63	0.48	0.53		0.54

Net realized and unrealized gain (loss) on investments	1.43		(1.27)	2.33	(0.34)		(0.73)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	0.00 ‡	(0.00	)‡	(0.00)‡

Total from investment operations	2.06		(0.64)	2.81	0.19		(0.19)

Less dividends and distributions:

From net investment income	(0.65)		(0.63)	(0.57)	(0.58)		(0.81)

From net realized gain on investments	(1.03)		(0.02)	—	(1.02)		(0.47)

Total dividends and distributions	(1.68)		(0.65)	(0.57)	(1.60)		(1.28)

Net asset value at end of year	$18.73		$18.35	$19.64	$17.40		$18.81

Total investment return (b)	12.14%		(3.32%)	16.36%	1.25%		(0.90%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.50%		3.25%	2.55%	3.04%		2.94%

Net expenses (c)	0.75	%(d)	0.74%	0.74%	0.74	%(d)	0.74%

Portfolio turnover rate	24%		15%	18%	21%		33%

Net assets at end of year (in 000’s)	$67,054		$83,418	$111,720	$33,404		$13,867

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

20	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Equity Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on December 27, 2005 and August 2, 2006, respectively. Class R6 shares commenced operations on June 17, 2013. Class R2 shares commenced operations on February 28, 2014. Class R3 shares commenced operations on February 29, 2016.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek a high level of income. Capital appreciation is a secondary investment objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial

Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk

21

Notes to Financial Statements (continued)

inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2019, there were no foreign equity securities held by the Fund that were valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using

22	MainStay Epoch Global Equity Yield Fund

valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the

23

Notes to Financial Statements (continued)

Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2019, the Fund did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund had securities on loan with an aggregate market value of $198,238 and received non-cash collateral in the form of U.S. Treasury securities with a value of $208,846.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

24	MainStay Epoch Global Equity Yield Fund

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.70% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.09%; Class C, 1.84%; Class I, 0.84%; and Class R6, 0.74%. This agreement will remain in effect until February 28, 2020 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $14,661,669 and waived its fees and/or reimbursed expenses in the amount of $902,082 and paid the Subadvisor in the amount of $7,330,835.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2019, shareholder service fees incurred by the Fund were as follows:

Class R2	$595
Class R3	661

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $15,166 and $2,635, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $2,673 and $3,731, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services

25

Notes to Financial Statements (continued)

on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$177,091
Investor Class	11,515
Class C	139,322
Class I	2,570,419
Class R2	863
Class R3	959

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$24,494	$624,909	$(610,460)	$—	$—	$38,943	$704	$—	38,943

(G)  Capital.  As of October 31, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R2	$32,328	5.1%
Class R3	32,624	5.7

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,842,460,500	$233,936,125	$(124,005,711)	$109,930,414

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$3,860,105	$35,485,360	$—	$109,875,956	$149,221,421

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and partnerships.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$53,421	$(53,421)

The reclassifications for the Fund are primarily due to redemption-in-kind adjustments.

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018
Distributions paid from:
Ordinary Income	$71,357,536	$103,748,838
Long-Term Capital Gain	143,220,812	5,115,155
Total	$214,578,348	$108,863,993

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment

26	MainStay Epoch Global Equity Yield Fund

fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement.

During the year ended October 31, 2019 the Fund utilized the line of credit for a total of 12 days, maintained an average daily balance of $102,270,000 at a weighted average interest rate of 3.36% and incurred interest expense in the amount of $114,574. As of October 31, 2019, there were no borrowings outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of securities, other than short-term securities, were $487,038 and $1,337,595, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,388,390	$24,952,515
Shares issued to shareholders in reinvestment of dividends and distributions	575,361	10,059,761
Shares redeemed	(2,595,613)	(46,495,593)

Net increase (decrease) in shares outstanding before conversion	(631,862)	(11,483,317)
Shares converted into Class A (See Note 1)	52,327	953,215
Shares converted from Class A (See Note 1)	(12,638)	(229,039)

Net increase (decrease)	(592,173)	$(10,759,141)

Year ended October 31, 2018:
Shares sold	4,264,503	$83,328,728
Shares issued to shareholders in reinvestment of dividends and distributions	984,369	18,770,328
Shares redeemed	(37,688,399)	(723,406,481)

Net increase (decrease) in shares outstanding before conversion	(32,439,527)	(621,307,425)
Shares converted into Class A (See Note 1)	44,458	865,373
Shares converted from Class A (See Note 1)	(86,810)	(1,673,311)

Net increase (decrease)	(32,481,879)	$(622,115,363)

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	80,288	$1,437,101
Shares issued to shareholders in reinvestment of dividends and distributions	48,480	846,922
Shares redeemed	(85,134)	(1,537,099)

Net increase (decrease) in shares outstanding before conversion	43,634	746,924
Shares converted into Investor Class (See Note 1)	12,496	227,930
Shares converted from Investor Class (See Note 1)	(40,658)	(738,751)

Net increase (decrease)	15,472	$236,103

Year ended October 31, 2018:
Shares sold	88,468	$1,717,268
Shares issued to shareholders in reinvestment of dividends and distributions	16,263	309,927
Shares redeemed	(104,381)	(2,018,877)

Net increase (decrease) in shares outstanding before conversion	350	8,318
Shares converted into Investor Class (See Note 1)	13,802	262,657
Shares converted from Investor Class (See Note 1)	(44,540)	(865,373)

Net increase (decrease)	(30,388)	$(594,398)

27

Notes to Financial Statements (continued)

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	393,915	$6,921,596
Shares issued to shareholders in reinvestment of dividends and distributions	458,454	7,937,006
Shares redeemed	(3,152,085)	(56,057,971)

Net increase (decrease) in shares outstanding before conversion	(2,299,716)	(41,199,369)
Shares converted from Class C (See Note 1)	(15,619)	(282,220)

Net increase (decrease)	(2,315,335)	$(41,481,589)

Year ended October 31, 2018:
Shares sold	399,951	$7,776,020
Shares issued to shareholders in reinvestment of dividends and distributions	150,874	2,856,263
Shares redeemed	(2,674,062)	(51,355,976)

Net increase (decrease)	(2,123,237)	$(40,723,693)

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	17,629,092	$313,628,741
Shares issued to shareholders in reinvestment of dividends and distributions	8,605,612	149,729,860
Shares redeemed	(61,974,606)	(1,079,357,568)

Net increase (decrease) in shares outstanding before conversion	(35,739,902)	(615,998,967)
Shares converted into Class I (See Note 1)	3,931	68,865

Net increase (decrease)	(35,735,971)	$(615,930,102)

Year ended October 31, 2018:
Shares sold	44,768,597	$860,333,110
Shares issued to shareholders in reinvestment of dividends and distributions	2,785,927	53,199,881
Shares redeemed	(68,522,762)	(1,324,353,427)

Net increase (decrease) in shares outstanding before conversion	(20,968,238)	(410,820,436)
Shares converted into Class I (See Note 1)	73,112	1,410,654

Net increase (decrease)	(20,895,126)	$(409,409,782)

Class R2	Shares	Amount

Year ended October 31, 2019:
Shares issued to shareholders in reinvestment of dividends and distributions	2,861	50,124
Shares redeemed	(897)	(16,605)

Net increase (decrease)	1,964	$33,519

Year ended October 31, 2018:
Shares sold	18,269	$349,648
Shares issued to shareholders in reinvestment of dividends and distributions	689	13,092
Shares redeemed	(2,184)	(42,417)

Net increase (decrease)	16,774	$320,323

Class R3	Shares	Amount

Year ended October 31, 2019:
Shares sold	6,744	$120,703
Shares issued to shareholders in reinvestment of dividends and distributions	3,263	56,954
Shares redeemed	(17,285)	(314,213)

Net increase (decrease)	(7,278)	$(136,556)

Year ended October 31, 2018:
Shares sold	12,931	$250,783
Shares issued to shareholders in reinvestment of dividends and distributions	898	17,083
Shares redeemed	(3,855)	(75,514)

Net increase (decrease)	9,974	$192,352

Class R6	Shares	Amount

Year ended October 31, 2019:
Shares sold	129,598	$2,316,532
Shares issued to shareholders in reinvestment of dividends and distributions	405,153	7,059,652
Shares redeemed	(1,499,964)	(26,718,286)

Net increase (decrease)	(965,213)	$(17,342,102)

Year ended October 31, 2018:
Shares sold	297,631	$5,750,908
Shares issued to shareholders in reinvestment of dividends and distributions	187,758	3,580,139
Shares redeemed	(1,627,477)	(31,199,042)

Net increase (decrease)	(1,142,088)	$(21,867,995)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay Epoch Global Equity Yield Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Epoch Global Equity Yield Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

29

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $143,220,812 as long term capital gain distributions.

For the fiscal year ended October 31, 2019, the Fund designated approximately $71,357,536 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2019 should be multiplied by 48.59% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

30	MainStay Epoch Global Equity Yield Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

31

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

32	MainStay Epoch Global Equity Yield Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay Epoch Global Equity Yield Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1717040 MS159-19	MSEGEY11-12/19 (NYLIM) NL241

MainStay MacKay High Yield Municipal Bond Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	3/31/2010	4.36 9.28%	4.90 5.87%	6.88 7.39%	0.87 0.87%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	3/31/2010	4.28 9.19	4.88 5.85	6.83 7.35	0.89 0.89
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3/31/2010	7.47 8.47	5.06 5.06	6.56 6.56	1.63 1.63
Class I Shares	No Sales Charge		3/31/2010	9.46	6.13	7.65	0.62

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception

Bloomberg Barclays Municipal Bond Index[3]	9.42%	3.55%	4.34%
High Yield Municipal Bond Composite Index[4]	9.42	5.09	5.91
Morningstar High Yield Muni Category Average[5]	9.71	4.81	5.69

3.

The Bloomberg Barclays Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays Municipal Bond Index is considered representative of the broad based market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The High Yield Municipal Bond Composite Index is the Fund’s secondary benchmark. The High Yield Municipal Bond Composite Index consists of the Bloomberg Barclays High Yield Municipal Bond Index and the Bloomberg Barclays Municipal Bond Index weighted 60%/40%, respectively. The

Bloomberg Barclays High Yield Municipal Bond Index is made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Morningstar High Yield Muni Category Average is representative of funds that invest a substantial portion of assets in high-income municipal securities that are not rated or that are rated at the level of or below BBB by a major ratings agency such as Standard & Poor’s or Moody’s. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay High Yield Municipal Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,041.50	$4.48	$1,020.82	$4.43	0.87%

Investor Class Shares	$1,000.00	$1,040.60	$4.53	$1,020.77	$4.48	0.88%

Class C Shares	$1,000.00	$1,037.60	$8.37	$1,016.99	$8.29	1.63%

Class I Shares	$1,000.00	$1,042.00	$3.19	$1,022.08	$3.16	0.62%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2019 (Unaudited)

Illinois	12.3%

Puerto Rico	9.8

California	9.4

Texas	6.5

Ohio	5.1

New York	4.9

Pennsylvania	3.9

New Jersey	3.7

Georgia	3.0

Colorado	2.6

Wisconsin	2.6

Michigan	2.2

Florida	2.0

Massachusetts	2.1

Minnesota	2.1

Virginia	2.0

U.S. Virgin Islands	1.6

Kentucky	1.5

South Carolina	1.4

Arizona	1.3

Indiana	1.3

Missouri	1.2

District of Columbia	1.1

Alabama	1.2

Guam	1.1

Iowa	1.1

Oklahoma	0.9

Alaska	0.8

North Carolina	0.7

Tennessee	0.7%

Arkansas	0.6

Delaware	0.6

Hawaii	0.6

Maryland	0.6

North Dakota	0.6

Washington	0.6

Kansas	0.5

Oregon	0.5

Utah	0.5

Connecticut	0.4

Louisiana	0.4

Nevada	0.4

West Virginia	0.4

Rhode Island	0.3

New Hampshire	0.2

New Mexico	0.2

Maine	0.1

Mississippi	0.1

Montana	0.1

Vermont	0.1

Idaho	0.0	‡

Multi-State	0.0	‡

Nebraska	0.0	‡

South Dakota	0.0	‡

Wyoming	0.0	‡

Other Assets, Less Liabilities	2.1

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of October 31, 2019 (excluding short-term investment) (Unaudited)

1.	Puerto Rico Sales Tax Financing Corp., Revenue Bonds, (zero coupon)–5.00%, due 7/1/24–7/1/58

2.	State of Illinois, Unlimited General Obligation, 3.25%–5.50%, due 11/1/19–12/1/41

3.	Golden State Tobacco Securitization Corp., Revenue Bonds, (zero coupon)–5.25%, due 6/1/36–6/1/47

4.	Chicago Board of Education, Unlimited General Obligation, 5.00%–7.00%, due 12/1/19–12/1/46

5.	Duluth Economic Development Authority Health Care Facilities, Essentia Health Obligated Group, Revenue Bonds, 5.00%–5.25%, due 2/15/48–2/15/58
6.	Tobacco Settlement Financing Corp., Revenue Bonds, (zero coupon)–5.00%, due 6/1/46–6/1/52

7.	GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds, 7.50%, due 8/20/40

8.	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds, 5.125%–6.00%, due 6/1/24–6/1/47

9.	Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds, 5.00%–6.00%, due 7/1/21–7/1/47

10.	New Jersey Turnpike Authority, Revenue Bonds, 2.122%–5.00%, due 1/1/24–1/1/45

8	MainStay MacKay High Yield Municipal Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay High Yield Municipal Bond Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay MacKay High Yield Municipal Bond Fund returned 9.46%, outperforming the 9.42% return of the Fund’s primary benchmark, the Bloomberg Barclays Municipal Bond Index, and the 9.42% return of the Fund’s secondary benchmark, the High Yield Municipal Bond Composite Index. Over the same period, Class I shares underperformed the 9.71% return of the Morningstar High Yield Muni Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Bloomberg Barclays Municipal Bond Index during the reporting period was determined by the Fund’s allocations with regard to credit quality, geographic distribution and yield curve2 positioning. Specifically, the Fund’s underweight exposure to investment-grade credits detracted from relative performance, while the Fund’s overweight allocation to noninvestment grade bonds offset those results. From a geographic perspective, the largest contributions to relative performance came from the Fund’s overweight exposure to Illinois bonds. (Contributions take weightings and total returns into account.) In addition, progress in the restructuring of Puerto Rico-issued debt led to strong outperformance of the various debt profiles from Puerto Rico issuers, benefiting several Fund holdings. Conversely, underweight exposure to bonds issued from New York and California detracted from the Fund’s relative performance. Regarding yield curve positioning, bonds maturing in more than 20 years added to relative performance, while those maturing in fewer than 15 years detracted.

What was the Fund’s duration3 strategy during the reporting period?

The Fund’s duration during the reporting period was targeted to maintain a neutral range relative to the Fund’s investable universe as outlined in the prospectus. In addition to investment-grade bonds, the Fund normally invests a substantial amount of its assets in municipal securities rated below investment grade. Since the Fund’s investable universe is broader than that of the Bloomberg Barclays Municipal Bond Index, the Fund’s duration may differ from that of the Index. At the end of the reporting period, the Fund’s modified duration to worst4 was 5.1 years while the benchmark’s modified duration to worst was 5.3 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

While all sectors contributed to strong absolute performance during the reporting period, the Fund’s holdings in the hospital, special tax, education and tobacco sectors produced the strongest positive contributions relative to the Bloomberg Barclays Municipal Bond Index. Conversely, underweight exposure to the state general obligation, local general obligation and transportation sectors hindered relative performance. Holdings from Illinois, Puerto Rico and Ohio contributed positively to the Fund’s relative performance, while New York, California and Texas bonds detracted. With regard to credit quality, the Fund’s BBB-, BB- and B-rated holdings bolstered relative returns, while A- to AAA-rated bonds offset some those results.5 Bonds with 20-year and longer maturities contributed positively to relative performance, while bonds with maturities of fewer than 15 years weighed on relative returns.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

5.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

9

What were some of the Fund’s largest purchases and sales during the reporting period?

As the Fund remained focused on diversification and liquidity, no individual purchase or sale was considered significant during the reporting period, although sector overweights or yield-curve positioning, in their entirety, would have an impact.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its sector exposure to electric, transportation and education, while decreasing its sector exposure to hospital, special tax and tobacco. Across states, the Fund increased its exposure to Wisconsin and Texas bonds, and decreased its exposure to New York, Ohio and Massachusetts securities. From a credit quality perspective, the Fund increased its exposure to BBB- and

A-rated bonds while decreasing BB-rated bonds and credits rated CCC+6 or lower.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2019, the Fund held overweight positions relative to the Bloomberg Barclays Municipal Bond Index in the hospital, tobacco and education sectors. As of the same date, the Fund held underweight exposures to the state and local general obligation sectors. At the of the end of the reporting period, the Fund held overweight exposure to bonds from Puerto Rico and Illinois, and underweight exposure to New York and California securities. Due to the investment-grade composition of the benchmark, the Fund was overweight bonds rated BBB and below.

6.

An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay High Yield Municipal Bond Fund

Portfolio of Investments October 31, 2019

	Principal Amount	Value
Municipal Bonds 97.8%† Long-Term Municipal Bonds 82.7%
Alabama 0.6%
Alabama Special Care Facilities Financing Authority-Birmingham AL, Methodist Home for the Aging, Revenue Bonds Series S 5.75%, due 6/1/45	$1,250,000	$1,399,075
County of Jefferson AL, Sewer, Revenue Bonds
Senior Lien-Series A, Insured: AGM 5.50%, due 10/1/53	11,960,000	13,736,658
Series D 6.00%, due 10/1/42	2,500,000	2,964,750
Montgomery Educational Building Authority, Faulkner University, Revenue Bonds Series A 5.00%, due 10/1/43	5,080,000	5,659,222
Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Revenue Bonds (a)
Series A 4.50%, due 5/1/32	5,000,000	5,515,550
Series A 5.25%, due 5/1/44	9,000,000	10,372,590

		39,647,845

Alaska 0.6%
Alaska Industrial Development & Export Authority, Tanana Chiefs Conference Project, Revenue Bonds
Series A 4.00%, due 10/1/44	10,000,000	10,889,100
Series A 4.00%, due 10/1/49	6,140,000	6,656,558
Northern Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A 5.00%, due 6/1/46	24,160,000	24,192,858

		41,738,516

Arizona 1.3%
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds Series A 5.00%, due 2/1/42	7,945,000	8,450,064
Arizona Industrial Development Authority, Revenue Bonds Series B 5.00%, due 3/1/37 (a)	3,280,000	3,590,583

	Principal Amount	Value
Arizona (continued)
Arizona Industrial Development Authority, American Charter Schools, Revenue Bonds (a)
6.00%, due 7/1/37	$3,035,000	$3,514,196
6.00%, due 7/1/47	4,785,000	5,458,058
Arizona Industrial Development Authority, Basis Schools Projects, Revenue Bonds (a)
Series G 5.00%, due 7/1/47	1,000,000	1,085,270
Series A 5.375%, due 7/1/50	1,500,000	1,642,365
Arizona Industrial Development Authority, NCCU Properties LLC, Central University Project, Revenue Bonds
Series A, Insured: BAM 4.00%, due 6/1/44	2,500,000	2,693,150
Series A, Insured: BAM 5.00%, due 6/1/58	3,000,000	3,512,850
Arizona Industrial Development Authority, University of Indianapolis, Health Pavilion Project, Revenue Bonds
Series A 4.00%, due 10/1/49	1,000,000	1,062,960
Series A 5.00%, due 10/1/45	1,875,000	2,202,150
Florence Town, Inc. Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds 6.00%, due 7/1/43	2,450,000	2,647,103
Industrial Development Authority of the City of Phoenix, Basis Schools Projects, Revenue Bonds (a)
Series A 5.00%, due 7/1/35	1,700,000	1,840,675
Series A 5.00%, due 7/1/46	4,120,000	4,390,972
Industrial Development Authority of the City of Phoenix, Downtown Phoenix Student LLC, Revenue Bonds Series A 5.00%, due 7/1/37	1,000,000	1,180,010
Industrial Development Authority of the City of Phoenix, Great Hearts Academies, Revenue Bonds 6.40%, due 7/1/47	1,000,000	1,084,760
Industrial Development Authority of the City of Phoenix, Villa Montessori, Inc., Revenue Bonds 5.00%, due 7/1/45	1,150,000	1,247,566

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arizona (continued)
Industrial Development Authority of the County of Pima, American Leadership AC, Revenue Bonds 5.625%, due 6/15/45 (a)	$3,985,000	$4,376,845
Industrial Development Authority of the County of Pima, Charter Schools Project, Revenue Bonds Series Q 5.375%, due 7/1/31	1,945,000	2,043,981
Industrial Development Authority of the County of Yavapai, Agribusiness & Equine Center, Revenue Bonds 7.875%, due 3/1/42	500,000	543,240
Maricopa County Industrial Development Authority, Horizon Community Learning Center, Revenue Bonds 5.00%, due 7/1/35	3,000,000	3,246,480
Maricopa County Pollution Control Corp., El Paso Electric Co. Project, Revenue Bonds
Series A 3.60%, due 2/1/40	15,000,000	15,796,500
Series B 3.60%, due 4/1/40	9,000,000	9,481,500
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	930,000	930,586
Pima County Industrial Development Authority, American Leadership Academy Project, Revenue Bonds 5.00%, due 6/15/47 (a)	4,150,000	4,282,011
Pinal County Industrial Development Authority, Environmental Facilities, Revenue Bonds 7.25%, due 10/1/33 (a)(b)	3,300,000	3,635,115
Tempe Industrial Development Authority, Revenue Bonds Series A 6.125%, due 10/1/47 (a)	2,800,000	3,197,824

		93,136,814

Arkansas 0.6%
Arkansas Development Finance Authority, Big River Steel Project, Revenue Bonds 4.50%, due 9/1/49 (a)(b)	32,500,000	34,596,250

	Principal Amount	Value
Arkansas (continued)
Arkansas Development Finance Authority, Revenue Bonds
Series C 5.00%, due 2/1/33	$1,425,000	$1,620,567
Series C 5.00%, due 2/1/35	1,170,000	1,326,523
Arkansas Development Finance Authority, Washington Regional Medical Center, Revenue Bonds 4.00%, due 2/1/42	6,725,000	7,329,981

		44,873,321

California 8.6%
Alameda Corridor Transportation Authority, Revenue Bonds Series 1999-A, Insured: NATL-RE (zero coupon), due 10/1/35	3,440,000	2,219,626
Antelope Valley Healthcare District, Revenue Bonds Series A 5.00%, due 3/1/46	1,095,000	1,162,912
Bassett Unified School District, Unlimited General Obligation
Series C, Insured: NATL-RE (zero coupon), due 8/1/41	2,050,000	1,044,127
Series C, Insured: NATL-RE (zero coupon), due 8/1/42	2,000,000	979,680
California County Tobacco Securitization Agency, Revenue Bonds
Series A 5.125%, due 6/1/38	5,500,000	5,501,650
5.125%, due 6/1/38	4,225,000	4,236,788
5.25%, due 6/1/46	3,275,000	3,275,458
5.65%, due 6/1/41	8,600,000	8,660,200
California Municipal Finance Authority, Baptist University, Revenue Bonds (a)
Series A 5.375%, due 11/1/40	3,000,000	3,446,580
Series A 5.50%, due 11/1/45	6,000,000	6,898,560
California Municipal Finance Authority, LAX Integrated Express Solutions Project, Revenue Bonds (b)
Insured: AGM 3.25%, due 12/31/32	6,715,000	7,067,537
Series A 5.00%, due 12/31/43	6,255,000	7,323,854
Series A 5.00%, due 12/31/47	30,445,000	35,497,957
Series B 5.00%, due 6/1/48	2,000,000	2,328,160

12	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Municipal Finance Authority, NorthBay Healthcare, Revenue Bonds Series A 5.00%, due 11/1/47	$5,515,000	$6,212,647
California Municipal Finance Authority, Palmdale Aerospace Academy Projects, Revenue Bonds 5.00%, due 7/1/46 (a)	2,165,000	2,368,402
California Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds Series A 5.30%, due 8/1/47	1,525,000	1,597,300
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds 6.50%, due 11/1/41	1,000,000	1,101,380
California Municipal Finance Authority, United Airlines, Inc. Project, Revenue Bonds Series B 4.00%, due 7/15/29 (b)	8,000,000	9,081,680
California Municipal Finance Authority, University of La Verne, Revenue Bonds Series A 6.25%, due 6/1/40	500,000	515,185
California Municipal Finance Authority, West Village Student Housing Project, Revenue Bonds 5.00%, due 5/15/51	40,000,000	47,265,600
California Municipal Finance Authority, William Jessup University, Revenue Bonds
5.00%, due 8/1/28	1,000,000	1,177,990
5.00%, due 8/1/48	2,675,000	3,017,774
California School Finance Authority, High Tech High Learning Project, Revenue Bonds Series A 5.00%, due 7/1/49 (a)	3,000,000	3,441,390
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A 6.375%, due 11/1/43	3,535,000	4,071,189
7.50%, due 11/1/41	1,000,000	1,126,590

	Principal Amount	Value
California (continued)
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds (a)
Series A 5.00%, due 6/1/36	$2,250,000	$2,535,255
Series A 5.00%, due 6/1/46	2,000,000	2,221,900
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.625%, due 11/1/33	680,000	768,536
5.875%, due 11/1/43	435,000	489,562
California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds
Series A 5.00%, due 12/1/41 (a)	1,700,000	1,908,233
Series A 5.00%, due 12/1/46 (a)	4,545,000	5,075,720
Series A 5.25%, due 12/1/56 (a)	20,000,000	22,573,200
5.50%, due 12/1/54	3,800,000	4,235,822
Series A 5.50%, due 12/1/58 (a)	24,275,000	28,485,256
California Statewide Communities Development Authority, Methodist Hospital of Southern California Project, Revenue Bonds
4.375%, due 1/1/48	2,185,000	2,385,277
5.00%, due 1/1/43	7,500,000	8,819,550
California Statewide Communities Development Authority, Redlands Community Hospital Obligated Group, Revenue Bonds 5.00%, due 10/1/46	1,560,000	1,800,053
California Statewide Communities Development Authority, Stars Citrus, Certificates of Participation Insured: NATL-RE 5.145%, due 4/1/28 (c)	200,000	200,000
California Statewide Communities Development Authority, University of California, Irvine Campus Apartments, Revenue Bonds Series A 5.00%, due 5/15/50	2,000,000	2,341,560
California Statewide Financing Authority, Turbo Pooled Program C, Revenue Bonds (zero coupon), due 6/1/55	128,700,000	7,038,603

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Cathedral City Public Financing Authority, Tax Allocation
Series A, Insured: NATL-RE (zero coupon), due 8/1/23	$925,000	$867,123
Series A, Insured: NATL-RE (zero coupon), due 8/1/26	1,085,000	942,572
City of Oroville CA, Oroville Hospital, Revenue Bonds 5.25%, due 4/1/54	4,200,000	4,914,420
City of San Buenaventura CA, Community Memorial Health System, Revenue Bonds 7.50%, due 12/1/41	6,150,000	6,797,226
Davis Redevelopment Agency, Davis Redevelopment Project, Tax Allocation Series A 7.00%, due 12/1/36	1,375,000	1,543,685
Del Mar Race Track Authority, Revenue Bonds 5.00%, due 10/1/35	1,665,000	1,861,786
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/38	10,000,000	3,902,300
Series C (zero coupon), due 8/1/39	17,900,000	6,570,195
Series C (zero coupon), due 8/1/43	16,000,000	4,617,440
Series C (zero coupon), due 8/1/44	8,000,000	2,180,320
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Subseries B-2 3.50%, due 1/15/53 (d)	15,000,000	15,723,600
Series A 6.00%, due 1/15/49	1,500,000	1,757,475
Series C 6.50%, due 1/15/43	5,000,000	5,904,900
Fresno Unified School District, Election 2001, Unlimited General Obligation Series G (zero coupon), due 8/1/41	10,000,000	2,465,900
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A-2 5.30%, due 6/1/37 (d)	20,365,000	21,139,888
Golden State Tobacco Securitization Corp., Revenue Bonds
Series B (zero coupon), due 6/1/47	625,000,000	106,481,250

	Principal Amount	Value
California (continued)
Golden State Tobacco Securitization Corp., Revenue Bonds (continued)
Series A-1 3.50%, due 6/1/36	$9,000,000	$9,190,530
Series A-2 5.00%, due 6/1/47	6,000,000	6,170,400
Series A-1 5.00%, due 6/1/47	18,210,000	18,727,164
Series A-1 5.25%, due 6/1/47	6,500,000	6,711,185
Hayward Unified School District, Unlimited General Obligation Series A, Insured: AGM (zero coupon), due 8/1/37	6,135,000	1,812,034
Inland Empire Tobacco Securitization Authority, Revenue Bonds Series E (zero coupon), due 6/1/57 (a)	30,000,000	1,312,200
Mendocino-Lake Community College District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/39	8,400,000	2,178,876
Series B, Insured: AGM (zero coupon), due 8/1/51	40,000,000	3,876,000
Riverside County Transportation Commission, Revenue Bonds Senior Lien-Series A 5.75%, due 6/1/48	1,480,000	1,657,422
Rohnerville School District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/42	1,000,000	494,200
Series B, Insured: AGM (zero coupon), due 8/1/47	1,000,000	408,640
San Francisco City & County Redevelopment Agency, District #6 Mission Bay Public, Special Tax
Series C (zero coupon), due 8/1/37	5,015,000	2,006,201
Series C (zero coupon), due 8/1/38	2,000,000	748,260
San Francisco City & County Redevelopment Agency, Mission Bay South Redevelopment, Tax Allocation Series D 7.00%, due 8/1/41	435,000	467,060
San Joaquin Hills Transportation Corridor Agency, Junior Lien, Revenue Bonds
Series B 5.25%, due 1/15/44	16,500,000	18,666,450
Series B 5.25%, due 1/15/49	4,220,000	4,757,839

14	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds Senior Lien-Series A 5.00%, due 1/15/50	$18,150,000	$20,456,683
Santa Ana Unified School District, Election 2008, Unlimited General Obligation Series B, Insured: AGC (zero coupon), due 8/1/47	25,000,000	9,406,500
Sierra Kings Health Care District, Unlimited General Obligation 5.00%, due 8/1/37	2,465,000	2,822,006
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds
Insured: NATL-RE 4.80%, due 9/1/20	125,000	125,234
Insured: NATL-RE 5.125%, due 9/1/30	2,900,000	2,901,131
Insured: NATL-RE 5.25%, due 9/1/23	345,000	345,217
Insured: NATL-RE 5.25%, due 9/1/24	100,000	100,059
Insured: NATL-RE 5.25%, due 9/1/34	350,000	350,147
Insured: NATL-RE 5.375%, due 9/1/21	175,000	175,137
Stockton Unified School District, Election 2008, Unlimited General Obligation
Series D, Insured: AGM (zero coupon), due 8/1/42	9,080,000	4,589,395
Series B (zero coupon), due 6/1/50	16,260,000	2,465,504
Tobacco Securitization Authority of Northern California, Revenue Bonds
Series A-1 5.125%, due 6/1/46	18,160,000	18,180,702
Series A-1 5.375%, due 6/1/38	2,470,000	2,479,485
Series A-1 5.50%, due 6/1/45	5,100,000	5,119,839
Turlock Public Financing Authority, Tax Allocation 7.50%, due 9/1/39	500,000	542,590
West Contra Costa Healthcare District, Certificates of Participation 6.25%, due 7/1/42	5,000,000	5,421,050

	Principal Amount	Value
California (continued)
Westminster School District, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/53	$20,000,000	$2,310,600

		606,144,563

Colorado 2.6%
Arista Metropolitan District, Limited General Obligation Series A 5.125%, due 12/1/48	3,500,000	3,759,070
Arkansas River Power Authority, Revenue Bonds Series A 5.00%, due 10/1/43	14,675,000	16,977,361
Belleview Station Metropolitan District No. 2, Limited General Obligation 5.125%, due 12/1/46	2,375,000	2,490,805
Broadway Station Metropolitan District No. 2, Unlimited General Obligation Series A 5.125%, due 12/1/48	3,000,000	3,178,350
Central Platte Valley Metropolitan District, Unlimited General Obligation
5.00%, due 12/1/43	1,250,000	1,347,688
Series A 5.375%, due 12/1/33	1,500,000	1,701,135
City & County of Denver CO, United Airlines Project, Revenue Bonds 5.00%, due 10/1/32 (b)	7,000,000	7,658,350
Colorado Health Facilities Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-2 3.25%, due 8/1/49	12,000,000	11,386,320
Series A-1 4.00%, due 8/1/44	5,000,000	5,412,750
Series A-2 4.00%, due 8/1/49	21,100,000	22,577,422
Series A-2 5.00%, due 8/1/44	10,000,000	11,831,200
Colorado Health Facilities Authority, Covenant Retirement Communities, Revenue Bonds
5.00%, due 12/1/35	3,500,000	3,958,605
Series A 5.00%, due 12/1/48	7,500,000	8,665,500
Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project, Revenue Bonds Series A 5.25%, due 5/15/47	2,000,000	2,251,060

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
Colorado Health Facilities Authority, Mental Health Center of Denver Project, Revenue Bonds Series A 5.75%, due 2/1/44	$4,175,000	$4,662,849
Denver Health & Hospital Authority, 550 Acoma, Inc., Certificates of Participation 5.00%, due 12/1/48	1,755,000	2,071,900
Denver Health & Hospital Authority, Revenue Bonds Series A 5.25%, due 12/1/45	4,250,000	4,688,132
Dominion Water & Sanitation District, Revenue Bonds
Senior Lien 5.75%, due 12/1/36	9,935,000	10,604,718
6.00%, due 12/1/46	1,000,000	1,071,540
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 9/1/22	5,000,000	4,793,550
Series B, Insured: NATL-RE (zero coupon), due 9/1/25	245,000	220,333
Series B, Insured: NATL-RE (zero coupon), due 9/1/26	4,540,000	3,972,999
Series B, Insured: NATL-RE (zero coupon), due 9/1/27	735,000	492,906
Series B, Insured: NATL-RE (zero coupon), due 9/1/28	1,405,000	886,639
Series B, Insured: NATL-RE (zero coupon), due 9/1/29	4,510,000	3,590,411
Series B, Insured: NATL-RE (zero coupon), due 9/1/30	500,000	383,800
Series B, Insured: NATL-RE (zero coupon), due 9/1/35	2,245,000	1,224,939
Series B, Insured: NATL-RE (zero coupon), due 9/1/37	1,170,000	572,891
Series B, Insured: NATL-RE (zero coupon), due 9/1/39	515,000	226,652
(zero coupon), due 9/1/40	5,250,000	2,825,288
(zero coupon), due 9/1/41	3,925,000	2,031,698
Eagle County Airport Terminal Corp., Revenue Bonds Series B 5.00%, due 5/1/33 (b)	2,435,000	2,870,548
Fruita Co. Healthcare, Canyons Hospital & Medical Center Project, Revenue Bonds Series A 5.50%, due 1/1/48 (a)	10,000,000	11,183,600

	Principal Amount	Value
Colorado (continued)
Park Creek Metropolitan District, Senior Ltd., Property, Tax Allocation Senior Lien-Series A 5.00%, due 12/1/45	$4,000,000	$4,510,160
Southglenn Metropolitan District, Special Revenue, Limited General Obligation 5.00%, due 12/1/46	2,100,000	2,208,024
Sterling Ranch Community Authority Board, Revenue Bonds Series A 5.00%, due 12/1/47	3,500,000	3,620,190
Villages at Castle Rock CO, Metropolitan District No. 6, Cobblestone Ranch Project, Limited General Obligation Series 2 (zero coupon), due 12/1/37	40,000,000	12,073,600

		183,982,983

Connecticut 0.4%
City of Hartford CT, Unlimited General Obligation
Series B 5.00%, due 4/1/26	60,000	66,688
Series B 5.00%, due 4/1/27	500,000	554,055
Series B 5.00%, due 4/1/30	640,000	705,005
Series B 5.00%, due 4/1/33	100,000	109,673
Connecticut Health & Educational Facilities Authority, Mary Wade Home Issue, Revenue Bonds (a)
Series A-1 4.50%, due 10/1/34	2,350,000	2,550,055
Series A-1 5.00%, due 10/1/39	1,000,000	1,099,850
Connecticut State Health & Educational Facility Authority, Church Home of Hartford, Inc., Revenue Bonds Series A 5.00%, due 9/1/53 (a)	1,500,000	1,627,890
Connecticut State Health & Educational Facility Authority, University of New Haven, Revenue Bonds Series K-3 5.00%, due 7/1/48	3,695,000	4,250,913
Connecticut State Higher Education Supplement Loan Authority, Revenue Bonds Series B 3.25%, due 11/15/35 (b)	8,175,000	8,368,012

16	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Connecticut (continued)
Hartford Stadium Authority, Stadium Authority Lease, Revenue Bonds Series A 5.00%, due 2/1/36	$1,475,000	$1,480,428
State of Connecticut, Bradley International Airport, Revenue Bonds Series A, Insured: ACA 6.60%, due 7/1/24 (b)	1,785,000	1,790,855
State of Connecticut, Unlimited General Obligation
Series C 5.00%, due 6/15/28	5,000,000	6,269,000
Series E 5.00%, due 9/15/37	2,250,000	2,742,727

		31,615,151

Delaware 0.6%
Delaware State Health Facilities Authority, Beebe Medical Center, Revenue Bonds
4.25%, due 6/1/38	2,235,000	2,430,406
4.375%, due 6/1/48	9,650,000	10,362,653
5.00%, due 6/1/37	1,000,000	1,187,210
5.00%, due 6/1/43	5,000,000	5,861,550
Delaware State Health Facilities Authority, Nanticoke Memorial Hospital Project, Revenue Bonds 5.00%, due 7/1/32	3,855,000	4,202,567
Kent County DE, Student Housing & Dining Facility, CHF-Dover LLC, Delaware State University Project, Revenue Bonds
Series A 5.00%, due 7/1/40	1,050,000	1,179,906
Series A 5.00%, due 7/1/48	2,735,000	3,044,383
Series A 5.00%, due 7/1/53	4,340,000	4,814,622
Series A 5.00%, due 7/1/58	6,950,000	7,658,066

		40,741,363

District of Columbia 1.1%
District of Columbia International School, Revenue Bonds
5.00%, due 7/1/49	1,275,000	1,511,181
5.00%, due 7/1/54	2,300,000	2,704,386
District of Columbia, Center Strategic & International Studies, Revenue Bonds 6.625%, due 3/1/41	1,000,000	1,070,670

	Principal Amount	Value
District of Columbia (continued)
District of Columbia, Friendship Public Charter School, Revenue Bonds 5.00%, due 6/1/46	$1,400,000	$1,573,138
District of Columbia, Howard University, Revenue Bonds Series A 6.50%, due 10/1/41	885,000	921,020
District of Columbia, KIPP DC Project, Revenue Bonds 4.00%, due 7/1/49	1,375,000	1,482,608
District of Columbia, Methodist Home, Revenue Bonds Series A-R 5.25%, due 1/1/39	1,015,000	1,035,117
District of Columbia, Provident Group-Howard Properties, Revenue Bonds
5.00%, due 10/1/30	1,500,000	1,566,300
5.00%, due 10/1/45	5,355,000	5,519,773
District of Columbia, Tobacco Settlement Financing Corp., Revenue Bonds Series A (zero coupon), due 6/15/46	85,000,000	16,236,700
District of Columbia, Unrefunded-Howard University, Revenue Bonds Series A 6.25%, due 10/1/32	1,400,000	1,459,276
Metropolitan Washington Airports Authority Dulles Toll Road, Metrorail & Capital, Revenue Bonds 5.00%, due 10/1/53	40,000,000	42,737,200
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds 2nd Senior Lien (zero coupon), due 10/1/39	5,005,000	2,614,662

		80,432,031

Florida 1.3%
Capital Projects Finance Authority, Revenue Bonds Series F-1, Insured: NATL-RE 5.00%, due 10/1/31	4,120,000	4,227,120
Capital Trust Agency, Inc., Odyssey Charter School, Revenue Bonds Series A 5.50%, due 7/1/47 (a)	2,000,000	2,152,360
Celebration Pointe Community Development District, Special Assessment 5.125%, due 5/1/45	2,750,000	2,888,710

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
City of Atlantic Beach FL, Fleet Landing Project, Revenue Bonds Series B 5.625%, due 11/15/43	$1,500,000	$1,674,750
City of Atlantic Beach Health Care Facilities, Fleet Landing Project, Revenue Bonds
Series B-2 3.00%, due 11/15/23	3,500,000	3,520,965
Series B-1 3.25%, due 11/15/24	2,155,000	2,184,157
Series A 5.00%, due 11/15/48	3,000,000	3,409,620
City of Orlando FL, Unrefunded Third Lien, Tourist Development Tax, Revenue Bonds Insured: AGC 5.50%, due 11/1/38	810,000	812,422
City of Tallahassee FL, Memorial Healthcare, Inc., Revenue Bonds Series A 5.00%, due 12/1/55	7,500,000	8,396,400
Collier County Educational Facilities Authority, Marian University Project, Revenue Bonds
5.25%, due 6/1/28	2,250,000	2,398,095
6.125%, due 6/1/43	2,500,000	2,700,050
County of Bay FL, Bay Haven Charter Academy, Inc., Revenue Bonds
Series A 5.00%, due 9/1/45	250,000	264,738
Series A 6.00%, due 9/1/40	1,000,000	1,027,050
Florida Development Finance Corp., Florida Charter Foundation, Inc. Projects, Revenue Bonds Series A 4.75%, due 7/15/36 (a)	4,605,000	4,702,672
Florida State Higher Educational Facilities Financial Authority, Ringling College Project, Revenue Bonds 4.00%, due 3/1/47	6,670,000	7,029,646
Florida State Higher Educational Facilities Financial Authority, Saint Leo University Project, Revenue Bonds
5.00%, due 3/1/44	1,370,000	1,544,017
5.00%, due 3/1/49	1,630,000	1,829,561
Lee County Industrial Development Authority, Preserve Project, Revenue Bonds Series A 5.75%, due 12/1/52 (a)	4,500,000	4,786,290

	Principal Amount	Value
Florida (continued)
Martin County Health Facilities Authority, Martin Memorial Medical Center, Revenue Bonds 5.00%, due 11/15/45	$3,500,000	$4,126,745
Miami Beach Health Facilities Authority, Sinai Medical Center Florida, Revenue Bonds
5.00%, due 11/15/29	1,825,000	2,002,171
5.00%, due 11/15/39	2,230,000	2,502,952
Mid-Bay Bridge Authority, Revenue Bonds
Series A 5.00%, due 10/1/35	1,500,000	1,709,775
Series C 5.00%, due 10/1/40	1,000,000	1,121,310
Series A 7.25%, due 10/1/40	2,500,000	2,778,425
North Sumter County Utility Dependent District, Revenue Bonds 6.25%, due 10/1/43	1,500,000	1,566,390
Osceola County Expressway Authority, Poinciana, Revenue Bonds Senior Lien (zero coupon), due 10/1/36 (d)	4,000,000	3,763,160
Osceola County Expressway Authority, Revenue Bonds Senior Lien-Series A 5.375%, due 10/1/47	11,170,000	12,227,911
Pinellas County Educational Facilities Authority, Pinellas Academy Math & Science Project, Revenue Bonds Series A 5.00%, due 12/15/48 (a)	3,280,000	3,628,730
Polk County Industrial Development Authority, Carpenter’s Home Estates, Inc. Project, Revenue Bonds
5.00%, due 1/1/49	1,750,000	1,949,430
5.00%, due 1/1/55	800,000	888,720

		93,814,342

Georgia 1.4%
Cedartown Polk County Hospital Authority, Antic Certs-Polk Medical Center, Revenue Bonds 5.00%, due 7/1/39	8,100,000	9,281,142
Cobb County Development Authority, Kennesaw State University, Revenue Bonds Junior Lien 5.00%, due 7/15/38	2,390,000	2,655,792

18	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Georgia (continued)
Fulton County Residential Care Facilities for the Elderly Authority, Lenbrook Square Foundation, Inc., Revenue Bonds 5.00%, due 7/1/36	$4,000,000	$4,394,400
Gainesville & Hall County Development Authority, Educational Facilities, Riverside Military Academy, Revenue Bonds 5.125%, due 3/1/52	1,500,000	1,653,585
Main Street Natural Gas, Inc., Revenue Bonds
Series A 4.00%, due 5/15/39	6,800,000	7,397,584
Series A 5.00%, due 5/15/38	3,500,000	4,604,950
Series A 5.00%, due 5/15/49	15,000,000	20,356,800
Marietta Development Authority, University Facilities-Life University, Inc. Project, Revenue Bonds Series A 5.00%, due 11/1/37 (a)	3,750,000	4,219,838
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project, Revenue Bonds Series B 4.00%, due 1/1/49	35,610,000	37,886,547
Private Colleges & Universities Authority, Mercer University Project, Revenue Bonds 5.00%, due 10/1/45	6,000,000	6,687,960

		99,138,598

Guam 1.1%
Antonio B. Won Pat International Airport Authority, Revenue Bonds Series C 6.375%, due 10/1/43 (b)	3,000,000	3,472,470
Guam Government Waterworks Authority, Water & Wastewater Systems Revenue, Revenue Bonds 5.00%, due 7/1/40	9,020,000	10,431,269
Guam Government, Waterworks Authority, Revenue Bonds
5.00%, due 1/1/46	4,200,000	4,743,900
5.50%, due 7/1/43	13,565,000	14,906,443
Port Authority of Guam, Revenue Bonds Series A 5.00%, due 7/1/48	5,200,000	6,134,232

	Principal Amount	Value
Guam (continued)
Territory of Guam, Business Privilege Tax, Revenue Bonds Series A 5.00%, due 1/1/20	$350,000	$351,775
Territory of Guam, Revenue Bonds
Series D 5.00%, due 11/15/29	1,415,000	1,609,364
Series D 5.00%, due 11/15/39	25,750,000	28,598,208
Series A 5.125%, due 1/1/42	3,420,000	3,575,815
Series A 6.50%, due 11/1/40	3,990,000	4,244,482

		78,067,958

Hawaii 0.6%
State of Hawaii Department of Budget & Finance, Hawaii Pacific University, Revenue Bonds
6.625%, due 7/1/33	2,085,000	2,233,473
Series A 6.875%, due 7/1/43	4,640,000	4,954,313
State of Hawaii Department of Budget & Finance, Hawaiian Electric Co., Inc, Revenue Bonds (b)
3.50%, due 10/1/49	26,000,000	26,149,500
Series B 4.00%, due 3/1/37	4,200,000	4,482,660
State of Hawaii Department of Budget & Finance, Revenue Bonds 5.00%, due 1/1/45 (a)	1,500,000	1,534,785

		39,354,731

Idaho 0.0%‡
Idaho Health Facilities Authority, Madison Memorial Hospital, Revenue Bonds 5.00%, due 9/1/37	1,000,000	1,118,160

Illinois 11.6%
Chicago Board of Education Dedicated Capital Improvement, Unlimited General Obligation (a)
Series B 7.00%, due 12/1/42	10,000,000	12,796,500
Series A 7.00%, due 12/1/46	4,000,000	5,095,320
Chicago Board of Education, Chicago School Board, Unlimited General Obligation Series A, Insured: NATL-RE 5.25%, due 12/1/19	4,500,000	4,512,150

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Chicago Board of Education, Dedicated Capital Improvement, Revenue Bonds
5.00%, due 4/1/35	$1,615,000	$1,867,328
5.00%, due 4/1/36	1,270,000	1,464,501
5.00%, due 4/1/42	8,500,000	9,671,725
Chicago Board of Education, School Reform Board, Unlimited General Obligation Series A-A, Insured: AGC 5.50%, due 12/1/26	19,400,000	22,858,244
Chicago Board of Education, School Reform, Unlimited General Obligation
Series A, Insured: NATL-RE (zero coupon), due 12/1/27	5,105,000	4,066,081
Series B-1, Insured: NATL-RE (zero coupon), due 12/1/30	11,785,000	8,351,558
Series B-1, Insured: NATL-RE (zero coupon), due 12/1/31	675,000	459,898
Series A, Insured: NATL-RE (zero coupon), due 12/1/31	170,000	115,826
Chicago Board of Education, Special Tax 6.00%, due 4/1/46	35,000,000	41,814,850
Chicago Board of Education, Unlimited General Obligation
Series F 5.00%, due 12/1/31	21,515,000	22,006,833
Series B 5.00%, due 12/1/32	1,250,000	1,464,600
Series B 5.00%, due 12/1/33	3,450,000	3,815,940
Series G 5.00%, due 12/1/34	5,000,000	5,706,750
Series H 5.00%, due 12/1/36	7,000,000	7,948,850
Series A 5.00%, due 12/1/41	1,805,000	1,872,796
Series A 5.00%, due 12/1/42	21,065,000	22,205,880
Series D 5.00%, due 12/1/46	6,500,000	7,305,805
Series H 5.00%, due 12/1/46	7,000,000	7,810,810
Series C 5.25%, due 12/1/39	1,405,000	1,544,854
Series A 5.25%, due 12/1/41	5,295,000	5,520,302
Series A, Insured: AMBAC 5.50%, due 12/1/19	1,475,000	1,478,997
Series A 5.50%, due 12/1/39	6,995,000	7,334,887

	Principal Amount	Value
Illinois (continued)
Chicago Board of Education, Unlimited General Obligation (continued)
Series A 7.00%, due 12/1/44	$11,375,000	$13,834,844
Chicago O’Hare International Airport Special Facility, AMT-Trips Obligated Group, Revenue Bonds (b)
5.00%, due 7/1/38	1,500,000	1,768,800
5.00%, due 7/1/48	5,000,000	5,826,850
Chicago Transit Authority, Second Lien, Revenue Bonds 5.00%, due 12/1/46	9,000,000	10,196,190
Chicago, Unlimited General Obligation Series A 6.00%, due 1/1/38	34,800,000	41,321,520
City of Chicago IL, City Colleges, Unlimited General Obligation Insured: NATL-RE (zero coupon), due 1/1/34	300,000	189,018
City of Chicago IL, Sales Tax, Revenue Bonds
Series A 5.00%, due 1/1/41	10,000,000	10,804,900
Series A 5.25%, due 1/1/38	11,550,000	12,540,874
City of Chicago IL, Unlimited General Obligation
Series A 4.625%, due 1/1/32	145,000	147,529
Series A, Insured: NATL-RE 5.00%, due 1/1/32	490,000	491,553
Series C 5.00%, due 1/1/34	280,000	280,675
Series A 5.00%, due 1/1/35	13,020,000	14,098,707
Series A 5.00%, due 1/1/36	3,250,000	3,513,900
Series A 5.00%, due 1/1/39	6,000,000	6,817,680
Series A 5.00%, due 1/1/40	5,700,000	6,462,090
Series A 5.00%, due 1/1/44	5,000,000	5,633,200
Series A 5.25%, due 1/1/35	5,000,000	5,134,350
Series B 5.50%, due 1/1/31	2,360,000	2,683,957
Series 2005D 5.50%, due 1/1/37	3,500,000	3,933,790
Series 2005D 5.50%, due 1/1/40	1,245,000	1,392,010

20	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
City of Chicago IL, Unlimited General Obligation (continued)
Series A 5.50%, due 1/1/49	$18,650,000	$21,727,809
Series A 5.75%, due 1/1/34	3,850,000	4,536,185
City of Chicago IL, Waterworks Second Lien, Revenue Bonds 4.00%, due 11/1/37	15,000,000	15,423,450
City of Romeoville IL, Lewis University, Revenue Bonds
Series B 4.125%, due 10/1/41	1,000,000	1,033,880
Series B 4.125%, due 10/1/46	2,100,000	2,164,554
Series B 5.00%, due 10/1/36	1,000,000	1,099,690
Series B 5.00%, due 10/1/39	1,275,000	1,394,850
Illinois Finance Authority, Benedictine University, Revenue Bonds 5.00%, due 10/1/38	5,750,000	6,202,582
Illinois Finance Authority, Charter School Project, Revenue Bonds Series A 7.125%, due 10/1/41	1,500,000	1,596,885
Illinois Finance Authority, Chicago International School Project, Revenue Bonds 5.00%, due 12/1/47	2,500,000	2,757,425
Illinois Finance Authority, Christian Homes, Inc., Revenue Bonds 5.00%, due 5/15/40	1,265,000	1,352,804
Illinois Finance Authority, Columbia College Chicago, Revenue Bonds 5.00%, due 12/1/37	10,000,000	10,826,200
Illinois Finance Authority, Franciscan Communities, Inc., Revenue Bonds Series A 5.00%, due 5/15/47	1,155,000	1,259,562
Illinois Finance Authority, Friendship Village Schaumburg, Revenue Bonds
5.00%, due 2/15/37	7,675,000	7,569,622
5.125%, due 2/15/45	6,015,000	5,836,234
Illinois Finance Authority, Noble Network Charter Schools, Revenue Bonds 5.00%, due 9/1/32	1,830,000	1,993,456
Illinois Finance Authority, Roosevelt University Project, Revenue Bonds 5.50%, due 4/1/32	2,000,000	2,002,400

	Principal Amount	Value
Illinois (continued)
Illinois Finance Authority, Rosalind Franklin University of Medicine & Science, Revenue Bonds
Series C 4.25%, due 8/1/42	$2,900,000	$3,023,656
Series C 5.00%, due 8/1/49	1,300,000	1,466,036
Illinois Finance Authority, Student Housing & Academic Facility, CHF-Chicago LLC, University of Illinois at Chicago Project, Revenue Bonds Series A 5.00%, due 2/15/50	8,335,000	9,363,456
JPMorgan Chase Putters / Drivers Trust, Revenue Notes Series 5030 1.38%, due 3/30/20 (a)	14,000,000	14,000,000
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds Series B (zero coupon), due 12/15/54	145,000,000	37,062,000
Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 6/15/34	46,915,000	29,479,979
Series A, Insured: NATL-RE (zero coupon), due 12/15/36	33,845,000	19,267,620
Series A 5.50%, due 6/15/50	8,025,000	8,137,510
Metropolitan Pier & Exposition Authority, McCormick Place Project, Revenue Bonds
Series B (zero coupon), due 12/15/50	31,290,000	9,658,597
4.25%, due 6/15/42	1,660,000	1,685,481
Series A 5.00%, due 6/15/42	7,150,000	7,510,360
Series A 5.00%, due 6/15/57	18,000,000	19,932,300
Metropolitan Pier & Exposition Authority, Revenue Bonds Series B, Insured: AGM (zero coupon), due 12/15/50	10,000,000	3,331,800
Nuveen Quality Municipal Income Fund 1.55%, due 10/8/49 (e)	5,000,000	5,000,000
Sangamon County Water Reclamation District, Alternative Revenue Source, Unlimited General Obligation Series A 4.00%, due 1/1/49	14,000,000	15,008,840

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
State of Illinois, Unlimited General Obligation
Series D 3.25%, due 11/1/26	$5,540,000	$5,610,635
Insured: BAM 4.00%, due 6/1/41	25,955,000	27,761,728
Series A 4.50%, due 12/1/41	6,775,000	7,136,988
Series B 5.00%, due 11/1/19	32,200,000	32,200,000
Series D 5.00%, due 11/1/24	7,515,000	8,392,752
Series A 5.00%, due 12/1/27	5,300,000	6,125,899
5.00%, due 2/1/28	2,700,000	3,079,917
Series C 5.00%, due 11/1/29	35,000,000	39,711,000
Series A 5.00%, due 5/1/30	8,110,000	9,328,690
Series A 5.00%, due 12/1/39	2,400,000	2,690,064
Series A 5.00%, due 5/1/40	2,000,000	2,250,500
5.50%, due 7/1/38	3,000,000	3,255,960
Upper Illinois River Valley Development Authority, Morris Hospital, Revenue Bonds 5.00%, due 12/1/48	15,305,000	17,345,003
Upper Illinois River Valley Development Authority, Prairie View Timber Oaks Apartments, Revenue Bonds Series A-1 5.00%, due 12/1/43	5,700,000	5,174,916
Village of Bridgeview IL, Revenue Bonds Series A 5.00%, due 12/1/42	7,500,000	8,077,350
Village of Bridgeview IL, Unlimited General Obligation
Series A 5.125%, due 12/1/44	100,000	100,134
Series A 5.50%, due 12/1/43	1,545,000	1,545,170
Series A 5.625%, due 12/1/41	2,875,000	2,986,723
Series A 5.75%, due 12/1/35	2,705,000	2,855,019
Village of Matteson IL, Utility Revenue Source, Unlimited General Obligation Insured: AGM 4.00%, due 12/1/26	200,000	200,164

	Principal Amount	Value
Illinois (continued)
Village of Oak Lawn IL, Unlimited General Obligation
Insured: NATL-RE 4.40%, due 12/1/26	$400,000	$400,468
Insured: NATL-RE 4.45%, due 12/1/28	430,000	430,503
Insured: NATL-RE 4.50%, due 12/1/30	475,000	475,570
Insured: NATL-RE 4.50%, due 12/1/32	520,000	520,619
Insured: NATL-RE 4.50%, due 12/1/34	575,000	575,650
Village of Riverdale, Unlimited General Obligation 8.00%, due 10/1/36	1,790,000	1,907,979

		819,008,346

Indiana 0.5%
Carmel Redevelopment District, Certificates of Participation Series C 6.50%, due 7/15/35	1,000,000	1,061,800
City of Valparaiso IN, Revenue Bonds 7.00%, due 1/1/44 (b)	5,500,000	6,432,140
Gary Chicago International Airport Authority, Revenue Bonds (b)
5.00%, due 2/1/29	1,170,000	1,322,088
5.25%, due 2/1/34	750,000	846,930
Indiana Finance Authority, BHI Senior Living, Inc., Revenue Bonds 5.00%, due 11/15/53	9,400,000	10,552,346
Indiana Finance Authority, Educational Facilities-Marian University Project, Revenue Bonds 6.375%, due 9/15/41	670,000	732,793
Indiana Finance Authority, King’s Daughters Hospital & Healthcare, Revenue Bonds
5.50%, due 8/15/40	4,835,000	4,975,360
5.50%, due 8/15/45	210,000	215,834
Indiana Finance Authority, Marquette Manor LLC, Revenue Bonds 5.00%, due 3/1/39	5,505,000	5,762,964
Indiana Finance Authority, University of Indianapolis Education Facilities Project, Revenue Bonds 5.00%, due 10/1/43	2,000,000	2,273,680

		34,175,935

22	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Iowa 0.6%
City of Coralville IA, Annual Appropriation, Revenue Bonds Series B 4.25%, due 5/1/37	$7,365,000	$7,170,343
City of Coralville IA, Tax Allocation Series C 4.50%, due 5/1/47	2,930,000	3,029,327
Iowa Finance Authority, Iowa Fertilizer Company Project, Revenue Bonds 3.125%, due 12/1/22	6,000,000	6,081,420
Iowa Finance Authority, Northcrest, Inc., Project, Revenue Bonds
Series B 3.25%, due 3/1/23	3,545,000	3,547,056
Series A 5.00%, due 3/1/48	2,500,000	2,711,625
Iowa Tobacco Settlement Authority, Revenue Bonds
Series C 5.375%, due 6/1/38	6,145,000	6,146,229
Series C 5.625%, due 6/1/46	6,730,000	6,731,212
Xenia Rural Water District, Revenue Bonds
5.00%, due 12/1/36	3,000,000	3,452,670
5.00%, due 12/1/41	3,000,000	3,415,230

		42,285,112

Kansas 0.4%
Overland Park Development Corp., Overland Park Convention Center Hotel, Revenue Bonds 5.00%, due 3/1/49	3,000,000	3,541,530
Wyandotte County-Kansas City Unified Government, Revenue Bonds (zero coupon), due 9/1/34 (a)	60,820,000	25,590,623

		29,132,153

Kentucky 1.1%
City of Campbellsville KY, Campbellsville University Project, Revenue Bonds 5.00%, due 3/1/39	4,730,000	5,061,620
City of Columbia KY, Lindsey Wilson College Project, Revenue Bonds 5.00%, due 12/1/33	3,855,000	4,301,833
City of Glasgow KY, Healthcare Revenue, T. J. Samson Community Hospital, Revenue Bonds 6.45%, due 2/1/41	1,000,000	1,056,820

	Principal Amount	Value
Kentucky (continued)
County of Ohio KY, Big Rivers Electric Corp. Project, Revenue Bonds Series A 6.00%, due 7/15/31	$13,960,000	$14,227,753
Kentucky Economic Development Finance Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-1 5.00%, due 8/1/44	5,000,000	5,915,600
Series A-2 5.00%, due 8/1/44	6,000,000	7,098,540
Series A-2 5.00%, due 8/1/49	6,300,000	7,427,889
Kentucky Economic Development Finance Authority, Owensboro Health, Revenue Bonds
Series A 5.00%, due 6/1/41	4,425,000	5,042,509
Series A 5.00%, due 6/1/45	10,725,000	12,099,194
Kentucky Municipal Power Agency, Prairie State Project, Revenue Bonds Series 2019A 4.00%, due 9/1/45	12,350,000	13,139,165
Louisville / Jefferson County Metropolitan Government, Norton Healthcare, Inc., Revenue Bonds Series A 4.00%, due 10/1/34	5,575,000	6,104,458

		81,475,381

Louisiana 0.4%
Calcasieu Parish, Lake Charles Memorial Hospital Project, Revenue Bonds 5.00%, due 12/1/34	2,000,000	2,393,480
City of New Orleans LA, Water System, Revenue Bonds 5.00%, due 12/1/44	5,500,000	6,140,090
Jefferson Parish Hospital Service District No. 2, East Jefferson General Hospital, Revenue Bonds 6.375%, due 7/1/41	7,640,000	7,811,747
Louisiana Public Facilities Authority, Belle Chasse Education Foundation, Revenue Bonds 6.50%, due 5/1/31	3,700,000	3,984,456
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Revenue Bonds 5.00%, due 5/15/47	5,000,000	5,603,500

		25,933,273

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Maine 0.1%
Maine Health & Higher Educational Facilities Authority, Eastern Maine Medical Center Obligation Group, Revenue Bonds
5.00%, due 7/1/33	$3,825,000	$4,148,251
5.00%, due 7/1/43	2,590,000	2,781,582

		6,929,833

Maryland 0.5%
City of Baltimore MD, Convention Center Hotel, Revenue Bonds
5.00%, due 9/1/42	12,810,000	14,541,656
5.00%, due 9/1/46	3,500,000	3,955,140
Frederick County Educational Facilities, Mount St. Mary’s University, Revenue Bonds (a)
Series A 5.00%, due 9/1/37	3,000,000	3,397,590
Series A 5.00%, due 9/1/45	1,500,000	1,673,430
Maryland Health & Higher Educational Facilities Authority, Broadmead Issue, Revenue Bonds
Series A 5.00%, due 7/1/38	1,000,000	1,162,520
Series A 5.00%, due 7/1/48	3,000,000	3,434,910
Maryland Health & Higher Educational Facilities Authority, Charlestown Community, Revenue Bonds 6.25%, due 1/1/45	1,000,000	1,057,060
Maryland Health & Higher Educational Facilities Authority, Green Street Academy, Inc., Revenue Bonds (a)
Series A 5.125%, due 7/1/37	1,260,000	1,336,432
Series A 5.375%, due 7/1/52	1,530,000	1,616,827
Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center, Revenue Bonds 5.00%, due 7/1/45	4,000,000	4,549,120
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds 5.25%, due 1/1/37	1,000,000	1,133,420

		37,858,105

	Principal Amount	Value
Massachusetts 2.0%
Massachusetts Development Finance Agency, CareGroup Obligated Group, Revenue Bonds Series J2 5.00%, due 7/1/53	$6,785,000	$7,977,125
Massachusetts Development Finance Agency, Dexter Southfield, Revenue Bonds 5.00%, due 5/1/41	3,000,000	3,400,860
Massachusetts Development Finance Agency, Green Bonds-Boston Medical Center, Revenue Bonds 5.00%, due 7/1/44	1,000,000	1,125,270
Massachusetts Development Finance Agency, Lawrence General Hospital, Revenue Bonds Series A 5.50%, due 7/1/44	6,000,000	6,643,500
Massachusetts Development Finance Agency, Linden Ponds, Inc., Revenue Bonds (a)
5.00%, due 11/15/33	3,000,000	3,429,120
5.125%, due 11/15/46	6,000,000	6,773,940
Massachusetts Development Finance Agency, North Hill Community, Revenue Bonds Series A 6.50%, due 11/15/43 (a)	2,000,000	2,407,080
Massachusetts Development Finance Agency, Seven Hills Foundation & Affiliates, Revenue Bonds Series A 5.00%, due 9/1/45	6,000,000	6,411,540
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds 5.00%, due 10/1/48	21,405,000	24,205,416
Massachusetts Development Finance Agency, UMass Dartmouth Student Housing Project, Revenue Bonds
5.00%, due 10/1/43	2,000,000	2,327,380
5.00%, due 10/1/48	9,000,000	10,438,650
5.00%, due 10/1/54	15,000,000	17,327,400
Massachusetts Development Finance Agency, UMass Memorial Health Care Obligated Group, Revenue Bonds Series L 5.00%, due 7/1/44	3,980,000	4,617,118

24	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts Development Finance Agency, UMass Memorial Healthcare, Revenue Bonds Series I 5.00%, due 7/1/46	$6,500,000	$7,447,700
Massachusetts Development Finance Agency, Wellforce Obligated Group, Revenue Bonds Series A 4.00%, due 7/1/44	17,750,000	19,170,532
Massachusetts Development Finance Agency, Western New England University, Revenue Bonds
5.00%, due 9/1/40	1,325,000	1,489,141
5.00%, due 9/1/45	1,175,000	1,312,734
Massachusetts Educational Financing Authority, Revenue Bonds Series B 3.00%, due 7/1/35 (b)	11,100,000	11,425,674
Massachusetts Health & Educational Facilities Authority, Lowell General Hospital, Revenue Bonds Series C 5.125%, due 7/1/35	1,630,000	1,668,501

		139,598,681

Michigan 2.2%
Advanced Technology Academy, Public School Academy, Revenue Bonds 6.00%, due 11/1/37	550,000	550,336
Calhoun County Hospital Finance Authority, Oaklawn Hospital, Revenue Bonds
5.00%, due 2/15/41	3,260,000	3,582,153
5.00%, due 2/15/47	3,000,000	3,285,120
Chandler Park Academy, Revenue Bonds
5.125%, due 11/1/30	1,050,000	1,051,312
5.125%, due 11/1/35	605,000	605,678
City of Detroit MI, Unlimited General Obligation
Insured: AMBAC 4.60%, due 4/1/24	20,150	19,601
5.00%, due 4/1/27	850,000	960,951
5.00%, due 4/1/33	1,200,000	1,345,260
5.00%, due 4/1/35	1,000,000	1,116,620
5.00%, due 4/1/37	1,100,000	1,220,538
5.00%, due 4/1/38	850,000	941,511
Insured: AMBAC 5.25%, due 4/1/22	58,125	58,121
Insured: AMBAC 5.25%, due 4/1/24	45,725	45,634

	Principal Amount	Value
Michigan (continued)
City of Detroit MI, Water Supply System, Great Lakes Water Authority, Revenue Bonds Senior Lien-Series C 4.50%, due 7/1/27	$165,000	$171,679
City of Detroit MI, Water Supply System, Revenue Bonds Senior Lien-Series A 5.00%, due 7/1/36	655,000	688,195
City of Detroit MI, Water Supply System, Unrefunded-2015, Revenue Bonds 2nd Lien-Series B, Insured: NATL-RE 5.00%, due 7/1/34	10,000	10,028
Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds Senior Lien-Series A 5.25%, due 7/1/39	5,000,000	5,426,650
Great Lakes Water Authority, Water Supply System, Revenue Bonds
Senior Lien-Series C 5.00%, due 7/1/41	1,620,000	1,697,096
Senior Lien-Series A 5.25%, due 7/1/41	10,840,000	11,454,520
Michigan Finance Authority, College for Creative Studies, Revenue Bonds
5.00%, due 12/1/36	1,000,000	1,087,080
5.00%, due 12/1/40	1,000,000	1,079,120
5.00%, due 12/1/45	4,000,000	4,303,240
Michigan Finance Authority, Great Lakes Water, Revenue Bonds Series C-1 5.00%, due 7/1/44	1,000,000	1,073,660
Michigan Finance Authority, Limited Obligation, Lawrence Technological University Project, Revenue Bonds
5.00%, due 2/1/37	2,000,000	2,171,680
5.25%, due 2/1/32	3,600,000	3,975,408
Michigan Finance Authority, Local Government Loan Program, Public Lighting Authority Project, Revenue Bonds Series B 5.00%, due 7/1/44	4,000,000	4,399,320
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
5.00%, due 7/1/34	1,000,000	1,160,520
Series D4 5.00%, due 7/1/34	1,000,000	1,139,170
5.00%, due 7/1/35	2,000,000	2,316,720

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority, Presbyterian Villages Hospital, Revenue Bonds 5.50%, due 11/15/45	$1,000,000	$1,073,690
Michigan Finance Authority, Public School Academy-Detroit, Revenue Bonds
7.00%, due 10/1/31	2,120,000	2,058,329
7.00%, due 10/1/36	1,740,000	1,641,377
Michigan Finance Authority, Public School Academy-Voyageur, Revenue Bonds 5.90%, due 7/15/46 (a)	2,075,000	1,689,672
Michigan Finance Authority, Universal Learning Academy Project, Revenue Bonds 5.75%, due 11/1/40	2,630,000	2,759,790
Michigan Finance Authority, Wayne County Criminal Justice Center Project, Revenue Bonds 4.00%, due 11/1/48	7,000,000	7,723,590
Michigan Municipal Bond Authority, Local Government Loan Program, Revenue Bonds Series C, Insured: AMBAC 4.50%, due 5/1/31	305,000	305,040
Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds 8.00%, due 4/1/40	500,000	506,235
Michigan Public Educational Facilities Authority, Landmark Academy, Revenue Bonds
6.625%, due 6/1/30	350,000	348,534
7.00%, due 12/1/39	2,810,000	2,810,084
Michigan Public Educational Facilities Authority, Richfield Public School Academy, Revenue Bonds 5.00%, due 9/1/36	150,000	150,084
Michigan Strategic Fund, Evangelical Homes, Revenue Bonds 5.50%, due 6/1/47	3,100,000	3,252,861
Michigan Strategic Fund, Holland Home Obligated Group, Revenue Bonds 5.00%, due 11/15/42	6,265,000	6,920,131
Michigan Strategic Fund, I-75 Improvement Project, Revenue Bonds (b)
5.00%, due 12/31/43	1,500,000	1,784,130
5.00%, due 6/30/48	18,000,000	21,286,620

	Principal Amount	Value
Michigan (continued)
Michigan Tobacco Settlement Finance Authority, Revenue Bonds
Series B (zero coupon), due 6/1/52	$110,890,000	$6,439,382
Series A 6.00%, due 6/1/34	7,370,000	7,410,240
Series A 6.00%, due 6/1/48	23,715,000	23,844,484
Wayne County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	4,400,000	4,411,484

		153,352,678

Minnesota 2.1%
City of Blaine MN, Senior Housing and Healthcare, Crest View Senior Community, Revenue Bonds Series A 6.125%, due 7/1/45	2,100,000	2,153,676
City of Ham Lake MN, Charter School Lease, Parnassus Preparatory School Project, Revenue Bonds Series A 5.00%, due 11/1/47	3,500,000	3,707,235
City of Rochester MN, Samaritan Bethany, Inc., Revenue Bonds 5.00%, due 8/1/48	2,000,000	2,112,080
City of Wayzata MN, Folkstone Senior Living Community, Revenue Bonds
4.00%, due 8/1/44	1,000,000	1,037,060
5.00%, due 8/1/49	500,000	550,445
Crookston Health Care Facilities, Riverview Health Project, Revenue Bonds 5.00%, due 5/1/51	6,000,000	6,510,660
Duluth Economic Development Authority Health Care Facilities, Cambia Hills of Bethel Project, Revenue Bonds 5.625%, due 12/1/55	6,000,000	6,429,000
Duluth Economic Development Authority Health Care Facilities, Essentia Health Obligated Group, Revenue Bonds
Series A 5.00%, due 2/15/48	8,550,000	10,051,038
Series A 5.00%, due 2/15/53	26,250,000	30,775,237
Series A 5.25%, due 2/15/58	55,655,000	66,049,684

26	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Minnesota (continued)
Forest Lake Charter School Lease Revenue, Lakes International Language Academy Project, Revenue Bonds Series A 5.375%, due 8/1/50	$1,250,000	$1,383,550
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Healtheast Care System, Revenue Bonds
5.00%, due 11/15/29	1,745,000	2,117,191
5.00%, due 11/15/40	1,775,000	2,153,590
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Hmong College Preparatory Academy Project, Revenue Bonds Series A 5.75%, due 9/1/46	3,000,000	3,321,990
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Nova Classical Academy, Revenue Bonds Series A 6.625%, due 9/1/42	1,000,000	1,097,040
Minneapolis MN, Charter School Lease, Twin Cities International School Project, Revenue Bonds Series A 5.00%, due 12/1/47 (a)	4,085,000	4,144,478
Minnesota Higher Education Facilities Authority, Augsburg College, Revenue Bonds Series A 5.00%, due 5/1/46	1,350,000	1,508,436

		145,102,390

Mississippi 0.0%‡
Mississippi Development Bank, Magnolia Regional Health Center Project, Revenue Bonds Series A 6.75%, due 10/1/36	1,250,000	1,320,287

Missouri 0.5%
Arnold Retail Corridor Transportation Development District, Revenue Bonds 6.65%, due 5/1/38	500,000	500,000
Branson Industrial Development Authority, Branson Landing-Retail Project, Tax Allocation
5.25%, due 6/1/21	105,000	105,011
5.50%, due 6/1/29	3,510,000	3,510,351

	Principal Amount	Value
Missouri (continued)
Kansas City Industrial Development Authority, Kansas City Parking LLC, Revenue Bonds 6.25%, due 9/1/32	$1,000,000	$1,013,860
Lee’s Summit Industrial Development Authority, Fair Community Improvement District, Special Assessment
5.00%, due 5/1/35	1,235,000	1,239,446
6.00%, due 5/1/42	2,800,000	2,811,788
Lees Summit MO, Special Obligation Tax, Improvement Summit Fair Project, Tax Allocation 4.875%, due 11/1/37 (a)	2,000,000	2,048,740
Maryland Heights Industrial Development Authority, St. Louis Community Ice Center Project, Revenue Bonds Series A 5.00%, due 3/15/49	7,750,000	8,358,607
Missouri Health & Educational Facilities Authority, Maryville University of St. Louis Project, Revenue Bonds
Series A 4.00%, due 6/15/41	3,300,000	3,465,429
Series A 5.00%, due 6/15/45	3,520,000	4,101,962
Saint Louis MO, Land Clearance Authority, Scottrade Center Project, Revenue Bonds Series A 5.00%, due 4/1/48	3,250,000	3,799,055
St. Louis County Industrial Development Authority, Nazareth Living Center Project, Revenue Bonds 5.125%, due 8/15/45	1,900,000	2,018,294

		32,972,543

Montana 0.1%
Montana Facilities Finance Authority, Kalispell Regional Medical Center, Revenue Bonds Series B 5.00%, due 7/1/48	5,765,000	6,599,253

Nebraska 0.0%‡
Gage County Hospital Authority No. 1, Beatrice Community Hospital & Health Center, Inc., Revenue Bonds Series B 6.75%, due 6/1/35	2,755,000	2,840,708

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Nevada 0.4%
City of Reno NV, Revenue Bonds Series D (zero coupon), due 7/1/58 (a)	$9,000,000	$848,250
City of Reno NV, Transportation Rail Access Project, Revenue Bonds
Series C (zero coupon), due 7/1/58 (a)	19,000,000	2,739,230
Series A 4.00%, due 6/1/43	2,500,000	2,757,225
Las Vegas NV, New Convention & Visitors Authority, Revenue Bonds
Series B 4.00%, due 7/1/39	4,710,000	5,165,033
Series B 4.00%, due 7/1/40	4,640,000	5,077,459
Las Vegas Redevelopment Agency, Tax Allocation 5.00%, due 6/15/45	2,750,000	3,109,287
State of Nevada Department of Business & Industry, Somerset Academy of Las Vegas, Revenue Bonds (a)
Series A 5.00%, due 12/15/38	1,000,000	1,088,770
Series A 5.00%, due 12/15/48	3,465,000	3,728,964
State of Nevada Department of Business & Industry, Tahoe Regional Planning Agency, Revenue Bonds Series A, Insured: AMBAC 4.50%, due 6/1/37	1,185,000	1,185,427

		25,699,645

New Hampshire 0.2%
Manchester Housing & Redevelopment Authority, Inc., Revenue Bonds
Series B, Insured: ACA (zero coupon), due 1/1/21	2,375,000	2,283,753
Series B, Insured: ACA (zero coupon), due 1/1/26	1,975,000	1,581,659
National Finance Authority, The Vista Project, Revenue Bonds Series A 5.75%, due 7/1/54 (a)	1,500,000	1,654,695
New Hampshire Health & Education Facilities Authority Act, Kendal at Hanover, Revenue Bonds 5.00%, due 10/1/46	1,800,000	1,990,458

	Principal Amount	Value
New Hampshire (continued)
New Hampshire Health & Education Facilities Authority Act, Southern New Hampshire University, Revenue Bonds 5.00%, due 1/1/42	$2,825,000	$3,007,438
New Hampshire Health & Education Facilities Authority, Catholic Medical Center, Revenue Bonds 5.00%, due 7/1/44	3,000,000	3,480,240

		13,998,243

New Jersey 2.8%
City of Atlantic NJ, Unlimited General Obligation Insured: AGM 4.00%, due 11/1/26	805,000	856,206
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds (b)
5.25%, due 9/15/29	4,920,000	5,378,052
5.50%, due 4/1/28	195,000	195,489
Series A 5.625%, due 11/15/30	8,085,000	9,285,865
Series B 5.625%, due 11/15/30	7,000,000	8,039,710
5.75%, due 9/15/27	3,485,000	3,840,122
New Jersey Economic Development Authority, Motor Vehicle Surcharge, Revenue Bonds Series A 4.00%, due 7/1/34	1,000,000	1,063,980
New Jersey Economic Development Authority, Port Newark Container Terminal LLC Project, Revenue Bonds 5.00%, due 10/1/47 (b)	10,000,000	11,435,100
New Jersey Economic Development Authority, Private Activity The Goethals, Revenue Bonds Insured: AGM 5.125%, due 7/1/42 (b)	1,705,000	1,897,375
New Jersey Economic Development Authority, Provident Group-Kean Properties, Revenue Bonds
Series A 5.00%, due 7/1/37	500,000	559,925
Series A 5.00%, due 1/1/50	3,100,000	3,413,844
New Jersey Economic Development Authority, Revenue Bonds (b)
5.125%, due 1/1/34	3,000,000	3,373,440
5.375%, due 1/1/43	2,000,000	2,240,800

28	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
New Jersey Economic Development Authority, Rowan Properties LLC, Revenue Bonds Series A 5.00%, due 1/1/48	$12,410,000	$13,338,888
New Jersey Economic Development Authority, Team Academy Charter School Project, Revenue Bonds 6.00%, due 10/1/43	2,055,000	2,314,526
New Jersey Economic Development Authority, UMM Energy Partners, Revenue Bonds Series A 5.125%, due 6/15/43 (b)	2,000,000	2,131,780
New Jersey Educational Facilities Authority, College of St. Elizabeth, Revenue Bonds Series D 5.00%, due 7/1/46	2,190,000	2,339,227
New Jersey Health Care Facilities Financing Authority, St. Peter’s University Hospital, Revenue Bonds
5.75%, due 7/1/37	2,520,000	2,527,988
6.25%, due 7/1/35	2,725,000	2,890,626
New Jersey Health Care Facilities Financing Authority, University Hospital, Revenue Bonds Series A, Insured: AGM 5.00%, due 7/1/46	3,750,000	4,235,213
New Jersey State Economic Development Authority, State Government Buildings Project, Revenue Bonds Series C 5.00%, due 6/15/42	9,210,000	10,442,390
New Jersey Turnpike Authority, Revenue Bonds Series E 5.00%, due 1/1/45	8,830,000	10,083,683
South Jersey Port Corp., Revenue Bonds
Series B 5.00%, due 1/1/42 (b)	12,345,000	14,294,399
Series B 5.00%, due 1/1/48 (b)	9,210,000	10,573,633
Series A 5.00%, due 1/1/49	8,455,000	9,736,355
South Jersey Transportation Authority LLC, Revenue Bonds Series A 5.00%, due 11/1/39	1,000,000	1,122,580

	Principal Amount	Value
New Jersey (continued)
Tobacco Settlement Financing Corp., Revenue Bonds
Series A 5.00%, due 6/1/46	$13,800,000	$15,727,308
Series B 5.00%, due 6/1/46	38,700,000	42,665,589

		196,004,093

New Mexico 0.1%
New Mexico Hospital Equipment Loan Council, Gerald Champion, Revenue Bonds 5.50%, due 7/1/42	7,250,000	7,849,792
Santa Fe Retirement Facilities, El Castillo Retirement Project, Revenue Bonds Series B-1 2.625%, due 5/15/25	1,000,000	1,001,270

		8,851,062

New York 3.2%
Albany Industrial Development Agency, Brighter Choice Charter School, Revenue Bonds Series A 5.00%, due 4/1/32	1,500,000	1,502,175
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds 5.00%, due 1/1/35 (a)(b)	1,500,000	1,651,830
City of New Rochelle NY, Iona College Project, Revenue Bonds Series A 5.00%, due 7/1/40	3,455,000	3,880,414
City of Newburgh NY, Limited General Obligation
Series A 5.00%, due 6/15/21	750,000	790,808
Series A 5.00%, due 6/15/26	960,000	1,042,714
Series A 5.50%, due 6/15/31	750,000	816,218
Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds
Series A-2 4.50%, due 8/1/36	500,000	499,985
Series A-1 5.00%, due 8/1/46	14,765,000	14,765,000
Erie County Tobacco Asset Securitization Corp., Revenue Bonds Subseries B (zero coupon), due 6/1/47	40,000,000	6,084,800

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project, Revenue Bonds Series A 4.00%, due 11/1/42	$3,605,000	$3,765,819
MTA Hudson Rail Yards Trust Obligations, Revenue Bonds Series A 5.00%, due 11/15/56	7,400,000	8,218,218
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	2,075,000	2,058,981
Series A-3 5.125%, due 6/1/46	13,155,000	13,154,474
New York City Industrial Development Agency, Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/36	1,500,000	1,504,110
Insured: AMBAC 5.00%, due 1/1/39	5,695,000	5,792,157
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds Series A (zero coupon), due 11/15/47	10,000,000	4,421,700
New York Counties Tobacco Trust V, Pass Through, Revenue Bonds Series S 1 (zero coupon), due 6/1/38	2,500,000	833,850
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 2 6.375%, due 7/15/49	1,000,000	1,010,220
New York Liberty Development Corp., World Trade Center, Revenue Bonds (a)
Class 1 5.00%, due 11/15/44	2,000,000	2,207,080
Class 2 5.15%, due 11/15/34	4,150,000	4,652,191
Class 2 5.375%, due 11/15/40	6,500,000	7,322,445
Class 3 7.25%, due 11/15/44	10,500,000	12,498,990

	Principal Amount	Value
New York (continued)
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds
Series A 4.00%, due 8/1/37	$3,250,000	$3,608,247
Series A 4.00%, due 8/1/38	3,250,000	3,595,410
Series A 5.00%, due 8/1/32	3,845,000	4,702,512
Series A 5.00%, due 8/1/35	2,350,000	2,852,547
New York State Dormitory Authority, Orange Regional Medical Center, Revenue Bonds (a)
5.00%, due 12/1/29	1,000,000	1,193,390
5.00%, due 12/1/30	1,200,000	1,424,604
New York State Dormitory Authority, Touro College & University System, Revenue Bonds 5.00%, due 1/1/47	9,000,000	10,128,600
New York Transportation Development Corp., American Airlines, Inc., Revenue Bonds 5.00%, due 8/1/26 (b)	6,200,000	6,505,908
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds Series A 5.25%, due 1/1/50 (b)	35,110,000	39,208,039
Oneida County NY Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds
Insured: AGM 3.00%, due 12/1/40	3,755,000	3,683,017
Series B, Insured: AGM 3.00%, due 12/1/44	6,750,000	6,575,512
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds 4.50%, due 7/1/32	7,500,000	8,164,125
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds Series A 5.00%, due 7/1/42	1,430,000	1,512,225
Riverhead Industrial Development Agency, Revenue Bonds 7.00%, due 8/1/43	1,500,000	1,693,905
Rockland Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds Series B (zero coupon), due 8/15/50 (a)	13,000,000	1,649,960

30	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds 4.00%, due 12/1/45	$815,000	$816,834
Suffolk County Economic Development Corp., Peconic Landing Southold, Revenue Bonds 6.00%, due 12/1/40	1,000,000	1,038,500
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds
Series B 6.00%, due 6/1/48	1,125,000	1,126,800
Series C 6.625%, due 6/1/44	13,000,000	13,694,850
Syracuse Industrial Development Agency, Carousel Center Project, Revenue Bonds (b)
Series A 5.00%, due 1/1/35	2,000,000	2,185,660
Series A 5.00%, due 1/1/36	2,650,000	2,880,629
Tompkins County Development Corp., Kendal at Ithaca, Inc. Project, Revenue Bonds 5.00%, due 7/1/44	915,000	996,298
Westchester County Local Development Corp., Pace University, Revenue Bonds Series A 5.50%, due 5/1/42	6,205,000	6,961,203

		224,672,954

North Carolina 0.3%
North Carolina Medical Care Commission Retirement Facilities Revenue, The Pines at Davidson Project, Revenue Bonds Series A 5.00%, due 1/1/49	4,500,000	5,040,495
North Carolina Medical Care Commission Retirement Facilities Revenue, United Methodist Retirement Homes, Revenue Bonds Series A 5.00%, due 10/1/47	4,100,000	4,533,616
North Carolina Turnpike Authority, Revenue Bonds Series A 5.00%, due 7/1/54	10,000,000	11,347,600

		20,921,711

	Principal Amount	Value
North Dakota 0.6%
Cass County Health Facilities, Essentia Health Obligated Group, Revenue Bonds Series B 5.25%, due 2/15/53	$9,500,000	$11,174,185
Ward County ND, Health Care Facilities, Trinity Health Obligated Group, Revenue Bonds Series C 5.00%, due 6/1/48	28,640,000	32,292,746

		43,466,931

Ohio 4.7%
Akron Bath Copley Joint Township Hospital District, Revenue Bonds 5.25%, due 11/15/46	19,225,000	22,522,856
Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
Series A-2 5.125%, due 6/1/24	11,715,000	11,731,167
Series A-2 5.375%, due 6/1/24	6,655,000	6,662,321
Series A-2 5.75%, due 6/1/34	14,575,000	14,593,365
Series A-2 5.875%, due 6/1/30	29,925,000	30,006,994
Series A-2 5.875%, due 6/1/47	22,825,000	22,971,536
Series A-2 6.00%, due 6/1/42	4,880,000	4,907,816
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds Series B (zero coupon), due 6/1/47	305,000,000	18,650,750
Cleveland-Cuyahoga County Port Authority, Center for Dialysis Care Project, Revenue Bonds Series A 5.00%, due 12/1/42	5,205,000	5,753,451
Cleveland-Cuyahoga County Port Authority, Euclid Avenue Development Corp. Project, Revenue Bonds 4.00%, due 8/1/44	12,720,000	13,848,518
Cleveland-Cuyahoga County Port Authority, Revenue Bonds
Series A 5.00%, due 12/1/47	1,035,000	1,137,755
7.00%, due 12/1/18 (f)(g)(h)	710,000	127,800
7.35%, due 12/1/31 (f)(g)(h)	6,000,000	1,080,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Ohio (continued)
County of Cuyahoga OH, MetroHealth System, Revenue Bonds
4.75%, due 2/15/47	$1,440,000	$1,552,939
5.00%, due 2/15/37	5,350,000	6,101,889
5.00%, due 2/15/52	7,000,000	7,853,020
5.00%, due 2/15/57	8,610,000	9,599,806
5.25%, due 2/15/47	13,490,000	15,491,107
5.50%, due 2/15/52	2,200,000	2,561,042
5.50%, due 2/15/57	18,040,000	20,936,502
County of Hamilton OH, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,500,000	2,711,825
County of Hamilton OH, Life Enriching Communities Project, Revenue Bonds
5.00%, due 1/1/42	1,080,000	1,151,982
5.00%, due 1/1/46	2,090,000	2,325,857
County of Lucas Ohio Hospital Revenue, ProMedica Healthcare Obligated Group, Revenue Bonds Series A 5.25%, due 11/15/48	50,000,000	57,863,500
Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project, Revenue Bonds Series A 3.25%, due 9/1/29	1,500,000	1,546,575
Ohio Higher Educational Facilities Commission, Cleveland Institute of Art, Revenue Bonds
5.25%, due 12/1/48	1,000,000	1,102,320
5.50%, due 12/1/53	1,215,000	1,357,422
Ohio Higher Educational Facilities Commission, Menorah Park Obligated Group, Revenue Bonds 5.25%, due 1/1/48	5,210,000	5,474,043
Ohio Higher Educational Facility Commission, Tiffin University Project, Revenue Bonds 4.00%, due 11/1/49	5,000,000	5,048,200
Ohio Higher Educational Facility Commission, University of Findlay Project, Revenue Bonds
5.00%, due 3/1/39	3,775,000	4,296,252
5.00%, due 3/1/44	9,610,000	10,797,892
Ohio State Air Quality Development Authority Exempt Facilities, Pratt Paper LLC Project, Revenue Bonds 4.50%, due 1/15/48 (a)(b)	4,000,000	4,327,160

	Principal Amount	Value
Ohio (continued)
Summit County Development Finance Authority, Cleveland-Flats East Development, Tax Allocation Series B 6.875%, due 5/15/40	$1,145,000	$1,203,475
Toledo-Lucas County Port Authority, University of Toledo Project, Revenue Bonds
Series A 5.00%, due 7/1/34	1,400,000	1,522,976
Series A 5.00%, due 7/1/39	1,500,000	1,618,605
Series A 5.00%, due 7/1/46	9,790,000	10,493,803

		330,932,521

Oklahoma 0.7%
Norman Regional Hospital Authority, Revenue Bonds
4.00%, due 9/1/37	2,215,000	2,395,146
5.00%, due 9/1/37	3,500,000	4,051,180
Oklahoma Development Finance Authority, Oklahoma University Medicine Project, Revenue Bonds Series B 5.25%, due 8/15/43	12,000,000	14,358,600
Oklahoma Development Finance Authority, Provident OK Educational Resources, Inc. Cross Village Student Housing Project, Revenue Bonds
Series A 5.00%, due 8/1/47	20,110,000	11,462,700
Series A 5.25%, due 8/1/57	25,250,000	14,392,500
Tulsa County Industrial Authority, Montereau, Inc., Project, Revenue Bonds 5.25%, due 11/15/45	1,250,000	1,416,062

		48,076,188

Oregon 0.5%
Astoria Hospital Facilities Authority, Columbia Memorial Hospital, Revenue Bonds 3.50%, due 8/1/42	845,000	861,114
Clackamas County or Hospital Facility Authority, Senior Living-Willamette View Project, Revenue Bonds Series B 3.00%, due 11/15/22	2,500,000	2,501,125

32	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Oregon (continued)
Medford Hospital Facilities Authority, Asante Health System, Revenue Bonds Insured: AGM 3.169%, due 8/15/34 (c)	$18,450,000	$18,450,000
Medford Hospital Facilities Authority, Revenue Bonds 5.00%, due 10/1/42	4,605,000	4,999,372
Oregon State Facilities Authority, College Housing Northwest Project, Revenue Bonds 5.00%, due 10/1/48 (a)	1,560,000	1,633,149
Oregon State Facilities Authority, Samaritan Health Services Project, Revenue Bonds Series A 5.00%, due 10/1/46	3,000,000	3,414,780
Yamhill County Hospital Authority, Friendsview Retirement Community, Revenue Bonds Series A 5.00%, due 11/15/46	1,000,000	1,105,980

		32,965,520

Pennsylvania 3.9%
Allegheny County Higher Education Building Authority, Carlow University Project, Revenue Bonds 7.00%, due 11/1/40	1,000,000	1,111,290
Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group, Revenue Bonds Series A 4.00%, due 4/1/44	19,500,000	20,939,295
Allegheny County Industrial Development Authority, Propel Charitable School Sunrise, Revenue Bonds 6.00%, due 7/15/38	3,100,000	3,293,378
Allegheny County Industrial Development Authority, Propel Charter Montour, Revenue Bonds Series A 6.75%, due 8/15/35	275,000	283,316
Allentown Neighborhood Improvement Development Zone Authority, City Center Project, Revenue Bonds (a)
5.00%, due 5/1/42	28,325,000	31,786,226
5.125%, due 5/1/32	4,600,000	5,137,832
5.375%, due 5/1/42	4,225,000	4,736,647

	Principal Amount	Value
Pennsylvania (continued)
Chambersburg Area Municipal Authority, Education Facilities, Revenue Bonds
5.50%, due 10/1/33	$1,230,000	$1,330,220
5.75%, due 10/1/38	3,450,000	3,735,694
5.75%, due 10/1/43	2,290,000	2,461,613
6.00%, due 10/1/48	3,350,000	3,630,261
Chester County Industrial Development Authority, Woodlands at Greystone Project, Special Assessment 5.125%, due 3/1/48 (a)	1,050,000	1,118,334
City of Erie Higher Education Building Authority, Mercyhurst University Project, Revenue Bonds
5.00%, due 9/15/27	820,000	887,396
5.00%, due 9/15/28	860,000	926,530
5.00%, due 9/15/29	175,000	187,052
5.00%, due 9/15/37	4,590,000	4,770,157
City of Harrisburg PA, Unlimited General Obligation
Series F, Insured: AMBAC (zero coupon), due 3/15/20	15,000	14,788
Series F, Insured: AMBAC (zero coupon), due 9/15/20	365,000	352,805
Series F, Insured: AMBAC (zero coupon), due 9/15/22	545,000	482,619
City of York PA, Unlimited General Obligation 7.25%, due 11/15/41	275,000	307,082
Commonwealth Financing Authority PA, Tobacco Master Settlement Payment, Revenue Bonds Insured: AGM 4.00%, due 6/1/39	14,000,000	15,489,040
Cumberland County Municipal Authority, Asbury Pennsylvania Obligation Group, Revenue Bonds 5.25%, due 1/1/32	300,000	312,141
Cumberland County Municipal Authority, Diakon Lutheran Social Ministries Project, Revenue Bonds Series A 5.00%, due 1/1/39	2,000,000	2,324,400
Dauphin County General Authority, Harrisburg University Science Technology Project, Revenue Bonds (a)
5.00%, due 10/15/34	6,150,000	6,911,923
5.125%, due 10/15/41	5,000,000	5,551,900
Delaware County Authority, Cabrini University, Revenue Bonds 5.00%, due 7/1/42	1,405,000	1,603,063

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Erie County Hospital Authority, St. Mary’s Home Erie Project, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/23	$200,000	$200,518
Franklin County Industrial Development Authority, Menno-Haven, Inc. Project, Revenue Bonds
5.00%, due 12/1/39	375,000	412,684
5.00%, due 12/1/54	1,000,000	1,085,530
General Authority of Southcentral Pennsylvania, York Academy Regional Charter School Project, Revenue Bonds (a)
Series A 6.00%, due 7/15/38	3,000,000	3,332,100
Series A 6.50%, due 7/15/48	4,500,000	5,134,500
Huntingdon County General Authority, Aicup Financing Program, Juniata College, Revenue Bonds Series 002 5.00%, due 5/1/46	4,255,000	4,693,605
Lancaster Industrial Development Authority, Willow Valley Communities Project, Revenue Bonds
4.00%, due 12/1/44	1,550,000	1,670,947
4.00%, due 12/1/49	1,900,000	2,040,030
5.00%, due 12/1/44	1,675,000	1,934,156
5.00%, due 12/1/49	2,365,000	2,723,298
Montgomery County Higher Education & Health Authority, Philadelphia Presbyterian Homes Project, Revenue Bonds 4.00%, due 12/1/48	4,005,000	4,105,325
Montgomery County Higher Education & Health Authority, Thomas Jefferson University Project, Revenue Bonds
4.00%, due 9/1/44	3,000,000	3,273,150
4.00%, due 9/1/49	6,750,000	7,314,435
Series A 4.00%, due 9/1/49	1,660,000	1,793,149
4.00%, due 9/1/51	4,000,000	4,320,040
Montgomery County Industrial Development Authority, ACTS Retirement—Life Communities, Inc., Revenue Bonds 5.00%, due 11/15/36	5,000,000	5,824,200

	Principal Amount	Value
Pennsylvania (continued)
Montgomery County Industrial Development Authority, Albert Einstein Healthcare, Revenue Bonds
5.25%, due 1/15/45	$6,300,000	$7,027,587
5.25%, due 1/15/46	1,000,000	1,114,560
New Wilmington Municipal Authority, Westminster College Project, Revenue Bonds 5.25%, due 5/1/46	3,700,000	4,089,573
Northeastern Pennsylvania Hospital & Education Authority, King’s College Project, Revenue Bonds
5.00%, due 5/1/44	1,000,000	1,180,310
5.00%, due 5/1/49	1,350,000	1,589,261
Northeastern Pennsylvania Hospital & Education Authority, Wilkes University Project, Revenue Bonds Series A 5.25%, due 3/1/42	7,640,000	8,003,053
Pennsylvania Economic Development Financing Authority, American Airlines Group, Revenue Bonds Series B 8.00%, due 5/1/29	245,000	252,340
Pennsylvania Economic Development Financing Authority, Bridges Finance Co., Revenue Bonds 4.125%, due 12/31/38 (b)	4,000,000	4,214,160
Pennsylvania Economic Development Financing Authority, PPL Energy Supply, Revenue Bonds Series C 5.00%, due 12/1/37 (c)	5,500,000	5,601,860
Pennsylvania Higher Educational Facilities Authority, Holy Family University, Revenue Bonds
Series A 6.25%, due 9/1/33	1,560,000	1,747,902
Series A 6.50%, due 9/1/38	1,000,000	1,120,800
Pennsylvania Higher Educational Facilities Authority, Shippensburg University Student Services, Revenue Bonds 5.00%, due 10/1/44	1,000,000	1,109,490
Pennsylvania Higher Educational Facilities Authority, Shippensburg University, Revenue Bonds 6.25%, due 10/1/43	1,000,000	1,095,580

34	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, Widener University, Revenue Bonds
Series A 5.50%, due 7/15/38	$2,500,000	$2,743,775
5.50%, due 7/15/43	2,400,000	2,617,512
Pennsylvania Turnpike Commission, Revenue Bonds Series C 5.00%, due 12/1/44	16,535,000	18,788,390
Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School Project, Revenue Bonds Series A 7.25%, due 6/15/43	4,500,000	5,194,350
Philadelphia Authority for Industrial Development, Health Activity, Revenue Bonds 6.50%, due 6/1/45	2,200,000	2,328,062
Philadelphia Authority for Industrial Development, International Education & Community Initiatives Project, Revenue Bonds (a)
Series A 5.125%, due 6/1/38	2,000,000	2,139,420
Series A 5.25%, due 6/1/48	3,085,000	3,288,672
Philadelphia Authority for Industrial Development, New Foundation Charter School Project, Revenue Bonds 6.625%, due 12/15/41	1,000,000	1,160,300
Philadelphia Authority for Industrial Development, Nueva Esperanza, Inc., Revenue Bonds 8.20%, due 12/1/43	1,800,000	1,982,718
Philadelphia Authority for Industrial Development, Senior Living, Wesley Enhanced Living Obligation Group, Revenue Bonds Series A 5.00%, due 7/1/49	3,000,000	3,304,140
Philadelphia Authority for Industrial Development, Tacony Academy Charter School, Revenue Bonds 7.375%, due 6/15/43	1,500,000	1,676,715
Philadelphia Authority for Industrial Development, University of the Arts, Revenue Bonds 5.00%, due 3/15/45 (a)	7,000,000	7,447,020

	Principal Amount	Value
Pennsylvania (continued)
Scranton Redevelopment Authority, Revenue Bonds Series A 5.00%, due 11/15/28	$9,000,000	$9,294,120
Scranton-Lackawanna Health & Welfare Authority, Marywood University Project, Revenue Bonds
5.00%, due 6/1/36	1,000,000	1,065,610
5.00%, due 6/1/46	2,625,000	2,752,155
Susquehanna Area Regional Airport Authority, Revenue Bonds Series B, Insured: BAM 4.00%, due 1/1/33	2,500,000	2,602,350
West Shore Area Authority, Holy Spirit Hospital Sisters, Revenue Bonds 6.50%, due 1/1/41	1,200,000	1,273,200

		277,347,654

Puerto Rico 9.7%
Children’s Trust Fund, Asset-Backed, Revenue Bonds
Series A (zero coupon), due 5/15/50	46,000,000	6,532,460
5.375%, due 5/15/33	3,635,000	3,690,252
5.625%, due 5/15/43	36,980,000	37,634,916
Children’s Trust Fund Puerto Rico Tobacco Settlement, Revenue Bonds 5.50%, due 5/15/39	1,475,000	1,501,122
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: AGC 5.125%, due 7/1/47	6,300,000	6,478,479
Series A 6.00%, due 7/1/38	12,180,000	12,347,475
Series A 6.00%, due 7/1/44	26,755,000	27,122,881
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: AMBAC 4.50%, due 7/1/23	830,000	835,196
Series A, Insured: AGC 5.00%, due 7/1/25	250,000	256,563
Series A-4, Insured: AGM 5.00%, due 7/1/31	5,000,000	5,063,400
Series A, Insured: AGM 5.00%, due 7/1/35	550,000	576,499
Series A, Insured: AGM 5.25%, due 7/1/24	1,000,000	1,049,200
Series A-4, Insured: AGM 5.25%, due 7/1/30	7,080,000	7,175,438

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (continued)
Series A, Insured: NATL-RE 5.50%, due 7/1/20	$8,095,000	$8,233,586
Series A, Insured: NATL-RE 5.50%, due 7/1/21	1,205,000	1,250,356
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds 7.50%, due 8/20/40	127,658,369	99,892,674
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Senior Lien-Series A 5.00%, due 7/1/21	2,080,000	2,160,600
Senior Lien-Series A 5.00%, due 7/1/22	4,680,000	4,896,450
Series A 5.00%, due 7/1/33	18,150,000	18,944,062
Series A 5.25%, due 7/1/42	21,030,000	22,055,212
Series A 5.50%, due 7/1/28	13,510,000	14,337,487
Series A 6.00%, due 7/1/47	15,295,000	16,308,294
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, Insured: AGC 4.50%, due 7/1/36	6,240,000	6,256,786
Series A, Insured: AMBAC 5.00%, due 7/1/31	7,765,000	7,930,084
Puerto Rico Electric Power Authority, Build America Bonds, Revenue Bonds (f)(g)
Series EEE 5.95%, due 7/1/30	9,225,000	6,895,687
Series EEE-RSA-1 5.95%, due 7/1/30	16,310,000	12,456,762
Series EEE 6.05%, due 7/1/32	1,225,000	915,688
Series EEE-RSA-1 6.05%, due 7/1/32	4,950,000	3,768,187
Series YY-RSA-1 6.125%, due 7/1/40	24,095,000	18,342,319
Series YY 6.125%, due 7/1/40	21,645,000	16,179,637
Series EEE 6.25%, due 7/1/40	8,295,000	6,200,512
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD-RSA-1 3.30%, due 7/1/19 (f)(g)	800,000	564,000

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series ZZ-RSA-1 4.25%, due 7/1/20 (f)(g)	$435,000	$326,250
Series ZZ-RSA-1 4.375%, due 7/1/21 (f)(g)	25,000	18,750
Series CCC-RSA-1 4.375%, due 7/1/22 (f)(g)	115,000	86,250
Series ZZ-RSA-1 4.50%, due 7/1/23 (f)(g)	95,000	71,488
Series CCC-RSA-1 4.60%, due 7/1/24 (f)(g)	200,000	150,500
Series ZZ-RSA-1 4.625%, due 7/1/25 (f)(g)	65,000	48,913
Series CCC-RSA-1 4.625%, due 7/1/25 (f)(g)	235,000	176,838
Series XX-RSA-1 4.75%, due 7/1/26 (f)(g)	320,000	240,800
Series ZZ-RSA-1 4.75%, due 7/1/27 (f)(g)	405,000	304,763
Series A-RSA-1 4.80%, due 7/1/29 (f)(g)	690,000	517,500
Series TT-RSA-1 5.00%, due 7/1/20 (f)(g)	2,195,000	1,651,738
Series DDD-RSA-1 5.00%, due 7/1/20 (f)(g)	3,020,000	2,272,550
Series DDD-RSA-1 5.00%, due 7/1/21 (f)(g)	170,000	127,925
Series PP, Insured: NATL-RE 5.00%, due 7/1/22	200,000	203,388
Series SS, Insured: NATL-RE 5.00%, due 7/1/22	1,140,000	1,159,312
Series TT-RSA-1 5.00%, due 7/1/23 (f)(g)	365,000	274,663
Series RR, Insured: NATL-RE 5.00%, due 7/1/23	4,580,000	4,668,623
Series RR, Insured: NATL-RE 5.00%, due 7/1/24	115,000	117,500
Series TT-RSA-1 5.00%, due 7/1/25 (f)(g)	810,000	609,525
Series CCC-RSA-1 5.00%, due 7/1/25 (f)(g)	90,000	67,725
Series SS, Insured: NATL-RE 5.00%, due 7/1/25	770,000	788,580
Series TT-RSA-1 5.00%, due 7/1/26 (f)(g)	50,000	37,625
Series TT-RSA-1 5.00%, due 7/1/27 (f)(g)	545,000	410,113
Series TT, Insured: AGM 5.00%, due 7/1/27	150,000	153,813
Series WW-RSA-1 5.00%, due 7/1/28 (f)(g)	1,155,000	869,138

36	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series TT-RSA-1 5.00%, due 7/1/37 (f)(g)	$620,000	$466,550
Series A-RSA-1 5.00%, due 7/1/42 (f)(g)	4,525,000	3,405,062
Series A-RSA-1 5.05%, due 7/1/42 (f)(g)	300,000	225,750
Series ZZ-RSA-1 5.25%, due 7/1/20 (f)(g)	225,000	171,563
Series ZZ-RSA-1 5.25%, due 7/1/23 (f)(g)	50,000	38,125
Series AAA-RSA-1 5.25%, due 7/1/24 (f)(g)	2,500,000	1,906,250
Series ZZ-RSA-1 5.25%, due 7/1/26 (f)(g)	2,030,000	1,547,875
Series AAA-RSA-1 5.25%, due 7/1/26 (f)(g)	110,000	83,875
Series CCC-RSA-1 5.25%, due 7/1/26 (f)(g)	330,000	251,625
Series AAA-RSA-1 5.25%, due 7/1/27 (f)(g)	515,000	392,688
Series VV, Insured: NATL-RE 5.25%, due 7/1/29	630,000	676,853
Series AAA-RSA-1 5.25%, due 7/1/30 (f)(g)	145,000	110,563
Series VV, Insured: NATL-RE 5.25%, due 7/1/30	3,850,000	4,132,051
Series VV, Insured: NATL-RE 5.25%, due 7/1/32	345,000	368,953
Series WW-RSA-1 5.25%, due 7/1/33 (f)(g)	645,000	491,813
Series XX-RSA-1 5.25%, due 7/1/35 (f)(g)	2,265,000	1,727,063
Series XX-RSA-1 5.25%, due 7/1/40 (f)(g)	4,390,000	3,347,375
Series WW-RSA-1 5.50%, due 7/1/21 (f)(g)	245,000	185,588
Series WW-RSA-1 5.50%, due 7/1/38 (f)(g)	315,000	238,613
Series 2013A-RSA-1 6.75%, due 7/1/36 (f)(g)	445,000	346,544
Series 2013A-RSA-1 7.00%, due 7/1/40 (f)(g)	140,000	109,725
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series N, Insured: AMBAC (zero coupon), due 7/1/20	1,490,000	1,453,152
Insured: AMBAC (zero coupon), due 7/1/27	200,000	143,830

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds (continued)
Series A, Insured: NATL-RE 4.75%, due 7/1/38	$1,070,000	$1,071,348
Series A, Insured: AGM 4.75%, due 7/1/38	650,000	660,485
Insured: NATL-RE 5.00%, due 7/1/22	345,000	345,811
Insured: AGC 5.00%, due 7/1/23	2,870,000	2,940,602
Insured: NATL-RE 5.00%, due 7/1/28	460,000	460,529
Series N, Insured: AMBAC 5.25%, due 7/1/30	3,680,000	4,037,144
Series N, Insured: AMBAC 5.25%, due 7/1/31	9,295,000	10,191,131
Series CC, Insured: AGM 5.25%, due 7/1/32	4,500,000	5,050,890
Series N, Insured: NATL-RE 5.25%, due 7/1/33	7,490,000	8,005,237
Series CC, Insured: AGM 5.25%, due 7/1/36	1,850,000	2,076,163
Series L, Insured: AMBAC 5.25%, due 7/1/38	1,035,000	1,128,222
Series N, Insured: AGC, AGM 5.50%, due 7/1/25	2,245,000	2,487,640
Insured: NATL-RE 5.50%, due 7/1/28	7,550,000	8,245,657
Series CC, Insured: NATL-RE 5.50%, due 7/1/29	5,010,000	5,480,589
Series CC, Insured: AGC 5.50%, due 7/1/31	3,450,000	3,947,179
Series CC, Insured: AGM 5.50%, due 7/1/31	465,000	532,011
Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series A, Insured: AMBAC (zero coupon), due 7/1/43	12,355,000	3,744,183
Series C, Insured: AMBAC 5.50%, due 7/1/23	1,480,000	1,584,917
Series C, Insured: AMBAC 5.50%, due 7/1/25	12,110,000	13,208,377
Series C, Insured: AMBAC 5.50%, due 7/1/26	7,405,000	8,144,389
Series C, Insured: AMBAC 5.50%, due 7/1/28	12,400,000	13,788,676
Series A 8.25%, due 5/1/17 (a)(f)(g)(h)	7,100,000	5,289,500
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 5.00%, due 8/1/27	2,530,000	2,594,313

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Municipal Finance Agency, Revenue Bonds (continued)
Series A, Insured: AGM 5.00%, due 8/1/30	$720,000	$736,862
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
Series K, Insured: AGM 5.25%, due 7/1/27	5,970,000	6,062,774
Series M-3, Insured: NATL-RE 6.00%, due 7/1/23	1,295,000	1,398,263
Puerto Rico Public Buildings Authority, Revenue Bonds
Series G, Insured: AGC 4.75%, due 7/1/32	270,000	275,729
Insured: AGC 5.25%, due 7/1/33	680,000	699,196
Series D, Insured: AMBAC 5.45%, due 7/1/31	305,000	312,207
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue, COFINA Senior Bonds, 2040 National Custodial Trust, Revenue Bonds
Series 2007-A (zero coupon), due 8/1/40	3,520,729	252,356
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue, COFINA Senior Bonds, 2042 National Custodial Trust, Revenue Bonds
Series 2007-A (zero coupon), due 8/1/42	5,621,839	402,948
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue, COFINA Senior Bonds, 2043 National Custodial Trust, Revenue Bonds
Series 2007-A (zero coupon), due 8/1/43	28,976,151	2,076,875
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue, COFINA Senior Bonds, 2044 National Custodial Trust, Revenue Bonds
Series 2007-A (zero coupon), due 8/1/44	14,120,861	1,012,126
Puerto Rico Sales Tax Financing Corp Sales Tax, Revenue Bonds
Series 2007-A (zero coupon), due 8/1/45	44,481,572	3,188,235
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1 (zero coupon), due 7/1/24	366,000	321,172

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp., Revenue Bonds (continued)
Series A-1 (zero coupon), due 7/1/27	$700,000	$560,812
Series A-1 (zero coupon), due 7/1/29	682,000	509,856
Series A-1 (zero coupon), due 7/1/31	879,000	611,635
Series A-1 (zero coupon), due 7/1/33	990,000	623,779
Series 2007-A (zero coupon), due 8/1/41	20,541,212	1,472,294
Series A-1 (zero coupon), due 7/1/46	10,681,000	2,790,411
Series 2007-A (zero coupon), due 8/1/46	3,089,999	221,478
Series A-2 4.329%, due 7/1/40	4,728,000	4,810,693
Series A-1 4.50%, due 7/1/34	725,000	774,793
Series A-2 4.536%, due 7/1/53	112,000	113,645
Series A-1 4.75%, due 7/1/53	31,692,000	32,813,897
Series A-2 4.784%, due 7/1/58	3,639,000	3,758,104
Series A-1 5.00%, due 7/1/58	97,337,000	102,427,725
Puerto Rico Sales Tax Financing Corp.,COFINA, Revenue Bonds Class 2 (zero coupon), due 8/1/54	1,246,393	227,965

		688,498,843

Rhode Island 0.3%
Providence Redevelopment Agency, Port Providence Lease, Certificates of Participation
Series A, Insured: AGC (zero coupon), due 9/1/24	1,735,000	1,536,655
Series A, Insured: AGC (zero coupon), due 9/1/26	685,000	568,345
Series A, Insured: AGC (zero coupon), due 9/1/29	1,835,000	1,358,395
Series A, Insured: AGC (zero coupon), due 9/1/30	1,835,000	1,301,566
Series A, Insured: AGC (zero coupon), due 9/1/32	1,500,000	978,735
Series A, Insured: AGC (zero coupon), due 9/1/34	1,000,000	598,590
Series A, Insured: AGC (zero coupon), due 9/1/35	360,000	206,928

38	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Rhode Island (continued)
Providence Redevelopment Agency, Port Providence Lease, Certificates of Participation (continued)
Series A, Insured: AGC (zero coupon), due 9/1/36	$470,000	$260,154
Rhode Island Health & Educational Building Corp., Lifespan Obligated Group, Revenue Bonds 5.00%, due 5/15/39	750,000	860,078
Rhode Island Health & Educational Building Corp., Public Schools Financing Project, Revenue Bonds Insured: AMBAC 5.00%, due 5/15/21	65,000	65,208
Tobacco Settlement Financing Corp., Revenue Bonds Series A (zero coupon), due 6/1/52	94,920,000	12,711,686

		20,446,340

South Carolina 1.1%
South Carolina Jobs-Economic Development Authority, The Woodlands at Furman, Revenue Bonds 5.25%, due 11/15/52	7,000,000	7,682,080
South Carolina Public Service Authority, Revenue Bonds
Series C 5.00%, due 12/1/46	5,900,000	6,650,480
Series E 5.00%, due 12/1/48	20,190,000	22,341,043
Series A 5.00%, due 12/1/50	4,660,000	5,277,310
Series B 5.00%, due 12/1/56	6,055,000	6,995,523
Series E 5.25%, due 12/1/55	13,900,000	16,047,411
Series A 5.50%, due 12/1/54	5,100,000	5,789,724
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds Series D 5.00%, due 12/1/43	5,570,000	5,943,134

		76,726,705

South Dakota 0.0%‡
South Dakota Health & Educational Facilities Authority, Revenue Bonds Series E 5.00%, due 11/1/42	3,150,000	3,403,764

	Principal Amount	Value
Tennessee 0.5%
Chattanooga-Hamilton County Hospital Authority, Revenue Bonds 5.00%, due 10/1/44	$6,500,000	$7,177,170
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds
Series A 4.00%, due 10/1/49	3,000,000	3,236,370
Series A 5.00%, due 10/1/45	11,910,000	13,605,031
Series A 5.25%, due 10/1/58	9,000,000	10,842,750

		34,861,321

Texas 4.0%
Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation, Revenue Bonds 5.00%, due 7/15/41	3,300,000	3,679,401
Central Texas Regional Mobility Authority, Revenue Bonds
(zero coupon), due 1/1/23	1,000,000	945,120
(zero coupon), due 1/1/33	315,000	219,067
(zero coupon), due 1/1/34	3,275,000	2,194,021
(zero coupon), due 1/1/35	3,700,000	2,386,500
(zero coupon), due 1/1/36	2,000,000	1,245,540
(zero coupon), due 1/1/39	3,500,000	1,932,560
4.00%, due 1/1/41	6,250,000	6,661,062
5.00%, due 1/1/33	1,225,000	1,337,712
5.00%, due 1/1/42	2,340,000	2,532,886
5.00%, due 1/1/46	12,215,000	13,895,051
6.75%, due 1/1/41	7,500,000	7,970,025
Central Texas Turnpike System, Revenue Bonds
Series C 5.00%, due 8/15/37	1,150,000	1,294,486
Series C 5.00%, due 8/15/42	10,850,000	12,124,983
City of Houston TX , Airport System Revenue, United Airlines, Inc., Revenue Bonds 5.00%, due 7/1/29 (b)	6,400,000	7,152,320
Clifton Higher Education Finance Corp., Idea Public Schools, Revenue Bonds
5.75%, due 8/15/41	1,750,000	1,886,272
6.00%, due 8/15/43	3,500,000	3,971,870
Clifton Higher Education Finance Corp., Revenue Bonds Series A 5.00%, due 12/1/45	2,500,000	2,721,575

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Danbury Higher Education Authority, Golden Rule School, Inc., Revenue Bonds Series A 4.00%, due 8/15/49	$4,000,000	$4,068,200
Decatur Hospital Authority, Wise Regional Health System, Revenue Bonds Series A 5.25%, due 9/1/44	3,250,000	3,570,450
Grand Parkway Transportation Corp., 1st Tier Toll, Revenue Bonds Series A 5.50%, due 4/1/53	600,000	675,024
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds 7.00%, due 1/1/43	1,500,000	1,762,155
Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston Area, Revenue Bonds
Series A 5.00%, due 6/1/33	900,000	960,831
Series A 5.00%, due 6/1/38	1,960,000	2,095,671
Harris County-Houston Sports Authority Cap Appreciation, Senior Lien, Revenue Bonds Series A, Insured: AGM (zero coupon), due 11/15/40	1,060,000	443,939
Harris County-Houston Sports Authority, Revenue Bonds
Series H, Insured: NATL-RE (zero coupon), due 11/15/24	970,000	869,795
Series H, Insured: NATL-RE (zero coupon), due 11/15/26	600,000	507,942
Series H, Insured: NATL-RE (zero coupon), due 11/15/29	735,000	555,659
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/32	1,670,000	902,936
Series H, Insured: NATL-RE (zero coupon), due 11/15/32	250,000	165,390
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/33	890,000	453,090
Series H, Insured: NATL-RE (zero coupon), due 11/15/33	185,000	114,955
Series A, Insured: NATL-RE (zero coupon), due 11/15/34	1,805,000	872,412
Series A, Insured: AGM (zero coupon), due 11/15/34	1,535,000	941,861
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	1,395,000	631,349

	Principal Amount	Value
Texas (continued)
Harris County-Houston Sports Authority, Revenue Bonds (continued)
Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/38	$36,815,000	$17,535,721
Series H, Insured: NATL-RE (zero coupon), due 11/15/39	1,525,000	646,676
Series H, Insured: NATL-RE (zero coupon), due 11/15/40	1,855,000	736,862
Series H, Insured: NATL-RE (zero coupon), due 11/15/41	700,000	260,428
Hemphill County Hospital District, Unlimited General Obligation 4.625%, due 2/1/39	2,765,000	2,835,563
Montgomery County Toll Road Authority, Revenue Bonds 5.00%, due 9/15/48	2,500,000	2,764,725
New Hope Cultural Education Facilities Corp., Collegiate Housing Denton Women’s University Dining Project, Revenue Bonds Insured: AGM 4.00%, due 7/1/48	1,000,000	1,067,770
New Hope Cultural Education Facilities Corp., Collegiate Housing Tarleton State, Revenue Bonds Series A 5.00%, due 4/1/46	3,000,000	3,201,780
New Hope Cultural Education Facilities Corp., Jubilee Academic Center Project, Revenue Bonds (a)
Series A 5.00%, due 8/15/36	5,000,000	5,129,000
Series A 5.125%, due 8/15/47	2,085,000	2,132,726
New Hope Cultural Education Facilities Corp., Quality Senior Housing Foundation of East Texas, Inc., Revenue Bonds Series A-1 5.00%, due 12/1/49	3,770,000	4,096,293
New Hope Cultural Education Facilities Corp., Stephenville Tarleton State, Revenue Bonds Series A 6.00%, due 4/1/45	3,550,000	3,891,687
New Hope Cultural Education Facilities Finance Corp., Legacy at Midtown Park Project, Revenue Bonds Series A 5.50%, due 7/1/54	1,500,000	1,579,290

40	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
North East Texas Regional Mobility Authority, Revenue Bonds
Series B 5.00%, due 1/1/41	$6,000,000	$6,753,120
Series B 5.00%, due 1/1/46	2,650,000	2,963,230
North Texas Education Finance Corp., Uplift Education, Revenue Bonds Series A 5.25%, due 12/1/47	7,705,000	8,481,433
North Texas Tollway Authority, Revenue Bonds 5.00%, due 1/1/50	1,750,000	2,067,590
Red River Educational Finance Corp., Houston Baptist University Project, Revenue Bonds 5.50%, due 10/1/46	6,250,000	7,132,125
San Juan Higher Education Finance Authority, Idea Public Schools, Revenue Bonds Series A 6.70%, due 8/15/40	1,000,000	1,042,100
Tarrant County Cultural Education Facilities Finance Corp., Barton Creek Senior Living CTR, Revenue Bonds 5.00%, due 11/15/40	1,500,000	1,602,855
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds Series B 5.00%, due 11/15/40	1,250,000	1,412,950
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/26	3,500,000	3,831,695
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bond 5.00%, due 6/30/58 (b)	52,500,000	61,243,350
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds Senior Lien 6.75%, due 6/30/43 (b)	11,700,000	13,572,234
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, Blueridge Transportation Group LLC, Revenue Bonds 5.00%, due 12/31/55 (b)	7,500,000	8,322,150

	Principal Amount	Value
Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	$3,080,000	$3,195,346
7.50%, due 6/30/33	750,000	782,115
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, NTE Mobility, Revenue Bonds 6.875%, due 12/31/39	5,050,000	5,095,652
Texas Public Finance Authority Charter School Finance Corp., ED—Burnham Wood Project, Revenue Bonds Series A 6.25%, due 9/1/36	400,000	400,544
Texas Transportation Commission, First Tier, State Highway 249, Revenue Bonds Series A 5.00%, due 8/1/57	10,000,000	11,700,100
Travis County Health Facilities Development Corp., Westminster Manor, Revenue Bonds 7.125%, due 11/1/40	1,000,000	1,057,110

		280,276,330

U.S. Virgin Islands 1.6%
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Series A 5.00%, due 10/1/32	15,600,000	15,561,000
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A 4.00%, due 10/1/22	1,280,000	1,256,781
Series C 5.00%, due 10/1/22	8,515,000	8,536,287
Series B 5.00%, due 10/1/25	2,825,000	2,840,368
Series A 5.00%, due 10/1/29	9,215,000	9,255,362
Series B 5.25%, due 10/1/29	6,410,000	6,444,870
Subseries A 6.00%, due 10/1/39	800,000	800,000
Series A 6.625%, due 10/1/29	3,105,000	3,112,887
Series A 6.75%, due 10/1/37	10,910,000	10,930,947

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	41

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
U.S. Virgin Islands (continued)
Virgin Islands Public Finance Authority, Revenue Bonds
Series C 5.00%, due 10/1/20	$2,000,000	$2,004,900
Series C 5.00%, due 10/1/30	25,270,000	25,270,000
Series A 5.00%, due 10/1/34	2,600,000	2,587,000
Series C 5.00%, due 10/1/39	1,910,000	1,892,084
Virgin Islands Public Finance Authority, Senior Lien-Matching Fund Loan Note, Revenue Bonds Senior Lien-Series B 5.00%, due 10/1/25	19,240,000	19,276,171
Virgin Islands Water & Power Authority-Electric System, Revenue Bonds Series A 5.00%, due 7/1/31	1,145,000	1,061,988

		110,830,645

Utah 0.3%
Utah Charter School Finance Authority, Da Vinci Academy, Revenue Bonds 7.75%, due 3/15/39	700,000	760,123
Utah Infrastructure Agency, Telecommunication, Revenue Bonds
4.00%, due 10/15/42	1,970,000	2,050,238
Series A 5.00%, due 10/15/32	5,000,000	5,839,900
Series A 5.00%, due 10/15/37	5,230,000	5,918,320
Series A 5.375%, due 10/15/40	6,260,000	7,223,665

		21,792,246

Vermont 0.1%
Vermont Educational & Health Buildings Financing Agency, Developmental & Mental Health Services, Revenue Bonds Series A, Insured: AGC 4.75%, due 8/15/36	500,000	509,770
Vermont Student Assistance Corp., Education Loan, Revenue Bonds Subseries B 4.50%, due 6/15/45 (b)	3,500,000	3,748,885

		4,258,655

	Principal Amount	Value
Virginia 2.0%
Farmville Industrial Development Authority Facilities, Longwood University Student Project, Revenue Bonds
Series A 5.00%, due 1/1/48	$7,000,000	$7,936,880
Series A 5.00%, due 1/1/55	16,000,000	18,007,200
Henrico County Economic Development Authority, Residential Care Facility, Revenue Bonds Series C 5.00%, due 12/1/47	2,200,000	2,445,036
Lynchburg Economic Development Authority, Randolph College Project, Revenue Bonds 5.00%, due 9/1/48	3,705,000	4,311,508
Newport News Economic Development Authority, LifeSpire, Revenue Bonds 5.00%, due 12/1/38	2,575,000	2,786,124
Norfolk Redevelopment and Housing Authority, Norfolk Retirement Community, Harbors Edge Project, Revenue Bonds
Series B 4.00%, due 1/1/25	1,200,000	1,200,300
Series A 5.25%, due 1/1/54	3,300,000	3,607,296
Roanoke Economic Development Authority, Lynchburg College, Revenue Bonds Series A 4.00%, due 9/1/48	4,890,000	5,202,080
Tobacco Settlement Financing Corp., Convertible-Senior, Revenue Bonds Senior Lien-Series B2 5.20%, due 6/1/46	2,000,000	2,012,460
Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	29,205,000	29,284,438
Virginia College Building Authority, Marymount University Project, Revenue Bonds Series B 5.00%, due 7/1/45 (a)	1,945,000	2,080,100
Virginia Small Business Financing Authority, Elizabeth River Crossing, Revenue Bonds Senior Lien 5.50%, due 1/1/42 (b)	18,245,000	19,864,973

42	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Virginia (continued)
Virginia Small Business Financing Authority, Express Lanes LLC, Revenue Bonds Senior Lien 5.00%, due 1/1/40 (b)	$10,000,000	$10,658,800
Virginia Small Business Financing Authority, Transform I-66 P3 Project, Revenue Bonds 5.00%, due 12/31/56 (b)	29,200,000	33,360,124

		142,757,319

Washington 0.6%
King County Public Hospital District No. 4, Limited General Obligation 7.00%, due 12/1/40	1,000,000	1,063,320
Pend Oreille County Public Utility, District No. 1 Box Canyon, Revenue Bonds
4.00%, due 1/1/41	3,000,000	3,182,190
5.00%, due 1/1/48	5,430,000	6,255,251
Port of Seattle Industrial Development Corp., King County Public Hospital District, Special Facilities Delta Airlines, Revenue Bonds 5.00%, due 4/1/30 (b)	1,825,000	1,995,181
Washington Health Care Facilities Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-1 4.00%, due 8/1/44	2,500,000	2,706,375
Series A-2 5.00%, due 8/1/49	2,000,000	2,358,040
Washington Health Care Facilities Authority, Kadlec Regional Medical Center, Revenue Bonds 5.00%, due 12/1/42	6,660,000	7,175,617
Washington Higher Educational Facilities Authority, Whitworth University Project, Revenue Bonds Series A 5.00%, due 10/1/40	3,000,000	3,401,760
Washington State Housing Finance Commission, Riverview Retirement Community, Revenue Bonds 5.00%, due 1/1/48	3,000,000	3,150,720
Whidbey Island Public Hospital District, Unlimited General Obligation
5.375%, due 12/1/39	9,920,000	10,596,842
5.50%, due 12/1/33	2,070,000	2,234,379

		44,119,675

	Principal Amount	Value
West Virginia 0.4%
Glenville State College, Board of Governors, Revenue Bonds 5.25%, due 6/1/47	$4,000,000	$4,211,600
Monongalia County Commission Special District, University Town Center, Revenue Bonds Series A 5.50%, due 6/1/37 (a)	4,000,000	4,407,840
West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligated Group, Revenue Bonds
Series A 4.00%, due 1/1/37	5,125,000	5,531,976
Series A 4.00%, due 1/1/38	2,500,000	2,692,250
Series A 4.125%, due 1/1/47	13,650,000	14,580,111

		31,423,777

Wisconsin 1.8%
Public Finance Authority Education Revenue, Coral Academy of Science Las Vegas, Revenue Bonds Series A 5.00%, due 7/1/48	2,000,000	2,271,520
Public Finance Authority Education Revenue, Guilford College, Revenue Bonds Series A 5.00%, due 1/1/48	11,495,000	12,826,006
Public Finance Authority Education Revenue, Wilson Preparatory Academy, Revenue Bonds Series A 5.00%, due 6/15/49 (a)	1,100,000	1,145,474
Public Finance Authority Educational Facilities, Wingate University, Revenue Bonds Series A 5.25%, due 10/1/38	3,250,000	3,802,305
Public Finance Authority, Bancroft NeuroHealth Project, Revenue Bonds (a)
Series A 5.00%, due 6/1/36	750,000	806,873
Series A 5.125%, due 6/1/48	1,625,000	1,735,532
Public Finance Authority, Cullowhee LLC, Revenue Bonds 5.25%, due 7/1/47	2,000,000	2,196,420

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Wisconsin (continued)
Public Finance Authority, FFAH North Carolina & Missouri Portfolio, Revenue Bonds
Series A 4.75%, due 12/1/35	$1,150,000	$1,180,779
Series A 5.00%, due 12/1/45	3,200,000	3,294,332
Series A 5.15%, due 12/1/50	2,250,000	2,326,213
Public Finance Authority, Glenridge Palmer Ranch, Revenue Bonds Series A 8.25%, due 6/1/46 (a)	1,000,000	1,099,880
Public Finance Authority, Guilford College, Revenue Bonds 5.50%, due 1/1/47	6,160,000	6,960,677
Public Finance Authority, Irving Convention Center Hotel Project, Revenue Bonds Series A-2 7.00%, due 1/1/50 (a)	13,990,000	17,289,681
Public Finance Authority, National Gypsum Co., Revenue Bonds (b)
4.00%, due 8/1/35	4,000,000	4,158,040
5.25%, due 4/1/30	10,300,000	11,361,930
Public Finance Authority, NC A&T Real Estate Foundation LLC Project, Revenue Bonds
Series A 5.00%, due 6/1/44	1,350,000	1,546,303
Series A 5.00%, due 6/1/49	7,125,000	8,133,472
Public Finance Authority, Nevada State College, Revenue Bonds 5.00%, due 5/1/55 (a)	7,100,000	7,632,855
Public Finance Authority, North Carolina Leadership Academy, Revenue Bonds 4.00%, due 6/15/29 (a)	325,000	339,196
Public Finance Authority, Roseman University Health Sciences, Revenue Bonds
5.50%, due 4/1/32	1,250,000	1,319,363
5.875%, due 4/1/45	6,650,000	7,401,051
Public Finance Authority, Senior-Obligation Group, Revenue Bonds Series B 5.00%, due 7/1/42 (b)	10,000,000	10,657,100
Public Finance Authority, Whitestone-Retirement Facilities 1st Mortgage, Revenue Bonds 5.00%, due 3/1/52 (a)	1,800,000	1,963,566

	Principal Amount	Value
Wisconsin (continued)
Public Finance Authority, Wisconsin Airport Facilities, AFCO Investors II Portfolio, Revenue Bonds 5.75%, due 10/1/31 (a)(b)	$1,670,000	$1,739,355
Public Finance Authority, Wisconsin Educational Facility, Community School of Davidson Project, Revenue Bonds 5.00%, due 10/1/48	2,105,000	2,245,109
Public Finance Authority, Wisconsin Senior Living, Rose Villa Project, Revenue Bonds Series A 5.75%, due 11/15/44 (a)	1,400,000	1,527,932
Village of Warrens WI, Unlimited General Obligation 4.70%, due 12/1/19	120,000	119,633
Wisconsin Health & Educational Facilities Authority, Rogers Memorial Hospital, Inc. Revenue Bonds Series A 5.00%, due 7/1/49	3,000,000	3,432,060
Wisconsin Health & Educational Facilities Authority, Sauk-Prairie Memorial Hospital, Inc., Revenue Bonds 5.375%, due 2/1/48	4,400,000	4,522,628

		125,035,285

Wyoming 0.0%‡
West Park Hospital District, West Park Hospital Project, Revenue Bonds Series B 6.50%, due 6/1/27	500,000	530,210
Wyoming Community Development Authority, Revenue Bonds 6.50%, due 7/1/43	930,000	975,049

		1,505,259

Total Long-Term Municipal Bonds (Cost $5,403,330,168)		5,841,263,740

Short-Term Municipal Notes 15.1%
Alabama 0.6%
Industrial Development Board of the City of Mobile Alabama, Pollution Control Electric Power Co.-Barry Plant, Revenue Bonds 1st Series 1.33%, due 6/1/34 (i)	20,000,000	20,000,000

44	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Municipal Notes (continued)
Alabama (continued)
Tender Option Bond Trust Receipts, Revenue Bonds (a)(i)
Series 2018-XF2668 1.30%, due 5/1/26	$3,650,000	$3,650,000
Series 2018-XF2667 1.30%, due 7/1/26	3,590,000	3,590,000
West Jefferson Industrial Development Board, Solid Waste Disposal, Revenue Bonds 1.45%, due 12/1/38 (b)(i)	11,800,000	11,800,000

		39,040,000

Alaska 0.2%
Alaska State Housing Finance Corp., Revenue Bonds Series A 1.23%, due 6/1/32 (b)(i)	12,000,000	12,000,000

Arkansas 0.0%‡
Little Rock Metrocentre Improvement District No. 1, Little Rock Newspapers, Inc., Revenue Bonds 1.28%, due 12/1/25 (i)	1,400,000	1,400,000

California 0.9%
California Public Finance Authority, Sharp HealthCare, Revenue Bonds Series B 0.93%, due 8/1/52 (i)	17,420,000	17,420,000
Northern California Gas Authority No. 1, Gas Project, Revenue Bonds Series B 2.126%, due 7/1/27 (i)	38,575,000	37,995,603
Tender Option Bond Trust Receipts, Revenue Bonds Series 2019-ZF2842 1.22%, due 11/15/49 (a)(i)	3,750,000	3,750,000
Tobacco Securitization Authority of Southern California, Asset-Backed, Revenue Bonds Series B-2, Class A (zero coupon), due 6/1/54 (i)	19,000,000	2,903,580

		62,069,183

Colorado 0.0%‡
Tender Option Bond Trust Receipts, Revenue Bonds Series 2015-XF1025 1.16%, due 1/1/45 (a)(i)	2,000,000	2,000,000

	Principal Amount	Value
Florida 0.7%
County of St. Lucie FL, Power & Light Co. Project, Revenue Bonds 1.31%, due 9/1/28 (i)	$6,200,000	$6,200,000
Escambia County, Gulf Power Co. Project, Revenue Bonds 2nd Series 1.41%, due 4/1/39 (i)	11,400,000	11,400,000
Lee Memorial Health Systems, Revenue Bonds Series B 1.33%, due 4/1/49 (i)	14,000,000	14,000,000
Orange County Health Facilities Authority, Orlando Health Obligated Group, Revenue Bonds Series E 1.10%, due 10/1/26 (i)	20,045,000	20,045,000

		51,645,000

Georgia 1.6%
Appling County Development Authority, Georgia Power Co., Plant Hatch Project, Revenue Bonds (i)
1.44%, due 9/1/29	10,900,000	10,900,000
1.44%, due 9/1/41	26,400,000	26,400,000
Burke County Development Authority, Georgia Power Co., Vogtle Project, Revenue Bonds (i)
1st Series 1.40%, due 7/1/49	2,400,000	2,400,000
1.42%, due 11/1/52 (b)	18,450,000	18,450,000
1.50%, due 11/1/52	28,155,000	28,155,000
Floyd County Development Authority, Georgia Power Co., Plant Hammond Project, Revenue Bonds 1.44%, due 9/1/26 (i)	6,680,000	6,680,000
Heard County Development Authority, Georgia Power Co. Plant Wansley, Revenue Bonds 1.46%, due 9/1/26 (i)	2,400,000	2,400,000
Monroe County Development Authority, Georgia Power Co., Scherer Project, Revenue Bonds 1.44%, due 11/1/48 (i)	20,815,000	20,815,000

		116,200,000

Illinois 0.7%
Chicago O’Hare International Airport Special Facility, Lufthansa German Project, Revenue Bonds 1.15%, due 5/1/35 (b)(i)	40,000,000	40,000,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Short-Term Municipal Notes (continued)
Illinois (continued)
Tender Option Bond Trust Receipts, Revenue Bonds Series 2015-XF1045 1.30%, due 6/15/52 (a)(i)	$6,550,000	$6,550,000

		46,550,000

Indiana 0.8%
City of Indianapolis IN, Economic Development, Revenue Bonds Series A 1.35%, due 7/1/55 (i)	6,200,000	6,200,000
Indiana Finance Authority, Duke Energy Indiana Project, Revenue Bonds Series A-4 1.27%, due 12/1/39 (i)	27,945,000	27,945,000
Indiana Finance Authority, Educational Facilities-DePauw University Project, Revenue Bonds Series A 1.09%, due 7/1/36 (i)	9,405,000	9,405,000
Indiana Finance Authority, Environmental Revenue, ArcelorMittal Steel Project, Revenue Bonds 1.33%, due 8/1/30 (b)(i)	13,325,000	13,325,000

		56,875,000

Iowa 0.5%
Iowa Finance Authority, Health System Obligation, Revenue Bonds Series B-2 1.22%, due 2/15/39 (i)	20,200,000	20,200,000
Iowa Finance Authority, Unity Point Health Project, Revenue Bonds Series F 1.22%, due 7/1/41 (i)	4,950,000	4,950,000
Iowa Higher Education Loan Authority, Loras College, Revenue Bonds 1.23%, due 11/1/36 (i)	9,600,000	9,600,000

		34,750,000

Kansas 0.1%
University of Kansas Hospital Authority, KU Health System, Revenue Bonds 1.20%, due 9/1/34 (i)	3,815,000	3,815,000

Kentucky 0.3%
Kentucky State Economic Development Finance Authority, Catholic Health, Revenue Bonds Series C 1.26%, due 5/1/34 (i)	20,725,000	20,725,000

	Principal Amount	Value
Kentucky (continued)
Tender Option Bond Trust Receipts, Revenue Bonds Series 2015-XF1024 1.16%, due 1/1/45 (a)(i)	$2,000,000	$2,000,000

		22,725,000

Maryland 0.1%
Maryland Health & Higher Educational Facilities Authority, Greater Baltimore Medical Center, Revenue Bonds 1.32%, due 7/1/25 (i)	200,000	200,000
Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System, Revenue Bonds Series D 1.20%, due 7/1/41 (i)	6,500,000	6,500,000

		6,700,000

Mississippi 0.1%
Mississippi Business Finance Corp., Gulf Power Co. Project, Revenue Bonds 1st Series 1.37%, due 4/1/44 (i)	6,000,000	6,000,000

Missouri 0.7%
Missouri Health & Educational Facilities Authority, Bethesda Health Group, Inc., Revenue Bonds Series B 1.23%, due 8/1/41 (i)	5,835,000	5,835,000
Missouri Health & Educational Facilities Authority, SSM Health Care Corp., Revenue Bonds Series F 1.14%, due 6/1/44 (i)	22,400,000	22,400,000
RIB Floater Trust, Revenue Bonds Series 2019-016 1.23%, due 6/1/45 (a)(i)	22,250,000	22,250,000

		50,485,000

New Jersey 0.9%
New Jersey Turnpike Authority, Revenue Bonds Series D-1 2.122%, due 1/1/24 (i)	66,500,000	66,960,845

New Mexico 0.1%
New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services, Revenue Bonds Series D 1.38%, due 8/1/34 (i)	8,980,000	8,980,000

46	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Municipal Notes (continued)
New York 1.7%
Battery Park City Authority, Revenue Bonds Series D-1 1.09%, due 11/1/38 (i)	$11,350,000	$11,350,000
City of New York NY, Unlimited General Obligation (i)
Subseries J-6 1.32%, due 8/1/24	7,000,000	7,000,000
Subseries A-5 1.32%, due 8/1/44	15,470,000	15,470,000
Metropolitan Transportation Authority, Revenue Bonds Subseries 2012A-2 1.24%, due 11/15/41 (i)	2,000,000	2,000,000
New York City Water & Sewer System, Revenue Bonds Series CC 1.11%, due 6/15/41 (i)	13,000,000	13,000,000
New York City Water & Sewer System, Second General Resolution, Revenue Bonds Series BB-1A 1.31%, due 6/15/49 (i)	10,000,000	10,000,000
New York State Housing Finance Agency, 160 Madison Avenue, Revenue Bonds Series A 1.36%, due 11/1/46 (i)	1,000,000	1,000,000
New York State Housing Finance Agency, 29 Flatbush Ave, Revenue Bonds 1.09%, due 11/1/44 (i)	30,200,000	30,200,000
New York State Housing Finance Agency, 505 West 37th Street, Revenue Bonds (i)
Series B 1.37%, due 5/1/42	6,000,000	6,000,000
Series A 1.37%, due 5/1/42	13,700,000	13,700,000
Triborough Bridge & Tunnel Authority, Revenue Bonds Subseries B-3 1.29%, due 1/1/32 (i)	7,965,000	7,965,000

		117,685,000

North Carolina 0.4%
Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare System, Revenue Bonds Series B 1.38%, due 1/15/38 (i)	27,300,000	27,300,000

	Principal Amount	Value
Ohio 0.4%
County of Montgomery OH, Premier Health Partners Obligated Group, Revenue Bonds Series C 1.30%, due 11/15/45 (i)	$5,000,000	$5,000,000
Ohio Higher Educational Facilities Commission, Cleveland Clinic Health System, Revenue Bonds Series B-2 1.27%, due 1/1/39 (i)	14,015,000	14,015,000
State of Ohio, Capital Facilities Lease-Appropriation, Revenue Bonds Series C 1.25%, due 10/1/36 (i)	11,000,000	11,000,000

		30,015,000

Oklahoma 0.2%
Muskogee Industrial Trust, Oklahoma Gas & Electric Co., Revenue Bonds Series A 1.30%, due 6/1/27 (i)	17,400,000	17,400,000

Puerto Rico 0.1%
Puerto Rico Electric Power Authority, Revenue Bonds Series UU, Insured: AGM 1.926%, due 7/1/29 (i)	4,065,000	4,024,350

Rhode Island 0.0%‡
Rhode Island Health & Educational Building Corp., Bryant University, Revenue Bonds 1.15%, due 6/1/35 (i)	2,000,000	2,000,000

South Carolina 0.3%
South Carolina Jobs-Economic Development Authority, Prisma Health Obligated Group, Revenue Bonds Series C 1.32%, due 5/1/48 (i)	20,000,000	20,000,000

Tennessee 0.2%
Chattanooga Health Educational & Housing Facility Board, Catholic Health Initiatives, Revenue Bonds Series C 1.28%, due 5/1/39 (i)	12,400,000	12,400,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Short-Term Municipal Notes (continued)
Texas 2.5%
Bowie County Industrial Development Corp., Texarkana Newspapers, Inc., Revenue Bonds 1.28%, due 11/1/25 (i)	$3,300,000	$3,300,000
Harris County Cultural Education Facilities Finance Corp., Houston Methodist Hospital, Revenue Bonds (i)
Subseries C-1 1.35%, due 12/1/24	19,600,000	19,600,000
Subseries C-2 1.35%, due 12/1/27	4,550,000	4,550,000
Harris County Health Facilities Development Corp., Methodist Hospital System, Revenue Bonds (i)
Series A-2 1.35%, due 12/1/41	1,985,000	1,985,000
Series A-1 1.35%, due 12/1/41	12,000,000	12,000,000
Nuveen AMT-Free Municipal Credit Income Fund Series B 1.47%, due 3/1/29 (e)(i)	50,000	50,000,000
Nuveen AMT-Free Quality Municipal Income Fund Series D 1.47%, due 3/1/29 (e)(i)	50,000	50,000,000
Permanent University Fund—University of Texas System, Revenue Bonds Series A 1.10%, due 7/1/37 (i)	23,590,000	23,590,000
Tarrant County Cultural Education Facilities Finance Corp., Baylor Health Care Systems Project, Revenue Bonds Series C 1.38%, due 11/15/50 (i)	8,400,000	8,400,000

		173,425,000

Utah 0.2%
City of Murray UT, Murray City Hospital, IHC Health Services, Inc., Revenue Bonds Series D 1.35%, due 5/15/36 (i)	13,400,000	13,400,000

Virginia 0.0%‡
Virginia Small Business Financing Authority, University Real Estate, Revenue Bonds 1.32%, due 7/1/30 (i)	65,000	65,000

	Principal Amount	Value
Wisconsin 0.8%
Public Finance Authority, WakeMed Obligated Group, Revenue Bonds Series C 1.32%, due 10/1/49 (i)	$15,635,000	$15,635,000
State of Wisconsin, Unlimited General Obligation Series A 1.25%, due 5/1/29 (i)	1,900,000	1,900,000
University Hospitals & Clinics Authority, Revenue Bonds (i)
Series C 1.27%, due 4/1/48	12,375,000	12,375,000
Series B 1.32%, due 4/1/48	29,615,000	29,615,000

		59,525,000

Total Short-Term Municipal Notes (Cost $1,064,576,890)		1,065,434,378

Total Municipal Bonds (Cost $6,467,907,058)		6,906,698,118

	Shares
Closed-End Funds 0.1%
Massachusetts 0.1%
DWS Municipal Income Trust	124,496	1,429,214
Eaton Vance Municipal Bond Fund	158,461	2,029,885
MFS Municipal Income Trust	98,613	690,814
Pioneer Municipal High Income Trust	84,969	1,030,674

		5,180,587

Multi-State 0.0%‡
BlackRock Investment Quality Municipal Trust, Inc.	40,431	615,764
BlackRock Municipal Income Investment Quality Trust	18,120	258,935
BlackRock MuniEnhanced Fund, Inc.	70,702	789,034
BlackRock MuniHoldings Investment Quality Fund	70,458	942,024
BlackRock MuniYield Investment Quality Fund	23,851	318,649
BlackRock New York Municipal Fund	16,573	230,862

		3,155,268

Total Closed-End Funds (Cost $7,908,105)		8,335,855

48	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Exchange-Traded Fund 0.0%‡
New York 0.0%‡
VanEck Vectors High-Yield Municipal Index ETF	23,393	$1,504,404

Total Exchange-Traded Fund (Cost $1,511,209)		1,504,404

Total Investments (Cost $6,477,326,372)	97.9%	6,916,538,377
Other Assets, Less Liabilities	2.1	148,730,505
Net Assets	100.0%	$7,065,268,882

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Interest on these securities was subject to alternative minimum tax.
(c)	Floating rate—Rate shown was the rate in effect as of October 31, 2019.

(d)	Step coupon—Rate shown was the rate in effect as of October 31, 2019.

(e)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2019, the total market value of fair valued securities was $105,000,000, which represented 1.5% of the Fund’s net assets.

(f)	Issue in non-accrual status.

(g)	Issue in default.

(h)	Illiquid investment—As of October 31, 2019, the total market value of these illiquid investments was $6,497,300, which represented 0.1% of the Fund’s net assets. (Unaudited)

(i)

Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

Futures Contracts

As of October 31, 2019, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
10-Year United States Treasury Note	(1,216)	December 2019	$(160,138,703)	$(158,441,000)	$1,697,703
United States Treasury Long Bond	(250)	December 2019	(41,225,107)	(40,343,751)	881,356

Net Unrealized Appreciation					$2,579,059

1.	As of October 31, 2019, cash in the amount of $2,330,800 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2019.

The following abbreviations are used in the preceding pages:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

CHF—Collegiate Housing Foundation

ETF—Exchange-Traded Fund

NATL-RE—National Public Finance Guarantee Corp.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

Portfolio of Investments October 31, 2019 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$—	$5,841,263,740	$—	$5,841,263,740
Short-Term Municipal Notes	—	1,065,434,378	—	1,065,434,378

Total Municipal Bonds	—	6,906,698,118	—	6,906,698,118

Closed-End Funds	8,335,855	—	—	8,335,855
Exchange-Traded Fund	1,504,404	—	—	1,504,404

Total Investments in Securities	9,840,259	6,906,698,118	—	6,916,538,377

Other Financial Instruments
Futures Contracts (b)	2,579,059	—	—	2,579,059

Total Investments in Securities and Other Financial Instruments	$12,419,318	$6,906,698,118	$—	$6,919,117,436

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

50	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in securities, at value (identified cost $6,477,326,372)	$6,916,538,377
Cash	85,017,097
Cash collateral on deposit at broker for futures contracts	2,330,800
Receivables:
Dividends and interest	78,800,822
Fund shares sold	40,110,872
Investment securities sold	12,037,394
Other assets	138,682

Total assets	7,134,974,044

Liabilities
Payables:
Investment securities purchased	46,590,159
Fund shares redeemed	11,205,096
Manager (See Note 3)	3,166,486
Variation margin on futures contracts	1,433,311
NYLIFE Distributors (See Note 3)	835,405
Transfer agent (See Note 3)	602,359
Professional fees	107,939
Shareholder communication	102,783
Custodian	25,312
Trustees	12,593
Accrued expenses	50,237
Dividend payable	5,573,482

Total liabilities	69,705,162

Net assets	$7,065,268,882

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$544,362
Additional paid-in capital	6,625,723,592

6,626,267,954
Total distributable earnings (loss)	439,000,928

Net assets	$7,065,268,882

Class A
Net assets applicable to outstanding shares	$2,210,862,429

Shares of beneficial interest outstanding	170,344,976

Net asset value per share outstanding	$12.98
Maximum sales charge (4.50% of offering price)	0.61

Maximum offering price per share outstanding	$13.59

Investor Class
Net assets applicable to outstanding shares	$5,449,155

Shares of beneficial interest outstanding	420,398

Net asset value per share outstanding	$12.96
Maximum sales charge (4.50% of offering price)	0.61

Maximum offering price per share outstanding	$13.57

Class C
Net assets applicable to outstanding shares	$433,318,131

Shares of beneficial interest outstanding	33,467,977

Net asset value and offering price per share outstanding	$12.95

Class I
Net assets applicable to outstanding shares	$4,415,639,167

Shares of beneficial interest outstanding	340,128,687

Net asset value and offering price per share outstanding	$12.98

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	51

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Interest	$273,974,750
Dividends	1,427,268

Total income	275,402,018

Expenses
Manager (See Note 3)	32,361,422
Distribution/Service—Class A (See Note 3)	4,911,017
Distribution/Service—Investor Class (See Note 3)	11,738
Distribution/Service—Class C (See Note 3)	4,213,593
Transfer agent (See Note 3)	3,517,828
Professional fees	411,395
Registration	411,329
Shareholder communication	268,591
Trustees	153,019
Custodian	73,297
Miscellaneous	228,274

Total expenses	46,561,503

Net investment income (loss)	228,840,515

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	19,621,592
Futures transactions	(18,275,025)

Net realized gain (loss) on investments and futures transactions	1,346,567

Net change in unrealized appreciation (depreciation) on:
Investments	305,553,423
Futures contracts	(1,232,957)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	304,320,466

Net realized and unrealized gain (loss) on investments and futures transactions	305,667,033

Net increase (decrease) in net assets resulting from operations	$534,507,548

52	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$228,840,515	$155,274,485
Net realized gain (loss) on investments and futures transactions	1,346,567	957,890
Net change in unrealized appreciation (depreciation) on investments and futures contracts	304,320,466	(15,251,468)

Net increase (decrease) in net assets resulting from operations	534,507,548	140,980,907

Distributions to shareholders:
Class A	(73,277,109)	(40,797,517)
Investor Class	(175,578)	(143,953)
Class C	(12,555,282)	(12,313,206)
Class I	(145,298,311)	(102,020,079)

Total distributions to shareholders	(231,306,280)	(155,274,755)

Capital share transactions:
Net proceeds from sale of shares	3,025,448,392	2,563,942,104
Net asset value of shares issued to shareholders in reinvestment of distributions	176,215,173	115,771,128
Cost of shares redeemed	(1,480,797,277)	(999,729,084)

Increase (decrease) in net assets derived from capital share transactions	1,720,866,288	1,679,984,148

Net increase (decrease) in net assets	2,024,067,556	1,665,690,300

Net Assets
Beginning of year	5,041,201,326	3,375,511,026

End of year	$7,065,268,882	$5,041,201,326

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	53

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019		2018	2017	2016	2015

Net asset value at beginning of year	$12.33		$12.32	$12.52	$12.04	$11.93

Net investment income (loss)	0.47		0.48	0.49	0.49	0.51

Net realized and unrealized gain (loss) on investments	0.66		0.01	(0.19)	0.51	0.11

Total from investment operations	1.13		0.49	0.30	1.00	0.62

Less dividends and distributions:

From net investment income	(0.47)		(0.48)	(0.49)	(0.49)	(0.51)

From net realized gain on investments	(0.01)		—	(0.01)	(0.03)	—

Total dividends and distributions	(0.48)		(0.48)	(0.50)	(0.52)	(0.51)

Net asset value at end of year	$12.98		$12.33	$12.32	$12.52	$12.04

Total investment return (a)	9.28%		4.03%	2.48%	8.43%	5.27%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.69%		3.84%	3.99%	3.91%	4.21%

Net expenses (b)	0.87%		0.87%	0.87%	0.87%	0.87%

Expenses (before waiver/reimbursement) (b)	0.87%		0.87%	0.87%	0.87%	0.88%

Portfolio turnover rate	27	%(c)	32%	34%	41%	31%

Net assets at end of year (in 000’s)	$2,210,862		$1,616,061	$882,736	$874,512	$600,590

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

	Year ended October 31,

Investor Class	2019		2018	2017	2016	2015

Net asset value at beginning of year	$12.32		$12.30	$12.50	$12.02	$11.91

Net investment income (loss)	0.47		0.48	0.49	0.49	0.50

Net realized and unrealized gain (loss) on investments	0.65		0.02	(0.19)	0.51	0.11

Total from investment operations	1.12		0.50	0.30	1.00	0.61

Less dividends and distributions:

From net investment income	(0.47)		(0.48)	(0.49)	(0.49)	(0.50)

From net realized gain on investments	(0.01)		—	(0.01)	(0.03)	—

Total dividends and distributions	(0.48)		(0.48)	(0.50)	(0.52)	(0.50)

Net asset value at end of year	$12.96		$12.32	$12.30	$12.50	$12.02

Total investment return (a)	9.19%		4.10%	2.45%	8.42%	5.24%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.69%		3.85%	3.98%	3.90%	4.20%

Net expenses (b)	0.88%		0.89%	0.90%	0.90%	0.89%

Expenses (before waiver/reimbursement) (b)	0.88%		0.89%	0.90%	0.90%	0.90%

Portfolio turnover rate	27	%(c)	32%	34%	41%	31%

Net assets at end of year (in 000’s)	$5,449		$4,383	$3,483	$4,249	$3,216

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

54	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class C	2019		2018	2017	2016	2015

Net asset value at beginning of year	$12.30		$12.29	$12.49	$12.01	$11.90

Net investment income (loss)	0.37		0.39	0.39	0.39	0.41

Net realized and unrealized gain (loss) on investments	0.66		0.01	(0.19)	0.51	0.11

Total from investment operations	1.03		0.40	0.20	0.90	0.52

Less dividends and distributions:

From net investment income	(0.37)		(0.39)	(0.39)	(0.39)	(0.41)

From net realized gain on investments	(0.01)		—	(0.01)	(0.03)	—

Total dividends and distributions	(0.38)		(0.39)	(0.40)	(0.42)	(0.41)

Net asset value at end of year	$12.95		$12.30	$12.29	$12.49	$12.01

Total investment return (a)	8.47%		3.24%	1.69%	7.61%	4.46%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.94%		3.11%	3.22%	3.14%	3.44%

Net expenses (b)	1.63%		1.63%	1.65%	1.65%	1.64%

Expenses (before waiver/reimbursement) (b)	1.63%		1.63%	1.65%	1.65%	1.65%

Portfolio turnover rate	27	%(c)	32%	34%	41%	31%

Net assets at end of year (in 000’s)	$433,318		$396,092	$395,042	$401,279	$296,930

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

	Year ended October 31,

Class I	2019		2018	2017	2016	2015

Net asset value at beginning of year	$12.34		$12.32	$12.52	$12.04	$11.93

Net investment income (loss)	0.50		0.51	0.52	0.52	0.54

Net realized and unrealized gain (loss) on investments	0.65		0.02	(0.19)	0.51	0.11

Total from investment operations	1.15		0.53	0.33	1.03	0.65

Less dividends and distributions:

From net investment income	(0.50)		(0.51)	(0.52)	(0.52)	(0.54)

From net realized gain on investments	(0.01)		—	(0.01)	(0.03)	—

Total dividends and distributions	(0.51)		(0.51)	(0.53)	(0.55)	(0.54)

Net asset value at end of year	$12.98		$12.34	$12.32	$12.52	$12.04

Total investment return (a)	9.46%		4.38%	2.74%	8.70%	5.53%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.93%		4.09%	4.21%	4.16%	4.47%

Net expenses (b)	0.62%		0.62%	0.62%	0.62%	0.62%

Expenses (before waiver/reimbursement) (b)	0.62%		0.62%	0.62%	0.62%	0.63%

Portfolio turnover rate	27	%(c)	32%	34%	41%	31%

Net assets at end of year (in 000’s)	$4,415,639		$3,024,665	$2,094,251	$1,420,936	$919,245

(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	55

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay High Yield Municipal Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares commenced operations on March 31, 2010. Class R6 shares were registered for sale effective as of February 28, 2017. As of October 31, 2019, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes. The Fund’s secondary investment objective is total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the

56	MainStay MacKay High Yield Municipal Bond Fund

assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy.

As of October 31, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

In calculating NAV, each closed end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed end funds are taken from the exchange where the security is primarily traded. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which

57

Notes to Financial Statements (continued)

mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2019, and can change at any time. Illiquid investments as of October 31, 2019, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is

“more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2019, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

58	MainStay MacKay High Yield Municipal Bond Fund

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve positioning of its portfolio. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2019, open futures contracts are shown in the Portfolio of Investments.

(H)  Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2019, 37.2% of the Puerto Rico municipal securities held by the Fund were insured.

On February 12, 2019, the Puerto Rico Sales Tax Financing Corporation (“COFINA”) restructured $17.5 billion of its debt into $12 billion of new securities. On May 3, 2019, the Financial Oversight and Management Board for Puerto Rico (the “Oversight Board”), the Commonwealth of Puerto Rico and a majority of creditors committed to a restructuring support agreement (“RSA”) to restructure the outstanding debt of the Puerto Rico Electric Power Authority. The RSA still requires approval from Judge Laura Taylor Swain and the Puerto Rican legislature and there is no assurance that either will approve of the agreement. On September 27, 2019, the Oversight Board released its draft of Puerto Rico’s Bankruptcy Plan of Adjustment. There is no assurance that the plan will be approved by creditors or Judge Swain.

On August 7, 2019, the U.S. Court of Appeals for the First Circuit entered an order denying the Oversight Board’s motion to dismiss as equitably moot the appeal of Judge Swain’s rulings related to confirmation of the COFINA third amended plan of adjustment. The appeal of the COFINA debt restructuring stems from a group of legacy COFINA subordinate bondholders. There is no assurance the First Circuit will uphold the COFINA plan of adjustment approved by Judge Swain. As of October 31, 2019, the Fund held 0.1% of its net assets in COFINA bonds that have not yet been restructured.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that

59

Notes to Financial Statements (continued)

have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$2,579,059	$2,579,059

Total Fair Value		$2,579,059	$2,579,059

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(18,275,025)	$(18,275,025)

Total Realized Gain (Loss)		$(18,275,025)	$(18,275,025)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(1,232,957)	$(1,232,957)

Total Change in Unrealized Appreciation (Depreciation)		$(1,232,957)	$(1,232,957)

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Short	$(190,924,734)	$(190,924,734)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion; 0.54% from $1 billion to $3 billion; 0.53% from $3 billion to $5 billion; and 0.52% in excess of $5 billion. During the year ended October 31, 2019, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.53%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.875% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C and Class I. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $32,361,422 and paid the Subadvisor in the amount of $16,179,459.

60	MainStay MacKay High Yield Municipal Bond Fund

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $173,990 and $8,258, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares of $219,113, $64 and $38,095, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$1,129,752
Investor Class	3,145
Class C	282,546
Class I	2,102,385

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$6,477,942,357	$482,483,855	$(43,887,835)	$438,596,020

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$—	$12,874,470	$110,318	$(12,579,880)	$438,596,020	$439,000,928

The difference between book basis and tax basis unrealized gain/loss is primarily due to futures.

The other temporary differences are primarily due to dividends payable and defaulted bond income accruals.

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018
Distributions paid from:
Ordinary Income	$7,734,127	$5,870,588
Exempt Interest Dividends	221,140,753	149,404,167
Long-Term Capital Gain	2,431,400	—
Total	$231,306,280	$155,274,755

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

61

Notes to Financial Statements (continued)

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of securities, other than short-term securities, were $3,179,333 and $1,605,672, respectively.

The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Fund engaged in Rule 17a-7 transactions during the year ended October 31, 2019, were as follows:

Purchases (000’s)	Sales (000’s)	Realized Gain / (Loss) (000’s)

$24,868	$1,177	$177

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	70,721,520	$890,988,616
Shares issued to shareholders in reinvestment of dividends and distributions	5,217,076	66,359,853
Shares redeemed	(36,571,545)	(460,936,498)

Net increase (decrease) in shares outstanding before conversion	39,367,051	496,411,971
Shares converted into Class A (See Note 1)	173,505	2,190,487
Shares converted from Class A (See Note 1)	(225,099)	(2,904,268)

Net increase (decrease)	39,315,457	$495,698,190

Year ended October 31, 2018:
Shares sold	79,119,523	$983,198,322
Shares issued to shareholders in reinvestment of dividends and distributions	2,834,414	35,241,372
Shares redeemed	(22,644,792)	(281,291,390)

Net increase (decrease) in shares outstanding before conversion	59,309,145	737,148,304
Shares converted into Class A (See Note 1)	98,865	1,230,557
Shares converted from Class A (See Note 1)	(22,611)	(280,137)

Net increase (decrease)	59,385,399	$738,098,724

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	256,545	$3,255,635
Shares issued to shareholders in reinvestment of dividends and distributions	13,360	169,630
Shares redeemed	(205,350)	(2,595,619)

Net increase (decrease)	64,555	$829,646

Year ended October 31, 2018:
Shares sold	193,156	$2,399,672
Shares issued to shareholders in reinvestment of dividends and distributions	11,240	139,524
Shares redeemed	(57,069)	(708,577)

Net increase (decrease) in shares outstanding before conversion	147,327	1,830,619
Shares converted into Investor Class (See Note 1)	6,983	86,771
Shares converted from Investor Class (See Note 1)	(81,523)	(1,011,991)

Net increase (decrease)	72,787	$905,399

62	MainStay MacKay High Yield Municipal Bond Fund

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	7,192,685	$90,993,696
Shares issued to shareholders in reinvestment of dividends and distributions	735,595	9,321,956
Shares redeemed	(6,617,324)	(84,270,817)

Net increase (decrease) in shares outstanding before conversion	1,310,956	16,044,835
Shares converted from Class C (See Note 1)	(36,404)	(453,694)

Net increase (decrease)	1,274,552	$15,591,141

Year ended October 31, 2018:
Shares sold	5,325,158	$66,108,539
Shares issued to shareholders in reinvestment of dividends and distributions	746,431	9,249,781
Shares redeemed	(6,000,632)	(74,316,031)

Net increase (decrease) in shares outstanding before conversion	70,957	1,042,289
Shares converted from Class C (See Note 1)	(17,513)	(218,566)

Net increase (decrease)	53,444	$823,723

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	160,892,279	$2,040,210,445
Shares issued to shareholders in reinvestment of dividends and distributions	7,880,392	100,363,734
Shares redeemed	(73,902,739)	(932,994,343)

Net increase (decrease) in shares outstanding before conversion	94,869,932	1,207,579,836
Shares converted into Class I (See Note 1)	242,008	3,114,300
Shares converted from Class I (See Note 1)	(154,287)	(1,946,825)

Net increase (decrease)	94,957,653	$1,208,747,311

Year ended October 31, 2018:
Shares sold	121,382,729	$1,512,235,571
Shares issued to shareholders in reinvestment of dividends and distributions	5,719,080	71,140,451
Shares redeemed	(51,871,820)	(643,413,086)

Net increase (decrease) in shares outstanding before conversion	75,229,989	939,962,936
Shares converted into Class I (See Note 1)	15,615	193,366

Net increase (decrease)	75,245,604	$940,156,302

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. At this time, management is evaluating the implications of the ASU and any impact on the financial statements has not yet been determined.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

Effective November 1, 2019, Class R6 shares of the Fund have now been made available for purchase.

63

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay High Yield Municipal Bond Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

64	MainStay MacKay High Yield Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 95.6% of the ordinary income dividends paid during its fiscal year ended October 31, 2019 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

65

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

66	MainStay MacKay High Yield Municipal Bond Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

67

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

68	MainStay MacKay High Yield Municipal Bond Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

69

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1716278 MS159-19	MSMHY11-12/19 (NYLIM) NL243

MainStay Epoch International Choice Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9/1/2006	2.34 8.30%	1.39 2.55%	3.78 4.37%	1.18 1.18%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/29/2008	2.08 8.02	1.21 2.36	3.61 4.19	1.38 1.38
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/2006	6.25 7.25	1.54 1.54	3.39 3.39	2.13 2.13
Class I Shares	No Sales Charge		12/31/1997	8.57	2.82	4.68	0.93
Class R1 Shares	No Sales Charge		9/1/2006	8.45	2.71	4.56	1.03
Class R2 Shares	No Sales Charge		9/1/2006	8.17	2.45	4.26	1.28
Class R3 Shares	No Sales Charge		9/1/2006	7.90	2.19	4.00	1.53

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

MSCI EAFE® Index[3]	11.04%	4.31%	5.41%
Morningstar Foreign Large Blend Category Average[4]	10.26	3.74	5.13

3.

The MSCI EAFE® Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI EAFE® Index consists of international stocks representing the developed world outside North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar Foreign Large Blend Category Average is representative of funds that invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch International Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Choice Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,018.90	$6.00	$1,019.26	$6.01	1.18%

Investor Class Shares	$1,000.00	$1,017.80	$7.12	$1,018.15	$7.12	1.40%

Class C Shares	$1,000.00	$1,014.00	$10.91	$1,014.37	$10.92	2.15%

Class I Shares	$1,000.00	$1,020.40	$4.74	$1,020.52	$4.74	0.93%

Class R1 Shares	$1,000.00	$1,019.50	$5.24	$1,020.01	$5.24	1.03%

Class R2 Shares	$1,000.00	$1,018.30	$6.51	$1,018.75	$6.51	1.28%

Class R3 Shares	$1,000.00	$1,017.30	$7.78	$1,017.49	$7.78	1.53%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2019 (Unaudited)

Japan	19.6%

France	16.8

Netherlands	13.8

United Kingdom	11.7

Switzerland	9.0

United States	4.6

Republic of Korea	4.5

Germany	4.4

Spain	3.5%

Macau	3.3

Denmark	2.7

Norway	2.4

Finland	2.1

China	1.0

Other Assets, Less Liabilities	0.6

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of October 31, 2019 (excluding short-term investment) (Unaudited)

1.	Takeda Pharmaceutical Co., Ltd.

2.	Samsung Electronics Co., Ltd., GDR

3.	SAP S.E.

4.	Sony Corp.

5.	Lloyds Banking Group PLC
6.	Safran S.A.

7.	ASML Holding N.V.

8.	Nestle S.A., Registered

9.	AXA S.A.

10.	Industria de Diseno Textil S.A.

8	MainStay Epoch International Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Michael A. Welhoelter, CFA, William J. Booth, CFA, and Glen Petraglia of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch International Choice Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay Epoch International Choice Fund returned 8.57%, underperforming the 11.04% return of the Fund’s primary benchmark, the MSCI EAFE® Index. Over the same period, Class I shares also underperformed the 10.26% return of the Morningstar Foreign Large Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the Fund’s performance relative to the MSCI EAFE® Index suffered primarily as a result of disappointing individual stock selections, particularly in the health care, industrials and consumer discretionary sectors. The Fund’s sector allocations had a net neutral impact on relative performance.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

With regard to sector allocations, underweight exposure to the financials sector and overweight exposure to the information technology sector provided the strongest positive contributions to the Fund’s relative performance. (Contributions take weightings and total returns into account.) Conversely, underweight exposure to the industrials and utilities sectors detracted most from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The Fund’s top contributors to absolute performance included ASML, SAP and Nestle. Other notably strong contributors included Korean electronics maker Samsung and French wine and spirit producer Pernod Ricard.

Shares in Netherlands-based semiconductor equipment maker ASML rose after the company reported strong bookings on the back of robust demand from logic semiconductor customers TSMC, Samsung, and Intel. ASML dominates the manufacture of photolithography equipment, a critical step in semiconductor production that is more exposed to the global market for logic processors than the contracting demand for memory chips. We believe the company’s stock further benefited from the high quality of its management and strong capital allocation policies.

Shares in SAP were bolstered by a growing business demand for its cloud-based services, and the potential to realize margin improvements that further increase the company’s earnings and free cash flow as it continues to scale its cloud business.

Rising share prices for Switzerland-based food and beverage company Nestle reflected the company’s progress in improving revenue and operating margin performance under a relatively new senior management team. The Fund continues to hold the stock because we believe the company is on a multi-year journey to improved revenue, profit, free cash flow and return on invested capital.

The Fund’s weakest contributors to absolute performance included Ubisoft Entertainment, ISS and Julius Baer. Other notable detractors included Takeda Pharmaceutical, Philips and Fresenius in the health care sector, and Subaru among consumer discretionary holdings.

Ubisoft Entertainment is a French developer of video games with nearly half of its bookings from North America and over a third from Europe. Its stock declined after the company reported lower than expected financial results and guidance stemming from delays in launches of new games. The Fund continues to own shares in Ubisoft, believing these to be timing issues. In our opinion, the company has a significant runway for margin improvement and free cash flow growth due to bookings growth from current and new intellectual property, higher margin bookings from the continued shift to digital delivery, and a greater mix of bookings from in-game purchases.

Despite reporting strong first-half organic growth and an in-line operating margin, shares in Denmark-based global facilities services company ISS came under pressure largely due to weak free cash flow generation. While some investors appear to be skeptical of the current year’s back-end loaded free cash flow generation, we believe this is consistent with the company’s historical patterns. As a result, the Fund continued to own shares.

Shares in Swiss private banking group Julius Baer came under pressure as macro concerns and market performance reduced expectations for net new money growth and advisor hiring, which drive the company’s ability to meet its return objectives. As a result, we closed the Fund’s position during the fourth quarter of 2018.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund’s largest purchase during the reporting period was shares of Takeda Pharmaceutical, a Japanese health care company that researches, develops, manufactures and sells

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

prescription drugs. The company recently acquired Shire, a U.K.-based pharmaceutical company that specializes in treatments for rare diseases. We view the acquisition of Shire as transformational for Takeda, creating a truly global branded pharmaceutical company with a diversified product portfolio.

During the first quarter of 2019, we purchased shares in French insurer AXA, along with Swiss reinsurer Swiss Re and Finnish bank Nordea, to reduce the Fund’s underweight to the financials sector and diversify its exposures within the sector. AXA recently completed a multi-year restructuring process in which it shed more than €9 billion worth of businesses, reinvesting more than €6 billion in its higher growth Asian and US operations. We believe the company has substantially reduced the risk and earnings volatility inherent in its U.S. variable annuity business with capital infusions, a more conservative product suite and a more rational hedging strategy.

In other significant purchases, the Fund initiated positions in Suzuki Motor and Sands China, both of which are positioned to benefit from increasing wealth and rising consumption in emerging markets. Suzuki holds the leading position in the Indian auto market, while Sands China is one of the largest resort and casino operators in Macau.

In its largest sale, the Fund exited its position in LafargeHolcim, a Switzerland-based global producer and marketer of cement-related building materials, and a provider of consulting and engineering services in all areas of the cement manufacturing process. We sold the stock over concerns regarding the stability of fundamentals within the company’s core cement industry, believing that the recent industrial economic slowdown in China increases the risk that exports from China, the largest global producer, may result in deteriorating pricing fundamentals in key markets, such as Switzerland.

Another significant sale involved the Fund’s position in Japanese automobile maker Subaru. We exited the position amid concerns that production volumes will not increase as quickly as the market anticipates. We further expect that Subaru’s profitability may be pressured by increasing costs associated with global environmental regulations.

Additionally, the Fund exited its position in German multinational pharmaceutical and life sciences company Bayer. While business fundamentals appeared positive, they were overshadowed by an increasing number of legal suits concerning alleged negative health effects of the company’s weed killing product glyphosate.

How did the Fund’s sector and/or country weightings change during the reporting period?

The largest sector increase was in the financials sector, where the Fund’s underweight allocation was significantly reduced via new positions in AXA, Nordea, Storebrand and Swiss Re. The Fund’s information technology and materials weights were also substantially increased. The largest decrease in sector weighting was in industrials, where the Fund exited positions in German manufacturer, Siemens, Swiss machinery maker ABB and Japanese automation company SMC. We also modestly reduced the Fund’s health care and energy sector weights.

On a country basis, we substantially reduced the Fund’s exposure to Germany and Switzerland while increasing exposure to France and the Netherlands. The Fund’s exposure to the United States increased from zero to 650 basis points due in part to packaging products maker Amcor shifting its primary stock exchange listing from Australia to the United States, and in part to the Fund’s purchase of shares in multinational chemicals company Linde, which is dual listed on the U.S. and German stock exchanges, but is arguably a German company.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2019, the Fund held its most overweight positions relative to the MSCI EAFE® Index in the materials, consumer discretionary and information technology sectors. As of the same date, the Fund’s most significantly underweight sector position was in industrials. The Fund’s largest country overweight as of the end of the reporting period was to the Netherlands, while its most significant country underweights were to Australia and the U.K.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch International Choice Fund

Portfolio of Investments October 31, 2019

	Shares	Value
Common Stocks 97.9%†
China 1.0%
58.com, Inc., ADR (Interactive Media & Services) (a)	78,138	$4,126,468

Denmark 2.7%
ISS A/S (Commercial Services & Supplies)	415,853	10,882,402

Finland 2.1%
Nordea Bank Abp (Banks)	1,148,531	8,401,332

France 16.8%
AXA S.A. (Insurance)	575,589	15,204,686
Kering S.A. (Textiles, Apparel & Luxury Goods)	15,830	9,007,680
Pernod Ricard S.A. (Beverages)	58,430	10,785,132
Safran S.A. (Aerospace & Defense)	103,233	16,332,003
TOTAL S.A. (Oil, Gas & Consumable Fuels)	121,925	6,409,555
Ubisoft Entertainment S.A. (Entertainment) (a)	178,819	10,558,183

		68,297,239

Germany 4.4%
SAP S.E. (Software)	136,468	18,081,683

Japan 19.6%
Asahi Group Holdings, Ltd. (Beverages)	208,500	10,483,887
Bridgestone Corp. (Auto Components)	289,800	12,137,840
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	160,590	7,994,554
Sony Corp. (Household Durables)	284,200	17,435,179
Suzuki Motor Corp. (Automobiles)	287,500	13,676,151
Takeda Pharmaceutical Co., Ltd. (Pharmaceuticals)	502,400	18,274,166

		80,001,777

Macau 3.3%
Sands China, Ltd. (Hotels, Restaurants & Leisure)	2,695,100	13,327,692

Netherlands 13.8%
Akzo Nobel N.V. (Chemicals)	89,527	8,242,571
ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	62,170	16,294,473
Heineken N.V. (Beverages)	94,161	9,604,922
Koninklijke DSM N.V. (Chemicals)	71,752	8,502,654
Koninklijke Philips N.V. (Health Care Equipment & Supplies)	163,050	7,141,234
Royal Dutch Shell PLC, Class A (Oil, Gas & Consumable Fuels)	221,668	6,411,785

		56,197,639

Norway 2.4%
Storebrand ASA (Insurance)	1,376,585	9,729,944

	Shares	Value
Republic of Korea 4.5%
Samsung Electronics Co., Ltd., GDR (Technology Hardware, Storage & Peripherals)	17,051	$18,210,468

Spain 3.5%
Industria de Diseno Textil S.A. (Specialty Retail) (b)	465,052	14,496,892

Switzerland 9.0%
Nestle S.A., Registered (Food Products)	146,691	15,660,919
Novartis A.G., Registered (Pharmaceuticals)	137,115	11,965,768
Swiss Re A.G. (Insurance)	88,529	9,270,193

		36,896,880

United Kingdom 11.7%
Croda International PLC (Chemicals)	153,609	9,582,754
Linde PLC (Chemicals)	68,493	13,585,586
Lloyds Banking Group PLC (Banks)	22,835,923	16,801,734
Victrex PLC (Chemicals)	265,670	7,557,220

		47,527,294

United States 3.1%
Amcor PLC (Containers & Packaging)	1,314,222	12,620,007

Total Common Stocks (Cost $337,431,602)		398,797,717

Short-Term Investment 1.5%
Affiliated Investment Company 1.5%
United States 1.5%
MainStay U.S. Government Liquidity Fund, 1.76% (c)	6,081,338	6,081,338

Total Short-Term Investment (Cost $6,081,338)		6,081,338

Total Investments (Cost $343,512,940)	99.4%	404,879,055
Other Assets, Less Liabilities	0.6	2,552,705
Net Assets	100.0%	$407,431,760

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of October 31, 2019, the aggregate market value of securities on loan was $13,271,121. The Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $14,016,366 (See Note 2(J)).

(c)	Current yield as of October 31, 2019.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$398,797,717	$—	$—	$398,797,717
Short-Term Investment
Affiliated Investment Company	6,081,338	—	—	6,081,338

Total Investments in Securities	$404,879,055	$—	$—	$404,879,055

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The table below sets forth the diversification of the Fund’s investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$16,332,003	4.0%
Auto Components	12,137,840	3.0
Automobiles	13,676,151	3.4
Banks	25,203,066	6.2
Beverages	30,873,941	7.6
Chemicals	47,470,785	11.6
Commercial Services & Supplies	10,882,402	2.7
Containers & Packaging	12,620,007	3.1
Diversified Telecommunication Services	7,994,554	2.0
Entertainment	10,558,183	2.6
Food Products	15,660,919	3.8
Health Care Equipment & Supplies	7,141,234	1.7
Hotels, Restaurants & Leisure	13,327,692	3.3
Household Durables	17,435,179	4.3
Insurance	34,204,823	8.4
Interactive Media & Services	4,126,468	1.0
Oil, Gas & Consumable Fuels	12,821,340	3.1
Pharmaceuticals	30,239,934	7.4
Semiconductors & Semiconductor Equipment	16,294,473	4.0
Software	18,081,683	4.4
Specialty Retail	14,496,892	3.6
Technology Hardware, Storage & Peripherals	18,210,468	4.5
Textiles, Apparel & Luxury Goods	9,007,680	2.2

	398,797,717	97.9
Short-Term Investment	6,081,338	1.5
Other Assets, Less Liabilities	2,552,705	0.6

Net Assets	$407,431,760	100.0%

†	Percentages indicated are based on Fund net assets.

12	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $337,431,602) including securities on loan of $13,271,121	$398,797,717
Investment in affiliated investment company, at value (identified cost $6,081,338)	6,081,338
Cash denominated in foreign currencies (identified cost $126)	128
Receivables:
Dividends	3,083,337
Fund shares sold	13,835
Securities lending	1,540
Other assets	31,224

Total assets	408,009,119

Liabilities
Payables:
Manager (See Note 3)	276,383
Fund shares redeemed	148,724
Transfer agent (See Note 3)	48,948
Custodian	40,356
Shareholder communication	17,440
Professional fees	17,008
NYLIFE Distributors (See Note 3)	15,970
Trustees	767
Accrued expenses	7,116
Interest expense and fees payable	4,647

Total liabilities	577,359

Net assets	$407,431,760

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$11,458
Additional paid-in capital	480,574,331

480,585,789
Total distributable earnings (loss)	(73,154,029)

Net assets	$407,431,760

Class A
Net assets applicable to outstanding shares	$23,114,153

Shares of beneficial interest outstanding	649,887

Net asset value per share outstanding	$35.57
Maximum sales charge (5.50% of offering price)	2.07

Maximum offering price per share outstanding	$37.64

Investor Class
Net assets applicable to outstanding shares	$6,305,551

Shares of beneficial interest outstanding	177,651

Net asset value per share outstanding	$35.49
Maximum sales charge (5.50% of offering price)	2.07

Maximum offering price per share outstanding	$37.56

Class C
Net assets applicable to outstanding shares	$6,416,164

Shares of beneficial interest outstanding	184,740

Net asset value and offering price per share outstanding	$34.73

Class I
Net assets applicable to outstanding shares	$355,348,196

Shares of beneficial interest outstanding	9,987,768

Net asset value and offering price per share outstanding	$35.58

Class R1
Net assets applicable to outstanding shares	$229,641

Shares of beneficial interest outstanding	6,472

Net asset value and offering price per share outstanding	$35.48

Class R2
Net assets applicable to outstanding shares	$10,883,979

Shares of beneficial interest outstanding	306,289

Net asset value and offering price per share outstanding (a)	$35.54

Class R3
Net assets applicable to outstanding shares	$5,134,076

Shares of beneficial interest outstanding	145,415

Net asset value and offering price per share outstanding	$35.31

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Dividends—unaffiliated (a)	$14,631,093
Dividends—affiliated	234,478
Securities lending	199,362

Total income	15,064,933

Expenses
Manager (See Note 3)	3,604,870
Transfer agent (See Note 3)	295,014
Distribution/Service—Class A (See Note 3)	58,127
Distribution/Service—Investor Class (See Note 3)	15,080
Distribution/Service—Class C (See Note 3)	78,411
Distribution/Service—Class R2 (See Note 3)	30,641
Distribution/Service—Class R3 (See Note 3)	26,147
Custodian	93,848
Registration	91,398
Professional fees	87,041
Shareholder service (See Note 3)	17,718
Shareholder communication	14,400
Trustees	11,220
Interest expense (See Note 6)	10,058
Miscellaneous	35,152

Total expenses before waiver/reimbursement	4,469,125
Expense waiver/reimbursement from Manager (See Note 3)	(1,314)

Net expenses	4,467,811

Net investment income (loss)	10,597,122

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	13,604,280
Foreign currency transactions	26,172

Net realized gain (loss) on investments and foreign currency transactions	13,630,452

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	6,289,435
Translation of other assets and liabilities in foreign currencies	64,290

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	6,353,725

Net realized and unrealized gain (loss) on investments and foreign currency transactions	19,984,177

Net increase (decrease) in net assets resulting from operations	$30,581,299

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,734,048.

14	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,597,122	$9,447,135
Net realized gain (loss) on investments and foreign currency transactions	13,630,452	45,939,082
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	6,353,725	(93,826,247)

Net increase (decrease) in net assets resulting from operations	30,581,299	(38,440,030)

Distributions to shareholders:
Class A	(348,611)	(357,337)
Investor Class	(73,466)	(60,635)
Class C	(42,169)	(17,932)
Class I	(8,607,745)	(7,300,888)
Class R1	(3,835)	(2,850)
Class R2	(199,809)	(221,536)
Class R3	(57,544)	(51,125)

Total distributions to shareholders	(9,333,179)	(8,012,303)

Capital share transactions:
Net proceeds from sale of shares	38,408,212	111,165,323
Net asset value of shares issued to shareholders in reinvestment of distributions	9,255,544	7,909,352
Cost of shares redeemed	(200,160,065)	(166,218,594)

Increase (decrease) in net assets derived from capital share transactions	(152,496,309)	(47,143,919)

Net increase (decrease) in net assets	(131,248,189)	(93,596,252)

Net Assets
Beginning of year	538,679,949	632,276,201

End of year	$407,431,760	$538,679,949

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019		2018		2017	2016		2015

Net asset value at beginning of year	$33.37		$36.20		$30.39	$32.22		$34.61

Net investment income (loss) (a)	0.74		0.50		0.34	0.40		0.44

Net realized and unrealized gain (loss) on investments	1.95		(2.93)		6.41	(1.83)		(1.91)

Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.01)		0.00 ‡	(0.01)		(0.02)

Total from investment operations	2.70		(2.44)		6.75	(1.44)		(1.49)

Less dividends:

From net investment income	(0.50)		(0.39)		(0.94)	(0.39)		(0.90)

Net asset value at end of year	$35.57		$33.37		$36.20	$30.39		$32.22

Total investment return (b)	8.30%		(6.82%)		22.95%	(4.49%)		(4.29%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.19%		1.40%		1.05%	1.32%		1.28%

Net expenses (c)	1.19	%(d)	1.18	% (d)	1.23%	1.24	% (d)	1.22%

Portfolio turnover rate	47%		44%		8%	46%		78%

Net assets at end of year (in 000’s)	$23,114		$23,409		$33,997	$36,584		$56,710

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Year ended October 31,

Investor Class	2019		2018		2017	2016		2015

Net asset value at beginning of year	$33.30		$36.13		$30.36	$32.19		$34.58

Net investment income (loss) (a)	0.66		0.45		0.30	0.37		0.37

Net realized and unrealized gain (loss) on investments	1.94		(2.95)		6.39	(1.84)		(1.89)

Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.01)		0.00 ‡	(0.01)		(0.02)

Total from investment operations	2.61		(2.51)		6.69	(1.48)		(1.54)

Less dividends:

From net investment income	(0.42)		(0.32)		(0.92)	(0.35)		(0.85)

Net asset value at end of year	$35.49		$33.30		$36.13	$30.36		$32.19

Total investment return (b)	8.02%		(7.00%)		22.74%	(4.63%)		(4.44%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.97%		1.27%		0.92%	1.24%		1.10%

Net expenses (c)	1.41	%(d)	1.38	% (d)	1.39%	1.39	% (d)	1.36%

Expenses (before waiver/reimbursement) (c)	1.42	%(d)	1.38	% (d)	1.39%	1.39	% (d)	1.36%

Portfolio turnover rate	47%		44%		8%	46%		78%

Net assets at end of year (in 000’s)	$6,306		$5,901		$6,757	$7,802		$9,151

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

16	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class C	2019		2018		2017	2016		2015

Net asset value at beginning of year	$32.54		$35.41		$29.74	$31.52		$33.84

Net investment income (loss) (a)	0.42		0.19		0.04	0.14		0.12

Net realized and unrealized gain (loss) on investments	1.91		(2.99)		6.30	(1.81)		(1.84)

Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.01)		0.00 ‡	(0.01)		(0.02)

Total from investment operations	2.34		(2.81)		6.34	(1.68)		(1.74)

Less dividends:

From net investment income	(0.15)		(0.06)		(0.67)	(0.10)		(0.58)

Net asset value at end of year	$34.73		$32.54		$35.41	$29.74		$31.52

Total investment return (b)	7.25%		(7.96%)		21.82%	(5.35%)		(5.14%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.27%		0.53%		0.13%	0.47%		0.36%

Net expenses (c)	2.16	%(d)	2.13	% (d)	2.14%	2.14	% (d)	2.11%

Expenses (before waiver/reimbursement) (c)	2.17	%(d)	2.13	% (d)	2.14%	2.14	% (d)	2.11%

Portfolio turnover rate	47%		44%		8%	46%		78%

Net assets at end of year (in 000’s)	$6,416		$9,354		$11,625	$12,156		$15,995

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Year ended October 31,

Class I	2019		2018		2017	2016		2015

Net asset value at beginning of year	$33.40		$36.25		$30.46	$32.30		$34.79

Net investment income (loss) (a)	0.80		0.60		0.39	0.54		0.52

Net realized and unrealized gain (loss) on investments	1.97		(2.95)		6.45	(1.88)		(1.91)

Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.01)		0.00 ‡	(0.01)		(0.02)

Total from investment operations	2.78		(2.36)		6.84	(1.35)		(1.41)

Less dividends:

From net investment income	(0.60)		(0.49)		(1.05)	(0.49)		(1.08)

Net asset value at end of year	$35.58		$33.40		$36.25	$30.46		$32.30

Total investment return (b)	8.57%		(6.62%)		23.29%	(4.21%)		(4.03%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.40%		1.67%		1.21%	1.81%		1.52%

Net expenses (c)	0.94	%(d)	0.93	% (d)	0.95%	0.95	% (d)	0.95%

Expenses (before waiver/reimbursement) (c)	0.94	%(d)	0.93	% (d)	0.99%	0.99	% (d)	0.97%

Portfolio turnover rate	47%		44%		8%	46%		78%

Net assets at end of year (in 000’s)	$355,348		$479,523		$549,162	$753,205		$1,777,369

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R1	2019		2018		2017	2016		2015

Net asset value at beginning of year	$33.30		$36.18		$30.39	$32.23		$34.71

Net investment income (loss) (a)	0.81		0.64		0.36	0.49		0.48

Net realized and unrealized gain (loss) on investments	1.92		(3.02)		6.44	(1.86)		(1.89)

Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.02)		0.00 ‡	(0.01)		(0.02)

Total from investment operations	2.74		(2.40)		6.80	(1.38)		(1.43)

Less dividends:

From net investment income	(0.56)		(0.48)		(1.01)	(0.46)		(1.05)

Net asset value at end of year	$35.48		$33.30		$36.18	$30.39		$32.23

Total investment return (b)	8.45%		(6.72%)		23.16%	(4.33%)		(4.11%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.43%		1.79%		1.14%	1.62%		1.42%

Net expenses (c)	1.04	%(d)	1.03	% (d)	1.05%	1.05	% (d)	1.05%

Expenses (before waiver/reimbursement) (c)	1.04	%(d)	1.03	% (d)	1.12%	1.09	% (d)	1.07%

Portfolio turnover rate	47%		44%		8%	46%		78%

Net assets at end of year (in 000’s)	$230		$229		$257	$1,330		$2,030

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Year ended October 31,

Class R2	2019		2018		2017	2016		2015

Net asset value at beginning of year	$33.33		$36.16		$30.37	$32.19		$34.57

Net investment income (loss) (a)	0.71		0.48		0.31	0.40		0.40

Net realized and unrealized gain (loss) on investments	1.95		(2.95)		6.41	(1.85)		(1.89)

Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.01)		0.00 ‡	(0.01)		(0.02)

Total from investment operations	2.67		(2.48)		6.72	(1.46)		(1.51)

Less dividends:

From net investment income	(0.46)		(0.35)		(0.93)	(0.36)		(0.87)

Net asset value at end of year	$35.54		$33.33		$36.16	$30.37		$32.19

Total investment return (b)	8.17%		(6.92%)		22.83%	(4.55%)		(4.36%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.12%		1.33%		0.96%	1.32%		1.16%

Net expenses (c)	1.29	%(d)	1.28	% (d)	1.30%	1.30	% (d)	1.30%

Expenses (before waiver/reimbursement) (c)	1.29	%(d)	1.28	% (d)	1.34%	1.34	% (d)	1.32%

Portfolio turnover rate	47%		44%		8%	46%		78%

Net assets at end of year (in 000’s)	$10,884		$14,656		$23,119	$34,189		$45,496

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

18	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R3	2019		2018		2017	2016		2015

Net asset value at beginning of year	$33.10		$35.90		$30.13	$31.94		$34.29

Net investment income (loss) (a)	0.62		0.40		0.24	0.31		0.31

Net realized and unrealized gain (loss) on investments	1.94		(2.94)		6.36	(1.84)		(1.87)

Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.01)		0.00 ‡	(0.01)		(0.02)

Total from investment operations	2.57		(2.55)		6.60	(1.54)		(1.58)

Less dividends:

From net investment income	(0.36)		(0.25)		(0.83)	(0.27)		(0.77)

Net asset value at end of year	$35.31		$33.10		$35.90	$30.13		$31.94

Total investment return (b)	7.90%		(7.15%)		22.53%	(4.84%)		(4.60%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.85%		1.13%		0.74%	1.03%		0.92%

Net expenses (c)	1.54	%(d)	1.53	% (d)	1.59%	1.59	% (d)	1.57%

Portfolio turnover rate	47%		44%		8%	46%		78%

Net assets at end of year (in 000’s)	$5,134		$5,609		$7,360	$9,011		$10,445

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch International Choice Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has eight classes of shares registered for sale. Class A, Class C, Class R1, Class R2 and Class R3 shares commenced operations on September 1, 2006. Class I shares commenced operations (under a former designation) on December 31, 1997. Investor Class shares commenced operations on April 29, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. As of October 31, 2019, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification

Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be

20	MainStay Epoch International Choice Fund

observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2019, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which

21

Notes to Financial Statements (continued)

mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of

Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

22	MainStay Epoch International Choice Fund

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2019, the Fund did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund had securities on loan with an aggregate market value of $13,271,121 and received non-cash collateral in the form of U.S. Treasury securities with a value of $14,016,366.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”), between

23

Notes to Financial Statements (continued)

New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $5 billion; 0.775% from $5 billion to $7.5 billion; and 0.75% in excess of $7.5 billion. During the year ended October 31, 2019, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.80%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.95% of average daily net assets. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has also agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class R1, 1.05%; and Class R2, 1.30%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $3,604,870 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $1,314 and paid the Subadvisor in the amount of $1,802,435.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2019, shareholder service fees incurred by the Fund were as follows:

Class R1	$233
Class R2	12,256
Class R3	5,229

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $2,661 and $1,956, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $434 and $68, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent

24	MainStay Epoch International Choice Fund

services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$13,550
Investor Class	17,549
Class C	22,905
Class I	230,666
Class R1	136
Class R2	7,158
Class R3	3,050

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$19,008	$196,504	$(209,431)	$—	$—	$6,081	$234	$—	6,081

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$345,004,241	$76,156,026	$(16,281,212)	$59,874,814

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$11,103,702	$(144,009,111)	$(113,426)	$59,864,806	$(73,154,029)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to foreign taxes payable.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$(34)	$34

The reclassifications for the Fund are primarily due to equalization.

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $144,009,111 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$88,005	$56,004

The Fund utilized $8,546,362 of capital loss carryforwards during the year ended October 31, 2019.

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$9,333,179	$8,012,303

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

25

Notes to Financial Statements (continued)

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement.

During the year ended October 31, 2019, the Fund utilized the line of credit for 7 days, maintained an average daily balance of $16,928,571 at a weighted average interest rate of 2.93% and incurred interest expense in the amount of $10,058. As of October 31, 2019, there were no borrowings outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of securities, other than short-term securities, were $207,215 and $344,915, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	95,056	$3,239,530
Shares issued to shareholders in reinvestment of dividends and distributions	10,853	338,414
Shares redeemed	(166,560)	(5,662,319)

Net increase (decrease) in shares outstanding before conversion	(60,651)	(2,084,375)
Shares converted into Class A (See Note 1)	13,286	448,051
Shares converted from Class A (See Note 1)	(4,203)	(141,470)

Net increase (decrease)	(51,568)	$(1,777,794)

Year ended October 31, 2018:
Shares sold	138,394	$4,936,061
Shares issued to shareholders in reinvestment of dividends and distributions	9,589	344,731
Shares redeemed	(396,931)	(14,095,291)

Net increase (decrease) in shares outstanding before conversion	(248,948)	(8,814,499)
Shares converted into Class A (See Note 1)	14,356	516,570
Shares converted from Class A (See Note 1)	(3,138)	(111,960)

Net increase (decrease)	(237,730)	$(8,409,889)

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	22,437	$769,810
Shares issued to shareholders in reinvestment of dividends and distributions	2,345	73,144
Shares redeemed	(31,717)	(1,082,901)

Net increase (decrease) in shares outstanding before conversion	(6,935)	(239,947)
Shares converted into Investor Class (See Note 1)	13,426	449,080
Shares converted from Investor Class (See Note 1)	(6,054)	(204,679)

Net increase (decrease)	437	$4,454

Year ended October 31, 2018:
Shares sold	17,688	$641,018
Shares issued to shareholders in reinvestment of dividends and distributions	1,682	60,459
Shares redeemed	(17,875)	(638,553)

Net increase (decrease) in shares outstanding before conversion	1,495	62,924
Shares converted into Investor Class (See Note 1)	3,084	109,806
Shares converted from Investor Class (See Note 1)	(14,374)	(516,570)

Net increase (decrease)	(9,795)	$(343,840)

26	MainStay Epoch International Choice Fund

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	5,810	$186,624
Shares issued to shareholders in reinvestment of dividends and distributions	1,330	40,847
Shares redeemed	(93,066)	(3,088,180)

Net increase (decrease) in shares outstanding before conversion	(85,926)	(2,860,709)
Shares converted from Class C (See Note 1)	(16,745)	(550,982)

Net increase (decrease)	(102,671)	$(3,411,691)

Year ended October 31, 2018:
Shares sold	15,264	$543,576
Shares issued to shareholders in reinvestment of dividends and distributions	483	17,109
Shares redeemed	(56,643)	(1,993,272)

Net increase (decrease)	(40,896)	$(1,432,587)

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	802,422	$27,291,160
Shares issued to shareholders in reinvestment of dividends and distributions	275,577	8,578,698
Shares redeemed	(5,445,753)	(177,927,525)

Net increase (decrease)	(4,367,754)	$(142,057,667)

Year ended October 31, 2018:
Shares sold	2,817,284	$100,170,792
Shares issued to shareholders in reinvestment of dividends and distributions	201,768	7,247,523
Shares redeemed	(3,813,866)	(135,930,795)

Net increase (decrease) in shares outstanding before conversion	(794,814)	(28,512,480)
Shares converted into Class I (See Note 1)	59	2,154

Net increase (decrease)	(794,755)	$(28,510,326)

Class R1	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,185	$39,616
Shares issued to shareholders in reinvestment of dividends and distributions	113	3,511
Shares redeemed	(1,687)	(58,962)

Net increase (decrease)	(389)	$(15,835)

Year ended October 31, 2018:
Shares sold	5,424	$195,740
Shares issued to shareholders in reinvestment of dividends and distributions	72	2,568
Shares redeemed	(5,747)	(204,242)

Net increase (decrease)	(251)	$(5,934)

Class R2	Shares	Amount

Year ended October 31, 2019:
Shares sold	140,549	$4,639,758
Shares issued to shareholders in reinvestment of dividends and distributions	5,497	171,382
Shares redeemed	(279,437)	(9,241,826)

Net increase (decrease)	(133,391)	$(4,430,686)

Year ended October 31, 2018:
Shares sold	91,604	$3,287,226
Shares issued to shareholders in reinvestment of dividends and distributions	5,454	196,089
Shares redeemed	(296,705)	(10,679,482)

Net increase (decrease)	(199,647)	$(7,196,167)

Class R3	Shares	Amount

Year ended October 31, 2019:
Shares sold	68,632	$2,241,714
Shares issued to shareholders in reinvestment of dividends and distributions	1,596	49,548
Shares redeemed	(94,284)	(3,098,352)

Net increase (decrease)	(24,056)	$(807,090)

Year ended October 31, 2018:
Shares sold	38,806	$1,390,910
Shares issued to shareholders in reinvestment of dividends and distributions	1,143	40,873
Shares redeemed	(75,502)	(2,676,959)

Net increase (decrease)	(35,553)	$(1,245,176)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Epoch International Choice Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

28	MainStay Epoch International Choice Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2019, the Fund designated approximately $9,331,071 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2019:

•	the total amount of taxes credited to foreign countries was $1,242,062.

•	the total amount of income sourced from foreign countries was $12,765,815.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

29

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

30	MainStay Epoch International Choice Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

31

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay Epoch International Choice Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1756402 MS159-19	MSEIC11-12/19 (NYLIM) NL319

MainStay Epoch U.S. All Cap Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	8.38 14.69%	7.19 8.41%	11.26 11.89%	1.17 1.17%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	8.08 14.37	6.88 8.10	10.86 11.48	1.48 1.48
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	8.55 13.55	7.04 7.29	10.66 10.66	2.23 2.23
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1/2/2004	12.54 13.54	7.28 7.28	10.65 10.65	2.23 2.23
Class I Shares	No Sales Charge		1/2/1991	14.97	8.68	12.16	0.92
Class R6 Shares	No Sales Charge		2/28/2018	15.04	5.68	N/A	0.87

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Russell 3000® Index[4]	13.49%	10.31%	13.62%
Morningstar Large Blend Category Average[5]	12.66	8.94	12.22

4.

The Russell 3000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price.
Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. All Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. All Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,038.70	$6.27	$1,019.06	$6.21	1.22%

Investor Class Shares	$1,000.00	$1,037.10	$7.55	$1,017.80	$7.48	1.47%

Class B Shares	$1,000.00	$1,033.40	$11.38	$1,014.01	$11.27	2.22%

Class C Shares	$1,000.00	$1,033.30	$11.38	$1,014.01	$11.27	2.22%

Class I Shares	$1,000.00	$1,040.20	$4.99	$1,020.32	$4.94	0.97%

Class R6 Shares	$1,000.00	$1,040.20	$4.58	$1,020.72	$4.53	0.89%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2019 (Unaudited)

Aerospace & Defense	7.4%

Software	7.2

Interactive Media & Services	7.1

Semiconductors & Semiconductor Equipment	6.5

Insurance	4.9

Health Care Providers & Services	4.7

Capital Markets	4.6

Specialty Retail	4.4

Banks	3.8

Media	3.8

Communications Equipment	3.3

Health Care Equipment & Supplies	3.3

Life Sciences Tools & Services	3.0

Machinery	3.0

Chemicals	2.5

Pharmaceuticals	2.0

Air Freight & Logistics	1.7

Diversified Financial Services	1.7

Equity Real Estate Investment Trusts	1.7

Hotels, Restaurants & Leisure	1.7%

Multiline Retail	1.7

Thrifts & Mortgage Finance	1.6

Entertainment	1.5

Beverages	1.4

Electrical Equipment	1.4

Household Durables	1.4

Oil, Gas & Consumable Fuels	1.4

Internet & Direct Marketing Retail	1.3

Food Products	1.2

IT Services	1.2

Construction & Engineering	1.1

Real Estate Management & Development	1.0

Road & Rail	1.0

Short-Term Investment	2.5

Other Assets, Less Liabilities	2.0

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of October 31, 2019 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Alphabet, Inc., Class C

3.	Facebook, Inc., Class A

4.	Bank of America Corp.

5.	Boeing Co.
6.	UnitedHealth Group, Inc.

7.	Broadcom, Inc.

8.	Centene Corp.

9.	Pfizer, Inc.

10.	MetLife, Inc.

8	MainStay Epoch U.S. All Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David N. Pearl, Michael A. Welhoelter, CFA, William W. Priest, CFA, and Justin Howell, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. All Cap Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay Epoch U.S. All Cap Fund returned 14.97%, outperforming the 13.49% return of the Fund’s primary benchmark, the Russell 3000® Index. Over the same period, Class I shares also outperformed the 12.66% return of the Morningstar Large Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed the Russell 3000® Index largely due to positive security selection in the consumer discretionary, financials, industrials, information technology and materials sectors. Certain holdings in the health care sector detracted somewhat from results, as did the Fund’s underweight position in real estate and utilities, the benchmark’s two best performing sectors for the reporting period.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, consumer discretionary, energy and materials provided the strongest positive contributions to relative performance. (Contributions take weightings and total returns into account.) Over the same period, communication services, health care and real estate detracted most from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Software company Microsoft provided the strongest positive contribution to the Fund’s absolute performance during the reporting period. Microsoft’s shares rose after the company reported better than expected second- and third-quarter revenue and operating income. These numbers reflected the company’s success in encouraging more large businesses to outsource their storage and data server needs to Microsoft’s cloud-based Azure infrastructure. We believe the cloud opportunity remains vast and the company is investing appropriately to capture its fair share of this growth. We expect margins to further improve as the business scales, driving strong revenue and free cash flow growth at Microsoft for many years.

Semiconductor equipment maker Applied Materials generated strong gains for the Fund as well, reporting fiscal third-quarter revenue and earnings that exceeded consensus expectations due to strong equipment sales. Stocks of companies in the semiconductor group have been volatile as of late based on investor concerns that revenues and profits have peaked in the current cycle. Despite this, we believe that spending on semiconductor equipment remains healthy and expect the company’s revenue to grow by double digits longer term.

The most prominent detractor from the Fund’s absolute performance, Occidental Petroleum, saw shares decline after the company agreed to acquire Anadarko Petroleum in a deal valued at approximately $38 billion. Some analysts panned the deal as being too expensive, but Occidental forecast over $2.0 billion in cost synergies to be realized over the next few years, and Anadarko’s 600,000 acres in the Permian Basin are among the most profitable in the country. The position remains in the Fund.

Apple’s shares declined in late 2018 due to concerns over waning demand for the iPhone, based on previously published reports from supply-chain vendors. The company subsequently reduced its revenue guidance for its fiscal first quarter ending in December 2018. Most of the shortfall was due to anticipated iPhone weakness in China. We believe Apple suffered from a decline in market share due to price sensitivity and the emergence of low-cost competitors. The position was sold.

What were some of the Fund’s largest purchases and sales during the reporting period?

Significant new purchases during the reporting period included shares in social media giant Facebook and aerospace and defense contractor Huntington Ingalls Industries.

Facebook is the world’s largest online social network, with more than two billion monthly active users. In addition, the company owns Facebook Messenger, Instagram and WhatsApp, popular applications in their own right. The company’s stock corrected significantly during the second half of 2018 after it announced significant investments in operating and capital expenses for the safety and security of its network, and a slowdown in revenue growth as it transitions its monetization strategy to stories from newsfeeds on both Facebook and Instagram. More recently, the company reported better than expected revenue growth, indicating that its revenue transition, while difficult, may not prove as challenging as initially expected. Starting in 2020, we expect the company to return to mid-teens growth as expenses grow more in line with revenues. In our opinion, the current valuation does not reflect the anticipated return to double-digit growth in 2020.

Huntington Ingalls designs, builds and maintains nuclear and non-nuclear ships for the United States Navy and the

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

United States Coast Guard. The company also provides after-market services for military ships worldwide. In our opinion, the company is a well-positioned defense contractor with high visibility, given a firm backlog of $40 billion, or approximately five years of current revenue. We also believe that it is well run by a management team that consistently takes a conservative approach toward revenue and profit recognition, leaving only execution and congressional priorities as key risk factors. The company has been winding down a large capital expenditure program that was focused on upgrading its shipyards, in the wake of which we expect free cash flow to effectively double over the next few years.

During the reporting period, the Fund sold its entire position in specialty chemical producer WR Grace & Co. after the company issued second-quarter financial results in which it lowered its guidance for full fiscal year revenue and profits. Management cited several factors contributing to the reduced forecast, including the explosion of a Philadelphia refinery, which was a large Grace customer, and the subsequent bankruptcy of its owner; equipment failure that disrupted operations at one of Grace’s silicas manufacturing plants; and the global automotive production slowdown, which prompted another customer to reduce production. As a result of these near-term headwinds, we opted to redeploy the Fund’s assets into other ideas with a more favorable risk/reward ratio.

Another major sale involved the Fund’s position in medical products maker Allergan, which we sold in light of growing uncertainties regarding the company’s future cash flow growth. Key challenges facing the company include the loss of patent protection on its chronic dry eye drug Restasis; the fact that Allergan will stop selling and recall remaining supplies of some of its breast implant products in the European Union after French regulators requested that they be pulled off the market; and the lack of any meaningful updates or guidance from the company on its drug pipeline after management reduced its forward guidance for revenue and profits.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund’s most significant sector weighting increases were in communication services and industrials. Over the same period, the Fund reduced its sector weighting in information technology and health care.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2019, the Fund held its largest overweight allocations relative to the Russell 3000® Index in the financials and communication services sectors. As of the same date, the Fund’s most significantly underweight positions relative to the benchmark were in the consumer staples and information technology sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. All Cap Fund

Portfolio of Investments October 31, 2019

	Shares	Value
Common Stocks 95.5%†
Aerospace & Defense 7.4%
Boeing Co.	52,796	$17,945,888
Hexcel Corp.	165,318	12,336,029
Huntington Ingalls Industries, Inc.	47,260	10,664,692
United Technologies Corp.	71,544	10,272,288

		51,218,897

Air Freight & Logistics 1.7%
XPO Logistics, Inc. (a)	149,160	11,395,824

Banks 3.8%
Bank of America Corp.	576,561	18,029,062
Bank OZK	280,761	7,878,154

		25,907,216

Beverages 1.4%
Coca-Cola Co.	172,323	9,379,541

Capital Markets 4.6%
Charles Schwab Corp.	233,874	9,521,011
KKR & Co., Inc., Class A	396,111	11,419,880
Morgan Stanley	235,929	10,864,530

		31,805,421

Chemicals 2.5%
DuPont de Nemours, Inc.	104,048	6,857,804
Linde PLC	53,518	10,615,295

		17,473,099

Communications Equipment 3.3%
Arista Networks, Inc. (a)	43,244	10,576,185
Plantronics, Inc.	300,936	11,862,897

		22,439,082

Construction & Engineering 1.1%
Jacobs Engineering Group, Inc.	78,829	7,376,818

Diversified Financial Services 1.7%
AXA Equitable Holdings, Inc.	555,079	11,989,706

Electrical Equipment 1.4%
AMETEK, Inc.	105,075	9,630,124

Entertainment 1.5%
Electronic Arts, Inc. (a)	105,262	10,147,257

Equity Real Estate Investment Trusts 1.7%
Ventas, Inc.	176,340	11,479,734

Food Products 1.2%
Post Holdings, Inc. (a)	78,829	8,111,504

	Shares	Value
Health Care Equipment & Supplies 3.3%
Boston Scientific Corp. (a)	252,181	$10,515,948
Danaher Corp.	89,104	12,280,313

		22,796,261

Health Care Providers & Services 4.7%
Centene Corp. (a)	293,184	15,562,207
UnitedHealth Group, Inc.	65,753	16,615,783

		32,177,990

Hotels, Restaurants & Leisure 1.7%
MGM Resorts International	407,506	11,613,921

Household Durables 1.4%
LGI Homes, Inc. (a)	125,997	9,888,245

Insurance 4.9%
American International Group, Inc.	237,517	12,578,900
MetLife, Inc.	284,964	13,333,466
Willis Towers Watson PLC	40,535	7,575,991

		33,488,357

Interactive Media & Services 7.1%
Alphabet, Inc., Class C (a)	20,267	25,538,650
Facebook, Inc., Class A (a)	123,188	23,608,980

		49,147,630

Internet & Direct Marketing Retail 1.3%
Booking Holdings, Inc. (a)	4,483	9,184,636

IT Services 1.2%
Visa, Inc., Class A	47,634	8,519,817

Life Sciences Tools & Services 3.0%
Agilent Technologies, Inc.	158,313	11,992,210
Charles River Laboratories International, Inc. (a)	66,127	8,595,187

		20,587,397

Machinery 3.0%
Ingersoll-Rand PLC	96,949	12,301,859
Middleby Corp. (a)	71,077	8,596,763

		20,898,622

Media 3.8%
Charter Communications, Inc., Class A (a)	23,933	11,197,293
Discovery, Inc., Class C (a)	239,385	6,042,077
Liberty Media Corp-Liberty SiriusXM, Class A (a)	9,434	423,681
Nexstar Media Group, Inc., Class A	85,461	8,314,501

		25,977,552

Multiline Retail 1.7%
Dollar General Corp.	72,945	11,696,001

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels 1.4%
Occidental Petroleum Corp.	237,423	$9,615,631

Pharmaceuticals 2.0%
Pfizer, Inc.	353,333	13,557,387

Real Estate Management & Development 1.0%
Jones Lang LaSalle, Inc.	48,101	7,047,759

Road & Rail 1.0%
Norfolk Southern Corp.	36,612	6,663,384

Semiconductors & Semiconductor Equipment 6.5%
Applied Materials, Inc.	234,341	12,715,343
Broadcom, Inc.	53,238	15,590,748
Micron Technology, Inc. (a)	190,723	9,068,878
Universal Display Corp.	35,865	7,179,456

		44,554,425

Software 7.2%
LogMeIn, Inc.	110,492	7,257,115
Microsoft Corp.	295,892	42,422,036

		49,679,151

Specialty Retail 4.4%
CarMax, Inc. (a)	86,582	8,066,845
Home Depot, Inc.	47,727	11,195,800
TJX Cos., Inc.	191,844	11,059,806

		30,322,451

	Shares	Value
Thrifts & Mortgage Finance 1.6%
Axos Financial, Inc. (a)	367,452	$10,674,481

Total Common Stocks (Cost $539,224,889)		656,445,321

Short-Term Investment 2.5%
Affiliated Investment Company 2.5%
MainStay U.S. Government Liquidity Fund, 1.76% (b)	17,291,701	17,291,701

Total Short-Term Investment (Cost $17,291,701)		17,291,701

Total Investments (Cost $556,516,590)	98.0%	673,737,022
Other Assets, Less Liabilities	2.0	13,735,106
Net Assets	100.0%	$687,472,128

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)	Current yield as of October 31, 2019.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$656,445,321	$—	$—	$656,445,321
Short-Term Investment
Affiliated Investment Company	17,291,701	—	—	17,291,701

Total Investments in Securities	$673,737,022	$—	$—	$673,737,022

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

12	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in securities, at value (identified cost $539,224,889)	$656,445,321
Investment in affiliated investment company, at value (identified cost $17,291,701)	17,291,701
Receivables:
Investment securities sold	16,151,406
Dividends	170,041
Fund shares sold	11,116
Other assets	28,483

Total assets	690,098,068

Liabilities
Payables:
Investment securities purchased	1,573,177
Manager (See Note 3)	485,117
Fund shares redeemed	471,328
Transfer agent (See Note 3)	29,519
Professional fees	20,737
NYLIFE Distributors (See Note 3)	14,475
Shareholder communication	11,646
Custodian	10,119
Trustees	1,266
Accrued expenses	8,556

Total liabilities	2,625,940

Net assets	$687,472,128

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$23,822
Additional paid-in capital	501,641,454

501,665,276
Total distributable earnings (loss)	185,806,852

Net assets	$687,472,128

Class A
Net assets applicable to outstanding shares	$39,919,027

Shares of beneficial interest outstanding	1,547,905

Net asset value per share outstanding	$25.79
Maximum sales charge (5.50% of offering price)	1.50

Maximum offering price per share outstanding	$27.29

Investor Class
Net assets applicable to outstanding shares	$10,315,873

Shares of beneficial interest outstanding	410,284

Net asset value per share outstanding	$25.14
Maximum sales charge (5.50% of offering price)	1.46

Maximum offering price per share outstanding	$26.60

Class B
Net assets applicable to outstanding shares	$2,434,760

Shares of beneficial interest outstanding	115,623

Net asset value and offering price per share outstanding	$21.06

Class C
Net assets applicable to outstanding shares	$2,490,402

Shares of beneficial interest outstanding	118,206

Net asset value and offering price per share outstanding	$21.07

Class I
Net assets applicable to outstanding shares	$105,912,816

Shares of beneficial interest outstanding	3,623,695

Net asset value and offering price per share outstanding	$29.23

Class R6
Net assets applicable to outstanding shares	$526,399,250

Shares of beneficial interest outstanding	18,006,150

Net asset value and offering price per share outstanding	$29.23

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated	$10,599,955
Dividends-affiliated	361,755
Securities lending	16,073

Total income	10,977,783

Expenses
Manager (See Note 3)	5,924,223
Transfer agent (See Note 3)	179,999
Distribution/Service—Class A (See Note 3)	89,985
Distribution/Service—Investor Class (See Note 3)	24,371
Distribution/Service—Class B (See Note 3)	26,059
Distribution/Service—Class C (See Note 3)	28,876
Registration	95,432
Professional fees	94,502
Custodian	27,923
Shareholder communication	25,303
Trustees	17,480
Interest expense	3,374
Miscellaneous	35,024

Total expenses before waiver/reimbursement	6,572,551
Expense waiver/reimbursement from Manager (See Note 3)	(7,621)

Net expenses	6,564,930

Net investment income (loss)	4,412,853

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	74,938,702
Net change in unrealized appreciation (depreciation) on unaffiliated investments	18,701,112

Net realized and unrealized gain (loss) on investments	93,639,814

Net increase (decrease) in net assets resulting from operations	$98,052,667

14	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,412,853	$4,490,717
Net realized gain (loss) on investments	74,938,702	72,924,703
Net change in unrealized appreciation (depreciation) on investments	18,701,112	(73,509,968)

Net increase (decrease) in net assets resulting from operations	98,052,667	3,905,452

Distributions to shareholders:
Class A	(2,801,464)	(4,447,056)
Investor Class	(748,452)	(1,340,957)
Class B	(267,413)	(590,658)
Class C	(335,188)	(648,931)
Class I	(7,662,366)	(85,266,848)
Class R6	(43,716,388)	—

Total distributions to shareholders	(55,531,271)	(92,294,450)

Capital share transactions:
Net proceeds from sale of shares	49,289,222	90,744,706
Net asset value of shares issued to shareholders in reinvestment of distributions	55,401,254	92,047,958
Cost of shares redeemed	(183,433,740)	(149,898,956)

Increase (decrease) in net assets derived from capital share transactions	(78,743,264)	32,893,708

Net increase (decrease) in net assets	(36,221,868)	(55,495,290)

Net Assets
Beginning of year	723,693,996	779,189,286

End of year	$687,472,128	$723,693,996

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019		2018	2017	2016	2015

Net asset value at beginning of year	$24.52		$28.13	$23.22	$26.66	$28.35

Net investment income (loss) (a)	0.08		0.09	0.16	0.37	0.20

Net realized and unrealized gain (loss) on investments	3.19		(0.00)‡	5.82	(0.60)	0.87

Total from investment operations	3.27		0.09	5.98	(0.23)	1.07

Less dividends and distributions:

From net investment income	(0.10)		—	(0.45)	(0.24)	(0.21)

From net realized gain on investments	(1.90)		(3.70)	(0.62)	(2.97)	(2.55)

Total dividends and distributions	(2.00)		(3.70)	(1.07)	(3.21)	(2.76)

Net asset value at end of year	$25.79		$24.52	$28.13	$23.22	$26.66

Total investment return (b)	14.69%		0.01%	26.53%	(0.79%)	4.00%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.32%		0.33%	0.64%	1.60%	0.76%

Net expenses (c)	1.22	%(d)	1.17%	1.15%	1.15%	1.13%

Portfolio turnover rate	51%		41%	42%	45%	30%

Net assets at end of year (in 000’s)	$39,919		$33,828	$33,568	$21,248	$23,644

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Year ended October 31,

Investor Class	2019		2018	2017	2016	2015

Net asset value at beginning of year	$23.96		$27.64	$22.82	$26.24	$27.95

Net investment income (loss) (a)	0.02		0.02	0.10	0.29	0.12

Net realized and unrealized gain (loss) on investments	3.11		(0.00)‡	5.71	(0.58)	0.84

Total from investment operations	3.13		0.02	5.81	(0.29)	0.96

Less dividends and distributions:

From net investment income	(0.05)		—	(0.37)	(0.16)	(0.12)

From net realized gain on investments	(1.90)		(3.70)	(0.62)	(2.97)	(2.55)

Total dividends and distributions	(1.95)		(3.70)	(0.99)	(3.13)	(2.67)

Net asset value at end of year	$25.14		$23.96	$27.64	$22.82	$26.24

Total investment return (b)	14.37%		(0.28%)	26.22%	(1.07%)	3.62%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.07%		0.08%	0.38%	1.28%	0.44%

Net expenses (c)	1.48	%(d)	1.43%	1.46%	1.48%	1.45%

Expenses (before waiver/reimbursement) (c)	1.53	%(d)	1.48%	1.46%	1.48%	1.45%

Portfolio turnover rate	51%		41%	42%	45%	30%

Net assets at end of year (in 000’s)	$10,316		$9,225	$9,973	$11,846	$12,884

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

16	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2019		2018	2017	2016	2015

Net asset value at beginning of year	$20.48		$24.31	$20.18	$23.56	$25.42

Net investment income (loss) (a)	(0.13)		(0.14)	(0.09)	0.12	(0.07)

Net realized and unrealized gain (loss) on investments	2.61		0.01	5.05	(0.53)	0.76

Total from investment operations	2.48		(0.13)	4.96	(0.41)	0.69

Less dividends and distributions:

From net investment income	—		—	(0.21)	—	—

From net realized gain on investments	(1.90)		(3.70)	(0.62)	(2.97)	(2.55)

Total dividends and distributions	(1.90)		(3.70)	(0.83)	(2.97)	(2.55)

Net asset value at end of year	$21.06		$20.48	$24.31	$20.18	$23.56

Total investment return (b)	13.55%		(1.03%)	25.26%	(1.78%)	2.85%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.66%)		(0.66%)	(0.39%)	0.58%	(0.30%)

Net expenses (c)	2.23	% (d)	2.18%	2.21%	2.23%	2.20%

Expenses (before waiver/reimbursement) (c)	2.28	% (d)	2.23%	2.21%	2.23%	2.20%

Portfolio turnover rate	51%		41%	42%	45%	30%

Net assets at end of year (in 000’s)	$2,435		$2,889	$3,906	$3,707	$4,777

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Year ended October 31,

Class C	2019		2018	2017	2016	2015

Net asset value at beginning of year	$20.49		$24.32	$20.19	$23.59	$25.44

Net investment income (loss) (a)	(0.12)		(0.15)	(0.09)	0.12	(0.08)

Net realized and unrealized gain (loss) on investments	2.60		0.02	5.05	(0.55)	0.78

Total from investment operations	2.48		(0.13)	4.96	(0.43)	0.70

Less dividends and distributions:

From net investment income	—		—	(0.21)	—	—

From net realized gain on investments	(1.90)		(3.70)	(0.62)	(2.97)	(2.55)

Total dividends and distributions	(1.90)		(3.70)	(0.83)	(2.97)	(2.55)

Net asset value at end of year	$21.07		$20.49	$24.32	$20.19	$23.59

Total investment return (b)	13.54%		(1.03%)	25.24%	(1.86%)	2.88%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.63%)		(0.67%)	(0.40%)	0.58%	(0.32%)

Net expenses (c)	2.23	% (d)	2.18%	2.21%	2.23%	2.20%

Expenses (before waiver/reimbursement) (c)	2.28	% (d)	2.23%	2.21%	2.23%	2.20%

Portfolio turnover rate	51%		41%	42%	45%	30%

Net assets at end of year (in 000’s)	$2,490		$3,642	$4,218	$3,661	$5,001

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019		2018	2017	2016	2015

Net asset value at beginning of year	$27.52		$31.11	$25.57	$29.02	$30.62

Net investment income (loss) (a)	0.16		0.21	0.26	0.47	0.30

Net realized and unrealized gain (loss) on investments	3.62		(0.05)	6.40	(0.65)	0.93

Total from investment operations	3.78		0.16	6.66	(0.18)	1.23

Less dividends and distributions:

From net investment income	(0.17)		(0.05)	(0.50)	(0.30)	(0.28)

From net realized gain on investments	(1.90)		(3.70)	(0.62)	(2.97)	(2.55)

Total dividends and distributions	(2.07)		(3.75)	(1.12)	(3.27)	(2.83)

Net asset value at end of year	$29.23		$27.52	$31.11	$25.57	$29.02

Total investment return (b)	14.97%		0.25%	26.83%	(0.51%)	4.24%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.58%		0.70%	0.92%	1.86%	1.03%

Net expenses (c)	0.97	%(d)	0.90%	0.90%	0.90%	0.88%

Portfolio turnover rate	51%		41%	42%	45%	30%

Net assets at end of year (in 000’s)	$105,913		$102,791	$727,524	$669,617	$649,559

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

Class R6	Year ended October 31, 2019		February 28, 2018^ through October 31, 2018

Net asset value at beginning of period	$27.53		$28.88

Net investment income (loss) (a)	0.18		0.10

Net realized and unrealized gain (loss) on investments	3.61		(1.45)

Total from investment operations	3.79		(1.35)

Less dividends and distributions:

From net investment income	(0.19)		—

From net realized gain on investments	(1.90)		—

Total dividends and distributions	(2.09)		—

Net asset value at end of period	$29.23		$27.53

Total investment return (b)	15.04%		(4.67%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.68%		0.53	% ††

Net expenses (c)	0.89	%(d)	0.87	% ††

Portfolio turnover rate	51%		41%

Net assets at end of period (in 000’s)	$526,399		$571,319

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

18	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. All Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A, Class B and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. Class R6 shares commenced operations on February 28, 2018.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed

19

Notes to Financial Statements (continued)

relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation,

20	MainStay Epoch U.S. All Cap Fund

unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2019, the Fund did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities

21

Notes to Financial Statements (continued)

lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $500 million; 0.825% from $500 million to $1 billion; and 0.80% in excess of $1 billion. During the year ended October 31, 2019, the effective management fee rate was 0.84% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2020 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $5,924,223 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $7,621 and paid the Subadvisor in the amount of $2,962,111.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

22	MainStay Epoch U.S. All Cap Fund

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $12,273 and $6,948, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $1,482, $1,430 and $123, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended

October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$31,909
Investor Class	38,518
Class B	10,326
Class C	11,471
Class I	87,775

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$27,733	$245,356	$(255,797)	$—	$—	$17,292	$362	$—	17,292

(G)  Capital.  As of October 31, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R6	$167,855,012	31.9%

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$556,985,750	$135,984,834	$(19,233,562)	$116,751,272

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$3,357,993	$65,697,587	$—	$116,751,272	$185,806,852

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$(8,688,722)	$8,688,722

The reclassifications for the Fund are primarily due to equalization.

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$4,703,797	$7,991,463
Long-Term Capital Gain	50,827,474	84,302,987
Total	$55,531,271	$92,294,450

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

23

Notes to Financial Statements (continued)

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement.

During the year ended October 31, 2019, the Fund utilized the line of credit for 2 days, maintained an average daily balance of $18,498,000 at a weighted average interest rate of 3.28% and incurred interest expense in the amount of $3,374. As of October 31, 2019, there were no borrowings outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of securities, other than short-term securities, were $347,482 and $474,351, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	452,661	$11,143,079
Shares issued to shareholders in reinvestment of dividends and distributions	124,815	2,768,390
Shares redeemed	(456,740)	(11,103,602)

Net increase (decrease) in shares outstanding before conversion	120,736	2,807,867
Shares converted into Class A (See Note 1)	62,390	1,517,092
Shares converted from Class A (See Note 1)	(14,584)	(352,749)

Net increase (decrease)	168,542	$3,972,210

Year ended October 31, 2018:
Shares sold	226,087	$5,928,966
Shares issued to shareholders in reinvestment of dividends and distributions	175,177	4,403,959
Shares redeemed	(286,151)	(7,418,735)

Net increase (decrease) in shares outstanding before conversion	115,113	2,914,190
Shares converted into Class A (See Note 1)	78,660	2,049,705
Shares converted from Class A (See Note 1)	(7,564)	(195,847)

Net increase (decrease)	186,209	$4,768,048

Investor Class	Shares	Amount
Year ended October 31, 2019:
Shares sold	136,507	$3,320,603
Shares issued to shareholders in reinvestment of dividends and distributions	34,491	747,426
Shares redeemed	(129,042)	(3,138,121)

Net increase (decrease) in shares outstanding before conversion	41,956	929,908
Shares converted into Investor Class (See Note 1)	28,797	665,702
Shares converted from Investor Class (See Note 1)	(45,405)	(1,095,911)

Net increase (decrease)	25,348	$499,699

Year ended October 31, 2018:
Shares sold	60,488	$1,543,597
Shares issued to shareholders in reinvestment of dividends and distributions	54,430	1,340,073
Shares redeemed	(33,047)	(844,584)

Net increase (decrease) in shares outstanding before conversion	81,871	2,039,086
Shares converted into Investor Class (See Note 1)	17,948	455,831
Shares converted from Investor Class (See Note 1)	(75,702)	(1,930,884)

Net increase (decrease)	24,117	$564,033

24	MainStay Epoch U.S. All Cap Fund

Class B	Shares	Amount
Year ended October 31, 2019:
Shares sold	40,434	$836,521
Shares issued to shareholders in reinvestment of dividends and distributions	14,637	267,413
Shares redeemed	(61,441)	(1,247,295)

Net increase (decrease) in shares outstanding before conversion	(6,370)	(143,361)
Shares converted from Class B (See Note 1)	(19,067)	(362,930)

Net increase (decrease)	(25,437)	$(506,291)

Year ended October 31, 2018:
Shares sold	5,605	$126,160
Shares issued to shareholders in reinvestment of dividends and distributions	27,708	587,137
Shares redeemed	(35,614)	(777,455)

Net increase (decrease) in shares outstanding before conversion	(2,301)	(64,158)
Shares converted from Class B (See Note 1)	(17,348)	(378,805)

Net increase (decrease)	(19,649)	$(442,963)

Class C	Shares	Amount
Year ended October 31, 2019:
Shares sold	34,645	$702,514
Shares issued to shareholders in reinvestment of dividends and distributions	17,755	324,563
Shares redeemed	(92,542)	(1,813,005)

Net increase (decrease) in shares outstanding before conversion	(40,142)	(785,928)
Shares converted from Class C (See Note 1)	(19,393)	(371,204)

Net increase (decrease)	(59,535)	$(1,157,132)

Year ended October 31, 2018:
Shares sold	25,413	$563,536
Shares issued to shareholders in reinvestment of dividends and distributions	29,127	617,478
Shares redeemed	(50,278)	(1,099,690)

Net increase (decrease)	4,262	$81,324

Class I	Shares	Amount
Year ended October 31, 2019:
Shares sold	422,036	$11,490,020
Shares issued to shareholders in reinvestment of dividends and distributions	302,116	7,577,074
Shares redeemed	(835,208)	(21,549,288)

Net increase (decrease)	(111,056)	$(2,482,194)

Year ended October 31, 2018:
Shares sold	719,346	$21,087,256
Shares issued to shareholders in reinvestment of dividends and distributions	3,023,066	85,099,311
Shares redeemed	(3,018,802)	(89,087,710)

Net increase (decrease) in shares outstanding before conversion	723,610	17,098,857
Shares converted from Class I (See Note 1)	(20,374,014)	(585,746,772)

Net increase (decrease)	(19,650,404)	$(568,647,915)

Class R6	Shares	Amount
Year ended October 31, 2019:
Shares sold	834,960	$21,796,485
Shares issued to shareholders in reinvestment of dividends and distributions	1,744,469	43,716,388
Shares redeemed	(5,324,854)	(144,582,429)

Net increase (decrease)	(2,745,425)	$(79,069,556)

Period ended October 31, 2018 (a):
Shares sold	2,121,400	$61,495,191
Shares redeemed	(1,743,732)	(50,670,782)

Net increase (decrease) in shares outstanding before conversion	377,668	10,824,409
Shares converted into Class R6 (See Note 1)	20,373,907	585,746,772

Net increase (decrease)	20,751,575	$596,571,181

(a)	The inception date of the class was February 28, 2018.

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Epoch U.S. All Cap Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

26	MainStay Epoch U.S. All Cap Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $50,827,474 as long term capital gain distributions.

For the fiscal year ended October 31, 2019, the Fund designated approximately $4,703,797 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2019 should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

27

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

28	MainStay Epoch U.S. All Cap Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

29

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30	MainStay Epoch U.S. All Cap Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1716815 MS159-19	MSEUAC11-12/19 (NYLIM) NL259

MainStay MacKay S&P 500 Index Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	10.38 13.80%	9.51 10.18%	12.72 13.06%	0.54 0.54%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	10.21 13.62	9.37 10.04	12.59 12.93	0.87 0.87
Class I Shares	No Sales Charge		1/2/1991	14.08	10.45	13.34	0.29

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.

The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[3]	14.33%	10.78%	13.70%
Morningstar Large Blend Category Average[4]	12.66	8.94	12.22

3.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price.
Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay S&P 500 Index Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,038.70	$2.72	$1,022.53	$2.70	0.53%

Investor Class Shares	$1,000.00	$1,038.00	$3.60	$1,021.68	$3.57	0.70%

Class I Shares	$1,000.00	$1,040.00	$1.44	$1,023.79	$1.43	0.28%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2019 (Unaudited)

Software	6.6%

Banks	5.6

IT Services	5.4

Interactive Media & Services	4.9

Technology Hardware, Storage & Peripherals	4.5

Pharmaceuticals	4.4

Semiconductors & Semiconductor Equipment	4.1

Oil, Gas & Consumable Fuels	3.9

Health Care Equipment & Supplies	3.5

Internet & Direct Marketing Retail	3.4

Equity Real Estate Investment Trusts	3.0

Capital Markets	2.7

Health Care Providers & Services	2.7

Aerospace & Defense	2.6

Specialty Retail	2.4

Biotechnology	2.3

Insurance	2.3

Diversified Telecommunication Services	2.1

Electric Utilities	2.1

Beverages	1.9

Chemicals	1.9

Hotels, Restaurants & Leisure	1.9

Entertainment	1.8

Household Products	1.8

Diversified Financial Services	1.6

Food & Staples Retailing	1.6

Machinery	1.6

Media	1.4

Industrial Conglomerates	1.3

Food Products	1.1

Multi-Utilities	1.1

Communications Equipment	1.0

Life Sciences Tools & Services	1.0

Road & Rail	1.0

Tobacco	0.8%

Consumer Finance	0.7

Textiles, Apparel & Luxury Goods	0.7

Air Freight & Logistics	0.6

Electrical Equipment	0.5

Electronic Equipment, Instruments & Components	0.5

Multiline Retail	0.5

Airlines	0.4

Commercial Services & Supplies	0.4

Containers & Packaging	0.4

Energy Equipment & Services	0.4

Household Durables	0.4

Automobiles	0.3

Building Products	0.3

Professional Services	0.3

Metals & Mining	0.2

Personal Products	0.2

Trading Companies & Distributors	0.2

Auto Components	0.1

Construction & Engineering	0.1

Construction Materials	0.1

Distributors	0.1

Gas Utilities	0.1

Health Care Technology	0.1

Independent Power & Renewable Electricity Producers	0.1

Real Estate	0.1

Real Estate Management & Development	0.1

Water Utilities	0.1

Wireless Telecommunication Services	0.1

Diversified Consumer Services	0.0	‡

Leisure Products	0.0	‡

Short-Term Investment	0.7

Other Assets, Less Liabilities	–0.1

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2019 (excluding short-term investments) (Unaudited)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Alphabet, Inc.

4.	Amazon.com, Inc.

5.	Facebook, Inc., Class A
6.	Berkshire Hathaway, Inc., Class B

7.	JPMorgan Chase & Co.

8.	Johnson & Johnson

9.	Procter & Gamble Co.

10.	Visa, Inc., Class A

8	MainStay MacKay S&P 500 Index Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Francis J. Ok and Lee Baker of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay S&P 500 Index Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay MacKay S&P 500 Index Fund returned 14.08%, underperforming the 14.33% return of the Fund’s primary benchmark, the S&P 500® Index. Over the same period, Class I shares outperformed the 12.66% return of the Morningstar Large Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Although the Fund seeks investment results that correspond to the total return performance of common stocks in the aggregate, as represented by the S&P 500® Index, the Fund’s relative performance will typically lag that of the Index because the Fund incurs operating expenses that the S&P 500® Index does not.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The strongest performing S&P 500® industry groups during the reporting period in terms of total return included construction materials, water utilities and household durables. The industry groups with the lowest total returns during the same period included energy equipment & services, tobacco, and oil, gas & consumable fuels.

During the reporting period, which S&P 500® industries made the strongest contributions to the Fund’s absolute performance and which industries made the weakest contributions?

The industry groups that made the strongest contributions to the Fund’s absolute performance during the reporting period included oil, gas & consumable fuels, health care providers & services, and technology hardware storage & peripherals. (Contributions take weightings and total returns into account.) During the same period, the industry groups that made the weakest contributions to the Fund’s absolute performance included IT services, semiconductors & semiconductor equipment, and machinery.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?

The S&P 500® stocks producing the highest total returns during the reporting period included Lam Research, KLA and Advanced Micro Devices. Conversely, the S&P® 500 stocks with the lowest total returns over the same period were PG&E, DXC Technology and Nektar Therapeutics.

During the reporting period, which S&P 500® stocks made the strongest contributions to the Fund’s absolute performance and which stocks made the weakest contributions?

The strongest contributors to the Fund’s absolute performance during the reporting period included Applied Materials, Lam Research and Edwards Lifesciences. During the same period, the weakest contributions made by S&P 500® stocks to the Fund’s absolute performance were PG&E, Concho Resources and DXC Technology.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 24 additions and 24 deletions in the S&P 500® Index. In terms of Index weight, significant additions to the S&P 500® Index included Dow and T-Mobile, while significant deletions included Aethon Minerals and Express Scripts.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2019

	Shares	Value

Common Stocks 99.4%†
Aerospace & Defense 2.6%
Arconic, Inc.	15,500	$425,785
Boeing Co.	21,390	7,270,675
General Dynamics Corp.	9,348	1,652,727
Huntington Ingalls Industries, Inc.	1,655	373,467
L3Harris Technologies, Inc.	8,933	1,842,967
Lockheed Martin Corp.	9,943	3,745,329
Northrop Grumman Corp.	6,296	2,219,214
Raytheon Co.	11,105	2,356,592
Textron, Inc.	9,281	427,761
TransDigm Group, Inc.	1,986	1,045,192
United Technologies Corp.	32,337	4,642,947

		26,002,656

Air Freight & Logistics 0.6%
C.H. Robinson Worldwide, Inc.	5,443	411,708
Expeditors International of Washington, Inc.	6,856	500,077
FedEx Corp.	9,557	1,458,972
United Parcel Service, Inc., Class B	27,807	3,202,532

		5,573,289

Airlines 0.4%
Alaska Air Group, Inc.	4,923	341,804
American Airlines Group, Inc.	15,783	474,437
Delta Air Lines, Inc.	23,154	1,275,323
Southwest Airlines Co.	19,487	1,093,805
United Airlines Holdings, Inc. (a)	8,811	800,391

		3,985,760

Auto Components 0.1%
Aptiv PLC	10,279	920,484
BorgWarner, Inc.	8,263	344,402

		1,264,886

Automobiles 0.3%
Ford Motor Co.	156,218	1,341,913
General Motors Co.	50,271	1,868,070
Harley-Davidson, Inc.	6,342	246,767

		3,456,750

Banks 5.6%
Bank of America Corp.	335,199	10,481,673
BB&T Corp.	30,535	1,619,882
Citigroup, Inc.	90,389	6,495,354
Citizens Financial Group, Inc.	17,889	628,977
Comerica, Inc.	5,976	390,950
Fifth Third Bancorp	28,986	842,913
First Republic Bank	6,730	715,803
Huntington Bancshares, Inc.	41,721	589,518
JPMorgan Chase & Co.	127,937	15,981,890
KeyCorp	40,198	722,358
M&T Bank Corp.	5,348	837,122
People’s United Financial, Inc.	16,578	268,066

	Shares	Value

Banks (continued)
PNC Financial Services Group, Inc.	17,816	$2,613,607
Regions Financial Corp.	40,398	650,408
SunTrust Banks, Inc.	17,694	1,209,208
SVB Financial Group (a)	2,086	462,007
U.S. Bancorp	57,297	3,267,075
Wells Fargo & Co.	160,207	8,271,487
Zions Bancorp., N.A.	7,081	343,216

		56,391,514

Beverages 1.9%
Brown-Forman Corp., Class B	7,283	477,182
Coca-Cola Co.	153,982	8,381,240
Constellation Brands, Inc., Class A	6,665	1,268,549
Molson Coors Brewing Co., Class B	7,486	394,662
Monster Beverage Corp. (a)	15,604	875,853
PepsiCo., Inc.	55,887	7,666,020

		19,063,506

Biotechnology 2.3%
AbbVie, Inc.	58,934	4,688,200
Alexion Pharmaceuticals, Inc. (a)	8,939	942,171
Amgen, Inc.	23,996	5,117,147
Biogen, Inc. (a)	7,380	2,204,480
Celgene Corp. (a)	28,358	3,063,515
Gilead Sciences, Inc.	50,693	3,229,651
Incyte Corp. (a)	7,095	595,412
Regeneron Pharmaceuticals, Inc. (a)	3,197	979,177
Vertex Pharmaceuticals, Inc. (a)	10,284	2,010,316

		22,830,069

Building Products 0.3%
A.O. Smith Corp.	5,535	274,979
Allegion PLC	3,745	434,569
Fortune Brands Home & Security, Inc.	5,576	334,839
Johnson Controls International PLC	31,724	1,374,601
Masco Corp.	11,704	541,310

		2,960,298

Capital Markets 2.7%
Affiliated Managers Group, Inc.	2,040	162,955
Ameriprise Financial, Inc.	5,236	790,060
Bank of New York Mellon Corp.	34,323	1,604,600
BlackRock, Inc.	4,701	2,170,452
Cboe Global Markets, Inc.	4,453	512,763
Charles Schwab Corp.	46,550	1,895,050
CME Group, Inc.	14,270	2,936,052
E*TRADE Financial Corp.	9,064	378,785
Franklin Resources, Inc.	11,286	310,929
Goldman Sachs Group, Inc.	12,948	2,762,844
Intercontinental Exchange, Inc.	22,480	2,120,314
Invesco, Ltd.	15,413	259,247
MarketAxess Holdings, Inc.	1,570	578,686
Moody’s Corp.	6,511	1,436,913
Morgan Stanley	50,259	2,314,427

10	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Capital Markets (continued)
MSCI, Inc.	3,376	$791,874
Nasdaq, Inc.	4,623	461,237
Northern Trust Corp.	8,598	857,049
Raymond James Financial, Inc.	4,944	412,775
S&P Global, Inc.	9,810	2,530,882
State Street Corp.	14,877	982,923
T. Rowe Price Group, Inc.	9,426	1,091,531

		27,362,348

Chemicals 1.9%
Air Products & Chemicals, Inc.	8,776	1,871,570
Albemarle Corp. (b)	4,222	256,444
Celanese Corp.	4,951	599,814
CF Industries Holdings, Inc.	8,814	399,715
Corteva, Inc. (a)	29,852	787,496
Dow, Inc. (a)	29,854	1,507,328
DuPont de Nemours, Inc.	29,852	1,967,545
Eastman Chemical Co.	5,524	420,045
Ecolab, Inc.	10,017	1,923,965
FMC Corp.	5,247	480,101
International Flavors & Fragrances, Inc. (b)	4,272	521,227
Linde PLC	21,638	4,291,897
LyondellBasell Industries N.V., Class A	10,328	926,422
Mosaic Co.	14,150	281,302
PPG Industries, Inc.	9,412	1,177,629
Sherwin-Williams Co.	3,285	1,880,071

		19,292,571

Commercial Services & Supplies 0.4%
Cintas Corp.	3,321	892,253
Copart, Inc. (a)	8,038	664,260
Republic Services, Inc.	8,470	741,210
Rollins, Inc.	5,634	214,712
Waste Management, Inc.	15,576	1,747,783

		4,260,218

Communications Equipment 1.0%
Arista Networks, Inc. (a)	2,177	532,429
Cisco Systems, Inc.	169,626	8,058,931
F5 Networks, Inc. (a)	2,379	342,767
Juniper Networks, Inc.	13,726	340,679
Motorola Solutions, Inc.	6,569	1,092,556

		10,367,362

Construction & Engineering 0.1%
Jacobs Engineering Group, Inc.	5,421	507,297
Quanta Services, Inc.	5,664	238,171

		745,468

Construction Materials 0.1%
Martin Marietta Materials, Inc.	2,490	652,156
Vulcan Materials Co.	5,266	752,353

		1,404,509

	Shares	Value

Consumer Finance 0.7%
American Express Co.	27,301	$3,201,861
Capital One Financial Corp.	18,720	1,745,640
Discover Financial Services	12,733	1,021,951
Synchrony Financial	24,422	863,806

		6,833,258

Containers & Packaging 0.4%
Amcor PLC (a)	64,704	615,982
Avery Dennison Corp.	3,365	430,249
Ball Corp.	13,346	933,820
International Paper Co.	15,843	692,022
Packaging Corp. of America	3,767	412,336
Sealed Air Corp.	6,208	259,308
WestRock Co.	10,248	382,968

		3,726,685

Distributors 0.1%
Genuine Parts Co.	5,822	597,221
LKQ Corp. (a)	12,331	419,130

		1,016,351

Diversified Consumer Services 0.0%‡
H&R Block, Inc.	8,105	202,544

Diversified Financial Services 1.6%
Berkshire Hathaway, Inc., Class B (a)	78,457	16,678,389

Diversified Telecommunication Services 2.1%
AT&T, Inc.	291,960	11,237,540
CenturyLink, Inc.	38,240	494,826
Verizon Communications, Inc.	164,871	9,969,749

		21,702,115

Electric Utilities 2.1%
Alliant Energy Corp.	9,504	506,943
American Electric Power Co., Inc.	19,670	1,856,651
Duke Energy Corp.	29,024	2,735,802
Edison International	14,327	901,168
Entergy Corp.	7,955	966,374
Evergy, Inc.	9,421	602,096
Eversource Energy	12,948	1,084,266
Exelon Corp.	38,708	1,760,827
FirstEnergy Corp.	21,606	1,044,002
NextEra Energy, Inc.	19,556	4,660,977
Pinnacle West Capital Corp.	4,476	421,281
PPL Corp.	28,772	963,574
Southern Co.	41,493	2,599,952
Xcel Energy, Inc.	20,981	1,332,503

		21,436,416

Electrical Equipment 0.5%
AMETEK, Inc.	9,082	832,365
Eaton Corp. PLC	16,869	1,469,459
Emerson Electric Co.	24,503	1,718,885
Rockwell Automation, Inc.	4,719	811,621

		4,832,330

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value

Common Stocks (continued)
Electronic Equipment, Instruments & Components 0.5%
Amphenol Corp., Class A	11,910	$1,194,930
CDW Corp.	5,794	741,111
Corning, Inc.	31,286	927,004
FLIR Systems, Inc.	5,398	278,321
IPG Photonics Corp. (a)	1,419	190,543
Keysight Technologies, Inc. (a)	7,502	757,027
TE Connectivity, Ltd.	13,430	1,201,985

		5,290,921

Energy Equipment & Services 0.4%
Baker Hughes Co.	25,928	554,859
Halliburton Co.	34,842	670,709
Helmerich & Payne, Inc.	4,405	165,188
National Oilwell Varco, Inc.	15,385	348,009
Schlumberger, Ltd.	55,221	1,805,174
TechnipFMC PLC	16,792	331,306

		3,875,245

Entertainment 1.8%
Activision Blizzard, Inc.	30,537	1,710,988
Electronic Arts, Inc. (a)	11,827	1,140,123
Netflix, Inc. (a)	17,429	5,009,269
Take-Two Interactive Software, Inc. (a)	4,486	539,890
Viacom, Inc., Class B	14,098	303,953
Walt Disney Co.	72,077	9,364,244

		18,068,467

Equity Real Estate Investment Trusts 3.0%
Alexandria Real Estate Equities, Inc.	4,501	714,534
American Tower Corp.	17,622	3,843,006
Apartment Investment & Management Co., Class A	5,933	325,603
AvalonBay Communities, Inc.	5,556	1,209,319
Boston Properties, Inc.	5,751	789,037
Crown Castle International Corp.	16,574	2,300,305
Digital Realty Trust, Inc.	8,303	1,054,813
Duke Realty Corp.	14,462	508,195
Equinix, Inc.	3,394	1,923,651
Equity Residential	13,948	1,236,630
Essex Property Trust, Inc.	2,619	856,753
Extra Space Storage, Inc.	5,142	577,292
Federal Realty Investment Trust	2,789	379,332
Host Hotels & Resorts, Inc.	29,541	484,177
Iron Mountain, Inc.	11,437	375,134
Kimco Realty Corp.	16,824	362,725
Macerich Co. (b)	4,409	121,248
Mid-America Apartment Communities, Inc.	4,544	631,571
Prologis, Inc.	25,147	2,206,901
Public Storage	5,984	1,333,594
Realty Income Corp.	12,732	1,041,350
Regency Centers Corp.	6,662	447,953

	Shares	Value

Equity Real Estate Investment Trusts (continued)
SBA Communications Corp.	4,514	$1,086,294
Simon Property Group, Inc.	12,319	1,856,227
SL Green Realty Corp.	3,298	275,713
UDR, Inc.	11,718	588,829
Ventas, Inc.	14,908	970,511
Vornado Realty Trust	6,336	415,832
Welltower, Inc.	16,144	1,464,099
Weyerhaeuser Co.	29,691	867,274

		30,247,902

Food & Staples Retailing 1.6%
Costco Wholesale Corp.	17,533	5,209,229
Kroger Co.	32,162	792,472
Sysco Corp.	20,533	1,639,971
Walgreens Boots Alliance, Inc.	30,355	1,662,847
Walmart, Inc.	56,823	6,663,065

		15,967,584

Food Products 1.1%
Archer-Daniels-Midland Co.	22,332	938,837
Campbell Soup Co.	6,747	312,454
Conagra Brands, Inc.	19,371	523,986
General Mills, Inc.	24,147	1,228,116
Hershey Co.	5,960	875,345
Hormel Foods Corp.	11,110	454,288
J.M. Smucker Co.	4,533	479,048
Kellogg Co.	9,908	629,455
Kraft Heinz Co.	24,803	801,881
Lamb Weston Holdings, Inc.	5,830	454,973
McCormick & Co., Inc.	4,881	784,328
Mondelez International, Inc., Class A	57,423	3,011,836
Tyson Foods, Inc., Class A	11,752	972,948

		11,467,495

Gas Utilities 0.1%
Atmos Energy Corp.	4,729	531,918

Health Care Equipment & Supplies 3.5%
Abbott Laboratories	70,716	5,912,565
ABIOMED, Inc. (a)	1,798	373,229
Align Technology, Inc. (a)	2,972	749,806
Baxter International, Inc.	20,428	1,566,828
Becton Dickinson & Co.	10,753	2,752,768
Boston Scientific Corp. (a)	55,736	2,324,191
Cooper Cos., Inc.	1,972	573,852
Danaher Corp.	25,546	3,520,750
DENTSPLY SIRONA, Inc.	8,970	491,377
Edwards Lifesciences Corp. (a)	8,312	1,981,414
Hologic, Inc. (a)	10,687	516,289
IDEXX Laboratories, Inc. (a)	3,427	976,729
Intuitive Surgical, Inc. (a)	4,603	2,545,229
Medtronic PLC	53,448	5,820,487
ResMed, Inc.	5,748	850,244

12	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Stryker Corp.	12,838	$2,776,474
Teleflex, Inc.	1,839	638,887
Varian Medical Systems, Inc. (a)	3,625	437,936
Zimmer Biomet Holdings, Inc.	8,165	1,128,648

		35,937,703

Health Care Providers & Services 2.7%
AmerisourceBergen Corp.	6,085	519,537
Anthem, Inc.	10,253	2,758,877
Cardinal Health, Inc.	11,882	587,565
Centene Corp. (a)	16,479	874,705
Cigna Corp. (a)	15,128	2,699,743
CVS Health Corp.	51,789	3,438,272
DaVita, Inc. (a)	3,874	227,016
HCA Healthcare, Inc.	10,644	1,421,400
Henry Schein, Inc. (a)	5,942	371,880
Humana, Inc.	5,383	1,583,679
Laboratory Corp. of America Holdings (a)	3,927	647,052
McKesson Corp.	7,398	983,934
Quest Diagnostics, Inc.	5,356	542,295
UnitedHealth Group, Inc.	37,887	9,574,045
Universal Health Services, Inc., Class B	3,250	446,745
WellCare Health Plans, Inc. (a)	2,005	594,683

		27,271,428

Health Care Technology 0.1%
Cerner Corp.	12,739	855,042

Hotels, Restaurants & Leisure 1.9%
Carnival Corp.	15,962	684,610
Chipotle Mexican Grill, Inc. (a)	1,020	793,723
Darden Restaurants, Inc.	4,902	550,348
Hilton Worldwide Holdings, Inc.	11,478	1,112,907
Las Vegas Sands Corp.	13,529	836,633
Marriott International, Inc., Class A	11,019	1,394,454
McDonald’s Corp.	30,442	5,987,941
MGM Resorts International	20,863	594,596
Norwegian Cruise Line Holdings, Ltd. (a)	8,586	435,825
Royal Caribbean Cruises, Ltd.	6,852	745,703
Starbucks Corp.	47,894	4,049,917
Wynn Resorts, Ltd.	3,862	468,615
Yum! Brands, Inc.	12,198	1,240,659

		18,895,931

Household Durables 0.4%
D.R. Horton, Inc.	13,540	709,090
Garmin, Ltd.	5,781	541,969
Leggett & Platt, Inc.	5,233	268,453
Lennar Corp., Class A	11,379	678,188
Mohawk Industries, Inc. (a)	2,454	351,854

	Shares	Value

Household Durables (continued)
Newell Brands, Inc.	15,247	$289,236
NVR, Inc. (a)	137	498,213
PulteGroup, Inc.	10,164	398,835
Whirlpool Corp.	2,525	384,103

		4,119,941

Household Products 1.8%
Church & Dwight Co., Inc.	9,815	686,461
Clorox Co.	5,078	749,970
Colgate-Palmolive Co.	34,225	2,347,835
Kimberly-Clark Corp.	13,706	1,821,253
Procter & Gamble Co.	99,999	12,450,876

		18,056,395

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	26,460	451,143
NRG Energy, Inc.	10,080	404,410

		855,553

Industrial Conglomerates 1.3%
3M Co.	22,980	3,791,470
General Electric Co.	347,656	3,469,607
Honeywell International, Inc.	28,789	4,972,724
Roper Technologies, Inc.	4,138	1,394,341

		13,628,142

Insurance 2.3%
Aflac, Inc.	29,720	1,579,915
Allstate Corp.	13,172	1,401,764
American International Group, Inc.	34,673	1,836,282
Aon PLC	9,436	1,822,658
Arthur J. Gallagher & Co.	7,445	679,133
Assurant, Inc.	2,449	308,745
Chubb, Ltd.	18,254	2,782,275
Cincinnati Financial Corp.	6,047	684,581
Everest Re Group, Ltd.	1,623	417,257
Globe Life, Inc.	4,031	392,337
Hartford Financial Services Group, Inc.	14,411	822,580
Lincoln National Corp.	8,068	455,681
Loews Corp.	10,405	509,845
Marsh & McLennan Cos., Inc.	20,258	2,099,134
MetLife, Inc.	31,849	1,490,215
Principal Financial Group, Inc.	10,327	551,255
Progressive Corp.	23,281	1,622,686
Prudential Financial, Inc.	16,187	1,475,283
Travelers Cos., Inc.	10,442	1,368,528
Unum Group	8,447	232,630
Willis Towers Watson PLC	5,152	962,909

		23,495,693

Interactive Media & Services 4.9%
Alphabet, Inc. (a)
Class C	12,074	15,214,568
Class A	11,968	15,065,319

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value

Common Stocks (continued)
Interactive Media & Services (continued)
Facebook, Inc., Class A (a)	96,123	$18,421,973
TripAdvisor, Inc. (a)	4,126	166,690
Twitter, Inc. (a)	30,930	926,972

		49,795,522

Internet & Direct Marketing Retail 3.4%
Amazon.com, Inc. (a)	16,602	29,496,109
Booking Holdings, Inc. (a)	1,701	3,484,958
eBay, Inc.	31,547	1,112,032
Expedia Group, Inc.	5,518	754,090

		34,847,189

IT Services 5.4%
Accenture PLC, Class A	25,429	4,715,045
Akamai Technologies, Inc. (a)	6,542	565,883
Alliance Data Systems Corp.	1,575	157,500
Automatic Data Processing, Inc.	17,351	2,814,853
Broadridge Financial Solutions, Inc.	4,572	572,506
Cognizant Technology Solutions Corp., Class A	22,099	1,346,713
DXC Technology Co.	10,698	296,014
Fidelity National Information Services, Inc.	24,384	3,212,836
Fiserv, Inc. (a)	22,672	2,406,406
FleetCor Technologies, Inc. (a)	3,435	1,010,646
Gartner, Inc. (a)	3,591	553,301
Global Payments, Inc.	11,983	2,027,284
International Business Machines Corp.	35,347	4,726,954
Jack Henry & Associates, Inc.	3,077	435,580
Leidos Holdings, Inc.	5,409	466,418
Mastercard, Inc., Class A	35,672	9,874,366
Paychex, Inc.	12,752	1,066,577
PayPal Holdings, Inc. (a)	47,015	4,894,262
VeriSign, Inc. (a)	4,181	794,474
Visa, Inc., Class A	69,003	12,341,877
Western Union Co.	17,174	430,380

		54,709,875

Leisure Products 0.0%‡
Hasbro, Inc.	4,696	456,968

Life Sciences Tools & Services 1.0%
Agilent Technologies, Inc.	12,600	954,450
Illumina, Inc. (a)	5,860	1,731,747
IQVIA Holdings, Inc. (a)	7,289	1,052,678
Mettler-Toledo International, Inc. (a)	988	696,481
PerkinElmer, Inc.	4,421	380,029
Thermo Fisher Scientific, Inc.	15,946	4,815,373
Waters Corp. (a)	2,671	565,237

		10,195,995

	Shares	Value

Machinery 1.6%
Caterpillar, Inc.	22,510	$3,101,878
Cummins, Inc.	6,314	1,089,039
Deere & Co.	12,638	2,200,781
Dover Corp.	5,793	601,835
Flowserve Corp.	5,227	255,287
Fortive Corp.	11,756	811,164
IDEX Corp.	3,015	468,923
Illinois Tool Works, Inc.	11,778	1,985,535
Ingersoll-Rand PLC	9,614	1,219,920
PACCAR, Inc.	13,812	1,050,541
Parker-Hannifin Corp.	5,113	938,184
Pentair PLC	6,723	278,803
Snap-On, Inc.	2,208	359,175
Stanley Black & Decker, Inc.	6,041	914,185
Wabtec Corp.	7,257	503,418
Xylem, Inc.	7,173	550,097

		16,328,765

Media 1.4%
CBS Corp., Class B	13,093	471,872
Charter Communications, Inc., Class A (a)	6,469	3,026,586
Comcast Corp., Class A	181,223	8,122,415
Discovery, Inc. (a)
Class C	14,938	377,035
Class A (b)	6,292	169,601
DISH Network Corp., Class A (a)	9,643	331,526
Fox Corp.
Class A	14,127	452,629
Class B (a)	6,473	202,216
Interpublic Group of Cos., Inc.	15,429	335,581
News Corp.
Class A	15,369	210,709
Class B	4,872	68,793
Omnicom Group, Inc.	8,778	677,574

		14,446,537

Metals & Mining 0.2%
Freeport-McMoRan, Inc.	57,829	567,881
Newmont Goldcorp Corp.	32,674	1,298,138
Nucor Corp.	12,151	654,331

		2,520,350

Multi-Utilities 1.1%
Ameren Corp.	9,790	760,683
CenterPoint Energy, Inc.	20,021	582,011
CMS Energy Corp.	11,312	723,063
Consolidated Edison, Inc.	13,290	1,225,604
Dominion Energy, Inc.	32,887	2,714,822
DTE Energy Co.	7,303	929,818
NiSource, Inc.	14,874	417,067
Public Service Enterprise Group, Inc.	20,149	1,275,633
Sempra Energy	10,939	1,580,795
WEC Energy Group, Inc.	12,576	1,187,174

		11,396,670

14	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Multiline Retail 0.5%
Dollar General Corp.	10,299	$1,651,342
Dollar Tree, Inc. (a)	9,471	1,045,598
Kohl’s Corp.	6,460	331,139
Macy’s, Inc.	12,313	186,665
Nordstrom, Inc. (b)	4,192	150,493
Target Corp.	20,425	2,183,637

		5,548,874

Oil, Gas & Consumable Fuels 3.9%
Apache Corp.	14,985	324,575
Cabot Oil & Gas Corp.	16,876	314,569
Chevron Corp.	75,943	8,820,020
Cimarex Energy Co.	4,043	170,695
Concho Resources, Inc.	7,997	539,957
ConocoPhillips	44,419	2,451,929
Devon Energy Corp.	16,557	335,776
Diamondback Energy, Inc.	6,523	559,412
EOG Resources, Inc.	23,135	1,603,487
Exxon Mobil Corp.	168,675	11,397,370
Hess Corp.	10,355	680,841
HollyFrontier Corp.	6,058	332,827
Kinder Morgan, Inc.	77,611	1,550,668
Marathon Oil Corp.	32,613	376,028
Marathon Petroleum Corp.	26,417	1,689,367
Noble Energy, Inc.	19,065	367,192
Occidental Petroleum Corp.	35,693	1,445,567
ONEOK, Inc.	16,454	1,148,983
Phillips 66	17,947	2,096,569
Pioneer Natural Resources Co.	6,714	825,956
Valero Energy Corp.	16,635	1,613,262
Williams Cos., Inc.	48,307	1,077,729

		39,722,779

Personal Products 0.2%
Coty, Inc., Class A	11,985	140,104
Estee Lauder Cos., Inc., Class A	8,740	1,628,000

		1,768,104

Pharmaceuticals 4.4%
Allergan PLC	13,125	2,311,444
Bristol-Myers Squibb Co.	65,210	3,741,098
Eli Lilly & Co.	33,993	3,873,502
Johnson & Johnson	105,451	13,923,750
Merck & Co., Inc.	102,272	8,862,892
Mylan N.V. (a)	20,549	393,513
Perrigo Co. PLC	4,983	264,199
Pfizer, Inc.	221,333	8,492,547
Zoetis, Inc.	19,083	2,441,097

		44,304,042

Professional Services 0.3%
Equifax, Inc.	4,816	658,395

	Shares	Value

Professional Services (continued)
IHS Markit, Ltd. (a)	16,049	$1,123,751
Nielsen Holdings PLC	14,172	285,708
Robert Half International, Inc.	4,723	270,486
Verisk Analytics, Inc.	6,524	944,023

		3,282,363

Real Estate 0.1%
Healthpeak Properties, Inc.	19,650	739,233

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (a)	13,457	720,622

Road & Rail 1.0%
CSX Corp.	31,936	2,244,143
J.B. Hunt Transport Services, Inc.	3,467	407,580
Kansas City Southern	4,009	564,387
Norfolk Southern Corp.	10,604	1,929,928
Union Pacific Corp.	28,220	4,669,281

		9,815,319

Semiconductors & Semiconductor Equipment 4.1%
Advanced Micro Devices, Inc. (a)	43,374	1,471,680
Analog Devices, Inc.	14,741	1,571,833
Applied Materials, Inc.	37,323	2,025,146
Broadcom, Inc.	15,927	4,664,222
Intel Corp.	177,006	10,006,149
KLA Corp.	6,444	1,089,294
Lam Research Corp.	5,783	1,567,424
Maxim Integrated Products, Inc.	10,861	637,106
Microchip Technology, Inc.	9,484	894,246
Micron Technology, Inc. (a)	44,121	2,097,953
NVIDIA Corp.	24,279	4,880,565
Qorvo, Inc. (a)	4,750	384,085
QUALCOMM, Inc.	48,465	3,898,525
Skyworks Solutions, Inc.	6,885	626,948
Texas Instruments, Inc.	37,404	4,413,298
Xilinx, Inc.	10,124	918,652

		41,147,126

Software 6.6%
Adobe, Inc. (a)	19,454	5,406,850
ANSYS, Inc. (a)	3,345	736,402
Autodesk, Inc. (a)	8,755	1,290,137
Cadence Design Systems, Inc. (a)	11,204	732,181
Citrix Systems, Inc.	4,986	542,776
Fortinet, Inc. (a)	5,886	480,062
Intuit, Inc.	10,335	2,661,263
Microsoft Corp.	305,082	43,739,606
NortonLifeLock, Inc.	22,750	520,520
Oracle Corp.	88,091	4,800,079
salesforce.com, Inc. (a)	35,090	5,491,234
Synopsys, Inc. (a)	5,976	811,242

		67,212,352

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value

Common Stocks (continued)
Specialty Retail 2.4%
Advance Auto Parts, Inc.	2,859	$464,530
AutoZone, Inc. (a)	977	1,118,059
Best Buy Co., Inc.	9,262	665,289
CarMax, Inc. (a)	6,625	617,251
Gap, Inc.	8,437	137,186
Home Depot, Inc.	43,866	10,290,086
L Brands, Inc.	9,143	155,797
Lowe’s Cos., Inc.	30,838	3,441,829
O’Reilly Automotive, Inc. (a)	3,061	1,333,096
Ross Stores, Inc.	14,650	1,606,666
Tiffany & Co.	4,307	536,265
TJX Cos., Inc.	48,344	2,787,032
Tractor Supply Co.	4,809	456,951
Ulta Beauty, Inc. (a)	2,354	548,835

		24,158,872

Technology Hardware, Storage & Peripherals 4.5%
Apple, Inc. (c)	169,735	42,223,279
Hewlett Packard Enterprise Co.	52,418	860,179
HP, Inc.	59,294	1,029,937
NetApp, Inc.	9,520	531,978
Seagate Technology PLC	9,473	549,718
Western Digital Corp.	11,679	603,220
Xerox Holdings Corp. (a)	7,615	258,377

		46,056,688

Textiles, Apparel & Luxury Goods 0.7%
Capri Holdings, Ltd. (a)	6,017	186,948
Hanesbrands, Inc.	14,410	219,176
NIKE, Inc., Class B	50,102	4,486,634
PVH Corp.	2,986	260,260
Ralph Lauren Corp.	2,081	199,901
Tapestry, Inc.	11,568	299,148
Under Armour, Inc. (a)
Class C	7,744	143,264
Class A	7,495	154,772
VF Corp.	12,982	1,068,289

		7,018,392

Tobacco 0.8%
Altria Group, Inc.	74,586	3,340,707
Philip Morris International, Inc.	62,023	5,051,153

		8,391,860

Trading Companies & Distributors 0.2%
Fastenal Co.	22,816	820,007
United Rentals, Inc. (a)	3,135	418,742
W.W. Grainger, Inc.	1,768	546,029

		1,784,778

Water Utilities 0.1%
American Water Works Co., Inc.	7,196	887,051

Wireless Telecommunication Services 0.1%
T-Mobile U.S., Inc. (a)	12,593	1,040,937

Total Common Stocks (d) (Cost $265,416,297)		1,008,251,915

	Principal Amount	Value

Short-Term Investments 0.7%
U.S. Governments 0.7%
United States Treasury Bills (e)
1.572%, due 1/9/20	$200,000	$199,413
1.60%, due 1/9/20	100,000	99,706
1.646%, due 1/9/20	300,000	299,119
1.647%, due 1/9/20	400,000	398,825
1.651%, due 1/9/20	1,900,000	1,894,419
1.655%, due 1/9/20	600,000	598,238
1.655%, due 1/23/20 (c)	300,000	298,950
1.681%, due 1/9/20	100,000	99,706
1.686%, due 1/9/20	200,000	199,413
1.875%, due 1/9/20	2,800,000	2,791,776
1.875%, due 1/23/20 (c)	400,000	398,600

Total U.S. Governments (Cost $7,275,656)		7,278,165

Unaffiliated Investment Company 0.0%‡
State Street Navigator Securities Lending Government Money Market Portfolio, 1.75% (f)(g)	217,440	217,440

Total Unaffiliated Investment Company (Cost $217,440)		217,440

Total Short-Term Investments (Cost $7,493,096)		7,495,605

Total Investments (Cost $272,909,393)	100.1%	1,015,747,520
Other Assets, Less Liabilities	(0.1)	(1,620,202)
Net Assets	100.0%	$1,014,127,318

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of October 31, 2019, the aggregate market value of securities on loan was $1,166,851; the total market value of collateral held by the Fund was $1,189,765. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $972,325 (See Note 2(I)).

(c)	Represents a security which was maintained at the broker as collateral for futures contracts.

(d)	The combined market value of common stocks and notional value of Standard & Poor’s 500 Index futures contracts represents 100.1% of the Portfolio’s net assets.

(e)	Interest rate shown represents yield to maturity.

(f)	Current yield as of October 31, 2019.

(g)	Represents security purchased with cash collateral received for securities on loan.

16	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Futures Contracts

As of October 31, 2019, the Portfolio held the following futures contracts:

Type	Number of Contracts Long	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[1]
Long Contracts
S&P 500 Index Mini	47	December 2019	$7,036,232	$7,134,130	$97,898

1.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2019.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$1,008,251,915	$—	$—	$1,008,251,915
Short-Term Investments
U.S. Governments	—	7,278,165	—	7,278,165
Unaffiliated Investment Company	217,440	—	—	217,440

Total Short-Term Investments	217,440	7,278,165	—	7,495,605

Total Investments in Securities	1,008,469,355	7,278,165	—	1,015,747,520
Other Financial Instruments
Futures Contracts (b)	97,898	—	—	97,898

Total Investments in Securities and Other Financial Instruments	$1,008,567,253	$7,278,165	$—	$1,015,845,418

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in securities, at value (identified cost $272,909,393) including securities on loan of $1,166,851	$1,015,747,520
Cash	114,526
Receivables:
Dividends	906,623
Fund shares sold	350,330
Securities lending	275
Other assets	21,511

Total assets	1,017,140,785

Liabilities
Cash collateral received for securities on loan	217,440
Payables:
Fund shares redeemed	2,241,127
Transfer agent (See Note 3)	166,607
Manager (See Note 3)	133,160
NYLIFE Distributors (See Note 3)	128,407
Variation margin on futures contracts	47,321
Shareholder communication	31,207
Professional fees	24,668
Custodian	14,075
Trustees	1,820
Accrued expenses	7,635

Total liabilities	3,013,467

Net assets	$1,014,127,318

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$20,322
Additional paid-in capital	121,165,009

121,185,331
Total distributable earnings (loss)	892,941,987

Net assets	$1,014,127,318

Class A
Net assets applicable to outstanding shares	$559,780,493

Shares of beneficial interest outstanding	11,284,916

Net asset value per share outstanding	$49.60
Maximum sales charge (3.00% of offering price)	1.53

Maximum offering price per share outstanding	$51.13

Investor Class
Net assets applicable to outstanding shares	$54,504,867

Shares of beneficial interest outstanding	1,101,147

Net asset value per share outstanding	$49.50
Maximum sales charge (3.00% of offering price)	1.53

Maximum offering price per share outstanding	$51.03

Class I
Net assets applicable to outstanding shares	$399,841,958

Shares of beneficial interest outstanding	7,935,845

Net asset value and offering price per share outstanding	$50.38

18	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated	$20,016,696
Interest	312,919
Securities lending	28,358
Dividends-affiliated	12,519
Other	133,072

Total income	20,503,564

Expenses
Manager (See Note 3)	1,644,617
Distribution/Service—Class A (See Note 3)	1,316,570
Distribution/Service—Investor Class (See Note 3)	118,429
Transfer agent (See Note 3)	1,087,977
Professional fees	116,352
Registration	68,773
Custodian	60,330
Shareholder communication	56,782
Trustees	25,526
Miscellaneous	58,265

Total expenses before waiver/reimbursement	4,553,621
Expense waiver/reimbursement from Manager (See Note 3)	(91,811)

Net expenses	4,461,810

Net investment income (loss)	16,041,754

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Unaffiliated investment transactions	171,691,376
Futures transactions	822,003

Net realized gain (loss) on investments and futures transactions	172,513,379

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(66,039,992)
Futures contracts	270,953

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(65,769,039)

Net realized and unrealized gain (loss) on investments and futures transactions	106,744,340

Net increase (decrease) in net assets resulting from operations	$122,786,094

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$16,041,754	$19,113,693
Net realized gain (loss) on investments and futures transactions	172,513,379	135,508,585
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(65,769,039)	(67,945,334)

Net increase (decrease) in net assets resulting from operations	122,786,094	86,676,944

Distributions to shareholders:
Class A	(60,986,418)	(72,197,275)
Investor Class	(5,025,851)	(5,278,641)
Class I	(68,053,474)	(98,433,234)

Total distributions to shareholders	(134,065,743)	(175,909,150)

Capital share transactions:
Net proceeds from sale of shares	176,855,946	171,591,706
Net asset value of shares issued to shareholders in reinvestment of distributions	132,327,267	173,667,164
Cost of shares redeemed	(429,183,530)	(393,967,776)

Increase (decrease) in net assets derived from capital share transactions	(120,000,317)	(48,708,906)

Net increase (decrease) in net assets	(131,279,966)	(137,941,112)

Net Assets
Beginning of year	1,145,407,284	1,283,348,396

End of year	$1,014,127,318	$1,145,407,284

20	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019	2018	2017	2016	2015

Net asset value at beginning of year	$49.27	$53.27	$47.57	$48.27	$46.85

Net investment income (loss) (a)	0.67	0.69	0.65	0.74	0.70

Net realized and unrealized gain (loss) on investments	5.52	2.61	9.47	1.06	1.44

Total from investment operations	6.19	3.30	10.12	1.80	2.14

Less dividends and distributions:

From net investment income	(0.77)	(0.79)	(1.07)	(0.74)	(0.63)

From net realized gain on investments	(5.09)	(6.51)	(3.35)	(1.76)	(0.09)

Total dividends and distributions	(5.86)	(7.30)	(4.42)	(2.50)	(0.72)

Net asset value at end of year	$49.60	$49.27	$53.27	$47.57	$48.27

Total investment return (b)	13.80%	6.77%	22.93%	3.92%	4.60%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.44%	1.39%	1.33%	1.60%	1.48%

Net expenses (c)	0.54%	0.54%	0.60%	0.60%	0.60%

Expenses (before waiver/reimbursement) (c)	0.54%	0.54%	0.64%	0.61%	0.60%

Portfolio turnover rate	3%	3%	3%	4%	4%

Net assets at end of year (in 000’s)	$559,780	$511,043	$527,768	$597,791	$566,621

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Investor Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$49.18	$53.18	$47.51	$48.22	$46.81

Net investment income (loss) (a)	0.59	0.62	0.63	0.69	0.65

Net realized and unrealized gain (loss) on investments	5.52	2.58	9.43	1.05	1.44

Total from investment operations	6.11	3.20	10.06	1.74	2.09

Less dividends and distributions:

From net investment income	(0.70)	(0.69)	(1.04)	(0.69)	(0.59)

From net realized gain on investments	(5.09)	(6.51)	(3.35)	(1.76)	(0.09)

Total dividends and distributions	(5.79)	(7.20)	(4.39)	(2.45)	(0.68)

Net asset value at end of year	$49.50	$49.18	$53.18	$47.51	$48.22

Total investment return (b)	13.62%	6.58%	22.81%	3.81%	4.49%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.26%	1.23%	1.29%	1.49%	1.37%

Net expenses (c)	0.70%	0.70%	0.70%	0.70%	0.70%

Expenses (before waiver/reimbursement) (c)	0.89%	0.87%	0.82%	0.84%	0.81%

Portfolio turnover rate	3%	3%	3%	4%	4%

Net assets at end of year (in 000’s)	$54,505	$41,907	$38,052	$46,999	$39,219

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019	2018	2017	2016	2015

Net asset value at beginning of year	$49.97	$53.93	$48.12	$48.81	$47.35

Net investment income (loss) (a)	0.81	0.83	0.78	0.87	0.83

Net realized and unrealized gain (loss) on investments	5.59	2.64	9.56	1.06	1.46

Total from investment operations	6.40	3.47	10.34	1.93	2.29

Less dividends and distributions:

From net investment income	(0.90)	(0.92)	(1.18)	(0.86)	(0.74)

From net realized gain on investments	(5.09)	(6.51)	(3.35)	(1.76)	(0.09)

Total dividends and distributions	(5.99)	(7.43)	(4.53)	(2.62)	(0.83)

Net asset value at end of year	$50.38	$49.97	$53.93	$48.12	$48.81

Total investment return (b)	14.08%	7.05%	23.20%	4.17%	4.88%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.74%	1.64%	1.58%	1.88%	1.74%

Net expenses (c)	0.29%	0.29%	0.35%	0.35%	0.35%

Expenses (before waiver/reimbursement) (c)	0.29%	0.29%	0.39%	0.35%	0.35%

Portfolio turnover rate	3%	3%	3%	4%	4%

Net assets at end of year (in 000’s)	$399,842	$592,457	$717,528	$755,952	$1,403,507

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

22	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay S&P 500 Index Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has four classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. As of October 31, 2019, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A and Investor Class shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the

“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology

23

Notes to Financial Statements (continued)

used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized

24	MainStay MacKay S&P 500 Index Fund

cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2019, the Fund did not hold any repurchase agreements.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission

25

Notes to Financial Statements (continued)

merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2019, open futures contracts are shown in the Portfolio of Investments.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund had securities on loan with an aggregate market value of $1,166,851; the total market value of collateral held by the Fund was $1,189,765. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $972,325 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $217,440.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. The Fund entered into futures contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$97,898	$97,898

Total Fair Value		$97,898	$97,898

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

26	MainStay MacKay S&P 500 Index Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$822,003	$822,003

Total Realized Gain (Loss)		$822,003	$822,003

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$270,953	$270,953

Total Change in Unrealized Appreciation (Depreciation)		$270,953	$270,953

Average Notional Amount

	Equity Contracts Risk	Total

Futures Contracts Long	$14,855,440	$14,855,440

(L)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.16% up to $2.5 billion and 0.15% in excess of $2.5 billion. During the year ended October 31, 2019, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.16%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses for Class A shares do not exceed 0.60% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Investor Class shares do not exceed 0.70% of its average daily net assets. This voluntary waiver and/or reimbursement may be discontinued at any time without notice.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $1,644,617 and waived its fees and/or reimbursed certain class specific expenses in the amount of $91,811 and paid the Subadvisor in the amount of $776,403.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

27

Notes to Financial Statements (continued)

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $73,832 and $32,078, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $7,867.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$468,112
Investor Class	211,201
Class I	408,664

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$63	$138,682	$(138,745)	$—	$—	$—	$13	$—	—

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$279,307,115	$745,897,904	$(9,457,499)	$736,440,405

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$16,500,095	$140,001,487	$—	$736,440,405	$892,941,987

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and tax adjustments pertaining to corporate actions.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$(26,457,165)	$26,457,165

The reclassifications for the Fund are primarily due to equalization and distributions in connection with redemption of fund shares.

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$19,817,199	$24,009,907
Long-Term Capital Gain	114,248,544	151,899,243
Total	$134,065,743	$175,909,150

28	MainStay MacKay S&P 500 Index Fund

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of securities, other than short-term securities, were $29,484 and $270,216, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,890,827	$88,707,493
Shares issued to shareholders in reinvestment of dividends and distributions	1,321,239	59,389,687
Shares redeemed	(2,434,394)	(113,380,629)

Net increase (decrease) in shares outstanding before conversion	777,672	34,716,551
Shares converted into Class A (See Note 1)	166,343	7,798,219
Shares converted from Class A (See Note 1)	(30,696)	(1,437,972)

Net increase (decrease)	913,319	$41,076,798

Year ended October 31, 2018:
Shares sold	1,602,818	$79,978,059
Shares issued to shareholders in reinvestment of dividends and distributions	1,487,335	70,232,121
Shares redeemed	(2,829,019)	(140,042,440)

Net increase (decrease) in shares outstanding before conversion	261,134	10,167,740
Shares converted into Class A (See Note 1)	233,178	11,691,145
Shares converted from Class A (See Note 1)	(29,936)	(1,488,324)

Net increase (decrease)	464,376	$20,370,561

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	490,967	$22,997,263
Shares issued to shareholders in reinvestment of dividends and distributions	111,752	5,020,026
Shares redeemed	(217,808)	(10,326,169)

Net increase (decrease) in shares outstanding before conversion	384,911	17,691,120
Shares converted into Investor Class (See Note 1)	30,741	1,437,972
Shares converted from Investor Class (See Note 1)	(166,581)	(7,798,219)

Net increase (decrease)	249,071	$11,330,873

Year ended October 31, 2018:
Shares sold	339,821	$16,969,444
Shares issued to shareholders in reinvestment of dividends and distributions	111,616	5,268,257
Shares redeemed	(108,049)	(5,377,338)

Net increase (decrease) in shares outstanding before conversion	343,388	16,860,363
Shares converted into Investor Class (See Note 1)	26,495	1,314,253
Shares converted from Investor Class (See Note 1)	(233,387)	(11,691,094)

Net increase (decrease)	136,496	$6,483,522

29

Notes to Financial Statements (continued)

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,422,312	$65,151,190
Shares issued to shareholders in reinvestment of dividends and distributions	1,491,055	67,917,554
Shares redeemed	(6,833,596)	(305,476,732)

Net increase (decrease)	(3,920,229)	$(172,407,988)

Year ended October 31, 2018:
Shares sold	1,459,523	$74,644,203
Shares issued to shareholders in reinvestment of dividends and distributions	2,054,558	98,166,786
Shares redeemed	(4,965,353)	(248,547,998)

Net increase (decrease) in shares outstanding before conversion	(1,451,272)	(75,737,009)
Shares converted into Class I (See Note 1)	3,424	174,071
Shares converted from Class I (See Note 1)	(1)	(51)

Net increase (decrease)	(1,447,849)	$(75,562,989)

Note 10–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the

30	MainStay MacKay S&P 500 Index Fund

complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis

MainStay MacKay S&P 500 Index Fund*	$1,025,100	$907,116

*	Inclusive of payments received into MainStay Equity Index Fund prior to its acquisition by the Fund.

At this stage of the proceedings, the Fund does not believe a loss is probable; however, it is difficult to assess with any reasonable certainty the outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay S&P 500 Index Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

32	MainStay MacKay S&P 500 Index Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $114,248,544 as long term capital gain distributions.

For the fiscal year ended October 31, 2019, the Fund designated approximately $19,817,199 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2019 should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

33

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

34	MainStay MacKay S&P 500 Index Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

35

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay MacKay S&P 500 Index Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

37

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1715991 MS159-19	MSSP11-12/19 (NYLIM) NL226

MainStay Floating Rate Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year or Since Inception	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	5/3/2004	–1.12 1.94%	2.49 3.12%	3.66 3.97%	1.05 1.05%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–1.11 1.95	2.49 3.11	3.63 3.94	1.05 1.05
Class B Shares[3]	Maximum 3% CDSC if Redeemed Within the First Four Years of Purchase	With sales charges Excluding sales charges	5/3/2004	–1.73 1.19	2.34 2.34	3.18 3.18	1.80 1.80
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5/3/2004	0.32 1.30	2.37 2.37	3.18 3.18	1.80 1.80
Class I Shares	No Sales Charge		5/3/2004	2.31	3.40	4.24	0.80
Class R3 Shares	No Sales Charge		2/29/2016	1.69	4.52	N/A	1.40
Class R6 Shares	No Sales Charge		2/28/2019	1.84	N/A	N/A	0.63

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

S&P/LSTA Leveraged Loan Index[4]	2.67%	3.83%	5.11%
Credit Suisse Leveraged Loan Index[5]	2.61	3.95	5.26
Morningstar Bank Loan Category Average[6]	1.97	3.02	4.35

4.

The S&P/LSTA Leveraged Loan Index is the Fund’s primary broad-based securities market index for comparison purposes. The S&P/LSTA Leveraged Loan Index is a broad-based index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Credit Suisse Leveraged Loan Index is the Fund’s secondary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans.

Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.

The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,001.60	$5.55	$1,019.66	$5.60	1.10%

Investor Class Shares	$1,000.00	$1,001.60	$5.50	$1,019.71	$5.55	1.09%

Class B Shares	$1,000.00	$997.90	$9.27	$1,015.93	$9.35	1.84%

Class C Shares	$1,000.00	$997.90	$9.27	$1,015.93	$9.35	1.84%

Class I Shares	$1,000.00	$1,004.00	$4.29	$1,020.92	$4.33	0.85%

Class R3 Shares	$1,000.00	$999.80	$7.26	$1,017.95	$7.32	1.44%

Class R6 Shares	$1,000.00	$1,003.90	$3.28	$1,021.93	$3.31	0.65%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2019 (Unaudited)

Electronics	13.6%

Healthcare, Education & Childcare	8.3

Hotels, Motels, Inns & Gaming	7.0

Diversified/Conglomerate Service	5.5

Telecommunications	5.1

Leisure, Amusement, Motion Pictures & Entertainment	4.0

Utilities	3.9

Chemicals, Plastics & Rubber	3.4

Retail Store	3.4

Beverage, Food & Tobacco	3.2

Insurance	3.2

Broadcasting & Entertainment	3.0

Containers, Packaging & Glass	3.0

Diversified/Conglomerate Manufacturing	2.9

Buildings & Real Estate	2.8

Automobile	2.3

Banking	2.3

Personal, Food & Miscellaneous Services	2.3

Finance	2.1

Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	1.7

Mining, Steel, Iron & Non-Precious Metals	1.7

Oil & Gas	1.5

Personal & Nondurable Consumer Products (Manufacturing Only)	1.3

Printing & Publishing	1.3

Aerospace & Defense	0.7

Electric	0.7

Home and Office Furnishings, Housewares & Durable Consumer Products	0.7

Ecological	0.5

Auto Manufacturers	0.4

Commercial Services	0.4

Building Materials	0.3

Chemicals	0.3

Manufacturing	0.3%

Metals & Mining	0.3

Distribution & Wholesale	0.2

Environmental Controls	0.2

Food	0.2

Lodging	0.2

Media	0.2

Personal Transportation	0.2

Pharmaceuticals	0.2

Pipelines	0.2

Radio and TV Broadcasting	0.2

Real Estate	0.2

Trucking & Leasing	0.2

Affiliated Investment Company	0.1

Airlines	0.1

Auto Parts & Equipment	0.1

Diversified Financial Services	0.1

Energy Equipment & Services	0.1

Household Products & Wares	0.1

Housewares	0.1

Machinery—Diversified	0.1

Miscellaneous—Manufacturing	0.1

Oil & Gas Services	0.1

Packaging & Containers	0.1

Retail	0.1

Communications Equipment	0.0	‡

Health Care—Services	0.0	‡

Hotels, Restaurants & Leisure	0.0	‡

Independent Power & Renewable Electricity Producers	0.0	‡

Oil, Gas & Consumable Fuels	0.0	‡

Real Estate Investment Trusts	0.0	‡

Short-Term Investments	5.7

Other Assets, Less Liabilities	–2.5

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2019 (excluding short-term investments) (Unaudited)

1.	Scientific Games International, Inc., 4.536%, due 8/14/24

2.	Asurion LLC, 4.786%–8.286%, due 8/4/22–8/4/25

3.	CommScope, Inc., 5.036%–5.50%, due 3/1/24–4/6/26

4.	McAfee LLC, 5.555%–10.305%, due 9/30/24–9/29/25

5.	Sprint Communications, Inc., 4.313%–4.813%, due 2/2/24
6.	Charter Communications Operating LLC, 3.58%, due 4/30/25

7.	Caesars Resort Collection LLC, 4.536%, due 12/23/24

8.	Epicor Software Corp., 5.04%, due 6/1/22

9.	Hyland Software, Inc., 5.036%–8.786%, due 7/1/24–7/7/25

10.	Valeant Pharmaceuticals International, Inc., 4.921%, due 6/2/25

8	MainStay Floating Rate Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Floating Rate Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay Floating Rate Fund returned 2.31%, underperforming the 2.67% return of the Fund’s primary benchmark, the S&P/LSTA Leveraged Loan Index and the 2.61% return of the Credit Suisse Leveraged Loan Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares outperformed the 1.97% return of the Morningstar Bank Loan Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Market performance was mixed during the reporting period. December 2018 saw the worst performance for the floating-rate market since the “credit crisis” in 2008. Market conditions quickly turned positive in January 2019, and generally remained positive for the balance of the reporting period. The Fund underperformed the S&P/LSTA Leveraged Loan Index primarily due to its underweight positioning in BBB-rated2 credit and its exposure to restructured equity positions. Conversely, the Fund’s relative performance benefited from its overweight exposure to BB- and B-rated credit compared to the benchmark.3

What was the Fund’s duration4 strategy during the reporting period?

Floating-rate loans are, by their nature, a low-duration asset. Loans earn a stated spread5 over a floating reference rate, which is LIBOR.6 Issuers can generally borrow under a 30- to 90-day range with LIBOR. The weighted-average time to LIBOR reset on the Fund’s portfolio ranged between 30 and 90 days during the reporting period.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

On a sector basis, the strongest contributions to the Fund’s performance relative to the S&P/LSTA Leveraged Loan Index included underweight exposure to electronics, overweight exposure to gaming, and market-weight exposure to metals & mining. (Contributions take weightings and total returns into account.) Detracting from these positive contributions was the Fund’s underweight exposure to the oil & gas and broadcasting sectors, and its overweight exposure to home furnishings.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund’s largest purchases during the reporting period included loans and bonds issued by communications equipment maker CommScope, diversified technology and industrial equipment company Johnson Controls (in connection with the spin-off of its Power Solutions business), and satellite communications provider Inmarsat. The Fund’s largest sales during the same period included loans of industrial manufacturer Charter NEX Films, commercial cleaning products supplier ZEP and lead recycler Gopher Resource.

How did the Fund’s sector weightings change during the reporting period?

Notable changes to the Fund’s sector weightings included increases in exposure to the gaming, utilities and industrial equipment sectors, offset by decreases in exposure to the chemicals, retail and automotive sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

3.

An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

6.	The London InterBank Offered Rate (LIBOR) is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

9

How was the Fund positioned at the end of the reporting period?

The Fund’s positioning remained largely unchanged during the reporting period. Over the course of the 12-month period, we raised the Fund’s overall credit quality by increasing exposure to BB- and BBB-rated credit, while modestly lowering exposure in weaker B-rated credit. Towards the last quarter of the reporting period, we also sought to increase the average cash balance of the Fund in response to market conditions.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Floating Rate Fund

Portfolio of Investments October 31, 2019

	Principal Amount	Value
Long-Term Bonds 96.2%† Corporate Bonds 4.2%
Auto Parts & Equipment 0.1%
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26 (a)	$600,000	$510,000
Delphi Technologies PLC 5.00%, due 10/1/25 (a)(b)	1,200,000	1,038,000

		1,548,000

Building Materials 0.1%
Jeld-Wen, Inc. (a)
4.625%, due 12/15/25	590,000	584,100
4.875%, due 12/15/27	780,000	764,400

		1,348,500

Chemicals 0.3%
Element Solutions, Inc. 5.875%, due 12/1/25 (a)	2,800,000	2,922,941
Starfruit Finco B.V. / Starfruit U.S. Holdco LLC 8.00%, due 10/1/26 (a)(b)	1,000,000	995,000

		3,917,941

Chemicals, Plastics & Rubber 0.1%
Alpha 3 B.V. / Alpha U.S. Bidco, Inc. 6.25%, due 2/1/25 (a)	1,600,000	1,608,000

Commercial Services 0.2%
Herc Holdings, Inc. 5.50%, due 7/15/27 (a)	850,000	880,812
Refinitiv U.S. Holdings, Inc. 8.25%, due 11/15/26 (a)	1,000,000	1,122,500

		2,003,312

Distribution & Wholesale 0.2%
IAA, Inc. 5.50%, due 6/15/27 (a)	500,000	535,700
KAR Auction Services, Inc. 5.125%, due 6/1/25 (a)	1,400,000	1,461,250

		1,996,950

Diversified Financial Services 0.1%
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 7/1/21	831,000	834,116

Electric 0.7%
Clearway Energy Operating LLC 5.75%, due 10/15/25	2,776,000	2,848,870
Vistra Energy Corp. 8.125%, due 1/30/26 (a)	3,750,000	4,021,875
Vistra Operations Co. LLC 5.00%, due 7/31/27 (a)	1,500,000	1,548,750

		8,419,495

	Principal Amount	Value
Environmental Controls 0.2%
Advanced Disposal Services, Inc. 5.625%, due 11/15/24 (a)	$1,200,000	$1,252,500
GFL Environmental, Inc. 8.50%, due 5/1/27 (a)	770,000	847,000

		2,099,500

Food 0.2%
B&G Foods, Inc. 5.25%, due 9/15/27	2,500,000	2,493,750
Post Holdings, Inc. 5.50%, due 12/15/29 (a)	240,000	253,008

		2,746,758

Health Care—Services 0.0%‡
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (a)	170,000	157,259

Household Products & Wares 0.1%
Prestige Brands, Inc. 6.375%, due 3/1/24 (a)	700,000	730,625

Housewares 0.1%
Scotts Miracle-Gro Co. 5.25%, due 12/15/26	800,000	842,000

Insurance 0.2%
Acrisure, LLC / Acrisure Finance, Inc. 7.00%, due 11/15/25 (a)	2,280,000	2,086,200
GTCR AP Finance, Inc. 8.00%, due 5/15/27 (a)	900,000	920,250

		3,006,450

Machinery—Diversified 0.1%
RBS Global, Inc. / Rexnord LLC 4.875%, due 12/15/25 (a)	700,000	721,875

Media 0.1%
E.W. Scripps Co. 5.125%, due 5/15/25 (a)	1,200,000	1,216,500
iHeartCommunications, Inc.
6.375%, due 5/1/26	195,382	209,547
8.375%, due 5/1/27	354,129	379,804

		1,805,851

Miscellaneous—Manufacturing 0.1%
Koppers, Inc. 6.00%, due 2/15/25 (a)	2,000,000	1,993,920

Oil & Gas 0.0%‡
EP Energy LLC / Everest Acquisition Finance, Inc. 8.00%, due 2/15/25 (a)(c)(d)	800,000	15,504

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas Services 0.1%
USA Compression Partners, L.P. / USA Compression Finance Corp. 6.875%, due 4/1/26	$640,000	$646,400

Packaging & Containers 0.1%
ARD Finance S.A. 7.125% (7.875% PIK), due 9/15/23 (e)	1,330,000	1,381,537
Plastipak Holdings, Inc. 6.25%, due 10/15/25 (a)(b)	530,000	437,250

		1,818,787

Pharmaceuticals 0.2%
Bausch Health Cos., Inc. (a)
5.50%, due 11/1/25	700,000	731,507
6.50%, due 3/15/22	1,500,000	1,543,125

		2,274,632

Real Estate 0.2%
Realogy Group LLC / Realogy Co-Issuer Corp. 4.875%, due 6/1/23 (a)(b)	2,100,000	2,042,460

Real Estate Investment Trusts 0.0%‡
Ryman Hospitality Properties, Inc. 4.75%, due 10/15/27 (a)	300,000	310,155

Retail 0.1%
PetSmart, Inc. 5.875%, due 6/1/25 (a)	668,000	658,067

Telecommunications 0.4%
CommScope, Inc. 5.50%, due 3/1/24 (a)	3,500,000	3,547,250
Connect Finco SARL / Connect U.S. Finco LLC 6.75%, due 10/1/26 (a)	2,000,000	2,077,500

		5,624,750

Trucking & Leasing 0.2%
DAE Funding LLC (a)
5.00%, due 8/1/24	1,000,000	1,043,800
5.25%, due 11/15/21	1,300,000	1,348,750

		2,392,550

Total Corporate Bonds (Cost $51,431,234)		51,563,857

	Principal Amount	Value
Floating Rate Loans 81.0% (f)
Aerospace & Defense 0.7%
Dynasty Acquisition Co., Inc. 2019 Term Loan B1 6.104% (3 Month LIBOR + 4.00%), due 4/6/26	$867,133	$867,752
Science Applications International Corp. 2018 Term Loan B 3.536% (1 Month LIBOR + 1.75%), due 10/31/25	2,079,000	2,078,628
TransDigm, Inc.
2018 Term Loan E 4.286% (1 Month LIBOR + 2.50%), due 5/30/25	985,000	977,202
2018 Term Loan F 4.286% (1 Month LIBOR + 2.50%), due 6/9/23	4,954,326	4,927,230

		8,850,812

Automobile 2.3%
American Axle and Manufacturing, Inc.
Term Loan B 4.08% (1 Month LIBOR + 2.25%), due 4/6/24	1,766,681	1,681,660
Term Loan B 4.19% (3 Month LIBOR + 2.25%), due 4/6/24	439,241	418,103
AP Exhaust Acquisition, LLC 1st Lien Term Loan 7.175% (3 Month LIBOR + 5.00%), due 5/10/24	1,008,928	580,134
Belron Finance U.S. LLC
2019 USD Term Loan B TBD, due 11/7/26	1,250,000	1,246,875
Term Loan B 4.459% (3 Month LIBOR + 2.25%), due 11/7/24	2,456,250	2,453,180
Chassix, Inc.
2017 1st Lien Term Loan 7.69% (3 Month LIBOR + 5.50%), due 11/15/23	1,680,972	1,546,494
2017 1st Lien Term Loan 8.06% (6 Month LIBOR + 5.50%), due 11/15/23	1,757,778	1,617,156
IAA, Inc. Term Loan B 4.063% (1 Month LIBOR + 2.25%), due 6/28/26	2,462,500	2,470,195
KAR Auction Services, Inc. 2019 Term Loan B6 4.125% (1 Month LIBOR + 2.25%), due 9/19/26	1,750,000	1,755,105

12	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Automobile (continued)
L&W, Inc. 2018 Term Loan B 8.161% (1 Month LIBOR + 6.375%), due 5/22/25 (g)	$3,160,000	$3,017,800
Mavis Tire Express Services Corp.
2018 Term Loan 3.458% (1 Month LIBOR + 3.25%), due 3/20/25	106,824	101,215
2018 1st Lien Term Loan 5.036% (1 Month LIBOR + 3.25%), due 3/20/25	3,697,125	3,503,026
Tenneco, Inc. 2018 Term Loan B 4.786% (1 Month LIBOR + 3.00%), due 10/1/25	2,131,388	1,927,130
Truck Hero, Inc. 1st Lien Term Loan 5.536% (1 Month LIBOR + 3.75%), due 4/21/24	4,284,708	3,924,077
Wand NewCo 3, Inc. 2019 1st Lien Term Loan 5.286% (1 Month LIBOR + 3.50%), due 2/5/26	2,693,250	2,704,190

		28,946,340

Banking 2.3%
Apollo Commercial Real Estate Finance, Inc. Term Loan B 4.671% (1 Month LIBOR + 2.75%), due 5/15/26	1,496,250	1,481,288
Broadstreet Partners, Inc. 2018 Term Loan B 5.036% (1 Month LIBOR + 3.25%), due 11/8/23	3,380,055	3,373,295
Brookfield Property REIT, Inc. 1st Lien Term Loan B 4.286% (1 Month LIBOR + 2.50%), due 8/27/25	6,425,050	6,313,614
Capital Automotive L.P. 2017 2nd Lien Term Loan 7.79% (1 Month LIBOR + 6.00%), due 3/24/25	1,723,787	1,715,168
Edelman Financial Center LLC 2018 1st Lien Term Loan 5.096% (1 Month LIBOR + 3.25%), due 7/21/25	2,779,000	2,752,599
Forest City Enterprises, L.P. Term Loan B 5.786% (1 Month LIBOR + 4.00%), due 12/7/25	2,384,487	2,396,410

	Principal Amount	Value
Banking (continued)
Greenhill & Co., Inc. Term Loan B 5.164% (1 Month LIBOR + 3.25%), due 4/12/24	$1,747,541	$1,686,377
Jane Street Group LLC 2018 Term Loan B 4.786% (1 Month LIBOR + 3.00%), due 8/25/22	3,415,328	3,393,982
Russell Investments U.S. Inst’l Holdco, Inc. Term Loan B 5.036% (1 Month LIBOR + 3.25%), due 6/1/23	3,424,272	3,321,544
Trans Union LLC 2018 Term Loan B4 3.80% (1 Month LIBOR + 2.00%), due 6/19/25	1,777,500	1,780,092

		28,214,369

Beverage, Food & Tobacco 2.9%
8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan 5.69% (3 Month LIBOR + 3.75%), due 10/1/25	2,382,000	2,383,984
Acosta Holdco, Inc. 2015 Term Loan 7.00% (PRIME + 2.25%), due 9/26/21	2,259,907	667,479
Advantage Sales & Marketing, Inc.
2014 1st Lien Term Loan 5.036% (1 Month LIBOR + 3.25%), due 7/23/21	1,229,551	1,139,385
Term Loan B2 5.036% (1 Month LIBOR + 3.25%), due 7/25/21	1,466,250	1,358,726
2014 2nd Lien Term Loan 8.286% (1 Month LIBOR + 6.50%), due 7/25/22	458,333	370,677
Albertsons, LLC 2019 Term Loan B8 4.536% (1 Month LIBOR + 2.75%), due 8/17/26	3,607,071	3,625,106
American Seafoods Group LLC 2017 1st Lien Term Loan 4.77% (1 Month LIBOR + 2.75%), due 8/21/23	2,817,962	2,807,394
Arctic Glacier U.S.A., Inc. 2018 Term Loan B 5.286% (1 Month LIBOR + 3.50%), due 3/20/24	1,962,292	1,876,442
ASP MSG Acquisition Co., Inc. 2017 Term Loan B 5.786% (1 Month LIBOR + 4.00%), due 8/16/23	2,256,215	2,019,312

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Beverage, Food & Tobacco (continued)
B&G Foods, Inc. 2019 Term Loan B4 4.475% (3 Month LIBOR + 2.50%), due 10/10/26	$1,000,000	$1,000,417
CHG PPC Parent LLC 2018 Term Loan B 4.536% (1 Month LIBOR + 2.75%), due 3/31/25	3,703,125	3,684,609
Chobani LLC 2017 Term Loan B 5.286% (1 Month LIBOR + 3.50%), due 10/10/23	1,949,972	1,902,198
Hearthside Food Solutions LLC 2018 Term Loan B 5.473% (1 Month LIBOR + 3.687%), due 5/23/25	3,157,525	2,917,553
Post Holdings, Inc. 2017 Series A Incremental Term Loan 3.83% (1 Month LIBOR + 2.00%), due 5/24/24	96,023	96,126
U.S. Foods, Inc. 2016 Term Loan B 3.786% (1 Month LIBOR + 2.00%), due 6/27/23	4,830,058	4,843,640
United Natural Foods, Inc. Term Loan B 6.036% (1 Month LIBOR + 4.25%), due 10/22/25	5,966,950	4,781,019

		35,474,067

Broadcasting & Entertainment 2.5%
Charter Communications Operating LLC 2019 Term Loan B1 3.58% (1 Month LIBOR + 1.75%), due 4/30/25 (h)	9,825,000	9,847,804
Clear Channel Outdoor Holdings, Inc. Term Loan B 5.286% (1 Month LIBOR + 3.50%), due 8/21/26	1,250,000	1,252,604
Diamond Sports Group LLC Term Loan 5.08% (1 Month LIBOR + 3.25%), due 8/24/26	4,000,000	4,013,332
Entercom Media Corp. 2017 Term Loan B 4.554% (1 Month LIBOR + 2.75%), due 11/18/24	1,020,515	1,020,940
Global Eagle Entertainment, Inc. 1st Lien Term Loan 9.709% (3 Month LIBOR + 7.50%), due 1/6/23	1,963,500	1,665,702

	Principal Amount	Value
Broadcasting & Entertainment (continued)
Gray Television, Inc. 2018 Term Loan C 4.511% (1 Month LIBOR + 2.50%), due 1/2/26	$3,518,388	$3,524,671
iHeartCommunications, Inc. Exit Term Loan 6.032% (1 Month LIBOR + 4.00%), due 5/1/26	673,962	675,928
Nielsen Finance LLC Term Loan B4 3.94% (1 Month LIBOR + 2.00%), due 10/4/23	1,211,046	1,206,127
Univision Communications, Inc. Term Loan C5 4.536% (1 Month LIBOR + 2.75%), due 3/15/24	5,720,532	5,504,988
WideOpenWest Finance LLC 2017 Term Loan B 5.054% (1 Month LIBOR + 3.25%), due 8/18/23	2,917,947	2,795,151

		31,507,247

Building Materials 0.2%
American Builders & Contractors Supply Co., Inc. 2019 Term Loan TBD, due 1/15/27 (h)	2,750,000	2,744,272

Buildings & Real Estate 2.8%
American Bath Group LLC 2018 Term Loan B 6.036% (1 Month LIBOR + 4.25%), due 9/30/23	994,950	984,378
Core & Main L.P.
2017 Term Loan B 4.76% (1 Month LIBOR + 2.75%), due 8/1/24	2,172,498	2,123,617
2017 Term Loan B 4.88% (3 Month LIBOR + 2.75%), due 8/1/24	1,391,527	1,360,218
DTZ U.S. Borrower LLC 2018 Add On Term Loan B 5.036% (1 Month LIBOR + 3.25%), due 8/21/25	3,960,000	3,964,950
Hamilton Holdco, LLC 2018 Term Loan B 4.11% (3 Month LIBOR + 2.00%), due 7/2/25	1,481,250	1,483,102
Jeld-Wen, Inc. 2017 1st Lien Term Loan 4.104% (3 Month LIBOR + 2.00%), due 12/14/24	1,688,672	1,682,339

14	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Buildings & Real Estate (continued)
NCI Building Systems, Inc. 2018 Term Loan 5.664% (1 Month LIBOR + 3.75%), due 4/12/25	$3,687,657	$3,563,198
Realogy Group LLC 2018 Term Loan B 4.072% (1 Month LIBOR + 2.25%), due 2/8/25	4,391,478	4,186,541
SIWF Holdings, Inc.
1st Lien Term Loan 6.054% (1 Month LIBOR + 4.25%), due 6/15/25	1,860,827	1,825,936
2nd Lien Term Loan 10.304% (1 Month LIBOR + 8.50%), due 6/15/26	480,000	451,200
SMG Holdings, Inc. 2017 1st Lien Term Loan 4.786% (1 Month LIBOR + 3.00%), due 1/23/25	1,477,500	1,471,343
SRS Distribution, Inc. 2018 1st Lien Term Loan 5.036% (1 Month LIBOR + 3.25%), due 5/23/25	3,650,038	3,529,699
VC GB Holdings, Inc. 2017 1st Lien Term Loan 4.80% (1 Month LIBOR + 3.00%), due 2/28/24	1,964,297	1,885,725
Wilsonart LLC 2017 Term Loan B 5.36% (3 Month LIBOR + 3.25%), due 12/19/23	6,943,481	6,787,253

		35,299,499

Chemicals, Plastics & Rubber 2.2%
Allnex USA, Inc. Term Loan B3 5.394% (3 Month LIBOR + 3.25%), due 9/13/23	1,921,898	1,816,194
Cabot Microelectronics Corp. Term Loan B 4.063% (1 Month LIBOR + 2.25%), due 11/14/25	1,887,067	1,895,323
Emerald Performance Materials LLC
New 1st Lien Term Loan 5.286% (1 Month LIBOR + 3.50%), due 8/1/21	2,367,357	2,343,683
New 2nd Lien Term Loan 9.536% (1 Month LIBOR + 7.75%), due 8/1/22	1,300,000	1,287,000

	Principal Amount	Value
Chemicals, Plastics & Rubber (continued)
Encapsys LLC 1st Lien Term Loan 5.286% (1 Month LIBOR + 3.50%), due 11/7/24	$966,800	$965,994
Flex Acquisition Co., Inc.
1st Lien Term Loan 5.03% (1 Month LIBOR + 3.00%), due 12/29/23	62,160	58,557
1st Lien Term Loan 5.10% (3 Month LIBOR + 3.00%), due 12/29/23	1,697,089	1,598,710
Flint Group U.S. LLC
1st Lien Term Loan B2 4.90% (3 Month LIBOR + 3.00%), due 9/7/21	5,531	4,362
1st Lien Term Loan B2 4.94% (3 Month LIBOR + 3.00%), due 9/7/21	2,096,151	1,653,340
Ineos U.S. Finance LLC 2017 Term Loan B 3.786% (1 Month LIBOR + 2.00%), due 3/31/24	2,437,595	2,409,258
Minerals Technologies, Inc.
2017 Term Loan B 4.08% (1 Month LIBOR + 2.25%), due 2/14/24	1,093,882	1,096,616
2017 Term Loan B 4.17% (1 Month LIBOR + 2.25%), due 2/14/24	61,697	61,851
2017 Term Loan B 4.27% (1 Month LIBOR + 2.25%), due 2/14/24	49,357	49,481
2017 Term Loan B 4.39% (3 Month LIBOR + 2.25%), due 2/14/24	215,938	216,478
PQ Corp. 2018 Term Loan B 4.427% (3 Month LIBOR + 2.50%), due 2/8/25	1,370,410	1,368,697
TricorBraun Holdings, Inc.
2016 1st Lien Term Loan 5.85% (3 Month LIBOR + 3.75%), due 11/30/23	2,711,902	2,650,885
2016 1st Lien Term Loan 5.91% (3 Month LIBOR + 3.75%), due 11/30/23	242,559	237,101
Tronox Finance LLC
Term Loan B 4.54% (1 Month LIBOR + 2.75%), due 9/23/24	1,884,227	1,865,091

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
Tronox Finance LLC (continued)
Term Loan B 4.85% (3 Month LIBOR + 2.75%), due 9/23/24	$1,209,922	$1,197,634
Univar, Inc. 2019 Term Loan B 4.286% (1 Month LIBOR + 2.50%), due 7/1/24	1,225,191	1,226,977
Venator Materials Corp. Term Loan B 4.786% (1 Month LIBOR + 3.00%), due 8/8/24	2,940,000	2,873,850
Zep, Inc. 2017 1st Lien Term Loan 6.104% (3 Month LIBOR + 4.00%), due 8/12/24 (h)	48,552	37,233

		26,914,315

Commercial Services 0.2%
BidFair MergerRight, Inc. Term Loan B 7.409% (3 Month LIBOR + 5.50%), due 1/15/27	2,333,922	2,275,574

Containers, Packaging & Glass 3.0%
Anchor Glass Container Corp.
2017 1st Lien Term Loan 4.54% (1 Month LIBOR + 2.75%), due 12/7/23	137,951	103,463
2017 1st Lien Term Loan 4.74% (1 Month LIBOR + 2.75%), due 12/7/23	2,570,665	1,927,999
Berlin Packaging LLC
2018 1st Lien Term Loan 4.80% (1 Month LIBOR + 3.00%), due 11/7/25	120,688	117,008
2018 1st Lien Term Loan 5.04% (1 Month LIBOR + 3.00%), due 11/7/25	642,063	622,480
2018 1st Lien Term Loan 5.11% (3 Month LIBOR + 3.00%), due 11/7/25	14,302	13,865
Berry Global, Inc. Term Loan U 4.439% (1 Month LIBOR + 2.50%), due 7/1/26	3,740,625	3,752,782
BWAY Holding Co.
2017 Term Loan B 5.23% (3 Month LIBOR + 3.25%), due 4/3/24	4,855,102	4,718,552

	Principal Amount	Value
Containers, Packaging & Glass (continued)
BWAY Holding Co. (continued)
2017 Term Loan B 5.23% (3 Month LIBOR + 3.25%), due 4/3/24	$12,449	$12,099
Charter NEX US, Inc. Incremental Term Loan 5.286% (1 Month LIBOR + 3.50%), due 5/16/24	872,812	863,266
Clearwater Paper Corp. Term Loan B 5.063% (1 Month LIBOR + 3.25%), due 7/26/26	2,500,000	2,493,750
Consolidated Container Co. LLC 2017 1st Lien Term Loan 4.536% (1 Month LIBOR + 2.75%), due 5/22/24	3,920,175	3,853,207
Fort Dearborn Co.
2016 1st Lien Term Loan 6.00% (1 Month LIBOR + 4.00%), due 10/19/23	93,825	89,603
2016 1st Lien Term Loan 6.06% (3 Month LIBOR + 4.00%), due 10/19/23	3,312,364	3,163,307
2016 2nd Lien Term Loan 10.556% (3 Month LIBOR + 8.50%), due 10/21/24	1,500,000	1,335,000
Klockner-Pentaplast of America, Inc. 2017 Term Loan B2 6.177% (1 Month LIBOR + 4.25%), due 6/30/22	4,900,000	3,969,000
Plastipak Packaging, Inc. 2018 Term Loan B 4.29% (1 Month LIBOR + 2.50%), due 10/14/24	565,350	545,562
Pro Mach Group, Inc. 2018 Term Loan B 4.596% (1 Month LIBOR + 2.75%), due 3/7/25	985,000	929,183
Reynolds Group Holdings, Inc. 2017 Term Loan 4.536% (1 Month LIBOR + 2.75%), due 2/5/23	4,504,744	4,503,054
Tank Holding Corp.
2019 Term Loan B 5.79% (1 Month LIBOR + 4.00%), due 3/26/26	250,000	248,021
2019 Term Loan B 6.18% (3 Month LIBOR + 4.00%), due 3/26/26	250,000	248,021
2019 Term Loan B 6.79% (3 Month LIBOR + 4.00%), due 3/26/26	750,000	744,062

16	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Containers, Packaging & Glass (continued)
Trident TPI Holdings, Inc. 2017 Term Loan B1 5.036% (1 Month LIBOR + 3.25%), due 10/17/24	$3,043,140	$2,852,944

		37,106,228

Diversified/Conglomerate Manufacturing 2.6%
Allied Universal Holdco LLC 2019 Term Loan B 6.507% (6 Month LIBOR + 4.25%), due 7/10/26 (h)	1,364,865	1,354,628
Filtration Group Corp. 2018 1st Lien Term Loan 4.786% (1 Month LIBOR + 3.00%), due 3/29/25	2,938,173	2,935,234
Gardner Denver, Inc. 2017 Term Loan B 4.536% (1 Month LIBOR + 2.75%), due 7/30/24	2,801,874	2,807,478
GYP Holdings III Corp. 2018 Term Loan B 4.536% (1 Month LIBOR + 2.75%), due 6/1/25	1,745,037	1,728,896
Hyster-Yale Group, Inc. Term Loan B 5.036% (1 Month LIBOR + 3.25%), due 5/30/23	887,500	875,297
Iron Mountain, Inc. 2018 Term Loan B 3.536% (1 Month LIBOR + 1.75%), due 1/2/26	3,311,907	3,264,987
LTI Holdings, Inc. 2018 Add On 1st Lien Term Loan 5.286% (1 Month LIBOR + 3.50%), due 9/6/25	2,376,000	2,176,019
Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan 5.036% (1 Month LIBOR + 3.25%), due 5/1/25	3,867,922	3,824,408
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 4.536% (1 Month LIBOR + 2.75%), due 11/15/23	5,376,832	5,351,626
Red Ventures LLC 2018 Term Loan B 4.80% (1 Month LIBOR + 3.00%), due 11/8/24	5,744,419	5,723,906
TRC Cos., Inc. Term Loan 5.286% (1 Month LIBOR + 3.50%), due 6/21/24	2,503,455	2,500,325

		32,542,804

	Principal Amount	Value
Diversified/Conglomerate Service 5.5%
Applied Systems, Inc. 2017 1st Lien Term Loan 5.104% (3 Month LIBOR + 3.00%), due 9/19/24	$2,920,202	$2,905,078
Blackhawk Network Holdings, Inc. 2018 1st Lien Term Loan 4.786% (1 Month LIBOR + 3.00%), due 6/15/25	2,955,038	2,925,487
Blount International, Inc. 2018 Term Loan B TBD, due 4/12/23	1,322,434	1,320,229
BrightView Landscapes LLC
2018 1st Lien Term Loan B 4.31% (1 Month LIBOR + 2.50%), due 8/15/25	2,028,579	2,031,115
2018 1st Lien Term Loan B 4.44% (1 Month LIBOR + 2.50%), due 8/15/25	2,448,087	2,451,148
Carbonite, Inc. Term Loan B 5.677% (3 Month LIBOR + 3.75%), due 3/26/26	1,270,468	1,267,688
Change Healthcare Holdings, Inc. 2017 Term Loan B 4.286% (1 Month LIBOR + 2.50%), due 3/1/24	2,956,287	2,937,349
Cypress Intermediate Holdings III, Inc. 2017 1st Lien Term Loan 4.54% (1 Month LIBOR + 2.75%), due 4/29/24	3,910,000	3,844,508
Element Materials Technology Group US Holdings, Inc. 2017 Term Loan B 5.604% (3 Month LIBOR + 3.50%), due 6/28/24	1,944,926	1,942,495
Greeneden U.S. Holdings II LLC 2018 Term Loan B 5.036% (1 Month LIBOR + 3.25%), due 12/1/23	1,455,576	1,419,793
IRI Holdings, Inc. 2018 1st Lien Term Loan 6.624% (3 Month LIBOR + 4.50%), due 12/1/25	5,210,625	4,858,908
J.D. Power and Associates 2018 1st Lien Term Loan 5.536% (1 Month LIBOR + 3.75%), due 9/7/23 (g)	3,999,929	3,999,929
Kronos, Inc. 2017 Term Loan B 5.253% (3 Month LIBOR + 3.00%), due 11/1/23	5,692,063	5,676,649

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Service (continued)
Mitchell International, Inc. 2017 1st Lien Term Loan 5.036% (1 Month LIBOR + 3.25%), due 11/29/24	$3,447,500	$3,240,650
MKS Instruments, Inc. 2019 Term Loan B6 3.536% (1 Month LIBOR + 1.75%), due 2/2/26	1,375,147	1,375,576
Monitronics International, Inc. Takeback Term Loan 8.604% (3 Month LIBOR + 6.50%), due 3/29/24	1,863,089	1,625,545
MX Holdings U.S., Inc. 2018 Term Loan B1C 4.80% (1 Month LIBOR + 3.00%), due 7/31/25	4,213,529	4,225,377
Prime Security Services Borrower, LLC 2019 Term Loan B1 5.247% (1 Month LIBOR + 3.25%), due 9/23/26	7,417,023	7,154,335
Sophia L.P. 2017 Term Loan B 5.354% (3 Month LIBOR + 3.25%), due 9/30/22	3,678,209	3,670,161
TruGreen, Ltd. Partnership 2019 Term Loan 5.536% (1 Month LIBOR + 3.75%), due 3/19/26	2,013,122	2,015,638
Verint Systems, Inc. 2018 Term Loan B 4.147% (2 Month LIBOR + 2.00%), due 6/28/24	2,932,500	2,941,664
Verscend Holding Corp. 2018 Term Loan B 6.286% (1 Month LIBOR + 4.50%), due 8/27/25	2,970,000	2,970,000
WEX, Inc. Term Loan B3 4.036% (1 Month LIBOR + 2.25%), due 5/15/26	1,935,275	1,939,629

		68,738,951

Ecological 0.2%
Advanced Disposal Services, Inc. Term Loan B3 4.086% (1 Week LIBOR + 2.25%), due 11/10/23	2,113,808	2,116,421

	Principal Amount	Value
Electronics 12.4%
Almonde, Inc.
1st Lien Term Loan 5.696% (6 Month LIBOR + 3.50%), due 6/13/24	$4,596,905	$4,389,088
2nd Lien Term Loan 9.446% (6 Month LIBOR + 7.25%), due 6/13/25	2,450,000	2,284,625
ASG Technologies Group, Inc. 2018 Term Loan 5.286% (1 Month LIBOR + 3.50%), due 7/31/24	2,907,463	2,885,657
Banff Merger Sub Inc. 2018 Term Loan B 6.036% (1 Month LIBOR + 4.25%), due 10/2/25	4,829,926	4,481,481
Barracuda Networks, Inc. 1st Lien Term Loan 5.398% (3 Month LIBOR + 3.25%), due 2/12/25	1,978,731	1,966,364
Canyon Valor Co, Inc. 2017 Term Loan B1 4.854% (3 Month LIBOR + 2.75%), due 6/16/23	3,065,263	3,062,069
Cologix, Inc. 2017 1st Lien Term Loan 4.786% (1 Month LIBOR + 3.00%), due 3/20/24	3,885,026	3,744,194
Colorado Buyer, Inc.
Term Loan B 4.93% (1 Month LIBOR + 3.00%), due 5/1/24	1,466,250	1,224,842
2nd Lien Term Loan 9.20% (1 Month LIBOR + 7.25%), due 5/1/25	1,200,000	782,400
CommScope, Inc. 2019 Term Loan B 5.036% (1 Month LIBOR + 3.25%), due 4/6/26	7,937,500	7,788,672
Compuware Corp. 2018 Term Loan B 5.786% (1 Month LIBOR + 4.00%), due 8/23/25	1,791,486	1,795,965
Cortes NP Acquisition Corp. 2017 Term Loan B 5.927% (3 Month LIBOR + 4.00%), due 11/30/23	1,527,255	1,435,620
DCert Buyer, Inc. 2019 Term Loan B 5.786% (1 Month LIBOR + 4.00%), due 10/16/26	2,000,000	1,960,000

18	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
Dell International LLC 2019 Term Loan B 3.79% (1 Month LIBOR + 2.00%), due 9/19/25	$4,264,280	$4,277,073
Diebold, Inc. 2017 Term Loan B 4.75% (3 Month LIBOR + 2.75%), due 11/6/23	1,762,061	1,621,096
EIG Investors Corp. 2018 1st Lien Term Loan 5.882% (3 Month LIBOR + 3.75%), due 2/9/23	4,059,402	3,831,061
Epicor Software Corp. 1st Lien Term Loan 5.04% (1 Month LIBOR + 3.25%), due 6/1/22	8,356,444	8,325,108
Exact Merger Sub LLC 1st Lien Term Loan 6.354% (3 Month LIBOR + 4.25%), due 9/27/24	3,920,000	3,885,700
Financial & Risk US Holdings, Inc. 2018 Term Loan 5.536% (1 Month LIBOR + 3.75%), due 10/1/25	6,451,250	6,483,506
Flexential Intermediate Corp. 2017 1st Lien Term Loan 5.604% (3 Month LIBOR + 3.50%), due 8/1/24	2,744,000	2,307,246
Flexera Software LLC 2018 1st Lien Term Loan 5.29% (1 Month LIBOR + 3.50%), due 2/26/25	1,034,250	1,034,681
Go Daddy Operating Co. LLC 2017 Repriced Term Loan 3.536% (1 Month LIBOR + 1.75%), due 2/15/24	3,744,077	3,746,676
Hyland Software, Inc.
2018 Term Loan 3 5.036% (1 Month LIBOR + 3.25%), due 7/1/24	6,491,941	6,440,005
2017 2nd Lien Term Loan 8.786% (1 Month LIBOR + 7.00%), due 7/7/25	1,416,667	1,418,438
Infor (U.S.), Inc. Term Loan B6 4.854% (3 Month LIBOR + 2.75%), due 2/1/22	4,158,513	4,158,513
Informatica LLC 2018 Term Loan 5.036% (1 Month LIBOR + 3.25%), due 8/5/22	1,953,202	1,955,644

	Principal Amount	Value
Electronics (continued)
Ivanti Software, Inc. 2017 Term Loan B 6.20% (1 Month LIBOR + 4.25%), due 1/20/24	$2,196,822	$2,143,731
MA FinanceCo. LLC Term Loan B3 4.30% (1 Month LIBOR + 2.50%), due 6/21/24	528,517	512,331
McAfee LLC
2018 Term Loan B 5.555% (1 Month LIBOR + 3.75%), due 9/30/24	8,479,819	8,471,339
2017 2nd Lien Term Loan 10.305% (1 Month LIBOR + 8.50%), due 9/29/25	2,625,000	2,633,749
MH Sub I LLC 2017 1st Lien Term Loan 5.536% (1 Month LIBOR + 3.75%), due 9/13/24	6,174,212	6,010,595
Project Alpha Intermediate Holding, Inc.
2017 Term Loan B 5.49% (3 Month LIBOR + 3.50%), due 4/26/24	2,932,500	2,857,355
2019 Incremental Term Loan B 6.24% (3 Month LIBOR + 4.25%), due 4/26/24	1,396,500	1,390,390
Project Leopard Holdings, Inc. 2018 Term Loan 6.70% (6 Month LIBOR + 4.50%), due 7/7/23	1,960,088	1,952,737
Rocket Software, Inc. 2018 Term Loan 6.036% (1 Month LIBOR + 4.25%), due 11/28/25	2,089,500	1,805,328
RP Crown Parent LLC 2016 Term Loan B 4.536% (1 Month LIBOR + 2.75%), due 10/12/23	3,749,012	3,739,639
Seattle Spinco, Inc. Term Loan B3 4.30% (1 Month LIBOR + 2.50%), due 6/21/24	3,569,204	3,459,897
Solera LLC Term Loan B 4.536% (1 Month LIBOR + 2.75%), due 3/3/23	3,618,380	3,582,844
SonicWall U.S. Holdings Inc. 1st Lien Term Loan 5.636% (3 Month LIBOR + 3.50%), due 5/16/25	586,519	561,592

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
SS&C Technologies, Inc. 2018 Term Loan B3 4.036% (1 Month LIBOR + 2.25%), due 4/16/25	$5,739,762	$5,746,041
Tempo Acquisition LLC Term Loan 4.786% (1 Month LIBOR + 3.00%), due 5/1/24	5,376,250	5,376,250
Ultimate Software Group, Inc. Term Loan B 5.536% (1 Month LIBOR + 3.75%), due 5/4/26	2,000,000	2,003,334
Veritas Bermuda, Ltd.
Repriced Term Loan B 6.29% (1 Month LIBOR + 4.50%), due 1/27/23	2,190,385	2,027,475
Repriced Term Loan B 6.60% (3 Month LIBOR + 4.50%), due 1/27/23	427,778	395,962
Vertafore, Inc. 2018 1st Lien Term Loan 5.036% (1 Month LIBOR + 3.25%), due 7/2/25	1,588,000	1,534,900
Web.com Group, Inc.
2018 Term Loan B 5.664% (1 Month LIBOR + 3.75%), due 10/10/25	3,089,498	3,005,825
2018 2nd Lien Term Loan 9.664% (1 Month LIBOR + 7.75%), due 10/11/26	1,225,704	1,175,655
Western Digital Corp. 2018 Term Loan B4 3.747% (1 Month LIBOR + 1.75%), due 4/29/23	2,953,124	2,942,050
Xerox Business Services LLC Term Loan B 4.286% (1 Month LIBOR + 2.50%), due 12/7/23	2,922,238	2,823,613

		153,438,356

Finance 1.6%
Alliant Holdings Intermediate LLC 2018 Term Loan B 4.804% (3 Month LIBOR + 3.00%), due 5/9/25	3,137,194	3,056,411
Brand Energy & Infrastructure Services, Inc.
2017 Term Loan 6.18% (3 Month LIBOR + 4.25%), due 6/21/24	2,148,046	2,085,394

	Principal Amount	Value
Finance (continued)
Brand Energy & Infrastructure Services, Inc. (continued)
2017 Term Loan 6.29% (3 Month LIBOR + 4.25%), due 6/21/24	$1,904,368	$1,848,823
2017 Term Loan 6.35% (3 Month LIBOR + 4.25%), due 6/21/24	10,391	10,088
Camelot U.S. Acquisition 1 Co. Term Loan B TBD, due 10/25/26	842,105	843,158
Deerfield Dakota Holding, LLC 2018 Term Loan B 5.036% (1 Month LIBOR + 3.25%), due 2/13/25	5,357,756	5,174,253
Istar, Inc.
2016 Term Loan B 4.60% (1 Month LIBOR + 2.75%), due 6/28/23	416,651	416,651
2016 Term Loan B 4.75% (1 Month LIBOR + 2.75%), due 6/28/23	406,235	406,235
ON Semiconductor Corp. 2019 Term Loan B 3.786% (1 Month LIBOR + 2.00%), due 9/19/26	2,500,000	2,510,418
Transplace Holdings, Inc. 1st Lien Term Loan 5.554% (1 Month LIBOR + 3.75%), due 10/7/24	1,254,902	1,229,804
USS Ultimate Holdings, Inc.
1st Lien Term Loan 5.95% (6 Month LIBOR + 3.75%), due 8/25/24	1,862,000	1,836,397
2nd Lien Term Loan 9.95% (3 Month LIBOR + 7.75%), due 8/25/25	600,000	586,500

		20,004,132

Healthcare, Education & Childcare 6.8%
Acadia Healthcare Co., Inc. 2018 Term Loan B4 4.286% (1 Month LIBOR + 2.50%), due 2/16/23	1,300,132	1,301,215
Agiliti Health, Inc. Term Loan 5.063% (1 Month LIBOR + 3.00%), due 1/4/26	2,089,500	2,079,053
AHP Health Partners, Inc. 2018 Term Loan 6.286% (1 Month LIBOR + 4.50%), due 6/30/25	3,112,121	3,108,231

20	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
Akorn, Inc. (e) Term Loan B 8.813% (1 Month LIBOR + 7.00%), due 4/16/21	$341,183	$314,315
Alliance Healthcare Services, Inc. 2017 Term Loan B 6.286% (1 Month LIBOR + 4.50%), due 10/24/23 (g)	1,008,125	877,069
Alvogen Pharma US, Inc. 2018 Term Loan B 6.54% (1 Month LIBOR + 4.75%), due 4/2/22	3,983,209	3,438,836
Amneal Pharmaceuticals LLC 2018 Term Loan B 5.313% (1 Month LIBOR + 3.50%), due 5/4/25	5,183,162	3,952,161
Athenahealth, Inc. 2019 Term Loan B 6.681% (3 Month LIBOR + 4.50%), due 2/11/26	745,627	738,870
Avantor, Inc. 2017 1st Lien Term Loan 4.786% (1 Month LIBOR + 3.00%), due 11/21/24	2,034,349	2,041,343
Carestream Dental Equipment, Inc. 2017 1st Lien Term Loan 5.036% (1 Month LIBOR + 3.25%), due 9/1/24	1,964,925	1,817,555
Carestream Health, Inc. (h)
1st Lien Term Loan 7.536% (1 Month LIBOR + 5.75%), due 2/28/21	2,831,114	2,720,228
2nd Lien Term Loan 11.286% (1 Month LIBOR + 9.50%), due 6/7/21	1,985,351	1,896,010
Concentra, Inc. 2018 1st Lien Term Loan 4.54% (3 Month LIBOR + 2.50%), due 6/1/22	5,187,375	5,185,212
DaVita, Inc. 2019 Term Loan B 4.036% (1 Month LIBOR + 2.25%), due 8/12/26	3,750,000	3,759,375
Emerald TopCo, Inc. Term Loan 5.286% (1 Month LIBOR + 3.50%), due 7/24/26	2,500,000	2,458,333
Envision Healthcare Corp. 2018 1st Lien Term Loan 5.536% (1 Month LIBOR + 3.75%), due 10/10/25	3,344,700	2,698,564

	Principal Amount	Value
Healthcare, Education & Childcare (continued)
ExamWorks Group, Inc. 2017 Term Loan 5.036% (1 Month LIBOR + 3.25%), due 7/27/23	$4,745,843	$4,741,097
Explorer Holdings, Inc. 2016 Term Loan B 5.854% (3 Month LIBOR + 3.75%), due 5/2/23	2,394,318	2,387,334
Gentiva Health Services, Inc. 2018 1st Lien Term Loan 5.563% (1 Month LIBOR + 3.75%), due 7/2/25	5,160,543	5,163,768
HCA, Inc. Term Loan B12 3.536% (1 Month LIBOR + 1.75%), due 3/13/25	2,487,374	2,497,219
Jaguar Holding Co. II 2018 Term Loan 4.286% (1 Month LIBOR + 2.50%), due 8/18/22	5,677,796	5,662,420
Ortho-Clinical Diagnostics S.A. 2018 Term Loan B 5.306% (3 Month LIBOR + 3.25%), due 6/30/25	2,929,658	2,787,751
Parexel International Corp. Term Loan B 4.536% (1 Month LIBOR + 2.75%), due 9/27/24	2,870,230	2,736,586
RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B 6.304% (1 Month LIBOR + 4.50%), due 11/17/25	3,805,827	3,797,500
RPI Finance Trust Term Loan B6 3.786% (1 Month LIBOR + 2.00%), due 3/27/23	3,597,238	3,612,415
Select Medical Corp.
2017 Term Loan B 4.33% (1 Month LIBOR + 2.50%), due 3/6/25	3,657	3,638
2017 Term Loan B 4.58% (3 Month LIBOR + 2.50%), due 3/6/25	4,476,164	4,452,386
Sound Inpatient Physicians 2018 1st Lien Term Loan 4.536% (1 Month LIBOR + 2.75%), due 6/27/25	1,975,000	1,966,359
Team Health Holdings, Inc. 1st Lien Term Loan 4.536% (1 Month LIBOR + 2.75%), due 2/6/24	2,810,749	2,178,330

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
U.S. Anesthesia Partners, Inc. 2017 Term Loan 4.786% (1 Month LIBOR + 3.00%), due 6/23/24	$3,929,150	$3,753,564

		84,126,737

Home and Office Furnishings, Housewares & Durable Consumer Products 0.7%
Comfort Holding LLC 1st Lien Term Loan 6.536% (1 Month LIBOR + 4.75%), due 2/5/24	2,730,000	2,716,350
Resideo Funding, Inc. Term Loan B 4.11% (3 Month LIBOR + 2.00%), due 10/24/25	2,084,250	2,072,093
Serta Simmons Bedding LLC
1st Lien Term Loan 5.35% (1 Month LIBOR + 3.50%), due 11/8/23	1,324,228	773,349
1st Lien Term Loan 5.42% (1 Month LIBOR + 3.50%), due 11/8/23	4,653,120	2,717,422

		8,279,214

Hotels, Motels, Inns & Gaming 6.0%
Affinity Gaming LLC Initial Term Loan 5.036% (1 Month LIBOR + 3.25%), due 7/1/23	3,091,857	2,950,791
AP Gaming I LLC 2018 Incremental Term Loan 5.286% (1 Month LIBOR + 3.50%), due 2/15/24	3,031,371	3,022,528
Caesars Entertainment Operating Co. Exit Term Loan 3.786% (1 Month LIBOR + 2.00%), due 10/7/24	2,719,444	2,716,045
Caesars Resort Collection LLC 2017 1st Lien Term Loan B 4.536% (1 Month LIBOR + 2.75%), due 12/23/24	9,170,000	9,026,719
Churchill Downs, Inc. 2017 Term Loan B 3.79% (1 Month LIBOR + 2.00%), due 12/27/24	2,456,250	2,459,320
CityCenter Holdings LLC 2017 Term Loan B 4.036% (1 Month LIBOR + 2.25%), due 4/18/24	4,630,653	4,629,825

	Principal Amount	Value
Hotels, Motels, Inns & Gaming (continued)
Everi Payments, Inc. Term Loan B 4.786% (1 Month LIBOR + 3.00%), due 5/9/24	$6,522,298	$6,512,788
Golden Entertainment, Inc. 2017 1st Lien Term Loan 4.81% (1 Month LIBOR + 3.00%), due 10/21/24	1,600,000	1,601,000
Hilton Worldwide Finance LLC 2019 Term Loan B2 3.573% (1 Month LIBOR + 1.75%), due 6/22/26	4,720,157	4,737,857
MGM Growth Properties Operating Partnership, L.P. 2016 Term Loan B 3.786% (1 Month LIBOR + 2.00%), due 3/21/25	4,853,579	4,861,922
PCI Gaming Authority Term Loan 4.786% (1 Month LIBOR + 3.00%), due 5/29/26	678,894	682,713
Penn National Gaming, Inc. 2018 1st Lien Term Loan B 4.036% (1 Month LIBOR + 2.25%), due 10/15/25	1,323,333	1,328,440
Scientific Games International, Inc. 2018 Term Loan B5 4.536% (1 Month LIBOR + 2.75%), due 8/14/24	11,788,688	11,641,329
Station Casinos LLC 2016 Term Loan B 4.29% (1 Month LIBOR + 2.50%), due 6/8/23	4,979,309	4,982,137
UFC Holdings, LLC 2019 Term Loan 5.04% (1 Month LIBOR + 3.25%), due 4/29/26	5,903,474	5,896,094
Wyndham Destinations, Inc. 2018 1st Lien Term Loan 4.036% (1 Month LIBOR + 2.25%), due 5/30/25	3,960,000	3,969,900
Wyndham Hotels & Resorts, Inc. Term Loan B 3.536% (1 Month LIBOR + 1.75%), due 5/30/25	3,465,000	3,474,900

		74,494,308

Insurance 3.0%
AmWINS Group, Inc.
2017 Term Loan B 4.54% (1 Month LIBOR + 2.75%), due 1/25/24	3,120,240	3,114,112

22	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Insurance (continued)
AmWINS Group, Inc. (continued)
2017 Term Loan B 4.74% (1 Month LIBOR + 2.75%), due 1/25/24	$744,808	$743,345
AssuredPartners, Inc. 2017 1st Lien Add-On Term Loan 5.286% (1 Month LIBOR + 3.50%), due 10/22/24	4,094,344	4,021,416
Asurion LLC
2017 Term Loan B4 4.786% (1 Month LIBOR + 3.00%), due 8/4/22	4,354,677	4,354,677
2018 Term Loan B6 4.786% (1 Month LIBOR + 3.00%), due 11/3/23	3,467,407	3,468,489
2018 Term Loan B7 4.786% (1 Month LIBOR + 3.00%), due 11/3/24	814,531	814,938
2017 2nd Lien Term Loan 8.286% (1 Month LIBOR + 6.50%), due 8/4/25	2,900,000	2,912,084
Hub International, Ltd. 2018 Term Loan B 4.94% (3 Month LIBOR + 3.00%), due 4/25/25	3,623,052	3,542,664
MPH Acquisition Holdings LLC 2016 Term Loan B 4.854% (3 Month LIBOR + 2.75%), due 6/7/23	2,014,409	1,885,362
NFP Corp. Term Loan B 4.786% (1 Month LIBOR + 3.00%), due 1/8/24	2,431,250	2,357,705
Sedgwick Claims Management Services, Inc. 2018 Term Loan B 5.036% (1 Month LIBOR + 3.25%), due 12/31/25	5,955,000	5,768,906
USI, Inc. 2017 Repriced Term Loan 5.104% (3 Month LIBOR + 3.00%), due 5/16/24	4,400,001	4,266,628

		37,250,326

Leisure, Amusement, Motion Pictures & Entertainment 3.2%
Alterra Mountain Co. Term Loan B1 4.786% (1 Month LIBOR + 3.00%), due 7/31/24	4,927,386	4,932,008

	Principal Amount	Value
Leisure, Amusement, Motion Pictures & Entertainment (continued)
Boyd Gaming Corp. Term Loan B3 3.96% (1 Week LIBOR + 2.25%), due 9/15/23	$2,748,157	$2,749,138
Creative Artists Agency LLC 2018 Term Loan B 4.80% (1 Month LIBOR + 3.00%), due 2/15/24	3,814,412	3,824,901
DHX Media, Ltd.
Term Loan B 5.54% (1 Month LIBOR + 3.75%), due 12/19/23	1,534,944	1,500,407
Term Loan B 5.54% (3 Month LIBOR + 3.75%), due 12/19/23	211,111	206,361
Fitness International LLC
2018 Term Loan A 4.286% (1 Month LIBOR + 2.50%), due 4/18/23	1,724,602	1,708,434
2018 Term Loan B 5.036% (1 Month LIBOR + 3.25%), due 4/18/25	484,160	481,981
Life Time Fitness, Inc. 2017 Term Loan B 4.874% (3 Month LIBOR + 2.75%), due 6/10/22	3,849,462	3,832,621
Lions Gate Capital Holdings LLC 2018 Term Loan B 4.036% (1 Month LIBOR + 2.25%), due 3/24/25	1,541,750	1,491,643
Marriott Ownership Resorts, Inc. 2018 Term Loan B 4.036% (1 Month LIBOR + 2.25%), due 8/29/25	6,252,750	6,273,591
NASCAR Holdings, Inc. Term Loan B 4.628% (1 Month LIBOR + 2.75%), due 10/19/26	1,250,000	1,255,555
TKC Holdings, Inc. 2017 1st Lien Term Loan 5.54% (1 Month LIBOR + 3.75%), due 2/1/23	2,739,534	2,651,354
Travel Leaders Group LLC 2018 Term Loan B 5.823% (1 Month LIBOR + 4.00%), due 1/25/24	4,443,750	4,407,645
William Morris Endeavor Entertainment LLC
2018 1st Lien Term Loan 4.54% (1 Month LIBOR + 2.75%), due 5/18/25	2,636,368	2,542,682

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Leisure, Amusement, Motion Pictures & Entertainment (continued)
William Morris Endeavor Entertainment LLC (continued)
2018 1st Lien Term Loan 4.62% (2 Month LIBOR + 2.75%), due 5/18/25	$12,193	$11,760
2018 1st Lien Term Loan 4.68% (3 Month LIBOR + 2.75%), due 5/18/25	1,970,793	1,900,759

		39,770,840

Lodging 0.2%
Aimbridge Acquisition Co., Inc. 2019 Term Loan B 5.573% (1 Month LIBOR + 3.75%), due 2/2/26	2,250,000	2,252,812

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 1.4%
Advanced Drainage Systems, Inc. Term Loan B 4.063% (1 Month LIBOR + 2.25%), due 7/31/26	696,429	698,170
Altra Industrial Motion Corp. 2018 Term Loan B 3.786% (1 Month LIBOR + 2.00%), due 10/1/25	3,199,627	3,186,630
Columbus McKinnon Corp. 2018 Term Loan B 4.604% (3 Month LIBOR + 2.50%), due 1/31/24	2,767,067	2,768,797
CPM Holdings, Inc.
2018 1st Lien Term Loan 5.536% (1 Month LIBOR + 3.75%), due 11/17/25	1,483,763	1,450,378
2018 2nd Lien Term Loan 10.036% (1 Month LIBOR + 8.25%), due 11/15/26	1,000,000	974,167
Rexnord LLC 2017 Term Loan B 3.786% (1 Month LIBOR + 2.00%), due 8/21/24	3,950,924	3,967,221
Terex Corp. 2019 Term Loan B1 4.536% (1 Month LIBOR + 2.75%), due 1/31/24	746,250	748,115
Welbilt, Inc. 2018 Term Loan B 4.286% (1 Month LIBOR + 2.50%), due 10/23/25	3,994,060	3,954,119

		17,747,597

	Principal Amount	Value
Manufacturing 0.3%
EWT Holdings III Corp. 2017 Repriced Term Loan 4.786% (1 Month LIBOR + 3.00%), due 12/20/24	$4,225,278	$4,225,278

Mining, Steel, Iron & Non-Precious Metals 1.7%
American Rock Salt Co. LLC 2018 1st Lien Term Loan 5.536% (1 Month LIBOR + 3.75%), due 3/21/25	3,058,480	3,016,426
Covia Holdings Corp. Term Loan 6.043% (3 Month LIBOR + 4.00%), due 6/1/25	1,665,496	1,157,519
Gates Global LLC 2017 Repriced Term Loan B 4.536% (1 Month LIBOR + 2.75%), due 4/1/24	3,676,378	3,594,317
GrafTech Finance, Inc. 2018 Term Loan B 5.286% (1 Month LIBOR + 3.50%), due 2/12/25	5,117,991	4,900,477
HFOTCO LLC 2018 Term Loan B 4.54% (1 Month LIBOR + 2.75%), due 6/26/25 (g)	2,160,000	2,149,200
Keane Group Holdings LLC 2018 1st Lien Term Loan 5.563% (1 Month LIBOR + 3.75%), due 5/25/25	963,825	905,996
MRC Global (US) Inc. 2018 1st Lien Term Loan B 4.786% (1 Month LIBOR + 3.00%), due 9/20/24	3,242,250	3,193,616
U.S. Silica Co. 2018 Term Loan B 5.813% (1 Month LIBOR + 4.00%), due 5/1/25	2,452,501	1,957,912

		20,875,463

Oil & Gas 1.3%
Apergy Corp. 2018 1st Lien Term Loan 4.313% (1 Month LIBOR + 2.50%), due 5/9/25	995,181	990,205
Fleet U.S. Bidco, Inc. Term Loan B 5.235% (6 Month LIBOR + 3.25%), due 10/7/26	1,250,000	1,250,000
GIP III Stetson I, L.P. 2018 Term Loan B 6.128% (1 Month LIBOR + 4.25%), due 7/18/25	3,783,033	3,475,661

24	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Oil & Gas (continued)
HGIM Corp. 2018 Exit Term Loan 8.034% (3 Month LIBOR + 6.00%), due 7/2/23	$288,667	$226,603
Lucid Energy Group II LLC 2018 1st Lien Term Loan 4.786% (1 Month LIBOR + 3.00%), due 2/17/25	2,561,000	2,228,070
McDermott Technology Americas, Inc. 2018 1st Lien Term Loan 7.104% (3 Month LIBOR + 5.00%), due 5/9/25	1,440,208	867,725
Medallion Midland Acquisition LLC 1st Lien Term Loan 5.036% (1 Month LIBOR + 3.25%), due 10/30/24	1,375,500	1,301,567
PES Holdings LLC 2018 Term Loan C 6.99% (PIK + 3.00%), due 12/31/22 (c)(d)(e)(h)	1,828,308	557,634
Prairie ECI Acquiror L.P. Term Loan B 6.854% (3 Month LIBOR + 4.75%), due 3/11/26	1,218,750	1,184,726
Seadrill Partners Finco LLC Term Loan B 8.104% (3 Month LIBOR + 6.00%), due 2/21/21 (h)	2,487,259	1,238,299
Summit Midstream Partners Holdings LLC Term Loan B 7.786% (1 Month LIBOR + 6.00%), due 5/13/22	1,118,647	1,084,156
Traverse Midstream Partners LLC 2017 Term Loan 5.80% (1 Month LIBOR + 4.00%), due 9/27/24	1,980,000	1,735,801

		16,140,447

Personal & Nondurable Consumer Products (Manufacturing Only) 1.0%
Prestige Brands, Inc. Term Loan B4 3.786% (1 Month LIBOR + 2.00%), due 1/26/24	757,725	757,876
Revlon Consumer Products Corp.
2016 Term Loan B 5.60% (1 Month LIBOR + 3.50%), due 9/7/23	7,917	6,205
2016 Term Loan B 5.62% (3 Month LIBOR + 3.50%), due 9/7/23	3,063,750	2,401,214

	Principal Amount	Value
Personal & Nondurable Consumer Products (Manufacturing Only) (continued)
SRAM LLC
2018 Term Loan B 4.54% (1 Month LIBOR + 2.75%), due 3/15/24	$4,514,265	$4,508,622
2018 Term Loan B 6.50% (PRIME + 1.75%), due 3/15/24	140,195	140,019
Varsity Brands, Inc. 2017 Term Loan B 5.286% (1 Month LIBOR + 3.50%), due 12/15/24	4,421,305	4,137,604

		11,951,540

Personal Transportation 0.2%
Uber Technologies 2018 Incremental Term Loan 5.304% (1 Month LIBOR + 3.50%), due 7/13/23	2,028,942	1,992,802

Personal, Food & Miscellaneous Services 1.7%
Aramark Services, Inc. 2018 Term Loan B3 3.536% (1 Month LIBOR + 1.75%), due 3/11/25	5,730,650	5,736,025
Golden Nugget, Inc.
2017 Incremental Term Loan 4.54% (1 Month LIBOR + 2.75%), due 10/4/23	217,494	216,951
2017 Incremental Term Loan 4.68% (3 Month LIBOR + 2.75%), due 10/4/23	2,254,689	2,249,052
2017 Incremental Term Loan 4.72% (3 Month LIBOR + 2.75%), due 10/4/23	1,991,616	1,986,637
IRB Holding Corp.
1st Lien Term Loan 5.19% (3 Month LIBOR + 3.25%), due 2/5/25	8,750	8,675
1st Lien Term Loan 5.22% (3 Month LIBOR + 3.25%), due 2/5/25	3,438,750	3,409,277
KFC Holding Co. 2018 Term Loan B 3.628% (1 Month LIBOR + 1.75%), due 4/3/25	4,873,330	4,876,376
Weight Watchers International, Inc. 2017 Term Loan B 6.86% (3 Month LIBOR + 4.75%), due 11/29/24	2,349,304	2,344,488

		20,827,481

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Pipelines 0.2%
Buckeye Partners, L.P. 2019 Term Loan B TBD, due 11/1/26	$2,375,000	$2,384,647

Printing & Publishing 0.9%
Getty Images, Inc. 2019 1st Lien Term Loan 6.313% (1 Month LIBOR + 4.50%), due 2/19/26	3,037,689	2,965,544
McGraw-Hill Global Education Holdings LLC 2016 Term Loan B 5.786% (1 Month LIBOR + 4.00%), due 5/4/22	1,461,313	1,334,361
Prometric Holdings, Inc. 1st Lien Term Loan 4.786% (1 Month LIBOR + 3.00%), due 1/29/25	3,179,255	3,091,826
Severin Acquisition, LLC 2018 Term Loan B 5.459% (3 Month LIBOR + 3.25%), due 8/1/25	3,473,750	3,344,933

		10,736,664

Radio and TV Broadcasting 0.2%
Nexstar Broadcasting, Inc. 2019 Term Loan B4 4.554% (1 Month LIBOR + 2.75%), due 9/18/26	2,875,000	2,886,500

Retail Store 3.2%
Alphabet Holding Co., Inc. 2017 1st Lien Term Loan 5.286% (1 Month LIBOR + 3.50%), due 9/26/24	4,294,545	3,910,183
Bass Pro Group LLC Term Loan B 6.786% (1 Month LIBOR + 5.00%), due 9/25/24	4,900,000	4,689,300
Belk, Inc. 2019 Term Loan B 8.803% (3 Month LIBOR + 6.75%), due 7/31/25 (h)	2,370,993	1,813,809
BJ’s Wholesale Club, Inc. 2017 1st Lien Term Loan 4.671% (1 Month LIBOR + 2.75%), due 2/3/24	6,311,277	6,307,332
CNT Holdings III Corp. 2017 Term Loan 5.20% (3 Month LIBOR + 3.00%), due 1/22/23	1,496,695	1,478,453

	Principal Amount	Value
Retail Store (continued)
EG Finco, Ltd. 2018 Term Loan 6.104% (3 Month LIBOR + 4.00%), due 2/7/25	$1,467,609	$1,414,409
Harbor Freight Tools USA, Inc. 2018 Term Loan B 4.286% (1 Month LIBOR + 2.50%), due 8/18/23	2,536,960	2,481,464
HD Supply, Inc. Term Loan B5 3.536% (1 Month LIBOR + 1.75%), due 10/17/23	1,970,050	1,976,823
Leslie’s Poolmart, Inc. 2016 Term Loan 5.286% (1 Month LIBOR + 3.50%), due 8/16/23	791,703	738,263
Michaels Stores, Inc.
2018 Term Loan B 4.30% (1 Month LIBOR + 2.50%), due 1/30/23	3,309,331	3,219,979
2018 Term Loan B 4.32% (1 Month LIBOR + 2.50%), due 1/30/23	1,193,089	1,160,876
Party City Holdings, Inc. 2018 Term Loan B 4.29% (1 Month LIBOR + 2.50%), due 8/19/22	3,604,127	3,569,589
Petco Animal Supplies, Inc. 2017 Term Loan B 5.177% (3 Month LIBOR + 3.25%), due 1/26/23	3,553,290	2,642,123
PetSmart, Inc. Consenting Term Loan 5.93% (1 Month LIBOR + 4.00%), due 3/11/22	2,528,349	2,458,030
Sally Holdings LLC Term Loan B2 4.50%, due 7/5/24	2,333,333	2,275,000

		40,135,633

Telecommunications 3.7%
Avaya, Inc.
2018 Term Loan B 6.16% (1 Month LIBOR + 4.25%), due 12/15/24	1,538,462	1,465,385
2018 Term Loan B 6.17% (1 Month LIBOR + 4.25%), due 12/15/24	917,788	874,194
CenturyLink, Inc. 2017 Term Loan B 4.536% (1 Month LIBOR + 2.75%), due 1/31/25	4,912,500	4,866,445

26	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Telecommunications (continued)
CSC Holdings, LLC 2019 Term Loan B5 4.327% (2 Month LIBOR + 2.50%), due 4/15/27	$4,700,625	$4,687,407
Frontier Communications Corp. 2017 Term Loan B1 5.54% (1 Month LIBOR + 3.75%), due 6/15/24	1,989,822	1,980,287
Microchip Technology, Inc. 2018 Term Loan B 3.79% (1 Month LIBOR + 2.00%), due 5/29/25	2,874,458	2,881,644
Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan 5.287% (3 Month LIBOR + 3.00%), due 11/3/23	2,057,895	1,827,526
Radiate Holdco LLC 1st Lien Term Loan 4.786% (1 Month LIBOR + 3.00%), due 2/1/24	5,460,000	5,391,750
SBA Senior Finance II LLC 2018 Term Loan B 3.79% (1 Month LIBOR + 2.00%), due 4/11/25	6,445,888	6,459,315
Sprint Communications, Inc.
1st Lien Term Loan B 4.313% (1 Month LIBOR + 2.50%), due 2/2/24	4,875,000	4,816,095
2018 Term Loan B 4.813% (1 Month LIBOR + 3.00%), due 2/2/24	5,955,000	5,920,264
Syniverse Holdings, Inc. 2018 1st Lien Term Loan 6.921% (3 Month LIBOR + 5.00%), due 3/9/23	1,698,813	1,534,241
West Corp.
2017 Term Loan 5.79% (1 Month LIBOR + 4.00%), due 10/10/24	9,921	8,259
2017 Term Loan 5.93% (3 Month LIBOR + 4.00%), due 10/10/24	3,889,106	3,237,681

		45,950,493

Utilities 3.9%
Astoria Energy LLC Term Loan B 5.79% (1 Month LIBOR + 4.00%), due 12/24/21	3,160,039	3,165,965

	Principal Amount	Value
Utilities (continued)
Brookfield WEC Holdings, Inc. 2018 1st Lien Term Loan 5.286% (1 Month LIBOR + 3.50%), due 8/1/25	$2,481,250	$2,463,675
Calpine Corp.
Term Loan B5 4.61% (3 Month LIBOR + 2.50%), due 1/15/24	5,403,999	5,401,540
Term Loan B9 4.86% (3 Month LIBOR + 2.75%), due 4/5/26	2,094,750	2,094,314
Compass Power Generation LLC 2018 Term Loan B 5.286% (1 Month LIBOR + 3.50%), due 12/20/24	1,563,215	1,559,307
Edgewater Generation LLC Term Loan 5.536% (1 Month LIBOR + 3.75%), due 12/13/25	4,967,487	4,750,160
EIF Channelview Cogeneration LLC 2018 Term Loan B 6.04% (1 Month LIBOR + 4.25%), due 5/3/25	3,030,664	3,050,870
ExGen Renewables IV LLC Term Loan B 5.13% (3 Month LIBOR + 3.00%), due 11/28/24	2,343,977	2,191,619
Granite Acquisition, Inc.
Term Loan B 5.604% (3 Month LIBOR + 3.50%), due 12/19/21	3,922,386	3,919,934
2nd Lien Term Loan B 9.354% (3 Month LIBOR + 7.25%), due 12/19/22	1,513,603	1,503,197
Helix Gen Funding LLC Term Loan B 5.536% (1 Month LIBOR + 3.75%), due 6/3/24	5,903,422	5,561,513
Oregon Clean Energy LLC Term Loan 5.536% (1 Month LIBOR + 3.75%), due 3/1/26	2,708,391	2,697,105
PG&E Corp. DIP Term Loan 4.24% (1 Month LIBOR + 2.25%), due 12/31/20	2,812,500	2,808,984
Southeast PowerGen LLC Term Loan B 5.29% (1 Month LIBOR + 3.50%), due 12/2/21	866,175	819,257

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Utilities (continued)
TEX Operations Co. LLC Exit Term Loan B 3.786% (1 Month LIBOR + 2.00%), due 8/4/23	$2,167,571	$2,173,329
Vistra Operations Co. LLC
1st Lien Term Loan B3 3.79% (1 Month LIBOR + 2.00%), due 12/31/25	2,213,902	2,221,514
1st Lien Term Loan B3 3.89% (1 Month LIBOR + 2.00%), due 12/31/25	1,496,098	1,501,241

		47,883,524

Total Floating Rate Loans (Cost $1,037,067,878)		1,004,085,693

Foreign Floating Rate Loans 11.0% (f)
Aerospace & Defense 0.0%‡
1199169 B.C. Unlimited Liability Co. 2019 Term Loan B2 6.104% (3 Month LIBOR + 4.00%), due 4/6/26	466,200	466,533

Airlines 0.1%
WestJet Airlines, Ltd. Term Loan B TBD, due 8/7/26	1,250,000	1,255,357

Auto Manufacturers 0.4%
Panther BF Aggregator 2 L.P. Term Loan B 5.30% (1 Month LIBOR + 3.50%), due 4/30/26	5,250,000	5,167,969

Beverage, Food & Tobacco 0.3%
JBS USA Lux S.A. 2019 Term Loan B 4.286% (1 Month LIBOR + 2.50%), due 5/1/26	3,448,406	3,458,623

Broadcasting & Entertainment 0.5%
Altice France S.A. Term Loan B12 5.609% (1 Month LIBOR + 3.687%), due 1/31/26	3,919,975	3,819,526
Numericable Group S.A. Term Loan B11 4.536% (1 Month LIBOR + 2.75%), due 7/31/25	1,942,669	1,876,294

		5,695,820

	Principal Amount	Value
Chemicals, Plastics & Rubber 1.1%
Allnex (Luxembourg) & Cy S.C.A. 2016 Term Loan B2 5.394% (3 Month LIBOR + 3.25%), due 9/13/23	$2,550,891	$2,410,592
Alpha 3 B.V. 2017 Term Loan B1 5.104% (3 Month LIBOR + 3.00%), due 1/31/24	1,888,303	1,848,177
Diamond (BC) B.V.
Term Loan 4.86% (2 Month LIBOR + 3.00%), due 9/6/24	8,333	7,761
Term Loan 4.93% (3 Month LIBOR + 3.00%), due 9/6/24	3,266,667	3,042,083
Flint Group GmbH
Term Loan C 4.90% (3 Month LIBOR + 3.00%), due 9/7/21	914	721
Term Loan C 4.94% (3 Month LIBOR + 3.00%), due 9/7/21	346,518	273,316
Oxea Holding Drei GmbH 2017 Term Loan B2 5.563% (3 Month LIBOR + 3.50%), due 10/14/24	3,097,740	3,082,251
Starfruit Finco B.V. 2018 Term Loan B 5.19% (1 Month LIBOR + 3.25%), due 10/1/25	3,636,204	3,543,026

		14,207,927

Diversified/Conglomerate Manufacturing 0.3%
AI Ladder (Luxembourg) Subco S.A R.L. 2018 Term Loan 6.604% (3 Month LIBOR + 4.50%), due 7/9/25	2,027,606	1,937,210
Bright Bidco B.V.
2018 Term Loan B 5.29% (1 Month LIBOR + 3.50%), due 6/30/24	951,616	477,394
2018 Term Loan B 5.60% (3 Month LIBOR + 3.50%), due 6/30/24	1,963,546	985,046

		3,399,650

Ecological 0.3%
GFL Environmental, Inc. 2018 Term Loan B 4.786% (1 Month LIBOR + 3.00%), due 5/30/25	3,358,430	3,345,836

28	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Electronics 1.2%
Avast Software B.V. 2018 Term Loan B 4.354% (3 Month LIBOR + 2.25%), due 9/29/23	$1,254,084	$1,257,362
ION Trading Technologies S.A R.L. Incremental Term Loan B 6.064% (3 Month LIBOR + 4.00%), due 11/21/24	3,920,699	3,724,664
Oberthur Technologies S.A. 2016 Term Loan B1 5.854% (3 Month LIBOR + 3.75%), due 1/10/24	2,216,429	2,101,451
SS&C Technologies Holdings Europe S.A R.L. 2018 Term Loan B4 4.036% (1 Month LIBOR + 2.25%), due 4/16/25	3,746,791	3,750,890
Trader Corp. 2017 Term Loan B 4.804% (1 Month LIBOR + 3.00%), due 9/28/23	4,034,981	4,019,850

		14,854,217

Finance 0.5%
Connect Finco S.A.R.L. Term Loan B TBD, due 9/23/26	6,750,000	6,648,750

Healthcare, Education & Childcare 1.5%
Auris Luxembourg III S.A.R.L. 2019 Term Loan B2 5.536% (1 Month LIBOR + 3.75%), due 2/27/26	3,917,814	3,839,458
Endo Luxembourg Finance Co. I S.A R.L. 2017 Term Loan B 6.063% (1 Month LIBOR + 4.25%), due 4/29/24	5,067,696	4,633,323
Mallinckrodt International Finance S.A. Term Loan B 4.854% (3 Month LIBOR + 2.75%), due 9/24/24	2,169,274	1,692,034
Sunshine Luxembourg VII S.A R.L. USD 1st Lien Term Loan 6.349% (3 Month LIBOR + 4.25%), due 10/1/26	900,000	900,450
Bausch Health Companies, Inc. 2018 Term Loan B 4.921% (1 Month LIBOR + 3.00%), due 6/2/25	7,687,357	7,711,910

		18,777,175

	Principal Amount	Value
Hotels, Motels, Inns & Gaming 1.0%
Four Seasons Hotels, Ltd. New 1st Lien Term Loan 3.786% (1 Month LIBOR + 2.00%), due 11/30/23	$1,476,072	$1,479,992
Gateway Casinos & Entertainment, Ltd. 2018 Term Loan B 5.104% (3 Month LIBOR + 3.00%), due 3/13/25	3,179,775	3,120,154
GVC Holdings PLC 2018 Term Loan 4.446% (6 Month LIBOR + 2.25%), due 3/29/24	2,955,000	2,955,000
Stars Group Holdings B.V. 2018 Incremental Term Loan 5.604% (3 Month LIBOR + 3.50%), due 7/10/25	5,385,162	5,404,188

		12,959,334

Leisure, Amusement, Motion Pictures & Entertainment 0.8%
Bombardier Recreational Products, Inc. 2016 Term Loan B 3.786% (1 Month LIBOR + 2.00%), due 5/23/25	4,350,308	4,338,345
Delta 2 (LUX) S.A.R.L. 2018 Term Loan 4.286% (1 Month LIBOR + 2.50%), due 2/1/24	5,650,036	5,554,691

		9,893,036

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.3%
Titan Acquisition, Ltd. 2018 Term Loan B 4.786% (1 Month LIBOR + 3.00%), due 3/28/25	3,555,738	3,358,395

Oil & Gas 0.2%
NorthRiver Midstream Finance L.P. 2018 Term Loan B 5.349% (3 Month LIBOR + 3.25%), due 10/1/25	2,772,000	2,725,799

Personal & Nondurable Consumer Products (Manufacturing Only) 0.3%
Array Canada, Inc. Term Loan B 7.104% (3 Month LIBOR + 5.00%), due 2/10/23 (g)	1,215,589	1,033,251
KIK Custom Products, Inc. 2015 Term Loan B 5.804% (1 Month LIBOR + 4.00%), due 5/15/23	2,550,000	2,397,000

		3,430,251

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Personal, Food & Miscellaneous Services 0.6%
1011778 B.C. Unlimited Liability Co. Term Loan B3 4.036% (1 Month LIBOR + 2.25%), due 2/16/24	$3,848,321	$3,850,727
Jacobs Douwe Egberts International B.V. 2018 Term Loan B 4.063% (1 Month LIBOR + 2.00%), due 11/1/25	4,069,569	4,067,026

		7,917,753

Printing & Publishing 0.4%
Springer Science & Business Media Deutschland GmbH Term Loan B13 5.286% (1 Month LIBOR + 3.50%), due 8/15/22	4,646,423	4,613,025

Retail Store 0.2%
EG Group, Ltd. 2018 Term Loan B 6.104% (3 Month LIBOR + 4.00%), due 2/7/25	2,758,000	2,658,022

Telecommunications 1.0%
Altice France S.A. 2018 Term Loan B13 5.921% (1 Month LIBOR + 4.00%), due 8/14/26	2,062,499	2,028,468
Intelsat Jackson Holdings S.A. 2017 Term Loan B3 5.682% (6 Month LIBOR + 3.75%), due 11/27/23	4,702,081	4,688,365
Telesat Canada Term Loan B4 4.61% (3 Month LIBOR + 2.50%), due 11/17/23	5,172,418	5,170,261

		11,887,094

Total Foreign Floating Rate Loans (Cost $140,888,366)		136,720,566

Total Long-Term Bonds (Cost $1,229,387,478)		1,192,370,116

	Shares	Value
Affiliated Investment Company 0.1%
Fixed Income Fund 0.1%
MainStay MacKay High Yield Corporate Bond Fund Class I	217,584	$1,220,646

Total Affiliated Investment Company (Cost $1,249,644)		1,220,646

Common Stocks 0.5%
Communications Equipment 0.0%‡
Energy Future Holdings Corp. (g)(h)(i)(j)	175,418	0
Millennium Corporate Trust (g)(h)(i)	4,973	0
Millennium Lender Trust (g)(h)(i)	5,298	0

		0

Energy Equipment & Services 0.1%
Pacific Drilling S.A. (j)	99,824	249,560
Transocean, Ltd. (j)	122,016	579,576

		829,136

Hotels, Restaurants & Leisure 0.0%‡
Caesars Entertainment Corp. (j)	35,926	441,171

Media 0.1%
Clear Channel Outdoor Holdings, Inc. (j)	81,241	189,291
iHeartMedia, Inc., Class A (j)	34,549	495,433

		684,724

Metals & Mining 0.3%
AFGlobal Corp. (g)(h)(i)(j)	60,753	3,317,722

Oil & Gas 0.0%‡
HGIM Corp. (g)(h)(i)	1,382	16,584
Templar Energy Corp., Class B (g)(h)(i)(j)	60,655	0
Templar Energy LLC, Class A (g)(h)(i)(j)	60,049	0

		16,584

Oil, Gas & Consumable Fuels 0.0%‡
Ascent Resources (g)(h)(i)(j)	244,062	500,327
Philadelphia Energy Solutions, Inc., Class A (g)(h)(i)(j)	89,705	0

		500,327

Total Common Stocks (Cost $8,874,296)		5,789,664

Preferred Stocks 0.0%‡
Oil & Gas 0.0%‡
Templar Energy Corp., (8.00% PIK) (e)(g)(h)(i)	90,568	0

Total Preferred Stocks (Cost $379,311)		0

30	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Number of Rights	Value
Rights 0.0%‡
Independent Power & Renewable Electricity Producers 0.0%‡
Vistra Energy Corp. Expires 12/31/46 (g)(i)(j)	107,130	$96,417

Total Rights (Cost $87,847)		96,417

	Number of Warrants
Warrants 0.0%‡
Oil, Gas & Consumable Fuels 0.0%‡
Ascent Resources (g)(h)(i)(j)
1st Lien Warrants Expires 3/30/23	23,368	1,753
2nd Lien Tranche B Expires 3/30/23	62,000	1,860
2nd Lien Tranche A Expires 3/30/23	30,044	3,755
HGIM Corp. Expires 7/2/43 (g)(h)(i)(j)	6,177	74,124

Total Warrants (Cost $259,875)		81,492

	Principal Amount
Short-Term Investments 5.7%
Repurchase Agreement 0.3%
Fixed Income Clearing Corp. 0.12%, dated 10/31/19 due 11/1/19 Proceeds at Maturity $3,640,903 (Collateralized by a United States Treasury Note with a rate of 2.375% and a maturity date of 3/15/22, with a Principal Amount of $3,640,000 and a Market Value of $3,714,052)	$3,640,891	3,640,891

Total Repurchase Agreement (Cost $3,640,891)		3,640,891

U.S. Government & Federal Agencies 3.9% (k)
United States Treasury Bills
1.513%, due 11/26/19	3,655,000	3,651,217
1.66%, due 12/10/19 (b)	13,617,000	13,592,888
1.673%, due 11/5/19	909,000	908,834
1.712%, due 11/5/19	4,733,000	4,732,113
1.721%, due 11/12/19	1,028,000	1,027,468
1.725%, due 11/12/19	9,464,000	9,459,087
1.733%, due 11/12/19	5,201,000	5,198,286
1.741%, due 11/12/19	10,287,000	10,281,609

Total U.S. Government & Federal Agencies (Cost $48,851,502)		48,851,502

	Shares	Value
Unaffiliated Investment Company 1.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.75% (l)(m)	18,192,664	$18,192,664

Total Unaffiliated Investment Company (Cost $18,192,664)		18,192,664

Total Short-Term Investments (Cost $70,685,057)		70,685,057

Total Investments (Cost $1,310,923,508)	102.5%	1,270,243,392
Other Assets, Less Liabilities	(2.5)	(31,020,335)
Net Assets	100.0%	$1,239,223,057

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)

All or a portion of this security was held on loan. As of October 31, 2019, the aggregate market value of securities on loan was $18,119,249; the total market value of collateral held by the Fund was $18,534,542. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $341,878 (See Note 2(J)).

(c)	Issue in default.

(d)	Issue in non-accrual status.

(e)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.

(f)	Floating rate—Rate shown was the rate in effect as of October 31, 2019.

(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(h)	Illiquid investment—As of October 31, 2019, the total market value of these illiquid investments was $26,126,042, which represented 2.1% of the Fund’s net assets. (Unaudited)

(i)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2019, the total market value of fair valued securities was $4,012,542, which represented 0.3% of the Fund’s net assets.

(j)	Non-income producing security.

(k)	Interest rate shown represents yield to maturity.

(l)	Current yield as of October 31, 2019.

(m)	Represents security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

TBD—To Be Determined

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments October 31, 2019 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$51,563,857	$—	$51,563,857
Floating Rate Loans (b)	—	994,041,695	10,043,998	1,004,085,693
Foreign Floating Rate Loans (c)	—	135,687,315	1,033,251	136,720,566

Total Long-Term Bonds	—	1,181,292,867	11,077,249	1,192,370,116

Affiliated Investment Company
Fixed Income Funds	1,220,646	—	—	1,220,646
Common Stocks (d)	1,955,031	—	3,834,633	5,789,664
Preferred Stocks (e)	—	—	0	0
Rights (f)	—	—	96,417	96,417
Warrants (g)	—	—	81,492	81,492
Short-Term Investments
Repurchase Agreement	—	3,640,891	—	3,640,891
U.S. Government & Federal Agencies	—	48,851,502	—	48,851,502
Unaffiliated Investment Company	18,192,664	—	—	18,192,664

Total Short-Term Investments	18,192,664	52,492,393	—	70,685,057

Total Investments in Securities	$21,368,341	$1,233,785,260	$15,089,791	$1,270,243,392

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $10,043,998 within the Floating Rate Loans section of the Portfolio of Investments were valued by a pricing service without adjustment.

(c)	The Level 3 securities valued at $1,033,251 within the Foreign Floating Rate Loans section of the Portfolio of Investments were valued by a pricing service without adjustment.

(d)

The Level 3 securities valued at $0, $3,317,722, $16,584 and $500,327 are held in Communications Equipment, Metals & Mining, Oil & Gas and Oil, Gas & Consumable Fuels, respectively, within the Common Stocks section of the Portfolio of Investments.

(e)	The Level 3 security valued at $0 is held in Oil & Gas within the Preferred Stocks section of the Portfolio of Investments.

(f)	The Level 3 security valued at $96,417 is held in Independent Power & Renewable Electricity Producers within the Rights section of the Portfolio of Investments

(g)	The Level 3 securities valued at $81,492 are held in Oil, Gas & Consumable Fuels within the Warrants section of the Portfolio of Investments.

32	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2019 (b)
Long-Term Bonds
Floating Rate Loans	$5,307,092	$8,137	$(47,740)	$(346,327)	$—	$(3,468,541)	$12,523,527	$(3,932,150)	$10,043,998	(338,626)
Foreign Floating Rate Loans	—	2,459	(17,711)	(120,490)	—	(514,418)	1,683,411	—	1,033,251	(120,490)
Common Stocks	5,105,861	—	(531,732)	(739,496)	—	—	—	—	3,834,633	(550,507)
Preferred Stocks	269,954	—	—	(269,954)	—	—	—	—	0	(269,954)
Rights	103,916	—	—	(7,499)	—	—	—	—	96,417	(7,499)
Warrants	342,095	—	—	(260,603)	—	—	—	—	81,492	(260,603)

Total	$11,128,918	$10,596	$(597,183)	$(1,744,369)	$—	$(3,982,959)	$14,206,938	$(3,932,150)	$15,089,791	$(1,547,679)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

As of October 31, 2019, loan assignments with a market value of $14,206,938 transferred from Level 2 to Level 3 as the fair value obtained by an independent pricing service, utilized significant unobservable inputs. As of October 31, 2018, the fair value obtained for this loan assignment, as determined by an independent pricing service, utilized significant other observable inputs.

As of October 31, 2019, a loan assignment with a market value of $3,932,150 transferred from Level 3 to Level 2 as the the fair value obtained from an independent pricing service, utilized significant other observable inputs. As of October 31, 2018, the fair value obtained for this loan assignment, as determined by an independent pricing service, utilized significant unobservable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $1,309,673,864) including securities on loan of $18,119,249	$1,269,022,746
Investment in affiliated investment company, at value (identified cost $1,249,644)	1,220,646
Receivables:
Investment securities sold	6,087,065
Dividends and interest	3,655,071
Fund shares sold	1,209,711
Securities lending	6,782
Other assets	64,755

Total assets	1,281,266,776

Liabilities
Due to custodian	19
Cash collateral received for securities on loan	18,192,664
Unrealized depreciation on unfunded commitments (See Note 5)	21,496
Payables:
Investment securities purchased	20,227,052
Fund shares redeemed	1,682,080
Manager (See Note 3)	629,780
Transfer agent (See Note 3)	413,725
NYLIFE Distributors (See Note 3)	153,417
Shareholder communication	50,658
Professional fees	32,273
Custodian	23,964
Trustees	2,354
Accrued expenses	19,986
Dividend payable	594,251

Total liabilities	42,043,719

Net assets	$1,239,223,057

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$137,288
Additional paid-in capital	1,332,438,026

1,332,575,314
Total distributable earnings (loss)	(93,352,257)

Net assets	$1,239,223,057

Class A
Net assets applicable to outstanding shares	$338,392,398

Shares of beneficial interest outstanding	37,495,826

Net asset value per share outstanding	$9.02
Maximum sales charge (3.00% of offering price)	0.28

Maximum offering price per share outstanding	$9.30

Investor Class
Net assets applicable to outstanding shares	$23,495,839

Shares of beneficial interest outstanding	2,603,555

Net asset value per share outstanding	$9.02
Maximum sales charge (3.00% of offering price)	0.28

Maximum offering price per share outstanding	$9.30

Class B
Net assets applicable to outstanding shares	$3,118,502

Shares of beneficial interest outstanding	345,241

Net asset value and offering price per share outstanding	$9.03

Class C
Net assets applicable to outstanding shares	$86,011,955

Shares of beneficial interest outstanding	9,526,937

Net asset value and offering price per share outstanding	$9.03

Class I
Net assets applicable to outstanding shares	$716,692,058

Shares of beneficial interest outstanding	79,395,706

Net asset value and offering price per share outstanding	$9.03

Class R3
Net assets applicable to outstanding shares	$435,691

Shares of beneficial interest outstanding	48,261

Net asset value and offering price per share outstanding	$9.03

Class R6
Net assets applicable to outstanding shares	$71,076,614

Shares of beneficial interest outstanding	7,872,549

Net asset value and offering price per share outstanding	$9.03

34	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Interest	$80,856,035
Dividends-affiliated	66,525
Securities lending	55,046
Dividends-unaffiliated	4,122

Total income	80,981,728

Expenses
Manager (See Note 3)	8,207,530
Transfer agent (See Note 3)	2,615,694
Distribution/Service—Class A (See Note 3)	871,832
Distribution/Service—Investor Class (See Note 3)	57,425
Distribution/Service—Class B (See Note 3)	41,964
Distribution/Service—Class C (See Note 3)	1,109,806
Distribution/Service—Class R3 (See Note 3)	1,588
Professional fees	184,080
Registration	178,305
Shareholder communication	112,589
Custodian	60,341
Trustees	34,554
Shareholder service (See Note 3)	318
Miscellaneous	93,839

Total expenses	13,569,865

Net investment income (loss)	67,411,863

Realized and Unrealized Gain (Loss) on Investments and Unfunded Commitments
Net realized gain (loss) on unaffiliated investments	(12,463,278)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(28,527,852)
Affiliated investments	23,207
Unfunded commitments	(17,788)

Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(28,522,433)

Net realized and unrealized gain (loss) on investments and unfunded commitments	(40,985,711)

Net increase (decrease) in net assets resulting from operations	$26,426,152

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$67,411,863	$65,650,906
Net realized gain (loss) on investments	(12,463,278)	(3,563,441)
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(28,522,433)	(8,821,762)

Net increase (decrease) in net assets resulting from operations	26,426,152	53,265,703

Distributions to shareholders:
Class A	(16,596,482)	(16,007,712)
Investor Class	(1,097,841)	(899,142)
Class B	(169,219)	(201,388)
Class C	(4,475,218)	(5,087,200)
Class I	(42,590,379)	(43,490,177)
Class R3	(13,896)	(7,235)
Class R6	(2,449,067)	—

Total distributions to shareholders	(67,392,102)	(65,692,854)

Capital share transactions:
Net proceeds from sale of shares	408,541,183	643,184,372
Net asset value of shares issued to shareholders in reinvestment of distributions	57,869,792	56,439,802
Cost of shares redeemed	(787,347,737)	(582,584,426)

Increase (decrease) in net assets derived from capital share transactions	(320,936,762)	117,039,748

Net increase (decrease) in net assets	(361,902,712)	104,612,597

Net Assets
Beginning of year	1,601,125,769	1,496,513,172

End of year	$1,239,223,057	$1,601,125,769

36	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019	2018	2017	2016		2015

Net asset value at beginning of year	$9.28	$9.35	$9.29	$9.15		$9.44

Net investment income (loss)	0.43 (a)	0.40	0.35	0.32		0.33

Net realized and unrealized gain (loss) on investments	(0.26)	(0.07)	0.06	0.14		(0.29)

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	—		(0.00)‡

Total from investment operations	0.17	0.33	0.41	0.46		0.04

Less dividends:

From net investment income	(0.43)	(0.40)	(0.35)	(0.32)		(0.33)

Net asset value at end of year	$9.02	$9.28	$9.35	$9.29		$9.15

Total investment return (b)	1.94%	3.54%	4.50%	5.23%		0.45%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.76%	4.23%	3.76%	3.59	%(c)	3.58%

Net expenses (d)	1.09%	1.05%	1.01%	1.07	%(e)	1.06%

Portfolio turnover rate	19%	32%	58%	36%		31%

Net assets at end of year (in 000’s)	$338,392	$383,590	$371,186	$318,281		$342,214

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 3.58%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.08%.

	Year ended October 31,

Investor Class	2019	2018	2017	2016		2015

Net asset value at beginning of year	$9.28	$9.35	$9.29	$9.15		$9.44

Net investment income (loss)	0.43 (a)	0.40	0.35	0.33		0.33

Net realized and unrealized gain (loss) on investments	(0.26)	(0.07)	0.06	0.14		(0.29)

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	—		(0.00)‡

Total from investment operations	0.17	0.33	0.41	0.47		0.04

Less dividends:

From net investment income	(0.43)	(0.40)	(0.35)	(0.33)		(0.33)

Net asset value at end of year	$9.02	$9.28	$9.35	$9.29		$9.15

Total investment return (b)	1.95%	3.54%	4.44%	5.24%		0.46%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.77%	4.24%	3.66%	3.60%		3.59%

Net expenses (c)	1.08%	1.05%	1.06%	1.06	%(d)	1.06%

Portfolio turnover rate	19%	32%	58%	36%		31%

Net assets at end of year (in 000’s)	$23,496	$21,731	$21,238	$29,269		$29,692

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Without the custody fee reimbursement, net expenses would have been 1.07%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2019	2018		2017	2016		2015

Net asset value at beginning of year	$9.28	$9.36		$9.29	$9.16		$9.45

Net investment income (loss)	0.37 (a)	0.33		0.28	0.25		0.25

Net realized and unrealized gain (loss) on investments	(0.25)	(0.08)		0.07	0.14		(0.28)

Net realized and unrealized gain (loss) on foreign currency transactions	—	—		—	—		(0.00)‡

Total from investment operations	0.12	0.25		0.35	0.39		(0.03)

Less dividends:

From net investment income	(0.37)	(0.33)		(0.28)	(0.26)		(0.26)

Net asset value at end of year	$9.03	$9.28		$9.36	$9.29		$9.16

Total investment return (b)	1.19%	2.66	%(c)	3.78%	4.34%		(0.29%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.04%	3.47%		2.92%	2.85	%(d)	2.83%

Net expenses (e)	1.83%	1.80%		1.81%	1.81	%(f)	1.81%

Portfolio turnover rate	19%	32%		58%	36%		31%

Net assets at end of year (in 000’s)	$3,119	$5,259		$6,536	$7,621		$8,988

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.84%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.82%.

	Year ended October 31,

Class C	2019	2018		2017	2016		2015

Net asset value at beginning of year	$9.28	$9.36		$9.29	$9.16		$9.44

Net investment income (loss)	0.37 (a)	0.33		0.28	0.26		0.26

Net realized and unrealized gain (loss) on investments	(0.25)	(0.08)		0.07	0.13		(0.28)

Net realized and unrealized gain (loss) on foreign currency transactions	—	—		—	—		(0.00)‡

Total from investment operations	0.12	0.25		0.35	0.39		(0.02)

Less dividends:

From net investment income	(0.37)	(0.33)		(0.28)	(0.26)		(0.26)

Net asset value at end of year	$9.03	$9.28		$9.36	$9.29		$9.16

Total investment return (b)	1.30%	2.66	%(c)	3.66%	4.34%		(0.18%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.03%	3.48%		2.94%	2.85	%(d)	2.84%

Net expenses (e)	1.83%	1.80%		1.81%	1.81	%(f)	1.81%

Portfolio turnover rate	19%	32%		58%	36%		31%

Net assets at end of year (in 000’s)	$86,012	$142,134		$154,399	$159,480		$176,330

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.84%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.82%.

38	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019	2018	2017	2016		2015

Net asset value at beginning of year	$9.28	$9.35	$9.29	$9.16		$9.44

Net investment income (loss)	0.46 (a)	0.42	0.38	0.35		0.36

Net realized and unrealized gain (loss) on investments	(0.25)	(0.07)	0.06	0.13		(0.28)

Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	—		(0.00)‡

Total from investment operations	0.21	0.35	0.44	0.48		0.08

Less dividends:

From net investment income	(0.46)	(0.42)	(0.38)	(0.35)		(0.36)

Net asset value at end of year	$9.03	$9.28	$9.35	$9.29		$9.16

Total investment return (b)	2.31%	3.80%	4.76%	5.38%		0.81%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.02%	4.49%	4.01%	3.84	%(c)	3.82%

Net expenses (d)	0.84%	0.80%	0.76%	0.82	%(e)	0.81%

Portfolio turnover rate	19%	32%	58%	36%		31%

Net assets at end of year (in 000’s)	$716,692	$1,048,033	$943,093	$805,208		$823,969

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 3.83%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.83%.

	Year ended October 31,			February 29, 2016 ^ through October 31,

Class R3	2019	2018	2017	2016

Net asset value at beginning of period	$9.28	$9.35	$9.29	$8.82

Net investment income (loss)	0.40 (a)	0.36	0.32	0.20

Net realized and unrealized gain (loss) on investments	(0.25)	(0.07)	0.06	0.47

Total from investment operations	0.15	0.29	0.38	0.67

Less dividends:

From net investment income	(0.40)	(0.36)	(0.32)	(0.20)

Net asset value at end of period	$9.03	$9.28	$9.35	$9.29

Total investment return (b)	1.69%	3.18%	4.14%	7.64%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.37%	3.97%	3.52%	3.25%††

Net expenses (c)	1.43%	1.40%	1.35%	1.42%††

Portfolio turnover rate	19%	32%	58%	36%

Net assets at end of period (in 000’s)	$436	$379	$62	$27

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Financial Highlights selected per share data and ratios

Class R6	February 28, 2019^ through October 31, 2019

Net asset value at beginning of period	$9.18

Net investment income (loss) (a)	0.32

Net realized and unrealized gain (loss) on investments	(0.15)

Total from investment operations	0.17

Less dividends:

From net investment income	(0.32)

Net asset value at end of period	$9.03

Total investment return (b)	1.84%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.18%††

Net expenses (c)	0.64%††

Portfolio turnover rate	19%

Net assets at end of period (in 000’s)	$71,077

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

40	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Floating Rate Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Class A, Class B, Class C and Class I shares commenced operations on May 3, 2004. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Class R6 shares were registered for sale effective as of February 28, 2017. Class R6 shares commenced operations on February 28, 2019.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective April 15, 2019, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from August 1, 2017 through April 14, 2019, a CDSC of 1.00% may be imposed on certain redemptions (for investments of $500,000 which paid no initial sales charge) of such shares within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions of such shares made within one year of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to Class A or Investor Class shares at the end of the calendar quarter four years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plan for Class R3 shares.

The Fund’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to

41

Notes to Financial Statements (continued)

oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, rights and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are

42	MainStay Floating Rate Fund

normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2019, and can change at any time. Illiquid investments as of October 31, 2019, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and pays distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are

43

Notes to Financial Statements (continued)

reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Fund from investments in underlying funds are recorded on the ex-dividend date. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2019, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in exchange-traded funds (“ETFs”) and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2019, the repurchase agreements are shown in the Portfolio of Investments.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed.

(I)  Loan Assignments, Participations and Commitments.  The Fund primarily invests in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the

44	MainStay Floating Rate Fund

borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2019, the Fund held unfunded commitments. (See Note 5)

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund had securities on loan with an aggregate market value of $18,119,249; the total market value of collateral held by the Fund was $18,534,542. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $341,878 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $18,192,664.

(K)  Debt Securities and Loan Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Fund’s principal investments include floating rate loans, which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund’s NAVs could decrease and you could lose money.

In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing trans-actions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities. In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(L)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the

45

Notes to Financial Statements (continued)

Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the year ended October 31, 2019, the effective management fee rate was 0.59%.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $8,207,530 and paid the Subadvisor in the amount of $4,103,765.

New York Life Investments has contractually agreed to waive fees and/ or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2020 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the

Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.

During the year ended October 31, 2019, shareholder service fees incurred by the Fund were as follows:

Class R3	$318

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $53,297 and $8,006, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $84,728, $7,437 and $13,414, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$687,023
Investor Class	43,811
Class B	7,946
Class C	210,158
Class I	1,666,136
Class R3	620

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

46	MainStay Floating Rate Fund

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay MacKay High Yield Corporate Bond Fund Class I	$1,203	$—	$(5)	$—	$23	$1,221	$67	$—	218

(G)  Capital.  As of October 31, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R3	$29,302	6.7%
Class R6	25,356	0.0	‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,310,951,796	$4,571,554	$(45,279,958)	$(40,708,404)

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$585,050	$(52,548,038)	$(659,369)	$(40,729,900)	$(93,352,257)

The other temporary differences are primarily due to defaulted bond income accruals.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$3,796,376	$(3,796,376)

The reclassifications for the Fund are primarily due to expiring capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $52,548,038 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$5,668	$46,880

The Fund had $3,796,376 of capital loss carryforward that expired during the year ended October 31, 2019.

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$67,392,102	$65,692,854

47

Notes to Financial Statements (continued)

Note 5–Commitments and Contingencies

As of October 31, 2019, the Fund had unfunded commitments pursuant to the following loan agreements:

Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)

Allied Universal Holding Co. LLC 2019 Term Loan B 6.507%, due 7/10/26	$135,135	$(1,013)

Mavis Tire Express Services Corp. 2018 Term Loan 3.458%, due 3/20/25	367,822	(19,311)

PG&E Corp. DIP Term Loan 4.24%, due 12/31/20	937,500	(1,172)
Total	$1,440,457	$(21,496)

Commitments are available until maturity date.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or one-month LIBOR, whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of securities, other than short-term securities, were $251,235 and $546,050, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	12,997,002	$118,586,137
Shares issued to shareholders in reinvestment of dividends and distributions	1,674,392	15,240,679
Shares redeemed	(19,132,832)	(174,238,387)

Net increase (decrease) in shares outstanding before conversion	(4,461,438)	(40,411,571)
Shares converted into Class A (See Note 1)	785,621	7,170,615
Shares converted from Class A (See Note 1)	(174,295)	(1,589,648)

Net increase (decrease)	(3,850,112)	$(34,830,604)

Year ended October 31, 2018:
Shares sold	15,854,512	$147,949,956
Shares issued to shareholders in reinvestment of dividends and distributions	1,595,316	14,873,279
Shares redeemed	(16,082,537)	(149,965,565)

Net increase (decrease) in shares outstanding before conversion	1,367,291	12,857,670
Shares converted into Class A (See Note 1)	393,136	3,666,884
Shares converted from Class A (See Note 1)	(106,867)	(997,255)

Net increase (decrease)	1,653,560	$15,527,299

48	MainStay Floating Rate Fund

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	674,574	$6,144,114
Shares issued to shareholders in reinvestment of dividends and distributions	116,710	1,062,606
Shares redeemed	(574,125)	(5,224,802)

Net increase (decrease) in shares outstanding before conversion	217,159	1,981,918
Shares converted into Investor Class (See Note 1)	348,438	3,184,634
Shares converted from Investor Class (See Note 1)	(304,289)	(2,769,718)

Net increase (decrease)	261,308	$2,396,834

Year ended October 31, 2018:
Shares sold	619,684	$5,781,311
Shares issued to shareholders in reinvestment of dividends and distributions	93,509	871,797
Shares redeemed	(422,262)	(3,940,440)

Net increase (decrease) in shares outstanding before conversion	290,931	2,712,668
Shares converted into Investor Class (See Note 1)	145,187	1,355,048
Shares converted from Investor Class (See Note 1)	(364,816)	(3,402,610)

Net increase (decrease)	71,302	$665,106

Class B	Shares	Amount

Year ended October 31, 2019:
Shares sold	77,026	$698,613
Shares issued to shareholders in reinvestment of dividends and distributions	15,121	137,731
Shares redeemed	(240,602)	(2,194,521)

Net increase (decrease) in shares outstanding before conversion	(148,455)	(1,358,177)
Shares converted from Class B (See Note 1)	(72,673)	(662,832)

Net increase (decrease)	(221,128)	$(2,021,009)

Year ended October 31, 2018:
Shares sold	109,160	$1,019,337
Shares issued to shareholders in reinvestment of dividends and distributions	18,043	168,337
Shares redeemed	(182,402)	(1,702,867)

Net increase (decrease) in shares outstanding before conversion	(55,199)	(515,193)
Shares converted from Class B (See Note 1)	(76,837)	(717,441)

Net increase (decrease)	(132,036)	$(1,232,634)

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,125,120	$10,269,105
Shares issued to shareholders in reinvestment of dividends and distributions	452,872	4,123,342
Shares redeemed	(6,777,779)	(61,742,551)

Net increase (decrease) in shares outstanding before conversion	(5,199,787)	(47,350,104)
Shares converted from Class C (See Note 1)	(587,489)	(5,380,449)

Net increase (decrease)	(5,787,276)	$(52,730,553)

Year ended October 31, 2018:
Shares sold	2,800,697	$26,135,597
Shares issued to shareholders in reinvestment of dividends and distributions	501,161	4,674,312
Shares redeemed	(4,491,594)	(41,918,713)

Net increase (decrease)	(1,189,736)	$(11,108,804)

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	27,498,631	$250,316,560
Shares issued to shareholders in reinvestment of dividends and distributions	3,827,830	34,843,484
Shares redeemed	(58,227,942)	(530,288,431)

Net increase (decrease) in shares outstanding before conversion	(26,901,481)	(245,128,387)
Shares converted into Class I (See Note 1)	5,210	47,398
Shares converted from Class I (See Note 1)	(6,647,777)	(61,026,595)

Net increase (decrease)	(33,544,048)	$(306,107,584)

Year ended October 31, 2018:
Shares sold	49,527,932	$461,972,944
Shares issued to shareholders in reinvestment of dividends and distributions	3,843,739	35,844,854
Shares redeemed	(41,264,873)	(385,043,331)

Net increase (decrease) in shares outstanding before conversion	12,106,798	112,774,467
Shares converted into Class I (See Note 1)	10,255	95,374

Net increase (decrease)	12,117,053	$112,869,841

Class R3	Shares	Amount

Year ended October 31, 2019:
Shares sold	31,182	$283,231
Shares issued to shareholders in reinvestment of dividends and distributions	1,414	12,883
Shares redeemed	(25,151)	(229,773)

Net increase (decrease)	7,445	$66,341

Year ended October 31, 2018:
Shares sold	34,873	$325,227
Shares issued to shareholders in reinvestment of dividends and distributions	775	7,223
Shares redeemed	(1,445)	(13,510)

Net increase (decrease)	34,203	$318,940

49

Notes to Financial Statements (continued)

Class R6	Shares	Amount

Period ended October 31, 2019 (a):
Shares sold	2,428,084	$22,243,423
Shares issued to shareholders in reinvestment of dividends and distributions	268,318	2,449,067
Shares redeemed	(1,471,630)	(13,429,272)

Net increase (decrease) in shares outstanding before conversion	1,224,772	11,263,218
Shares converted into Class R6 (See Note 1)	6,647,777	61,026,595

Net increase (decrease)	7,872,549	$72,289,813

(a)	The inception date of the class was February 28, 2019.

Note 11–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. At this time, management is evaluating the implications of the ASU and any impact on the financial statements has not yet been determined.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting

Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

50	MainStay Floating Rate Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Floating Rate Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

51

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2019, the Fund designated approximately $71,590 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

52	MainStay Floating Rate Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

53

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

54	MainStay Floating Rate Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

55

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

56	MainStay Floating Rate Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1717041 MS159-19	MSFR11-12/19 (NYLIM) NL225

MainStay Asset Allocation Funds

Message from the President and Annual Report

October 31, 2019

MainStay Conservative Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Growth Allocation Fund

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year or Since Inception	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	2.57 8.54%	2.39 3.56%	5.55 6.15%	1.13 1.13%
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	2.46 8.43	2.25 3.41	5.40 6.00	1.31 1.31
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	2.61 7.61	2.29 2.64	5.22 5.22	2.06 2.06
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	6.61 7.61	2.64 2.64	5.22 5.22	2.06 2.06
Class I Shares	No Sales Charge		4/4/2005	8.91	3.84	6.43	0.88
Class R2 Shares[5]	No Sales Charge		6/14/2019	3.44	N/A	N/A	1.23
Class R3 Shares	No Sales Charge		2/29/2016	8.20	6.06	N/A	1.48

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
5.	Class R2 shares were launched in connection with the reorganization of the MainStay Retirement 2010 Fund and MainStay Retirement 2020 Fund into the Fund.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[6]	14.33%	10.78%	13.70%
MSCI EAFE® Index[7]	11.04	4.31	5.41
Bloomberg Barclays U.S. Aggregate Bond Index[8]	11.51	3.24	3.73
Conservative Allocation Composite Index[9]	12.71	5.77	7.22
Morningstar Allocation – 30% to 50% Equity Category Average[10]	9.38	4.15	6.34

6.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

9.

The Fund has selected the Conservative Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Prior to February 28, 2014, the Conservative Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 35%, 5%, and 60%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

10.

The Morningstar Allocation – 30% to 50% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% and 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,028.70	$1.94	$1,023.29	$1.94	0.38%

Investor Class Shares	$1,000.00	$1,028.50	$2.81	$1,022.43	$2.80	0.55%

Class B Shares	$1,000.00	$1,024.60	$6.63	$1,018.65	$6.61	1.30%

Class C Shares	$1,000.00	$1,024.60	$6.63	$1,018.65	$6.61	1.30%

Class I Shares	$1,000.00	$1,030.50	$0.72	$1,024.50	$0.71	0.14%

Class R2 Shares[3,4]	$1,000.00	$1,018.90	$1.88	$1,017.18	$1.88	0.49%

Class R3 Shares	$1,000.00	$1,027.90	$3.73	$1,021.53	$3.72	0.73%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period) and 139 days for Class R2 shares (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was June 14, 2019.
4.

Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2019. Had these shares been offered for the full six-month period ended October 31, 2019, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $2.50 for Class R2 shares and the ending account value would have been $1,022.74 for Class R2 shares.

7

Investment Objectives of Underlying Funds as of October 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

8	MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Conservative Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay Conservative Allocation Fund returned 8.91%, underperforming the 14.33% return of the Fund’s primary benchmark, the S&P 500® Index, and the 11.04% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund underperformed the 11.51% return of the Bloomberg Barclays U.S. Aggregate Bond Index and the 12.71% return of the Conservative Allocation Composite Index, both of which are additional benchmarks of the Fund. For the 12 months ended October 31, 2019, Class I shares of the Fund underperformed the 9.38% return of the Morningstar Allocation—30% to 50% Equity Category Average.1

Were there any changes to the Fund during the reporting period?

Effective July 22, 2019, the Fund may invest in derivatives, such as total return swaps, to seek to enhance returns or reduce the risk of loss by hedging certain of its holdings. For more information about this change refer to the supplement dated June 21, 2019.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. As is usually the case, the most influential factor affecting returns for the Fund versus the performance of a weighted combination of indices is the net performance of the Underlying Funds themselves relative to their respective benchmarks. This reporting period once again proved to be a challenging one for the Underlying Funds, which detracted materially from active returns. Prominent examples of Underlying Funds that struggled to meet their objectives included MainStay MacKay U.S. Equity Opportunities Fund, MainStay MacKay Growth Fund and MainStay Cushing Renaissance Advantage Fund.

Asset class policy provided a modest lift to relative performance. While our efforts to modulate the Fund’s stock/bond blend had little impact on overall performance, asset class shifts within equities proved materially positive. Specifically, a tilt toward small company stocks that dragged on results through late 2018 became a significant tailwind in 2019 as we reconfigured holdings to favor larger capitalization names. Exposure to emerging-market equities likewise bolstered returns, with the Fund’s overweight posture well rewarded early in the reporting period before being later unwound. Detracting slightly from relative performance was the Fund’s bias favoring value over growth as growth stocks continued to lead the market in 2018 and into 2019. A market rotation favoring value stocks that began in summer 2019 lessened the drag. Within the fixed-income area, the Fund’s asset class stance detracted from relative performance. The Fund maintained a relatively short duration2 bias via holdings of cash and other short maturity instruments in anticipation of rising bond yields. However, yields moved abruptly in the other direction. The Fund partly offset this negative impact on performance by being underweight bank loans and through exposure to convertible bonds.

How did you allocate the Fund’s assets during the reporting period and why?

We consider a variety of factors in allocating the Fund’s assets, including the portfolio-level characteristics of the Underlying Funds (such as capitalization, style biases, sector exposures, credit quality and duration) and the attributes of the individual holdings within those Funds (valuation metrics, earnings data and technical indicators). Generally speaking, we seek to invest in Funds that correspond well to our desired asset class exposures, which is to say that they occupy attractively valued segments of the market and appear positioned to benefit from the prevailing economic environment.

In October 2018, just before the reporting period began, we took advantage of declining stock prices to increase the Fund’s exposure to equities in the belief that economic fundamentals remained sound despite concerns around trade negotiations, monetary policy and slowing external growth. Although that view was tested during the fourth quarter of 2018, particularly in the run-up to Christmas, we held our ground. Conditions began to improve in the final week of December 2018, and stocks climbed steadily through the first four months of 2019, supported by increasing signs of progress in trade negotiations, signals from the U.S. Federal Reserve Board (“Fed”) of a pause in interest-rate hikes, and sweeping Chinese government actions across fiscal, monetary and regulatory fronts to bolster economic activity. As equity markets rose, we gradually trimmed the Fund’s equity exposure until, by late spring, it was again close to neutral. Concerned about a global slump in manufacturing, plummeting business confidence readings,

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

faltering capital expenditures, and other potential downstream effects of the escalating trade war, we continued to trim the Fund’s equity exposure, bringing it substantially underweight through the end of the reporting period.

Within the Fund’s stock portfolio, a number of biases were evident. One of the more consequential was a preference for stocks of developing nations over those of the developed world in late 2018 and heading into 2019. This reflected our expectation that the Chinese government’s aggressive response to slowing economic conditions would reaccelerate growth, generating a tailwind for emerging markets. We unwound that bias in the late spring and summer as the anticipated reacceleration in emerging market economic activity failed to materialize. We also allocated assets disproportionately across the capitalization spectrum. At the beginning of the reporting period, the Fund favored small companies over larger multi-nationals, reflecting our belief that they would benefit disproportionately from tax reform and industry deregulation. We later reversed that position in response to weak earnings trends within the small cap universe, including a disconcerting number of negative earnings reports. We also anticipated that small- and mid-cap firms could prove more vulnerable to higher interest rates than large companies that have extended the term of their debt in the public market.

In 2018 we introduced a value bias to the portfolio, primarily in response to concerns regarding the technology industry (including potential litigation and regulation, as well as hyper-competitive markets) and opportunities we saw in energy and financials. That bias detracted from performance during the reporting period as growth companies continued to lead the market higher through much of the year. However, we have seen some evidence of a rotation into more cyclical value stocks in recent months, and remain committed to the position.

On the fixed-income side, we maintained the Fund’s neutral stance in terms of exposure to credit, reflecting our view that although spreads3 appeared a little tight given the prevailing stage of the business cycle and amount of leverage many companies had deployed, underlying corporate fundamentals remained sound. Within speculative-grade credit, the Fund shied away from floating-rate bonds on concerns about excessive leverage and poor underwriting. While we maintained a somewhat short duration for much of the reporting period, we gradually increased rate sensitivity in response to tame inflation, accommodative monetary policy and a recognition that the ongoing slowdown in the global economy might yet deteriorate into something more harmful, provoking a flight to quality and more aggressive government response.

How did the Fund’s allocations change over the course of the reporting period?

We lowered the Fund’s equity exposure during the reporting period, reducing its positions in IQ Chaikin U.S. Large Cap ETF and IQ 50 Percent Hedged FTSE International ETF. The Fund initially kept some of the proceeds from these sales in cash rather than investing in fixed-income securities, given the potential for bond yields to rise. Eventually, however, we invested most of these assets in MainStay MacKay Total Return Bond Fund.

Within equities, we made the Fund’s value bias a little less pronounced by allocating more assets to MainStay Large Cap Growth Fund and MainStay MacKay Growth Fund. We also eliminated the Fund’s exposure to MainStay Cushing Renaissance Advantage Fund and MainStay Cushing MLP Premier Fund as energy assets failed to respond to rising crude oil prices to the degree we had anticipated.

On the fixed-income side of the Fund, the most noteworthy move was a shift out of MainStay MacKay High Yield Corporate Bond Fund into MainStay MacKay Short Duration High Yield Fund, shortening our spread duration to guard against a potential credit event. We also extended duration within the investment-grade portion of the portfolio by establishing a position in MainStay MacKay Infrastructure Bond Fund, thereby increasing rate sensitivity (also perceived as a defensive maneuver).

Two Underlying Funds the Fund was invested in were closed during the reporting period, MainStay Absolute Return Multi-Strategy Fund and MainStay Epoch Global Choice Fund, necessitating reallocation to other Underlying Funds. The Fund reinvested some of those assets in MainStay MacKay Short Duration High Yield Fund. A new Underlying Fund was also added during the reporting period: IQ 500 International ETF. The Fund’s exposure to this Underlying Fund remained quite small as of October 31, 2019 but we expect to increase such exposure.

During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?

Of the Underlying Equity Funds held for the full reporting period, the highest returns came from MainStay Large Cap Growth Fund, MainStay Epoch Capital Growth Fund and MainStay Epoch U.S. All Cap Fund. At the other end of the spectrum, MainStay Cushing Renaissance Advantage Fund and MainStay Cushing MLP Premier Fund both generated losses, while the return on IQ Global Resources ETF was marginally negative.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

10	MainStay Conservative Allocation Fund

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which were particularly weak?

Among the Underlying Equity Funds making the most significant contributions to equity returns were MainStay Large Cap Growth Fund, MainStay Epoch U.S. Equity Yield Fund and MainStay MAP Equity Fund. (Contributions take weightings and total returns into account.) Detractors from the Fund’s equity performance included MainStay Cushing Renaissance Advantage Fund, MainStay Epoch Global Choice Fund and IQ Global Resources ETF.

During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which had the lowest total returns?

Of the Underlying Fixed-Income Funds held for the full reporting period, the highest returns came from MainStay MacKay Total Return Bond Fund, MainStay Indexed Bond Fund and MainStay MacKay Convertible Fund. The Fund’s cash sweep account had the lowest return followed by MainStay Floating Rate Fund, MainStay MacKay Short Term Municipal Fund and MainStay MacKay Unconstrained Bond Fund.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which were particularly weak?

Among the Underlying Fixed-Income Funds making the most significant positive contributions to the Fund’s performance were MainStay Indexed Bond Fund, MainStay MacKay Total Return Bond Fund and IQ Enhanced Core Bond U.S. ETF. No Underlying Fixed-Income Funds generated negative returns, but the smallest positive contributions came from MainStay MacKay Short Term Municipal Fund, the Fund’s cash sweep account and MainStay MacKay Unconstrained Bond Fund.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2019, the Fund maintained a tilt away from stocks. Corporate profit growth has been exceptionally weak thus far in 2019 and we believe shows signs of deteriorating further in the quarters ahead. The current expansion is now of record-setting longevity; the labor market is tight; non-financial corporate leverage is elevated, particularly among smaller companies; and monetary conditions are considerably less accommodating than was the case for most of the past decade despite recent Fed reversals. In addition, the tariff war and trade blacklists have already undermined economic growth as evidenced by falling trade volumes, manufacturing weakness, battered corporate confidence and, most worrisomely, flagging business investment. Further negative consequences would likely follow a continuation or worsening of international trade tensions. Although we believe a recession is probably not imminent, an acceleration in growth looks unlikely given prevailing conditions and trends. With corporate earnings under pressure, the potential upside to asset pricing looks limited while downside risks are considerable. Therefore, we believe that a defensive stock/bond posture is appropriate.

Within equities, the Fund currently tilts modestly away from the big technology names that dominate the large-cap growth space, reflecting our concerns regarding a changing regulatory environment and lofty valuations. In contrast, more cyclical industries that tend to dominate value indices appear more fairly valued. In terms of capitalization, the Fund leans toward larger company stocks over those of smaller companies. This relates to earnings quality and the relative vulnerability of smaller companies to changes in lending conditions. A further slowdown in domestic economic activity would introduce considerable stress into the small-cap market as credit availability dries up and revenues wane.

Within fixed-income, the Fund maintains a roughly neutral stance regarding credit exposure. While spreads are a bit tight and we are a little concerned over aggregate debt levels, we believe corporate fundamentals remain solid for the time being. Within lower grade credit, the Fund emphasizes short maturity bonds over leveraged loans due to the heavy recent issuance and eroded covenant protections of the latter.

Regarding average maturity, the Fund is positioned slightly short of the benchmark within the investment-grade part of the portfolio, holding both cash and short-term municipal bonds to restrain duration. At the same time, we are in the process of extending the Fund’s duration, partly through purchases of MainStay MacKay Infrastructure Bond Fund. We view this as a defensive measure, believing that longer-duration, high-grade bonds would fare well in the event of equity or credit stress.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2019

	Shares	Value
Affiliated Investment Companies 97.9%†
Equity Funds 36.8%
IQ 50 Percent Hedged FTSE International ETF	447,034	$9,329,599
IQ 500 International ETF	42,589	1,176,270
IQ Chaikin U.S. Large Cap ETF	366,657	9,302,088
IQ Chaikin U.S. Small Cap ETF (a)	582,643	15,236,114
IQ Global Resources ETF	152,582	4,032,788
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	589,829	5,308,460
MainStay Epoch Capital Growth Fund Class I	307,695	4,070,807
MainStay Epoch International Choice Fund Class I	196,299	6,984,316
MainStay Epoch U.S. All Cap Fund Class R6	376,313	10,999,642
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	810,737	13,985,215
MainStay Large Cap Growth Fund Class R6	1,212,056	12,823,552
MainStay MacKay Common Stock Fund Class I (a)	289,195	7,244,346
MainStay MacKay Emerging Markets Equity Fund Class R6 (a)	592,803	5,329,299
MainStay MacKay Growth Fund Class I (a)	335,030	12,399,467
MainStay MacKay International Equity Fund Class R6 (b)	7,618	131,633
MainStay MacKay International Opportunities Fund Class I	646,932	5,065,474
MainStay MacKay S&P 500 Index Fund Class I	41,232	2,077,278
MainStay MacKay Small Cap Core Fund Class I (a)	603,950	15,364,482
MainStay MacKay U.S. Equity Opportunities Fund Class I	1,129,769	9,783,796
MainStay MAP Equity Fund Class I	348,811	15,246,526

Total Equity Funds (Cost $140,491,196)		165,891,152

Fixed Income Funds 61.1%
IQ Enhanced Core Bond U.S. ETF (a)	284,579	5,522,256
IQ S&P High Yield Low Volatility Bond ETF (a)	223,496	5,670,272
MainStay Floating Rate Fund Class R6 (a)	2,691,229	24,301,794
MainStay Indexed Bond Fund Class I (a)	12,961,990	141,544,929
MainStay MacKay Convertible Fund Class I	307,299	5,485,290
MainStay MacKay High Yield Municipal Bond Fund Class I	620,487	8,053,923
MainStay MacKay Infrastructure Bond Fund Class I	704,080	6,146,620
MainStay MacKay Short Duration High Yield Fund Class I	3,657,435	35,989,156
MainStay MacKay Short Term Municipal Fund Class I	458,485	4,410,628
MainStay MacKay Total Return Bond Fund Class R6 (a)	3,137,399	34,229,018

	Shares	Value
Fixed Income Funds (continued)
MainStay MacKay Unconstrained Bond Fund Class R6 (a)	453,420	$3,967,424

Total Fixed Income Funds (Cost $264,211,448)		275,321,310

Total Affiliated Investment Companies (Cost $404,702,644)		441,212,462

Short-Term Investment 2.2%
Affiliated Investment Company 2.2%
MainStay U.S. Government Liquidity Fund, 1.76% (c)	10,115,544	10,115,544

Total Short-Term Investment (Cost $10,115,544)		10,115,544

Total Investments (Cost $414,818,188)	100.1%	451,328,006
Other Assets, Less Liabilities	(0.1)	(546,470)
Net Assets	100.0%	$450,781,536

†	Percentages indicated are based on Fund net assets.

(a)	As of October 31, 2019, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(b)	Non-income producing Underlying Fund.

(c)	Current yield as of October 31, 2019.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

12	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$165,891,152	$—	$—	$165,891,152
Fixed Income Funds	275,321,310	—	—	275,321,310
Short-Term Investment	10,115,544	—	—	10,115,544

Total Investments in Securities	$451,328,006	$—	$—	$451,328,006

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in affiliated investment companies, at value (identified cost $414,818,188)	$451,328,006
Receivables:
Dividends and Interest	676,701
Fund shares sold	110,648
Manager (See Note 3)	4,606
Other assets	33,190

Total assets	452,153,151

Liabilities
Payables:
Investment securities purchased	694,887
Fund shares redeemed	386,616
NYLIFE Distributors (See Note 3)	132,473
Transfer agent (See Note 3)	94,274
Shareholder communication	32,158
Professional fees	16,183
Custodian	6,286
Trustees	830
Accrued expenses	7,908

Total liabilities	1,371,615

Net assets	$450,781,536

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$37,725
Additional paid-in capital	417,016,574

417,054,299
Total distributable earnings (loss)	33,727,237

Net assets	$450,781,536

Class A
Net assets applicable to outstanding shares	$334,241,729

Shares of beneficial interest outstanding	27,938,548

Net asset value per share outstanding	$11.96
Maximum sales charge (3.00% of offering price)	0.37

Maximum offering price per share outstanding	$12.33

Investor Class
Net assets applicable to outstanding shares	$44,933,658

Shares of beneficial interest outstanding	3,753,721

Net asset value per share outstanding	$11.97
Maximum sales charge (3.00% of offering price)	0.37

Maximum offering price per share outstanding	$12.34

Class B
Net assets applicable to outstanding shares	$17,272,646

Shares of beneficial interest outstanding	1,458,847

Net asset value and offering price per share outstanding	$11.84

Class C
Net assets applicable to outstanding shares	$44,221,632

Shares of beneficial interest outstanding	3,736,242

Net asset value and offering price per share outstanding	$11.84

Class I
Net assets applicable to outstanding shares	$9,272,319

Shares of beneficial interest outstanding	767,440

Net asset value and offering price per share outstanding	$12.08

Class R2
Net assets applicable to outstanding shares	$100,491

Shares of beneficial interest outstanding	8,399

Net asset value and offering price per share outstanding	$11.96

Class R3
Net assets applicable to outstanding shares	$739,061

Shares of beneficial interest outstanding	61,904

Net asset value and offering price per share outstanding	$11.94

14	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$10,686,555
Interest	533

Total income	10,687,088

Expenses
Distribution/Service—Class A (See Note 3)	773,883
Distribution/Service—Investor Class (See Note 3)	103,180
Distribution/Service—Class B (See Note 3)	195,395
Distribution/Service—Class C (See Note 3)	498,128
Distribution/Service—Class R2 (See Note 3)	93
Distribution/Service—Class R3 (See Note 3)	2,934
Transfer agent (See Note 3)	464,391
Registration	129,535
Shareholder communication	75,174
Professional fees	70,669
Custodian	19,741
Trustees	9,673
Shareholder service (See Note 3)	624
Miscellaneous	19,917

Total expenses before waiver/reimbursement	2,363,337
Expense waiver/reimbursement from Manager (See Note 3)	(46,046)

Net expenses	2,317,291

Net investment income (loss)	8,369,797

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(4,983,651)
Realized capital gain distributions from affiliated investment companies	8,898,216

Net realized gain (loss) on investments from affiliated investment companies	3,914,565

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	22,444,494

Net realized and unrealized gain (loss) on investments	26,359,059

Net increase (decrease) in net assets resulting from operations	$34,728,856

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,369,797	$7,288,890
Net realized gain (loss) on investments and investments from affiliated investment companies	3,914,565	14,602,348
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	22,444,494	(34,651,096)

Net increase (decrease) in net assets resulting from operations	34,728,856	(12,759,858)

Distributions to shareholders:
Class A	(16,847,159)	(12,700,632)
Investor Class	(2,117,475)	(1,418,777)
Class B	(1,099,638)	(888,911)
Class C	(2,890,855)	(2,244,739)
Class I	(436,015)	(510,146)
Class R2	(400)	—
Class R3	(22,103)	(6,871)

Total distributions to shareholders	(23,413,645)	(17,770,076)

Capital share transactions:
Net proceeds from sale of shares	109,461,604	68,534,768
Net asset value of shares issued in connection with the acquisition of MainStay Retirement 2010 Fund	5,989,180	—
Net asset value of shares issued in connection with the acquisition of MainStay Retirement 2020 Fund	27,690,083	—
Net asset value of shares issued to shareholders in reinvestment of distributions	23,104,378	17,436,688
Cost of shares redeemed	(151,571,440)	(99,762,609)

Increase (decrease) in net assets derived from capital share transactions	14,673,805	(13,791,153)

Net increase (decrease) in net assets	25,989,016	(44,321,087)

Net Assets
Beginning of year	424,792,520	469,113,607

End of year	$450,781,536	$424,792,520

16	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019	2018	2017	2016	2015

Net asset value at beginning of year	$11.69	$12.51	$11.60	$11.81	$12.52

Net investment income (loss) (a)	0.24	0.22	0.22	0.23	0.25

Net realized and unrealized gain (loss) on investments	0.69	(0.55)	0.95	0.01	(0.23)

Total from investment operations	0.93	(0.33)	1.17	0.24	0.02

Less dividends and distributions:

From net investment income	(0.28)	(0.25)	(0.23)	(0.25)	(0.30)

From net realized gain on investments	(0.38)	(0.24)	(0.03)	(0.20)	(0.43)

Total dividends and distributions	(0.66)	(0.49)	(0.26)	(0.45)	(0.73)

Net asset value at end of year	$11.96	$11.69	$12.51	$11.60	$11.81

Total investment return (b)	8.54%	(2.73%)	10.36%	2.10%	0.11%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.11%	1.77%	1.83%	1.99%	2.05%

Net expenses (c)	0.38%	0.36%	0.36%	0.36%	0.36%

Portfolio turnover rate	46%	59%	36%	44%	40%

Net assets at end of year (in 000’s)	$334,242	$299,016	$314,722	$253,377	$253,308

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Investor Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$11.69	$12.51	$11.59	$11.81	$12.52

Net investment income (loss) (a)	0.22	0.20	0.20	0.21	0.23

Net realized and unrealized gain (loss) on investments	0.70	(0.54)	0.96	0.01	(0.23)

Total from investment operations	0.92	(0.34)	1.16	0.22	0.00

Less dividends and distributions:

From net investment income	(0.26)	(0.24)	(0.21)	(0.24)	(0.28)

From net realized gain on investments	(0.38)	(0.24)	(0.03)	(0.20)	(0.43)

Total dividends and distributions	(0.64)	(0.48)	(0.24)	(0.44)	(0.71)

Net asset value at end of year	$11.97	$11.69	$12.51	$11.59	$11.81

Total investment return (b)	8.43%	(2.88%)	10.18%	1.96%	(0.03%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.92%	1.60%	1.63%	1.85%	1.91%

Net expenses (c)	0.55%	0.51%	0.51%	0.50%	0.50%

Expenses (before waiver/reimbursement) (c)	0.59%	0.54%	0.51%	0.50%	0.50%

Portfolio turnover rate	46%	59%	36%	44%	40%

Net assets at end of year (in 000’s)	$44,934	$37,828	$37,533	$74,166	$71,083

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2019	2018	2017	2016	2015

Net asset value at beginning of year	$11.64	$12.46	$11.55	$11.76	$12.47

Net investment income (loss) (a)	0.14	0.11	0.11	0.13	0.14

Net realized and unrealized gain (loss) on investments	0.69	(0.55)	0.95	0.01	(0.23)

Total from investment operations	0.83	(0.44)	1.06	0.14	(0.09)

Less dividends and distributions:

From net investment income	(0.25)	(0.14)	(0.12)	(0.15)	(0.19)

From net realized gain on investments	(0.38)	(0.24)	(0.03)	(0.20)	(0.43)

Total dividends and distributions	(0.63)	(0.38)	(0.15)	(0.35)	(0.62)

Net asset value at end of year	$11.84	$11.64	$12.46	$11.55	$11.76

Total investment return (b)	7.61%	(3.63%)	9.30%	1.29%	(0.78%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.22%	0.89%	0.95%	1.11%	1.17%

Net expenses (c)	1.30%	1.26%	1.27%	1.25%	1.25%

Expenses (before waiver/reimbursement) (c)	1.34%	1.29%	1.27%	1.25%	1.25%

Portfolio turnover rate	46%	59%	36%	44%	40%

Net assets at end of year (in 000’s)	$17,273	$21,988	$29,807	$32,850	$37,098

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class C	2019	2018	2017	2016	2015

Net asset value at beginning of year	$11.64	$12.45	$11.54	$11.76	$12.47

Net investment income (loss) (a)	0.14	0.11	0.11	0.13	0.14

Net realized and unrealized gain (loss) on investments	0.69	(0.54)	0.95	0.00 ‡	(0.23)

Total from investment operations	0.83	(0.43)	1.06	0.13	(0.09)

Less dividends and distributions:

From net investment income	(0.25)	(0.14)	(0.12)	(0.15)	(0.19)

From net realized gain on investments	(0.38)	(0.24)	(0.03)	(0.20)	(0.43)

Total dividends and distributions	(0.63)	(0.38)	(0.15)	(0.35)	(0.62)

Net asset value at end of year	$11.84	$11.64	$12.45	$11.54	$11.76

Total investment return (b)	7.61%	(3.56%)	9.31%	1.20%	(0.78%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.24%	0.89%	0.93%	1.10%	1.16%

Net expenses (c)	1.30%	1.26%	1.27%	1.25%	1.25%

Expenses (before waiver/reimbursement) (c)	1.34%	1.29%	1.27%	1.25%	1.25%

Portfolio turnover rate	46%	59%	36%	44%	40%

Net assets at end of year (in 000’s)	$44,222	$57,482	$74,457	$75,946	$79,242

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019	2018		2017	2016	2015

Net asset value at beginning of year	$11.80	$12.61		$11.69	$11.90	$12.61

Net investment income (loss) (a)	0.28	0.26		0.25	0.26	0.28

Net realized and unrealized gain (loss) on investments	0.69	(0.54)		0.96	0.01	(0.23)

Total from investment operations	0.97	(0.28)		1.21	0.27	0.05

Less dividends and distributions:

From net investment income	(0.31)	(0.29)		(0.26)	(0.28)	(0.33)

From net realized gain on investments	(0.38)	(0.24)		(0.03)	(0.20)	(0.43)

Total dividends and distributions	(0.69)	(0.53)		(0.29)	(0.48)	(0.76)

Net asset value at end of year	$12.08	$11.80		$12.61	$11.69	$11.90

Total investment return (b)	8.91%	(2.38	%)(c)	10.54%	2.42%	0.36%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.38%	2.12%		2.05%	2.28%	2.33%

Net expenses (d)	0.13%	0.11%		0.12%	0.11%	0.11%

Portfolio turnover rate	46%	59%		36%	44%	40%

Net assets at end of year (in 000’s)	$9,272	$8,036		$12,532	$12,224	$15,928

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R2	June 14, 2019^ through October 31, 2019

Net asset value at beginning of period	$11.61

Net investment income (loss) (a)	0.08

Net realized and unrealized gain (loss) on investments	0.32

Total from investment operations	0.40

Less dividends:

From net investment income	(0.05)

Net asset value at end of period	$11.96

Total investment return (b)	3.44%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.83%††

Net expenses (c)	0.49%††

Portfolio turnover rate	46%

Net assets at end of period (in 000’s)	$100

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,			February 29, 2016^ through October 31,

Class R3	2019	2018	2017	2016

Net asset value at beginning of period	$11.67	$12.50	$11.58	$10.88

Net investment income (loss) (a)	0.19	0.15	0.18	0.10

Net realized and unrealized gain (loss) on investments	0.70	(0.52)	0.96	0.72

Total from investment operations	0.89	(0.37)	1.14	0.82

Less dividends and distributions:

From net investment income	(0.24)	(0.22)	(0.19)	(0.12)

From net realized gain on investments	(0.38)	(0.24)	(0.03)	—

Total dividends and distributions	(0.62)	(0.46)	(0.22)	(0.12)

Net asset value at end of period	$11.94	$11.67	$12.50	$11.58

Total investment return (b)	8.20%	(3.06%)	9.98%	7.59%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.68%	1.25%	1.46%	1.34%††

Net expenses (c)	0.73%	0.71%	0.71%	0.71%††

Portfolio turnover rate	46%	59%	36%	44%

Net assets at end of period (in 000’s)	$739	$442	$62	$56

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Moderate Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year or Since Inception	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	2.89 8.88%	3.24 4.41%	6.83 7.43%	1.17 1.17%
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	2.67 8.64	3.06 4.24	6.64 7.25	1.41 1.41
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	2.82 7.82	3.13 3.46	6.46 6.46	2.16 2.16
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	6.83 7.83	3.45 3.45	6.45 6.45	2.16 2.16
Class I Shares	No Sales Charge		4/4/2005	9.04	4.65	7.70	0.92
Class R2 Shares[5]	No Sales Charge		6/14/2019	3.83	N/A	N/A	1.27
Class R3 Shares	No Sales Charge		2/29/2016	8.46	7.69	N/A	1.52

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
5.	Class R2 shares were launched in connection with the reorganization of the MainStay Retirement 2030 Fund into the Fund.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

21

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[6]	14.33%	10.78%	13.70%
MSCI EAFE® Index[7]	11.04	4.31	5.41
Bloomberg Barclays U.S. Aggregate Bond Index[8]	11.51	3.24	3.73
Moderate Allocation Composite Index[9]	13.12	6.96	8.81
Morningstar Allocation – 50% to 70% Equity Category Average[10]	10.26	5.57	8.08

6.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

9.

The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Prior to February 28, 2014, the Moderate Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%, 10%, and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

10.

The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

22	MainStay Moderate Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,025.50	$1.84	$1,023.39	$1.84	0.36%

Investor Class Shares	$1,000.00	$1,023.90	$2.81	$1,022.43	$2.80	0.55%

Class B Shares	$1,000.00	$1,020.30	$6.62	$1,018.65	$6.61	1.30%

Class C Shares	$1,000.00	$1,020.30	$6.62	$1,018.65	$6.61	1.30%

Class I Shares	$1,000.00	$1,026.10	$0.56	$1,024.65	$0.56	0.11%

Class R2 Shares[3,4]	$1,000.00	$1,020.00	$1.81	$1,017.25	$1.81	0.47%

Class R3 Shares	$1,000.00	$1,023.20	$3.67	$1,021.58	$3.67	0.72%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period) and 139 days for Class R2 shares (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was June 14, 2019.
4.

Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2019. Had these shares been offered for the full six-month period ended October 31, 2019, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $2.40 for Class R2 shares and the ending account value would have been $1,022.84 for Class R2 shares.

23

Investment Objectives of Underlying Funds as of October 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 28 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

24	MainStay Moderate Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Moderate Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay Moderate Allocation Fund returned 9.04%, underperforming the 14.33% return of the Fund’s primary benchmark, the S&P 500® Index, and the 11.04% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund underperformed the 11.51% return of the Bloomberg Barclays U.S. Aggregate Bond Index and the 13.12% return of the Moderate Allocation Composite Index, both of which are additional benchmarks of the Fund. For the 12 months ended October 31, 2019, Class I shares of the Fund underperformed the 10.26% return of the Morningstar Allocation—50% to 70% Equity Category Average.1

Were there any changes to the Fund during the reporting period?

Effective July 22, 2019, the Fund may invest in derivatives, such as total return swaps, to seek to enhance returns or reduce the risk of loss by hedging certain of its holdings. For more information about this change refer to the supplement dated June 21, 2019.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. As is usually the case, the most influential factor affecting returns for the Fund versus the performance of a weighted combination of indices is the net performance of the Underlying Funds themselves relative to their respective benchmarks. This reporting period once again proved to be a challenging one for the Underlying Funds, which detracted materially from active returns. Prominent examples of Underlying Funds that struggled to meet their objectives included MainStay MacKay U.S. Equity Opportunities Fund, MainStay MacKay Growth Fund, and MainStay Cushing Renaissance Advantage Fund.

Asset class policy provided a modest lift to relative performance. While our efforts to modulate the Fund’s stock/bond blend had little impact on overall performance, asset class shifts within equities proved materially positive. Specifically, a tilt toward small company stocks that dragged on results through late 2018 became a significant tailwind in 2019 as we reconfigured holdings to favor larger capitalization names. Exposure to emerging-market equities likewise bolstered returns, with the Fund’s overweight posture well rewarded early in the reporting period before being later unwound. Detracting slightly from relative performance was the Fund’s bias favoring value over growth as growth stocks continued to lead the market in 2018 and into 2019. A market rotation favoring value stocks that began in summer 2019 lessened the drag. Within the fixed-income area, the Fund’s asset class stance detracted from relative performance. The Fund maintained a relatively short duration2 bias via holdings of cash and other short maturity instruments in anticipation of rising bond yields. However, yields moved abruptly in the other direction. The Fund partly offset this negative impact on performance by being underweight bank loans and through exposure to convertible bonds.

How did you allocate the Fund’s assets during the reporting period and why?

We consider a variety of factors in allocating the Fund’s assets, including the portfolio-level characteristics of the Underlying Funds (such as capitalization, style biases, sector exposures, credit quality and duration) and the attributes of the individual holdings within those Funds (valuation metrics, earnings data and technical indicators). Generally speaking, we seek to invest in Funds that correspond well to our desired asset class exposures, which is to say that they occupy attractively valued segments of the market and appear positioned to benefit from the prevailing economic environment.

In October 2018, just before the reporting period began, we took advantage of declining stock prices to increase the Fund’s exposure to equities in the belief that economic fundamentals remained sound despite concerns around trade negotiations, monetary policy and slowing external growth. Although that view was tested during the fourth quarter of 2018, particularly in the run-up to Christmas, we held our ground. Conditions began to improve in the final week of December 2018, and stocks climbed steadily through the first four months of 2019, supported by increasing signs of progress in trade negotiations, signals from the U.S. Federal Reserve Board (“Fed”) of a pause in interest-rate hikes, and sweeping Chinese government actions across fiscal, monetary and regulatory fronts to bolster economic activity. As equity markets rose, we gradually trimmed the Fund’s equity exposure until, by late spring, it was again

1.	See page 21 for other share class returns, which may be higher or lower than Class I share returns. See page 22 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

25

close to neutral. Concerned about a global slump in manufacturing, plummeting business confidence readings, faltering capital expenditures, and other potential downstream effects of the escalating trade war, we continued to trim the Fund’s equity exposure, bringing it substantially underweight through the end of the reporting period.

Within the Fund’s stock portfolio, a number of biases were evident. One of the more consequential was a preference for stocks of developing nations over those of the developed world in late 2018 and heading into 2019. This reflected our expectation that the Chinese government’s aggressive response to slowing economic conditions would reaccelerate growth, generating a tailwind for emerging markets. We unwound that bias in the late spring and summer as the anticipated reacceleration in emerging market economic activity failed to materialize. We also allocated assets disproportionately across the capitalization spectrum. At the beginning of the reporting period, the Fund favored small companies over larger multi-nationals, reflecting our belief that they would benefit disproportionately from tax reform and industry deregulation. We later reversed that position in response to weak earnings trends within the small cap universe, including a disconcerting number of negative earnings reports. We also anticipated that small- and mid-cap firms could prove more vulnerable to higher interest rates than large companies that have extended the term of their debt in the public market.

In 2018 we introduced a value bias to the portfolio, primarily in response to concerns regarding the technology industry (including potential litigation and regulation, as well as hyper-competitive markets) and opportunities we saw in energy and financials. That bias detracted from performance during the reporting period as growth companies continued to lead the market higher through much of the year. However, we have seen some evidence of a rotation into more cyclical value stocks in recent months, and remain committed to the position.

On the fixed-income side, we maintained the Fund’s neutral stance in terms of exposure to credit, reflecting our view that although spreads3 appeared a little tight given the prevailing stage of the business cycle and amount of leverage many companies had deployed, underlying corporate fundamentals remained sound. Within speculative-grade credit, the Fund shied away from floating-rate bonds on concerns about excessive leverage and poor underwriting. While we maintained a somewhat short duration for much of the reporting period, we gradually increased rate sensitivity in response to tame inflation, accommodative monetary policy and a recognition that the ongoing slowdown in the global economy might yet deteriorate into something more harmful, provoking a flight to quality and more aggressive government response.

How did the Fund’s allocations change over the course of the reporting period?

We lowered the Fund’s equity exposure during the reporting period, reducing its positions in IQ 50 Percent Hedged FTSE International ETF and IQ Chaikin U.S. Large Cap ETF. The Fund initially kept some of the proceeds from these sales in cash rather than investing in fixed-income securities, given the potential for bond yields to rise. Eventually, however, we invested most of these assets in MainStay Indexed Bond Fund.

Within equities, we made the Fund’s value bias a little less pronounced by allocating more assets to MainStay Large Cap Growth Fund and MainStay MacKay Growth Fund, and fewer assets to MainStay MacKay U.S. Equity Opportunities Fund. Visible, too, in sales of MainStay MacKay Small Cap Core Fund (formerly known as MainStay Epoch U.S. Small Cap Fund) was the Fund’s shift up the capitalization spectrum. We also eliminated the Fund’s exposure to MainStay Cushing Renaissance Advantage Fund and MainStay Cushing MLP Premier Fund as energy assets failed to respond to rising crude oil prices to the degree we had anticipated.

On the fixed-income side of the Fund, the most noteworthy move was a shift out of MainStay MacKay High Yield Corporate Bond Fund into MainStay MacKay Short Duration High Yield Fund, shortening our spread duration to guard against a potential credit event. We also extended duration within the investment-grade portion of the portfolio by establishing a position in MainStay MacKay Infrastructure Bond Fund, thereby increasing rate sensitivity (also perceived as a defensive maneuver).

Two Underlying Funds the Fund was invested in were closed during the reporting period, MainStay Absolute Return Multi-Strategy Fund and MainStay Epoch Global Choice Fund, necessitating reallocation to other Underlying Funds. The Fund reinvested some of those assets in MainStay MacKay Short Duration High Yield Fund. A new Underlying Fund was also added during the reporting period: IQ 500 International ETF. The Fund’s exposure to this Underlying Fund remained quite small as of October 31, 2019, but we expect to increase such exposure.

During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?

Of the Underlying Equity Funds held for the full reporting period, the highest returns came from MainStay Large Cap Growth Fund, MainStay Epoch Capital Growth Fund and MainStay Epoch U.S. All Cap Fund. At the other end of the spectrum, MainStay Cushing Renaissance Advantage Fund and MainStay Cushing

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

26	MainStay Moderate Allocation Fund

MLP Premier Fund both generated losses, while the return on IQ Global Resources ETF was marginally negative.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which were particularly weak?

Among the Underlying Equity Funds making the most significant contributions to equity returns were MainStay Large Cap Growth Fund, MainStay Epoch U.S. Equity Yield Fund and MainStay MAP Equity Fund. (Contributions take weightings and total returns into account.) Detractors from the Fund’s equity performance included MainStay Cushing Renaissance Advantage Fund, MainStay Epoch Global Choice Fund and IQ Global Resources ETF.

During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which had the lowest total returns?

Of the Underlying Fixed-Income Funds held for the full reporting period, the highest returns came from MainStay MacKay Total Return Bond Fund, MainStay Indexed Bond Fund and MainStay MacKay Convertible Fund. The Fund’s cash sweep account had the lowest return followed by MainStay Floating Rate Fund, MainStay MacKay Short Term Municipal Fund and MainStay MacKay Unconstrained Bond Fund.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which were particularly weak?

Among the Underlying Fixed-Income Funds making the most significant positive contributions to the Fund’s performance were MainStay Indexed Bond Fund, MainStay MacKay Total Return Bond Fund and IQ Enhanced Core Bond U.S. ETF. No Underlying Fixed-Income Funds generated negative returns, but the smallest positive contributions came from MainStay MacKay High Yield Corporate Bond Fund, IQ S&P High Yield Low Volatility Bond ETF and MainStay MacKay Short Term Municipal Fund.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2019, the Fund maintained a tilt away from stocks. Corporate profit growth has been exceptionally weak thus far in 2019 and we believe shows signs of deteriorating further in the quarters ahead. The current expansion is now of record-setting longevity; the labor market is tight; non-financial corporate leverage is elevated, particularly among smaller companies; and monetary conditions are considerably less accommodating than was the case for most of the past decade despite recent Fed reversals. In addition, the tariff war and trade blacklists have already undermined economic growth as evidenced by falling trade volumes, manufacturing weakness, battered corporate confidence and, most worrisomely, flagging business investment. Further negative consequences would likely follow a continuation or worsening of international trade tensions. Although we believe a recession is probably not imminent, an acceleration in growth looks unlikely given prevailing conditions and trends. With corporate earnings under pressure, the potential upside to asset pricing looks limited while downside risks are considerable. Therefore, we believe that a defensive stock/bond posture is appropriate.

Within equities, the Fund currently tilts modestly away from the big technology names that dominate the large-cap growth space, reflecting our concerns regarding a changing regulatory environment and lofty valuations. In contrast, more cyclical industries that tend to dominate value indices appear more fairly valued. In terms of capitalization, the Fund leans toward larger company stocks over those of smaller companies. This relates to earnings quality and the relative vulnerability of smaller companies to changes in lending conditions. A further slowdown in domestic economic activity would introduce considerable stress into the small-cap market as credit availability dries up and revenues wane.

Within fixed income, the Fund maintains a roughly neutral stance regarding credit exposure. While spreads are a bit tight and we are a little concerned over aggregate debt levels, we believe corporate fundamentals remain solid for the time being. Within lower grade credit, the Fund emphasizes short maturity bonds over leveraged loans due to the heavy recent issuance and eroded covenant protections of the latter.

Regarding average maturity, the Fund is positioned slightly short of the benchmark within the investment-grade part of the portfolio, holding both cash and short-term municipal bonds to restrain duration. At the same time, we are in the process of extending the Fund’s duration, partly through purchases of MainStay MacKay Infrastructure Bond Fund. We view this as a defensive measure, believing that longer-duration, high-grade bonds would fare well in the event of equity or credit stress.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

27

Portfolio of Investments October 31, 2019

	Shares	Value
Affiliated Investment Companies 98.0%†
Equity Funds 56.8%
IQ 50 Percent Hedged FTSE International ETF (a)	744,900	$15,546,063
IQ 500 International ETF	68,140	1,881,965
IQ Chaikin U.S. Large Cap ETF (a)	1,105,034	28,034,712
IQ Chaikin U.S. Small Cap ETF (a)	895,201	23,409,506
IQ Global Resources ETF (a)	378,281	9,998,080
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	1,688,462	15,196,160
MainStay Epoch Capital Growth Fund Class I (a)	525,352	6,950,401
MainStay Epoch International Choice Fund Class I (a)	669,856	23,833,487
MainStay Epoch U.S. All Cap Fund Class R6 (a)	1,196,987	34,987,938
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	2,763,595	47,672,007
MainStay Large Cap Growth Fund Class R6	3,750,436	39,679,616
MainStay MacKay Common Stock Fund Class I (a)	813,381	20,375,185
MainStay MacKay Emerging Markets Equity Fund Class R6 (a)	1,690,277	15,195,589
MainStay MacKay Growth Fund Class I (a)	1,005,716	37,221,534
MainStay MacKay International Equity Fund Class R6 (b)	184,712	3,191,827
MainStay MacKay International Opportunities Fund Class I (a)	2,235,734	17,505,798
MainStay MacKay S&P 500 Index Fund Class I	49,951	2,516,544
MainStay MacKay Small Cap Core Fund Class I (a)	927,274	23,589,844
MainStay MacKay U.S. Equity Opportunities Fund Class I (a)	2,575,746	22,305,962
MainStay MAP Equity Fund Class I (a)	925,848	40,468,835

Total Equity Funds (Cost $354,887,010)		429,561,053

Fixed Income Funds 41.2%
IQ Enhanced Core Bond U.S. ETF (a)	630,093	12,226,955
IQ S&P High Yield Low Volatility Bond ETF	114,579	2,906,961
MainStay Floating Rate Fund Class R6 (a)	2,405,404	21,720,798
MainStay Indexed Bond Fund Class I (a)	10,161,333	110,961,758
MainStay MacKay Convertible Fund Class I	537,461	9,593,677
MainStay MacKay High Yield Municipal Bond Fund Class I	987,361	12,815,942
MainStay MacKay Infrastructure Bond Fund Class I (a)	1,447,438	12,636,135
MainStay MacKay Short Duration High Yield Fund Class I	5,205,556	51,222,675

	Shares	Value
Fixed Income Funds (continued)
MainStay MacKay Short Term Municipal Fund Class I	766,299	$7,371,800
MainStay MacKay Total Return Bond Fund Class R6 (a)	5,586,281	60,946,324
MainStay MacKay Unconstrained Bond Fund Class R6 (a)	1,008,128	8,821,120

Total Fixed Income Funds (Cost $300,090,158)		311,224,145

Total Affiliated Investment Companies (Cost $654,977,168)		740,785,198

Short-Term Investment 2.0%
Affiliated Investment Company 2.0%
MainStay U.S. Government Liquidity Fund, 1.76% (c)	15,349,947	15,349,947

Total Short-Term Investment (Cost $15,349,947)		15,349,947

Total Investments (Cost $670,327,115)	100.0%	756,135,145
Other Assets, Less Liabilities	(0.0)‡	(325,404)
Net Assets	100.0%	$755,809,741

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	As of October 31, 2019, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(b)	Non-income producing Underlying Fund.

(c)	Current yield as of October 31, 2019.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

28	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$429,561,053	$—	$—	$429,561,053
Fixed Income Funds	311,224,145	—	—	311,224,145
Short-Term Investment	15,349,947	—	—	15,349,947

Total Investments in Securities	$756,135,145	$—	$—	$756,135,145

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in affiliated investment companies, at value (identified cost $670,327,115)	$756,135,145
Receivables:
Fund shares sold	823,134
Dividends and Interest	779,424
Manager (See Note 3)	13,083
Investment securities sold	595
Other assets	38,334

Total assets	757,789,715

Liabilities
Payables:
Fund shares redeemed	760,237
Investment securities purchased	753,601
NYLIFE Distributors (See Note 3)	209,857
Transfer agent (See Note 3)	169,167
Shareholder communication	51,287
Professional fees	19,079
Custodian	5,762
Trustees	1,374
Accrued expenses	9,610

Total liabilities	1,979,974

Net assets	$755,809,741

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$57,016
Additional paid-in capital	657,400,146

657,457,162
Total distributable earnings (loss)	98,352,579

Net assets	$755,809,741

Class A
Net assets applicable to outstanding shares	$553,529,579

Shares of beneficial interest outstanding	41,697,032

Net asset value per share outstanding	$13.28
Maximum sales charge (3.00% of offering price)	0.41

Maximum offering price per share outstanding	$13.69

Investor Class
Net assets applicable to outstanding shares	$104,945,515

Shares of beneficial interest outstanding	7,900,857

Net asset value per share outstanding	$13.28
Maximum sales charge (3.00% of offering price)	0.41

Maximum offering price per share outstanding	$13.69

Class B
Net assets applicable to outstanding shares	$40,816,987

Shares of beneficial interest outstanding	3,118,727

Net asset value and offering price per share outstanding	$13.09

Class C
Net assets applicable to outstanding shares	$43,680,777

Shares of beneficial interest outstanding	3,339,025

Net asset value and offering price per share outstanding	$13.08

Class I
Net assets applicable to outstanding shares	$11,686,681

Shares of beneficial interest outstanding	873,776

Net asset value and offering price per share outstanding	$13.37

Class R2
Net assets applicable to outstanding shares	$146,593

Shares of beneficial interest outstanding	11,049

Net asset value and offering price per share outstanding	$13.27

Class R3
Net assets applicable to outstanding shares	$1,003,609

Shares of beneficial interest outstanding	75,797

Net asset value and offering price per share outstanding	$13.24

30	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$15,486,702
Interest	929

Total income	15,487,631

Expenses
Distribution/Service—Class A (See Note 3)	1,266,201
Distribution/Service—Investor Class (See Note 3)	235,280
Distribution/Service—Class B (See Note 3)	451,120
Distribution/Service—Class C (See Note 3)	492,711
Distribution/Service—Class R2 (See Note 3)	142
Distribution/Service—Class R3 (See Note 3)	3,164
Transfer agent (See Note 3)	899,279
Registration	128,723
Shareholder communication	128,480
Professional fees	83,001
Trustees	15,856
Custodian	14,986
Shareholder service (See Note 3)	689
Miscellaneous	27,571

Total expenses before waiver/reimbursement	3,747,203
Expense waiver/reimbursement from Manager (See Note 3)	(160,756)

Net expenses	3,586,447

Net investment income (loss)	11,901,184

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(6,985,698)
Realized capital gain distributions from affiliated investment companies	24,234,144

Net realized gain (loss) on investments from affiliated investment companies	17,248,446

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	30,192,321

Net realized and unrealized gain (loss) on investments	47,440,767

Net increase (decrease) in net assets resulting from operations	$59,341,951

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,901,184	$9,604,029
Net realized gain (loss) on investments and investments from affiliated investment companies	17,248,446	37,209,541
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	30,192,321	(65,840,902)

Net increase (decrease) in net assets resulting from operations	59,341,951	(19,027,332)

Distributions to shareholders:
Class A	(32,751,950)	(26,853,762)
Investor Class	(5,715,758)	(4,140,485)
Class B	(2,830,087)	(2,804,534)
Class C	(3,281,736)	(3,007,680)
Class I	(914,013)	(797,520)
Class R3	(22,135)	(17,868)

Total distributions to shareholders	(45,515,679)	(37,621,849)

Capital share transactions:
Net proceeds from sale of shares	243,099,929	89,154,910
Net asset value of shares issued in connection with the acquisition of MainStay Retirement 2030 Fund	48,401,868	—
Net asset value of shares issued to shareholders in reinvestment of distributions	45,176,124	37,242,070
Cost of shares redeemed	(281,331,772)	(120,865,856)

Increase (decrease) in net assets derived from capital share transactions	55,346,149	5,531,124

Net increase (decrease) in net assets	69,172,421	(51,118,057)

Net Assets
Beginning of year	686,637,320	737,755,377

End of year	$755,809,741	$686,637,320

32	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019	2018	2017	2016	2015

Net asset value at beginning of year	$13.14	$14.23	$12.83	$13.32	$14.19

Net investment income (loss) (a)	0.23	0.20	0.20	0.20	0.23

Net realized and unrealized gain (loss) on investments	0.81	(0.53)	1.67	(0.06)	(0.15)

Total from investment operations	1.04	(0.33)	1.87	0.14	0.08

Less dividends and distributions:

From net investment income	(0.27)	(0.31)	(0.25)	(0.24)	(0.30)

From net realized gain on investments	(0.63)	(0.45)	(0.22)	(0.39)	(0.65)

Total dividends and distributions	(0.90)	(0.76)	(0.47)	(0.63)	(0.95)

Net asset value at end of year	$13.28	$13.14	$14.23	$12.83	$13.32

Total investment return (b)	8.88%	(2.58%)	14.98%	1.15%	0.59%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.82%	1.47%	1.52%	1.61%	1.67%

Net expenses (c)	0.36%	0.34%	0.35%	0.35%	0.35%

Portfolio turnover rate	45%	52%	33%	37%	39%

Net assets at end of year (in 000’s)	$553,530	$480,956	$500,627	$349,764	$353,841

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Investor Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$13.14	$14.22	$12.81	$13.31	$14.17

Net investment income (loss) (a)	0.21	0.18	0.18	0.18	0.21

Net realized and unrealized gain (loss) on investments	0.81	(0.54)	1.67	(0.08)	(0.14)

Total from investment operations	1.02	(0.36)	1.85	0.10	0.07

Less dividends and distributions:

From net investment income	(0.25)	(0.27)	(0.22)	(0.21)	(0.28)

From net realized gain on investments	(0.63)	(0.45)	(0.22)	(0.39)	(0.65)

Total dividends and distributions	(0.88)	(0.72)	(0.44)	(0.60)	(0.93)

Net asset value at end of year	$13.28	$13.14	$14.22	$12.81	$13.31

Total investment return (b)	8.64%	(2.78%)	14.89%	0.90%	0.50%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.60%	1.30%	1.32%	1.43%	1.52%

Net expenses (c)	0.55%	0.51%	0.53%	0.53%	0.52%

Expenses (before waiver/reimbursement) (c)	0.64%	0.58%	0.53%	0.53%	0.52%

Portfolio turnover rate	45%	52%	33%	37%	39%

Net assets at end of year (in 000’s)	$104,946	$84,202	$84,951	$168,146	$158,390

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2019	2018	2017	2016	2015

Net asset value at beginning of year	$12.94	$14.00	$12.62	$13.11	$13.97

Net investment income (loss) (a)	0.12	0.08	0.08	0.09	0.11

Net realized and unrealized gain (loss) on investments	0.79	(0.53)	1.65	(0.08)	(0.14)

Total from investment operations	0.91	(0.45)	1.73	0.01	(0.03)

Less dividends and distributions:

From net investment income	(0.13)	(0.16)	(0.13)	(0.11)	(0.18)

From net realized gain on investments	(0.63)	(0.45)	(0.22)	(0.39)	(0.65)

Total dividends and distributions	(0.76)	(0.61)	(0.35)	(0.50)	(0.83)

Net asset value at end of year	$13.09	$12.94	$14.00	$12.62	$13.11

Total investment return (b)	7.82%	(3.45%)	13.98%	0.17%	(0.27%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.96%	0.60%	0.63%	0.71%	0.79%

Net expenses (c)	1.30%	1.26%	1.29%	1.28%	1.27%

Expenses (before waiver/reimbursement) (c)	1.38%	1.33%	1.29%	1.28%	1.27%

Portfolio turnover rate	45%	52%	33%	37%	39%

Net assets at end of year (in 000’s)	$40,817	$50,416	$67,352	$71,339	$80,474

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class C	2019	2018	2017	2016	2015

Net asset value at beginning of year	$12.93	$14.00	$12.62	$13.11	$13.97

Net investment income (loss) (a)	0.13	0.08	0.08	0.09	0.10

Net realized and unrealized gain (loss) on investments	0.78	(0.54)	1.65	(0.08)	(0.13)

Total from investment operations	0.91	(0.46)	1.73	0.01	(0.03)

Less dividends and distributions:

From net investment income	(0.13)	(0.16)	(0.13)	(0.11)	(0.18)

From net realized gain on investments	(0.63)	(0.45)	(0.22)	(0.39)	(0.65)

Total dividends and distributions	(0.76)	(0.61)	(0.35)	(0.50)	(0.83)

Net asset value at end of year	$13.08	$12.93	$14.00	$12.62	$13.11

Total investment return (b)	7.83%	(3.52%)	13.98%	0.17%	(0.27%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.00%	0.59%	0.61%	0.69%	0.77%

Net expenses (c)	1.30%	1.26%	1.29%	1.28%	1.27%

Expenses (before waiver/reimbursement) (c)	1.38%	1.33%	1.29%	1.28%	1.27%

Portfolio turnover rate	45%	52%	33%	37%	39%

Net assets at end of year (in 000’s)	$43,681	$57,496	$69,641	$69,090	$71,281

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

34	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019	2018	2017	2016	2015

Net asset value at beginning of year	$13.24	$14.34	$12.92	$13.41	$14.28

Net investment income (loss) (a)	0.28	0.24	0.24	0.24	0.26

Net realized and unrealized gain (loss) on investments	0.79	(0.54)	1.68	(0.07)	(0.14)

Total from investment operations	1.07	(0.30)	1.92	0.17	0.12

Less dividends and distributions:

From net investment income	(0.31)	(0.35)	(0.28)	(0.27)	(0.34)

From net realized gain on investments	(0.63)	(0.45)	(0.22)	(0.39)	(0.65)

Total dividends and distributions	(0.94)	(0.80)	(0.50)	(0.66)	(0.99)

Net asset value at end of year	$13.37	$13.24	$14.34	$12.92	$13.41

Total investment return (b)	9.04%	(2.39%)	15.32%	1.41%	0.84%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.15%	1.75%	1.76%	1.87%	1.88%

Net expenses (c)	0.11%	0.09%	0.10%	0.10%	0.10%

Portfolio turnover rate	45%	52%	33%	37%	39%

Net assets at end of year (in 000’s)	$11,687	$13,108	$14,973	$13,068	$13,702

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R2	June 14, 2019^ through October 31, 2019

Net asset value at beginning of period	$12.78

Net investment income (loss) (a)	0.06

Net realized and unrealized gain (loss) on investments	0.43

Total from investment operations	0.49

Net asset value at end of period	$13.27

Total investment return (b)	3.83%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.13	%††

Net expenses (c)	0.47	%††

Portfolio turnover rate	45%

Net assets at end of period (in 000’s)	$147

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Financial Highlights selected per share data and ratios

	Year ended October 31,			February 29, 2016^ through October 31,

Class R3	2019	2018	2017	2016

Net asset value at beginning of period	$13.09	$14.20	$12.80	$11.77

Net investment income (loss) (a)	0.17	0.13	0.09	0.07

Net realized and unrealized gain (loss) on investments	0.82	(0.50)	1.73	0.96

Total from investment operations	0.99	(0.37)	1.82	1.03

Less dividends and distributions:

From net investment income	(0.21)	(0.29)	(0.20)	—

From net realized gain on investments	(0.63)	(0.45)	(0.22)	—

Total dividends and distributions	(0.84)	(0.74)	(0.42)	—

Net asset value at end of period	$13.24	$13.09	$14.20	$12.80

Total investment return (b)	8.46%	(2.91%)	14.63%	8.75%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.32%	0.94%	0.64%	0.85	%††

Net expenses (c)	0.71%	0.69%	0.69%	0.70	%††

Portfolio turnover rate	45%	52%	33%	37%

Net assets at end of period (in 000’s)	$1,004	$459	$212	$64

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

36	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Moderate Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year or Since Inception	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	2.22 8.17%	3.63 4.80%	7.28 8.44%	1.24 1.24%
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	2.00 7.94	3.44 4.61	7.65 8.26	1.50 1.50
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	2.26 7.14	3.51 3.83	7.46 7.46	2.25 2.25
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	6.16 7.14	3.83 3.83	7.45 7.45	2.25 2.25
Class I Shares	No Sales Charge		4/4/2005	8.40	5.06	8.70	0.99
Class R1 Shares[5]	No Sales Charge		6/14/2019	4.22	N/A	N/A	1.09
Class R2 Shares[5]	No Sales Charge		6/14/2019	4.20	N/A	N/A	1.34
Class R3 Shares	No Sales Charge		2/29/2016	7.81	8.88	N/A	1.59

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
5.	Class R1 and Class R2 shares were launched in connection with the reorganization of the MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund into the Fund.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

37

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[6]	14.33%	10.78%	13.70%
MSCI EAFE® Index[7]	11.04	4.31	5.41
Bloomberg Barclays U.S. Aggregate Bond Index[8]	11.51	3.24	3.73
Moderate Growth Allocation Composite Index[9]	13.40	8.09	10.33
Morningstar Allocation – 70% to 85% Equity Category Average[10]	9.88	5.66	8.64

6.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

9.

The Fund has selected the Moderate Growth Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Prior to February 28, 2014, the Moderate Growth Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 65%, 15%, and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

10.

The Morningstar Allocation – 70% to 85% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

38	MainStay Moderate Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Moderate Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,016.90	$1.93	$1,023.29	$1.94	0.38%

Investor Class Shares	$1,000.00	$1,016.20	$2.80	$1,022.43	$2.80	0.55%

Class B Shares	$1,000.00	$1,012.20	$6.59	$1,018.65	$6.61	1.30%

Class C Shares	$1,000.00	$1,012.20	$6.59	$1,018.65	$6.61	1.30%

Class I Shares	$1,000.00	$1,018.20	$0.66	$1,024.55	$0.66	0.13%

Class R1 Shares[3,4]	$1,000.00	$1,020.30	$0.85	$1,018.20	$0.85	0.22%

Class R2 Shares[3,4]	$1,000.00	$1,019.80	$1.88	$1,017.18	$1.88	0.49%

Class R3 Shares	$1,000.00	$1,015.60	$3.76	$1,021.48	$3.77	0.74%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period) and 139 days for Class R1 and Class R2 shares (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was June 14, 2019.
4.

Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2019. Had these shares been offered for the full six-month period ended October 31, 2019, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $1.12 and $2.50 for Class R1 and R2 shares, respectively, and the ending account value would have been $1,024.10 and $1,022.74 for Class R1 and R2 shares, respectively.

39

Investment Objectives of Underlying Funds as of October 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 44 for specific holdings within these categories. The Fund’s holdings are subject to change.

40	MainStay Moderate Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Moderate Growth Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay Moderate Growth Allocation Fund returned 8.40%, underperforming the 14.33% return of the Fund’s primary benchmark, the S&P 500® Index, and the 11.04% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund underperformed the 11.51% return of the Bloomberg Barclays U.S. Aggregate Bond Index and the 13.40% return of the Moderate Growth Allocation Composite Index, both of which are additional benchmarks of the Fund. For the 12 months ended October 31, 2019, Class I shares of the Fund underperformed the 9.88% return of the Morningstar Allocation—70% to 85% Equity Category Average.1

Were there any changes to the Fund during the reporting period?

Effective July 22, 2019, the Fund may invest in derivatives, such as total return swaps, to seek to enhance returns or reduce the risk of loss by hedging certain of its holdings. For more information about this change refer to the supplement dated June 21, 2019.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. As is usually the case, the most influential factor affecting returns for the Fund versus the performance of a weighted combination of indices is the net performance of the Underlying Funds themselves relative to their respective benchmarks. This reporting period once again proved to be a challenging one for the Underlying Funds, which detracted materially from active returns. Prominent examples of Underlying Funds that struggled to meet their objectives included MainStay MacKay U.S. Equity Opportunities Fund, MainStay MacKay Growth Fund, and MainStay Cushing Renaissance Advantage Fund.

Asset class policy provided a modest lift to relative performance. While our efforts to modulate the Fund’s stock/bond blend had little impact on overall performance, asset class shifts within equities proved materially positive. Specifically, a tilt toward small company stocks that dragged on results through late 2018 became a significant tailwind in 2019 as we reconfigured holdings to favor larger capitalization names. Exposure to emerging-market equities likewise bolstered returns, with the Fund’s overweight posture well rewarded early in the reporting period before being later unwound. Detracting slightly from relative performance was the Fund’s bias favoring value over growth as growth stocks continued to lead the market in 2018 and into 2019. A market rotation favoring value stocks that began in summer 2019 lessened the drag. Within the fixed-income area, the Fund’s asset class stance detracted from relative performance. The Fund maintained a relatively short duration2 bias via holdings of cash and other short maturity instruments in anticipation of rising bond yields. However, yields moved abruptly in the other direction. The Fund partly offset this negative impact on performance by being underweight bank loans and through exposure to convertible bonds.

How did you allocate the Fund’s assets during the reporting period and why?

We consider a variety of factors in allocating the Fund’s assets, including the portfolio-level characteristics of the Underlying Funds (such as capitalization, style biases, sector exposures, credit quality and duration) and the attributes of the individual holdings within those Funds (valuation metrics, earnings data and technical indicators). Generally speaking, we seek to invest in Funds that correspond well to our desired asset class exposures, which is to say that they occupy attractively valued segments of the market and appear positioned to benefit from the prevailing economic environment.

In October 2018, just before the reporting period began, we took advantage of declining stock prices to increase the Fund’s exposure to equities in the belief that economic fundamentals remained sound despite concerns around trade negotiations, monetary policy and slowing external growth. Although that view was tested during the fourth quarter of 2018, particularly in the run-up to Christmas, we held our ground. Conditions began to improve in the final week of December 2018, and stocks climbed steadily through the first four months of 2019, supported by increasing signs of progress in trade negotiations, signals from the U.S. Federal Reserve Board (“Fed”) of a pause in interest-rate hikes, and sweeping Chinese government actions across fiscal, monetary and regulatory fronts to bolster economic activity. As equity markets rose, we gradually trimmed the Fund’s equity exposure until, by late spring, it was again close to neutral. Concerned about a global slump in

1.	See page 37 for other share class returns, which may be higher or lower than Class I share returns. See page 38 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

41

manufacturing, plummeting business confidence readings, faltering capital expenditures, and other potential downstream effects of the escalating trade war, we continued to trim the Fund’s equity exposure, bringing it substantially underweight through the end of the reporting period.

Within the Fund’s stock portfolio, a number of biases were evident. One of the more consequential was a preference for stocks of developing nations over those of the developed world in late 2018 and heading into 2019. This reflected our expectation that the Chinese government’s aggressive response to slowing economic conditions would reaccelerate growth, generating a tailwind for emerging markets. We unwound that bias in the late spring and summer as the anticipated reacceleration in emerging market economic activity failed to materialize. We also allocated assets disproportionately across the capitalization spectrum. At the beginning of the reporting period, the Fund favored small companies over larger multi-nationals, reflecting our belief that they would benefit disproportionately from tax reform and industry deregulation. We later reversed that position in response to weak earnings trends within the small cap universe, including a disconcerting number of negative earnings reports. We also anticipated that small- and mid-cap firms could prove more vulnerable to higher interest rates than large companies that have extended the term of their debt in the public market.

In 2018 we introduced a value bias to the portfolio, primarily in response to concerns regarding the technology industry (including potential litigation and regulation, as well as hyper-competitive markets) and opportunities we saw in energy and financials. That bias detracted from performance during the reporting period as growth companies continued to lead the market higher through much of the year. However, we have seen some evidence of a rotation into more cyclical value stocks in recent months, and remain committed to the position.

On the fixed-income side, we maintained the Fund’s neutral stance in terms of exposure to credit, reflecting our view that although spreads3 appeared a little tight given the prevailing stage of the business cycle and amount of leverage many companies had deployed, underlying corporate fundamentals remained sound. Within speculative-grade credit, the Fund shied away from floating-rate bonds on concerns about excessive leverage and poor underwriting. While we maintained a somewhat short duration for much of the reporting period, we gradually increased rate sensitivity in response to tame inflation, accommodative monetary policy and a recognition that the ongoing slowdown in the global economy might yet deteriorate into something more harmful, provoking a flight to quality and more aggressive government response.

How did the Fund’s allocations change over the course of the reporting period?

We lowered the Fund’s equity exposure during the reporting period, reducing its positions in IQ 50 Percent Hedged FTSE International ETF and IQ Chaikin U.S. Large Cap ETF. The Fund initially kept some of the proceeds from these sales in cash rather than investing in fixed-income securities, given the potential for bond yields to rise. Eventually, however, we invested most of these assets in MainStay Indexed Bond Fund and MainStay MacKay Total Return Bond Fund.

Within equities, we made the Fund’s value bias a little less pronounced by allocating more assets to MainStay Large Cap Growth Fund and MainStay MacKay Growth Fund, and fewer assets to MainStay MacKay U.S. Equity Opportunities Fund. Visible, too, in sales of MainStay MacKay Small Cap Core Fund (formerly known as MainStay Epoch U.S. Small Cap Fund) was the Fund’s shift up the capitalization spectrum. We also eliminated the Fund’s exposure to MainStay Cushing Renaissance Advantage Fund and MainStay Cushing MLP Premier Fund as energy assets failed to respond to rising crude oil prices to the degree we had anticipated.

On the fixed-income side of the Fund, the most noteworthy move was a shift out of MainStay MacKay High Yield Corporate Bond Fund into MainStay MacKay Short Duration High Yield Fund, shortening our spread duration to guard against a potential credit event. We also extended duration within the investment-grade portion of the portfolio by establishing a position in MainStay MacKay Infrastructure Bond Fund, thereby increasing rate sensitivity (also perceived as a defensive maneuver).

Two Underlying Funds the Fund was invested in were closed during the reporting period, MainStay Absolute Return Multi-Strategy Fund and MainStay Epoch Global Choice Fund, necessitating reallocation to other Underlying Funds. The Fund reinvested some of those assets in MainStay MacKay Short Duration High Yield Fund. A new Underlying Fund was also added during the reporting period: IQ 500 International ETF.

During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?

Of the Underlying Equity Funds held for the full reporting period, the highest returns came from MainStay Large Cap Growth Fund, MainStay Epoch Capital Growth Fund and MainStay Epoch U.S. All Cap Fund. At the other end of the spectrum, MainStay Cushing Renaissance Advantage Fund and MainStay Cushing MLP Premier Fund both generated losses, while the return on IQ Global Resources ETF was marginally negative.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

42	MainStay Moderate Growth Allocation Fund

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which were particularly weak?

Among the Underlying Equity Funds making the most significant contributions to equity returns were MainStay Epoch U.S. Equity Yield Fund, MainStay Large Cap Growth Fund and MainStay MAP Equity Fund. (Contributions take weightings and total returns into account.) Detractors from the Fund’s equity performance included MainStay Cushing Renaissance Advantage Fund, MainStay Epoch Global Choice Fund and IQ Global Resources ETF.

During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which had the lowest total returns?

Of the Underlying Fixed-Income Funds held for the full reporting period, the highest returns came from MainStay MacKay Total Return Bond Fund, MainStay Indexed Bond Fund and MainStay MacKay Convertible Fund. The Fund’s cash sweep account had the lowest return followed by MainStay Floating Rate Fund, MainStay MacKay Short Term Municipal Fund and MainStay MacKay Unconstrained Bond Fund.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which were particularly weak?

Among the Underlying Fixed-Income Funds making the most significant positive contributions to the Fund’s performance were MainStay MacKay Short Duration High Yield Fund, MainStay MacKay Convertible Fund and MainStay MacKay Total Return Bond Fund. Conversely, the contribution from MainStay Indexed Bond Fund was effectively zero, and very small contributions came from IQ Enhanced Core Bond ETF and MainStay MacKay High Yield Corporate Bond Fund.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2019, the Fund maintained a tilt away from stocks. Corporate profit growth has been exceptionally weak thus far in 2019 and we believe shows signs of deteriorating further in the quarters ahead. The current expansion is now of record-setting longevity; the labor market is tight; non-financial corporate leverage is elevated, particularly among smaller companies; and monetary conditions are considerably less accommodating than was the case for most of the past decade despite recent Fed reversals. In addition, the tariff war and trade blacklists have already undermined economic growth as evidenced by falling trade volumes, manufacturing weakness, battered corporate confidence and, most worrisomely, flagging business investment. Further negative consequences would likely follow a continuation or worsening of international trade tensions. Although we believe a recession is probably not imminent, an acceleration in growth looks unlikely given prevailing conditions and trends. With corporate earnings under pressure, the potential upside to asset pricing looks limited while downside risks are considerable. Therefore, we believe that a defensive stock/bond posture is appropriate.

Within equities, the Fund currently tilts modestly away from the big technology names that dominate the large-cap growth space, reflecting our concerns regarding a changing regulatory environment and lofty valuations. In contrast, more cyclical industries that tend to dominate value indices appear more fairly valued. In terms of capitalization, the Fund leans toward larger company stocks over those of smaller companies. This relates to earnings quality and the relative vulnerability of smaller companies to changes in lending conditions. A further slowdown in domestic economic activity would introduce considerable stress into the small-cap market as credit availability dries up and revenues wane.

Within fixed income, the Fund maintains a roughly neutral stance regarding credit exposure. While spreads are a bit tight and we are a little concerned over aggregate debt levels, we believe corporate fundamentals remain solid for the time being. Within lower grade credit, the Fund emphasizes short maturity bonds over leveraged loans due to the heavy recent issuance and eroded covenant protections of the latter.

Regarding average maturity, the Fund is positioned slightly short of the benchmark within the investment-grade part of the portfolio, holding both cash and short-term municipal bonds to restrain duration. At the same time, we are in the process of extending the Fund’s duration, partly through purchases of MainStay MacKay Infrastructure Bond Fund. We view this as a defensive measure, believing that longer-duration, high-grade bonds would fare well in the event of equity or credit stress.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

43

Portfolio of Investments October 31, 2019

	Shares	Value
Affiliated Investment Companies 98.1%†
Equity Funds 76.9%
IQ 50 Percent Hedged FTSE International ETF (a)	760,287	$15,867,190
IQ 500 International ETF (a)	311,341	8,598,958
IQ Chaikin U.S. Large Cap ETF (a)	1,406,976	35,694,981
IQ Chaikin U.S. Small Cap ETF (a)	1,539,011	40,245,138
IQ Global Resources ETF (a)	510,565	13,494,386
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	2,099,778	18,898,005
MainStay Epoch Capital Growth Fund Class I (a)	573,368	7,585,663
MainStay Epoch International Choice Fund Class I (a)	948,206	33,737,185
MainStay Epoch U.S. All Cap Fund Class R6 (a)	1,577,204	46,101,663
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	3,822,988	65,946,545
MainStay Large Cap Growth Fund Class R6	5,261,012	55,661,502
MainStay MacKay Common Stock Fund Class I (a)	850,925	21,315,678
MainStay MacKay Emerging Markets Equity Fund Class R6 (a)	2,111,745	18,984,589
MainStay MacKay Growth Fund Class I (a)	1,249,037	46,226,866
MainStay MacKay International Equity Fund Class R6 (a)(b)	558,595	9,652,528
MainStay MacKay International Opportunities Fund Class I (a)	3,321,953	26,010,892
MainStay MacKay S&P 500 Index Fund Class I	95,832	4,827,994
MainStay MacKay Small Cap Core Fund Class I (a)	1,911,472	48,627,842
MainStay MacKay U.S. Equity Opportunities Fund Class I (a)	3,241,860	28,074,510
MainStay MAP Equity Fund Class I (a)	1,209,596	52,871,455

Total Equity Funds (Cost $492,382,595)		598,423,570

Fixed Income Funds 21.2%
IQ Enhanced Core Bond U.S. ETF	1,194	23,169
IQ Enhanced Core Plus Bond U.S. ETF	131,657	2,598,251
IQ S&P High Yield Low Volatility Bond ETF	99,485	2,524,014
MainStay Floating Rate Fund Class R6 (a)	2,773,097	25,041,062
MainStay Indexed Bond Fund Class I (a)	1,450,163	15,835,783
MainStay MacKay Convertible Fund Class I	610,641	10,899,937
MainStay MacKay High Yield Municipal Bond Fund Class I	955,153	12,397,889
MainStay MacKay Infrastructure Bond Fund Class I (a)	1,436,602	12,541,539
MainStay MacKay Short Duration High Yield Fund Class I	5,257,558	51,734,369

	Shares	Value
Fixed Income Funds (continued)
MainStay MacKay Short Term Municipal Fund Class I	769,543	$7,403,004
MainStay MacKay Total Return Bond Fund Class R6 (a)	1,528,231	16,672,999
MainStay MacKay Unconstrained Bond Fund Class R6 (a)	871,044	7,621,634

Total Fixed Income Funds (Cost $161,816,050)		165,293,650

Total Affiliated Investment Companies (Cost $654,198,645)		763,717,220

Short-Term Investment 2.0%
Affiliated Investment Company 2.0%
MainStay U.S. Government Liquidity Fund, 1.76% (c)	15,613,421	15,613,421

Total Short-Term Investment (Cost $15,613,421)		15,613,421

Total Investments (Cost $669,812,066)	100.1%	779,330,641
Other Assets, Less Liabilities	(0.1)	(876,066)
Net Assets	100.0%	$778,454,575

†	Percentages indicated are based on Fund net assets.

(a)	As of October 31, 2019, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(b)	Non-income producing Underlying Fund.

(c)	Current yield as of October 31, 2019.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

44	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$598,423,570	$—	$—	$598,423,570
Fixed Income Funds	165,293,650	—	—	165,293,650
Short-Term Investment	15,613,421	—	—	15,613,421

Total Investments in Securities	$779,330,641	$—	$—	$779,330,641

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in affiliated investment companies, at value (identified cost $669,812,066)	$779,330,641
Receivables:
Dividends and Interest	500,692
Fund shares sold	316,458
Investment securities sold	202,947
Manager (See Note 3)	23,276
Other assets	41,109

Total assets	780,415,123

Liabilities
Payables:
Fund shares redeemed	946,976
Investment securities purchased	474,256
Transfer agent (See Note 3)	233,457
NYLIFE Distributors (See Note 3)	211,478
Shareholder communication	54,668
Professional fees	21,328
Custodian	5,327
Trustees	1,401
Accrued expenses	11,657

Total liabilities	1,960,548

Net assets	$778,454,575

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$54,142
Additional paid-in capital	653,774,398

653,828,540
Total distributable earnings (loss)	124,626,035

Net assets	$778,454,575

Class A
Net assets applicable to outstanding shares	$545,585,919

Shares of beneficial interest outstanding	37,886,861

Net asset value per share outstanding	$14.40
Maximum sales charge (3.00% of offering price)	0.45

Maximum offering price per share outstanding	$14.85

Investor Class
Net assets applicable to outstanding shares	$139,892,385

Shares of beneficial interest outstanding	9,714,060

Net asset value per share outstanding	$14.40
Maximum sales charge (3.00% of offering price)	0.45

Maximum offering price per share outstanding	$14.85

Class B
Net assets applicable to outstanding shares	$43,799,963

Shares of beneficial interest outstanding	3,092,670

Net asset value and offering price per share outstanding	$14.16

Class C
Net assets applicable to outstanding shares	$36,721,423

Shares of beneficial interest outstanding	2,593,068

Net asset value and offering price per share outstanding	$14.16

Class I
Net assets applicable to outstanding shares	$11,037,218

Shares of beneficial interest outstanding	756,914

Net asset value and offering price per share outstanding	$14.58

Class R1
Net assets applicable to outstanding shares	$25,406

Shares of beneficial interest outstanding	1,743

Net asset value and offering price per share outstanding	$14.58

Class R2
Net assets applicable to outstanding shares	$130,295

Shares of beneficial interest outstanding	9,051

Net asset value and offering price per share outstanding	$14.40

Class R3
Net assets applicable to outstanding shares	$1,261,966

Shares of beneficial interest outstanding	88,075

Net asset value and offering price per share outstanding	$14.33

46	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$13,953,915
Interest	663

Total income	13,954,578

Expenses
Distribution/Service—Class A (See Note 3)	1,255,587
Distribution/Service—Investor Class (See Note 3)	307,174
Distribution/Service—Class B (See Note 3)	487,535
Distribution/Service—Class C (See Note 3)	411,745
Distribution/Service—Class R2 (See Note 3)	127
Distribution/Service—Class R3 (See Note 3)	3,666
Transfer agent (See Note 3)	1,113,504
Shareholder communication	141,057
Registration	138,941
Professional fees	90,061
Trustees	15,818
Custodian	14,644
Shareholder service (See Note 3)	793
Miscellaneous	28,442

Total expenses before waiver/reimbursement	4,009,094
Expense waiver/reimbursement from Manager (See Note 3)	(269,248)

Net expenses	3,739,846

Net investment income (loss)	10,214,732

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(7,059,416)
Realized capital gain distributions from affiliated investment companies	32,811,608

Net realized gain (loss) on investments from affiliated investment companies	25,752,192

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	20,652,610

Net realized and unrealized gain (loss) on investments	46,404,802

Net increase (decrease) in net assets resulting from operations	$56,619,534

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,214,732	$6,634,435
Net realized gain (loss) on investments and investments from affiliated investment companies	25,752,192	61,757,221
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	20,652,610	(88,536,414)

Net increase (decrease) in net assets resulting from operations	56,619,534	(20,144,758)

Distributions to shareholders:
Class A	(43,963,341)	(25,703,993)
Investor Class	(10,091,854)	(5,260,393)
Class B	(4,344,612)	(2,940,329)
Class C	(3,869,617)	(2,252,324)
Class I	(754,206)	(440,816)
Class R3	(34,155)	(16,817)

Total distributions to shareholders	(63,057,785)	(36,614,672)

Capital share transactions:
Net proceeds from sale of shares	288,029,932	91,116,071
Net asset value of shares issued in connection with the acquisition of MainStay Retirement 2040 Fund	40,416,312	—
Net asset value of shares issued in connection with the acquisition of MainStay Retirement 2050 Fund	24,525,394	—
Net asset value of shares issued to shareholders in reinvestment of distributions	62,810,691	36,394,452
Cost of shares redeemed	(336,933,245)	(121,120,104)

Increase (decrease) in net assets derived from capital share transactions	78,849,084	6,390,419

Net increase (decrease) in net assets	72,410,833	(50,369,011)

Net Assets
Beginning of year	706,043,742	756,412,753

End of year	$778,454,575	$706,043,742

48	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019	2018	2017	2016	2015

Net asset value at beginning of year	$14.76	$15.96	$13.90	$14.65	$15.47

Net investment income (loss) (a)	0.22	0.16	0.17	0.18	0.19

Net realized and unrealized gain (loss) on investments	0.77	(0.55)	2.41	(0.18)	(0.07)

Total from investment operations	0.99	(0.39)	2.58	—	0.12

Less dividends and distributions:

From net investment income	(0.28)	(0.36)	(0.20)	(0.20)	(0.28)

From net realized gain on investments	(1.07)	(0.45)	(0.32)	(0.55)	(0.66)

Total dividends and distributions	(1.35)	(0.81)	(0.52)	(0.75)	(0.94)

Net asset value at end of year	$14.40	$14.76	$15.96	$13.90	$14.65

Total investment return (b)	8.17%	(2.75%)	19.05%	0.15%	0.81%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.55%	1.02%	1.16%	1.29%	1.30%

Net expenses (c)	0.37%	0.35%	0.36%	0.36%	0.36%

Portfolio turnover rate	42%	47%	32%	32%	36%

Net assets at end of year (in 000’s)	$545,586	$484,182	$499,998	$296,060	$301,459

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Investor Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$14.76	$15.93	$13.88	$14.63	$15.45

Net investment income (loss) (a)	0.18	0.14	0.14	0.15	0.17

Net realized and unrealized gain (loss) on investments	0.79	(0.55)	2.40	(0.17)	(0.08)

Total from investment operations	0.97	(0.41)	2.54	(0.02)	0.09

Less dividends and distributions:

From net investment income	(0.26)	(0.31)	(0.17)	(0.18)	(0.25)

From net realized gain on investments	(1.07)	(0.45)	(0.32)	(0.55)	(0.66)

Total dividends and distributions	(1.33)	(0.76)	(0.49)	(0.73)	(0.91)

Net asset value at end of year	$14.40	$14.76	$15.93	$13.88	$14.63

Total investment return (b)	7.94%	(2.86%)	18.80%	(0.04%)	0.64%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.32%	0.87%	0.96%	1.09%	1.13%

Net expenses (c)	0.55%	0.52%	0.55%	0.55%	0.54%

Expenses (before waiver/reimbursement) (c)	0.68%	0.61%	0.55%	0.55%	0.54%

Portfolio turnover rate	42%	47%	32%	32%	36%

Net assets at end of year (in 000’s)	$139,892	$110,200	$116,058	$221,041	$207,598

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2019	2018	2017	2016	2015

Net asset value at beginning of year	$14.50	$15.66	$13.65	$14.39	$15.20

Net investment income (loss) (a)	0.10	0.03	0.04	0.05	0.06

Net realized and unrealized gain (loss) on investments	0.76	(0.55)	2.36	(0.18)	(0.07)

Total from investment operations	0.86	(0.52)	2.40	(0.13)	(0.01)

Less dividends and distributions:

From net investment income	(0.13)	(0.19)	(0.07)	(0.06)	(0.14)

From net realized gain on investments	(1.07)	(0.45)	(0.32)	(0.55)	(0.66)

Total dividends and distributions	(1.20)	(0.64)	(0.39)	(0.61)	(0.80)

Net asset value at end of year	$14.16	$14.50	$15.66	$13.65	$14.39

Total investment return (b)	7.14%	(3.60%)	17.91%	(0.81%)	(0.08%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.73%	0.18%	0.31%	0.39%	0.43%

Net expenses (c)	1.30%	1.27%	1.30%	1.30%	1.29%

Expenses (before waiver/reimbursement) (c)	1.42%	1.36%	1.31%	1.30%	1.29%

Portfolio turnover rate	42%	47%	32%	32%	36%

Net assets at end of year (in 000’s)	$43,800	$55,493	$75,863	$80,344	$93,000

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class C	2019	2018	2017	2016	2015

Net asset value at beginning of year	$14.50	$15.66	$13.65	$14.38	$15.20

Net investment income (loss) (a)	0.10	0.02	0.04	0.05	0.05

Net realized and unrealized gain (loss) on investments	0.76	(0.54)	2.36	(0.17)	(0.07)

Total from investment operations	0.86	(0.52)	2.40	(0.12)	(0.02)

Less dividends and distributions:

From net investment income	(0.13)	(0.19)	(0.07)	(0.06)	(0.14)

From net realized gain on investments	(1.07)	(0.45)	(0.32)	(0.55)	(0.66)

Total dividends and distributions	(1.20)	(0.64)	(0.39)	(0.61)	(0.80)

Net asset value at end of year	$14.16	$14.50	$15.66	$13.65	$14.38

Total investment return (b)	7.14%	(3.60%)	17.91%	(0.81%)	(0.08%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.76%	0.14%	0.25%	0.36%	0.37%

Net expenses (c)	1.30%	1.27%	1.30%	1.30%	1.29%

Expenses (before waiver/reimbursement) (c)	1.42%	1.36%	1.31%	1.30%	1.29%

Portfolio turnover rate	42%	47%	32%	32%	36%

Net assets at end of year (in 000’s)	$36,721	$47,590	$55,873	$51,005	$52,870

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

50	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019	2018	2017	2016	2015

Net asset value at beginning of year	$14.94	$16.14	$14.05	$14.80	$15.62

Net investment income (loss) (a)	0.25	0.21	0.21	0.21	0.22

Net realized and unrealized gain (loss) on investments	0.78	(0.56)	2.43	(0.17)	(0.06)

Total from investment operations	1.03	(0.35)	2.64	0.04	0.16

Less dividends and distributions:

From net investment income	(0.32)	(0.40)	(0.23)	(0.24)	(0.32)

From net realized gain on investments	(1.07)	(0.45)	(0.32)	(0.55)	(0.66)

Total dividends and distributions	(1.39)	(0.85)	(0.55)	(0.79)	(0.98)

Net asset value at end of year	$14.58	$14.94	$16.14	$14.05	$14.80

Total investment return (b)	8.40%	(2.48%)	19.35%	0.41%	1.05%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.74%	1.32%	1.40%	1.54%	1.47%

Net expenses (c)	0.13%	0.10%	0.11%	0.11%	0.11%

Portfolio turnover rate	42%	47%	32%	32%	36%

Net assets at end of year (in 000’s)	$11,037	$8,129	$8,435	$6,976	$7,568

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	June 14, 2019^ through October 31, 2019

Net asset value at beginning of period	$13.99

Net investment income (loss) (a)	0.05

Net realized and unrealized gain (loss) on investments	0.54

Total from investment operations	0.59

Net asset value at end of period	$14.58

Total investment return (b)	4.22%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.95	%††

Net expenses (c)	0.23	%††

Portfolio turnover rate	42%

Net assets at end of period (in 000’s)	$25

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	51

Financial Highlights selected per share data and ratios

Class R2	June 14, 2019^ through October 31, 2019

Net asset value at beginning of period	$13.82

Net investment income (loss) (a)	0.04

Net realized and unrealized gain (loss) on investments	0.54

Total from investment operations	0.58

Net asset value at end of period	$14.40

Total investment return (b)	4.20%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.68	%††

Net expenses (c)	0.49	%††

Portfolio turnover rate	42%

Net assets at end of period (in 000’s)	$130

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,			February 29, 2016^ through October 31,

Class R3	2019	2018	2017	2016

Net asset value at beginning of period	$14.68	$15.90	$13.87	$12.58

Net investment income (loss) (a)	0.12	0.06	0.03	0.04

Net realized and unrealized gain (loss) on investments	0.83	(0.49)	2.48	1.25

Total from investment operations	0.95	(0.43)	2.51	1.29

Less dividends and distributions:

From net investment income	(0.23)	(0.34)	(0.16)	—

From net realized gain on investments	(1.07)	(0.45)	(0.32)	—

Total dividends and distributions	(1.30)	(0.79)	(0.48)	—

Net asset value at end of period	$14.33	$14.68	$15.90	$13.87

Total investment return (b)	7.81%	(3.04%)	18.58%	10.25%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.90%	0.38%	0.21%	0.39	%††

Net expenses (c)	0.73%	0.70%	0.70%	0.71	%††

Portfolio turnover rate	42%	47%	32%	32%

Net assets at end of period (in 000’s)	$1,262	$449	$185	$43

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

52	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	2.74 8.72%	3.96 5.14%	8.51 9.12%	1.28 1.28%
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	2.55 8.52	3.79 4.97	8.36 8.97	1.54 1.54
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	2.90 7.73	3.88 4.20	8.18 8.18	2.29 2.29
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	6.75 7.72	4.19 4.19	8.17 8.17	2.29 2.29
Class I Shares	No Sales Charge		4/4/2005	8.97	5.40	9.41	1.03
Class R3 Shares	No Sales Charge		2/29/2016	8.34	10.00	N/A	1.63

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

53

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[5]	14.33%	10.78%	13.70%
MSCI EAFE® Index[6]	11.04	4.31	5.41
Growth Allocation Composite Index[7]	13.54	9.17	11.80
Morningstar Allocation – 85%+ Equity Category Average[8]	10.47	6.39	9.90

5.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Fund has selected the Growth Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively. Prior to February 28, 2014, the Growth Allocation Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.

The Morningstar Allocation – 85%+ Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

54	MainStay Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,016.80	$2.19	$1,023.04	$2.19	0.43%

Investor Class Shares	$1,000.00	$1,016.20	$2.80	$1,022.43	$2.80	0.55%

Class B Shares	$1,000.00	$1,011.70	$6.59	$1,018.65	$6.61	1.30%

Class C Shares	$1,000.00	$1,011.70	$6.59	$1,018.65	$6.61	1.30%

Class I Shares	$1,000.00	$1,017.20	$0.92	$1,024.30	$0.92	0.18%

Class R3 Shares	$1,000.00	$1,014.90	$3.96	$1,021.27	$3.97	0.78%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

55

Investment Objectives of Underlying Funds as of October 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 59 for specific holdings within these categories. The Fund’s holdings are subject to change.

56	MainStay Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Growth Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay Growth Allocation Fund returned 8.97%, underperforming the 14.33% return of the Fund’s primary benchmark, the S&P 500® Index, the 11.04% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark, and the 13.54% return of the Growth Allocation Composite Index, which is an additional benchmark of the Fund. For the 12 months ended October 31, 2019, Class I shares of the Fund underperformed the 10.47% return of the Morningstar Allocation—85%+ Equity Category Average.1

Were there any changes to the Fund during the reporting period?

Effective July 22, 2019, the Fund may invest in derivatives, such as total return swaps, to seek to enhance returns or reduce the risk of loss by hedging certain of its holdings. For more information about this change refer to the supplement dated June 21, 2019.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities and international equities, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. As is usually the case, the most influential factor affecting returns for the Fund versus the performance of a weighted combination of indices is the net performance of the Underlying Funds themselves relative to their respective benchmarks. This reporting period once again proved to be a challenging one for the Underlying Funds, which detracted materially from active returns. Prominent examples of Underlying Funds that struggled to meet their objectives included MainStay MacKay U.S. Equity Opportunities Fund, MainStay MacKay Growth Fund, and MainStay Cushing Renaissance Advantage Fund.

Asset class policy provided a modest lift to relative performance primarily through capitalization preference. Although a tilt toward small company stocks dragged on results through late 2018, we reconfigured the Fund’s holdings in 2019 to favor larger capitalization names. This position provided a significant tailwind to performance as the reporting period progressed. Exposure to emerging-market equities likewise bolstered returns, with the Fund’s overweight posture well rewarded early in the reporting period before being later unwound. Detracting slightly from relative performance was the Fund’s bias favoring value over growth as growth stocks continued to lead the market in 2018 and into 2019. A market rotation favoring value stocks that began in summer 2019 lessened the drag.

How did you allocate the Fund’s assets during the reporting period and why?

We consider a variety of factors in allocating the Fund’s assets, including the portfolio-level characteristics of the Underlying Funds (such as capitalization, style biases and sector exposures) and the attributes of the individual holdings within those Funds (valuation metrics, earnings data and technical indicators). Generally speaking, we seek to invest in Funds that correspond well to our desired asset class exposures, which is to say that they occupy attractively valued segments of the market and appear positioned to benefit from the prevailing economic environment.

A number of allocation biases affected the Fund’s performance during the reporting period. One of the more consequential was a preference for stocks of developing nations over those of the developed world in late 2018 and heading into 2019. This reflected our expectation that the Chinese government’s aggressive response to slowing economic conditions would reaccelerate growth, generating a tailwind for emerging markets. We unwound that bias in the late spring and summer as the anticipated reacceleration in emerging market economic activity failed to materialize. We also allocated assets disproportionately across the capitalization spectrum. At the beginning of the reporting period, the Fund favored small companies over larger multi-nationals, reflecting our belief that they would benefit disproportionately from tax reform and industry deregulation. We later reversed that position in response to weak earnings trends within the small cap universe, including a disconcerting number of negative earnings reports. We also anticipated that small- and mid-cap firms could prove more vulnerable to higher interest rates than large companies that have extended the term of their debt in the public market.

In 2018 we introduced a value bias to the portfolio, primarily in response to concerns regarding the technology industry (including potential litigation and regulation, as well as hyper-competitive markets) and opportunities we saw in energy and financials. That bias detracted from performance during the reporting period as growth companies continued to lead the market higher through much of the year. However, we have seen some evidence of a rotation into more cyclical value stocks in recent months, and remain committed to the position. In late spring and summer, we also began shifting some of the Fund’s

1.	See page 53 for other share class returns, which may be higher or lower than Class I share returns. See page 54 for more information on benchmark and peer group returns.

57

assets into cash in response to a global slump in manufacturing, plummeting business confidence readings, faltering capital expenditures, and other potential downstream effects of the escalating trade war. We continue to maintain a larger than typical cash position as of the end of the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

We decreased the Fund’s value bias a bit by allocating more assets to MainStay Large Cap Growth Fund and MainStay MacKay Growth Fund, and fewer assets to MainStay MacKay U.S. Equity Opportunities Fund. Visible, too, in sales of MainStay MacKay Small Cap Core Fund (formerly known as MainStay Epoch U.S. Small Cap Fund) and IQ Chaikin U.S. Small Cap ETF was the Fund’s shift up the capitalization spectrum. We also eliminated the Fund’s exposure to MainStay Cushing Renaissance Advantage Fund and MainStay Cushing MLP Premier Fund as energy assets failed to respond to rising crude oil prices to the degree we had anticipated.

One Underlying Fund, MainStay Epoch Global Choice Fund, was closed during the reporting period, necessitating reallocation to other Underlying Funds. A new Underlying Fund, IQ 500 International ETF, was added to the Fund during the reporting period, funded primarily from assets formerly allocated to IQ 50 Percent Hedged FTSE International ETF.

During the reporting period, which Underlying Funds had the highest total returns and which had the lowest total returns?

Of the Underlying Funds held for the full reporting period, the highest returns came from MainStay Large Cap Growth Fund, MainStay Epoch Capital Growth Fund and MainStay Epoch U.S. All Cap Fund. At the other end of the spectrum, MainStay Cushing Renaissance Advantage Fund and MainStay Cushing MLP Premier Fund both generated losses, while the return on IQ Global Resources ETF was marginally negative.

Which Underlying Funds were the strongest contributors to the Fund’s performance and which were particularly weak?

The Underlying Funds making the largest positive contributions to returns included MainStay Epoch U.S. Equity Yield Fund,

MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.) Detractors from performance included MainStay Cushing Renaissance Advantage Fund, MainStay Epoch Global Choice Fund and IQ Global Resources ETF.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2019, the Fund maintained a larger than typical position in cash. Corporate profit growth has been exceptionally weak thus far in 2019 and we believe shows signs of deteriorating further in the quarters ahead. The current expansion is now of record-setting longevity; the labor market is tight; non-financial corporate leverage is elevated, particularly among smaller companies; and monetary conditions are considerably less accommodating than was the case for most of the past decade despite a more accommodating stance from the U.S. Federal Reserve Board in recent months. In addition, the tariff war and trade blacklists have already undermined economic growth as evidenced by falling trade volumes, manufacturing weakness, battered corporate confidence and, most worrisomely, flagging business investment. Further negative consequences would likely follow a continuation or worsening of international trade tensions. Although we believe a recession is probably not imminent, an acceleration in growth looks unlikely given prevailing conditions and trends. With corporate earnings under pressure, the potential upside to asset pricing looks limited while downside risks are considerable. Therefore, we believe that a defensive posture is appropriate.

The Fund also tilts modestly away from the big technology names that dominate the large-cap growth space, reflecting our concerns regarding a changing regulatory environment and lofty valuations. In contrast, more cyclical industries that tend to dominate value indices appear more fairly valued. In terms of capitalization, the Fund leans toward larger company stocks over those of smaller companies. This relates to earnings quality and the relative vulnerability of smaller companies to changes in lending conditions. A further slowdown in domestic economic activity would introduce considerable stress into the small-cap market as credit availability dries up and revenues wane.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

58	MainStay Growth Allocation Fund

Portfolio of Investments October 31, 2019

	Shares	Value
Affiliated Investment Companies 96.3%†
Equity Funds 96.3%
IQ 50 Percent Hedged FTSE International ETF	359,601	$7,504,873
IQ 500 International ETF (a)	518,397	14,317,659
IQ Chaikin U.S. Large Cap ETF (a)	970,371	24,618,312
IQ Chaikin U.S. Small Cap ETF (a)	798,049	20,868,981
IQ Global Resources ETF	208,954	5,522,717
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	1,076,467	9,688,199
MainStay Epoch Capital Growth Fund Class I	278,093	3,679,164
MainStay Epoch International Choice Fund Class I (a)	504,152	17,937,710
MainStay Epoch U.S. All Cap Fund Class R6 (a)	1,049,297	30,670,958
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	1,984,375	34,230,464
MainStay Large Cap Growth Fund Class R6	3,377,524	35,734,200
MainStay MacKay Common Stock Fund Class I (a)	642,424	16,092,732
MainStay MacKay Emerging Markets Equity Fund Class R6 (a)	1,079,716	9,706,650
MainStay MacKay Growth Fund Class I (a)	914,013	33,827,619
MainStay MacKay International Equity Fund Class R6 (b)	509,433	8,803,003
MainStay MacKay International Opportunities Fund Class I	1,752,190	13,719,649
MainStay MacKay S&P 500 Index Fund Class I	20,071	1,011,166
MainStay MacKay Small Cap Core Fund Class I (a)	989,777	25,179,927
MainStay MacKay U.S. Equity Opportunities Fund Class I	1,730,140	14,983,014
MainStay MAP Equity Fund Class I (a)	736,622	32,197,753

Total Affiliated Investment Companies (Cost $303,031,207)		360,294,750

	Shares	Value
Short-Term Investment 3.9%
Affiliated Investment Company 3.9%
MainStay U.S. Government Liquidity Fund, 1.76% (c)	14,546,372	$14,546,372

Total Short-Term Investment (Cost $14,546,372)		14,546,372

Total Investments (Cost $317,577,579)	100.2%	374,841,122
Other Assets, Less Liabilities	(0.2)	(589,670)
Net Assets	100.0%	$374,251,452

†	Percentages indicated are based on Fund net assets.

(a)	As of October 31, 2019, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(b)	Non-income producing Underlying Fund.

(c)	Current yield as of October 31, 2019.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$360,294,750	$—	$—	$360,294,750
Short-Term Investment	14,546,372	—	—	14,546,372

Total Investments in Securities	$374,841,122	$—	$—	$374,841,122

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	59

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in affiliated investment companies, at value (identified cost $317,577,579)	$374,841,122
Receivables:
Fund shares sold	159,959
Investment securities sold	121,832
Dividends and Interest	21,565
Manager (See Note 3)	15,178
Other assets	30,455

Total assets	375,190,111

Liabilities
Payables:
Fund shares redeemed	671,797
NYLIFE Distributors (See Note 3)	105,290
Transfer agent (See Note 3)	104,120
Shareholder communication	27,434
Professional fees	16,936
Custodian	4,958
Trustees	673
Accrued expenses	7,451

Total liabilities	938,659

Net assets	$374,251,452

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$24,879
Additional paid-in capital	305,656,311

305,681,190
Total distributable earnings (loss)	68,570,262

Net assets	$374,251,452

Class A
Net assets applicable to outstanding shares	$248,067,785

Shares of beneficial interest outstanding	16,431,204

Net asset value per share outstanding	$15.10
Maximum sales charge (3.00% of offering price)	0.47

Maximum offering price per share outstanding	$15.57

Investor Class
Net assets applicable to outstanding shares	$75,913,001

Shares of beneficial interest outstanding	5,033,670

Net asset value per share outstanding	$15.08
Maximum sales charge (3.00% of offering price)	0.47

Maximum offering price per share outstanding	$15.55

Class B
Net assets applicable to outstanding shares	$25,904,887

Shares of beneficial interest outstanding	1,769,247

Net asset value and offering price per share outstanding	$14.64

Class C
Net assets applicable to outstanding shares	$18,411,011

Shares of beneficial interest outstanding	1,255,587

Net asset value and offering price per share outstanding	$14.66

Class I
Net assets applicable to outstanding shares	$4,894,402

Shares of beneficial interest outstanding	318,335

Net asset value and offering price per share outstanding (a)	$15.37

Class R3
Net assets applicable to outstanding shares	$1,060,366

Shares of beneficial interest outstanding	70,710

Net asset value and offering price per share outstanding	$15.00

(a)	The difference between the recalculated and stated NAV was caused by rounding.

60	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$5,454,073
Interest	169

Total income	5,454,242

Expenses
Distribution/Service—Class A (See Note 3)	596,737
Distribution/Service—Investor Class (See Note 3)	179,264
Distribution/Service—Class B (See Note 3)	288,479
Distribution/Service—Class C (See Note 3)	206,791
Distribution/Service—Class R3 (See Note 3)	3,886
Transfer agent (See Note 3)	645,116
Registration	136,768
Shareholder communication	74,745
Professional fees	66,166
Custodian	21,061
Trustees	9,104
Shareholder service (See Note 3)	777
Miscellaneous	19,556

Total expenses before waiver/reimbursement	2,248,450
Expense waiver/reimbursement from Manager (See Note 3)	(203,491)

Net expenses	2,044,959

Net investment income (loss)	3,409,283

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(1,041,447)
Realized capital gain distributions from affiliated investment companies	20,241,735

Net realized gain (loss) on investments from affiliated investment companies	19,200,288

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	7,742,000

Net realized and unrealized gain (loss) on investments	26,942,288

Net increase (decrease) in net assets resulting from operations	$30,351,571

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	61

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,409,283	$2,123,438
Net realized gain (loss) on investments and investments from affiliated investment companies	19,200,288	38,876,811
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	7,742,000	(53,245,594)

Net increase (decrease) in net assets resulting from operations	30,351,571	(12,245,345)

Distributions to shareholders:
Class A	(23,980,405)	(13,642,693)
Investor Class	(6,830,497)	(3,523,721)
Class B	(2,920,089)	(1,944,028)
Class C	(2,209,986)	(1,341,502)
Class I	(630,436)	(347,716)
Class R3	(55,710)	(14,833)

Total distributions to shareholders	(36,627,123)	(20,814,493)

Capital share transactions:
Net proceeds from sale of shares	148,996,627	53,089,773
Net asset value of shares issued in connection with the acquisition of MainStay Retirement 2060 Fund	1,894,586	—
Net asset value of shares issued to shareholders in reinvestment of distributions	36,420,849	20,612,703
Cost of shares redeemed	(172,814,310)	(67,995,156)

Increase (decrease) in net assets derived from capital share transactions	14,497,752	5,707,320

Net increase (decrease) in net assets	8,222,200	(27,352,518)

Net Assets
Beginning of year	366,029,252	393,381,770

End of year	$374,251,452	$366,029,252

62	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019	2018	2017	2016	2015

Net asset value at beginning of year	$15.60	$17.01	$14.37	$15.36	$16.01

Net investment income (loss) (a)	0.15	0.12	0.12	0.10	0.14

Net realized and unrealized gain (loss) on investments	0.93	(0.59)	3.08	(0.28)	(0.08)

Total from investment operations	1.08	(0.47)	3.20	(0.18)	0.06

Less dividends and distributions:

From net investment income	(0.18)	(0.36)	(0.13)	(0.15)	(0.26)

From net realized gain on investments	(1.40)	(0.58)	(0.43)	(0.66)	(0.45)

Total dividends and distributions	(1.58)	(0.94)	(0.56)	(0.81)	(0.71)

Net asset value at end of year	$15.10	$15.60	$17.01	$14.37	$15.36

Total investment return (b)	8.72%	(3.15%)	22.91%	(1.07%)	0.36%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.06%	0.69%	0.73%	0.73%	0.89%

Net expenses (c)	0.43%	0.38%	0.40%	0.41%	0.40%

Portfolio turnover rate	35%	48%	30%	25%	32%

Net assets at end of year (in 000’s)	$248,068	$236,201	$242,172	$128,723	$133,089

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Investor Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$15.58	$16.98	$14.34	$15.33	$15.98

Net investment income (loss) (a)	0.13	0.09	0.09	0.08	0.12

Net realized and unrealized gain (loss) on investments	0.93	(0.59)	3.09	(0.28)	(0.09)

Total from investment operations	1.06	(0.50)	3.18	(0.20)	0.03

Less dividends and distributions:

From net investment income	(0.16)	(0.32)	(0.11)	(0.13)	(0.23)

From net realized gain on investments	(1.40)	(0.58)	(0.43)	(0.66)	(0.45)

Total dividends and distributions	(1.56)	(0.90)	(0.54)	(0.79)	(0.68)

Net asset value at end of year	$15.08	$15.58	$16.98	$14.34	$15.33

Total investment return (b)	8.52%	(3.34%)	22.80%	(1.23%)	0.19%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.89%	0.56%	0.61%	0.57%	0.75%

Net expenses (c)	0.55%	0.55%	0.55%	0.55%	0.55%

Expenses (before waiver/reimbursement) (c)	0.72%	0.64%	0.59%	0.60%	0.57%

Portfolio turnover rate	35%	48%	30%	25%	32%

Net assets at end of year (in 000’s)	$75,913	$66,924	$71,378	$123,415	$119,362

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	63

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2019	2018	2017	2016	2015

Net asset value at beginning of year	$15.13	$16.51	$13.96	$14.92	$15.57

Net investment income (loss) (a)	0.04	(0.02)	(0.01)	(0.02)	0.01

Net realized and unrealized gain (loss) on investments	0.89	(0.60)	2.99	(0.27)	(0.10)

Total from investment operations	0.93	(0.62)	2.98	(0.29)	(0.09)

Less dividends and distributions:

From net investment income	(0.02)	(0.18)	(0.00)‡	(0.01)	(0.11)

From net realized gain on investments	(1.40)	(0.58)	(0.43)	(0.66)	(0.45)

Total dividends and distributions	(1.42)	(0.76)	(0.43)	(0.67)	(0.56)

Net asset value at end of year	$14.64	$15.13	$16.51	$13.96	$14.92

Total investment return (b)	7.73%	(4.09%)	21.85%	(1.88%)	(0.57%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.28%	(0.13%)	(0.05%)	(0.13%)	0.05%

Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.30%

Expenses (before waiver/reimbursement) (c)	1.47%	1.39%	1.35%	1.35%	1.32%

Portfolio turnover rate	35%	48%	30%	25%	32%

Net assets at end of year (in 000’s)	$25,905	$32,586	$43,643	$45,733	$53,265

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class C	2019	2018	2017	2016	2015

Net asset value at beginning of year	$15.15	$16.53	$13.97	$14.94	$15.59

Net investment income (loss) (a)	0.05	(0.03)	(0.02)	(0.02)	(0.01)

Net realized and unrealized gain (loss) on investments	0.88	(0.59)	3.01	(0.28)	(0.08)

Total from investment operations	0.93	(0.62)	2.99	(0.30)	(0.09)

Less dividends and distributions:

From net investment income	(0.02)	(0.18)	(0.00)‡	(0.01)	(0.11)

From net realized gain on investments	(1.40)	(0.58)	(0.43)	(0.66)	(0.45)

Total dividends and distributions	(1.42)	(0.76)	(0.43)	(0.67)	(0.56)

Net asset value at end of year	$14.66	$15.15	$16.53	$13.97	$14.94

Total investment return (b)	7.72%	(4.08%)	21.90%	(2.02%)	(0.51%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.33%	(0.16%)	(0.15%)	(0.16%)	(0.04%)

Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.30%

Expenses (before waiver/reimbursement) (c)	1.47%	1.39%	1.35%	1.35%	1.32%

Portfolio turnover rate	35%	48%	30%	25%	32%

Net assets at end of year (in 000’s)	$18,411	$23,998	$29,233	$24,268	$25,841

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

64	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019	2018	2017	2016	2015

Net asset value at beginning of year	$15.86	$17.29	$14.59	$15.58	$16.23

Net investment income (loss) (a)	0.21	0.16	0.15	0.13	0.18

Net realized and unrealized gain (loss) on investments	0.93	(0.61)	3.15	(0.27)	(0.08)

Total from investment operations	1.14	(0.45)	3.30	(0.14)	0.10

Less dividends and distributions:

From net investment income	(0.23)	(0.40)	(0.17)	(0.19)	(0.30)

From net realized gain on investments	(1.40)	(0.58)	(0.43)	(0.66)	(0.45)

Total dividends and distributions	(1.63)	(0.98)	(0.60)	(0.85)	(0.75)

Net asset value at end of year	$15.37	$15.86	$17.29	$14.59	$15.58

Total investment return (b)	8.97%	(2.98%)	23.27%	(0.79%)	0.60%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.40%	0.96%	0.95%	0.94%	1.11%

Net expenses (c)	0.16%	0.13%	0.15%	0.16%	0.15%

Portfolio turnover rate	35%	48%	30%	25%	32%

Net assets at end of year (in 000’s)	$4,894	$5,915	$6,751	$4,593	$3,970

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,			February 29, 2016^ through October 31,

Class R3	2019	2018	2017	2016

Net asset value at beginning of period	$15.51	$16.96	$14.34	$12.94

Net investment income (loss) (a)	0.06	0.00 ‡	0.01	(0.03)

Net realized and unrealized gain (loss) on investments	0.97	(0.53)	3.13	1.43

Total from investment operations	1.03	(0.53)	3.14	1.40

Less dividends and distributions:

From net investment income	(0.14)	(0.34)	(0.09)	—

From net realized gain on investments	(1.40)	(0.58)	(0.43)	—

Total dividends and distributions	(1.54)	(0.92)	(0.52)	—

Net asset value at end of period	$15.00	$15.51	$16.96	$14.34

Total investment return (b)	8.34%	(3.51%)	22.46%	10.82%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.40%	0.01%	0.06%	(0.29	%)††

Net expenses (c)	0.77%	0.73%	0.73%	0.75	% ††

Expenses (before reimbursement/waiver) (c)	0.77%	0.73%	0.73%	0.76	% ††

Portfolio turnover rate	35%	48%	30%	25%

Net assets at end of period (in 000’s)	$1,060	$405	$204	$28

^	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	65

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund (collectively referred to as the “Allocation Funds” and each individually referred to as an “Allocation Fund”). Each is a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Effective June 14, 2019, the Allocation Funds acquired the assets and liabilities of MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund (the “Retirement Funds”), which were separate series of the Trust, in exchange for shares of the Allocation Funds, followed by the complete liquidation of the Retirement Funds (the “Reorganization”). The Reorganization was approved by the Board of Trustees of the Trust (the “Board”) and shareholders pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”). See Note 10 for additional information.

The Allocation Funds each currently have eight classes of shares registered for sale. Class A, Class B, Class C and Class I shares commenced operations on April 4, 2005. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Class R1 and Class R2 shares were registered for sale effective as of February 28, 2019. Class R2 shares commenced operations on June 14, 2019 for MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund and MainStay Moderate Growth Allocation Fund. Class R1 shares commenced operations on June 14, 2019 for MainStay Moderate Growth Allocation Fund. As of October 31, 2019, Class R2 shares for MainStay Growth Allocation Fund were not yet offered for sale. As of October 31, 2019, Class R1 shares were not yet offered for sale for MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund and MainStay Growth Allocation Fund.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective Allocation Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Allocation Funds’ prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of an Allocation Fund may be converted to one or more other share classes of the Allocation Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The investment objective for each of the Allocation Funds is as follows:

The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.

The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Moderate Growth Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Growth Allocation Fund seeks long-term growth of capital.

The Allocation Funds are “funds-of-funds,” meaning that they seek to achieve their investment objectives by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates (the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Allocation Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the

66	MainStay Asset Allocation Funds

Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of each Allocation Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Funds’ assets and liabilities) rests with New York Life Investments.

To assess the appropriateness of security valuations, the Manager or the Allocation Funds’ third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price an Allocation Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Funds. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Allocation Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of each Allocation Fund’s assets and liabilities is included at the end of each Allocation Fund’s Portfolio of Investments.

Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day. Investments in ETFs are valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities, including shares of ETFs, are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Underlying Fund’s manager, in consultation with the Underlying Fund’s subadvisor(s), if any.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  Each Allocation Fund is treated as a separate entity for federal income tax purposes. The Allocation Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each Allocation Fund’s tax positions to determine if the tax positions taken meet the minimum recognition

67

Notes to Financial Statements (continued)

threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Funds’ financial statements. The Allocation Funds’ federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund each intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. The MainStay Conservative Allocation Fund intends to declare and dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Allocation Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Funds, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.

In addition, the Allocation Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Allocation Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Fund may vary. Shares of the Underlying Funds are subject to management fees and other fees that may cause the costs of investing in Underlying Funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of the Underlying Funds are not included in the amounts shown in each Allocation Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Allocation Funds may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Allocation Funds may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Allocation Fund to the counterparty secured by the securities transferred to the respective Allocation Fund.

Repurchase agreements are subject to counterparty risk, meaning an Allocation Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Allocation Funds mitigate this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Allocation Funds’ custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Allocation Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the respective Allocation Fund. As of October 31, 2019, the Allocation Funds did not hold any repurchase agreements.

(H)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Allocation Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life

68	MainStay Asset Allocation Funds

Insurance Company (“New York Life”), serves as the Allocation Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds. The Allocation Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Allocation Funds.

The Allocation Funds do not pay any fees to the Manager in return for the services performed. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Funds in which the Allocation Funds invest.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets for each class:

Fund	Class A	Investor Class	Class B	Class C	Class I	Class R1	Class R2	Class R3
MainStay Conservative Allocation Fund	0.50%	0.55%	1.30%	1.30%	0.25%	0.35%	0.60%	0.85%
MainStay Moderate Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.35	0.60	0.85
MainStay Moderate Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.35	0.60	0.85
MainStay Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.35	0.60	0.85

This agreement will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2019, New York Life Investments waived its fees and/or reimbursed expenses of the Allocation Funds as follows:

Fund	Total
MainStay Conservative Allocation Fund	$46,046
MainStay Moderate Allocation Fund	160,756
MainStay Moderate Growth Allocation Fund	269,248
MainStay Growth Allocation Fund	203,491

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds’ administrative operations. For providing these services to the Allocation Funds, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Funds. The Allocation Funds will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Funds.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Allocation Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

69

Notes to Financial Statements (continued)

During the year ended October 31, 2019, shareholder service fees incurred by the Allocation Funds were as follows:

MainStay Conservative Allocation Fund

Class R2	$37
Class R3	587

MainStay Moderate Allocation Fund

Class R2	$57
Class R3	632

MainStay Moderate Growth Allocation Fund

Class R1	$9

Class R2	51
Class R3	733

MainStay Growth Allocation Fund
Class R3	$777

(C)  Sales Charges.  During the year ended October 31, 2019, the Allocation Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were as follows:

MainStay Conservative Allocation Fund

Class A	$80,602
Investor Class	51,987

MainStay Moderate Allocation Fund

Class A	$129,900
Investor Class	135,063

MainStay Moderate Growth Allocation Fund

Class A	$138,261
Investor Class	154,015

MainStay Growth Allocation Fund

Class A	$72,605
Investor Class	99,992

During the year ended October 31, 2019, the Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares as follows:

MainStay Conservative Allocation Fund

Class A	$468
Class B	17,660
Class C	3,232

MainStay Moderate Allocation Fund

Class A	$1,441
Investor Class	1
Class B	48,282
Class C	5,530

MainStay Moderate Growth Allocation Fund

Class A	$3,097

Class B	48,672

Class C	3,588

MainStay Growth Allocation Fund

Class A	$10,786
Class B	27,834
Class C	5,189

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Allocation Funds were as follows:

MainStay Conservative Allocation Fund

Class A	$164,720
Investor Class	110,249
Class B	52,061
Class C	132,682
Class I	4,347
Class R2	20
Class R3	312

MainStay Moderate Allocation Fund

Class A	$271,456
Investor Class	310,785
Class B	148,349
Class C	161,916
Class I	6,404
Class R2	30
Class R3	339

MainStay Moderate Growth Allocation Fund

Class A	$324,359
Investor Class	452,990
Class B	178,827
Class C	150,990
Class I	5,823
Class R1	6
Class R2	33
Class R3	476

70	MainStay Asset Allocation Funds

MainStay Growth Allocation Fund

Class A	$180,479
Investor Class	271,841
Class B	109,397
Class C	78,443
Class I	4,370
Class R3	586

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Allocation Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

MainStay Conservative Allocation Fund

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Acquisitions Through Merger	Proceeds from Sales	Net Realized Gain/(Loss) on Sales		Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income		Other Distributions	Shares End of Year

IQ 50 Percent Hedged FTSE International ETF	$21,388	$5,289	$794	$(19,029)	$(102)		$990	$9,330	$356		$—	447
IQ 500 International ETF	—	4,028	282	(3,153)	(17)		36	1,176	22		—	43
IQ Chaikin U.S. Large Cap ETF	22,539	17,590	1,233	(32,850)	(608)		1,398	9,302	261		—	367
IQ Chaikin U.S. Small Cap ETF	17,539	2,357	1,643	(7,135)	(789)		1,621	15,236	237		—	583
IQ Enhanced Core Bond U.S. ETF	7,208	6,651	1,502	(10,460)	(23)		644	5,522	295		—	285
IQ Global Resources ETF	3,761	8	511	(211)	(6)		(30)	4,033	27		—	153
IQ S&P High Yield Low Volatility Bond ETF	5,949	26	217	(838)	(55)		371	5,670	249		—	223
MainStay Absolute Return Multi-Strategy Fund Class I	9,167	—	—	(9,137)	(585)		555	—	—		—	—
MainStay Candriam Emerging Markets Equity Fund Class R6	8,800	1,229	771	(6,459)	(1,260)		2,227	5,308	78		—	590
MainStay Cushing MLP Premier Fund Class I	2,596	361	—	(3,198)	389		(148)	—	(120	)*	—	—
MainStay Cushing Renaissance Advantage Fund Class I	7,448	1,786	—	(9,058)	732		(908)	—	(151	)*	—	—
MainStay Epoch Capital Growth Fund Class I	3,669	288	42	(262)	21		313	4,071	34		241	308
MainStay Epoch Global Choice Fund Class I (b)	8,548	1,053	—	(8,339)	332		(1,594)	—	94		957	—
MainStay Epoch International Choice Fund Class I	9,746	310	717	(4,130)	(319)		660	6,984	176		—	196
MainStay Epoch U.S. All Cap Fund Class R6	8,916	2,097	957	(1,707)	(13)		750	11,000	62		623	376
MainStay Epoch U.S. Equity Yield Fund Class R6	11,874	1,919	1,239	(2,173)	3		1,123	13,985	323		333	811
MainStay Floating Rate Fund Class I	21,448	1,876	—	(22,281)	(3)		(1,040)	—	351		—	—
MainStay Floating Rate Fund Class R6	—	26,287	967	(3,377)	(60)		485	24,302	853		—	2,691
MainStay Indexed Bond Fund Class I	140,227	35,180	9,398	(53,198)	(1,845)		11,783	141,545	3,552		—	12,962
MainStay Large Cap Growth Fund Class R6	2,112	9,929	1,058	(1,910)	40		1,595	12,824	—		357	1,212
MainStay MacKay Common Stock Fund Class I	23	6,929	388	(525)	7		422	7,244	0	(a)	2	289
MainStay MacKay Convertible Fund Class I	5,252	319	573	(847)	(23)		211	5,485	64		254	307
MainStay MacKay Emerging Markets Equity Fund Class R6	8,757	1,917	769	(6,091)	(110)		87	5,329	179		495	593
MainStay MacKay Growth Fund Class I	5,041	7,119	1,051	(1,598)	33		754	12,400	21		442	335
MainStay MacKay High Yield Corporate Bond Fund Class R6	8,355	427	277	(9,257)	1,086		(888)	—	360		—	—
MainStay MacKay High Yield Municipal Bond Fund Class I	7,060	295	848	(511)	(5)		367	8,054	288		3	620
MainStay MacKay Infrastructure Bond Fund Class I (c)	—	6,168	—	(8)	(0	)(a)	(13)	6,147	26		—	704
MainStay MacKay International Equity Fund Class I	—	8	—	(8)	—		—	—	0	(a)	—	—
MainStay MacKay International Equity Fund Class R6	—	40	83	—	—		9	132	—		—	8
MainStay MacKay International Opportunities Fund Class I	10,197	946	186	(5,707)	(1,492)		935	5,065	577		—	647
MainStay MacKay S&P 500 Index Fund Class I	1,775	211	207	(155)	(11)		50	2,077	32		179	41
MainStay MacKay Short Duration High Yield Fund Class I	9,341	24,953	1,967	(313)	(6)		47	35,989	893		—	3,657
MainStay MacKay Short Term Municipal Fund Class I	5,399	2,053	742	(3,846)	25		38	4,411	107		—	458
MainStay MacKay Small Cap Core Fund Class I (d)	19,029	5,235	1,032	(7,565)	(425)		(1,942)	15,364	84		2,569	604
MainStay MacKay Total Return Bond Fund Class R6	1,644	31,373	2,102	(2,649)	37		1,722	34,229	693		—	3,137
MainStay MacKay U.S. Equity Opportunities Fund Class I	11,469	2,699	—	(3,456)	223		(1,151)	9,784	96		1,523	1,130
MainStay MacKay Unconstrained Bond Fund Class R6	10,244	253	—	(6,590)	(161)		221	3,967	249		—	453
MainStay MAP Equity Fund Class I	10,061	6,246	1,262	(3,072)	6		744	15,247	92		920	349
MainStay U.S. Government Liquidity Fund	—	86,764	—	(76,648)	—		—	10,116	227		—	10,116

	$426,582	$302,219	$32,818	$(327,751)	$(4,984)		$22,444	$451,328	$10,687		$8,898

71

Notes to Financial Statements (continued)

MainStay Moderate Allocation Fund

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Acquisitions Through Merger	Proceeds from Sales	Net Realized Gain/(Loss) on Sales		Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income		Other Distributions	Shares End of Year

IQ 50 Percent Hedged FTSE International ETF	$34,327	$5,839	$1,441	$(27,622)	$(623)		$2,184	$15,546	$668		$—	745
IQ 500 International ETF	—	6,724	551	(5,459)	46		20	1,882	42		—	68
IQ Chaikin U.S. Large Cap ETF	40,160	35,193	2,560	(51,879)	(1,287)		3,288	28,035	646		—	1,105
IQ Chaikin U.S. Small Cap ETF	22,788	2,117	2,125	(4,666)	(688)		1,733	23,409	318		—	895
IQ Enhanced Core Bond U.S. ETF	2,890	22,244	1,612	(15,598)	490		589	12,227	490		—	630
IQ Global Resources ETF	9,189	16	1,111	(227)	(5)		(86)	9,998	67		—	378
IQ S&P High Yield Low Volatility Bond ETF	2,503	71	239	(62)	(3)		159	2,907	118		—	115
MainStay Absolute Return Multi-Strategy Fund Class I	9,026	—	—	(8,997)	(579)		550	—	—		—	—
MainStay Candriam Emerging Markets Equity Fund Class R6	17,753	2,165	1,417	(8,288)	(1,597)		3,746	15,196	156		—	1,688
MainStay Cushing MLP Premier Fund Class I	4,691	209	—	(5,276)	(127)		503	—	(168	)*	—	—
MainStay Cushing Renaissance Advantage Fund Class I	9,407	5,010	—	(14,361)	1,230		(1,286)	—	(71	)*	—	—
MainStay Epoch Capital Growth Fund Class I	5,989	476	—	(86)	7		564	6,950	55		394	525
MainStay Epoch Global Choice Fund Class I (b)	13,985	2,164	—	(13,689)	1,802		(4,262)	—	176		1,799	—
MainStay Epoch International Choice Fund Class I	27,403	956	1,976	(7,834)	(571)		1,903	23,833	491		—	670
MainStay Epoch U.S. All Cap Fund Class R6	30,807	3,780	2,406	(4,325)	42		2,278	34,988	212		2,145	1,197
MainStay Epoch U.S. Equity Yield Fund Class R6	40,299	3,354	3,355	(3,193)	(12)		3,869	47,672	1,119		1,163	2,764
MainStay Floating Rate Fund Class I	17,454	3,090	—	(19,122)	(1)		(1,421)	—	293		—	—
MainStay Floating Rate Fund Class R6	—	25,092	1,089	(5,352)	(39)		931	21,721	787		—	2,405
MainStay Indexed Bond Fund Class I	82,522	45,752	5,426	(29,061)	(141)		6,464	110,962	2,340		—	10,161
MainStay Large Cap Growth Fund Class R6	6,906	29,687	2,342	(3,566)	36		4,275	39,680	—		1,168	3,750
MainStay MacKay Common Stock Fund Class I	8,751	11,291	1,476	(1,524)	(91)		472	20,375	85		809	813
MainStay MacKay Convertible Fund Class I	8,200	524	723	(262)	(2)		411	9,594	109		397	537
MainStay MacKay Emerging Markets Equity Fund Class R6	17,701	3,704	1,397	(7,697)	(485)		575	15,195	362		997	1,690
MainStay MacKay Growth Fund Class I	15,068	20,293	2,354	(2,699)	33		2,172	37,221	65		1,331	1,006
MainStay MacKay High Yield Corporate Bond Fund Class R6	3,203	284	250	(3,825)	636		(548)	—	149		—	—
MainStay MacKay High Yield Municipal Bond Fund Class I	11,080	617	1,029	(497)	(2)		589	12,816	463		5	987
MainStay MacKay Infrastructure Bond Fund Class I (c)	—	12,678	—	(6)	(0	)(a)	(36)	12,636	59		—	1,447
MainStay MacKay International Equity Fund Class I	2,390	84	—	(2,341)	(2)		(131)	—	1		24	—
MainStay MacKay International Equity Fund Class R6	—	2,350	423	(13)	(1)		433	3,192	—		—	185
MainStay MacKay International Opportunities Fund Class I	28,135	2,486	307	(12,224)	(2,972)		1,774	17,506	1,583		—	2,236
MainStay MacKay S&P 500 Index Fund Class I	1,786	214	521	(65)	(2)		63	2,517	32		181	50
MainStay MacKay Short Duration High Yield Fund Class I	15,120	34,976	2,145	(1,109)	(22)		113	51,223	1,400		—	5,206
MainStay MacKay Short Term Municipal Fund Class I	8,732	9,916	804	(12,203)	56		67	7,372	181		—	766
MainStay MacKay Small Cap Core Fund Class I (d)	40,175	8,816	1,496	(21,952)	(2,303)		(2,642)	23,590	180		5,531	927
MainStay MacKay Total Return Bond Fund Class R6	51,940	11,132	3,583	(9,644)	(152)		4,087	60,946	1,496		—	5,586
MainStay MacKay U.S. Equity Opportunities Fund Class I	37,233	7,546	34	(17,912)	610		(5,205)	22,306	316		5,046	2,576
MainStay MacKay Unconstrained Bond Fund Class R6	20,082	644	803	(12,859)	(347)		498	8,821	531		—	1,008
MainStay MAP Equity Fund Class I	35,707	7,172	1,926	(5,915)	80		1,499	40,469	324		3,244	926
MainStay U.S. Government Liquidity Fund	3,169	137,704	—	(125,523)	—		—	15,350	412		—	15,350

	$686,571	$466,370	$46,921	$(466,933)	$(6,986)		$30,192	$756,135	$15,487		$24,234

72	MainStay Asset Allocation Funds

MainStay Moderate Growth Allocation Fund

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Acquisitions Through Merger	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income		Other Distributions	Shares End of Year

IQ 50 Percent Hedged FTSE International ETF	$35,548	$3,415	$1,623	$(26,244)	$(1,133)	$2,658	$15,867	$715		$—	760
IQ 500 International ETF	—	14,590	937	(7,279)	56	295	8,599	77		—	311
IQ Chaikin U.S. Large Cap ETF	45,919	35,939	4,051	(52,481)	(1,651)	3,918	35,695	768		—	1,407
IQ Chaikin U.S. Small Cap ETF	44,662	1,451	5,083	(12,595)	(1,352)	2,996	40,245	620		—	1,539
IQ Enhanced Core Bond U.S. ETF	—	21	57	(56)	1	0 (a)	23	1		—	1
IQ Enhanced Core Plus Bond U.S. ETF	174	6,289	582	(4,709)	155	107	2,598	148		—	132
IQ Global Resources ETF	12,781	67	1,324	(546)	(24)	(108)	13,494	92		—	511
IQ S&P High Yield Low Volatility Bond ETF	2,352	58	142	(168)	(8)	148	2,524	106		—	99
MainStay Absolute Return Multi-Strategy Fund Class I	3,427	—	—	(3,416)	(211)	200	—	—		—	—
MainStay Candriam Emerging Markets Equity Fund Class R6	22,150	2,238	2,226	(10,385)	(1,988)	4,657	18,898	191		—	2,100
MainStay Cushing MLP Premier Fund Class I	4,508	322	—	(5,162)	(270)	602	—	(150	)*	—	—
MainStay Cushing Renaissance Advantage Fund Class I	10,564	3,058	253	(13,502)	1,138	(1,511)	—	(151	)*	—	—
MainStay Epoch Capital Growth Fund Class I	6,163	493	386	(68)	(2)	614	7,586	57		405	573
MainStay Epoch Global Choice Fund Class I (b)	14,438	1,915	—	(14,054)	1,975	(4,274)	—	171		1,745	—
MainStay Epoch International Choice Fund Class I	39,659	1,067	3,339	(12,156)	(408)	2,236	33,737	713		—	948
MainStay Epoch U.S. All Cap Fund Class R6	37,388	6,017	3,754	(3,962)	(126)	3,031	46,102	276		2,784	1,577
MainStay Epoch U.S. Equity Yield Fund Class R6	54,858	3,847	4,864	(2,871)	35	5,214	65,947	1,537		1,597	3,823
MainStay Floating Rate Fund Class I	14,586	3,942	—	(17,093)	(3)	(1,432)	—	243		—	—
MainStay Floating Rate Fund Class R6	—	27,428	775	(4,067)	(26)	931	25,041	799		—	2,773
MainStay Indexed Bond Fund Class I	—	16,232	59	(563)	5	103	15,836	97		—	1,450
MainStay Large Cap Growth Fund Class R6	6,855	44,023	3,434	(3,849)	70	5,129	55,662	—		1,166	5,261
MainStay MacKay Common Stock Fund Class I	13,285	6,088	2,764	(443)	(71)	(307)	21,316	160		1,529	851
MainStay MacKay Convertible Fund Class I	8,927	577	1,483	(534)	(1)	448	10,900	119		427	611
MainStay MacKay Emerging Markets Equity Fund Class R6	22,067	3,751	2,196	(9,141)	(649)	761	18,985	438		1,208	2,112
MainStay MacKay Growth Fund Class I	19,123	23,573	3,894	(2,853)	94	2,396	46,227	81		1,667	1,249
MainStay MacKay High Yield Corporate Bond Fund Class R6	2,420	206	281	(2,976)	244	(175)	—	107		—	—
MainStay MacKay High Yield Municipal Bond Fund Class I	11,288	1,647	1,860	(2,973)	(4	580	12,398	454		5	955
MainStay MacKay Infrastructure Bond Fund Class I (c)	—	12,917	—	(344)	4	(36)	12,541	59		—	1,437
MainStay MacKay International Equity Fund Class I	6,654	134	—	(4,517)	(2)	(2,269)	—	4		66	—
MainStay MacKay International Equity Fund Class R6	—	4,675	2,022	(193)	24	3,125	9,653	—		—	559
MainStay MacKay International Opportunities Fund Class I	40,741	3,029	1,072	(17,234)	(3,729)	2,132	26,011	2,282		—	3,322
MainStay MacKay S&P 500 Index Fund Class I	3,382	405	983	(65)	4	119	4,828	61		344	96
MainStay MacKay Short Duration High Yield Fund Class I	15,114	39,441	2,433	(5,343)	(112)	201	51,734	1,424		—	5,258
MainStay MacKay Short Term Municipal Fund Class I	8,857	7,938	1,852	(11,366)	58	64	7,403	187		—	770
MainStay MacKay Small Cap Core Fund Class I (d)	75,785	13,952	4,456	(35,334)	(1,363)	(8,868)	48,628	338		10,392	1,911
MainStay MacKay Total Return Bond Fund Class R6	7,265	13,772	650	(5,686)	(33)	705	16,673	279		—	1,528
MainStay MacKay U.S. Equity Opportunities Fund Class I	43,610	6,293	81	(18,300)	2,555	(6,165)	28,074	337		5,379	3,242
MainStay MacKay Unconstrained Bond Fund Class R6	20,548	498	366	(13,902)	(557)	669	7,622	493		—	871
MainStay MAP Equity Fund Class I	45,609	5,283	5,095	(5,120)	245	1,759	52,871	410		4,098	1,210
MainStay U.S. Government Liquidity Fund	5,555	129,494	—	(119,436)	—	—	15,613	411		—	15,613

	$706,262	$446,085	$64,377	$(450,986)	$(7,060)	$20,653	$779,331	$13,954		$32,812

73

Notes to Financial Statements (continued)

MainStay Growth Allocation Fund

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost		Acquisitions Through Merger		Proceeds from Sales		Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income		Other Distributions	Shares End of Year

IQ 50 Percent Hedged FTSE International ETF	$19,949	$808		$49		$(13,974)		$(1,004)	$1,677	$7,505	$382		$—	360
IQ 500 International ETF	—	18,048		46		(4,405)		24	604	14,317	209		—	518
IQ Chaikin U.S. Large Cap ETF	21,436	8,354		155		(6,592)		(296)	1,561	24,618	491		—	970
IQ Chaikin U.S. Small Cap ETF	30,238	1,008		143		(11,294)		(1,335)	2,109	20,869	368		—	798
IQ Global Resources ETF	7,544	77		36		(2,102)		13	(45)	5,523	55		—	209
MainStay Candriam Emerging Markets Equity Fund Class R6	13,940	428		72		(6,264)		(1,204)	2,716	9,688	111		—	1,076
MainStay Cushing MLP Premier Fund Class I	2,768	129		—		(3,054)		(211)	368	—	(104	)*	—	—
MainStay Cushing Renaissance Advantage Fund Class I	9,116	385		—		(8,839)		244	(906)	—	(202	)*	—	—
MainStay Epoch Capital Growth Fund Class I	3,235	385		—		(246)		2	303	3,679	30		212	278
MainStay Epoch Global Choice Fund Class I (b)	7,578	820		—		(7,416)		1,163	(2,145)	—	73		748	—
MainStay Epoch International Choice Fund Class I	23,563	798		115		(7,578)		208	832	17,938	419		—	504
MainStay Epoch U.S. All Cap Fund Class R6	28,938	2,340		162		(2,735)		(186)	2,152	30,671	199		2,006	1,049
MainStay Epoch U.S. Equity Yield Fund Class R6	32,680	2,380		144		(3,867)		65	2,828	34,230	860		950	1,984
MainStay Indexed Bond Fund Class I	—	0	(a)	1		(1)		0 (a)	—	—	0	(a)	—	—
MainStay Large Cap Growth Fund Class R6	5,694	32,952		157		(6,228)		(241)	3,400	35,734	—		965	3,378
MainStay MacKay Common Stock Fund Class I	7,384	8,692		126		(16)		(2)	(91)	16,093	97		922	642
MainStay MacKay Convertible Fund Class I	—	—		0	(a)	(0	)(a)	0 (a)	—	—	—		—	—
MainStay MacKay Emerging Markets Equity Fund Class R6	13,955	1,311		71		(5,695)		(217)	282	9,707	256		705	1,080
MainStay MacKay Growth Fund Class I	14,221	19,544		129		(1,857)		14	1,777	33,828	61		1,255	914
MainStay MacKay High Yield Municipal Bond Fund Class I	—	0	(a)	1		(1)		0 (a)	—	—	0	(a)	—	—
MainStay MacKay International Equity Fund Class I	4,373	82		—		(3,354)		(9)	(1,092)	—	2		43	—
MainStay MacKay International Equity Fund Class R6	—	7,241		32		(196)		(16)	1,742	8,803	—		—	509
MainStay MacKay International Opportunities Fund Class I	24,082	2,068		61		(11,491)		(1,106)	106	13,720	1,350		—	1,752
MainStay MacKay S&P 500 Index Fund Class I	1,587	190		94		(867)		234	(227)	1,011	29		161	20
MainStay MacKay Short Duration High Yield Fund Class I	—	0	(a)	1		(1)		0 (a)	—	—	0	(a)	—	—
MainStay MacKay Short Term Municipal Fund Class I	—	0	(a)	0	(a)	(0	)(a)	0 (a)	—	—	0	(a)	—	—
MainStay MacKay Small Cap Core Fund Class I (d)	37,879	10,203		120		(17,791)		1,238	(6,469)	25,180	184		5,667	990
MainStay MacKay Total Return Bond Fund Class R6	—	0	(a)	11		(11)		1	(1)	—	0	(a)	—	—
MainStay MacKay U.S. Equity Opportunities Fund Class I	28,306	7,938		4		(17,973)		1,527	(4,819)	14,983	255		4,062	1,730
MainStay MAP Equity Fund Class I	28,328	4,504		125		(1,892)		53	1,080	32,198	254		2,546	737
MainStay U.S. Government Liquidity Fund	—	37,646		—		(23,100)		—	—	14,546	75		—	14,546

	$366,794	$168,331		$1,855		$(168,840)		$(1,041)	$7,742	$374,841	$5,454		$20,242

(a)	Less than $500.

(b)	Reorganized into the MainStay Epoch Capital Growth Fund Class I on February 28, 2019.

(c)	Prior to June 21, 2019, known as MainStay MacKay Government Fund Class I.

(d)	Prior to April 1, 2019, known as MainStay Epoch U.S. Small Cap Fund Class I.

*	Return of capital exceeded dividend distribution.

74	MainStay Asset Allocation Funds

(G)  Capital.  As of October 31, 2019, New York Life and its affiliates beneficially held shares of the Allocation Funds with the values and percentages of net assets as follows:

MainStay Conservative Allocation Fund

Class R3	$31,029	4.2%

MainStay Moderate Allocation Fund

Class R3	$32,818	3.3%

MainStay Moderate Growth Allocation Fund

Class R3	$34,166	2.7%

MainStay Growth Allocation Fund

Class R3	$35,468	3.3%

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of each Allocation Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

MainStay Conservative Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$420,528,150	$30,877,684	$(77,828)	$30,799,856

MainStay Moderate Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$678,866,969	$78,261,296	$(993,120)	$77,268,176

MainStay Moderate Growth Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$678,611,582	$101,973,195	$(1,254,136)	$100,719,059

MainStay Growth Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$321,972,423	$54,179,855	$(1,311,156)	$52,868,699

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Fund	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

MainStay Conservative Allocation Fund	$1,064,532	$1,862,849	$—	$30,799,856	$33,727,237
MainStay Moderate Allocation Fund	6,512,155	14,572,248	—	77,268,176	98,352,579
MainStay Moderate Growth Allocation Fund	3,867,015	20,039,961	—	100,719,059	124,626,035
MainStay Growth Allocation Fund	2,473,006	13,228,557	—	52,868,699	68,570,262

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2019 were not affected.

Fund	Total distributable earnings (loss)	Additional Paid-In Capital

MainStay Conservative Allocation Fund	$(558,907)	$558,907
MainStay Moderate Allocation Fund	(748,062)	748,062
MainStay Moderate Growth Allocation Fund	(1,550,778)	1,550,778
MainStay Growth Allocation Fund	(27,555)	27,555

The reclassifications for the Funds are primarily due to merger-related tax adjustments

75

Notes to Financial Statements (continued)

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2019			2018
Fund	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total

MainStay Conservative Allocation Fund	$11,056,946	$12,356,699	$23,413,645	$10,167,558	$7,602,518	$17,770,076
MainStay Moderate Allocation Fund	14,428,859	31,086,820	45,515,679	17,185,596	20,436,253	37,621,849
MainStay Moderate Growth Allocation Fund	13,491,308	49,566,477	63,057,785	18,421,827	18,192,845	36,614,672
MainStay Growth Allocation Fund	4,341,921	32,285,202	36,627,123	9,244,284	11,570,209	20,814,493

Note 5–Custodian

State Street is the custodian of cash and securities held by the Allocation Funds. Custodial fees are charged to each Allocation Fund based on the Allocation Funds’ net assets and/or the market value of securities held by the Allocation Fund and the number of certain transactions incurred by the Allocation Fund.

Note 6–Line of Credit

The Allocation Funds and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under a credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Funds and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Allocation Funds, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Allocation Funds under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Allocation Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Allocation Funds.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of securities were as follows:

	Other
Fund	Purchases	Sales

MainStay Conservative Allocation Fund	$193,768	$228,726
MainStay Moderate Allocation Fund	307,760	319,501
MainStay Moderate Growth Allocation Fund	296,274	310,184
MainStay Growth Allocation Fund	127,612	141,979

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

MainStay Conservative Allocation Fund

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	6,016,027	$70,899,293
Shares issued in connection with the acquisition of MainStay Retirement 2010 Fund	403,969	4,689,875
Shares issued in connection with the acquisition of MainStay Retirement 2020 Fund	1,926,270	22,363,038
Shares issued to shareholders in reinvestment of dividends and distributions	1,519,988	16,674,268
Shares redeemed	(8,469,106)	(99,186,557)

Net increase (decrease) in shares outstanding before conversion	1,397,148	15,439,917
Shares converted into Class A (See Note 1)	1,107,977	12,880,546
Shares converted from Class A (See Note 1)	(154,063)	(1,797,435)

Net increase (decrease)	2,351,062	$26,523,028

Year ended October 31, 2018:
Shares sold	3,812,750	$46,713,929
Shares issued to shareholders in reinvestment of dividends and distributions	1,023,107	12,562,357
Shares redeemed	(4,934,590)	(60,232,115)

Net increase (decrease) in shares outstanding before conversion	(98,733)	(955,829)
Shares converted into Class A (See Note 1)	651,170	8,045,577
Shares converted from Class A (See Note 1)	(122,210)	(1,486,161)

Net increase (decrease)	430,227	$5,603,587

76	MainStay Asset Allocation Funds

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	2,028,949	$23,929,056
Shares issued in connection with the acquisition of MainStay Retirement 2010 Fund	56,610	657,334
Shares issued in connection with the acquisition of MainStay Retirement 2020 Fund	284,725	3,306,117
Shares issued to shareholders in reinvestment of dividends and distributions	192,767	2,111,773
Shares redeemed	(1,777,181)	(20,997,608)

Net increase (decrease) in shares outstanding before conversion	785,870	9,006,672
Shares converted into Investor Class (See Note 1)	357,306	4,144,654
Shares converted from Investor Class (See Note 1)	(625,146)	(7,306,445)

Net increase (decrease)	518,030	$5,844,881

Year ended October 31, 2018:
Shares sold	886,396	$10,853,100
Shares issued to shareholders in reinvestment of dividends and distributions	115,054	1,413,313
Shares redeemed	(503,204)	(6,155,684)

Net increase (decrease) in shares outstanding before conversion	498,246	6,110,729
Shares converted into Investor Class (See Note 1)	256,843	3,141,216
Shares converted from Investor Class (See Note 1)	(518,998)	(6,415,970)

Net increase (decrease)	236,091	$2,835,975

Class B	Shares	Amount

Year ended October 31, 2019:
Shares sold	527,140	$6,202,291
Shares issued to shareholders in reinvestment of dividends and distributions	97,677	1,065,590
Shares redeemed	(816,807)	(9,549,935)

Net increase (decrease) in shares outstanding before conversion	(191,990)	(2,282,054)
Shares converted from Class B (See Note 1)	(238,281)	(2,747,315)

Net increase (decrease)	(430,271)	$(5,029,369)

Year ended October 31, 2018:
Shares sold	103,055	$1,254,436
Shares issued to shareholders in reinvestment of dividends and distributions	70,241	862,318
Shares redeemed	(406,766)	(4,952,793)

Net increase (decrease) in shares outstanding before conversion	(233,470)	(2,836,039)
Shares converted from Class B (See Note 1)	(269,843)	(3,305,771)

Net increase (decrease)	(503,313)	$(6,141,810)

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	569,847	$6,626,410
Shares issued to shareholders in reinvestment of dividends and distributions	257,313	2,805,507
Shares redeemed	(1,576,023)	(18,245,543)

Net increase (decrease) in shares outstanding before conversion	(748,863)	(8,813,626)
Shares converted from Class C (See Note 1)	(455,209)	(5,215,352)

Net increase (decrease)	(1,204,072)	$(14,028,978)

Year ended October 31, 2018:
Shares sold	446,554	$5,457,469
Shares issued to shareholders in reinvestment of dividends and distributions	174,387	2,139,226
Shares redeemed	(1,658,712)	(20,217,890)

Net increase (decrease) in shares outstanding before conversion	(1,037,771)	(12,621,195)
Shares converted from Class C (See Note 1)	(339)	(4,061)

Net increase (decrease)	(1,038,110)	$(12,625,256)

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	132,049	$1,530,178
Shares issued in connection with the acquisition of MainStay Retirement 2010 Fund	49,606	581,729
Shares issued in connection with the acquisition of MainStay Retirement 2020 Fund	163,393	1,916,106
Shares issued to shareholders in reinvestment of dividends and distributions	38,697	429,890
Shares redeemed	(301,320)	(3,509,145)

Net increase (decrease) in shares outstanding before conversion	82,425	948,758
Shares converted into Class I (See Note 1)	3,672	41,347

Net increase (decrease)	86,097	$990,105

Year ended October 31, 2018:
Shares sold	310,632	$3,838,142
Shares issued to shareholders in reinvestment of dividends and distributions	36,647	453,884
Shares redeemed	(661,456)	(8,182,601)

Net increase (decrease) in shares outstanding before conversion	(314,177)	(3,890,575)
Shares converted into Class I (See Note 1)	2,032	25,170

Net increase (decrease)	(312,145)	$(3,865,405)

Class R2	Shares	Amount

Period ended October 31, 2019 (a):
Shares sold	910	$10,775
Shares issued in connection with the acquisition of MainStay Retirement 2020 Fund	7,956	92,364
Shares issued to shareholders in reinvestment of dividends and distributions	34	400
Shares redeemed	(501)	(5,968)

Net increase (decrease)	8,399	$97,571

77

Notes to Financial Statements (continued)

Class R3	Shares	Amount

Year ended October 31, 2019:
Shares sold	22,897	$263,601
Shares issued in connection with the acquisition of MainStay Retirement 2010 Fund	5,201	60,242
Shares issued in connection with the acquisition of MainStay Retirement 2020 Fund	1,076	12,458
Shares issued to shareholders in reinvestment of dividends and distributions	1,539	16,950
Shares redeemed	(6,711)	(76,684)

Net increase (decrease)	24,002	$276,567

Year ended October 31, 2018:
Shares sold	34,232	$417,692
Shares issued to shareholders in reinvestment of dividends and distributions	458	5,590
Shares redeemed	(1,767)	(21,526)

Net increase (decrease)	32,923	$401,756

(a)	The inception date of the class was June 14, 2019.

MainStay Moderate Allocation Fund

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	12,022,049	$157,200,137
Shares issued in connection with the acquisition of MainStay Retirement 2030 Fund	2,883,731	36,850,624
Shares issued to shareholders in reinvestment of dividends and distributions	2,798,003	32,569,156
Shares redeemed	(14,276,465)	(185,825,139)

Net increase (decrease) in shares outstanding before conversion	3,427,318	40,794,778
Shares converted into Class A (See Note 1)	1,878,385	24,052,935
Shares converted from Class A (See Note 1)	(211,888)	(2,712,517)

Net increase (decrease)	5,093,815	$62,135,196

Year ended October 31, 2018:
Shares sold	4,029,398	$55,819,087
Shares issued to shareholders in reinvestment of dividends and distributions	1,928,450	26,631,886
Shares redeemed	(5,888,013)	(81,522,019)

Net increase (decrease) in shares outstanding before conversion	69,835	928,954
Shares converted into Class A (See Note 1)	1,512,746	21,249,340
Shares converted from Class A (See Note 1)	(156,655)	(2,151,145)

Net increase (decrease)	1,425,926	$20,027,149

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	4,478,090	$58,408,771
Shares issued in connection with the acquisition of MainStay Retirement 2030 Fund	668,413	8,552,282
Shares issued to shareholders in reinvestment of dividends and distributions	489,140	5,708,268
Shares redeemed	(3,566,356)	(46,753,717)

Net increase (decrease) in shares outstanding before conversion	2,069,287	25,915,604
Shares converted into Investor Class (See Note 1)	566,052	7,201,363
Shares converted from Investor Class (See Note 1)	(1,140,698)	(14,713,705)

Net increase (decrease)	1,494,641	$18,403,262

Year ended October 31, 2018:
Shares sold	1,743,592	$24,147,873
Shares issued to shareholders in reinvestment of dividends and distributions	298,863	4,136,263
Shares redeemed	(808,629)	(11,210,776)

Net increase (decrease) in shares outstanding before conversion	1,233,826	17,073,360
Shares converted into Investor Class (See Note 1)	430,897	5,974,690
Shares converted from Investor Class (See Note 1)	(1,233,167)	(17,327,395)

Net increase (decrease)	431,556	$5,720,655

Class B	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,124,815	$14,616,824
Shares issued to shareholders in reinvestment of dividends and distributions	238,888	2,763,939
Shares redeemed	(1,636,197)	(21,072,504)

Net increase (decrease) in shares outstanding before conversion	(272,494)	(3,691,741)
Shares converted from Class B (See Note 1)	(505,333)	(6,375,585)

Net increase (decrease)	(777,827)	$(10,067,326)

Year ended October 31, 2018:
Shares sold	111,205	$1,520,601
Shares issued to shareholders in reinvestment of dividends and distributions	200,215	2,744,947
Shares redeemed	(661,169)	(9,026,562)

Net increase (decrease) in shares outstanding before conversion	(349,749)	(4,761,014)
Shares converted from Class B (See Note 1)	(563,929)	(7,780,640)

Net increase (decrease)	(913,678)	$(12,541,654)

78	MainStay Asset Allocation Funds

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	864,808	$11,107,591
Shares issued to shareholders in reinvestment of dividends and distributions	277,648	3,209,615
Shares redeemed	(1,651,036)	(21,068,518)

Net increase (decrease) in shares outstanding before conversion	(508,580)	(6,751,312)
Shares converted from Class C (See Note 1)	(598,051)	(7,465,742)

Net increase (decrease)	(1,106,631)	$(14,217,054)

Year ended October 31, 2018:
Shares sold	402,113	$5,523,812
Shares issued to shareholders in reinvestment of dividends and distributions	214,600	2,940,028
Shares redeemed	(1,146,516)	(15,642,556)

Net increase (decrease)	(529,803)	$(7,178,716)

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	113,836	$1,475,945
Shares issued in connection with the acquisition of MainStay Retirement 2030 Fund	179,425	2,307,928
Shares issued to shareholders in reinvestment of dividends and distributions	77,118	903,043
Shares redeemed	(488,387)	(6,270,373)

Net increase (decrease) in shares outstanding before conversion	(118,008)	(1,583,457)
Shares converted into Class I (See Note 1)	1,556	19,995

Net increase (decrease)	(116,452)	$(1,563,462)

Year ended October 31, 2018:
Shares sold	132,165	$1,834,332
Shares issued to shareholders in reinvestment of dividends and distributions	55,515	771,107
Shares redeemed	(244,267)	(3,422,382)

Net increase (decrease) in shares outstanding before conversion	(56,587)	(816,943)
Shares converted into Class I (See Note 1)	2,507	35,150

Net increase (decrease)	(54,080)	$(781,793)

Class R2	Shares	Amount

Period ended October 31, 2019 (a):
Shares sold	587	$7,676
Shares issued in connection with the acquisition of MainStay Retirement 2030 Fund	14,696	187,792
Shares redeemed	(4,234)	(55,397)

Net increase (decrease)	11,049	$140,071

Class R3	Shares	Amount

Year ended October 31, 2019:
Shares sold	22,192	$282,985
Shares issued in connection with the acquisition of MainStay Retirement 2030 Fund	39,433	503,242
Shares issued to shareholders in reinvestment of dividends and distributions	1,899	22,103
Shares redeemed	(22,287)	(286,124)

Net increase (decrease) in shares outstanding before conversion	41,237	522,206
Shares converted from Class R3 (See Note 1)	(537)	(6,744)

Net increase (decrease)	40,700	$515,462

Year ended October 31, 2018:
Shares sold	21,931	$309,205
Shares issued to shareholders in reinvestment of dividends and distributions	1,293	17,839
Shares redeemed	(3,035)	(41,561)

Net increase (decrease)	20,189	$285,483

(a)	The inception date of the class was June 14, 2019.

MainStay Moderate Growth Allocation Fund

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	12,735,593	$181,300,582
Shares issued in connection with the acquisition of MainStay Retirement 2040 Fund	1,966,703	27,189,671
Shares issued in connection with the acquisition of MainStay Retirement 2050 Fund	917,037	12,678,036
Shares issued to shareholders in reinvestment of dividends and distributions	3,518,487	43,805,142
Shares redeemed	(15,854,795)	(224,618,703)

Net increase (decrease) in shares outstanding before conversion	3,283,025	40,354,728
Shares converted into Class A (See Note 1)	2,027,769	28,283,092
Shares converted from Class A (See Note 1)	(220,450)	(3,068,520)

Net increase (decrease)	5,090,344	$65,569,300

Year ended October 31, 2018:
Shares sold	3,223,077	$50,781,429
Shares issued to shareholders in reinvestment of dividends and distributions	1,630,966	25,573,533
Shares redeemed	(5,185,841)	(81,520,712)

Net increase (decrease) in shares outstanding before conversion	(331,798)	(5,165,750)
Shares converted into Class A (See Note 1)	1,949,561	31,170,436
Shares converted from Class A (See Note 1)	(154,744)	(2,421,748)

Net increase (decrease)	1,463,019	$23,582,938

79

Notes to Financial Statements (continued)

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	5,342,797	$75,796,048
Shares issued in connection with the acquisition of MainStay Retirement 2040 Fund	795,399	11,003,388
Shares issued in connection with the acquisition of MainStay Retirement 2050 Fund	725,471	10,036,021
Shares issued to shareholders in reinvestment of dividends and distributions	808,572	10,082,913
Shares redeemed	(4,654,144)	(66,214,299)

Net increase (decrease) in shares outstanding before conversion	3,018,095	40,704,071
Shares converted into Investor Class (See Note 1)	556,025	7,696,300
Shares converted from Investor Class (See Note 1)	(1,326,819)	(18,602,064)

Net increase (decrease)	2,247,301	$29,798,307

Year ended October 31, 2018:
Shares sold	1,882,871	$29,659,724
Shares issued to shareholders in reinvestment of dividends and distributions	334,800	5,253,021
Shares redeemed	(2,488,392)	(13,517,186)

Net increase (decrease) in shares outstanding before conversion	(270,721)	21,395,559
Shares converted into Investor Class (See Note 1)	451,018	7,122,900
Shares converted from Investor Class (See Note 1)	(1,629,372)	(26,051,833)

Net increase (decrease)	(1,449,075)	$2,466,626

Class B	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,219,203	$17,174,069
Shares issued to shareholders in reinvestment of dividends and distributions	350,661	4,327,147
Shares redeemed	(1,749,728)	(24,451,262)

Net increase (decrease) in shares outstanding before conversion	(179,864)	(2,950,046)
Shares converted from Class B (See Note 1)	(554,059)	(7,592,983)

Net increase (decrease)	(733,923)	$(10,543,029)

Year ended October 31, 2018:
Shares sold	72,424	$1,127,450
Shares issued to shareholders in reinvestment of dividends and distributions	188,431	2,924,456
Shares redeemed	(651,363)	(10,100,731)

Net increase (decrease) in shares outstanding before conversion	(390,508)	(6,048,825)
Shares converted from Class B (See Note 1)	(626,591)	(9,819,755)

Net increase (decrease)	(1,017,099)	$(15,868,580)

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	833,909	$11,658,902
Shares issued to shareholders in reinvestment of dividends and distributions	311,047	3,838,316
Shares redeemed	(1,339,176)	(18,580,954)

Net increase (decrease) in shares outstanding before conversion	(194,220)	(3,083,736)
Shares converted from Class C (See Note 1)	(494,660)	(6,715,825)

Net increase (decrease)	(688,880)	$(9,799,561)

Year ended October 31, 2018:
Shares sold	416,037	$6,464,655
Shares issued to shareholders in reinvestment of dividends and distributions	143,103	2,219,526
Shares redeemed	(845,598)	(13,121,151)

Net increase (decrease)	(286,458)	$(4,436,970)

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	125,109	$1,780,933
Shares issued in connection with the acquisition of MainStay Retirement 2040 Fund	131,300	1,836,371
Shares issued in connection with the acquisition of MainStay Retirement 2050 Fund	100,703	1,408,450
Shares issued to shareholders in reinvestment of dividends and distributions	57,823	727,410
Shares redeemed	(202,157)	(2,863,021)

Net increase (decrease)	212,778	$2,890,143

Year ended October 31, 2018:
Shares sold	166,558	$2,651,861
Shares issued to shareholders in reinvestment of dividends and distributions	25,731	407,322
Shares redeemed	(170,844)	(2,714,323)

Net increase (decrease)	21,445	$344,860

Class R1	Shares	Amount

Period ended October 31, 2019 (a):
Shares sold	32	$445
Shares issued in connection with the acquisition of MainStay Retirement 2040 Fund	1,181	16,518
Shares issued in connection with the acquisition of MainStay Retirement 2050 Fund	530	7,422

Net increase (decrease)	1,743	$24,385

80	MainStay Asset Allocation Funds

Class R2	Shares	Amount

Period ended October 31, 2019 (a):
Shares sold	192	$2,793
Shares issued in connection with the acquisition of MainStay Retirement 2040 Fund	3,693	51,052
Shares issued in connection with the acquisition of MainStay Retirement 2050 Fund	8,153	112,710
Shares redeemed	(2,987)	(42,430)

Net increase (decrease)	9,051	$124,125

Class R3	Shares	Amount

Year ended October 31, 2019:
Shares sold	22,864	$316,160
Shares issued in connection with the acquisition of MainStay Retirement 2040 Fund	23,183	319,312
Shares issued in connection with the acquisition of MainStay Retirement 2050 Fund	20,528	282,755
Shares issued to shareholders in reinvestment of dividends and distributions	2,396	29,763
Shares redeemed	(11,505)	(162,576)

Net increase (decrease)	57,466	$785,414

Year ended October 31, 2018:
Shares sold	27,215	$430,952
Shares issued to shareholders in reinvestment of dividends and distributions	1,062	16,594
Shares redeemed	(9,296)	(146,001)

Net increase (decrease)	18,981	$301,545

(a)	The inception date of the class was June 14, 2019.

MainStay Growth Allocation Fund

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	5,963,158	$88,848,438
Shares issued in connection with the acquisition of MainStay Retirement 2060 Fund	42,811	616,955
Shares issued to shareholders in reinvestment of dividends and distributions	1,861,579	23,884,088
Shares redeemed	(7,469,433)	(110,622,511)

Net increase (decrease) in shares outstanding before conversion	398,115	2,726,970
Shares converted into Class A (See Note 1)	1,032,098	15,040,283
Shares converted from Class A (See Note 1)	(141,191)	(2,039,925)

Net increase (decrease)	1,289,022	$15,727,328

Year ended October 31, 2018:
Shares sold	1,575,588	$26,520,934
Shares issued to shareholders in reinvestment of dividends and distributions	807,952	13,541,260
Shares redeemed	(2,486,251)	(41,800,368)

Net increase (decrease) in shares outstanding before conversion	(102,711)	(1,738,174)
Shares converted into Class A (See Note 1)	1,090,394	18,718,598
Shares converted from Class A (See Note 1)	(78,887)	(1,316,471)

Net increase (decrease)	908,796	$15,663,953

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	2,785,151	$41,205,599
Shares issued in connection with the acquisition of MainStay Retirement 2060 Fund	83,744	1,206,017
Shares issued to shareholders in reinvestment of dividends and distributions	531,968	6,825,129
Shares redeemed	(2,253,438)	(33,502,401)

Net increase (decrease) in shares outstanding before conversion	1,147,425	15,734,344
Shares converted into Investor Class (See Note 1)	318,469	4,584,917
Shares converted from Investor Class (See Note 1)	(728,670)	(10,645,898)

Net increase (decrease)	737,224	$9,673,363

Year ended October 31, 2018:
Shares sold	1,110,963	$18,658,305
Shares issued to shareholders in reinvestment of dividends and distributions	209,914	3,520,266
Shares redeemed	(521,119)	(8,758,625)

Net increase (decrease) in shares outstanding before conversion	799,758	13,419,946
Shares converted into Investor Class (See Note 1)	237,066	3,998,499
Shares converted from Investor Class (See Note 1)	(944,069)	(16,194,689)

Net increase (decrease)	92,755	$1,223,756

81

Notes to Financial Statements (continued)

Class B	Shares	Amount

Year ended October 31, 2019:
Shares sold	715,984	$10,419,580
Shares issued to shareholders in reinvestment of dividends and distributions	227,464	2,850,126
Shares redeemed	(1,044,341)	(15,060,657)

Net increase (decrease) in shares outstanding before conversion	(100,893)	(1,790,951)
Shares converted from Class B (See Note 1)	(283,553)	(4,001,145)

Net increase (decrease)	(384,446)	$(5,792,096)

Year ended October 31, 2018:
Shares sold	58,642	$957,237
Shares issued to shareholders in reinvestment of dividends and distributions	115,770	1,897,467
Shares redeemed	(349,073)	(5,702,677)

Net increase (decrease) in shares outstanding before conversion	(174,661)	(2,847,973)
Shares converted from Class B (See Note 1)	(315,391)	(5,223,165)

Net increase (decrease)	(490,052)	$(8,071,138)

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	427,531	$6,172,442
Shares issued to shareholders in reinvestment of dividends and distributions	174,146	2,185,528
Shares redeemed	(718,500)	(10,289,653)

Net increase (decrease) in shares outstanding before conversion	(116,823)	(1,931,683)
Shares converted from Class C (See Note 1)	(211,713)	(2,957,394)

Net increase (decrease)	(328,536)	$(4,889,077)

Year ended October 31, 2018:
Shares sold	252,294	$4,140,635
Shares issued to shareholders in reinvestment of dividends and distributions	80,663	1,323,675
Shares redeemed	(517,421)	(8,478,436)

Net increase (decrease)	(184,464)	$(3,014,126)

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	108,286	$1,635,578
Shares issued to shareholders in reinvestment of dividends and distributions	48,015	626,110
Shares redeemed	(212,141)	(3,131,218)

Net increase (decrease) in shares outstanding before conversion	(55,840)	(869,530)
Shares converted into Class I (See Note 1)	1,315	19,162

Net increase (decrease)	(54,525)	$(850,368)

Year ended October 31, 2018:
Shares sold	139,357	$2,385,792
Shares issued to shareholders in reinvestment of dividends and distributions	18,947	322,286
Shares redeemed	(177,029)	(3,052,631)

Net increase (decrease) in shares outstanding before conversion	(18,725)	(344,553)
Shares converted into Class I (See Note 1)	1,063	17,228

Net increase (decrease)	(17,662)	$(327,325)

Class R3	Shares	Amount

Year ended October 31, 2019:
Shares sold	50,357	$714,990
Shares issued in connection with the acquisition of MainStay Retirement 2060 Fund	4,996	71,614
Shares issued to shareholders in reinvestment of dividends and distributions	3,902	49,868
Shares redeemed	(14,673)	(207,870)

Net increase (decrease)	44,582	$628,602

Year ended October 31, 2018:
Shares sold	25,543	$426,870
Shares issued to shareholders in reinvestment of dividends and distributions	463	7,749
Shares redeemed	(11,904)	(202,419)

Net increase (decrease)	14,102	$232,200

Note 10–Fund Acquisition

At a meeting held on December 10-12, 2018, the Board approved the Reorganization. The Reorganization was completed on June 14, 2019.

The aggregate net assets of the Allocation Funds immediately before the Reorganization and the combined net assets after the Reorganization were as follows:

Fund	Net Assets Before the Acquisition	Combined Net Assets After the Acquisition
MainStay Conservative Allocation Fund	$414,993,458	$448,672,721
MainStay Moderate Allocation Fund	692,306,436	740,708,304
MainStay Moderate Growth Allocation Fund	698,794,711	763,736,417
MainStay Growth Allocation Fund	365,359,764	367,254,350

82	MainStay Asset Allocation Funds

The charts below show a summary of net assets, shares outstanding, net asset value per share outstanding and total distributable earnings (loss), before and after the Reorganization:

MainStay Conservative Allocation Fund

	Before Reorganization			After Reorganization
	MainStay Retirement 2010 Fund	MainStay Retirement 2020 Fund	MainStay Conservative Allocation Fund	MainStay Conservative Allocation Fund
Net Assets:
Class A	$4,689,875	$22,363,038	$299,387,322	$326,440,235
Investor Class	657,334	3,306,117	41,879,392	45,842,843
Class B	—	—	18,760,846	18,760,846
Class C	—	—	47,373,401	47,373,401
Class I	581,729	1,916,106	6,954,923	9,452,758
Class R2	—	92,364	—	92,364
Class R3	60,242	12,458	637,574	710,274
Shares Outstanding:
Class A	567,235	3,061,569	25,788,144	28,118,383
Investor Class	78,791	450,126	3,606,675	3,948,010
Class B	—	—	1,624,182	1,624,182
Class C	—	—	4,102,811	4,102,811
Class I	69,792	260,975	593,071	806,070
Class R2	—	12,507	—	7,956
Class R3	7,057	1,641	55,048	61,325
Net Asset Value Per Share Outstanding:
Class A	$8.27	$7.30	$11.61	$11.61
Investor Class	$8.34	$7.34	$11.61	$11.61
Class B	$—	$—	$11.55	$11.55
Class C	$—	$—	$11.55	$11.55
Class I	$8.34	$7.34	$11.73	$11.73
Class R2	$—	$7.38	$—	$11.61
Class R3	$8.54	$7.59	$11.58	$11.58
Total distributable earnings (loss)	$407,596	$2,179,994	$17,939,758	$21,081,208

83

Notes to Financial Statements (continued)

MainStay Moderate Allocation Fund

	Before Reorganization		After Reorganization
	MainStay Retirement 2030 Fund	MainStay Moderate Allocation Fund	MainStay Moderate Allocation Fund
Net Assets:
Class A	$36,850,624	$496,970,212	$533,820,836
Investor Class	8,552,282	95,540,324	104,092,606
Class B	—	42,768,352	42,768,352
Class C	—	46,609,978	46,609,978
Class I	2,307,928	9,972,143	12,280,071
Class R2	187,792	—	187,792
Class R3	503,242	445,427	948,669
Shares Outstanding:
Class A	5,728,504	38,890,176	41,773,907
Investor Class	1,321,287	7,467,047	8,135,460
Class B	—	3,382,663	3,382,663
Class C	—	3,688,113	3,688,113
Class I	345,899	775,262	954,687
Class R2	29,019	—	14,696
Class R3	76,126	34,902	74,335
Net Asset Value Per Share Outstanding:
Class A	$6.43	$12.78	$12.78
Investor Class	$6.47	$12.79	$12.79
Class B	$—	$12.64	$12.64
Class C	$—	$12.64	$12.64
Class I	$6.67	$12.86	$12.86
Class R2	$6.47	$—	$12.78
Class R3	$6.61	$12.76	$12.76
Total distributable earnings (loss)	$5,637,043	$64,607,861	$70,976,311

84	MainStay Asset Allocation Funds

MainStay Moderate Growth Allocation Fund

	Before Reorganization			After Reorganization
	MainStay Retirement 2040 Fund	MainStay Retirement 2050 Fund	MainStay Moderate Growth Allocation Fund	MainStay Moderate Growth Allocation Fund
Net Assets:
Class A	$27,189,671	$12,678,036	$487,302,232	$527,169,939
Investor Class	11,003,388	10,036,021	118,601,493	139,640,902
Class B	—	—	46,004,568	46,004,568
Class C	—	—	38,805,513	38,805,513
Class I	1,836,371	1,408,450	7,561,774	10,806,595
Class R1	16,518	7,422	—	23,940
Class R2	51,052	112,710	—	163,762
Class R3	319,312	282,755	519,131	1,121,198
Shares Outstanding:
Class A	3,871,782	1,657,233	35,247,954	38,131,694
Investor Class	1,547,991	1,314,482	8,573,283	10,094,153
Class B	—	—	3,371,697	3,371,697
Class C	—	—	2,844,519	2,844,519
Class I	251,457	182,209	540,665	772,668
Class R1	2,202	943	—	1,711
Class R2	7,138	14,635	—	11,846
Class R3	44,284	36,440	37,690	81,401
Net Asset Value Per Share Outstanding:
Class A	$7.02	$7.65	$13.82	$13.82
Investor Class	$7.11	$7.63	$13.83	$13.83
Class B	$—	$—	$13.64	$13.64
Class C	$—	$—	$13.64	$13.64
Class I	$7.30	$7.73	$13.99	$13.99
Class R1	$7.50	$7.87	$—	$13.99
Class R2	$7.15	$7.70	$—	$13.82
Class R3	$7.21	$7.76	$13.77	$13.77
Total distributable earnings (loss)	$5,298,965	$3,012,209	$85,295,937	$95,134,258

85

Notes to Financial Statements (continued)

MainStay Growth Allocation Fund

	Before Reorganization		After Reorganization
	MainStay Retirement 2060 Fund	MainStay Growth Allocation Fund	MainStay Growth Allocation Fund
Net Assets:
Class A	$616,955	$237,888,558	$238,505,513
Investor Class	1,206,017	74,017,988	75,224,005
Class B	—	27,247,888	27,247,888
Class C	—	19,552,137	19,552,137
Class I	—	5,885,396	5,885,396
Class R3	71,614	767,797	839,411
Shares Outstanding:
Class A	58,319	16,507,148	16,549,959
Investor Class	114,449	5,139,707	5,223,451
Class B	—	1,943,205	1,943,205
Class C	—	1,392,486	1,392,486
Class I	—	401,400	401,400
Class R3	6,790	53,567	58,563
Net Asset Value Per Share Outstanding:
Class A	$10.58	$14.41	$14.41
Investor Class	$10.54	$14.40	$14.40
Class B	$—	$14.02	$14.02
Class C	$—	$14.04	$14.04
Class I	$—	$14.66	$14.66
Class R3	$10.55	$14.33	$14.33
Total distributable earnings (loss)	$599,473	$51,327,825	$51,544,827

Assuming the Reorganization had been completed on November 1, 2018, the beginning of the annual reporting period of the Allocation Funds, the Allocation Funds’ pro forma results of operations for the year ended October 31, 2019, are as follows (Unaudited):

Fund	Net investment income (loss)	Net realized and unrealized gain (loss)	Net change in net assets resulting from operations
MainStay Conservative Allocation Fund	$10,121,872	$38,261,672	$48,383,544
MainStay Moderate Allocation Fund	14,792,347	74,829,091	89,621,438
MainStay Moderate Growth Allocation Fund	13,705,644	80,145,528	93,851,172
MainStay Growth Allocation Fund	3,508,525	27,813,571	31,322,096

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Retirement Funds that have been included in the Allocation Funds’ Statement of Operations since June 14, 2019.

For financial reporting purposes, assets received and shares issued by the Allocation Funds were recorded at fair value; however, the cost basis of the investments received from Retirement Funds were carried forward to align ongoing reporting of the Allocation Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes as follows:

Fund	Cost
MainStay Retirement 2010 Fund	$5,336,509
MainStay Retirement 2020 Fund	24,340,200
MainStay Retirement 2030 Fund	40,552,632
MainStay Retirement 2040 Fund	34,127,371
MainStay Retirement 2050 Fund	20,410,886
MainStay Retirement 2060 Fund	1,638,461

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective

86	MainStay Asset Allocation Funds

immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Funds as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019 through the date the financial statements were issued have been evaluated by the Allocation Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

87

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund (each a Fund and collectively, the Funds), four of the funds constituting MainStay Funds Trust, including the portfolios of investments, as of October 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, the transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

88	MainStay Asset Allocation Funds

Federal Income Tax Information

(Unaudited)

The Allocation Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Allocation Funds during such fiscal years. Accordingly, the Allocation Funds paid the following as long term capital gain distributions.

MainStay Conservative Allocation Fund	$12,307,002
MainStay Moderate Allocation Fund	31,029,490
MainStay Moderate Growth Allocation Fund	49,472,330
MainStay Growth Allocation Fund	32,285,202

For the fiscal year ended October 31, 2019, the Allocation Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

QDI$

MainStay Conservative Allocation Fund	$3,039,711
MainStay Moderate Allocation Fund	6,092,448
MainStay Moderate Growth Allocation Fund	8,296,615
MainStay Growth Allocation Fund	3,876,947

The dividends paid by the following Allocation Funds during the fiscal year ended October 31, 2019 which are not designated as capital gain distributions should be multiplied by the following percentages to arrive at the amount eligible for the corporate dividend received deduction.

DRD%

MainStay Conservative Allocation Fund	16.55%
MainStay Moderate Allocation Fund	28.68%
MainStay Moderate Growth Allocation Fund	39.24%
MainStay Growth Allocation Fund	53.52%

The list of qualified Fund of Funds passing through foreign tax credits for the tax year ended October 31, 2019 is listed below.

FTC$

MainStay Conservative Allocation Fund	$164,425
MainStay Moderate Allocation Fund	380,766
MainStay Moderate Growth Allocation Fund	508,299
MainStay Growth Allocation Fund	298,640

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Allocation Funds’ fiscal year ended October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Allocation Funds’ securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Each Allocation Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Allocation Funds’ holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

89

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

90	MainStay Asset Allocation Funds

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

91

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

92	MainStay Asset Allocation Funds

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

93

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1718020 MS159-19	MSAA11-12/19 (NYLIM) NL224

MainStay Indexed Bond Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	7.45 10.77%	1.88 2.51%	2.64 2.96%	0.63 0.63%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	7.14 10.46	1.67 2.29	2.45 2.77	1.13 1.13
Class I Shares	No Sales Charge		1/2/1991	11.14	2.83	3.30	0.37

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Bloomberg Barclays U.S. Aggregate Bond Index[3]	11.51%	3.24%	3.73%
Morningstar Intermediate Core Bond Category Average[4]	10.47	2.85	3.56

3.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar Intermediate Core Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Indexed Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Indexed Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,053.30	$3.11	$1,022.18	$3.06	0.60%

Investor Class Shares	$1,000.00	$1,053.30	$4.76	$1,020.57	$4.69	0.92%

Class I Shares	$1,000.00	$1,055.60	$1.81	$1,023.44	$1.79	0.35%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of October 31, 2019 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 1.125%–3.125%, due 3/31/20–8/15/29

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–8.00%, due 2/1/21–9/1/49

3.	Government National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–8.50%, due 6/15/26–7/20/49

4.	United States Treasury Bonds, 2.75%–4.50%, due 2/15/36–5/15/49

5.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.50%–8.00%, due 8/1/21–12/1/48
6.	iShares Intermediate-Term Corporate Bond ETF

7.	iShares Long-Term Corporate Bond ETF

8.	Goldman Sachs Group, Inc., 2.876%–4.25%, due 10/31/22–1/26/27

9.	Morgan Stanley, 2.75%–4.00%, due 5/19/22–1/20/27

10.	Federal National Mortgage Association, 1.375%–6.21%, due 1/21/20–8/6/38

8	MainStay Indexed Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Indexed Bond Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay Indexed Bond Fund returned 11.14%, underperforming the 11.51% return of the Fund’s primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Over the same period, Class I shares outperformed the 10.47% return of the Morningstar Intermediate Core Bond Category Average.1

Were there any changes to the Fund during the reporting period?

At the October 1-3, 2019, Board of Trustees meeting of MainStay Funds Trust, the Board considered and approved several proposals for changes to the Fund. Those proposals included changing the Fund’s name to MainStay Short Term Bond Fund; changing the Fund’s investment objective; modifying the Fund’s principal investment strategies and principal risks; changing the Fund’s primary benchmark; and modifying the Fund’s non-fundamental “names rule” investment policy. As a result of these changes, the Fund will no longer operate as an index fund effective December 5, 2019. For more information about these changes you should refer to the prospectus supplement dated October 4, 2019.

What factors affected the Fund’s relative performance during the reporting period?

MainStay Indexed Bond Fund seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index. However, because the Fund incurs fees that the Index does not, Class I shares of the Fund underperformed the Index during the reporting period.

What was the Fund’s duration2 strategy during the reporting period?

The Fund maintains a passive strategy that attempts to replicate the duration of its benchmark. The Fund’s duration strategy had a neutral impact on performance during the reporting period. As of October 31, 2019, the Fund’s duration was approximately 5.80 years compared to a duration of 5.80 years for the Bloomberg Barclays U.S. Aggregate Bond Index.

During the reporting period, which credit-rating categories in which the Fund may principally invest were strong performers and which credit-rating categories were weak?

During the reporting period we witnessed lower-quality securities outperform their higher-quality counterparts. BBB-rated credit produced the highest excess returns3 followed by A-rated credit. AA- and AAA-rated credit underperformed all the lower-quality segments of the market.4

During the reporting period, which market sectors made the strongest positive contributions to the Fund’s performance, and which market sectors detracted the most?

All of the broad sectors in the Bloomberg Barclays U.S. Aggregate Bond Index contributed positive total returns during the reporting period. (Contributions take weightings and total returns into account.) The U.S. corporate sector, led by industrials, outperformed all the other asset classes in the benchmark. Within the non-corporate sector, the sovereign subsector performed best. Within securitized products, commercial mortgage-backed securities outperformed both mortgage-backed securities and asset-backed securities. Among government issues, U.S. government agencies outperformed U.S. Treasury securities.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

The expression “excess return” may refer to the return that a security or portfolio provides above (or below) an investment with the lowest perceived risk, such as comparable U.S. Treasury securities. The expression may also refer to the return that a security or portfolio provides above (or below) an index or other benchmark.

4.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2019

	Principal Amount	Value
Long-Term Bonds 93.6%† Asset-Backed Securities 0.6%
Automobile 0.6%
BMW Vehicle Lease Trust Series 2018-1, Class A4 3.26%, due 7/20/21	$200,000	$202,326
GM Financial Securitized Term Auto Receivables Trust Series 2018-3, Class A3 3.02%, due 5/16/23	700,000	710,617
Honda Auto Receivables Owner Trust Series 2018-3, Class A3 2.95%, due 8/22/22	600,000	607,289
Hyundai Auto Lease Securitization Trust Series 2018-B, Class A3 3.04%, due 10/15/21 (a)	100,000	100,727
Volkswagen Auto Loan Enhanced Trust Series 2018-1, Class A3 3.02%, due 11/21/22	186,000	188,637

		1,809,596

Other Asset-Backed Securities 0.0%‡
MVW Owner Trust Series 2017-1A, Class A 2.42%, due 12/20/34 (a)	95,207	95,476

Total Asset-Backed Securities (Cost $1,880,967)		1,905,072

Corporate Bonds 22.4%
Aerospace & Defense 0.5%
Boeing Co. 2.35%, due 10/30/21	240,000	241,601
General Dynamics Corp. 3.00%, due 5/11/21	240,000	244,373
Lockheed Martin Corp. 4.70%, due 5/15/46	135,000	169,929
Northrop Grumman Corp. 3.25%, due 1/15/28	285,000	298,898
United Technologies Corp.
3.10%, due 6/1/22	475,000	489,416
3.65%, due 8/16/23	155,000	163,954

		1,608,171

Agriculture 0.1%
Archer-Daniels-Midland Co. 4.535%, due 3/26/42	401,000	491,533

Airlines 0.0%‡
Continental Airlines, Inc. Series 1992-2, Class A1 7.256%, due 3/15/20	2,513	2,551

	Principal Amount	Value
Auto Manufacturers 0.5%
Ford Motor Credit Co. LLC
3.219%, due 1/9/22	$270,000	$270,391
3.81%, due 1/9/24	250,000	250,418
General Motors Financial Co., Inc. 5.25%, due 3/1/26	555,000	602,302
Toyota Motor Credit Corp. 3.40%, due 9/15/21	380,000	391,080

		1,514,191

Banks 5.4%
Bank of America Corp.
3.419% (3 Month LIBOR + 1.04%), due 12/20/28 (b)	600,000	628,028
5.00%, due 1/21/44	380,000	484,403
5.625%, due 7/1/20	100,000	102,422
Bank of New York Mellon Corp.
2.05%, due 5/3/21	65,000	65,189
2.50%, due 4/15/21	585,000	590,348
Bank of Nova Scotia 2.70%, due 3/7/22	485,000	493,389
Barclays PLC 5.25%, due 8/17/45	270,000	323,946
BB&T Corp. 2.05%, due 5/10/21	650,000	651,224
BNP Paribas S.A. 3.25%, due 3/3/23	380,000	397,259
Capital One Financial Corp. 3.75%, due 4/24/24	475,000	501,952
Citigroup, Inc.
4.45%, due 9/29/27	450,000	495,082
5.875%, due 2/22/33	475,000	592,935
Cooperatieve Rabobank UA 5.75%, due 12/1/43	340,000	451,741
Credit Suisse A.G. 3.625%, due 9/9/24	340,000	361,315
Fifth Third Bank 2.25%, due 6/14/21	475,000	477,612
Goldman Sachs Group, Inc.
2.876% (3 Month LIBOR + 0.821%), due 10/31/22 (b)	1,825,000	1,849,930
3.85%, due 1/26/27	240,000	255,386
4.25%, due 10/21/25	285,000	306,988
HSBC Holdings PLC 4.30%, due 3/8/26	660,000	719,653
JPMorgan Chase & Co. 4.85%, due 2/1/44	550,000	693,332
Kreditanstalt Fuer Wiederaufbau 2.875%, due 4/3/28	510,000	555,375
Lloyds Banking Group PLC 3.75%, due 1/11/27	270,000	285,583

10	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Morgan Stanley 2.75%, due 5/19/22	$1,645,000	$1,670,409
3.625%, due 1/20/27	240,000	255,930
4.00%, due 7/23/25	380,000	412,111
Northern Trust Corp. 3.45%, due 11/4/20	135,000	137,094
PNC Bank N.A. 2.70%, due 11/1/22	540,000	549,642
Santander UK PLC 2.375%, due 3/16/20	585,000	585,730
Sumitomo Mitsui Banking Corp. 2.65%, due 7/23/20	405,000	406,943
U.S. Bank N.A. 2.00%, due 1/24/20	475,000	475,081
Wells Fargo & Co. 4.48%, due 1/16/24	588,000	634,162
Wells Fargo Bank N.A. 5.95%, due 8/26/36	150,000	199,374
Westpac Banking Corp. 2.50%, due 6/28/22	475,000	482,419

		17,091,987

Beverages 0.6%
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc. 4.60%, due 4/15/48	530,000	604,781
Coca-Cola Co. 3.15%, due 11/15/20	380,000	385,188
Diageo Capital PLC 2.625%, due 4/29/23	475,000	484,458
Molson Coors Brewing Co. 3.00%, due 7/15/26	135,000	136,267
PepsiCo, Inc. 2.85%, due 2/24/26	380,000	397,333

		2,008,027

Biotechnology 0.6%
Amgen, Inc. 3.125%, due 5/1/25	650,000	678,788
Celgene Corp. 3.625%, due 5/15/24	380,000	401,979
Gilead Sciences, Inc. 3.70%, due 4/1/24	745,000	792,131

		1,872,898

Chemicals 0.3%
DuPont de Nemours, Inc. 4.493%, due 11/15/25	275,000	304,323
LYB International Finance B.V. 4.00%, due 7/15/23	135,000	143,237

	Principal Amount	Value
Chemicals (continued)
Mosaic Co. 4.05%, due 11/15/27	$200,000	$211,439
Nutrien, Ltd. 4.875%, due 3/30/20	150,000	151,599
Rohm & Haas Co. 7.85%, due 7/15/29	135,000	182,296

		992,894

Computers 0.4%
Apple, Inc. 4.45%, due 5/6/44	380,000	463,316
Dell International LLC / EMC Corp. 5.45%, due 6/15/23 (a)	235,000	255,463
IBM Corp. 3.45%, due 2/19/26	475,000	507,745

		1,226,524

Cosmetics & Personal Care 0.2%
Procter & Gamble Co. 2.70%, due 2/2/26	300,000	312,386
Unilever Capital Corp. 2.60%, due 5/5/24	205,000	210,508

		522,894

Diversified Financial Services 0.4%
GE Capital International Funding Co. 4.418%, due 11/15/35	550,000	580,496
National Rural Utilities Cooperative Finance Corp. 8.00%, due 3/1/32	100,000	150,113
Visa, Inc. 3.15%, due 12/14/25	475,000	507,785

		1,238,394

Electric 1.3%
CenterPoint Energy Houston Electric LLC Series K2 6.95%, due 3/15/33	100,000	144,233
Consolidated Edison Co. of New York, Inc. 5.85%, due 3/15/36	135,000	177,834
Duke Energy Carolinas LLC 5.30%, due 2/15/40	380,000	496,181
Exelon Corp. 7.60%, due 4/1/32	135,000	186,715
Florida Power & Light Co. 3.80%, due 12/15/42	235,000	263,276
Georgia Power Co. 4.75%, due 9/1/40	240,000	277,812
Ohio Power Co. Series G 6.60%, due 2/15/33	235,000	327,365
PacifiCorp 6.25%, due 10/15/37	160,000	226,868

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
PECO Energy Co. 5.95%, due 10/1/36	$285,000	$383,582
PPL Electric Utilities Corp. 3.00%, due 9/15/21	380,000	387,190
PSEG Power LLC
5.125%, due 4/15/20	110,000	111,534
8.625%, due 4/15/31	50,000	70,384
Puget Sound Energy, Inc. 6.274%, due 3/15/37	100,000	137,340
Southern California Edison Co. 4.50%, due 9/1/40	110,000	117,884
Virginia Electric & Power Co. 6.00%, due 5/15/37	330,000	444,101
Xcel Energy, Inc. 6.50%, due 7/1/36	255,000	347,109

		4,099,408

Electrical Components & Equipment 0.0%‡
Emerson Electric Co. 4.25%, due 11/15/20	150,000	153,564

Environmental Controls 0.1%
Republic Services, Inc. 5.00%, due 3/1/20	330,000	333,165

Food 0.3%
General Mills, Inc. 4.20%, due 4/17/28	70,000	78,566
Kraft Heinz Foods Co. 5.20%, due 7/15/45	240,000	255,131
Mondelez International, Inc. 4.00%, due 2/1/24	70,000	74,868
Tyson Foods, Inc.
3.90%, due 9/28/23	100,000	106,365
4.50%, due 6/15/22	370,000	391,805

		906,735

Forest Products & Paper 0.1%
International Paper Co. 3.80%, due 1/15/26	240,000	256,300

Gas 0.0%‡
NiSource, Inc. 4.80%, due 2/15/44	110,000	129,100

Health Care—Products 0.4%
Abbott Laboratories 4.90%, due 11/30/46	195,000	249,199
Becton Dickinson & Co. 3.70%, due 6/6/27	157,000	168,798

	Principal Amount	Value
Health Care—Products (continued)
Medtronic, Inc. 3.50%, due 3/15/25	$127,000	$136,512
Thermo Fisher Scientific, Inc. 2.95%, due 9/19/26	285,000	296,242
Zimmer Biomet Holdings, Inc. 3.55%, due 4/1/25 (c)	475,000	502,397

		1,353,148

Health Care—Services 0.4%
Anthem, Inc. 4.375%, due 12/1/47	380,000	407,391
Cigna Holding Co. 5.125%, due 6/15/20	150,000	152,833
Laboratory Corporation of America Holdings 4.625%, due 11/15/20	135,000	137,577
Quest Diagnostics, Inc. 4.75%, due 1/30/20	135,000	135,803
UnitedHealth Group, Inc. 4.75%, due 7/15/45	285,000	348,163

		1,181,767

Housewares 0.1%
Newell Brands, Inc. 3.85%, due 4/1/23	205,000	212,211

Insurance 0.5%
American International Group, Inc. 6.25%, due 5/1/36	135,000	177,745
AXA S.A. 8.60%, due 12/15/30	105,000	152,376
Chubb INA Holdings, Inc. 4.35%, due 11/3/45	285,000	350,623
Hartford Financial Services Group, Inc. 5.50%, due 3/30/20	150,000	152,118
Marsh & McLennan Cos., Inc. 2.75%, due 1/30/22	310,000	314,898
MetLife, Inc. 5.70%, due 6/15/35	135,000	181,963
Progressive Corp. 3.75%, due 8/23/21	250,000	258,534
Travelers Cos., Inc. 6.75%, due 6/20/36	100,000	146,676

		1,734,933

Internet 0.1%
Amazon.com, Inc. 3.875%, due 8/22/37	380,000	432,083

Machinery—Construction & Mining 0.1%
Caterpillar, Inc. 3.803%, due 8/15/42	285,000	318,859

12	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Machinery—Diversified 0.1%
John Deere Capital Corp. 2.80%, due 3/6/23	$285,000	$293,244

Media 0.8%
Comcast Corp.
2.65%, due 2/1/30	140,000	141,355
3.45%, due 10/1/21	150,000	154,583
3.999%, due 11/1/49	109,000	120,892
4.049%, due 11/1/52	359,000	399,480
Discovery Communications LLC 6.35%, due 6/1/40	140,000	170,809
Thomson Reuters Corp. 5.85%, due 4/15/40	105,000	125,736
Time Warner Cable LLC
5.00%, due 2/1/20	235,000	236,570
6.55%, due 5/1/37 (c)	335,000	406,409
Walt Disney Co. 6.40%, due 12/15/35 (a)	490,000	705,188

		2,461,022

Mining 0.2%
Barrick PD Australia Finance Pty., Ltd. 5.95%, due 10/15/39	285,000	363,631
BHP Billiton Finance USA, Ltd. 5.00%, due 9/30/43	30,000	39,189
Rio Tinto Finance USA, Ltd. 3.75%, due 6/15/25	380,000	410,962

		813,782

Miscellaneous—Manufacturing 0.2%
3M Co. 2.25%, due 9/19/26	135,000	135,746
Eaton Electric Holdings LLC 3.875%, due 12/15/20	150,000	152,469
Ingersoll-Rand Luxembourg Finance S.A. 2.625%, due 5/1/20	150,000	150,389
Parker-Hannifin Corp. 3.50%, due 9/15/22	150,000	155,911

		594,515

Multi-National 1.1%
European Investment Bank
2.25%, due 8/15/22	475,000	483,457
2.375%, due 5/24/27	360,000	377,400
2.875%, due 9/15/20	475,000	479,634
Inter-American Development Bank
2.00%, due 6/2/26	35,000	35,682
6.80%, due 10/15/25	310,000	391,638
International Bank for Reconstruction & Development
2.00%, due 1/26/22	475,000	479,194

	Principal Amount	Value
Multi-National (continued)
International Bank for Reconstruction & Development (continued)
3.00%, due 9/27/23	$650,000	$684,598
Japan Bank for International Cooperation 2.875%, due 6/1/27	620,000	658,610

		3,590,213

Oil & Gas 1.6%
Apache Corp. 4.75%, due 4/15/43	135,000	123,175
BP Capital Markets America, Inc. 4.50%, due 10/1/20	555,000	568,048
Cenovus Energy, Inc. 5.25%, due 6/15/37	285,000	308,398
Chevron Corp. 2.411%, due 3/3/22	285,000	288,701
ConocoPhillips 5.90%, due 10/15/32	240,000	316,904
EOG Resources, Inc. 4.10%, due 2/1/21	380,000	390,339
Equinor ASA 7.75%, due 6/15/23	240,000	286,964
Exxon Mobil Corp. 3.043%, due 3/1/26	300,000	316,909
Hess Corp. 7.30%, due 8/15/31	135,000	170,098
Marathon Petroleum Corp. 5.125%, due 3/1/21	650,000	676,622
Occidental Petroleum Corp.
3.125%, due 2/15/22	330,000	335,487
5.55%, due 3/15/26	380,000	431,447
Petroleos Mexicanos 6.625%, due 6/15/35	425,000	432,884
Shell International Finance B.V. 3.75%, due 9/12/46	170,000	189,355
Suncor Energy, Inc. 6.50%, due 6/15/38	135,000	185,472

		5,020,803

Oil & Gas Services 0.1%
Halliburton Co. 3.80%, due 11/15/25	285,000	300,229

Pharmaceuticals 1.1%
AbbVie, Inc. 3.60%, due 5/14/25	545,000	571,910
Allergan Funding SCS 3.80%, due 3/15/25	380,000	399,732
AstraZeneca PLC 6.45%, due 9/15/37	135,000	190,656
Bayer U.S. Finance II LLC 4.40%, due 7/15/44 (a)	100,000	99,886

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Cigna Corp. 4.125%, due 11/15/25	$245,000	$265,352
GlaxoSmithKline Capital, Inc. 6.375%, due 5/15/38	240,000	351,268
Johnson & Johnson 3.55%, due 3/1/36	285,000	313,963
Merck & Co., Inc. 2.75%, due 2/10/25	330,000	342,609
Pfizer, Inc. 4.10%, due 9/15/38	40,000	46,634
Shire Acquisitions Investments Ireland DAC 2.875%, due 9/23/23	380,000	387,827
Wyeth LLC 6.00%, due 2/15/36	340,000	468,005

		3,437,842

Pipelines 0.8%
Energy Transfer Operating, L.P.
4.05%, due 3/15/25	475,000	498,717
5.20%, due 2/1/22	135,000	142,151
Enterprise Products Operating LLC Series B 6.875%, due 3/1/33	380,000	520,440
Kinder Morgan Energy Partners, L.P. 5.80%, due 3/15/35	555,000	650,680
Phillips 66 Partners, L.P. 4.68%, due 2/15/45	240,000	255,494
TransCanada PipeLines, Ltd. 5.85%, due 3/15/36	285,000	350,123
Williams Cos., Inc. 8.75%, due 3/15/32	114,000	162,980

		2,580,585

Real Estate Investment Trusts 0.2%
ERP Operating, L.P. 4.50%, due 6/1/45	285,000	344,821
Weyerhaeuser Co. 7.375%, due 3/15/32	135,000	188,704

		533,525

Retail 1.0%
CVS Health Corp.
4.30%, due 3/25/28	160,000	174,022
5.05%, due 3/25/48	380,000	438,000
6.25%, due 6/1/27	175,000	208,039
Home Depot, Inc. 5.875%, due 12/16/36	285,000	396,222
Lowe’s Cos., Inc. 4.05%, due 5/3/47	285,000	304,033
Macy’s Retail Holdings, Inc. 2.875%, due 2/15/23	225,000	223,576

	Principal Amount	Value
Retail (continued)
McDonald’s Corp.
3.375%, due 5/26/25	$380,000	$403,168
3.70%, due 1/30/26	135,000	145,763
Target Corp. 2.50%, due 4/15/26	120,000	123,454
Walgreens Boots Alliance, Inc. 3.45%, due 6/1/26	240,000	248,810
Walmart, Inc. 4.30%, due 4/22/44	380,000	467,579

		3,132,666

Semiconductors 0.2%
Applied Materials, Inc. 3.30%, due 4/1/27	100,000	106,842
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
2.20%, due 1/15/21	100,000	100,002
3.625%, due 1/15/24	285,000	293,409
QUALCOMM, Inc. 2.25%, due 5/20/20	150,000	150,123

		650,376

Software 0.8%
Fidelity National Information Services, Inc. 2.25%, due 8/15/21	327,000	328,104
Fiserv, Inc. 3.50%, due 10/1/22	100,000	104,272
Microsoft Corp. 4.25%, due 2/6/47	745,000	925,189
Oracle Corp. 2.95%, due 5/15/25	1,125,000	1,170,207

		2,527,772

Telecommunications 1.0%
America Movil S.A.B. de C.V. 3.125%, due 7/16/22	270,000	276,779
AT&T, Inc.
4.25%, due 3/1/27	20,000	21,966
4.35%, due 6/15/45	285,000	301,869
4.55%, due 3/9/49	6,000	6,456
5.15%, due 11/15/46	306,000	355,848
Cisco Systems, Inc.
3.625%, due 3/4/24	285,000	305,942
4.45%, due 1/15/20	380,000	381,980
Orange S.A. 9.00%, due 3/1/31	205,000	319,961
Telefonica Emisiones SAU 7.045%, due 6/20/36	135,000	187,217
Verizon Communications, Inc.
4.672%, due 3/15/55	398,000	488,937
4.862%, due 8/21/46	305,000	378,066

14	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Vodafone Group PLC
4.375%, due 5/30/28	$70,000	$77,773
7.875%, due 2/15/30	135,000	187,780

		3,290,574

Transportation 0.7%
Burlington Northern Santa Fe LLC 5.75%, due 5/1/40	425,000	575,060
CSX Transportation, Inc. 7.875%, due 5/15/43	135,000	209,520
FedEx Corp. 3.20%, due 2/1/25	425,000	441,457
Norfolk Southern Corp. 3.40%, due 11/1/49	300,000	300,406
Union Pacific Corp. 2.75%, due 3/1/26	475,000	485,777
United Parcel Service, Inc. 3.40%, due 11/15/46	135,000	138,621

		2,150,841

Water 0.1%
American Water Capital Corp. 4.30%, due 12/1/42	150,000	171,293

Total Corporate Bonds (Cost $65,292,411)		71,230,619

Foreign Government Bonds 1.6%
Canada 0.2%
Province of Quebec Canada
2.50%, due 4/20/26	480,000	498,549
Series NJ 7.50%, due 7/15/23	120,000	143,851

		642,400

Colombia 0.2%
Colombia Government International Bond
4.00%, due 2/26/24	500,000	528,310
5.00%, due 6/15/45	200,000	232,800

		761,110

Mexico 0.3%
Mexico Government International Bond
4.15%, due 3/28/27	400,000	428,604
4.75%, due 3/8/44	540,000	588,330

		1,016,934

Panama 0.2%
Panama Government International Bond 3.75%, due 3/16/25	555,000	586,224

	Principal Amount	Value
Peru 0.1%
Peruvian Government International Bond 7.35%, due 7/21/25	$235,000	$298,100

Philippines 0.2%
Philippine Government International Bond 4.20%, due 1/21/24	500,000	540,218

Poland 0.2%
Poland Government International Bond 3.00%, due 3/17/23	690,000	711,569

Republic of Korea 0.2%
Korea Development Bank 3.25%, due 2/19/24	630,000	658,972

Total Foreign Government Bonds (Cost $4,902,816)		5,215,527

Mortgage-Backed Securities 1.9%
Agency (Collateralized Mortgage Obligations) 0.6%
FHLMC Multifamily Structured Pass-Through Certificates
Series K031, Class A2 3.30%, due 4/25/23 (d)	800,000	834,899
Series K039, Class A2 3.303%, due 7/25/24	800,000	845,027

		1,679,926

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.3%
Bank Series 2018-BN14, Class A3 3.966%, due 9/15/60	600,000	671,114
Benchmark Mortgage Trust Series 2018-B5, Class A4 4.208%, due 7/15/51	800,000	908,283
COMM Mortgage Trust Series 2014-CR17, Class A5 3.977%, due 5/10/47	700,000	751,505
GS Mortgage Securities Trust Series 2018-GS9, Class A4 3.992%, due 3/10/51 (d)	600,000	668,908
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C12, Class A4 4.259%, due 10/15/46 (d)	600,000	645,057
Morgan Stanley Capital I Trust Series 2018-H3, Class A4 3.914%, due 7/15/51	500,000	554,807

		4,199,674

Total Mortgage-Backed Securities (Cost $5,530,871)		5,879,600

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Municipal Bonds 0.3%
Texas 0.3%
Texas Transportation Commission State Highway Fund, Revenue Bonds 5.178%, due 4/1/30	$900,000	$1,101,105

Total Municipal Bonds (Cost $1,038,602)		1,101,105

U.S. Government & Federal Agencies 66.8%
Federal Home Loan Bank 0.3%
3.25%, due 11/16/28	925,000	1,030,010

Federal Home Loan Mortgage Corporation 0.3%
2.375%, due 1/13/22	1,000,000	1,017,314

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 5.7%
2.50%, due 6/1/28	228,343	232,059
2.50%, due 1/1/31	275,040	278,766
2.50%, due 12/1/31	68,627	69,559
2.50%, due 2/1/33	335,595	340,154
2.50%, due 4/1/33	172,377	174,719
2.50%, due 6/1/33	270,599	274,275
3.00%, due 2/1/27	92,474	95,203
3.00%, due 9/1/30	234,956	241,810
3.00%, due 9/1/32	73,194	75,199
3.00%, due 12/1/32	77,679	79,809
3.00%, due 1/1/33	164,619	169,130
3.00%, due 5/1/33	166,558	171,123
3.00%, due 8/1/33	87,587	89,820
3.00%, due 9/1/33	150,295	154,043
3.00%, due 11/1/37	235,045	241,806
3.00%, due 12/1/37	83,487	85,689
3.00%, due 8/1/43	498,758	514,651
3.00%, due 4/1/45	312,554	321,624
3.00%, due 4/1/46	172,920	177,788
3.00%, due 7/1/46	144,538	148,598
3.00%, due 9/1/46	223,149	229,609
3.00%, due 10/1/46	179,704	184,629
3.00%, due 11/1/46	228,658	234,829
3.00%, due 1/1/47	78,814	80,925
3.00%, due 1/1/48	640,996	655,160
3.00%, due 2/1/48	626,713	640,133
3.00%, due 3/1/48	369,923	377,755
3.50%, due 4/1/26	118,928	123,205
3.50%, due 4/1/32	109,695	113,931
3.50%, due 7/1/33	130,803	135,956
3.50%, due 9/1/33	75,607	78,423
3.50%, due 1/1/38	165,707	171,844
3.50%, due 4/1/41	123,297	129,473
3.50%, due 3/1/42	188,409	197,857
3.50%, due 4/1/42	270,292	283,823
3.50%, due 7/1/44	99,883	104,522

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.50%, due 2/1/45	$60,453	$63,117
3.50%, due 9/1/45	631,275	658,472
3.50%, due 4/1/46	184,741	192,626
3.50%, due 6/1/46	137,853	143,666
3.50%, due 12/1/46	69,251	72,050
3.50%, due 6/1/47	244,118	253,425
3.50%, due 9/1/47	163,348	169,480
3.50%, due 11/1/47	118,341	122,644
3.50%, due 12/1/47	346,871	360,333
3.50%, due 1/1/48	83,623	86,715
3.50%, due 3/1/48	451,963	468,040
3.50%, due 5/1/48	438,845	453,823
3.50%, due 9/1/48	660,814	680,215
4.00%, due 8/1/21	74,180	77,313
4.00%, due 2/1/31	81,683	86,496
4.00%, due 7/1/39	209,126	223,867
4.00%, due 12/1/40	146,684	157,046
4.00%, due 2/1/41	110,947	118,776
4.00%, due 5/1/44	321,291	339,841
4.00%, due 8/1/45	143,643	151,933
4.00%, due 9/1/45	47,211	49,937
4.00%, due 4/1/47	231,694	243,423
4.00%, due 6/1/47	73,437	77,133
4.00%, due 10/1/47	119,333	125,264
4.00%, due 12/1/47	749,980	786,534
4.00%, due 1/1/48	162,094	170,566
4.00%, due 5/1/48	239,005	250,664
4.00%, due 9/1/48	759,907	789,865
4.00%, due 10/1/48	230,736	239,900
4.00%, due 12/1/48	377,314	392,061
4.50%, due 6/1/34	5,951	6,259
4.50%, due 6/1/35	32,011	34,710
4.50%, due 8/1/35	43,840	47,563
4.50%, due 5/1/38	146,956	155,720
4.50%, due 7/1/39	3,697	4,008
4.50%, due 1/1/40	182,951	198,464
4.50%, due 8/1/40	151,677	164,530
4.50%, due 2/1/41	3,773	4,092
4.50%, due 11/1/47	153,319	161,942
4.50%, due 2/1/48	149,502	157,728
4.50%, due 5/1/48	225,583	237,627
4.50%, due 6/1/48	148,518	156,073
4.50%, due 7/1/48	73,746	77,534
4.50%, due 8/1/48	374,846	394,900
5.00%, due 8/1/35	144,694	159,909
5.00%, due 6/1/37	53,337	58,855
5.00%, due 3/1/47	176,799	189,689
5.50%, due 9/1/35	38,082	42,832
5.50%, due 4/1/37	39,731	44,693
5.50%, due 4/1/38	34,885	39,216
5.50%, due 8/1/38	30,899	34,726

16	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
6.00%, due 5/1/40	$58,924	$67,804
6.50%, due 11/1/25	449	501
6.50%, due 5/1/26	605	674
6.50%, due 3/1/27	930	1,037
6.50%, due 5/1/31	2,427	2,705
6.50%, due 8/1/31	1,112	1,246
6.50%, due 1/1/32	9,935	11,123
6.50%, due 3/1/32	5,588	6,227
6.50%, due 4/1/32	3,954	4,458
6.50%, due 7/1/32	6,125	6,826
6.50%, due 9/1/37	10,332	11,665
7.00%, due 4/1/26	1,330	1,473
7.00%, due 7/1/26	157	169
7.00%, due 12/1/27	1,695	1,854
7.00%, due 1/1/30	220	232
7.50%, due 1/1/26	191	208
7.50%, due 2/1/32	8,393	9,808
8.00%, due 7/1/26	63	70

		18,182,274

Federal National Mortgage Association 0.6%
1.375%, due 9/6/22	450,000	447,524
1.625%, due 1/21/20	250,000	249,989
1.875%, due 9/24/26	850,000	862,072
6.21%, due 8/6/38	275,000	432,980

		1,992,565

Federal National Mortgage Association (Mortgage Pass-Through Securities) 12.1%
2.50%, due 2/1/28	236,590	239,671
2.50%, due 9/1/28	81,056	82,110
2.50%, due 6/1/31	117,885	119,420
2.50%, due 9/1/31	67,322	68,200
2.50%, due 10/1/31	77,303	78,313
2.50%, due 12/1/31	68,560	69,455
2.50%, due 1/1/32	146,067	147,966
2.50%, due 8/1/32	241,218	244,130
2.50%, due 11/1/32	250,741	254,012
2.50%, due 5/1/43	118,387	118,454
3.00%, due 8/1/21	43,921	44,953
3.00%, due 11/1/23	63,186	64,670
3.00%, due 12/1/24	37,369	38,246
3.00%, due 4/1/25	53,699	54,961
3.00%, due 2/1/29	75,466	77,616
3.00%, due 8/1/30	140,963	144,995
3.00%, due 4/1/31	106,089	109,114
3.00%, due 3/1/32	68,131	69,950
3.00%, due 6/1/32	58,851	60,357
3.00%, due 12/1/32	75,852	77,882
3.00%, due 1/1/33	183,296	188,218

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.00%, due 9/1/33	$198,187	$202,956
3.00%, due 9/1/34	1,462,020	1,497,866
3.00%, due 4/1/35	201,476	207,174
3.00%, due 6/1/36	281,371	289,350
3.00%, due 9/1/42	1,034,628	1,067,264
3.00%, due 8/1/43	640,656	660,538
3.00%, due 9/1/43	606,254	625,069
3.00%, due 9/1/45	191,504	196,929
3.00%, due 7/1/46	144,337	148,352
3.00%, due 9/1/46	241,861	248,441
3.00%, due 11/1/46	388,834	399,127
3.00%, due 12/1/46	68,535	69,842
3.00%, due 1/1/47	65,277	67,012
3.00%, due 8/1/47	843,362	868,346
3.00%, due 10/1/47	698,288	713,601
3.00%, due 9/1/49	1,734,912	1,764,665
3.50%, due 2/1/21	13,204	13,668
3.50%, due 11/1/25	86,717	89,783
3.50%, due 11/1/27	45,925	47,846
3.50%, due 7/1/29	32,127	33,393
3.50%, due 5/1/31	170,785	177,822
3.50%, due 5/1/33	164,180	170,559
3.50%, due 6/1/33	154,075	159,690
3.50%, due 9/1/33	150,900	156,313
3.50%, due 12/1/40	147,465	154,742
3.50%, due 12/1/41	141,103	148,064
3.50%, due 3/1/42	332,846	349,321
3.50%, due 10/1/43	311,337	326,474
3.50%, due 11/1/43	131,892	138,371
3.50%, due 1/1/44	143,647	150,695
3.50%, due 5/1/45	645,322	683,980
3.50%, due 8/1/45	593,180	618,323
3.50%, due 9/1/45	134,263	139,951
3.50%, due 10/1/45	55,419	57,770
3.50%, due 11/1/45	126,005	131,351
3.50%, due 1/1/46	131,465	137,024
3.50%, due 2/1/46	206,213	214,934
3.50%, due 3/1/46	107,326	111,880
3.50%, due 4/1/46	192,732	200,867
3.50%, due 9/1/46	510,859	539,196
3.50%, due 7/1/47	84,983	88,144
3.50%, due 10/1/47	213,992	221,641
3.50%, due 11/1/47	1,508,437	1,563,734
3.50%, due 12/1/47	164,977	171,104
3.50%, due 1/1/48	85,622	88,670
3.50%, due 3/1/48	486,545	503,470
3.50%, due 4/1/48	553,999	572,649
3.50%, due 5/1/48	350,708	360,535
3.50%, due 10/1/48	300,140	309,187
3.50%, due 9/1/49	3,904,272	4,009,699

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 3/1/22	$28,625	$29,821
4.00%, due 12/1/24	165,286	172,298
4.00%, due 3/1/25	45,819	47,745
4.00%, due 1/1/31	71,927	76,180
4.00%, due 8/1/38	321,866	336,089
4.00%, due 6/1/39	187,197	200,208
4.00%, due 12/1/39	239,613	256,253
4.00%, due 9/1/40	196,010	209,732
4.00%, due 3/1/41	334,987	358,449
4.00%, due 11/1/44	177,246	187,362
4.00%, due 11/1/45	108,878	115,093
4.00%, due 12/1/45	99,459	105,133
4.00%, due 6/1/46	101,385	106,993
4.00%, due 7/1/46	44,697	47,084
4.00%, due 9/1/46	145,288	152,792
4.00%, due 4/1/47	44,924	47,151
4.00%, due 5/1/47	335,551	352,562
4.00%, due 9/1/47	78,113	81,923
4.00%, due 10/1/47	146,207	153,428
4.00%, due 11/1/47	240,379	252,307
4.00%, due 1/1/48	587,811	615,007
4.00%, due 6/1/48	878,122	914,574
4.00%, due 7/1/48	802,950	835,114
4.00%, due 8/1/48	77,822	80,719
4.00%, due 9/1/48	804,580	837,640
4.00%, due 10/1/48	159,603	165,813
4.00%, due 1/1/49	233,238	241,750
4.00%, due 9/1/49	1,778,825	1,851,394
4.50%, due 11/1/22	636	656
4.50%, due 4/1/24	12,957	13,352
4.50%, due 3/1/30	70,769	75,789
4.50%, due 3/1/40	348,381	377,655
4.50%, due 4/1/41	85,906	90,046
4.50%, due 9/1/41	62,588	67,573
4.50%, due 8/1/44	68,358	73,938
4.50%, due 11/1/44	56,526	60,701
4.50%, due 7/1/46	70,932	75,304
4.50%, due 5/1/47	64,216	67,813
4.50%, due 7/1/47	52,796	55,779
4.50%, due 8/1/47	113,535	120,285
4.50%, due 2/1/48	376,709	396,940
4.50%, due 4/1/48	130,930	137,702
4.50%, due 5/1/48	155,500	164,038
4.50%, due 6/1/48	185,245	195,561
4.50%, due 8/1/48	221,366	233,400
4.50%, due 11/1/48	240,987	253,651
4.50%, due 12/1/48	92,351	97,305
4.50%, due 9/1/49	988,379	1,041,527
5.00%, due 8/1/31	113,948	121,637

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 7/1/35	$79,823	$88,119
5.00%, due 7/1/37	129,488	142,948
5.00%, due 8/1/38	46,552	51,401
5.00%, due 1/1/48	320,158	348,268
5.00%, due 4/1/48	71,794	77,507
5.00%, due 5/1/48	151,283	161,964
5.50%, due 5/1/35	51,941	56,430
5.50%, due 11/1/36	12,933	14,513
5.50%, due 8/1/37	101,755	114,492
5.50%, due 9/1/48	360,876	389,553
6.00%, due 7/1/36	27,165	30,045
6.00%, due 12/1/36	11,907	13,699
6.00%, due 4/1/37	37,318	42,943
6.00%, due 8/1/37	13,089	15,010
6.00%, due 12/1/37	46,422	53,125
6.50%, due 8/1/32	17,862	20,029
6.50%, due 8/1/35	12,794	14,251
6.50%, due 8/1/36	245	273
6.50%, due 8/1/37	2,678	2,983
6.50%, due 10/1/37	459	513
6.50%, due 11/1/37	6,193	6,898
6.50%, due 12/1/37	10,230	11,835
7.50%, due 7/1/30	3,641	3,735
7.50%, due 7/1/31	10,433	11,630
8.00%, due 6/1/25	39	42
8.00%, due 9/1/25	379	409
8.00%, due 9/1/26	1,506	1,681
8.00%, due 10/1/26	55	56
8.00%, due 11/1/26	128	128

		38,445,821

Government National Mortgage Association (Mortgage Pass-Through Securities) 7.3%
2.50%, due 1/20/47	76,459	77,461
3.00%, due 1/20/43	203,403	211,121
3.00%, due 8/15/43	39,517	40,814
3.00%, due 8/20/43	388,263	402,820
3.00%, due 9/15/43	89,949	92,901
3.00%, due 3/20/45	98,824	102,249
3.00%, due 7/20/45	161,585	167,201
3.00%, due 2/20/46	67,686	70,034
3.00%, due 8/20/46	675,949	699,085
3.00%, due 9/20/46	287,900	297,904
3.00%, due 10/20/46	824,403	852,489
3.00%, due 11/20/46	75,415	77,979
3.00%, due 12/15/46	185,573	191,510
3.00%, due 12/20/46	213,629	220,996
3.00%, due 5/20/47	53,327	55,103
3.00%, due 12/20/47	450,715	464,499
3.00%, due 3/20/48	541,758	558,260
3.00%, due 6/1/49 TBA (e)	500,000	514,687

18	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 6/20/42	$299,340	$318,035
3.50%, due 4/15/43	130,384	137,519
3.50%, due 8/20/43	138,983	147,371
3.50%, due 11/20/43	384,079	406,445
3.50%, due 4/20/45	177,713	186,485
3.50%, due 7/20/45	299,528	314,347
3.50%, due 11/20/45	330,256	346,586
3.50%, due 12/20/45	417,185	438,700
3.50%, due 1/20/46	153,293	160,867
3.50%, due 11/20/46	188,486	197,054
3.50%, due 1/20/47	1,210,402	1,262,759
3.50%, due 5/20/47	732,113	763,185
3.50%, due 9/20/47	827,987	862,327
3.50%, due 10/20/47	1,017,115	1,059,283
3.50%, due 5/15/48	70,080	73,072
3.50%, due 9/20/48	80,479	83,557
3.50%, due 11/20/48	86,103	89,396
3.50%, due 11/30/49 TBA (e)	1,500,000	1,556,719
4.00%, due 9/15/40	135,656	144,952
4.00%, due 12/15/41	54,219	57,902
4.00%, due 1/20/42	431,551	460,032
4.00%, due 10/20/43	87,312	93,058
4.00%, due 8/20/44	198,651	211,497
4.00%, due 4/20/45	74,818	79,528
4.00%, due 12/20/45	42,097	44,724
4.00%, due 1/20/46	42,325	44,966
4.00%, due 2/20/46	42,097	44,725
4.00%, due 2/20/47	62,132	65,015
4.00%, due 4/20/47	145,026	152,546
4.00%, due 5/20/47	70,619	74,101
4.00%, due 7/20/47	70,092	73,548
4.00%, due 11/20/47	568,759	596,798
4.00%, due 12/20/47	295,174	309,764
4.00%, due 5/20/48	223,241	232,975
4.00%, due 8/20/48	686,342	716,071
4.00%, due 9/20/48	381,947	398,235
4.00%, due 7/20/49	2,231,782	2,327,075
4.50%, due 4/15/39	102,564	111,650
4.50%, due 5/20/39	100,011	108,143
4.50%, due 6/20/40	68,360	73,912
4.50%, due 9/15/40	41,529	45,443
4.50%, due 7/20/41	116,004	125,464
4.50%, due 9/20/43	68,751	73,865
4.50%, due 5/20/47	54,284	57,127
4.50%, due 8/15/47	71,503	77,789
4.50%, due 11/15/47	170,217	181,706
4.50%, due 11/20/47	197,729	209,714
4.50%, due 1/20/48	325,027	341,662
4.50%, due 4/20/48	136,157	143,596

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 5/20/48	$265,814	$279,373
4.50%, due 6/20/48	140,978	148,437
4.50%, due 8/20/48	275,193	289,620
5.00%, due 4/20/33	23,929	26,311
5.00%, due 8/15/33	23,714	25,636
5.00%, due 6/20/36	1,551	1,719
5.00%, due 8/15/39	78,992	88,561
5.00%, due 9/20/40	127,867	141,535
5.00%, due 11/15/47	90,457	96,986
5.00%, due 11/20/47	72,272	77,672
5.00%, due 3/20/48	58,709	62,363
5.00%, due 6/20/48	185,155	196,539
5.00%, due 8/20/48	129,493	137,400
5.50%, due 3/15/33	73,332	82,324
5.50%, due 7/20/34	25,878	29,149
5.50%, due 12/20/35	44,949	50,553
6.00%, due 3/20/29	7,406	8,274
6.00%, due 12/15/32	5,487	6,174
6.00%, due 1/20/35	23,225	26,629
6.50%, due 6/15/35	488	560
8.00%, due 6/15/26	61	66
8.00%, due 10/15/26	55	56
8.00%, due 5/15/27	46	46
8.00%, due 7/15/27	135	138
8.00%, due 9/15/27	169	183
8.50%, due 7/15/26	435	481
8.50%, due 11/15/26	3,797	3,820

		22,959,008

United States Treasury Bonds 6.8%
2.75%, due 8/15/47	2,400,000	2,685,000
2.875%, due 5/15/49	3,210,000	3,698,773
3.00%, due 11/15/44	1,485,000	1,724,746
3.00%, due 11/15/45	75,000	87,472
3.00%, due 5/15/47	585,000	684,998
3.00%, due 2/15/48	3,110,000	3,649,755
3.00%, due 8/15/48	125,000	146,938
3.00%, due 2/15/49	1,080,000	1,273,219
3.125%, due 5/15/48	2,225,000	2,673,737
3.375%, due 5/15/44	250,000	307,978
3.375%, due 11/15/48	775,000	976,228
4.50%, due 2/15/36	2,700,000	3,698,473

		21,607,317

United States Treasury Notes 33.7%
1.125%, due 6/30/21	915,000	908,102
1.25%, due 8/31/24	5,000	4,938
1.375%, due 3/31/20	50,000	49,949
1.375%, due 9/15/20	475,000	474,128
1.375%, due 10/15/22	2,000,000	1,991,796
1.50%, due 6/15/20	250,000	249,873

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
1.50%, due 7/15/20	$275,000	$274,774
1.50%, due 8/15/20	3,550,000	3,546,811
1.50%, due 8/15/22	5,100,000	5,098,406
1.50%, due 9/15/22	4,500,000	4,499,121
1.50%, due 2/28/23	75,000	74,941
1.50%, due 10/31/24	2,000,000	1,997,891
1.625%, due 10/15/20	1,200,000	1,200,469
1.625%, due 8/31/22	325,000	325,952
1.625%, due 4/30/23	400,000	401,375
1.625%, due 9/30/26	2,000,000	2,002,109
1.625%, due 8/15/29	3,250,000	3,230,576
1.75%, due 11/15/20	950,000	951,225
1.75%, due 7/31/21	8,600,000	8,626,203
1.75%, due 6/15/22	950,000	955,789
1.75%, due 7/15/22	3,470,000	3,490,468
1.75%, due 7/31/24	2,645,000	2,671,760
1.875%, due 12/15/20	1,800,000	1,805,203
1.875%, due 1/31/22	400,000	402,875
1.875%, due 7/31/22	950,000	958,869
1.875%, due 9/30/22	925,000	934,575
2.00%, due 10/31/22	675,000	684,439
2.00%, due 11/30/22	75,000	76,064
2.125%, due 5/31/21	850,000	857,072
2.125%, due 6/30/21	1,200,000	1,210,734
2.125%, due 5/15/22	800,000	811,719
2.125%, due 12/31/22	225,000	229,201
2.125%, due 5/15/25	1,485,000	1,528,448
2.125%, due 5/31/26	3,895,000	4,021,588
2.25%, due 3/31/20	250,000	250,654
2.25%, due 2/15/21	75,000	75,624
2.25%, due 3/31/21	200,000	201,820
2.25%, due 4/15/22	200,000	203,422
2.25%, due 11/15/25	4,460,000	4,629,166
2.25%, due 11/15/27	50,000	52,318
2.375%, due 4/15/21	1,675,000	1,693,582
2.375%, due 4/30/26	775,000	812,024
2.375%, due 5/15/29	1,115,000	1,182,292
2.50%, due 6/30/20	1,000,000	1,005,625
2.50%, due 1/15/22	1,000,000	1,020,547
2.50%, due 2/15/22	3,225,000	3,294,161
2.625%, due 8/31/20	750,000	756,271
2.625%, due 7/15/21	3,435,000	3,494,710
2.625%, due 6/30/23	925,000	961,241
2.625%, due 2/15/29	150,000	162,176
2.75%, due 9/30/20	3,550,000	3,586,055
2.75%, due 8/15/21	2,400,000	2,449,219
2.75%, due 9/15/21	1,550,000	1,583,906
2.75%, due 4/30/23	2,000,000	2,082,969
2.75%, due 5/31/23	1,000,000	1,042,383
2.75%, due 7/31/23	3,520,000	3,676,063
2.75%, due 8/31/23	450,000	470,373

	Principal Amount	Value
United States Treasury Notes (continued)
2.75%, due 6/30/25	$400,000	$425,313
2.75%, due 2/15/28	1,000,000	1,085,508
2.875%, due 10/31/20	900,000	911,039
2.875%, due 10/15/21	750,000	768,867
2.875%, due 11/15/21	5,650,000	5,798,975
2.875%, due 4/30/25	2,450,000	2,618,438
2.875%, due 5/31/25	175,000	187,141
2.875%, due 7/31/25	1,700,000	1,820,793
2.875%, due 5/15/28	550,000	603,303
2.875%, due 8/15/28	425,000	466,869
3.00%, due 9/30/25	125,000	134,946
3.125%, due 11/15/28	725,000	812,991

		106,868,227

Total U.S. Government & Federal Agencies (Cost $205,458,674)		212,102,536

Total Long-Term Bonds (Cost $284,104,341)		297,434,459

	Shares
Exchange-Traded Funds 4.7%
iShares Intermediate-Term Corporate Bond ETF	122,771	7,137,906
iShares Long-Term Corporate Bond ETF	97,585	6,495,258
iShares Short-Term Corporate Bond ETF	22,785	1,225,377

Total Exchange-Traded Funds (Cost $14,629,130)		14,858,541

	Principal Amount
Short-Term Investments 2.4%
Commercial Paper 0.3%
Home Depot, Inc. 1.572%, due 11/1/19 (a)(f)	$1,000,000	1,000,000

Total Commercial Paper (Cost $1,000,000)		1,000,000

Repurchase Agreement 0.5%
RBC Capital Markets 1.71%, dated 10/31/19 due 11/1/19 Proceeds at Maturity $1,592,076 (Collateralized by United States Treasury Note with a rate of 0.50% and a maturity date of 1/15/28, with a Principal Amount of $1,520,000. and a Market Value of $1,624,002)	1,592,000	1,592,000

Total Repurchase Agreement (Cost $1,592,000)		1,592,000

20	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investments (continued)
U.S. Government 1.6%
United States Treasury Bills 1.706%, due 11/12/19 (f)(h)	$5,000,000	$4,997,432

Total U.S. Government (Cost $4,997,432)		4,997,432

	Shares
Unaffiliated Investment Company 0.0%‡
State Street Navigator Securities Lending Government Money Market Portfolio,1.75% (g)(h)	13,320	13,320

Total Unaffiliated Investment Company (Cost $13,320)		13,320

Total Short-Term Investments (Cost $7,602,752)		7,602,752

Total Investments (Cost $306,336,223)	100.7%	319,895,752
Other Assets, Less Liabilities	(0.7)	(2,281,298)
Net Assets	100.0%	$317,614,454
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2019.

(c)

All or a portion of this security was held on loan. As of October 31, 2019, the aggregate market value of securities on loan was $13,097. The Fund received cash collateral with a value of $13,320 (See Note 2(J)).

(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(e)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of October 31, 2019, the total net market value of these securities was $2,071,406, which represented 0.7% of the Fund’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(f)	Interest rate shown represents yield to maturity.

(g)	Represents security purchased with cash collateral received for securities on loan.

(h)	Current yield as of October 31, 2019.

Futures Contracts

As of October 31, 2019, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts

5-Year United States Treasury Note	104	December 2019	$12,461,713	$12,397,125	$(64,588)
10-Year United States Treasury Note	34	December 2019	4,463,802	4,430,094	(33,708)
10-Year United States Treasury Ultra Note	27	December 2019	3,873,235	3,836,953	(36,282)
United States Treasury Ultra Bond	29	December 2019	5,624,648	5,502,750	(121,898)

Total Long Contracts					(256,476)

Short Contracts

2-Year United States Treasury Note	(37)	December 2019	(8,001,132)	(7,977,258)	23,874
United States Treasury Long Bond	(30)	December 2019	(4,924,867)	(4,841,250)	83,617

Total Short Contracts					107,491

Net Unrealized Depreciation					$(148,985)

1.	As of October 31, 2019, cash in the amount of $245,305 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2019.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FHLMC—Federal Home Loan Mortgage Corp.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2019 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$1,905,072	$—	$1,905,072
Corporate Bonds	—	71,230,619	—	71,230,619
Foreign Government Bonds	—	5,215,527	—	5,215,527
Mortgage-Backed Securities	—	5,879,600	—	5,879,600
Municipal Bonds	—	1,101,105	—	1,101,105
U.S. Government & Federal Agencies	—	212,102,536	—	212,102,536

Total Long-Term Bonds	—	297,434,459	—	297,434,459

Exchange-Traded Funds	14,858,541	—	—	14,858,541
Short-Term Investments
Commercial Paper	—	1,000,000	—	1,000,000
Repurchase Agreement	—	1,592,000	—	1,592,000
U.S. Government	—	4,997,432	—	4,997,432
Unaffiliated Investment Company	13,320	—	—	13,320

Total Short-Term Investments	13,320	7,589,432	—	7,602,752

Total Investments in Securities	14,871,861	305,023,891	—	319,895,752

Other Financial Instruments
Futures Contracts (b)	107,491	—	—	107,491

Total Investments in Securities and Other Financial Instruments	$14,979,352	$305,023,891	$—	$320,003,243

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(256,476)	$—	$—	$(256,476)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

22	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $306,336,223) including securities on loan of $13,097	$319,895,752
Cash collateral on deposit at broker for futures contracts	245,305
Cash	29,493
Receivables:
Investment securities sold	2,168,110
Interest	1,755,075
Fund shares sold	94,222
Variation margin on futures contracts	79,280
Securities lending	1,044
Other assets	15,283

Total assets	324,283,564

Liabilities
Cash collateral received for securities on loan	13,320
Payables:
Investment securities purchased	6,494,541
Manager (See Note 3)	66,959
Fund shares redeemed	21,687
Custodian	21,186
Professional fees	18,981
Transfer agent (See Note 3)	10,936
Shareholder communication	8,172
NYLIFE Distributors (See Note 3)	5,659
Trustees	554
Accrued expenses	5,303
Dividend payable	1,812

Total liabilities	6,669,110

Net assets	$317,614,454

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$29,095
Additional paid-in capital	302,782,586

302,811,681
Total distributable earnings (loss)	14,802,773

Net assets	$317,614,454

Class A
Net assets applicable to outstanding shares	$23,770,765

Shares of beneficial interest outstanding	2,179,622

Net asset value per share outstanding	$10.91
Maximum sales charge (3.00% of offering price)	0.34

Maximum offering price per share outstanding	$11.25

Investor Class
Net assets applicable to outstanding shares	$3,432,648

Shares of beneficial interest outstanding	312,946

Net asset value per share outstanding	$10.97
Maximum sales charge (3.00% of offering price)	0.34

Maximum offering price per share outstanding	$11.31

Class I
Net assets applicable to outstanding shares	$290,411,041

Shares of beneficial interest outstanding	26,602,238

Net asset value and offering price per share outstanding	$10.92

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Interest	$8,772,270
Dividends	150,815
Securities lending	16,826

Total income	8,939,911

Expenses
Manager (See Note 3)	717,681
Professional fees	81,539
Transfer agent (See Note 3)	68,985
Custodian	60,767
Distribution/Service—Class A (See Note 3)	48,418
Distribution/Service—Investor Class (See Note 3)	7,915
Registration	51,403
Shareholder communication	17,273
Trustees	7,253
Miscellaneous	17,042

Total expenses before waiver/reimbursement	1,078,276
Expense waiver/reimbursement from Manager (See Note 3)	(6,176)

Net expenses	1,072,100

Net investment income (loss)	7,867,811

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	1,593,695
Futures transactions	973,547

Net realized gain (loss) on investments and futures transactions	2,567,242

Net change in unrealized appreciation (depreciation) on:
Investments	19,326,528
Futures contracts	(60,635)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	19,265,893

Net realized and unrealized gain (loss) on investments and futures transactions	21,833,135

Net increase (decrease) in net assets resulting from operations	$29,700,946

24	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,867,811	$4,685,591
Net realized gain (loss) on investments and futures transactions	2,567,242	(1,123,271)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	19,265,893	(8,403,303)

Net increase (decrease) in net assets resulting from operations	29,700,946	(4,840,983)

Distributions to shareholders:
Class A	(488,355)	(524,171)
Investor Class	(69,074)	(67,150)
Class I	(7,301,040)	(4,675,913)

Total distributions to shareholders	(7,858,469)	(5,267,234)

Capital share transactions:
Net proceeds from sale of shares	119,650,475	236,043,152
Net asset value of shares issued to shareholders in reinvestment of distributions	7,832,437	5,215,595
Cost of shares redeemed	(137,283,689)	(60,679,628)

Increase (decrease) in net assets derived from capital share transactions	(9,800,777)	180,579,119

Net increase (decrease) in net assets	12,041,700	170,470,902

Net Assets
Beginning of year	305,572,754	135,101,852

End of year	$317,614,454	$305,572,754

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019	2018	2017	2016		2015

Net asset value at beginning of year	$10.09	$10.66	$11.01	$10.99		$11.12

Net investment income (loss)	0.27	0.24	0.23	0.23		0.23

Net realized and unrealized gain (loss) on investments	0.82	(0.54)	(0.22)	0.14		(0.08)

Total from investment operations	1.09	(0.30)	0.01	0.37		0.15

Less dividends and distributions:

From net investment income	(0.27)	(0.24)	(0.23)	(0.24)		(0.25)

From net realized gain on investments	—	(0.03)	(0.13)	(0.11)		(0.03)

Total dividends and distributions	(0.27)	(0.27)	(0.36)	(0.35)		(0.28)

Net asset value at end of year	$10.91	$10.09	$10.66	$11.01		$10.99

Total investment return (a)	10.77%	(2.82%)	0.23%	3.50%		1.34%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.50%	2.26%	2.13%	2.09	%(b)	2.00%

Net expenses (c)	0.60%	0.63%	0.71%	0.67	%(d)	0.74%

Portfolio turnover rate (e)	75%	103%	89%	89%		155%

Net assets at end of year (in 000’s)	$23,771	$17,506	$22,258	$36,822		$38,662

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.01%.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Without the custody fee reimbursement, net expenses would have been 0.75%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 72%, 72%, 82%, 76% and 90% for the years ended October 31, 2019, 2018, 2017, 2016 and 2015 respectively.

	Year ended October 31,

Investor Class	2019	2018	2017	2016		2015

Net asset value at beginning of year	$10.15	$10.71	$11.06	$11.04		$11.17

Net investment income (loss)	0.23	0.21	0.22	0.21		0.21

Net realized and unrealized gain (loss) on investments	0.82	(0.53)	(0.23)	0.14		(0.08)

Total from investment operations	1.05	(0.32)	(0.01)	0.35		0.13

Less dividends and distributions:

From net investment income	(0.23)	(0.21)	(0.21)	(0.22)		(0.23)

From net realized gain on investments	—	(0.03)	(0.13)	(0.11)		(0.03)

Total dividends and distributions	(0.23)	(0.24)	(0.34)	(0.33)		(0.26)

Net asset value at end of year	$10.97	$10.15	$10.71	$11.06		$11.04

Total investment return (a)	10.46%	(2.99%)	(0.01%)	3.31%		1.16%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.18%	1.98%	1.92%	1.92	%(b)	1.82%

Net expenses (c)	0.92%	0.92%	0.92%	0.84	%(d)	0.92%

Expenses (before waiver/reimbursement) (c)	1.12%	1.13%	0.98%	0.98%		0.98%

Portfolio turnover rate (e)	75%	103%	89%	89%		155%

Net assets at end of year (in 000’s)	$3,433	$2,850	$3,094	$5,381		$4,617

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 1.84%.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Without the custody fee reimbursement, net expenses would have been 0.92%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 72%, 72%, 82%, 76% and 90% for the years ended October 31, 2019, 2018, 2017, 2016 and 2015 respectively.

26	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019	2018	2017	2016		2015

Net asset value at beginning of year	$10.10	$10.67	$11.02	$11.00		$11.13

Net investment income (loss)	0.29	0.25	0.28	0.27		0.26

Net realized and unrealized gain (loss) on investments	0.82	(0.52)	(0.23)	0.14		(0.08)

Total from investment operations	1.11	(0.27)	0.05	0.41		0.18

Less dividends and distributions:

From net investment income	(0.29)	(0.27)	(0.27)	(0.28)		(0.28)

From net realized gain on investments	—	(0.03)	(0.13)	(0.11)		(0.03)

Total dividends and distributions	(0.29)	(0.30)	(0.40)	(0.39)		(0.31)

Net asset value at end of year	$10.92	$10.10	$10.67	$11.02		$11.00

Total investment return (a)	11.14%	(2.57%)	0.53%	3.86%		1.69%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.77%	2.58%	2.44%	2.43	%(b)	2.33%

Net expenses (c)	0.35%	0.37%	0.40%	0.32	%(d)	0.40%

Expenses (before waiver/reimbursement) (c)	0.35%	0.37%	0.46%	0.50%		0.49%

Portfolio turnover rate (e)	75%	103%	89%	89%		155%

Net assets at end of year (in 000’s)	$290,411	$285,216	$109,750	$195,784		$244,618

(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.35%.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Without the custody fee reimbursement, net expenses would have been 0.40%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 72%, 72%, 82%, 76% and 90% for the years ended October 31, 2019, 2018, 2017, 2016 and 2015 respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Indexed Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has four classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 shares of the Fund were registered for sale effective as of February 28, 2017. As of October 31, 2019, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A and Investor Class shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund’s primary benchmark index.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

28	MainStay Indexed Bond Fund

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day. Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

29

Notes to Financial Statements (continued)

Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs, which are subject to management fees and other fees that may cause the costs of investing in ETFs to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2019, the repurchase agreements are shown in the Portfolio of Investments.

30	MainStay Indexed Bond Fund

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2019, open futures contracts are shown in the Portfolio of Investments.

(I)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund had securities on loan with an aggregate market value of $13,097 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $13,320.

(K)  Debt Securities Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money. The Fund is subject to interest-rate risk and its holdings in bonds can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

31

Notes to Financial Statements (continued)

The Fund may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as help manage the duration and yield curve of the portfolio.

Fair value of derivative instruments as of October 31, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$107,491	$107,491

Total Fair Value		$107,491	$107,491

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(256,476)	$(256,476)

Total Fair Value		$(256,476)	$(256,476)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$973,547	$973,547

Total Realized Gain (Loss)		$973,547	$973,547

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(60,635)	$(60,635)

Total Change in Unrealized Appreciation (Depreciation)		$(60,635)	$(60,635)

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Long	$19,463,081	$19,463,081
Futures Contracts Short	$(9,186,818)	$(9,186,818)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

32	MainStay Indexed Bond Fund

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the year ended October 31, 2019, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.25%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.82%; Investor Class, 0.92%; and Class I, 0.40%. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $717,681 and waived its fees and/or reimbursed expenses in the amount of $6,176 and paid the Subadvisor in the amount of $357,896.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $9,092 and $1,352, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $2,274.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$3,535
Investor Class	16,842
Class I	48,608

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$307,400,406	$12,592,442	$(97,096)	$12,495,346

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$1,719,792	$(304,243)	$(1,812)	$13,389,036	$14,802,773

33

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to tax treatment of derivative positions.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$(96,721)	$96,721

The reclassifications for the Fund are primarily due to equalization.

The Fund utilized $1,021,511 of capital loss carryforwards during the year ended October 31, 2019.

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$7,858,469	$4,793,604
Long-Term Capital Gain	—	473,630
Total	$7,858,469	$5,267,234

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of U.S. government securities were $186,172 and $182,184, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $25,829 and $32,619, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	889,253	$9,476,945
Shares issued to shareholders in reinvestment of dividends and distributions	45,055	476,236
Shares redeemed	(526,380)	(5,543,885)

Net increase (decrease) in shares outstanding before conversion	407,928	4,409,296
Shares converted into Class A (See Note 1)	47,384	507,755
Shares converted from Class A (See Note 1)	(10,638)	(113,035)

Net increase (decrease)	444,674	$4,804,016

Year ended October 31, 2018:
Shares sold	354,572	$3,680,025
Shares issued to shareholders in reinvestment of dividends and distributions	48,772	505,646
Shares redeemed	(761,164)	(7,903,587)

Net increase (decrease) in shares outstanding before conversion	(357,820)	(3,717,916)
Shares converted into Class A (See Note 1)	15,799	164,919
Shares converted from Class A (See Note 1)	(11,791)	(120,681)

Net increase (decrease)	(353,812)	$(3,673,678)

34	MainStay Indexed Bond Fund

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	129,029	$1,382,272
Shares issued to shareholders in reinvestment of dividends and distributions	6,338	67,304
Shares redeemed	(66,786)	(714,737)

Net increase (decrease) in shares outstanding before conversion	68,581	734,839
Shares converted into Investor Class (See Note 1)	10,585	113,035
Shares converted from Investor Class (See Note 1)	(47,137)	(507,755)

Net increase (decrease)	32,029	$340,119

Year ended October 31, 2018:
Shares sold	40,427	$420,964
Shares issued to shareholders in reinvestment of dividends and distributions	6,267	65,322
Shares redeemed	(50,583)	(528,523)

Net increase (decrease) in shares outstanding before conversion	(3,889)	(42,237)
Shares converted into Investor Class (See Note 1)	11,734	120,681
Shares converted from Investor Class (See Note 1)	(15,712)	(164,919)

Net increase (decrease)	(7,867)	$(86,475)

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	10,232,605	$108,791,258
Shares issued to shareholders in reinvestment of dividends and distributions	690,604	7,288,897
Shares redeemed	(12,560,727)	(131,025,067)

Net increase (decrease)	(1,637,518)	$(14,944,912)

Year ended October 31, 2018:
Shares sold	22,563,231	$231,942,163
Shares issued to shareholders in reinvestment of dividends and distributions	449,803	4,644,627
Shares redeemed	(5,062,324)	(52,247,518)

Net increase (decrease)	17,950,710	$184,339,272

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. At this time, management is evaluating the implications of the ASU and any impact on the financial statements has not yet been determined.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

At the October 1-3, 2019, Board of Trustees meeting of MainStay Funds Trust, the Board considered and approved several proposals for changes to the Fund. Those proposals included changing the Fund’s name to MainStay Short Term Bond Fund; changing the Fund’s investment objective; modifying the Fund’s principal investment strategies and principal risks; changing the Fund’s primary benchmark; and modifying the Fund’s non-fundamental “names rule” investment policy.

35

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Indexed Bond Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

36	MainStay Indexed Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

37

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

38	MainStay Indexed Bond Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

39

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

40	MainStay Indexed Bond Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

41

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1716014 MS159-19	MSIN11-12/19 (NYLIM) NL228

MainStay MacKay Total Return Bond Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	5.89 10.88%	1.85 2.79%	3.50 3.98%	0.90 0.90%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	5.76 10.74	1.80 2.74	3.41 3.89	1.05 1.05
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	4.85 9.85	1.59 1.96	3.12 3.12	1.80 1.80
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1/2/2004	8.84 9.84	1.96 1.96	3.11 3.11	1.80 1.80
Class I Shares	No Sales Charge		1/2/1991	11.20	3.13	4.32	0.65
Class R1 Shares	No Sales Charge		6/29/2012	10.98	3.01	3.12	0.75
Class R2 Shares	No Sales Charge		6/29/2012	10.82	2.75	2.86	1.00
Class R3 Shares	No Sales Charge		2/29/2016	10.44	3.77	N/A	1.24
Class R6 Shares	No Sales Charge		12/29/2014	11.27	3.35	N/A	0.53

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Bloomberg Barclays U.S. Aggregate Bond Index[4]	11.51%	3.24%	3.73%
Morningstar Intermediate Core-Plus Bond Category Average[5]	10.42	3.18	4.29

4.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Intermediate Core-Plus Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, but generally have greater flexibility than core offerings to hold non-core sectors such as corporate high yield, bank loan, emerging-markets debt, and non-U.S. currency exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Total Return Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Total Return Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,056.00	$4.56	$1,020.77	$4.48	0.88%

Investor Class Shares	$1,000.00	$1,054.80	$5.49	$1,019.86	$5.40	1.06%

Class B Shares	$1,000.00	$1,051.00	$9.36	$1,016.08	$9.20	1.81%

Class C Shares	$1,000.00	$1,051.00	$9.36	$1,016.08	$9.20	1.81%

Class I Shares	$1,000.00	$1,057.50	$3.11	$1,022.18	$3.06	0.60%

Class R1 Shares	$1,000.00	$1,055.90	$3.63	$1,021.68	$3.57	0.70%

Class R2 Shares	$1,000.00	$1,054.70	$4.92	$1,020.42	$4.84	0.95%

Class R3 Shares	$1,000.00	$1,053.40	$6.21	$1,019.16	$6.11	1.20%

Class R6 Shares	$1,000.00	$1,057.80	$2.75	$1,022.53	$2.70	0.53%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2019 (excluding short-term investments) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–6.50%, due 9/1/33–6/1/57

2.	United States Treasury Bonds, 2.875%–4.50%, due 5/15/38–5/15/49
3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.00%–6.50%, due 4/1/37–2/1/49

4.	Federal Home Loan Mortgage Corporation, 2.50%–3.50%, due 5/25/29–9/25/49

5.	United States Treasury Notes, 1.50%–1.625%, due 10/31/21–8/15/29

6.	Government National Mortgage Association, 2.75%–3.00%, due 1/16/40–6/20/49

7.	Morgan Stanley, 2.625%–6.25%, due 1/25/21–7/22/28

8.	Bank of America Corp, 3.248%–6.30%, due 1/11/23–12/20/28

9.	United States Treasury Inflation—Indexed Notes, 0.75%–0.875%, due 7/15/28–1/15/29

10.	Federal National Mortgage Association, 3.00%–3.50%, due 7/25/43–10/25/49

8	MainStay MacKay Total Return Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD,1 Stephen R. Cianci, CFA, and Neil Moriarty, III, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Total Return Bond Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay MacKay Total Return Bond Fund returned 11.20%, underperforming the 11.51% return of the Fund’s primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Over the same period, Class I shares outperformed the 10.42% return of the Morningstar Intermediate Core-Plus Bond Category Average.2

Were there any changes to the Fund during the reporting period?

Effective December 31, 2018, Louis Cohen no longer served as a portfolio manager of the Fund. Dan Roberts, Stephen Cianci and Neil Moriarty, III, continue to manage the Fund. For more information about this change refer to the supplement dated October 18, 2018.

What factors affected the Fund’s relative performance during the reporting period?

The reporting period got off to a tumultuous start, in large part due to a variety of political and economic developments, including, but not limited to, fears of weaker growth in China, Japan and the European Union; restrictive U.S. Federal Reserve (“Fed”) policy; the U.S. administration’s public criticism of the Fed; trade wars with China; and the uncertainty surrounding the U.K.’s Brexit negotiations to separate from the European Union.

At the beginning of 2019, the Fed reversed course on their rate policy and announced that the Fed funds benchmark rate had risen to a level consistent with its policy objectives. The market focused on the fact that not only was the Fed no longer tightening monetary policy, but it may reverse course and begin to cut rates. Indeed, over the ensuing months, the Fed cut rates three times. In an unusual set of circumstances, both Treasury securities and stocks rallied on the Fed’s pause and eventual loosening stance, reflecting cautious optimism regarding the durability of the current business cycle. Swayed by similar effects, corporate bond spreads3 tightened during the reporting period, as did spreads of credit-related securitized4 products (asset-backed and commercial mortgage-backed securities).

The Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index largely due to underweight exposure to long maturity Treasuries, which detracted from relative performance as Treasury yields fell.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund executed a Bunds/BTPS synthetic pairs trade using overseas Treasury futures. Specifically, the Fund shorted the 10-year Italian government bond (BTPS) and took an equivalent long position in the 10-year German Bund on the expectation that the yield gap between BTPS and Bunds would widen. In addition, the Fund employed U.S. Treasury futures for duration5 and yield-curve6 management. The use of these derivatives had a positive impact on performance.

What was the Fund’s duration strategy during the reporting period?

The Fund began the reporting period 0.2 years shorter in duration than the Bloomberg Barclays U.S. Aggregate Bond Index. Given the change in economic data during the reporting period, we chose to extend the Fund’s duration posture relative to the benchmark. As of October 31, 2019, the Fund had an effective duration of 5.95 years while benchmark duration was 5.81 years.

During the reporting period, which sectors were the strongest contributors to the Fund’s performance and which sectors were particularly weak?

The Fund’s positions in Treasury securities, investment-grade corporate bonds and high-yield bonds all contributed positively to relative performance during the reporting period. (Contributions take weightings and total returns into account.) The Fund’s Treasury holdings, concentrated on the long end of the yield curve, performed well on an absolute basis, but the Fund’s underweight position in Treasury bonds, relative to the benchmark, offset some of these returns. Securitized assets, including residential mortgage-backed securities (RMBS) and consumer-related asset-backed securities (ABS), though positive for the reporting period, lagged the benchmark’s overall return of the market since these securities are generally shorter duration in nature.

1.	Dan Roberts will serve as a portfolio manager of the Fund until January 1, 2020.
2.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.	A securitization is a financial instrument created by an issuer by combining a pool of financial assets (such as mortgages). The financial instrument is then marketed to investors, sometimes in tiers.
5.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

6.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

9

What were some of the Fund’s largest purchases and sales during the reporting period?

As credit spreads narrowed during the reporting period and the compensation for “risk” compressed, we reduced the Fund’s exposure to credit in the form of high-yield bonds and bank loans. At the same time, we added securitized assets—such as ABS, RMBS and commercial mortgage-backed securities (CMBS)—into the Fund, both to reduce volatility and for diversification purposes.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we reduced the Fund’s exposure to corporate bonds, both high yield and investment grade, and purchased agency RMBS, CMBS and ABS, all of which were AAA-rated.7 This rotation improved liquidity and the overall credit quality of the Fund as spreads tightened.

How was the Fund positioned at the end of the reporting period?

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund finished the reporting period holding overweight exposure to investment-grade corporate bonds and high-yield bonds. At the same point in time, the Fund held underweight exposure to U.S. Treasury securities.

7.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Total Return Bond Fund

Portfolio of Investments October 31, 2019

	Principal Amount	Value
Long-Term Bonds 97.0%† Asset-Backed Securities 3.8%
Auto Floor Plan Asset-Backed Securities 0.3%
Ford Credit Floorplan Master Owner Trust Series 2018-4, Class A 4.06%, due 11/15/30	$3,575,000	$3,969,068

Automobile Asset-Backed Securities 0.8%
BMW Floorplan Master Owner Trust Series 2018-1, Class A1 3.15%, due 5/15/23 (a)	1,680,000	1,714,272
Santander Retail Auto Lease Trust Series 2019-B, Class A3 2.30%, due 1/20/23 (a)	2,720,000	2,738,860
Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A 2.56%, due 11/25/31 (a)	2,980,000	3,050,893
World Omni Auto Receivables Trust Series 2019-A, Class A3 3.04%, due 5/15/24	2,605,000	2,659,567

		10,163,592

Credit Cards 1.4%
American Express Credit Account Master Trust
Series 2018-9, Class A 2.408% (1 Month LIBOR + 0.38%), due 4/15/26 (b)	3,250,000	3,247,734
Series 2019-1, Class A 2.87%, due 10/15/24	2,295,000	2,351,959
Capital One Multi-Asset Execution Trust
Series 2019-A2, Class A2 1.72%, due 8/15/24	3,550,000	3,541,421
Series 2019-A3, Class A3 2.06%, due 8/15/28	2,680,000	2,667,943
Citibank Credit Card Issuance Trust Series 2018-A6, Class A6 3.21%, due 12/7/24	3,880,000	4,040,280
Discover Card Execution Note Trust Series 2019-A1, Class A1 3.04%, due 7/15/24	2,685,000	2,754,069

		18,603,406

Other Asset-Backed Securities 1.3%
DLL Securitization Trust Series 2019-MT3, Class A3 2.08%, due 2/21/23 (a)	4,360,000	4,358,694
Hilton Grand Vacations Trust Series 2019-AA, Class A 2.34%, due 7/25/33 (a)	3,648,194	3,657,312
MMAF Equipment Finance LLC Series 2019-A, Class A3 2.84%, due 11/13/23 (a)	3,400,000	3,458,812

	Principal Amount	Value
Other Asset-Backed Securities (continued)
MVW Owner Trust Series 2019-2A, Class A 2.22%, due 10/20/38 (a)	$3,460,000	$3,457,301
Sierra Receivables Funding Co. Series 2019-3A, Class A 2.34%, due 8/15/36 (a)	2,190,000	2,189,963

		17,122,082

Total Asset-Backed Securities (Cost $48,958,082)		49,858,148

Corporate Bonds 45.7%
Aerospace & Defense 0.2%
L3Harris Technologies, Inc.
4.854%, due 4/27/35	585,000	694,260
5.054%, due 4/27/45	1,215,000	1,521,371

		2,215,631

Agriculture 0.6%
Altria Group, Inc. 4.80%, due 2/14/29	2,555,000	2,804,949
Cargill, Inc. 4.307%, due 5/14/21 (a)	3,000,000	3,113,828
JBS Investments II GmbH 7.00%, due 1/15/26 (a)	1,800,000	1,951,200

		7,869,977

Airlines 0.4%
American Airlines Pass-Through Trust Series 2019-1, Class AA 3.15%, due 8/15/33	2,245,000	2,347,955
JetBlue Pass Through Trust Series 2019-1, Class AA 2.75%, due 11/15/33	2,605,000	2,630,503

		4,978,458

Auto Manufacturers 0.5%
Ford Motor Credit Co. LLC
3.35%, due 11/1/22	1,280,000	1,283,815
4.063%, due 11/1/24	3,630,000	3,642,414
4.25%, due 9/20/22	1,015,000	1,043,896

		5,970,125

Banks 10.6%
Bank of America Corp.
3.248%, due 10/21/27	5,450,000	5,666,566
3.30%, due 1/11/23	680,000	705,010
3.419%, due 12/20/28 (c)	468,000	489,862
3.50%, due 4/19/26	2,750,000	2,924,123
3.593%, due 7/21/28 (c)	2,300,000	2,439,828
3.705%, due 4/24/28 (c)	5,000,000	5,346,421
4.25%, due 10/22/26	6,900,000	7,490,939
6.30%, due 3/10/26 (c)(d)	1,500,000	1,705,560

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Barclays PLC 4.61%, due 2/15/23 (c)	$1,205,000	$1,258,699
BB&T Corp. 3.75%, due 12/6/23	4,150,000	4,404,654
Branch Banking & Trust Co. 2.636% (5 Year Treasury Constant Maturity Rate + 1.15%), due 9/17/29 (b)	3,100,000	3,091,867
Citibank N.A. 3.165%, due 2/19/22 (c)	4,170,000	4,232,251
Citigroup, Inc.
3.40%, due 5/1/26	1,950,000	2,045,972
3.70%, due 1/12/26	4,190,000	4,455,720
3.887%, due 1/10/28 (c)	3,489,000	3,752,362
4.05%, due 7/30/22	580,000	608,632
5.30%, due 5/6/44	2,314,000	2,907,634
Credit Suisse Group A.G. 2.593%, due 9/11/25 (a)(c)	1,375,000	1,370,252
Discover Bank 8.70%, due 11/18/19	474,000	475,171
Goldman Sachs Group, Inc.
3.50%, due 11/16/26	4,305,000	4,485,287
6.75%, due 10/1/37	735,000	1,000,097
HSBC Holdings PLC 3.973%, due 5/22/30 (c)	1,830,000	1,976,014
Huntington National Bank 3.55%, due 10/6/23	1,820,000	1,920,829
JPMorgan Chase & Co.
2.95%, due 10/1/26	4,870,000	5,026,510
3.375%, due 5/1/23	6,500,000	6,770,767
3.782%, due 2/1/28 (c)	3,900,000	4,194,860
4.005%, due 4/23/29 (c)	4,000,000	4,368,116
5.50%, due 10/15/40	745,000	984,331
Lloyds Banking Group PLC 4.582%, due 12/10/25	8,183,000	8,789,321
Morgan Stanley
2.625%, due 11/17/21	5,755,000	5,820,318
3.591%, due 7/22/28 (c)	5,265,000	5,556,205
3.875%, due 1/27/26	380,000	410,436
4.875%, due 11/1/22	3,945,000	4,231,629
5.00%, due 11/24/25	4,535,000	5,097,959
5.75%, due 1/25/21	5,000,000	5,225,597
6.25%, due 8/9/26	2,000,000	2,431,507
Royal Bank of Scotland Group PLC
5.125%, due 5/28/24	3,550,000	3,829,473
6.00%, due 12/19/23	280,000	310,936
U.S. Bank N.A. 3.45%, due 11/16/21	4,935,000	5,089,826
Wachovia Corp. 5.50%, due 8/1/35	1,220,000	1,549,013

	Principal Amount	Value
Banks (continued)
Wells Fargo & Co. 5.375%, due 11/2/43	$265,000	$335,646
Wells Fargo Bank N.A.
2.60%, due 1/15/21	3,865,000	3,897,991
5.85%, due 2/1/37	555,000	734,414

		139,408,605

Beverages 0.8%
Anheuser-Busch InBev Worldwide, Inc.
4.15%, due 1/23/25	970,000	1,060,465
4.75%, due 1/23/29	1,930,000	2,243,058
Constellation Brands, Inc. 4.50%, due 5/9/47	2,740,000	3,045,388
PepsiCo, Inc. 2.00%, due 4/15/21 (e)	4,565,000	4,583,101

		10,932,012

Building Materials 0.3%
Standard Industries, Inc. 5.375%, due 11/15/24 (a)	3,830,000	3,940,304

Chemicals 1.1%
Air Liquide Finance S.A. 1.75%, due 9/27/21 (a)	2,470,000	2,460,395
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (a)	2,830,000	2,839,905
Huntsman International LLC 4.50%, due 5/1/29	2,949,000	3,117,322
Orbia Advance Corp. S.A.B. de C.V. 4.00%, due 10/4/27 (a)	2,400,000	2,436,000
W.R. Grace & Co. 5.125%, due 10/1/21 (a)	3,095,000	3,211,062

		14,064,684

Commercial Services 0.9%
Ashtead Capital, Inc. 4.00%, due 5/1/28 (a)	1,435,000	1,440,381
Herc Holdings, Inc. 5.50%, due 7/15/27 (a)	2,800,000	2,901,500
IHS Markit, Ltd. 4.25%, due 5/1/29	3,745,000	4,034,152
PayPal Holdings, Inc. 2.65%, due 10/1/26	3,455,000	3,496,794

		11,872,827

Computers 0.6%
Dell International LLC / EMC Corp. (a)
4.90%, due 10/1/26	6,467,000	7,016,635
5.30%, due 10/1/29	1,275,000	1,408,599

		8,425,234

12	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Distribution & Wholesale 0.1%
Performance Food Group, Inc. 5.50%, due 10/15/27 (a)	$1,350,000	$1,427,625

Diversified Financial Services 2.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.50%, due 5/26/22	3,690,000	3,795,100
4.50%, due 5/15/21	240,000	248,262
Air Lease Corp. 4.25%, due 9/15/24	6,445,000	6,918,712
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.625%, due 7/15/26 (a)	2,570,000	2,743,475
Ally Financial, Inc.
3.875%, due 5/21/24	1,270,000	1,326,388
7.50%, due 9/15/20	166,000	173,055
8.00%, due 11/1/31	4,495,000	6,253,669
Capital One Bank USA N.A. 3.375%, due 2/15/23	3,046,000	3,138,300
Discover Financial Services 3.85%, due 11/21/22	1,526,000	1,598,515
International Lease Finance Corp. 5.875%, due 8/15/22	2,200,000	2,411,869

		28,607,345

Electric 1.4%
Connecticut Light & Power Co. 4.00%, due 4/1/48	1,805,000	2,121,921
Duquesne Light Holdings, Inc. (a)
3.616%, due 8/1/27	1,645,000	1,670,609
5.90%, due 12/1/21	3,000,000	3,200,670
N.V. Energy, Inc. 6.25%, due 11/15/20	5,000,000	5,212,490
PPL Capital Funding, Inc. 5.00%, due 3/15/44	1,000,000	1,177,949
Puget Energy, Inc. 6.50%, due 12/15/20	3,155,000	3,304,220
Southern California Edison Co. 4.00%, due 4/1/47	2,055,000	2,160,327

		18,848,186

Electronics 0.5%
Honeywell International, Inc. 1.85%, due 11/1/21	6,400,000	6,412,689

Environmental Controls 0.5%
Waste Connections, Inc. 3.50%, due 5/1/29	1,880,000	2,009,062
Waste Management, Inc. 2.40%, due 5/15/23	4,605,000	4,665,349

		6,674,411

	Principal Amount	Value
Food 1.5%
JBS USA LUX S.A. / JBS Food Co. / JBS USA Finance, Inc. 5.50%, due 1/15/30 (a)	$1,930,000	$2,077,163
Kerry Group Financial Services Unlimited Co. 3.20%, due 4/9/23 (a)	4,375,000	4,450,876
Mars, Inc. (a)
3.20%, due 4/1/30	1,100,000	1,185,726
3.60%, due 4/1/34	930,000	1,040,657
Mondelez International Holdings Netherlands B.V. 2.00%, due 10/28/21 (a)	4,495,000	4,496,852
Smithfield Foods, Inc. (a)
2.70%, due 1/31/20	1,840,000	1,840,166
5.20%, due 4/1/29	960,000	1,059,905
Tyson Foods, Inc. 5.15%, due 8/15/44	3,000,000	3,666,781

		19,818,126

Gas 0.4%
Atmos Energy Corp. 4.30%, due 10/1/48	1,465,000	1,760,191
NiSource, Inc. 3.49%, due 5/15/27	2,935,000	3,086,715
Southern California Gas Co. 3.20%, due 6/15/25	915,000	954,001

		5,800,907

Health Care—Products 1.3%
Becton Dickinson & Co.
3.363%, due 6/6/24	6,075,000	6,363,269
4.669%, due 6/6/47	2,500,000	3,006,895
Zimmer Biomet Holdings, Inc. 3.55%, due 4/1/25	6,900,000	7,297,979

		16,668,143

Health Care—Services 0.2%
Anthem, Inc. 4.65%, due 1/15/43	1,895,000	2,102,235

Holding Company—Diversified 0.3%
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (a)	3,575,000	3,674,690

Home Builders 0.6%
NVR, Inc. 3.95%, due 9/15/22	6,420,000	6,701,184
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, due 6/15/24	1,320,000	1,422,300

		8,123,484

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Home Furnishing 0.5%
Whirlpool Corp. 4.85%, due 6/15/21	$5,890,000	$6,145,606

Insurance 1.9%
AXA Equitable Holdings, Inc. 4.35%, due 4/20/28	5,025,000	5,417,930
Liberty Mutual Group, Inc. 3.951%, due 10/15/50 (a)	3,675,000	3,796,800
Markel Corp. 3.625%, due 3/30/23 (e)	2,515,000	2,612,989
Metropolitan Life Global Funding I 1.95%, due 9/15/21 (a)	3,840,000	3,846,311
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (a)	1,780,000	1,878,929
Reliance Standard Life Global Funding II 2.50%, due 10/30/24 (a)	3,950,000	3,958,212
Voya Financial, Inc. 3.65%, due 6/15/26	1,305,000	1,376,249
Willis North America, Inc. 2.95%, due 9/15/29	2,640,000	2,626,986

		25,514,406

Internet 1.8%
Alibaba Group Holding, Ltd. 3.40%, due 12/6/27	5,000,000	5,193,308
Amazon.com, Inc. 5.20%, due 12/3/25	3,000,000	3,530,258
Expedia Group, Inc. 3.25%, due 2/15/30 (a)	4,965,000	4,968,383
GrubHub Holdings, Inc. 5.50%, due 7/1/27 (a)	2,220,000	2,081,250
Tencent Holdings, Ltd. (a)
3.28%, due 4/11/24	4,365,000	4,494,852
3.80%, due 2/11/25	2,000,000	2,109,987
Weibo Corp. 3.50%, due 7/5/24	1,825,000	1,859,567

		24,237,605

Iron & Steel 0.6%
ArcelorMittal 4.55%, due 3/11/26	3,215,000	3,399,663
Vale Overseas, Ltd.
6.25%, due 8/10/26	2,290,000	2,668,308
6.875%, due 11/21/36	1,094,000	1,391,568

		7,459,539

Lodging 0.6%
Las Vegas Sands Corp. 3.20%, due 8/8/24	2,205,000	2,256,167
MGM Resorts International 6.00%, due 3/15/23	5,000,000	5,514,100

		7,770,267

	Principal Amount	Value
Media 1.9%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.464%, due 7/23/22	$4,000,000	$4,205,053
Comcast Corp.
3.70%, due 4/15/24	1,584,900	1,695,023
3.95%, due 10/15/25	2,086,600	2,287,349
4.25%, due 10/15/30	1,435,000	1,648,104
4.70%, due 10/15/48	2,195,000	2,703,007
Diamond Sports Group LLC / Diamond Sports Finance Co. 6.625%, due 8/15/27 (a)(e)	3,988,000	4,107,640
Grupo Televisa S.A.B. 5.25%, due 5/24/49	1,890,000	2,068,099
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	3,660,000	4,358,645
Walt Disney Co. 6.65%, due 11/15/37 (a)	1,640,000	2,454,319

		25,527,239

Mining 0.4%
Anglo American Capital PLC 4.875%, due 5/14/25 (a)	2,780,000	3,019,277
Corp. Nacional del Cobre de Chile 3.00%, due 9/30/29 (a)	2,435,000	2,429,083

		5,448,360

Miscellaneous—Manufacturing 0.3%
Textron Financial Corp. 3.893% (3 Month LIBOR + 1.735%), due 2/15/67 (a)(b)	5,685,000	4,277,963

Oil & Gas 1.8%
Concho Resources, Inc. 4.30%, due 8/15/28	3,090,000	3,334,449
Continental Resources, Inc. 5.00%, due 9/15/22	2,886,000	2,908,034
Gazprom OAO Via Gaz Capital S.A. (a)
4.95%, due 3/23/27	358,000	386,996
4.95%, due 2/6/28	2,531,000	2,757,859
Marathon Petroleum Corp. 6.50%, due 3/1/41	1,580,000	2,025,841
Petrobras Global Finance B.V. 7.375%, due 1/17/27	1,599,000	1,936,389
Petroleos Mexicanos 6.75%, due 9/21/47	5,835,000	5,805,825
Valero Energy Corp.
4.00%, due 4/1/29	2,270,000	2,426,133
6.625%, due 6/15/37	1,660,000	2,166,121

		23,747,647

14	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Packaging & Containers 0.5%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 4.25%, due 9/15/22 (a)	$3,600,000	$3,645,000
WRKCo, Inc.
3.00%, due 9/15/24	2,400,000	2,456,935
3.375%, due 9/15/27	1,000,000	1,031,253

		7,133,188

Pharmaceuticals 0.8%
Bayer U.S. Finance II LLC 3.50%, due 6/25/21 (a)	1,920,000	1,958,393
Bristol-Myers Squibb Co. 3.40%, due 7/26/29 (a)	3,635,000	3,909,758
Zoetis, Inc.
3.25%, due 8/20/21	395,000	403,297
3.25%, due 2/1/23	3,885,000	4,012,611

		10,284,059

Pipelines 1.7%
Columbia Pipeline Group, Inc. 3.30%, due 6/1/20	5,680,000	5,713,765
Enterprise Products Operating LLC
3.125%, due 7/31/29	2,535,000	2,602,634
4.20%, due 1/31/50	630,000	666,233
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	385,000	470,525
MPLX, L.P.
4.875%, due 6/1/25	5,305,000	5,826,313
6.25%, due 10/15/22 (a)	1,491,000	1,517,849
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	5,137,000	5,601,991

		22,399,310

Real Estate 0.3%
American Tower Corp. 3.375%, due 5/15/24	4,000,000	4,170,796

Real Estate Investment Trusts 1.4%
Alexandria Real Estate Equities, Inc. 3.375%, due 8/15/31	2,090,000	2,196,859
Boston Properties, L.P. 3.20%, due 1/15/25	4,050,000	4,211,308
Crown Castle International Corp.
3.20%, due 9/1/24	5,580,000	5,792,564
5.25%, due 1/15/23	126,000	137,628
ProLogis, L.P. 4.25%, due 8/15/23	5,400,000	5,835,507

		18,173,866

Retail 1.8%
Alimentation Couche-Tard, Inc. 2.70%, due 7/26/22 (a)	7,345,000	7,431,055

	Principal Amount	Value
Retail (continued)
CVS Health Corp.
4.78%, due 3/25/38	$750,000	$832,436
5.05%, due 3/25/48	750,000	864,473
CVS Pass-Through Trust 5.789%, due 1/10/26 (a)	46,585	50,199
Darden Restaurants, Inc. 3.85%, due 5/1/27	5,980,000	6,299,700
O’Reilly Automotive, Inc. 4.625%, due 9/15/21	5,955,000	6,189,327
Starbucks Corp. 4.45%, due 8/15/49	2,300,000	2,659,025

		24,326,215

Savings & Loans 0.2%
Nationwide Building Society 3.96%, due 7/18/30 (a)(c)	2,105,000	2,259,736

Semiconductors 0.6%
Broadcom, Inc. 3.125%, due 10/15/22 (a)	3,750,000	3,819,029
NXP B.V. / NXP Funding LLC 4.625%, due 6/1/23 (a)	3,825,000	4,078,208

		7,897,237

Software 0.6%
Fiserv, Inc.
2.75%, due 7/1/24	1,275,000	1,303,529
3.20%, due 7/1/26	810,000	846,304
Microsoft Corp.
2.00%, due 8/8/23	3,540,000	3,575,366
2.40%, due 8/8/26	2,500,000	2,564,194

		8,289,393

Telecommunications 2.7%
AT&T, Inc.
3.312% (3 Month LIBOR + 1.18%), due 6/12/24 (b)	3,645,000	3,708,340
3.80%, due 3/1/24	5,920,000	6,260,006
3.80%, due 2/15/27	5,660,000	6,070,795
4.35%, due 3/1/29	1,040,000	1,149,878
Level 3 Financing, Inc. 5.375%, due 1/15/24	2,160,000	2,203,200
Rogers Communications, Inc. 3.625%, due 12/15/25	1,360,000	1,449,546
Sprint Communications, Inc. 6.00%, due 11/15/22	1,800,000	1,903,500
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, due 9/20/29 (a)	6,245,000	6,658,794
T-Mobile USA, Inc. 6.375%, due 3/1/25 (e)	500,000	518,855

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
VEON Holdings B.V. 4.95%, due 6/16/24 (a)	$3,950,000	$4,203,945
Verizon Communications, Inc. 5.15%, due 9/15/23	1,955,000	2,183,501

		36,310,360

Utilities 0.3%
Duke Energy Progress LLC 3.45%, due 3/15/29	3,695,000	4,017,131

Total Corporate Bonds (Cost $573,625,866)		603,225,621

Mortgage-Backed Securities 14.5%
Agency (Collateralized Mortgage Obligations) 8.6%
Federal Home Loan Mortgage Corporation
REMIC Series 4691, Class HA 2.50%, due 6/15/40	3,536,951	3,572,255
REMIC, Series 4926, Class BL 2.50%, due 10/25/49 (f)	4,280,000	4,312,956
Series 4759, Class MA 3.00%, due 9/15/45	3,046,793	3,117,636
REMIC, Series 4913. Class UA 3.00%, due 3/15/49	5,321,152	5,401,609
REMIC, Series 4900, Class BE 3.00%, due 3/25/49	3,738,252	3,835,656
REMIC, Series 4908, Class BD 3.00%, due 4/25/49	3,230,000	3,329,638
REMIC, Series 4911, Class MB 3.00%, due 9/25/49	6,095,000	6,242,083
REMIC, Series 4926, Class BP 3.00%, due 10/25/49 (f)	6,680,000	6,893,760
Series 2019-1, Class A1 3.50%, due 5/25/29	2,626,893	2,731,416
REMIC Series 4818, Class BD 3.50%, due 3/15/45	3,553,780	3,654,982
REMIC Series 4869, Class BA 3.50%, due 11/15/47	5,644,108	5,789,837
REMIC Series 4884, Class BA 3.50%, due 6/15/48	3,329,891	3,423,948
REMIC Series 4888, Class BA 3.50%, due 9/15/48	2,439,791	2,538,225
REMIC Series 4877, Class AT 3.50%, due 11/15/48	3,274,924	3,446,835
Federal National Mortgage Association
REMIC Series 2013-77, Class CY 3.00%, due 7/25/43	2,941,000	3,065,294
Series 2019-25, Class PA 3.00%, due 5/25/48	3,002,080	3,080,039
Series 2019-13, Class PE 3.00%, due 3/25/49	3,801,811	3,884,556

	Principal Amount	Value
Agency (Collateralized Mortgage Obligations) (continued)
Federal National Mortgage Association (continued)
REMIC, Series 2019-58, Class LP 3.00%, due 10/25/49	$6,945,000	$7,132,365
REMIC Series 2019-13, Class CA 3.50%, due 4/25/49	5,431,611	5,705,176
Government National Mortgage Association
Series 2017-155, Class KQ 2.75%, due 2/20/47	5,298,998	5,403,042
Series 2014-91, Class MA 3.00%, due 1/16/40	3,378,757	3,487,308
Series 2018-127, Class PB 3.00%, due 9/20/47	5,285,581	5,402,519
REMIC Series 2019-29, Class PE 3.00%, due 10/20/48	2,992,672	3,051,409
Series 2019-29, Class CB 3.00%, due 10/20/48	2,748,058	2,804,036
Series 2019-59, Class KA 3.00%, due 12/20/48	5,251,252	5,383,959
Series 2019-43, Class PL 3.00%, due 4/20/49	2,894,919	2,989,364
Series 2019-74, Class AT 3.00%, due 6/20/49	3,964,429	4,066,589

		113,746,492

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 4.9%
Bank
Series 2019-BN21, Class A5 2.851%, due 10/17/52	6,990,000	7,207,766
Series 2019-BN19, Class A2 2.926%, due 8/15/61	4,430,000	4,603,207
Bayview Commercial Asset Trust Series 2006-4A, Class A1 2.248% (1 Month LIBOR + 0.23%), due 12/25/36 (a)(b)	46,177	44,594
Benchmark Mortgage Trust Series 2019-B12, Class A5 3.116%, due 8/15/52	4,417,000	4,665,576
COMM Mortgage Trust Series 2013-CR8, Class A4 3.334%, due 6/10/46	2,550,658	2,632,193
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	2,301,565	2,369,205
FREMF Mortgage Trust (a)(g)
Series 2013-K33, Class B 3.499%, due 8/25/46	3,345,000	3,493,691
Series 2013-K35, Class B 3.939%, due 12/25/46	2,735,000	2,887,538

16	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
FRESB Multifamily Mortgage Pass-Through Trust Series 2019-SB59, Class A10F 3.47%, due 1/25/29 (g)	$1,482,430	$1,565,020
GS Mortgage Securities Trust
Series 2019-GC42, Class A4 3.001%, due 9/1/52	1,795,000	1,876,405
Series 2019-GC40, Class A4 3.16%, due 7/10/52	3,114,000	3,296,186
Hawaii Hotel Trust Series 2019-MAUI, Class A 3.178% (1 Month LIBOR + 1.15%), due 5/15/38 (a)(b)	2,490,000	2,492,348
Hudson Yards Mortgage Trust Series 2019-30HY, Class A 3.228%, due 7/10/39 (a)	3,225,000	3,430,949
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2018-AON, Class A 4.128%, due 7/5/31 (a)	4,240,000	4,532,833
Series 2013-C16, Class A4 4.166%, due 12/15/46	2,610,000	2,808,064
JPMBB Commercial Mortgage Securities Trust Series 2015-C28, Class A4 3.227%, due 10/15/48	3,314,000	3,475,567
One Bryant Park Trust Series 2019-OBP, Class A 2.516%, due 9/15/54 (a)	6,075,000	6,066,252
Wells Fargo Commercial Mortgage Trust (a)(g)
Series 2018-1745, Class A 3.749%, due 6/15/36	2,900,000	3,180,310
Series 2018-AUS, Class A 4.058%, due 8/17/36	3,950,000	4,391,996

		65,019,700

Residential Mortgages (Collateralized Mortgage Obligations) 0.6%
JP Morgan Mortgage Trust (a)(h)
Series 2019-1, Class A3 4.00%, due 5/25/49	1,609,101	1,632,232
Series 2019-LTV1, Class A4 4.00%, due 6/25/49	1,142,026	1,166,233
Series 2019-2, Class A4 4.00%, due 8/25/49	1,594,241	1,604,081
Series 2019-3, Class A3 4.00%, due 9/25/49	1,938,334	1,964,986
Series 2019-5, Class A4 4.00%, due 11/25/49	1,822,768	1,829,844

		8,197,376

	Principal Amount	Value
Whole Loan (Collateralized Mortgage Obligations) 0.4%
Chase Home Lending Mortgage Trust Series 2019-ATR2, Class A3 3.50%, due 7/25/49 (a)(h)	$2,427,046	$2,463,925
Fannie Mae Connecticut Avenue Securities Series 2016-C06, Class 1M2 6.268% (1 Month LIBOR + 4.25%), due 4/25/29 (b)	2,210,000	2,348,779

		4,812,704

Total Mortgage-Backed Securities (Cost $188,218,473)		191,776,272

Municipal Bonds 0.2%
New York 0.2%
New York State Thruway Authority, Revenue Bonds Series M 2.90%, due 1/1/35	2,020,000	2,044,765

Total Municipal Bonds (Cost $2,020,000)		2,044,765

U.S. Government & Federal Agencies 32.8%
Fannie Mae (Collateralized Mortgage Obligation) 0.2%
Series 2018-26, Class P 3.50%, due 8/25/46	2,213,828	2,273,707
Series 1991-66, Class J 8.125%, due 6/25/21	41	42

		2,273,749

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 6.3%
3.00%, due 4/1/47	1,896,381	1,946,928
3.00%, due 12/1/47	483,194	494,435
3.50%, due 8/1/38	6,588,258	6,825,794
3.50%, due 1/1/43	1,395,524	1,481,283
3.50%, due 1/1/44	2,471,402	2,594,242
3.50%, due 1/1/45	1,988,396	2,104,616
3.50%, due 11/1/45	1,836,257	1,927,749
3.50%, due 3/1/46	3,250,549	3,416,465
3.50%, due 11/1/46	7,645,436	7,971,350
4.00%, due 6/1/42	3,055,011	3,246,903
4.00%, due 7/1/44	1,473,221	1,574,805
4.00%, due 3/1/45	1,376,782	1,471,486
4.00%, due 12/1/46	2,277,533	2,409,507
4.00%, due 2/1/48	2,915,875	3,061,905
4.00%, due 8/1/48	7,634,613	7,935,394
4.00%, due 10/1/48	1,956,934	2,096,375
4.00%, due 2/1/49	2,635,672	2,743,031
4.50%, due 8/1/44	1,413,706	1,572,495
4.50%, due 12/1/44	6,236,472	6,758,239
4.50%, due 7/1/45	4,113,054	4,452,111

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
4.50%, due 4/1/46	$664,106	$719,399
4.50%, due 8/1/47	1,373,117	1,508,359
4.50%, due 7/1/48	7,193,159	7,562,665
4.50%, due 9/1/48	4,836,675	5,101,707
5.00%, due 11/1/41	1,967,419	2,173,665
6.50%, due 4/1/37	58,546	65,845

		83,216,753

Federal National Mortgage Association (Mortgage Pass-Through Securities) 12.0%
2.50%, due 12/1/37	4,604,179	4,619,567
3.00%, due 12/1/37	2,343,108	2,409,631
3.00%, due 5/1/38	4,742,277	4,876,694
3.00%, due 10/1/44	6,200,265	6,396,451
3.00%, due 1/1/45	3,390,775	3,497,849
3.00%, due 3/1/47	4,934,366	5,065,098
3.00%, due 12/1/47	687,435	705,526
3.00%, due 6/1/57	5,352,903	5,511,614
3.50%, due 3/1/37	756,317	793,132
3.50%, due 2/1/42	3,547,326	3,702,099
3.50%, due 2/1/43	1,421,383	1,507,852
3.50%, due 5/1/43	4,022,038	4,218,535
3.50%, due 7/1/43	3,840,074	4,062,407
3.50%, due 11/1/44	2,046,713	2,147,122
3.50%, due 12/1/44	1,428,578	1,500,613
3.50%, due 11/1/45	4,072,073	4,255,222
3.50%, due 3/1/46	8,064,445	8,461,084
3.50%, due 2/1/48	9,325,882	9,621,479
3.50%, due 9/1/48 TBA (i)	3,215,000	3,300,901
4.00%, due 7/1/38	2,619,119	2,763,979
4.00%, due 8/1/38	1,707,658	1,817,673
4.00%, due 10/1/38	6,706,824	7,138,941
4.00%, due 3/1/42	1,454,967	1,544,527
4.00%, due 1/1/43	2,530,929	2,687,820
4.00%, due 1/1/46	6,344,609	6,777,441
4.00%, due 3/1/46	664,581	708,641
4.00%, due 6/1/48	5,989,893	6,258,998
4.00%, due 9/1/48	5,270,995	5,572,364
4.00%, due 2/1/49	2,082,619	2,163,831
4.50%, due 2/1/41	2,151,797	2,367,401
4.50%, due 4/1/41	669,740	742,557
4.50%, due 8/1/42	10,664,396	11,560,747
4.50%, due 12/1/43	3,556,610	3,845,975
4.50%, due 8/1/44	1,941,256	2,102,704
4.50%, due 6/1/48	7,363,713	7,773,812
4.50%, due 7/1/48	4,886,849	5,158,037
5.00%, due 9/1/33	2,287,203	2,524,930
5.00%, due 9/1/41	562,783	621,024
5.00%, due 10/1/41	2,882,524	3,179,751

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 7/1/41	$2,551,497	$2,871,206
6.00%, due 4/1/37	10,107	10,933
6.00%, due 10/1/37	27,295	29,419
6.00%, due 7/1/39	522,198	600,235
6.50%, due 10/1/39	509,226	573,800

		158,049,622

United States Treasury Bonds 8.2%
2.875%, due 5/15/49	71,260,000	82,110,448
4.375%, due 11/15/39	13,500,000	18,739,160
4.50%, due 5/15/38	5,715,000	7,987,382

		108,836,990

United States Treasury Notes 4.1%
1.50%, due 10/31/21	46,700,000	46,674,461
1.50%, due 10/31/24	6,015,000	6,008,656
1.625%, due 8/15/29	1,715,000	1,704,750

		54,387,867

United States Treasury Inflation—Indexed Notes 2.0%
0.75%, due 7/15/28 (j)	6,377,779	6,712,430
0.875%, due 1/15/29 (j)	18,624,380	19,807,922

		26,520,352

Total U.S. Government & Federal Agencies (Cost $411,792,785)		433,285,333

Total Long-Term Bonds (Cost $1,224,615,206)		1,280,190,139

	Shares
Common Stocks 0.0%‡
Commercial Services & Supplies 0.0%‡
Quad/Graphics, Inc.	1	5

Media 0.0%‡
ION Media Networks, Inc. (f)(k)(l)(m)	2	793

Total Common Stocks (Cost $0)		798

Short-Term Investments 6.8%
Affiliated Investment Company 6.3%
MainStay U.S. Government Liquidity Fund, 1.76% (n)	83,216,467	83,216,467

Total Affiliated Investment Company (Cost $83,216,467)		83,216,467

18	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies 0.2%
United States Treasury Bills 1.644%, due 11/26/19 (o)	$3,150,000	$3,146,325

Total U.S. Government & Federal Agencies (Cost $3,146,325)		3,146,325

	Shares
Unaffiliated Investment Company 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.75% (n)(p)	4,407,348	4,407,348

Total Unaffiliated Investment Company (Cost $4,407,348)		4,407,348

Total Short-Term Investments (Cost $90,770,140)		90,770,140

Total Investments (Cost $1,315,385,346)	103.8%	1,370,961,077
Other Assets, Less Liabilities	(3.8)	(50,814,584)
Net Assets	100.0%	$1,320,146,493

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2019.

(c)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2019.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)

All or a portion of this security was held on loan. As of October 31, 2019, the aggregate market value of securities on loan was $4,298,534. The Fund received cash collateral with a value of $4,407,348 (See Note 2(M)).

(f)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2019, the total market value of fair valued securities was $11,207,509, which represented 0.8% of the Fund’s net assets.

(g)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2019.

(h)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(i)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of October 31, 2019, the total net market value of these securities was $3,300,901, which represented 0.3% of the Fund’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(j)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(k)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(l)	Illiquid investment—As of October 31, 2019, the total market value of these illiquid investments was $793, which represented less than one-tenth of a percent of the Fund’s net assets. (Unaudited)

(m)	Restricted security. (See Note 5)

(n)	Current yield as of October 31, 2019.

(o)	Interest rate shown represents yield to maturity.

(p)	Represents security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2019 (continued)

Futures Contracts

As of October 31, 2019, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
5-Year United States Treasury Note	209	December 2019	$24,920,444	$24,913,453	$(6,991)
2-Year United States Treasury Note	424	December 2019	91,542,419	91,415,062	(127,357)
Euro Bund	18	December 2019	3,542,937	3,448,150	(94,787)
United States Treasury Long Bond	60	December 2019	9,639,610	9,682,500	42,890
United States Treasury Ultra Bond	170	December 2019	33,047,886	32,257,500	(790,386)

Total Long Contracts					(976,631)

Short Contracts
10-Year United States Treasury Note	(316)	December 2019	(41,301,351)	(41,173,812)	127,539
10-Year United States Treasury Ultra Note	(202)	December 2019	(28,899,520)	(28,706,094)	193,426
Euro-BTP	(22)	December 2019	(3,555,805)	(3,544,801)	11,004

Total Short Contracts					331,969

Net Unrealized Depreciation					$(644,662)

1.	As of October 31, 2019, cash in the amount of $1,019,554 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2019.

The following abbreviation is used in the preceding pages:

BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$49,858,148	$—	$49,858,148
Corporate Bonds	—	603,225,621	—	603,225,621
Mortgage-Backed Securities	—	191,776,272	—	191,776,272
Municipal Bonds	—	2,044,765	—	2,044,765
U.S. Government & Federal Agencies	—	433,285,333	—	433,285,333

Total Long-Term Bonds	—	1,280,190,139	—	1,280,190,139

Common Stocks (b)	5	—	793	798
Short-Term Investments
Affiliated Investment Company	83,216,467	—	—	83,216,467
U.S. Government & Federal Agencies	—	3,146,325	—	3,146,325
Unaffiliated Investment Company	4,407,348	—	—	4,407,348

Total Short-Term Investments	87,623,815	3,146,325	—	90,770,140

Total Investments in Securities	87,623,820	1,283,336,464	793	1,370,961,077

Other Financial Instruments
Futures Contracts (c)	374,859	—	—	374,859

Total Investments in Securities and Other Financial Instruments	$87,998,679	$1,283,336,464	$793	$1,371,335,936

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (c)	$(1,019,521)	$—	$—	$(1,019,521)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

20	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(b)	The Level 3 security valued at $793 is held in Media within the Common Stocks section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2019 (b)
Long-Term Bonds
Mortgage-Backed Securities	$223,017	$—	$(25,685)	$16,246	$—	$(213,578)	$—	$—	$—	$—
Common Stock	1,239	—	—	(446)	—	—	—	—	793	(446)

Total	$224,256	$—	$(25,685)	$15,800	$—	$(213,578)	$—	$—	$793	$(446)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $1,232,168,879) including securities on loan of $4,298,534	$1,287,744,610
Investment in affiliated investment company, at value (identified cost $83,216,467)	83,216,467
Cash collateral on deposit at broker for futures contracts	1,019,554
Receivables:
Dividends and interest	8,823,656
Fund shares sold	2,852,259
Variation margin on futures contracts	326,843
Securities lending	891
Other assets	51,331

Total assets	1,384,035,611

Liabilities
Cash collateral received for securities on loan	4,407,348
Payables:
Investment securities purchased	57,655,714
Fund shares redeemed	944,433
Manager (See Note 3)	536,549
Transfer agent (See Note 3)	200,164
Shareholder communication	36,427
Professional fees	31,261
NYLIFE Distributors (See Note 3)	25,649
Custodian	17,734
Trustees	2,362
Accrued expenses	20,508
Dividend payable	10,969

Total liabilities	63,889,118

Net assets	$1,320,146,493

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$121,019
Additional paid-in capital	1,290,924,270

1,291,045,289
Total distributable earnings (loss)	29,101,204

Net assets	$1,320,146,493

Class A
Net assets applicable to outstanding shares	$56,472,644

Shares of beneficial interest outstanding	5,178,402

Net asset value per share outstanding	$10.91
Maximum sales charge (4.50% of offering price)	0.51

Maximum offering price per share outstanding	$11.42

Investor Class
Net assets applicable to outstanding shares	$6,557,167

Shares of beneficial interest outstanding	597,936

Net asset value per share outstanding	$10.97
Maximum sales charge (4.50% of offering price)	0.52

Maximum offering price per share outstanding	$11.49

Class B
Net assets applicable to outstanding shares	$2,515,395

Shares of beneficial interest outstanding	230,381

Net asset value and offering price per share outstanding	$10.92

Class C
Net assets applicable to outstanding shares	$11,915,962

Shares of beneficial interest outstanding	1,089,997

Net asset value and offering price per share outstanding	$10.93

Class I
Net assets applicable to outstanding shares	$1,056,593,532

Shares of beneficial interest outstanding	96,858,739

Net asset value and offering price per share outstanding	$10.91

Class R1
Net assets applicable to outstanding shares	$26,957

Shares of beneficial interest outstanding	2,472

Net asset value and offering price per share outstanding (a)	$10.90

Class R2
Net assets applicable to outstanding shares	$81,415

Shares of beneficial interest outstanding	7,468

Net asset value and offering price per share outstanding	$10.90

Class R3
Net assets applicable to outstanding shares	$250,794

Shares of beneficial interest outstanding	22,999

Net asset value and offering price per share outstanding	$10.90

Class R6
Net assets applicable to outstanding shares	$185,732,627

Shares of beneficial interest outstanding	17,030,976

Net asset value and offering price per share outstanding	$10.91

(a)	The difference between the recalculated and stated NAV was caused by rounding.

22	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Interest	$43,618,447
Dividends-affiliated	734,286
Securities lending	12,816
Dividends-unaffiliated	866

Total income	44,366,415

Expenses
Manager (See Note 3)	6,229,429
Transfer agent (See Note 3)	1,232,271
Distribution/Service—Class A (See Note 3)	122,286
Distribution/Service—Investor Class (See Note 3)	14,655
Distribution/Service—Class B (See Note 3)	26,432
Distribution/Service—Class C (See Note 3)	138,746
Distribution/Service—Class R2 (See Note 3)	194
Distribution/Service—Class R3 (See Note 3)	1,040
Registration	154,603
Professional fees	138,923
Shareholder communication	66,847
Custodian	57,797
Trustees	31,379
Shareholder service (See Note 3)	1,928
Miscellaneous	58,145

Total expenses before waiver/reimbursement	8,274,675
Expense waiver/reimbursement from Manager (See Note 3)	(454,998)

Net expenses	7,819,677

Net investment income (loss)	36,546,738

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	13,651,208
Futures transactions	698,291
Foreign currency transactions	(34,363)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	14,315,136

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	82,627,787
Futures contracts	264,012
Translation of other assets and liabilities in foreign currencies	18,899

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currencies	82,910,698

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	97,225,834

Net increase (decrease) in net assets resulting from operations	$133,772,572

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$36,546,738	$32,517,489
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	14,315,136	(15,049,049)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currencies	82,910,698	(50,412,741)

Net increase (decrease) in net assets resulting from operations	133,772,572	(32,944,301)

Distributions to shareholders:
Class A	(1,280,678)	(1,202,913)
Investor Class	(143,070)	(128,668)
Class B	(44,686)	(56,075)
Class C	(233,901)	(260,422)
Class I	(29,763,400)	(26,684,977)
Class R1	(47,586)	(104,327)
Class R2	(1,981)	(2,141)
Class R3	(4,787)	(1,464)
Class R6	(4,801,485)	(3,577,384)

	(36,321,574)	(32,018,371)

Distributions to shareholders from return of capital:
Class A	—	(13,507)
Investor Class	—	(1,445)
Class B	—	(630)
Class C	—	(2,924)
Class I	—	(299,624)
Class R1	—	(1,171)
Class R2	—	(24)
Class R3	—	(16)
Class R6	—	(40,168)

	—	(359,509)

Total distributions to shareholders	(36,321,574)	(32,377,880)

Capital share transactions:
Net proceeds from sale of shares	331,151,915	488,740,788
Net asset value of shares issued to shareholders in reinvestment of distributions	36,167,837	31,592,157
Cost of shares redeemed	(352,868,893)	(510,892,230)

Increase (decrease) in net assets derived from capital share transactions	14,450,859	9,440,715

Net increase (decrease) in net assets	111,901,857	(55,881,466)

Net Assets
Beginning of year	1,208,244,636	1,264,126,102

End of year	$1,320,146,493	$1,208,244,636

24	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019		2018		2017		2016	2015

Net asset value at beginning of year	$10.10		$10.64		$10.66		$10.46	$10.82

Net investment income (loss)	0.27		0.25	(a)	0.29		0.28	0.27

Net realized and unrealized gain (loss) on investments	0.82		(0.54)		(0.06)		0.18	(0.32)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	0.00	‡	0.01	0.00 ‡

Total from investment operations	1.09		(0.29)		0.23		0.47	(0.05)

Less dividends and distributions:

From net investment income	(0.28)		(0.25)		(0.25)		(0.27)	(0.27)

From net realized gain on investments	—		—		—		—	(0.04)

Return of capital	—		(0.00	)‡	(0.00	)‡	—	—

Total dividends and distributions	(0.28)		(0.25)		(0.25)		(0.27)	(0.31)

Net asset value at end of year	$10.91		$10.10		$10.64		$10.66	$10.46

Total investment return (b)	10.88%		(2.78%)		2.23%		4.56%	(0.43%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.63%		2.40%		2.44%		2.55%	2.56%

Net expenses (c)	0.88%		0.90%		0.91%		1.00%	1.08%

Expenses (before waiver/reimbursement) (c)	0.89%		0.90%		0.94%		1.13%	1.11%

Portfolio turnover rate	100	%(d)	95	% (d)	56	%(d)	21%	28%

Net assets at end of year (in 000’s)	$56,473		$44,527		$55,474		$294,002	$507,633

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

	Year ended October 31,

Investor Class	2019		2018		2017		2016	2015

Net asset value at beginning of year	$10.15		$10.70		$10.71		$10.51	$10.88

Net investment income (loss)	0.26		0.24	(a)	0.24		0.29	0.28

Net realized and unrealized gain (loss) on investments	0.82		(0.56)		(0.01)		0.19	(0.33)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	0.00	‡	0.01	0.00 ‡

Total from investment operations	1.08		(0.32)		0.23		0.49	(0.05)

Less dividends and distributions:

From net investment income	(0.26)		(0.23)		(0.24)		(0.29)	(0.28)

From net realized gain on investments	—		—		—		—	(0.04)

Return of capital	—		(0.00	)‡	(0.00	)‡	—	—

Total dividends and distributions	(0.26)		(0.23)		(0.24)		(0.29)	(0.32)

Net asset value at end of year	$10.97		$10.15		$10.70		$10.71	$10.51

Total investment return (b)	10.74%		(2.99%)		2.11%		4.81%	(0.46%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.46%		2.27%		2.28%		2.71%	2.64%

Net expenses (c)	1.05%		1.04%		1.00%		0.83%	1.01%

Expenses (before waiver/reimbursement) (c)	1.06%		1.05%		1.03%		0.98%	1.03%

Portfolio turnover rate	100	%(d)	95	% (d)	56	%(d)	21%	28%

Net assets at end of year (in 000’s)	$6,557		$5,514		$6,265		$9,232	$8,350

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2019		2018		2017		2016	2015

Net asset value at beginning of year	$10.11		$10.65		$10.67		$10.47	$10.84

Net investment income (loss)	0.20		0.16	(a)	0.17		0.21	0.20

Net realized and unrealized gain (loss) on investments	0.79		(0.55)		(0.03)		0.19	(0.33)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	0.00	‡	0.01	0.00 ‡

Total from investment operations	0.99		(0.39)		0.14		0.41	(0.13)

Less dividends and distributions:

From net investment income	(0.18)		(0.15)		(0.16)		(0.21)	(0.20)

From net realized gain on investments	—		—		—		—	(0.04)

Return of capital	—		(0.00	)‡	(0.00	)‡	—	—

Total dividends and distributions	(0.18)		(0.15)		(0.16)		(0.21)	(0.24)

Net asset value at end of year	$10.92		$10.11		$10.65		$10.67	$10.47

Total investment return (b)	9.85%		(3.64%)		1.36%		3.95%	(1.21%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.73%		1.51%		1.53%		1.96%	1.89%

Net expenses (c)	1.80%		1.79%		1.75%		1.57%	1.76%

Expenses (before waiver/reimbursement) (c)	1.81%		1.80%		1.78%		1.73%	1.78%

Portfolio turnover rate	100	%(d)	95	% (d)	56	%(d)	21%	28%

Net assets at end of year (in 000’s)	$2,515		$2,987		$4,913		$6,746	$6,205

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

	Year ended October 31,

Class C	2019		2018		2017		2016	2015

Net asset value at beginning of year	$10.12		$10.66		$10.68		$10.48	$10.85

Net investment income (loss)	0.20		0.16	(a)	0.17		0.21	0.20

Net realized and unrealized gain (loss) on investments	0.79		(0.55)		(0.03)		0.19	(0.33)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	0.00	‡	0.01	0.00 ‡

Total from investment operations	0.99		(0.39)		0.14		0.41	(0.13)

Less dividends and distributions:

From net investment income	(0.18)		(0.15)		(0.16)		(0.21)	(0.20)

From net realized gain on investments	—		—		—		—	(0.04)

Return of capital	—		(0.00	)‡	(0.00	)‡	—	—

Total dividends and distributions	(0.18)		(0.15)		(0.16)		(0.21)	(0.24)

Net asset value at end of year	$10.93		$10.12		$10.66		$10.68	$10.48

Total investment return (b)	9.84%		(3.64%)		1.36%		3.95%	(1.20%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.74%		1.51%		1.53%		1.96%	1.89%

Net expenses (c)	1.80%		1.79%		1.75%		1.58%	1.75%

Expenses (before waiver/reimbursement) (c)	1.81%		1.80%		1.78%		1.73%	1.78%

Portfolio turnover rate	100	%(d)	95	% (d)	56	%(d)	21%	28%

Net assets at end of year (in 000’s)	$11,916		$14,837		$20,215		$28,430	$24,259

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

26	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019		2018		2017		2016	2015

Net asset value at beginning of year	$10.10		$10.64		$10.66		$10.46	$10.83

Net investment income (loss)	0.31		0.28	(a)	0.28		0.31	0.32

Net realized and unrealized gain (loss) on investments	0.81		(0.54)		(0.01)		0.19	(0.33)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	(0.00	)‡	0.01	0.00 ‡

Total from investment operations	1.12		(0.26)		0.27		0.51	(0.01)

Less dividends and distributions:

From net investment income	(0.31)		(0.28)		(0.29)		(0.31)	(0.32)

From net realized gain on investments	—		—		—		—	(0.04)

Return of capital	—		(0.00	)‡	(0.00	)‡	—	—

Total dividends and distributions	(0.31)		(0.28)		(0.29)		(0.31)	(0.36)

Net asset value at end of year	$10.91		$10.10		$10.64		$10.66	$10.46

Total investment return (b)	11.20%		(2.49%)		2.56%		4.96%	(0.05%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.93%		2.70%		2.66%		2.94%	3.05%

Net expenses (c)	0.60%		0.60%		0.60%		0.60%	0.60%

Expenses (before waiver/reimbursement) (c)	0.64%		0.65%		0.67%		0.88%	0.86%

Portfolio turnover rate	100	%(d)	95	% (d)	56	%(d)	21%	28%

Net assets at end of year (in 000’s)	$1,056,594		$1,016,022		$1,173,384		$935,533	$1,021,724

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

	Year ended October 31,

Class R1	2019		2018		2017		2016	2015

Net asset value at beginning of year	$10.10		$10.64		$10.66		$10.46	$10.83

Net investment income (loss)	0.29		0.27	(a)	0.27		0.30	0.31

Net realized and unrealized gain (loss) on investments	0.80		(0.54)		(0.01)		0.19	(0.33)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	0.00	‡	0.01	0.00 ‡

Total from investment operations	1.09		(0.27)		0.26		0.50	(0.02)

Less dividends and distributions:

From net investment income	(0.29)		(0.27)		(0.28)		(0.30)	(0.31)

From net realized gain on investments	—		—		—		—	(0.04)

Return of capital	—		(0.00	)‡	(0.00	)‡	—	—

Total dividends and distributions	(0.29)		(0.27)		(0.28)		(0.30)	(0.35)

Net asset value at end of year	$10.90		$10.10		$10.64		$10.66	$10.46

Total investment return (b)	10.98%		(2.59%)		2.46%		4.86%	(0.14%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.97%		2.61%		2.58%		2.84%	2.95%

Net expenses (c)	0.70%		0.70%		0.70%		0.70%	0.70%

Expenses (before waiver/reimbursement) (c)	0.74%		0.75%		0.77%		0.98%	0.96%

Portfolio turnover rate	100	%(d)	95	% (d)	56	%(d)	21%	28%

Net assets at end of year (in 000’s)	$27		$4,148		$3,627		$3,846	$3,907

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R2	2019		2018		2017		2016	2015

Net asset value at beginning of year	$10.09		$10.63		$10.65		$10.46	$10.82

Net investment income (loss)	0.27		0.24	(a)	0.24		0.31	0.29

Net realized and unrealized gain (loss) on investments	0.81		(0.54)		(0.01)		0.15	(0.33)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	0.00	‡	0.00 ‡	0.00 ‡

Total from investment operations	1.08		(0.30)		0.23		0.46	(0.04)

Less dividends and distributions:

From net investment income	(0.27)		(0.24)		(0.25)		(0.27)	(0.28)

From net realized gain on investments	—		—		—		—	(0.04)

Return of capital	—		(0.00	)‡	(0.00	)‡	—	—

Total dividends and distributions	(0.27)		(0.24)		(0.25)		(0.27)	(0.32)

Net asset value at end of year	$10.90		$10.09		$10.63		$10.65	$10.46

Total investment return (b)	10.82%		(2.83%)		2.18%		4.44%	(0.35%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.57%		2.35%		2.32%		2.64%	2.67%

Net expenses (c)	0.95%		0.95%		0.95%		0.95%	0.95%

Expenses (before waiver/reimbursement) (c)	0.99%		1.00%		1.02%		1.24%	1.20%

Portfolio turnover rate	100	%(d)	95	% (d)	56	%(d)	21%	28%

Net assets at end of year (in 000’s)	$81		$73		$127		$115	$1,266

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

	Year ended October 31,						February 29, 2016^ through October 31,

Class R3	2019		2018		2017		2016

Net asset value at beginning of period	$10.10		$10.64		$10.66		$10.31

Net investment income (loss)	0.24		0.22	(a)	0.21		0.15

Net realized and unrealized gain (loss) on investments	0.80		(0.54)		(0.01)		0.35

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	0.00	‡	0.01

Total from investment operations	1.04		(0.32)		0.20		0.51

Less dividends and distributions:

From net investment income	(0.24)		(0.22)		(0.22)		(0.16)

Return of capital	—		(0.00	)‡	(0.00	)‡	—

Total dividends and distributions	(0.24)		(0.22)		(0.22)		(0.16)

Net asset value at end of period	$10.90		$10.10		$10.64		$10.66

Total investment return (b)	10.44%		(3.08%)		1.93%		4.98%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.30%		2.15%		2.07%		2.26%††

Net expenses (c)	1.20%		1.20%		1.20%		1.20%††

Expenses (before reimbursement/waiver) (c)	1.24%		1.24%		1.27%		1.48%††

Portfolio turnover rate	100	%(d)	95	% (d)	56	%(d)	21%

Net assets at end of period (in 000’s)	$251		$173		$93		$79

^	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

28	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,							December 29, 2014^ through October 31,

Class R6	2019		2018		2017		2016	2015

Net asset value at beginning of period	$10.10		$10.64		$10.66		$10.46	$10.71

Net investment income (loss)	0.30		0.29	(a)	0.29		0.36	0.27

Net realized and unrealized gain (loss) on investments	0.82		(0.54)		(0.02)		0.15	(0.25)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	0.00	‡	0.01	—

Total from investment operations	1.12		(0.25)		0.27		0.52	0.02

Less dividends and distributions:

From net investment income	(0.31)		(0.29)		(0.29)		(0.32)	(0.27)

Return of capital	—		(0.00	)‡	(0.00	)‡	—	—

Total dividends and distributions	(0.31)		(0.29)		(0.29)		(0.32)	(0.27)

Net asset value at end of period	$10.91		$10.10		$10.64		$10.66	$10.46

Total investment return (b)	11.27%		(2.42%)		2.62%		5.04%	0.20%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.98%		2.81%		2.74%		3.02%	3.07%††

Net expenses (c)	0.53%		0.53%		0.54%		0.53%	0.53%††

Expenses (before waiver/reimbursement) (c)	0.53%		0.53%		0.54%		0.53%	0.55%††

Portfolio turnover rate	100	%(d)	95	% (d)	56	%(d)	21%	28%

Net assets at end of period (in 000’s)	$185,733		$119,963		$27		$26	$26

^	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Total Return Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A, Class B, and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R1 and Class R2 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on December 29, 2014. Class R3 shares commenced operations on February 29, 2016.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the

30	MainStay MacKay Total Return Bond Fund

first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers

31

Notes to Financial Statements (continued)

selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the

Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2019, and can change at any time. Illiquid investments as of October 31, 2019, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, for the Fund are accreted and amortized, respectively. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of

32	MainStay MacKay Total Return Bond Fund

shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2019, the Fund did not hold any repurchase agreements.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2019, open futures contracts are shown in the Portfolio of Investments.

(I)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement

33

Notes to Financial Statements (continued)

date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(J)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2019, the Fund did not hold any rights or warrants.

(L)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund

34	MainStay MacKay Total Return Bond Fund

against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund had securities on loan with an aggregate market value of $4,298,534 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $4,407,348.

(N)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(O)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. In order to keep the Fund nearly fully invested, while maintaining a short duration posture, the Fund executed a duration tilt with U.S. Treasury futures. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$374,859	$374,859

Total Fair Value		$374,859	$374,859

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(1,019,521)	$(1,019,521)

Total Fair Value		$(1,019,521)	$(1,019,521)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$698,291	$698,291

Total Realized Gain (Loss)		$698,291	$698,291

35

Notes to Financial Statements (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$264,012	$264,012

Total Change in Unrealized Appreciation (Depreciation)		$264,012	$264,012

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Long	$114,135,646	$114,135,646

Futures Contracts Short	$(86,885,098)	$(86,885,098)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $1 billion; 0.475% from $1 billion to $3 billion; and 0.465% in excess of $3 billion. During the year ended October 31, 2019, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.49%.

Effective February 28, 2019, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired

(underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.88% and Class I, 0.60%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares, Class B shares, Class C shares, Class R1 shares, Class R2 shares and Class R3 shares. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Prior to February 28, 2019, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.90% and Class I, 0.60%. New York Life Investments would have applied an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares, Class B shares, Class C shares, Class R1 shares, Class R2 shares and Class R3 shares.

In addition, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R1, Class R2 and Class R3 shares of the Fund do not exceed 0.70%, 0.95% and 1.20%, respectively, of the Fund’s average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $6,229,429 and waived its fees and/or reimbursed expenses in the amount of $454,998 and paid the Subadvisor in the amount of $2,887,432.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

36	MainStay MacKay Total Return Bond Fund

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan under the Class R2 and R3 Plans.

During the year ended October 31, 2019, shareholder service fees incurred by the Fund were as follows:

Class R1	$1,642
Class R2	78
Class R3	208

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $17,205 and $3,841, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $631, $1,488 and $1,951, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$52,993
Investor Class	16,411
Class B	7,408
Class C	38,860
Class I	1,114,432
Class R1	1,858
Class R2	84
Class R3	225

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$38,713	$676,840	$(632,337)	$—	$—	$83,216	$734	$—	83,216

37

Notes to Financial Statements (continued)

(G)  Capital.  As of October 31, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R1	$26,891	99.8%
Class R2	30,702	37.7
Class R3	28,586	11.4
Class R6	29,255	0.0

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,321,494,094	$50,430,990	$(964,007)	$49,466,983

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$885,138	$(27,346,277)	$(10,969)	$55,573,312	$29,101,204

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to the mark to market of futures contracts and straddle adjustments. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$(359,509)	$359,509

The reclassifications for the Fund are primarily due to revisions to prior year Mortgage Dollar Roll adjustment.

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $21,237,829 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$—	$21,238

The Fund utilized $20,084,809 of capital loss carryforwards during the year ended October 31, 2019.

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$36,321,574	$32,018,371
Return of Capital	—	359,509
Total	$36,321,574	$32,377,880

Note 5–Restricted Securities

Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

As of October 31, 2019, the Fund held the following restricted security.

Security	Date(s) of Acquisition	Shares	Cost	10/31/19 Value	Percent of Net Assets

ION Media Networks, Inc. Common Stock	3/12/10	2	$—	$793	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

38	MainStay MacKay Total Return Bond Fund

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of U.S. government securities were $912,251 and $910,404, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $318,869 and $319,887, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,961,925	$20,782,770
Shares issued to shareholders in reinvestment of dividends and distributions	110,347	1,164,200
Shares redeemed	(1,368,306)	(14,364,700)

Net increase (decrease) in shares outstanding before conversion	703,966	7,582,270
Shares converted into Class A (See Note 1)	96,727	1,017,787
Shares converted from Class A (See Note 1)	(32,288)	(342,020)

Net increase (decrease)	768,405	$8,258,037

Year ended October 31, 2018:
Shares sold	646,872	$6,730,274
Shares issued to shareholders in reinvestment of dividends and distributions	105,387	1,090,579
Shares redeemed	(1,591,300)	(16,459,345)

Net increase (decrease) in shares outstanding before conversion	(839,041)	(8,638,492)
Shares converted into Class A (See Note 1)	57,271	595,321
Shares converted from Class A (See Note 1)	(22,900)	(235,989)

Net increase (decrease)	(804,670)	$(8,279,160)

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	173,484	$1,869,342
Shares issued to shareholders in reinvestment of dividends and distributions	13,294	140,875
Shares redeemed	(130,835)	(1,397,745)

Net increase (decrease) in shares outstanding before conversion	55,943	612,472
Shares converted into Investor Class (See Note 1)	53,502	567,455
Shares converted from Investor Class (See Note 1)	(54,590)	(580,575)

Net increase (decrease)	54,855	$599,352

Year ended October 31, 2018:
Shares sold	92,112	$961,578
Shares issued to shareholders in reinvestment of dividends and distributions	12,343	128,305
Shares redeemed	(134,085)	(1,397,882)

Net increase (decrease) in shares outstanding before conversion	(29,630)	(307,999)
Shares converted into Investor Class (See Note 1)	35,937	373,239
Shares converted from Investor Class (See Note 1)	(48,997)	(511,997)

Net increase (decrease)	(42,690)	$(446,757)

39

Notes to Financial Statements (continued)

Class B	Shares	Amount

Year ended October 31, 2019:
Shares sold	38,675	$416,459
Shares issued to shareholders in reinvestment of dividends and distributions	3,852	40,495
Shares redeemed	(88,087)	(925,155)

Net increase (decrease) in shares outstanding before conversion	(45,560)	(468,201)
Shares converted from Class B (See Note 1)	(19,572)	(206,789)

Net increase (decrease)	(65,132)	$(674,990)

Year ended October 31, 2018:
Shares sold	12,295	$128,294
Shares issued to shareholders in reinvestment of dividends and distributions	4,910	50,891
Shares redeemed	(161,840)	(1,682,708)

Net increase (decrease) in shares outstanding before conversion	(144,635)	(1,503,523)
Shares converted from Class B (See Note 1)	(21,213)	(220,574)

Net increase (decrease)	(165,848)	$(1,724,097)

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	323,808	$3,392,307
Shares issued to shareholders in reinvestment of dividends and distributions	20,603	216,688
Shares redeemed	(675,789)	(7,150,038)

Net increase (decrease) in shares outstanding before conversion	(331,378)	(3,541,043)
Shares converted from Class C (See Note 1)	(44,673)	(466,470)

Net increase (decrease)	(376,051)	$(4,007,513)

Year ended October 31, 2018:
Shares sold	182,074	$1,911,951
Shares issued to shareholders in reinvestment of dividends and distributions	22,571	233,997
Shares redeemed	(634,539)	(6,587,915)

Net increase (decrease)	(429,894)	$(4,441,967)

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	22,359,355	$236,859,763
Shares issued to shareholders in reinvestment of dividends and distributions	2,824,136	29,753,290
Shares redeemed	(22,826,631)	(242,710,140)

Net increase (decrease) in shares outstanding before conversion	2,356,860	23,902,913
Shares converted into Class I (See Note 1)	1,037	10,612
Shares converted from Class I (See Note 1)	(6,097,904)	(63,113,303)

Net increase (decrease)	(3,740,007)	$(39,199,778)

Year ended October 31, 2018:
Shares sold	43,612,068	$454,957,796
Shares issued to shareholders in reinvestment of dividends and distributions	2,547,046	26,362,305
Shares redeemed	(31,247,501)	(327,541,975)

Net increase (decrease) in shares outstanding before conversion	14,911,613	153,778,126
Shares converted from Class I (See Note 1)	(24,584,708)	(254,697,571)

Net increase (decrease)	(9,673,095)	$(100,919,445)

Class R1	Shares	Amount

Year ended October 31, 2019:
Shares sold	20,574	$210,604
Shares issued to shareholders in reinvestment of dividends and distributions	4,637	47,586
Shares redeemed	(433,599)	(4,522,526)

Net increase (decrease)	(408,388)	$(4,264,336)

Year ended October 31, 2018:
Shares sold	108,665	$1,139,483
Shares issued to shareholders in reinvestment of dividends and distributions	10,210	105,498
Shares redeemed	(49,025)	(509,717)

Net increase (decrease)	69,850	$735,264

40	MainStay MacKay Total Return Bond Fund

Class R2	Shares	Amount

Year ended October 31, 2019:
Shares issued to shareholders in reinvestment of dividends and distributions	188	$1,981

Net increase (decrease)	188	$1,981

Year ended October 31, 2018:
Shares issued to shareholders in reinvestment of dividends and distributions	209	$2,165
Shares redeemed	(4,894)	(50,985)

Net increase (decrease)	(4,685)	$(48,820)

Class R3	Shares	Amount

Year ended October 31, 2019:
Shares sold	6,170	$65,149
Shares issued to shareholders in reinvestment of dividends and distributions	116	1,237
Shares redeemed	(461)	(4,687)

Net increase (decrease)	5,825	$61,699

Year ended October 31, 2018:
Shares sold	14,607	$150,022
Shares issued to shareholders in reinvestment of dividends and distributions	83	865
Shares redeemed	(6,248)	(65,702)

Net increase (decrease)	8,442	$85,185

Class R6	Shares	Amount

Year ended October 31, 2019:
Shares sold	6,429,841	$67,555,521
Shares issued to shareholders in reinvestment of dividends and distributions	454,761	4,801,485
Shares redeemed	(7,834,175)	(81,793,902)

Net increase (decrease) in shares outstanding before conversion	(949,573)	(9,436,896)
Shares converted into Class R6 (See Note 1)	6,097,904	63,113,303

Net increase (decrease)	5,148,331	$53,676,407

Year ended October 31, 2018:
Shares sold	2,213,200	$22,761,390
Shares issued to shareholders in reinvestment of dividends and distributions	352,035	3,617,552
Shares redeemed	(15,269,836)	(156,596,001)

Net increase (decrease) in shares outstanding before conversion	(12,704,601)	(130,217,059)
Shares converted into Class R6 (See Note 1)	24,584,708	254,697,571

Net increase (decrease)	11,880,107	$124,480,512

Note 11–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. At this time, management is evaluating the implications of the ASU and any impact on the financial statements has not yet been determined.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

41

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Total Return Bond Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

42	MainStay MacKay Total Return Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2019, the Fund designated approximately $2,583 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

43

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

44	MainStay MacKay Total Return Bond Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

45

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

46	MainStay MacKay Total Return Bond Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

47

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1716155 MS159-19	MSTRB11-12/19 (NYLIM) NL229

MainStay MacKay U.S. Equity Opportunities Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	0.33 6.17%	7.57 8.79%	12.34 12.97%	1.51 1.51%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	0.30 6.13	7.47 8.69	12.15 12.79	1.56 1.56
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/29/2007	4.48 5.35	7.90 7.90	11.94 11.94	2.32 2.32
Class I Shares	No Sales Charge		6/29/2007	6.52	9.06	13.25	1.26

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Russell 1000® Index[3]	14.15%	10.55%	13.72%
Morningstar Large Blend Category Average[4]	12.66	8.94	12.22

3.

The Russell 1000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price.
Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay U.S. Equity Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay U.S. Equity Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Class A Shares	$1,000.00	$1,014.30	$7.72	$1,017.54	$7.73	1.52%

Investor Class Shares	$1,000.00	$1,014.60	$8.18	$1,017.09	$8.19	1.61%

Class C Shares	$1,000.00	$1,009.90	$12.06	$1,013.21	$12.08	2.38%

Class I Shares	$1,000.00	$1,016.40	$6.56	$1,018.70	$6.56	1.29%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

7

Industry Composition as of October 31, 2019 (Unaudited)

Software	7.1%

Oil, Gas & Consumable Fuels	5.5

Semiconductors & Semiconductor Equipment	5.5

Insurance	5.0

IT Services	4.7

Hotels, Restaurants & Leisure	4.0

Internet & Direct Marketing Retail	4.0

Equity Real Estate Investment Trusts	3.6

Banks	3.4

Health Care Providers & Services	3.0

Media	2.8

Aerospace & Defense	2.6

Consumer Finance	2.5

Health Care Equipment & Supplies	2.4

Biotechnology	2.3

Pharmaceuticals	2.3

Interactive Media & Services	2.2

Life Sciences Tools & Services	2.2

Specialty Retail	2.2

Food & Staples Retailing	2.1

Diversified Financial Services	2.0

Chemicals	1.8

Capital Markets	1.7

Electronic Equipment, Instruments & Components	1.6

Food Products	1.6

Entertainment	1.5

Household Products	1.5

Household Durables	1.3

Independent Power & Renewable Electricity Producers	1.3

Machinery	1.2

Diversified Telecommunication Services	1.1

Communications Equipment	0.9

Beverages	0.8

Multiline Retail	0.8%

Road & Rail	0.8

Industrial Conglomerates	0.7

Personal Products	0.7

Commercial Services & Supplies	0.6

Textiles, Apparel & Luxury Goods	0.6

Building Products	0.5

Distributors	0.5

Professional Services	0.5

Containers & Packaging	0.4

Energy Equipment & Services	0.4

Metals & Mining	0.4

Wireless Telecommunication Services	0.4

Airlines	0.3

Auto Components	0.3

Air Freight & Logistics	0.2

Construction & Engineering	0.2

Electric Utilities	0.2

Electrical Equipment	0.2

Multi-Utilities	0.2

Technology Hardware, Storage & Peripherals	0.2

Thrifts & Mortgage Finance	0.2

Paper & Forest Products	0.1

Real Estate	0.1

Real Estate Management & Development	0.1

Diversified Consumer Services	0.0	‡

Tobacco	0.0	‡

Trading Companies & Distributors	0.0	‡

Exchange-Traded Funds	–0.0	‡

Short-Term Investment	1.0

Other Assets, Less Liabilities	1.7

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2019 (excluding short-term investments) (Unaudited)

1.	Microsoft Corp.

2.	Amazon.com, Inc.

3.	Alphabet, Inc., Class A

4.	Procter & Gamble Co.

5.	Bank of America Corp.
6.	Chevron Corp.

7.	Berkshire Hathaway, Inc., Class B

8.	Comcast Corp., Class A

9.	Home Depot, Inc.

10.	Intel Corp.

Top Five Short Positions as of October 31, 2019 (Unaudited)

1.	SPDR S&P 500 ETF Trust

8	MainStay MacKay U.S. Equity Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Mona Patni and Migene Kim, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay U.S. Equity Opportunities Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay MacKay U.S. Equity Opportunities Fund returned 6.52%, underperforming the 14.15% return of the Fund’s primary benchmark, the Russell 1000® Index. Over the same period, Class I shares also underperformed the 12.66% return of the Morningstar Large Blend Category Average.1

Were there any changes to the Fund during the reporting period?

Effective December 18, 2018, Andrew Ver Planck no longer served as a portfolio manager of the Fund. For more information about this change refer to the supplement dated December 18, 2018. Mona Patni and Migene Kim continue to serve as portfolio managers for the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed its primary benchmark, the Russell 1000® Index, during the reporting period primarily due to stock selection, while allocation effects detracted from relative performance to a lesser degree. U.S. equity indexes continued to outperform international counterparts over the last 12 months. Despite uncertainties over global trade, Brexit, geopolitical tensions and an inverted and flattening yield curve, the Russell 1000® Index rallied to close on October 31, 2019, near record territory. Domestic large-cap equities outpaced global equities in both emerging and developed markets.

Despite positive returns, the U.S. equity market experienced elevated levels of volatility during the reporting period. One of the most salient market themes during the reporting period was the continued outperformance of growth stocks over value stocks across all size segments. In terms of size, smaller caps trailed larger caps during the year. While geopolitical uncertainties and concerns over a global economic slowdown—particularly rising concerns over global trade—caused several risk-off episodes, dovish pivots by global central banks and optimism for further monetary easing provided support for riskier assets. In this unbalanced, volatile and macro-driven investment climate, the efficacy of the Fund’s stock selection model proved to undermine performance relative to the benchmark due to the underperformance of the Fund’s valuation measures.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive sector contributors to the Fund’s performance relative to the Russell 1000® Index included energy, consumer staples and financials. (Contributions take weightings and total returns into account.) During the same reporting period, the weakest contributors to relative performance included the consumer discretionary, information technology and communication services sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period included software and computer manufacturer Microsoft, interactive media & online social platform Facebook, and household products company Procter & Gamble. The stocks that detracted the most from the Fund’s absolute performance included biotechnology developer TESARO, pharmaceutical producer Endo International and electric utility PG&E.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the Fund made its largest initial purchase in specialty retailer Starbucks. The Fund’s largest increased position size was in household products company Procter & Gamble. During the same period, the Fund sold its entire position in automobile maker General Motors, and significantly reduced the size of its holdings in oil and gas giant Exxon Mobil.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its weightings relative to the Russell 1000® Index in the financials and communication services sectors. Conversely, the Fund reduced its weightings relative to the benchmark in the health care and energy sectors.

How was the Fund positioned at the end of the reporting period?

The Fund ended the reporting period with its most overweight exposures, relative to the Russell 1000® Index, in the financials and consumer discretionary sectors. The Fund held its most underweight exposures, relative to the benchmark, in the utilities and industrials sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2019

	Shares	Value

Common Stocks 97.3%†
Aerospace & Defense 2.6%
Arconic, Inc.	6,500	$178,555
Boeing Co.	7,700	2,617,307
Curtiss-Wright Corp.	300	40,575
General Dynamics Corp.	1,900	335,920
HEICO Corp., Class A	1,300	123,851
Hexcel Corp.	1,500	111,930
Huntington Ingalls Industries, Inc.	700	157,962
L3Harris Technologies, Inc.	3,787	781,296
Lockheed Martin Corp.	5,100	1,921,068
Northrop Grumman Corp.	2,700	951,696
Raytheon Co.	4,900	1,039,829
Spirit AeroSystems Holdings, Inc., Class A	12,300	1,006,386
Teledyne Technologies, Inc. (a)	573	188,861
Textron, Inc.	4,200	193,578
TransDigm Group, Inc.	876	461,021
United Technologies Corp.	13,600	1,952,688

		12,062,523

Air Freight & Logistics 0.2%
United Parcel Service, Inc., Class B	6,000	691,020

Airlines 0.3%
Alaska Air Group, Inc.	900	62,487
Delta Air Lines, Inc.	9,900	545,292
JetBlue Airways Corp. (a)	2,900	55,970
Southwest Airlines Co.	8,100	454,653
United Airlines Holdings, Inc. (a)	3,900	354,276

		1,472,678

Auto Components 0.3%
Lear Corp.	13,400	1,578,118

Banks 3.4%
Bank of America Corp.	203,083	6,350,405
Bank OZK	22,800	639,768
Citigroup, Inc.	37,768	2,714,009
East West Bancorp, Inc.	3,600	154,512
Fifth Third Bancorp	14,000	407,120
First Hawaiian, Inc.	28,900	789,837
Signature Bank	16,300	1,928,616
Synovus Financial Corp.	23,400	792,558
Texas Capital Bancshares, Inc. (a)	4,200	227,052
Wells Fargo & Co.	33,867	1,748,553

		15,752,430

Beverages 0.8%
Coca-Cola Co.	30,489	1,659,516
Monster Beverage Corp. (a)	13,000	729,690
PepsiCo., Inc.	10,184	1,396,940

		3,786,146

	Shares	Value

Biotechnology 2.3%
AbbVie, Inc.	25,000	$1,988,750
Alexion Pharmaceuticals, Inc. (a)	3,700	389,980
Alkermes PLC (a)	2,400	46,872
Alnylam Pharmaceuticals, Inc. (a)	1,300	112,762
Amgen, Inc.	10,527	2,244,883
Biogen, Inc. (a)	3,400	1,015,614
BioMarin Pharmaceutical, Inc. (a)	2,400	175,704
Bluebird Bio, Inc. (a)	200	16,200
Celgene Corp. (a)	11,400	1,231,542
Exact Sciences Corp. (a)	1,900	165,300
Exelixis, Inc. (a)	7,500	115,875
Gilead Sciences, Inc.	22,500	1,433,475
Incyte Corp. (a)	3,600	302,112
Ionis Pharmaceuticals, Inc. (a)	1,700	94,724
Neurocrine Biosciences, Inc. (a)	1,100	109,439
Regeneron Pharmaceuticals, Inc. (a)	1,400	428,792
Sage Therapeutics, Inc. (a)	700	94,955
Sarepta Therapeutics, Inc. (a)(b)	800	66,448
Seattle Genetics, Inc. (a)	1,260	135,324
Vertex Pharmaceuticals, Inc. (a)	4,100	801,468

		10,970,219

Building Products 0.5%
Fortune Brands Home & Security, Inc.	2,700	162,135
Johnson Controls International PLC	13,300	576,289
Masco Corp.	4,800	222,000
Owens Corning	16,500	1,011,120
Resideo Technologies, Inc. (a)	23,500	223,955

		2,195,499

Capital Markets 1.7%
Ameriprise Financial, Inc.	6,842	1,032,389
Evercore, Inc., Class A	21,400	1,575,896
LPL Financial Holdings, Inc.	26,000	2,101,840
Raymond James Financial, Inc.	13,000	1,085,370
State Street Corp.	32,700	2,160,489

		7,955,984

Chemicals 1.8%
Air Products & Chemicals, Inc.	2,100	447,846
Cabot Corp.	16,300	710,517
CF Industries Holdings, Inc.	18,900	857,115
Dow, Inc. (a)	13,233	668,134
DuPont de Nemours, Inc.	12,666	834,816
Eastman Chemical Co.	1,000	76,040
Ecolab, Inc.	4,200	806,694
Linde PLC	4,500	892,575
LyondellBasell Industries N.V., Class A	10,993	986,072
Sherwin-Williams Co.	3,000	1,716,960
Valvoline, Inc.	23,300	497,222

		8,493,991

10	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Commercial Services & Supplies 0.6%
Cintas Corp.	1,439	$386,616
Clean Harbors, Inc. (a)	13,000	1,071,980
Copart, Inc. (a)	3,400	280,976
Republic Services, Inc.	3,800	332,538
Waste Management, Inc.	7,100	796,691

		2,868,801

Communications Equipment 0.9%
Ciena Corp. (a)	2,000	74,240
Cisco Systems, Inc.	71,725	3,407,655
F5 Networks, Inc. (a)	400	57,632
Juniper Networks, Inc.	2,600	64,532
Motorola Solutions, Inc.	2,900	482,328

		4,086,387

Construction & Engineering 0.2%
AECOM (a)	3,300	132,033
Fluor Corp.	48,800	786,168

		918,201

Consumer Finance 2.5%
American Express Co.	25,200	2,955,456
Capital One Financial Corp.	27,900	2,601,675
Discover Financial Services	14,000	1,123,640
OneMain Holdings, Inc.	52,300	2,092,000
SLM Corp.	88,700	748,628
Synchrony Financial	65,700	2,323,809

		11,845,208

Containers & Packaging 0.4%
Ardagh Group S.A.	8,200	153,094
Ball Corp.	700	48,979
Berry Global Group, Inc. (a)	12,500	518,875
International Paper Co.	6,500	283,920
WestRock Co.	26,800	1,001,516

		2,006,384

Distributors 0.5%
LKQ Corp. (a)	64,800	2,202,552

Diversified Consumer Services 0.0%‡
Graham Holdings Co., Class B	100	62,966

Diversified Financial Services 2.0%
AXA Equitable Holdings, Inc.	92,200	1,991,520
Berkshire Hathaway, Inc., Class B (a)	25,789	5,482,226
Voya Financial, Inc.	34,700	1,872,412

		9,346,158

Diversified Telecommunication Services 1.1%
AT&T, Inc.	74,269	2,858,614
Verizon Communications, Inc.	39,138	2,366,675

		5,225,289

	Shares	Value

Electric Utilities 0.2%
Entergy Corp.	3,300	$400,884
NextEra Energy, Inc.	1,500	357,510
Southern Co.	3,200	200,512

		958,906

Electrical Equipment 0.2%
Eaton Corp. PLC	7,300	635,903
Hubbell, Inc.	900	127,530
Regal Beloit Corp.	700	51,835

		815,268

Electronic Equipment, Instruments & Components 1.6%
Amphenol Corp., Class A	2,200	220,726
Arrow Electronics, Inc. (a)	18,900	1,498,392
Avnet, Inc.	34,700	1,372,732
CDW Corp.	7,000	895,370
Jabil, Inc.	40,941	1,507,448
Keysight Technologies, Inc. (a)	3,200	322,912
SYNNEX Corp.	11,100	1,306,914
Zebra Technologies Corp., Class A (a)	908	215,986

		7,340,480

Energy Equipment & Services 0.4%
Schlumberger, Ltd.	58,800	1,922,172

Entertainment 1.5%
Lions Gate Entertainment Corp., Class B	216,600	1,622,334
Netflix, Inc. (a)	5,378	1,545,691
Take-Two Interactive Software, Inc. (a)	16,900	2,033,915
Walt Disney Co.	15,049	1,955,166

		7,157,106

Equity Real Estate Investment Trusts 3.6%
American Campus Communities, Inc.	2,400	119,952
American Homes 4 Rent, Class A	5,100	134,997
American Tower Corp.	9,300	2,028,144
Americold Realty Trust	3,600	144,324
Apartment Investment & Management Co., Class A	2,701	148,231
Apple Hospitality REIT, Inc.	2,100	34,608
AvalonBay Communities, Inc.	2,200	478,852
Boston Properties, Inc.	2,700	370,440
Brandywine Realty Trust	2,900	44,312
Brixmor Property Group, Inc.	2,900	63,858
Camden Property Trust	1,600	182,992
Colony Capital, Inc.	105,900	593,040
Corporate Office Properties Trust	3,100	91,884
Crown Castle International Corp.	6,800	943,772
CubeSmart	1,500	47,550
CyrusOne, Inc.	2,100	149,688
Douglas Emmett, Inc.	1,300	56,316
Duke Realty Corp.	6,100	214,354
Empire State Realty Trust, Inc., Class A	1,500	21,705

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value

Common Stocks (continued)
Equity Real Estate Investment Trusts (continued)
EPR Properties	800	$62,232
Equinix, Inc.	1,440	816,163
Equity LifeStyle Properties, Inc.	2,900	202,826
Equity Residential	6,200	549,692
Essex Property Trust, Inc.	1,099	359,516
Extra Space Storage, Inc.	2,200	246,994
Federal Realty Investment Trust	600	81,606
Gaming and Leisure Properties, Inc.	3,600	145,296
Healthcare Trust of America, Inc., Class A	1,800	55,800
Host Hotels & Resorts, Inc.	12,748	208,940
Invitation Homes, Inc.	7,700	237,083
Iron Mountain, Inc.	5,000	164,000
Kilroy Realty Corp.	700	58,751
Kimco Realty Corp.	5,800	125,048
Lamar Advertising Co., Class A	1,700	136,017
Liberty Property Trust	2,600	153,582
Life Storage, Inc.	400	43,568
Medical Properties Trust, Inc.	8,900	184,497
Mid-America Apartment Communities, Inc.	2,100	291,879
Omega Healthcare Investors, Inc.	1,500	66,060
Outfront Media, Inc.	33,900	891,909
Park Hotels & Resorts, Inc.	4,100	95,325
Prologis, Inc.	10,500	921,480
Public Storage	2,500	557,150
Rayonier, Inc.	1,000	26,980
Realty Income Corp.	1,000	81,790
Regency Centers Corp.	2,900	194,996
Retail Properties of America, Inc., Class A	17,000	233,920
SBA Communications Corp.	1,900	457,235
Service Properties Trust	2,900	73,370
Simon Property Group, Inc.	5,200	783,536
STORE Capital Corp.	2,900	117,450
Sun Communities, Inc.	1,500	243,975
UDR, Inc.	4,800	241,200
Ventas, Inc.	6,400	416,640
VEREIT, Inc.	17,400	171,216
Vornado Realty Trust	2,900	190,327
Weingarten Realty Investors	2,500	79,325
Welltower, Inc.	6,800	616,692
Weyerhaeuser Co.	13,000	379,730
WP Carey, Inc.	1,500	138,090

		16,970,905

Food & Staples Retailing 2.1%
Costco Wholesale Corp.	11,000	3,268,210
Sysco Corp.	30,100	2,404,087
U.S. Foods Holding Corp. (a)	48,400	1,920,028
Walmart, Inc.	20,700	2,427,282

		10,019,607

	Shares	Value

Food Products 1.6%
Bunge, Ltd.	35,300	$1,906,200
Pilgrim’s Pride Corp. (a)	64,300	1,952,148
Seaboard Corp.	318	1,341,671
Tyson Foods, Inc., Class A	27,900	2,309,841

		7,509,860

Health Care Equipment & Supplies 2.4%
Abbott Laboratories	6,400	535,104
Cooper Cos., Inc.	1,458	424,278
Danaher Corp.	14,100	1,943,262
DENTSPLY SIRONA, Inc.	2,100	115,038
Edwards Lifesciences Corp. (a)	1,300	309,894
Hill-Rom Holdings, Inc.	19,500	2,041,455
Hologic, Inc. (a)	28,900	1,396,159
Medtronic PLC	5,300	577,170
STERIS PLC	13,300	1,882,881
Varian Medical Systems, Inc. (a)	16,750	2,023,567
West Pharmaceutical Services, Inc.	300	43,152

		11,291,960

Health Care Providers & Services 3.0%
AmerisourceBergen Corp.	24,400	2,083,272
Anthem, Inc.	11,500	3,094,420
Cardinal Health, Inc.	43,600	2,156,020
Centene Corp. (a)	43,000	2,282,440
Cigna Corp. (a)	3,500	624,610
HCA Healthcare, Inc.	13,000	1,736,020
McKesson Corp.	16,500	2,194,500

		14,171,282

Hotels, Restaurants & Leisure 4.0%
Aramark	46,100	2,017,336
Chipotle Mexican Grill, Inc. (a)	100	77,816
Darden Restaurants, Inc.	7,738	868,745
Extended Stay America, Inc.	117,000	1,662,570
Hilton Worldwide Holdings, Inc.	1,100	106,656
McDonald’s Corp.	10,800	2,124,360
MGM Resorts International	56,800	1,618,800
Norwegian Cruise Line Holdings, Ltd. (a)	39,200	1,989,792
Royal Caribbean Cruises, Ltd.	9,200	1,001,236
Starbucks Corp.	41,600	3,517,696
Wynn Resorts, Ltd.	13,400	1,625,956
Yum China Holdings, Inc.	49,300	2,095,250

		18,706,213

Household Durables 1.3%
NVR, Inc. (a)	550	2,000,124
PulteGroup, Inc.	52,200	2,048,328
Toll Brothers, Inc.	48,000	1,908,960

		5,957,412

Household Products 1.5%
Procter & Gamble Co.	55,459	6,905,200

12	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Household Products (continued)
Spectrum Brands Holdings, Inc.	1,090	$54,729

		6,959,929

Independent Power & Renewable Electricity Producers 1.3%
AES Corp.	123,700	2,109,085
NRG Energy, Inc.	50,300	2,018,036
Vistra Energy Corp.	74,600	2,016,438

		6,143,559

Industrial Conglomerates 0.7%
3M Co.	3,900	643,461
Carlisle Cos., Inc.	800	121,816
Honeywell International, Inc.	12,000	2,072,760
Roper Technologies, Inc.	1,200	404,352

		3,242,389

Insurance 5.0%
American International Group, Inc.	48,700	2,579,152
American National Insurance Co.	10,200	1,223,796
Athene Holding, Ltd., Class A (a)	38,600	1,673,310
Brighthouse Financial, Inc. (a)	52,600	1,986,176
First American Financial Corp.	32,800	2,026,384
Kemper Corp.	25,900	1,861,692
Lincoln National Corp.	20,600	1,163,488
Mercury General Corp.	33,900	1,629,234
MetLife, Inc.	53,500	2,503,265
Old Republic International Corp.	29,100	650,094
Progressive Corp.	33,400	2,327,980
Prudential Financial, Inc.	27,402	2,497,418
Reinsurance Group of America, Inc.	6,500	1,056,055

		23,178,044

Interactive Media & Services 2.2%
Alphabet, Inc., Class A (a)	5,603	7,053,056
IAC/InterActiveCorp (a)	6,900	1,568,025
Twitter, Inc. (a)	58,500	1,753,245

		10,374,326

Internet & Direct Marketing Retail 4.0%
Amazon.com, Inc. (a)	7,143	12,690,682
Booking Holdings, Inc. (a)	1,428	2,925,644
eBay, Inc.	59,800	2,107,950
Expedia Group, Inc.	7,329	1,001,581

		18,725,857

IT Services 4.7%
Accenture PLC, Class A	10,672	1,978,802
Akamai Technologies, Inc. (a)	11,600	1,003,400
Amdocs, Ltd.	2,300	149,960
Automatic Data Processing, Inc.	7,200	1,168,056
Booz Allen Hamilton Holding Corp.	20,900	1,470,733
Broadridge Financial Solutions, Inc.	1,900	237,918
CACI International, Inc., Class A (a)	6,600	1,476,750

	Shares	Value

IT Services (continued)
Cognizant Technology Solutions Corp., Class A	4,200	$255,948
DXC Technology Co.	29,100	805,197
EPAM Systems, Inc. (a)	1,000	175,960
Euronet Worldwide, Inc. (a)	5,164	723,322
Fiserv, Inc. (a)	4,300	456,402
FleetCor Technologies, Inc. (a)	800	235,376
Genpact, Ltd.	3,700	144,929
Global Payments, Inc.	1,800	304,524
GoDaddy, Inc., Class A (a)	3,100	201,593
International Business Machines Corp.	13,807	1,846,410
Leidos Holdings, Inc.	18,800	1,621,124
Mastercard, Inc., Class A	15,019	4,157,409
Paychex, Inc.	5,400	451,656
PayPal Holdings, Inc. (a)	27,200	2,831,520
Sabre Corp.	2,500	58,700
VeriSign, Inc. (a)	1,900	361,038

		22,116,727

Life Sciences Tools & Services 2.2%
Bio-Rad Laboratories, Inc., Class A (a)	1,600	530,592
Bruker Corp.	43,200	1,922,400
Charles River Laboratories International, Inc. (a)	15,000	1,949,700
IQVIA Holdings, Inc. (a)	14,700	2,122,974
PRA Health Sciences, Inc. (a)	20,000	1,954,200
Thermo Fisher Scientific, Inc.	5,691	1,718,568

		10,198,434

Machinery 1.2%
AGCO Corp.	9,900	759,231
Allison Transmission Holdings, Inc.	2,000	87,220
Caterpillar, Inc.	2,300	316,940
Crane Co.	500	38,260
Cummins, Inc.	2,600	448,448
Dover Corp.	2,500	259,725
Graco, Inc.	1,300	58,760
Ingersoll-Rand PLC	4,400	558,316
ITT, Inc.	1,800	107,010
Oshkosh Corp.	6,400	546,432
PACCAR, Inc.	5,900	448,754
Parker-Hannifin Corp.	2,300	422,027
Pentair PLC	1,300	53,911
Stanley Black & Decker, Inc.	2,400	363,192
Timken Co.	21,400	1,048,600
Woodward, Inc.	1,100	117,326

		5,634,152

Media 2.8%
Altice U.S.A., Inc., Class A (a)	68,300	2,113,885
Charter Communications, Inc., Class A (a)	1,500	701,790
Comcast Corp., Class A	115,120	5,159,679
DISH Network Corp., Class A (a)	198	6,807
Fox Corp., Class B (a)	55,300	1,727,572

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value

Common Stocks (continued)
Media (continued)
John Wiley & Sons, Inc., Class A	14,900	$686,443
News Corp.
Class A	71,200	976,152
Class B	130,900	1,848,308

		13,220,636

Metals & Mining 0.4%
Newmont Goldcorp Corp.	6,300	250,299
Reliance Steel & Aluminum Co.	5,100	591,804
Steel Dynamics, Inc.	34,300	1,041,348

		1,883,451

Multi-Utilities 0.2%
CenterPoint Energy, Inc.	7,700	223,839
MDU Resources Group, Inc.	16,200	468,018

		691,857

Multiline Retail 0.8%
Dollar General Corp.	5,400	865,836
Target Corp.	24,800	2,651,368

		3,517,204

Oil, Gas & Consumable Fuels 5.5%
Centennial Resource Development, Inc., Class A (a)	40,200	136,680
Chevron Corp.	47,659	5,535,116
ConocoPhillips	51,500	2,842,800
Devon Energy Corp.	93,100	1,888,068
EOG Resources, Inc.	31,100	2,155,541
Exxon Mobil Corp.	47,745	3,226,130
HollyFrontier Corp.	36,500	2,005,310
Kinder Morgan, Inc.	76,100	1,520,478
Marathon Petroleum Corp.	20,000	1,279,000
Occidental Petroleum Corp.	36,000	1,458,000
PBF Energy, Inc., Class A	26,100	842,508
Valero Energy Corp.	27,559	2,672,672

		25,562,303

Paper & Forest Products 0.1%
Domtar Corp.	12,400	451,236

Personal Products 0.7%
Estee Lauder Cos., Inc., Class A	7,400	1,378,398
Nu Skin Enterprises, Inc., Class A	44,466	1,982,294

		3,360,692

Pharmaceuticals 2.3%
Catalent, Inc. (a)	3,400	165,410
Horizon Therapeutics PLC (a)	16,200	468,342
Johnson & Johnson	31,492	4,158,204
Merck & Co., Inc.	26,800	2,322,488
Mylan N.V. (a)	102,600	1,964,790

	Shares	Value

Pharmaceuticals (continued)
Pfizer, Inc.	42,511	$1,631,147

		10,710,381

Professional Services 0.5%
CoStar Group, Inc. (a)	300	164,856
IHS Markit, Ltd. (a)	3,100	217,062
ManpowerGroup, Inc.	11,698	1,063,582
Nielsen Holdings PLC	6,900	139,104
Robert Half International, Inc.	2,000	114,540
TransUnion	3,200	264,384
Verisk Analytics, Inc.	2,600	376,220

		2,339,748

Real Estate 0.1%
Healthpeak Properties, Inc.	8,400	316,008

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (a)	5,900	315,945
Jones Lang LaSalle, Inc.	900	131,868

		447,813

Road & Rail 0.8%
CSX Corp.	12,700	892,429
Kansas City Southern	1,000	140,780
Norfolk Southern Corp.	4,400	800,800
Ryder System, Inc.	536	26,066
Schneider National, Inc., Class B	1,400	32,018
Union Pacific Corp.	11,800	1,952,428

		3,844,521

Semiconductors & Semiconductor Equipment 5.5%
Analog Devices, Inc.	6,300	671,769
Applied Materials, Inc.	41,400	2,246,364
Broadcom, Inc.	11,200	3,279,920
Entegris, Inc.	31,500	1,512,000
Intel Corp.	74,132	4,190,682
KLA Corp.	3,600	608,544
Lam Research Corp.	5,100	1,382,304
Micron Technology, Inc. (a)	48,900	2,325,195
MKS Instruments, Inc.	14,400	1,558,368
NVIDIA Corp.	2,500	502,550
ON Semiconductor Corp. (a)	7,089	144,616
Qorvo, Inc. (a)	2,300	185,978
QUALCOMM, Inc.	37,300	3,000,412
Skyworks Solutions, Inc.	2,900	264,074
Teradyne, Inc.	25,200	1,542,744
Texas Instruments, Inc.	15,700	1,852,443
Xilinx, Inc.	4,400	399,256

		25,667,219

Software 7.1%
Adobe, Inc. (a)	8,122	2,257,347
ANSYS, Inc. (a)	1,438	316,576
Aspen Technology, Inc. (a)	1,100	126,621

14	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Software (continued)
Autodesk, Inc. (a)	1,700	$250,512
Cadence Design Systems, Inc. (a)	23,200	1,516,120
CDK Global, Inc.	17,300	874,342
Citrix Systems, Inc.	1,800	195,948
Dropbox, Inc., Class A (a)	61,900	1,226,858
Fair Isaac Corp. (a)	2,500	760,100
Fortinet, Inc. (a)	6,600	538,296
Intuit, Inc.	4,200	1,081,500
Microsoft Corp.	129,108	18,510,214
NortonLifeLock, Inc.	67,900	1,553,552
Palo Alto Networks, Inc. (a)	1,600	363,824
salesforce.com, Inc. (a)	13,800	2,159,562
ServiceNow, Inc. (a)	3,200	791,232
SS&C Technologies Holdings, Inc.	4,400	228,844
Synopsys, Inc. (a)	2,400	325,800
Tyler Technologies, Inc. (a)	288	77,334

		33,154,582

Specialty Retail 2.2%
AutoNation, Inc. (a)	15,100	767,835
AutoZone, Inc. (a)	1,049	1,200,454
Best Buy Co., Inc.	14,500	1,041,535
Home Depot, Inc.	18,029	4,229,243
Lowe’s Cos., Inc.	15,000	1,674,150
O’Reilly Automotive, Inc. (a)	900	391,959
Ross Stores, Inc.	1,800	197,406
TJX Cos., Inc.	12,400	714,860

		10,217,442

Technology Hardware, Storage & Peripherals 0.2%
Dell Technologies, Inc., Class C (a)	13,244	700,475
Hewlett Packard Enterprise Co.	4,900	80,409
Xerox Holdings Corp. (a)	9,600	325,728

		1,106,612

Textiles, Apparel & Luxury Goods 0.6%
NIKE, Inc., Class B	19,700	1,764,135
Skechers U.S.A., Inc., Class A (a)	21,400	799,718

		2,563,853

Thrifts & Mortgage Finance 0.2%
New York Community Bancorp, Inc.	91,800	1,069,470

Tobacco 0.0%‡
Philip Morris International, Inc. (c)	2,400	195,456

Trading Companies & Distributors 0.0%‡
HD Supply Holdings, Inc. (a)	3,000	118,620
W.W. Grainger, Inc.	300	92,652

		211,272

	Shares	Value

Wireless Telecommunication Services 0.4%
Telephone & Data Systems, Inc.	75,000	$1,956,750

Total Common Stocks (Cost $398,932,045)		455,403,648

Short-Term Investments 1.0%
Affiliated Investment Company 1.0%
MainStay U.S. Government Liquidity Fund, 1.76% (d)	4,850,764	4,850,764

Total Affiliated Investment Company (Cost $4,850,764)		4,850,764

	Principal Amount
Repurchase Agreement 0.0%‡
Fixed Income Clearing Corp. 4.00%, dated 10/31/19 due 11/1/19 Proceeds at Maturity $108,380 (Collateralized by a United States Treasury Note with a rate of 2.25% and a maturity date of 4/15/22, with a Principal Amount of $110,000 and a Market Value of $111,687)	$108,380	108,380

Total Repurchase Agreement (Cost $108,380)		108,380

	Shares
Unaffiliated Investment Company 0.0%‡
State Street Navigator Securities Lending Government Money Market Portfolio, 1.75% (d)(e)	67,914	67,914

Total Unaffiliated Investment Company (Cost $67,914)		67,914

Total Short-Term Investments (Cost $5,027,058)		5,027,058

Total Investments, Before Investments Sold Short (Cost $403,959,103)	98.3%	460,430,706

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value

Exchange-Traded Funds Sold Short (0.0%)‡
Exchange-Traded Fund (0.0%)‡
SPDR S&P 500 ETF Trust	(700)	$(212,331)

Total Investments Sold Short (Proceeds $211,746)		(212,331)

Total Investments, Net of Investments Sold Short (Cost $403,747,357)	98.3%	460,218,375
Other Assets, Less Liabilities	1.7	7,986,754
Net Assets	100.0%	$468,205,129
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of October 31, 2019, the aggregate market value of securities on loan was $65,784. The Fund received cash collateral with a value of $67,914 (See Note 2(K)).

(c)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(H)).

(d)	Current yield as of October 31, 2019.

(e)	Represents security purchased with cash collateral received for securities on loan.

Swap Contracts

Open OTC total return equity swap contracts as of October 31, 2019 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation

Citigroup	22nd Century Group, Inc.	1 month LIBOR BBA minus 8.10%	8/19/2020	Monthly	$(99)	$1,880
Citigroup	2U, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(1,185)	328,787
Citigroup	Accelerate Diagnostics, Inc.	1 month LIBOR BBA minus 30.80%	8/19/2020	Monthly	(346)	63,844
Citigroup	Albemarle Corp.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(783)	54,505
Citigroup	Alphabet, Inc., Class C	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	6,733	641,304
Citigroup	AMC Entertainment Holdings, Inc., Class A	1 month LIBOR BBA minus 2.30%	8/19/2020	Monthly	(665)	51,753
Citigroup	Amneal Pharmaceuticals, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	180	5,289
Citigroup	Antero Midstream Corp.	1 month LIBOR BBA minus 7.00%	8/19/2020	Monthly	(1,121)	235,024
Citigroup	Antero Resources Corp.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(1,238)	326,824
Citigroup	Apple, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	15,499	3,430,213
Citigroup	Applied Optoelectronics, Inc.	1 month LIBOR BBA minus 2.30%	8/19/2020	Monthly	(792)	47,620
Citigroup	Asbury Automotive Group, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	682	80,305
Citigroup	Atkore International Group, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	589	136,193
Citigroup	Atlas Air Worldwide Holdings, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(325)	38,259
Citigroup	Avaya Holdings Corp.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	1,211	44,189
Citigroup	Axonics Modulation Technologies, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(779)	227,653
Citigroup	B&G Foods, Inc.	1 month LIBOR BBA minus 4.35%	8/19/2020	Monthly	(324)	18,910
Citigroup	Baker Hughes A Ge Co.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(325)	31,779
Citigroup	Beazer Homes USA, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	387	71,712
Citigroup	Benchmark Electronics, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	1,247	315,215
Citigroup	Benefitfocus, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(745)	44,704
Citigroup	BMC Stock Holdings, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	155	41,515
Citigroup	BOK Financial Corp.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(242)	10,985
Citigroup	California Resources Corp.	1 month LIBOR BBA minus 1.00%	8/19/2020	Monthly	(437)	230,112
Citigroup	Cantel Medical Corp.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(558)	40,548
Citigroup	Cara Therapeutics, Inc.	1 month LIBOR BBA minus 0.45%	8/19/2020	Monthly	(693)	11,869
Citigroup	Central Garden & Pet Co., Class A	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	780	135,859
Citigroup	Cheniere Energy, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(947)	17,984

16	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation
Citigroup	Chesapeake Energy Corp.	1 month LIBOR BBA minus 7.00%	8/19/2020	Monthly	$(977)	$109,588
Citigroup	Choice Hotels International, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(142)	459
Citigroup	Concho Resources, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(111)	2,894
Citigroup	CONMED Corp.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	1,179	173,948
Citigroup	Customers BanCorp, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	322	64,255
Citigroup	CVR Energy, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	419	21,355
Citigroup	Delek US Holdings, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	1,153	73,204
Citigroup	Diamond Offshore Drilling, Inc.	1 month LIBOR BBA minus 0.80%	8/19/2020	Monthly	(1,035)	225,293
Citigroup	Diamondback Energy, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(1,045)	110,517
Citigroup	Digimarc Corp.	1 month LIBOR BBA minus 1.00%	8/19/2020	Monthly	(177)	13,458
Citigroup	Dorman Products, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(911)	84,016
Citigroup	Dril-Quip, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(880)	113,272
Citigroup	Duluth Holdings, Inc., Class B	1 month LIBOR BBA minus 0.80%	8/19/2020	Monthly	(479)	116,103
Citigroup	Ebix, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	1,389	68,254
Citigroup	Elastic NV	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(973)	210,019
Citigroup	Etsy, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(923)	207,076
Citigroup	Everbridge, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(1,034)	186,497
Citigroup	Evo Payments, Inc., Class A	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(848)	26,504
Citigroup	Evolus, Inc.	1 month LIBOR BBA minus 54.10%	8/19/2020	Monthly	(273)	6,964
Citigroup	First Midwest BanCorp, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	228	18,749
Citigroup	First Solar, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(828)	113,304
Citigroup	Five Below, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(615)	14,366
Citigroup	ForeScout Technologies, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(511)	68,520
Citigroup	Frank’s International N.V.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(189)	24,919
Citigroup	Great Lakes Dredge & Dock Corp.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	557	14,318
Citigroup	Group 1 Automotive, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	683	131,896
Citigroup	GrubHub, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(416)	225,882
Citigroup	GTT Communications, Inc.	1 month LIBOR BBA minus 6.00%	8/19/2020	Monthly	(1,202)	327,735
Citigroup	HealthEquity, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(956)	30,704
Citigroup	Herman Miller, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	1,358	64,460
Citigroup	Huntsman Corp.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	885	79,684
Citigroup	Insight Enterprises, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	687	85,905
Citigroup	Interactive Brokers Group, Inc., Class A	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(966)	29,304
Citigroup	International Flavors & Fragrances, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(795)	75,244
Citigroup	IPG Photonics Corp.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(971)	4,921
Citigroup	iRobot Corp.	1 month LIBOR BBA minus 0.55%	8/19/2020	Monthly	(1,228)	392,582
Citigroup	John B Sanfilippo & Son, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	532	62,038
Citigroup	JPMorgan Chase & Co.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	7,808	824,016
Citigroup	KB Home	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	696	17,172
Citigroup	Knoll, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	324	31,446
Citigroup	Lannett Co, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	449	293,846
Citigroup	Lithia Motors, Inc., Class A	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	650	152,821

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2019 (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation
Citigroup	Lumber Liquidators Holdings, Inc.	1 month LIBOR BBA minus 5.15%	8/19/2020	Monthly	$(806)	$144,594
Citigroup	M/I Homes, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	242	53,499
Citigroup	Magellan Health, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	147	2,074
Citigroup	Match Group, Inc.	1 month LIBOR BBA minus 3.10%	8/19/2020	Monthly	(196)	6,176
Citigroup	MBIA, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(967)	24,904
Citigroup	MDC Holdings, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	169	1,695
Citigroup	Medpace Holdings, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	1,232	92,734
Citigroup	Meritage Homes Corp.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	1,156	198,935
Citigroup	MicroStrategy, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	218	12,237
Citigroup	Murphy USA, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	690	252,974
Citigroup	Natus Medical, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	238	38,204
Citigroup	NetScout Systems, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	179	2,237
Citigroup	New Age Beverages Corp.	1 month LIBOR BBA minus 19.80%	8/19/2020	Monthly	(952)	161,713
Citigroup	nLight, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(951)	120,174
Citigroup	Noble Corp. PLC	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(298)	107,181
Citigroup	Noble Energy, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(718)	86,558
Citigroup	NuVasive, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	1,307	237,410
Citigroup	Ollie’s Bargain Outlet Holdings, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(1,109)	100,109
Citigroup	Overstock.com, Inc.	1 month LIBOR BBA minus 16.65%	8/19/2020	Monthly	(122)	2,493
Citigroup	Pacific Biosciences of California	1 month LIBOR BBA minus 0.80%	8/19/2020	Monthly	(317)	8,961
Citigroup	Pan American Silver Temp	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	— (a)	2
Citigroup	Party City Holdco, Inc.	1 month LIBOR BBA minus 0.60%	8/19/2020	Monthly	(606)	14,409
Citigroup	Paysign, Inc.	1 month LIBOR BBA minus 22.80%	8/19/2020	Monthly	(989)	41,636
Citigroup	Penumbra, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(1,016)	2,164
Citigroup	Premier, Inc., Class A	1 month LIBOR BBA minus 0.55%	8/19/2020	Monthly	(1,019)	61,545
Citigroup	PROS Holdings, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(269)	74,049
Citigroup	RPC, Inc.	1 month LIBOR BBA minus 0.95%	8/19/2020	Monthly	(215)	68,677
Citigroup	RR Donnelley & Sons Co	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	516	28,627
Citigroup	Sanmina Corp.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	720	10,747
Citigroup	ShotSpotter, Inc.	1 month LIBOR BBA minus 0.45%	8/19/2020	Monthly	(353)	156,755
Citigroup	Sientra, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(833)	42,651
Citigroup	Skyline Champion Corp.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	82	129
Citigroup	Smart Global Holdings, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	1,044	60,051
Citigroup	Sonic Automotive, Inc., Class A	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	652	121,351
Citigroup	Spectrum Brands Holdings, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(286)	5,103
Citigroup	SPS Commerce, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	287	19,352
Citigroup	Square, Inc., Class A	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(489)	3,540
Citigroup	Stewart Information Services Corp.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	565	28,205
Citigroup	Tabula Rasa HealthCare, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(49)	2,877
Citigroup	Tailored Brands, Inc.	1 month LIBOR BBA minus 4.30%	8/19/2020	Monthly	(520)	67,822
Citigroup	Taylor Morrison Home Corp.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	976	47,505
Citigroup	Tech Data Corp.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	1,200	281,571

18	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation
Citigroup	The Chefs’ Warehouse, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	$(358)	$30,547
Citigroup	The Lovesac Co.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(266)	45,347
Citigroup	The RMR Group, Inc., Class A	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	208	15,946
Citigroup	TiVo Corp.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	1,339	86,752
Citigroup	Transocean Ltd.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(1,073)	136,986
Citigroup	TrueCar, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(303)	63,727
Citigroup	Trupanion, Inc.	1 month LIBOR BBA minus 7.85%	8/19/2020	Monthly	(837)	79,746
Citigroup	Twilio, Inc., Class A	1 month LIBOR BBA minus 1.65%	8/19/2020	Monthly	(74)	6,206
Citigroup	Under Armour, Inc., Class C	1 month LIBOR BBA minus 2.10%	8/19/2020	Monthly	(153)	3,516
Citigroup	United Therapeutics Corp.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	98	17,763
Citigroup	UnitedHealth Group, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	5,868	130,442
Citigroup	Upwork, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(1,000)	28,486
Citigroup	Virtu Financial, Inc., Class A	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(1,072)	180,525
Citigroup	Vocera Communications, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(837)	154,513
Citigroup	Wayfair, Inc., Class A	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(937)	270,891
Citigroup	World Fuel Services Corp.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	694	60,332
Citigroup	World Wrestling Entertainment, Inc., Class A	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(989)	221,250
Citigroup	Yext, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(1,058)	96,819
Citigroup	Zscaler, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(980)	74,016
						$16,079,782

						Unrealized Depreciation

Citigroup	1-800-Flowers.Com, Inc., Class A	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	$1,540	$(274,589)
Citigroup	Acadia Healthcare Co, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(952)	(1,185)
Citigroup	Activision Blizzard, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(27)	(743)
Citigroup	Advanced Micro Devices, Inc.	1 month LIBOR BBA minus 0.50%	8/19/2020	Monthly	(241)	(47,204)
Citigroup	Ambac Financial Group, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(780)	(62,159)
Citigroup	Amyris, Inc.	1 month LIBOR BBA minus 16.80%	8/19/2020	Monthly	(321)	(41,100)
Citigroup	At Home Group, Inc.	1 month LIBOR BBA minus 0.40%	8/19/2020	Monthly	(420)	(164,302)
Citigroup	Builders FirstSource, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	91	(276)
Citigroup	Camping World Holdings, Inc., Class A	1 month LIBOR BBA minus 3.00%	8/19/2020	Monthly	(362)	(57,811)
Citigroup	Carbonite, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(107)	(21,235)
Citigroup	Cardlytics, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(583)	(187,578)
Citigroup	CarMax, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(218)	(15,181)
Citigroup	Carvana Co.	1 month LIBOR BBA minus 0.50%	8/19/2020	Monthly	(509)	(139,477)
Citigroup	City Holding Co.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(210)	(4,459)
Citigroup	Coca-Cola Consolidated, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	1,458	(110,706)
Citigroup	Codexis, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(154)	(2,487)
Citigroup	Cognex Corp.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(890)	(118,640)
Citigroup	Colfax Corp.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(591)	(113,858)
Citigroup	CommScope Holding Co., Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(738)	(24,050)
Citigroup	Community Bank System, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(213)	(24,399)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2019 (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/Received	Notional Amount Long/ (Short) (000)	Unrealized Depreciation
Citigroup	Core-Mark Holding Co., Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	$1,591	$(255,178)
Citigroup	Coupa Software, Inc.	1 month LIBOR BBA minus 1.50%	8/19/2020	Monthly	(462)	(19,325)
Citigroup	DexCom, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(465)	(12,563)
Citigroup	Domo, Inc., Class B	1 month LIBOR BBA minus 1.30%	8/19/2020	Monthly	(892)	(14,954)
Citigroup	Dynex Capital, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(515)	(73,173)
Citigroup	El Pollo Loco Holdings, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(362)	(2,034)
Citigroup	Energizer Holdings, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(924)	(48,267)
Citigroup	Erie Indemnity Co., Class A	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(419)	(5,252)
Citigroup	Eventbrite, Inc., Class A	1 month LIBOR BBA minus 0.50%	8/19/2020	Monthly	(943)	(49,196)
Citigroup	Evolent Health, Inc., Class A	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(131)	(688)
Citigroup	Express, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(210)	(1,424)
Citigroup	Facebook, Inc., Class A	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	8,072	(410,925)
Citigroup	Flagstar BanCorp, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	432	(10,075)
Citigroup	Freeport-McMoRan, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(275)	(6,790)
Citigroup	GCI Liberty, Inc., Class A	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(927)	(80,747)
Citigroup	General Electric Co.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	481	(293)
Citigroup	Genworth Financial, Inc., Class A	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	33	(1,380)
Citigroup	Glacier BanCorp, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(473)	(39,097)
Citigroup	GNC Holdings, Inc., Class A	1 month LIBOR BBA minus 3.80%	8/19/2020	Monthly	(65)	(26,920)
Citigroup	Gogo, Inc.	1 month LIBOR BBA minus 2.75%	8/19/2020	Monthly	(742)	(252,802)
Citigroup	Golar LNG Ltd.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(815)	(70,965)
Citigroup	Green Plains, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(784)	(182,079)
Citigroup	Guardant Health, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(983)	(24,451)
Citigroup	Hanesbrands, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(623)	(14,436)
Citigroup	Harley-Davidson, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(881)	(107,077)
Citigroup	HMS Holdings Corp.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	484	(39,345)
Citigroup	HP, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	653	(114,730)
Citigroup	Illumina, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(714)	(24,265)
Citigroup	Independent Bank Corp.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(333)	(3,644)
Citigroup	Inseego Corp.	1 month LIBOR BBA minus 19.30%	8/19/2020	Monthly	(453)	(55,383)
Citigroup	Insulet Corp.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(167)	(21,637)
Citigroup	Integer Holdings Corp.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	957	(15,576)
Citigroup	Kosmos Energy Ltd.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(105)	(11,800)
Citigroup	Lantheus Holdings, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	1,143	(167,430)
Citigroup	Liberty Broadband Corp., Class C	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(228)	(24,478)
Citigroup	Liberty Media Corp., Class A	1 month LIBOR BBA minus 0.50%	8/19/2020	Monthly	(259)	(7,274)
Citigroup	Mattel, Inc.	1 month LIBOR BBA minus 0.70%	8/19/2020	Monthly	(974)	(88,107)
Citigroup	Meritor, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	375	(11,588)
Citigroup	MongoDB, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(454)	(18,554)
Citigroup	Motorcar Parts of America, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(180)	(8,518)
Citigroup	Murphy Oil Corp.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(962)	(38,438)
Citigroup	National Oilwell VarCo, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(394)	(57,839)

20	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/Received	Notional Amount Long/ (Short) (000)	Unrealized Depreciation
Citigroup	Neenah, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	$(900)	$(15,951)
Citigroup	Nextier Oilfield Solutions, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	716	(191,060)
Citigroup	Nordic American Tankers Ltd.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	289	(34,410)
Citigroup	Nordstrom, Inc.	1 month LIBOR BBA minus 0.60%	8/19/2020	Monthly	(687)	(146,016)
Citigroup	Northwest Bancshares, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(784)	(28,906)
Citigroup	Novagold Resources, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(830)	(71,218)
Citigroup	Oracle Corp.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	2,124	(84,330)
Citigroup	Papa John’s International, Inc.	1 month LIBOR BBA minus 0.80%	8/19/2020	Monthly	(433)	(5,851)
Citigroup	PAR Technology Corp.	1 month LIBOR BBA minus 3.10%	8/19/2020	Monthly	(238)	(29,782)
Citigroup	Peabody Energy Corp.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	220	(94,305)
Citigroup	Performance Food Group Co.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	1,008	(53,981)
Citigroup	PetMed Express, Inc.	1 month LIBOR BBA minus 3.40%	8/19/2020	Monthly	(699)	(263,471)
Citigroup	Pluralsight, Inc., Class A	1 month LIBOR BBA minus 0.50%	8/19/2020	Monthly	(573)	(30,925)
Citigroup	Progress Software Corp.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	1,525	(62,092)
Citigroup	ProPetro Holding Corp.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	781	(164,652)
Citigroup	Pulse Biosciences, Inc.	1 month LIBOR BBA minus 3.60%	8/19/2020	Monthly	(72)	(8,438)
Citigroup	Range Resources Corp.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(715)	(6,510)
Citigroup	Renewable Energy Group, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(860)	(108,737)
Citigroup	Rent-A-Center, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	731	(9,730)
Citigroup	Schnitzer Steel Industries, Inc., Class A	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	494	(62,772)
Citigroup	Ship Finance International Ltd.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(191)	(1,823)
Citigroup	Southern Copper Corp.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(383)	(26,075)
Citigroup	Stericycle, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(525)	(142,973)
Citigroup	Stitch Fix, Inc., Class A	1 month LIBOR BBA minus 15.50%	8/19/2020	Monthly	(882)	(78,795)
Citigroup	Surgery Partners, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(65)	(3,847)
Citigroup	Syneos Health, Inc.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	1,399	(60,811)
Citigroup	Targa Resources Corp.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(480)	(33,173)
Citigroup	Tesla, Inc.	1 month LIBOR BBA minus 0.50%	8/19/2020	Monthly	(256)	(88,342)
Citigroup	TFS Financial Corp.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(252)	(13,479)
Citigroup	The 3D Systems Corp.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(836)	(233,658)
Citigroup	The Hain Celestial Group, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(898)	(127,555)
Citigroup	The Madison Square Garden Co., Class A	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(320)	(126)
Citigroup	The New York Times Co., Class A	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(936)	(30,609)
Citigroup	The Trade Desk, Inc., Class A	1 month LIBOR BBA minus 1.54%	8/19/2020	Monthly	(195)	(6,192)
Citigroup	Tiffany & Co.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(524)	(173,110)
Citigroup	Triumph BanCorp, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(87)	(3,490)
Citigroup	UBIQUITI, Inc.	1 month LIBOR BBA minus 0.55%	8/19/2020	Monthly	(867)	(69,310)
Citigroup	United States Steel Corp.	1 month LIBOR BBA minus 1.00%	8/19/2020	Monthly	(160)	(19,916)
Citigroup	Universal Corp.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	940	(494)
Citigroup	Urban Outfitters, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(230)	(17,197)
Citigroup	Varex Imaging Corp.	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	51	(3,204)
Citigroup	Visa, Inc., Class A	1 month LIBOR BBA plus 0.35%	8/19/2020	Monthly	5,202	(11,594)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2019 (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/Received	Notional Amount Long/ (Short) (000)	Unrealized Depreciation
Citigroup	Wabtec Corp.	1 month LIBOR BBA minus 0.40%	8/19/2020	Monthly	$(142)	$(2,169)
Citigroup	WaVe Life Sciences Ltd.	1 month LIBOR BBA minus 0.50%	8/19/2020	Monthly	(509)	(72,976)
Citigroup	WD-40 Co.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(127)	(4,366)
Citigroup	Westamerica Bancorporation	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(774)	(51,215)
Citigroup	Wolverine World Wide, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(239)	(47,416)
Citigroup	YETI Holdings, Inc.	1 month LIBOR BBA minus 6.60%	8/19/2020	Monthly	(990)	(56,803)
Citigroup	ZAGG, Inc.	1 month LIBOR BBA minus 0.35%	8/19/2020	Monthly	(142)	(8,723)
Citigroup	Zillow Group, Inc., Class C	1 month LIBOR BBA minus 0.50%	8/19/2020	Monthly	(363)	(16,568)
						$(6,709,282)

1.	As of October 31, 2019, cash in the amount $7,637,735 was pledged from brokers for OTC swap contracts.

2.	Fund pays the floating rate and receives the total return of the reference entity.

(a)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2019, the total market value of fair valued securities was $0, which represented less than one-tenth of a percent of the Fund’s net assets.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$455,403,648	$—	$—	$455,403,648
Short-Term Investments
Affiliated Investment Company	4,850,764	—	—	4,850,764
Repurchase Agreement	—	108,380	—	108,380
Unaffiliated Investment Company	67,914	—	—	67,914

Total Short-Term Investments	4,918,678	108,380	—	5,027,058

Total Investments in Securities	$460,322,326	$108,380	$—	$460,430,706

Other Financial Instruments
Total Return Equity Swap Contracts (b)	—	16,079,782	—	16,079,782

Total Investments in Securities and Other Financial Instruments	$460,322,326	$16,188,162	$—	$476,510,488

Liability Valuation Inputs
Exchange-Traded Fund Sold Short	$(212,331)	$—	$—	$(212,331)
Other Financial Instruments
Total Return Equity Swap Contracts (b)	—	(6,709,282)	—	(6,709,282)

Total Investments in Securities Sold Short and Other Financial Instruments	$(212,331)	$(6,709,282)	$—	$(6,921,613)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

22	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in unaffiliated securities before investments sold short, at value (identified cost $399,108,339) including securities on loan of $65,784	$455,579,942
Investment in affiliated investment company, at value (identified cost $4,850,764)	4,850,764
Receivables:
Dividends and interest	363,237
Investment securities sold	220,643
Fund shares sold	12,013
Securities lending	18
Unrealized appreciation on OTC swap contracts	16,079,782
Other assets	31,418

Total assets	477,137,817

Liabilities
Investments sold short (proceeds $211,746)	212,331
Due to custodian	93,506
Cash collateral received for securities on loan	67,914
Payables:
Fund shares redeemed	884,516
Manager (See Note 3)	397,658
Custodian	275,000
Investment securities purchased	107,609
NYLIFE Distributors (See Note 3)	64,666
Transfer agent (See Note 3)	60,776
Shareholder communication	26,152
Professional fees	22,128
Trustees	890
Broker fees and charges on short sales	5
Accrued expenses	10,255
Unrealized depreciation on OTC swap contracts	6,709,282

Total liabilities	8,932,688

Net assets	$468,205,129

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$55,566
Additional paid-in capital	369,209,680

369,265,246
Total distributable earnings (loss)	98,939,883

Net assets	$468,205,129

Class A
Net assets applicable to outstanding shares	$77,482,165

Shares of beneficial interest outstanding	9,079,040

Net asset value per share outstanding	$8.53
Maximum sales charge (5.50% of offering price)	0.50

Maximum offering price per share outstanding	$9.03

Investor Class
Net assets applicable to outstanding shares	$5,412,783

Shares of beneficial interest outstanding	647,474

Net asset value per share outstanding	$8.36
Maximum sales charge (5.50% of offering price)	0.49

Maximum offering price per share outstanding	$8.85

Class C
Net assets applicable to outstanding shares	$55,307,810

Shares of beneficial interest outstanding	7,724,259

Net asset value and offering price per share outstanding	$7.16

Class I
Net assets applicable to outstanding shares	$330,002,371

Shares of beneficial interest outstanding	38,115,263

Net asset value and offering price per share outstanding	$8.66

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$11,579,257
Securities lending	615,919
Dividends-affiliated	377,738
Interest	802

Total income	12,573,716

Expenses
Manager (See Note 3)	6,245,909
Distribution/Service—Class A (See Note 3)	220,539
Distribution/Service—Investor Class (See Note 3)	13,364
Distribution/Service—Class C (See Note 3)	719,869
Custodian	621,553
Transfer agent (See Note 3)	455,473
Dividends on investments sold short	144,226
Professional fees	112,181
Registration	92,623
Broker fees and charges on short sales	66,941
Shareholder communication	60,769
Trustees	14,902
Miscellaneous	31,306

Total expenses	8,799,655

Net investment income (loss)	3,774,061

Realized and Unrealized Gain (Loss) on Investments and Swap Contracts
Net realized gain (loss) on:
Unaffiliated investment transactions	53,530,650
Investments sold short	(2,101,360)
Swap transactions	(5,241,921)

Net realized gain (loss) on investments, investments sold short and swap transactions	46,187,369

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(21,684,989)
Investments sold short	48,632
Swap contracts	63,988

Net change in unrealized appreciation (depreciation) on investments, investments sold short and swap contracts	(21,572,369)

Net realized and unrealized gain (loss) on investments, investments sold short and swap transactions	24,615,000

Net increase (decrease) in net assets resulting from operations	$28,389,061

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,316.

24	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,774,061	$2,229,352
Net realized gain (loss) on investments, investments sold short and swap transactions	46,187,369	152,494,401
Net change in unrealized appreciation (depreciation) on investments, investments sold short and swap contracts	(21,572,369)	(139,718,975)

Net increase (decrease) in net assets resulting from operations	28,389,061	15,004,778

Distributions to shareholders:
Class A	(16,107,715)	(17,478,245)
Investor Class	(875,062)	(776,200)
Class C	(16,515,227)	(15,282,763)
Class I	(91,597,537)	(101,426,112)

Total distributions to shareholders	(125,095,541)	(134,963,320)

Capital share transactions:
Net proceeds from sale of shares	74,492,224	309,401,542
Net asset value of shares issued to shareholders in reinvestment of distributions	119,698,369	130,543,337
Cost of shares redeemed	(487,603,220)	(433,283,387)

Increase (decrease) in net assets derived from capital share transactions	(293,412,627)	6,661,492

Net increase (decrease) in net assets	(390,119,107)	(113,297,050)

Net Assets
Beginning of year	858,324,236	971,621,286

End of year	$468,205,129	$858,324,236

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019	2018	2017	2016	2015

Net asset value at beginning of year	$9.51	$10.91	$8.60	$8.93	$9.36

Net investment income (loss) (a)	0.04	0.01	(0.02)	0.00 ‡	(0.01)

Net realized and unrealized gain (loss) on investments	0.43	0.11	2.48	(0.15)	1.05

Total from investment operations	0.47	0.12	2.46	(0.15)	1.04

Less dividends and distributions:

From net investment income	(0.06)	(0.30)	—	—	—

From net realized gain on investments	(1.39)	(1.22)	(0.15)	(0.18)	(1.47)

Total dividends and distributions	(1.45)	(1.52)	(0.15)	(0.18)	(1.47)

Net asset value at end of year	$8.53	$9.51	$10.91	$8.60	$8.93

Total investment return (b)	6.17%	0.89%	28.96%	(1.72%)	12.27%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.49%	0.11%	(0.20%)	0.03%	(0.17%)

Net expenses (before waiver/reimbursement) (c)(d)	1.49%	1.50%	2.26%	2.62%	2.37%

Portfolio turnover rate	177%	167%	124%	159%	152%

Net assets at end of year (in 000’s)	$77,482	$109,168	$124,552	$157,903	$123,721

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
October 31, 2019	1.46%	0.03%
October 31, 2018	1.41%	0.09%
October 31, 2017	1.37%	0.89%
October 31, 2016	1.35%	1.27%
October 31, 2015	1.32%	1.05%

26	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Investor Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$9.35	$10.75	$8.49	$8.82	$9.28

Net investment income (loss) (a)	0.03	0.01	(0.03)	(0.00)‡	(0.02)

Net realized and unrealized gain (loss) on investments	0.43	0.10	2.44	(0.15)	1.03

Total from investment operations	0.46	0.11	2.41	(0.15)	1.01

Less dividends and distributions:

From net investment income	(0.06)	(0.29)	—	(0.00)‡	—

From net realized gain on investments	(1.39)	(1.22)	(0.15)	(0.18)	(1.47)

Total dividends and distributions	(1.45)	(1.51)	(0.15)	(0.18)	(1.47)

Net asset value at end of year	$8.36	$9.35	$10.75	$8.49	$8.82

Total investment return (b)	6.13%	0.84%	28.75%	(1.75%)	12.04%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.40%	0.05%	(0.28%)	(0.05%)	(0.26%)

Net expenses (before waiver/reimbursement) (c)(d)	1.57%	1.56%	2.29%	2.72%	2.50%

Portfolio turnover rate	177%	167%	124%	159%	152%

Net assets at end of year (in 000’s)	$5,413	$5,602	$5,449	$4,702	$3,938

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
October 31, 2019	1.54%	0.03%
October 31, 2018	1.46%	0.10%
October 31, 2017	1.45%	0.84%
October 31, 2016	1.44%	1.28%
October 31, 2015	1.45%	1.05%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class C	2019	2018	2017	2016	2015

Net asset value at beginning of year	$8.21	$9.62	$7.66	$8.04	$8.63

Net investment income (loss) (a)	(0.02)	(0.06)	(0.09)	(0.06)	(0.08)

Net realized and unrealized gain (loss) on investments	0.36	0.09	2.20	(0.14)	0.96

Total from investment operations	0.34	0.03	2.11	(0.20)	0.88

Less dividends and distributions:

From net investment income	—	(0.22)	—	—	—

From net realized gain on investments	(1.39)	(1.22)	(0.15)	(0.18)	(1.47)

Total dividends and distributions	(1.39)	(1.44)	(0.15)	(0.18)	(1.47)

Net asset value at end of year	$7.16	$8.21	$9.62	$7.66	$8.04

Total investment return (b)	5.35%	0.02%	27.93%	(2.55%)	11.32%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.31%)	(0.70%)	(1.04%)	(0.81%)	(1.04%)

Net expenses (before waiver/reimbursement) (c)(d)	2.32%	2.32%	3.05%	3.46%	3.25%

Portfolio turnover rate	177%	167%	124%	159%	152%

Net assets at end of year (in 000’s)	$55,308	$101,169	$102,745	$84,108	$54,873

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
October 31, 2019	2.29%	0.03%
October 31, 2018	2.22%	0.10%
October 31, 2017	2.21%	0.84%
October 31, 2016	2.19%	1.27%
October 31, 2015	2.20%	1.05%

28	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019	2018	2017	2016	2015

Net asset value at beginning of year	$9.63	$11.03	$8.69	$9.00	$9.41

Net investment income (loss) (a)	0.06	0.04	0.00 ‡	0.02	0.01

Net realized and unrealized gain (loss) on investments	0.45	0.10	2.50	(0.14)	1.05

Total from investment operations	0.51	0.14	2.50	(0.12)	1.06

Less dividends and distributions:

From net investment income	(0.09)	(0.32)	(0.01)	(0.01)	—

From net realized gain on investments	(1.39)	(1.22)	(0.15)	(0.18)	(1.47)

Total dividends and distributions	(1.48)	(1.54)	(0.16)	(0.19)	(1.47)

Net asset value at end of year	$8.66	$9.63	$11.03	$8.69	$9.00

Total investment return (b)	6.52%	1.14%	29.17%	(1.40%)	12.44%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.77%	0.37%	0.05%	0.28%	0.15%

Net expenses (before waiver/reimbursement) (c)(d)	1.25%	1.26%	1.98%	2.38%	2.12%

Portfolio turnover rate	177%	167%	124%	159%	152%

Net assets at end of year (in 000’s)	$330,002	$642,384	$738,876	$668,653	$669,159

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
October 31, 2019	1.22%	0.03%
October 31, 2018	1.16%	0.10%
October 31, 2017	1.12%	0.86%
October 31, 2016	1.10%	1.28%
October 31, 2015	1.07%	1.05%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay U.S. Equity Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A, Class C and Class I shares commenced operations on June 29, 2007. Investor Class shares commenced operations on February 28, 2008. Class R6 shares of the Fund were registered for sale effective as of February 28, 2017. As of October 31, 2019, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

30	MainStay MacKay U.S. Equity Opportunities Fund

market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

31

Notes to Financial Statements (continued)

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2019, the repurchase agreements are shown in the Portfolio of Investments.

(H)  Securities Sold Short.  During the year ended October 31, 2019, the Fund engaged in sales of securities it did not own (“short sales”) as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be

32	MainStay MacKay U.S. Equity Opportunities Fund

recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2019, the Fund did not hold any rights or warrants.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State

Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund had securities on loan with an aggregate market value of $65,784 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $67,914.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Equity Swaps (Total Return Swaps).  Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on

33

Notes to Financial Statements (continued)

the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The Fund will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Fund’s current obligations. The Fund and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to gain exposure to securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial.

(N)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into total return swap contracts to gain exposure to emerging market securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total

OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	$16,079,782	$16,079,782

Total Fair Value		$16,079,782	$16,079,782

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total

OTC Swap Contracts	Unrealized depreciation on OTC swap contracts	$(6,709,282)	$(6,709,282)

Total Fair Value		$(6,709,282)	$(6,709,282)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total

Swap Contracts	Net realized gain (loss) on swap transactions	$(5,241,921)	$(5,241,921)

Total Realized Gain (Loss)		$(5,241,921)	$(5,241,921)

34	MainStay MacKay U.S. Equity Opportunities Fund

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total

Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	$63,988	$63,988

Total Change in Unrealized Appreciation (Depreciation)		$63,988	$63,988

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$122,180,482	$122,180,482

Swap Contracts Short	$(107,005,284)	$(107,005,284)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Fund as of October 31, 2019.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Net Amount of Derivative Assets*	Collateral Pledged/ (Received)

Citigroup	$16,079,782	$(6,709,282)	$9,370,500	$(7,637,735)

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of October 31, 2019.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Net Amount of Derivative Liabilities†	Collateral Pledged/ (Received)

Citigroup	$6,709,282	$(6,709,282)	$—	$—

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

(P)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields”

or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. During the year ended October 31, 2019, the effective management fee rate was 1.00% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.50% of the Fund’s average daily net assets for Class A shares. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses

35

Notes to Financial Statements (continued)

(excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages:1.60% for Investor Class shares and 2.35% for Class C shares, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $6,245,909 and paid the Subadvisor in the amount of $3,122,955.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $14,846 and $4,459, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares of $2,537, $123 and $8,601, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$54,308
Investor Class	7,534
Class C	101,744
Class I	291,887

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$19,350	$142,709	$(157,208)	$—	$—	$4,851	$378	$—	4,851

36	MainStay MacKay U.S. Equity Opportunities Fund

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$407,440,108	$68,631,754	$(15,853,487)	$52,778,267

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$15,386,319	$30,775,300	$—	$52,778,264	$98,939,883

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market swap adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(123,003)	$123,003

The reclassifications for the Fund are primarily due to equalization.

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$6,287,986	$56,829,420
Long-Term Capital Gain	118,807,555	78,133,900
Total	$125,095,541	$134,963,320

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of securities, other than short-term securities, were $1,090,732 and $1,502,516, respectively.

37

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,424,239	$11,625,078
Shares issued to shareholders in reinvestment of dividends and distributions	2,006,808	15,853,780
Shares redeemed	(5,858,066)	(47,354,501)

Net increase (decrease) in shares outstanding before conversion	(2,427,019)	(19,875,643)
Shares converted into Class A (See Note 1)	49,867	407,578
Shares converted from Class A (See Note 1)	(22,998)	(186,387)

Net increase (decrease)	(2,400,150)	$(19,654,452)

Year ended October 31, 2018:
Shares sold	3,630,706	$36,529,095
Shares issued to shareholders in reinvestment of dividends and distributions	1,783,649	17,230,047
Shares redeemed	(5,450,662)	(54,540,144)

Net increase (decrease) in shares outstanding before conversion	(36,307)	(781,002)
Shares converted into Class A (See Note 1)	123,949	1,243,314
Shares converted from Class A (See Note 1)	(21,360)	(212,730)

Net increase (decrease)	66,282	$249,582

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	101,334	$819,022
Shares issued to shareholders in reinvestment of dividends and distributions	112,774	872,877
Shares redeemed	(151,580)	(1,188,850)

Net increase (decrease) in shares outstanding before conversion	62,528	503,049
Shares converted into Investor Class (See Note 1)	28,585	226,106
Shares converted from Investor Class (See Note 1)	(42,881)	(344,168)

Net increase (decrease)	48,232	$384,987

Year ended October 31, 2018:
Shares sold	183,384	$1,810,550
Shares issued to shareholders in reinvestment of dividends and distributions	81,358	772,900
Shares redeemed	(67,625)	(665,460)

Net increase (decrease) in shares outstanding before conversion	197,117	1,917,990
Shares converted into Investor Class (See Note 1)	21,462	210,178
Shares converted from Investor Class (See Note 1)	(126,028)	(1,243,314)

Net increase (decrease)	92,551	$884,854

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,008,669	$6,806,210
Shares issued to shareholders in reinvestment of dividends and distributions	2,309,129	15,424,979
Shares redeemed	(7,899,134)	(53,665,267)

Net increase (decrease) in shares outstanding before conversion	(4,581,336)	(31,434,078)
Shares converted from Class C (See Note 1)	(15,257)	(103,129)

Net increase (decrease)	(4,596,593)	$(31,537,207)

Year ended October 31, 2018:
Shares sold	2,899,015	$25,191,095
Shares issued to shareholders in reinvestment of dividends and distributions	1,684,806	14,152,374
Shares redeemed	(2,945,631)	(25,759,294)

Net increase (decrease)	1,638,190	$13,584,175

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	6,832,042	$55,241,914
Shares issued to shareholders in reinvestment of dividends and distributions	10,943,342	87,546,733
Shares redeemed	(46,352,637)	(385,394,602)

Net increase (decrease)	(28,577,253)	$(242,605,955)

Year ended October 31, 2018:
Shares sold	24,292,302	$245,870,802
Shares issued to shareholders in reinvestment of dividends and distributions	10,080,739	98,388,016
Shares redeemed	(34,642,086)	(352,318,489)

Net increase (decrease) in shares outstanding before conversion	(269,045)	(8,059,671)
Shares converted into Class I (See Note 1)	248	2,552

Net increase (decrease)	(268,797)	$(8,057,119)

Note 10–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled

38	MainStay MacKay U.S. Equity Opportunities Fund

Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court held that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay MacKay U.S. Equity Opportunities Fund	$45,424	$44,515

At this stage of the proceedings, the Fund does not believe a loss is probable; however, it is difficult to assess with any reasonable certainty

39

Notes to Financial Statements (continued)

the outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40	MainStay MacKay U.S. Equity Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay U.S. Equity Opportunities Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

41

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $118,970,053 as long term capital gain distributions.

For the fiscal year ended October 31, 2019, the Fund designated approximately $6,287,986 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2019 should be multiplied by 100.00% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

42	MainStay MacKay U.S. Equity Opportunities Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

43

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

44	MainStay MacKay U.S. Equity Opportunities Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

45

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

46	MainStay MacKay U.S. Equity Opportunities Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1716832 MS159-19	MSUER11-12/19 (NYLIM) NL234

MainStay MacKay International Opportunities Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9/28/2007	–1.88 3.83%	–0.49 0.64%	4.37 4.96%	1.78 1.78%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–2.15 3.54	–0.63 0.51	4.24 4.83	1.88 1.88
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/28/2007	1.82 2.81	–0.23 –0.23	4.06 4.06	2.62 2.62
Class I Shares	No Sales Charge		9/28/2007	4.08	0.92	5.22	1.53

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above if any changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

MSCI EAFE® Index[3]	11.04%	4.31%	5.41%
Morningstar Foreign Large Value Category Average[4]	6.31	2.00	4.18

3.

The MSCI EAFE® Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar Foreign Large Value Category Average is representative of funds invest mainly in big international stocks that are less expensive or growing more slowly than other large-cap stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). These portfolios typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay International Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay International Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Class A Shares	$1,000.00	$1,011.70	$9.43	$1,015.83	$9.45	1.86%

Investor Class Shares	$1,000.00	$1,010.50	$10.24	$1,015.02	$10.26	2.02%

Class C Shares	$1,000.00	$1,006.70	$14.16	$1,011.14	$14.19	2.80%

Class I Shares	$1,000.00	$1,012.90	$8.17	$1,017.09	$8.19	1.61%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

7

Country Composition as of October 31, 2019 (Unaudited)

Japan	22.7%

United Kingdom	11.4

Germany	9.1

Australia	7.2

Switzerland	7.1

France	6.5

Netherlands	4.6

Italy	4.3

United States	3.8

Hong Kong	3.3

Sweden	3.1

Denmark	2.8

Spain	1.9

Norway	1.8

Israel	1.5

Austria	1.2

Finland	1.0%

Singapore	0.9

Belgium	0.8

South Africa	0.7

China	0.6

Ireland	0.6

Jordan	0.2

New Zealand	0.2

Cambodia	0.1

India	0.1

Portugal	0.1

Russia	0.1

Other Assets, Less Liabilities	2.3

Investments Sold Short	0.0 ‡

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2019 (excluding short-term investments) (Unaudited)

1.	Roche Holding A.G.

2.	Novartis A.G., Registered

3.	British American Tobacco PLC

4.	Allianz S.E., Registered

5.	Zurich Insurance Group A.G.
6.	Volkswagen A.G.

7.	Sumitomo Mitsui Financial Group, Inc.

8.	SoftBank Group Corp.

9.	Astellas Pharma, Inc.

10.	Royal Dutch Shell PLC, Class A

Top Five Short Positions as of October 31, 2019 (Unaudited)

1.	iShares Core MSCI EAFE ETF

2.	Anxin-China Holdings, Ltd.

3.	Boshiwa International Holding, Ltd.

4.	Virgin Australia International Holdings Pty, Ltd.

5.	Intercell A.G.

8	MainStay MacKay International Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Ping Wang, PhD, and Rui Tang, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay International Opportunities Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay MacKay International Opportunities Fund returned 4.08%, underperforming the 11.04% return of the Fund’s primary benchmark, the MSCI EAFE® Index. Over the same period, Class I shares also underperformed the 6.31% return of the Morningstar Foreign Large Value Category Average.1

Were there any changes to the Fund during the reporting period?

Effective December 18, 2018, Andrew Ver Planck no longer served as a portfolio manager of the Fund and Rui Tang was added as a portfolio manager of the Fund. Ping Wang continues to manage the Fund. For more information about these changes refer to the supplement dated December 18, 2018.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s underperformance relative to the MSCI EAFE® Index resulted mainly from weak stock selection. The escalation in U.S.-China trade tension and the threat of a global economic slowdown hurt near-term market sentiment. Our model-driven stock selections were effective in Italy and Netherlands, but not enough to offset weak performance in Japan and Norway.

From the perspective of model-factor efficacy, our valuation signals, which seek to evaluate companies across sales- and cash-based measures on a peer-relative basis, were not rewarded in this market environment. Our momentum signals, which evaluate historical price trends, were not strong. Lastly, our sentiment signals, which evaluate stocks using a blend of earnings measures, were weak and volatile.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The consumer discretionary and financials sectors provided the Fund’s strongest positive contributions to performance relative to the MSCI EAFE® Index during the reporting period. (Contributions take weightings and total returns into account.) The weakest contributors to relative performance during the same reporting period included the materials, industrials and consumer staples sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the individual holdings generating the strongest positive contributions to the Fund’s absolute performance during the reporting period included Swiss packaged foods & meats producer Nestle, Swiss pharmaceuticals maker Roche, and Spanish electric utility company Iberdrola. Over the same reporting period, the stocks that detracted the most from the Fund’s absolute performance included Japanese diversified chemicals producer Showa Denko K.K., British specialized finance company Plus500, and French diversified metals & mining firm Eramet.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund made its largest initial purchase during the reporting period in Belgium-headquartered beverage firm Anheuser-Busch InBev, while its largest increased position size was in London-based British American Tobacco. During the same reporting period, the Fund sold its entire position in Japanese regional banking firm Mizuho Financial Group and decreased its holdings in German medical products maker Bayer.

How did the Fund’s sector weightings change during the reporting period?

The Fund saw its largest increases in exposure relative to the MSCI EAFE® Index in the financials and industrials sectors. Conversely, the Fund’s most significant decreases in benchmark-relative sector exposures occurred in materials and utilities.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2019, the Fund held its most overweight exposures, relative to the MSCI EAFE® Index, in the financials and industrials sectors. The Fund held its most underweight benchmark-relative exposures in the consumer staples and real estate sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2019

	Shares	Value
Common Stocks 93.1%†
Australia 7.2%
Accent Group, Ltd. (Specialty Retail)	745,606	$776,115
AGL Energy, Ltd. (Multi-Utilities)	141,697	1,932,087
Ansell, Ltd. (Health Care Equipment & Supplies)	35,838	681,856
AP Eagers, Ltd. (Specialty Retail)	34,127	287,952
Austal, Ltd. (Aerospace & Defense)	282,257	813,319
Beach Energy, Ltd. (Oil, Gas & Consumable Fuels)	436,501	689,066
BHP Group PLC (Metals & Mining)	46,263	979,683
Bravura Solutions, Ltd. (Software)	82,112	232,642
CIMIC Group, Ltd. (Construction & Engineering)	59,892	1,362,869
Codan, Ltd. (Electronic Equipment, Instruments & Components)	134,774	576,020
Commonwealth Bank of Australia (Banks)	16,096	872,794
EML Payments, Ltd. (IT Services) (a)	290,524	801,091
FlexiGroup, Ltd. (Consumer Finance)	244,466	328,619
Genworth Mortgage Insurance Australia, Ltd. (Thrifts & Mortgage Finance) (b)	311,688	837,962
Independence Group NL (Metals & Mining)	181,076	795,134
IPH, Ltd. (Professional Services)	145,693	810,498
JB Hi-Fi, Ltd. (Specialty Retail) (b)	30,633	782,168
Kogan.com, Ltd. (Internet & Direct Marketing Retail)	50,678	236,509
Magellan Financial Group, Ltd. (Capital Markets)	5,529	183,596
McMillan Shakespeare, Ltd. (Professional Services)	73,315	810,151
Metcash, Ltd. (Food & Staples Retailing)	369,274	717,856
Nickel Mines, Ltd. (Metals & Mining) (a)	416,169	183,607
NRW Holdings, Ltd. (Construction & Engineering)	432,583	670,952
Perenti Global, Ltd. (Metals & Mining)	510,516	805,906
Perseus Mining, Ltd. (Metals & Mining) (a)	1,350,032	795,701
Pro Medicus, Ltd. (Health Care Technology)	39,389	723,894
Ramelius Resources, Ltd. (Metals & Mining)	805,350	693,960
Regis Resources, Ltd. (Metals & Mining)	241,106	814,411
Saracen Mineral Holdings, Ltd. (Metals & Mining) (a)	310,838	803,536
SmartGroup Corp., Ltd. (Commercial Services & Supplies)	70,722	556,263
Treasury Wine Estates, Ltd. (Beverages)	6,151	74,500
Western Areas, Ltd. (Metals & Mining)	341,550	755,786
Westgold Resources, Ltd. (Metals & Mining) (a)	325,875	527,909
Westpac Banking Corp. (Banks)	12,554	244,132

		23,158,544

Austria 1.2%
ams A.G. (Semiconductors & Semiconductor Equipment) (a)	16,844	752,986

	Shares	Value
Austria (continued)
AT&S Austria Technologie & Systemtechnik A.G. (Electronic Equipment, Instruments & Components)	9,046	$167,881
OMV A.G. (Oil, Gas & Consumable Fuels)	26,132	1,524,867
Raiffeisen Bank International A.G. (Banks)	12,075	296,953
Verbund A.G. (Electric Utilities)	4,818	260,615
Wienerberger A.G. (Construction Materials)	28,256	763,897

		3,767,199

Belgium 0.8%
Barco N.V. (Electronic Equipment, Instruments & Components)	928	201,825
bpost S.A. / N.A. (Air Freight & Logistics)	18,513	211,637
D’ieteren S.A. / N.V. (Distributors)	12,389	782,068
Galapagos N.V. (Biotechnology) (a)	4,446	817,181
KBC Ancora (Diversified Financial Services)	4,918	234,211
Telenet Group Holding N.V. (Media) (a)	7,875	386,627

		2,633,549

Cambodia 0.1%
NagaCorp, Ltd. (Hotels, Restaurants & Leisure)	158,000	287,934

China 0.6%
CITIC Telecom International Holdings, Ltd. (Diversified Telecommunication Services)	888,000	337,705
FIH Mobile, Ltd. (Electronic Equipment, Instruments & Components) (a)(b)	5,816,000	831,287
Yangzijiang Shipbuilding Holdings, Ltd. (Machinery)	1,351,400	948,647

		2,117,639

Denmark 2.8%
Bavarian Nordic A/S (Biotechnology) (a)	15,532	365,299
Carlsberg A/S, Class B (Beverages) (c)	14,405	2,026,523
D/S Norden A/S (Marine)	6,432	94,001
Matas A/S (Specialty Retail)	35,436	271,372
Novo Nordisk A/S, Class B (Pharmaceuticals) (c)	39,721	2,169,333
Pandora A/S (Textiles, Apparel & Luxury Goods)	38,199	1,878,359
Royal Unibrew A/S (Beverages)	9,866	808,862
Scandinavian Tobacco Group A/S (Tobacco) (d)	63,164	746,317
Zealand Pharma A/S (Biotechnology) (a)	23,132	689,250

		9,049,316

Finland 1.0%
Kemira OYJ (Chemicals)	32,879	533,547
Metso OYJ (Machinery) (b)	39,922	1,508,507
Tokmanni Group Corp. (Multiline Retail)	25,260	323,420
Valmet OYJ (Machinery)	33,935	758,468

		3,123,942

10	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
France 6.5%
Air Liquide S.A. (Chemicals)	1,062	$141,068
Airbus S.E. (Aerospace & Defense)	3,768	539,679
AKKA Technologies S.E. (Professional Services)	1,785	115,069
BNP Paribas S.A. (Banks)	1,529	79,825
Capgemini S.E. (IT Services)	2,877	323,920
Compagnie de Saint-Gobain (Building Products)	8,117	330,159
COFACE S.A. (Insurance)	36,822	402,462
Credit Agricole S.A. (Banks)	139,126	1,813,129
Dassault Aviation S.A. (Aerospace & Defense)	721	1,001,143
Edenred (Commercial Services & Supplies)	32,353	1,703,131
Eiffage S.A. (Construction & Engineering)	4,254	456,989
Eramet S.A. (Metals & Mining)	14,395	718,289
Faurecia S.E. (Auto Components)	32,630	1,520,467
Ingenico Group S.A. (Electronic Equipment, Instruments & Components)	17,534	1,872,259
IPSOS (Media)	22,204	668,631
Kaufman & Broad S.A. (Household Durables)	8,346	318,157
Mersen S.A. (Electrical Equipment)	7,921	257,519
Natixis S.A. (Capital Markets)	392,479	1,799,515
Nexans S.A. (Electrical Equipment)	9,333	379,307
Quadient (Technology Hardware, Storage & Peripherals)	36,778	786,735
Rallye S.A. (Food & Staples Retailing) (b)	23,356	217,509
Sartorius Stedim Biotech (Life Sciences Tools & Services)	8,515	1,274,467
Societe Generale S.A. (Banks)	75,461	2,141,913
Sopra Steria Group (IT Services)	4,193	574,736
Television Francaise 1 (Media)	84,654	709,998
Virbac S.A. (Pharmaceuticals) (a)	2,088	508,831

		20,654,907

Germany 7.7%
Allianz S.E., Registered (Insurance)	12,576	3,071,696
BASF S.E. (Chemicals)	4,060	308,953
Bilfinger S.E. (Commercial Services & Supplies)	10,015	334,198
CANCOM S.E. (IT Services)	14,914	795,750
Carl Zeiss Meditec A.G. (Health Care Equipment & Supplies)	17,005	1,853,894
CECONOMY A.G. (Specialty Retail) (a)	151,066	762,389
Covestro A.G. (Chemicals) (d)	23,527	1,129,617
Deutsche Pfandbriefbank A.G. (Thrifts & Mortgage Finance) (d)	56,787	775,848
DWS Group GmbH & Co. KGaA (Capital Markets) (d)	23,780	769,133
Eckert & Ziegler A.G. (Health Care Equipment & Supplies)	4,493	786,733
Encavis A.G. (Independent Power & Renewable Electricity Producers)	40,717	403,710

	Shares	Value
Germany (continued)
Flatex A.G. (Capital Markets) (a)	12,379	$347,919
GEA Group A.G. (Machinery)	40,537	1,239,231
Hamburger Hafen und Logistik A.G. (Transportation Infrastructure)	8,951	231,806
HeidelbergCement A.G. (Construction Materials)	9,602	713,441
KION Group A.G. (Machinery)	2,675	177,753
Merck KGaA (Pharmaceuticals)	1,009	120,299
METRO A.G. (Food & Staples Retailing)	114,243	1,860,262
PUMA S.E. (Textiles, Apparel & Luxury Goods)	12,548	943,948
RWE A.G (Multi-Utilities)	42,588	1,298,131
Siemens A.G., Registered (Industrial Conglomerates)	6,065	699,293
Siemens Healthineers A.G. (Health Care Equipment & Supplies) (d)	3,508	149,046
Volkswagen A.G. (Automobiles)	8,940	1,694,035
Vonovia S.E. (Real Estate) (c)	36,030	1,917,190
Wacker Neuson S.E. (Machinery)	13,666	233,503
Wirecard A.G. (IT Services)	15,998	2,026,023

		24,643,801

Hong Kong 3.3%
CK Asset Holdings, Ltd. (Real Estate Management & Development)	246,000	1,717,239
First Pacific Co., Ltd. (Diversified Financial Services)	2,036,000	779,484
Genting Hong Kong, Ltd. (Hotels, Restaurants & Leisure) (a)	1,517,000	166,492
Get Nice Financial Group, Ltd. (Capital Markets)	240,000	23,890
Haitong International Securities Group, Ltd. (Capital Markets)	472,000	137,336
HKT Trust & HKT, Ltd. (Diversified Telecommunication Services)	979,000	1,524,231
Melco International Development, Ltd. (Hotels, Restaurants & Leisure)	285,000	758,332
Melco Resorts & Entertainment, Ltd., ADR (Hotels, Restaurants & Leisure) (c)	81,000	1,744,740
Nissin Foods Co., Ltd. (Food Products)	58,000	52,405
Shun Tak Holdings, Ltd. (Industrial Conglomerates)	1,902,000	781,582
Singamas Container Holdings, Ltd. (Machinery)	1,048,000	117,693
Stella International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	74,000	124,090
Sun Hung Kai Properties, Ltd. (Real Estate Management & Development)	24,500	371,755
WH Group, Ltd. (Food Products) (d)	840,500	892,420
Yue Yuen Industrial Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	502,500	1,417,218

		10,608,907

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
India 0.1%
RHI Magnesita N.V. (Construction Materials)	5,124	$230,848

Ireland 0.6%
AerCap Holdings N.V. (Trading Companies & Distributors) (a)	32,200	1,863,736

Israel 1.5%
Bank Leumi Le-Israel B.M. (Banks)	105,449	767,729
Elbit Systems, Ltd. (Aerospace & Defense)	4,031	660,501
Israel Discount Bank, Ltd., Class A (Banks)	279,502	1,276,790
Mehadrin, Ltd. (Food Products) (a)	—	5
Mizrahi Tefahot Bank, Ltd. (Banks)	65,522	1,624,827
Phoenix Holdings, Ltd. (Insurance)	27,960	170,325
Shikun & Binui, Ltd. (Construction & Engineering)	46,665	185,365

		4,685,542

Italy 4.3%
Atlantia S.p.A. (Transportation Infrastructure)	18,943	467,755
Banca Generali S.p.A. (Capital Markets)	24,442	797,087
Banca IFIS S.p.A. (Diversified Financial Services)	45,496	771,273
BPER Banca (Banks)	168,531	753,166
EL.En. S.p.A. (Health Care Equipment & Supplies)	10,932	309,932
Enel S.p.A. (Electric Utilities)	74,796	578,935
Falck Renewables S.p.A. (Independent Power & Renewable Electricity Producers)	156,785	698,050
Leonardo S.p.A. (Aerospace & Defense)	124,562	1,446,198
OVS S.p.A. (Textiles, Apparel & Luxury Goods) (a)(b)(d)	388,097	773,493
Piaggio & C. S.p.A. (Automobiles)	251,596	791,306
Poste Italiane S.p.A. (Insurance) (d)	153,094	1,857,713
Prysmian S.p.A. (Electrical Equipment)	72,462	1,673,717
RCS MediaGroup S.p.A. (Media) (b)	69,989	71,892
Snam S.p.A. (Gas Utilities)	326,281	1,673,945
Tinexta S.p.A. (Professional Services) (a)	12,441	183,156
Unipol Gruppo S.p.A. (Insurance)	139,764	779,238

		13,626,856

Japan 22.7%
Air Water, Inc. (Chemicals)	43,200	816,876
Astellas Pharma, Inc. (Pharmaceuticals) (c)	146,500	2,521,254
Bank of Kyoto, Ltd. (Banks)	2,600	104,491
Chubu Electric Power Co., Inc. (Electric Utilities)	82,800	1,246,332
Credit Saison Co., Ltd. (Consumer Finance)	94,400	1,379,417
Dai Nippon Printing Co., Ltd. (Commercial Services & Supplies)	65,200	1,755,733
Daiwa House Industry Co., Ltd. (Real Estate Management & Development)	18,600	643,310

	Shares	Value
Japan (continued)
Electric Power Development Co., Ltd. (Independent Power & Renewable Electricity Producers)	23,600	$575,631
FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	2,700	119,511
Fujitsu, Ltd. (IT Services)	18,100	1,612,558
Fukuoka Financial Group, Inc. (Banks)	92,000	1,797,574
Hitachi, Ltd. (Electronic Equipment, Instruments & Components)	65,500	2,468,002
INPEX Corp. (Oil, Gas & Consumable Fuels)	179,600	1,677,253
ITOCHU Corp. (Trading Companies & Distributors)	95,400	2,006,236
JXTG Holdings, Inc. (Oil, Gas & Consumable Fuels)	369,000	1,740,611
Kansai Electric Power Co., Inc. (Electric Utilities)	66,000	772,822
Kyocera Corp. (Electronic Equipment, Instruments & Components)	17,400	1,150,762
Marubeni Corp. (Trading Companies & Distributors)	249,200	1,767,176
Mebuki Financial Group, Inc. (Banks) (c)	688,800	1,766,808
MediPal Holdings Corp. (Health Care Providers & Services)	64,900	1,491,636
Mitsubishi Chemical Holdings Corp. (Chemicals)	98,700	759,146
Mitsubishi Corp. (Trading Companies & Distributors)	47,300	1,210,642
Mitsubishi Estate Co., Ltd. (Real Estate Management & Development)	17,100	333,718
Mitsubishi Heavy Industries, Ltd. (Machinery)	38,800	1,581,606
Mitsubishi UFJ Financial Group, Inc. (Banks)	283,000	1,493,225
Mitsubishi UFJ Lease & Finance Co., Ltd. (Diversified Financial Services)	288,700	1,788,502
Mitsui & Co., Ltd. (Trading Companies & Distributors)	140,700	2,433,163
Mitsui OSK Lines, Ltd. (Marine)	62,300	1,716,870
MS&AD Insurance Group Holdings, Inc. (Insurance)	17,900	581,638
NEC Corp. (Technology Hardware, Storage & Peripherals)	42,700	1,700,250
Nippon Electric Glass Co., Ltd. (Electronic Equipment, Instruments & Components)	18,300	416,703
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services) (c)	49,200	2,449,293
Nomura Holdings, Inc. (Capital Markets)	442,000	2,027,249
NTT Data Corp. (IT Services)	125,000	1,657,561
Oji Holdings Corp. (Paper & Forest Products)	295,200	1,544,476
Rakuten, Inc. (Internet & Direct Marketing Retail)	148,500	1,427,382
SBI Holdings, Inc. (Capital Markets)	25,500	559,635
Seven & i Holdings Co., Ltd. (Food & Staples Retailing)	1,400	53,153

12	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Japan (continued)
Shimizu Corp. (Construction & Engineering)	195,400	$1,834,759
Showa Denko K.K. (Chemicals)	63,700	1,813,849
SoftBank Corp. (Wireless Telecommunication Services) (c)	152,600	2,098,444
SoftBank Group Corp. (Wireless Telecommunication Services)	66,100	2,564,673
Sumitomo Chemical Co., Ltd. (Chemicals)	172,000	794,777
Sumitomo Dainippon Pharma Co., Ltd. (Pharmaceuticals)	102,200	1,800,022
Sumitomo Heavy Industries, Ltd. (Machinery)	2,600	81,739
Sumitomo Mitsui Financial Group, Inc. (Banks)	73,300	2,633,614
Sumitomo Realty & Development Co., Ltd. (Real Estate Management & Development)	1,800	65,723
Suzuken Co., Ltd. (Health Care Providers & Services)	23,900	1,283,637
Taiheiyo Cement Corp. (Construction Materials)	27,200	775,776
TAISEI Corp. (Construction & Engineering) (c)	48,300	1,923,234
TDK Corp. (Electronic Equipment, Instruments & Components)	7,700	772,210
Tokyo Century Corp. (Diversified Financial Services)	6,300	294,027
Toppan Printing Co., Ltd. (Commercial Services & Supplies) (c)	99,300	1,849,174
Tosoh Corp. (Chemicals)	35,400	491,057
Toyo Seikan Group Holdings, Ltd. (Containers & Packaging)	4,700	75,163

		72,300,083

Jordan 0.2%
Hikma Pharmaceuticals PLC (Pharmaceuticals)	29,748	774,535

Netherlands 4.6%
ASM International N.V. (Semiconductors & Semiconductor Equipment)	7,635	766,889
ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	4,591	1,203,280
ASR Nederland N.V. (Insurance)	11,234	411,086
EXOR N.V. (Diversified Financial Services)	26,929	2,063,930
Koninklijke Ahold Delhaize N.V. (Food & Staples Retailing)	53,272	1,326,423
Koninklijke BAM Groep N.V. (Construction & Engineering) (b)	296,395	751,053
Koninklijke Volkerwessels N.V. (Construction & Engineering)	23,387	542,537
NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	19,700	2,239,496
Royal Dutch Shell PLC, Class A (Oil, Gas & Consumable Fuels)	85,860	2,483,515

	Shares	Value
Netherlands (continued)
SBM Offshore N.V. (Energy Equipment & Services)	12,869	$221,248
Signify N.V. (Electrical Equipment) (d)	26,143	765,087
Wolters Kluwer N.V. (Professional Services)	26,958	1,984,974

		14,759,518

New Zealand 0.2%
Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	36,358	446,405
Meridian Energy, Ltd. (Independent Power & Renewable Electricity Producers)	105,658	311,616

		758,021

Norway 1.8%
Austevoll Seafood ASA (Food Products)	44,034	444,116
DNO ASA (Oil, Gas & Consumable Fuels)	68,830	83,117
Elkem ASA (Chemicals) (d)	303,896	720,403
Europris ASA (Multiline Retail) (d)	165,619	449,159
Golden Ocean Group, Ltd. (Marine)	126,672	730,046
NEL ASA (Electrical Equipment) (a)	827,698	714,638
Norwegian Finans Holding ASA (Banks) (a)	18,888	182,387
SpareBank 1 SMN (Banks)	10,777	116,018
TGS NOPEC Geophysical Co. ASA (Energy Equipment & Services)	11,078	286,944
Veidekke ASA (Construction & Engineering)	17,181	186,361
Yara International ASA (Chemicals)	45,872	1,785,268

		5,698,457

Portugal 0.1%
Mota-Engil SGPS S.A. (Construction & Engineering)	80,194	177,539

Russia 0.1%
Evraz PLC (Metals & Mining)	44,996	214,025

Singapore 0.9%
Best World International, Ltd. (Personal Products) (b)(e)(f)	618,500	618,295
BW LPG, Ltd. (Oil, Gas & Consumable Fuels) (d)	113,784	796,203
Golden Agri-Resources, Ltd. (Food Products)	1,138,000	171,480
Hi-P International, Ltd. (Electronic Equipment, Instruments & Components)	727,200	769,722
Singapore Exchange, Ltd. (Capital Markets)	74,600	490,223

		2,845,923

South Africa 0.7%
Anglo American PLC (Metals & Mining) (c)	88,459	2,270,624

Spain 1.9%
Almirall S.A. (Pharmaceuticals)	4,631	86,874
Banco Bilbao Vizcaya Argentaria S.A. (Banks)	417,920	2,201,419
Banco Santander S.A. (Banks) (b)	154,601	619,701

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Spain (continued)
CIE Automotive S.A. (Auto Components)	30,702	$764,280
Construcciones y Auxiliar de Ferrocarriles S.A. (Machinery)	2,279	102,306
Enagas S.A. (Gas Utilities)	78,593	1,945,059
Faes Farma S.A. (Pharmaceuticals)	27,290	156,748
Tecnicas Reunidas S.A. (Energy Equipment & Services) (a)	4,645	116,770

		5,993,157

Sweden 3.1%
Atlas Copco A.B., Class A (Machinery)	16,459	581,435
Bilia A.B., Class A (Specialty Retail)	24,113	241,737
Evolution Gaming Group A.B. (Hotels, Restaurants & Leisure) (d)	32,872	784,717
Fingerprint Cards A.B., Class B (Electronic Equipment, Instruments & Components) (a)(b)	371,262	689,601
Hoist Finance A.B. (Consumer Finance) (a)(d)	131,937	722,151
ICA Gruppen A.B. (Food & Staples Retailing)	26,033	1,151,247
Intrum A.B. (Commercial Services & Supplies)	28,361	763,680
Inwido A.B. (Building Products)	3,375	22,458
JM A.B. (Household Durables) (b)	30,198	772,487
LeoVegas A.B. (Hotels, Restaurants & Leisure) (d)	49,571	174,038
Lindab International A.B. (Building Products)	62,964	702,955
Mekonomen A.B. (Specialty Retail) (a)	2,241	19,078
NetEnt A.B. (Hotels, Restaurants & Leisure) (a)	170,902	483,199
Nobia A.B. (Household Durables)	16,768	106,974
Skandinaviska Enskilda Banken A.B., Class A (Banks)	208,282	1,995,738
Skanska A.B., Class B (Construction & Engineering)	31,394	668,151
Stillfront Group A.B. (Entertainment) (a)	67	1,717

		9,881,363

Switzerland 7.1%
Adecco Group A.G., Registered (Professional Services)	4,019	238,247
Alcon, Inc. (Health Care Equipment & Supplies) (a)	9,497	560,867
ALSO Holding A.G., Registered (Electronic Equipment, Instruments & Components) (a)	3,084	458,927
BKW A.G. (Electric Utilities)	4,265	314,741
Ferrexpo PLC (Metals & Mining)	55,330	90,271
Galenica A.G. (Health Care Providers & Services) (a)(d)	13,197	788,609
Gurit Holding A.G. (Chemicals)	226	322,563
LafargeHolcim, Ltd., Registered (Construction Materials) (a)	20,011	1,032,093
Landis+Gyr Group A.G. (Electronic Equipment, Instruments & Components) (a)	8,600	797,233

	Shares	Value
Switzerland (continued)
Novartis A.G., Registered (Pharmaceuticals)	47,056	$4,106,489
Roche Holding A.G. (Pharmaceuticals)	21,166	6,368,037
Schweizerische Nationalbank, Registered (Diversified Financial Services) (b)	24	138,185
Sonova Holding A.G., Registered (Health Care Equipment & Supplies)	7,935	1,817,851
Sulzer A.G., Registered (Machinery)	7,648	772,165
Swiss Life Holding A.G., Registered (Insurance)	562	280,971
Swisscom A.G., Registered (Diversified Telecommunication Services)	1,286	657,014
Swissquote Group Holding S.A., Registered (Capital Markets)	2,321	101,075
UBS Group A.G., Registered (Capital Markets) (a)	50,966	601,363
Wizz Air Holdings PLC (Airlines) (a)(d)	3,288	162,442
Zurich Insurance Group A.G. (Insurance)	7,676	2,999,592

		22,608,735

United Kingdom 11.4%
Ashtead Group PLC (Trading Companies & Distributors)	65,055	1,978,636
AstraZeneca PLC (Pharmaceuticals)	17,075	1,659,079
Aviva PLC (Insurance)	371,482	1,997,939
Barclays PLC (Banks)	886,990	1,927,959
Barratt Developments PLC (Household Durables)	210,906	1,724,420
Berkeley Group Holdings PLC (Household Durables)	32,816	1,870,786
British American Tobacco PLC (Tobacco)	99,444	3,480,576
Computacenter PLC (IT Services)	48,210	854,925
Crest Nicholson Holdings PLC (Household Durables)	145,136	730,200
Diageo PLC (Beverages)	32,367	1,326,767
Dialog Semiconductor PLC (Semiconductors & Semiconductor Equipment) (a)	16,671	747,631
Drax Group PLC (Independent Power & Renewable Electricity Producers)	188,837	726,003
EnQuest PLC (Oil, Gas & Consumable Fuels) (a)	2,847,889	656,644
Fiat Chrysler Automobiles N.V. (Automobiles)	73,593	1,143,186
Future PLC (Media)	22,938	449,851
Genel Energy PLC (Oil, Gas & Consumable Fuels) (b)	35,425	87,554
Go-Ahead Group PLC (Road & Rail)	28,336	750,251
Greggs PLC (Hotels, Restaurants & Leisure)	17,819	409,934
Gulf Keystone Petroleum, Ltd. (Oil, Gas & Consumable Fuels)	91,636	243,336
Imperial Brands PLC (Tobacco)	19,513	427,774
Legal & General Group PLC (Insurance)	536,251	1,831,747
Meggitt PLC (Aerospace & Defense)	204,624	1,655,033
Mitchells & Butlers PLC (Hotels, Restaurants & Leisure) (a)	37,285	205,746

14	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
OneSavings Bank PLC (Thrifts & Mortgage Finance)	80,038	$373,238
Paragon Banking Group PLC (Thrifts & Mortgage Finance)	74,671	487,011
Petrofac, Ltd. (Energy Equipment & Services)	158,095	787,002
Pets at Home Group PLC (Specialty Retail)	283,440	757,072
Premier Oil PLC (Oil, Gas & Consumable Fuels) (a)(b)	85,099	91,163
Prudential PLC (Insurance)	56,068	979,385
Redrow PLC (Household Durables)	17,905	139,623
Smith & Nephew PLC (Health Care Equipment & Supplies)	224	4,795
Taylor Wimpey PLC (Household Durables)	585,540	1,255,283
Tesco PLC (Food & Staples Retailing)	18,464	56,254
Ultra Electronics Holdings PLC (Aerospace & Defense)	15,977	403,568
Unilever N.V. (Personal Products)	30,893	1,824,390
Unilever PLC (Personal Products)	6,999	419,083
WPP PLC (Media)	146,112	1,823,012

		36,286,856

United States 0.6%
Carnival PLC (Hotels, Restaurants & Leisure)	45,083	1,805,676

Total Common Stocks (Cost $281,846,042)		296,827,232

Preferred Stocks 1.4%
Germany 1.4%
Draegerwerk A.G. & Co. KGaA 0.34% (Health Care Equipment & Supplies)	1,817	106,493
Porsche Automobil Holding S.E. 3.20% (Automobiles)	25,605	1,884,778
Sartorius A.G. 0.35% (Health Care Equipment & Supplies)	6,229	1,210,202
Volkswagen A.G. 2.66% (Automobiles)	6,332	1,205,497

Total Preferred Stocks (Cost $4,153,441)		4,406,970

Short-Term Investments 3.2%
Affiliated Investment Company 2.6%
United States 2.6%
MainStay U.S. Government Liquidity Fund, 1.76% (g)	8,450,570	8,450,570

Total Affiliated Investment Company (Cost $8,450,570)		8,450,570

	Shares	Value
Unaffiliated Investment Company 0.6%
United States 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.75% (g)(h)	1,850,947	$1,850,947

Total Unaffiliated Investment Company (Cost $1,850,947)		1,850,947

Total Short-Term Investments (Cost $10,301,517)		10,301,517

Total Investments, Before Investments Sold Short (Cost $296,301,000)	97.7%	311,535,719

Investments Sold Short (0.0%)‡ Common Stocks Sold Short (0.0%)‡
Australia (0.0%)‡
Virgin Australia International Holdings Pty, Ltd. (Airlines) (a)(e)(f)(i)	(444,108)	(30)

China (0.0%)‡
Boshiwa International Holding, Ltd. (Specialty Retail) (a)(e)(f)(i)	(86,000)	(2,744)

Hong Kong (0.0%)‡
Anxin-China Holdings, Ltd. (Electronic Equipment, Instruments & Components) (a)(e)(f)(i)	(1,608,000)	(20,521)

Total Common Stocks Sold Short (Proceeds $310,474)		(23,295)

Exchange-Traded Fund Sold Short (0.0%)‡
United States (0.0%)‡
iShares Core MSCI EAFE ETF (Capital Markets)	(610)	(38,571)

Total Exchange-Traded Fund Sold Short (Proceeds $37,230)		(38,571)

	Number of Rights
Rights Sold Short (0.0%)‡
Austria (0.0%)‡
Intercell A.G. (Biotechnology) (a)(e)(f)(i)	(19,159)	(2)

Total Rights Sold Short (Proceeds $0)		(2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2019 (continued)

	Number of Warrants	Value
Warrants Sold Short (0.0%)‡
Singapore (0.0%) ‡
Ezion Holdings, Ltd. Expires 4/13/23 (Energy Equipment & Services) (a)(e)(f)(i)	(2,005,620)	$—

Total Warrants Sold Short (Proceeds $0)		—

Total Investments Sold Short (Proceeds $347,704)		(61,868)

Total Investments, Net of Investments Sold Short (Cost $295,953,296)	97.7%	311,473,851
Other Assets, Less Liabilities	2.3	7,255,301
Net Assets	100.0%	$318,729,152

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	All or a portion of this security was held on loan. As of October 31, 2019, the aggregate market value of securities on loan was $6,179,910; the total market value of collateral held by the Fund was $6,600,172. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $4,749,225 (See
Note 2(M)).

(c)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(J)).

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)

Fair valued security — Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2019, the total market value of the fair valued securities was $594,998, which represented 0.2% of the Fund’s net assets.

(f)	Illiquid investment — As of October 31, 2019, the total market value of these illiquid investments was $594,998, which represented 0.2% of the Fund’s net assets. (Unaudited)

(g)	Current yield as of October 31, 2019.

(h)	Represents security purchased with cash collateral received for securities on loan.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

Swap Contracts

Open OTC total return equity swap contracts as of October 31, 2019 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation

Australia
Citigroup	Adelaide Brighton, Ltd.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	$(165)	$1,728
Citigroup	Aurizon Holdings, Ltd.	1 month LIBOR BBA plus 0.50%	12/19/2019	Monthly	1,677	85,435
Citigroup	Avita Medical, Ltd.	1 month LIBOR BBA minus 3.50%	12/19/2019	Monthly	(365)	15,783
Citigroup	Bega Cheese, Ltd.	1 month LIBOR BBA minus 2.103%	12/19/2019	Monthly	(812)	176,717
Citigroup	Carnarvon Petroleum, Ltd.	1 month LIBOR BBA minus 4.232%	12/19/2019	Monthly	(561)	38,978
Citigroup	Corporate Travel Management, Ltd.	1 month LIBOR BBA minus 1.25%	12/19/2019	Monthly	(499)	5,107
Citigroup	Costa Group Holdings, Ltd.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(737)	134,799
Citigroup	CSL, Ltd.	1 month LIBOR BBA plus 0.50%	12/19/2019	Monthly	1,605	282,627
Citigroup	Domain Holdings Australia, Ltd.	1 month LIBOR BBA minus 3.728%	12/19/2019	Monthly	(235)	25
Citigroup	Emeco Holdings, Ltd.	1 month LIBOR BBA minus 0.966%	12/19/2019	Monthly	(720)	48,365
Citigroup	Galaxy Resources, Ltd.	1 month LIBOR BBA minus 10.444%	12/19/2019	Monthly	(1,027)	612,725
Citigroup	HUB24, Ltd.	1 month LIBOR BBA minus 5.53%	12/19/2019	Monthly	(817)	17,694
Citigroup	Mayne Pharma Group, Ltd.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(739)	2,803
Citigroup	Orocobre, Ltd.	1 month LIBOR BBA minus 8.294%	12/19/2019	Monthly	(611)	100,743
Citigroup	Pilbara Minerals, Ltd.	1 month LIBOR BBA minus 20.00%	12/19/2019	Monthly	(432)	196,165
Citigroup	QBE Insurance Group, Ltd.	1 month LIBOR BBA plus 0.50%	12/19/2019	Monthly	1,592	94,143
Citigroup	Sims Metal Management, Ltd.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(868)	68,941

16	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation

Australia (continued)
Citigroup	SpeedCast International, Ltd.	1 month LIBOR BBA minus 0.75%	12/19/2019	Monthly	$(274)	$207,871
Citigroup	Technology One, Ltd.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(133)	1,750
Citigroup	Viva Energy Group, Ltd.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(331)	32,648
Citigroup	Vocus Group, Ltd.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(143)	4,938
Citigroup	Webjet, Ltd.	1 month LIBOR BBA minus 1.269%	12/19/2019	Monthly	(871)	100,443
Citigroup	Wesfarmers, Ltd.	1 month LIBOR BBA plus 0.50%	12/19/2019	Monthly	675	4,957

Austria

Citigroup	FACC A.G.	1 month LIBOR BBA minus 1.015%	12/19/2019	Monthly	(468)	78,863
Citigroup	S&T A.G.	1 month LIBOR BBA minus 1.046%	12/19/2019	Monthly	(823)	55,974
Citigroup	Schoeller-Bleckmann Oilfield Equipment A.G.	1 month LIBOR BBA minus 0.42%	12/19/2019	Monthly	(878)	114,190
Citigroup	Zumtobel Group A.G.	1 month LIBOR BBA minus 1.538%	12/19/2019	Monthly	(28)	2,932

Belgium

Citigroup	Ion Beam Applications	1 month LIBOR BBA minus 5.50%	12/19/2019	Monthly	(340)	23,337

Denmark

Citigroup	Ambu A/S	1 month LIBOR BBA minus 3.25%	12/19/2019	Monthly	(779)	34,002
Citigroup	FLSmidth & Co. A/S	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(774)	22,064
Citigroup	Rockwool International A/S	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(89)	3,235
Citigroup	Sydbank A/S	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(555)	842

Finland

Citigroup	Outokumpu OYJ	1 month LIBOR BBA minus 2.75%	12/19/2019	Monthly	(209)	4,663

France

Citigroup	AXA S.A.	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	2,424	128,417
Citigroup	DBV Technologies S.A.	1 month LIBOR BBA minus 9.729%	12/19/2019	Monthly	(366)	95,598
Citigroup	L’Oreal S.A.	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	2,971	114,434
Citigroup	LVMH Moet Hennessy Louis Vuitton S.E.	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	3,539	770,299
Citigroup	Maisons du Monde S.A.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(557)	165,908
Citigroup	Peugeot S.A.	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	1,769	129,972
Citigroup	Safran S.A.	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	2,826	58,162
Citigroup	Sanofi	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	3,696	280,016
Citigroup	Technicolor S.A., Registered	1 month LIBOR BBA minus 3.75%	12/19/2019	Monthly	(852)	300,619
Citigroup	Vallourec S.A.	1 month LIBOR BBA minus 8.50%	12/19/2019	Monthly	(763)	56,461

Germany

Citigroup	Allianz S.E., Registered	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	796	91,348
Citigroup	Aumann A.G.	1 month LIBOR BBA minus 8.75%	12/19/2019	Monthly	(984)	669,852
Citigroup	AURELIUS Equity Opportunities SE & Co KGaA	1 month LIBOR BBA minus 3.50%	12/19/2019	Monthly	(136)	21,496
Citigroup	Bayer A.G., Registered	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	245	47,754
Citigroup	Deutsche Telekom A.G., Registered	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	614	24,796
Citigroup	Heidelberger Druckmaschinen A.G.	1 month LIBOR BBA minus 4.681%	12/19/2019	Monthly	(301)	38,675

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2019 (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation

Germany (continued)
Citigroup	LEONI A.G.	1 month LIBOR BBA minus 8.07%	12/19/2019	Monthly	$(988)	$252,761
Citigroup	S.A.P S.E.	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	3,345	107,497
Citigroup	SGL Carbon S.E.	1 month LIBOR BBA minus 4.671%	12/19/2019	Monthly	(637)	249,749
Citigroup	SMA Solar Technology A.G.	1 month LIBOR BBA minus 4.50%	12/19/2019	Monthly	(250)	2,057
Citigroup	zooplus A.G.	1 month LIBOR BBA minus 4.103%	12/19/2019	Monthly	(877)	143,628

Hong Kong

Citigroup	AIA Group, Ltd.	1 month LIBOR BBA plus 0.50%	12/19/2019	Monthly	1,913	57,776
Citigroup	Ausnutria Dairy Corp., Ltd.	1 month LIBOR BBA minus 2.895%	12/19/2019	Monthly	(786)	66,495
Citigroup	CK Hutchison Holdings, Ltd.	1 month LIBOR BBA plus 0.50%	12/19/2019	Monthly	1,831	73,787
Citigroup	Esprit Holdings, Ltd.	1 month LIBOR BBA minus 0.827%	12/19/2019	Monthly	(173)	38,592
Citigroup	Health & Happiness H&H International Holdings, Ltd.	1 month LIBOR BBA minus 3.822%	12/19/2019	Monthly	(501)	4,559
Citigroup	Li & Fung, Ltd.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(982)	211,761
Citigroup	Sa Sa International Holdings, Ltd.	1 month LIBOR BBA minus 4.227%	12/19/2019	Monthly	(993)	220,756

Italy

Citigroup	Brunello Cucinelli S.p.A.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(921)	112,840
Citigroup	Credito Valtellinese S.p.A.	1 month LIBOR BBA minus 5.50%	12/19/2019	Monthly	(440)	151,965
Citigroup	Datalogic S.p.A.	1 month LIBOR BBA minus 0.616%	12/19/2019	Monthly	(759)	77,471
Citigroup	De’Longhi S.p.A.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(394)	20,310
Citigroup	GIMA TT S.p.A.	1 month LIBOR BBA minus 2.173%	12/19/2019	Monthly	(88)	2,993
Citigroup	Maire Tecnimont S.p.A.	1 month LIBOR BBA minus 1.718%	12/19/2019	Monthly	(825)	68,757
Citigroup	TOD’S S.p.A.	1 month LIBOR BBA minus 15.06%	12/19/2019	Monthly	(332)	11,388

Japan

Citigroup	Sony Corp.	1 month LIBOR BBA plus 0.50%	12/20/2019	Monthly	3,168	342,919
Citigroup	Toyota Motor Corp.	1 month LIBOR BBA plus 0.50%	12/20/2019	Monthly	3,979	414,000

Netherlands

Citigroup	AMG Advanced Metallurgical Group NV	1 month LIBOR BBA minus 4.356%	12/19/2019	Monthly	(810)	86,370
Citigroup	Boskalis Westminster	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(292)	3,031
Citigroup	Flow Traders	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(133)	14,327

Norway

Citigroup	Aker Solutions ASA	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(284)	6,912
Citigroup	Borr Drilling, Ltd.	1 month LIBOR BBA minus 1.873%	12/19/2019	Monthly	(1,017)	219,342
Citigroup	FLEX LNG, Ltd.	1 month LIBOR BBA minus 2.665%	12/19/2019	Monthly	(332)	35,477
Citigroup	Leroy Seafood Group ASA	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(332)	2,749
Citigroup	Northern Drilling, Ltd.	1 month LIBOR BBA minus 1.25%	12/19/2019	Monthly	(129)	82,351

Singapore

Citigroup	COSCO Shipping International Singapore Co., Ltd.	1 month LIBOR BBA minus 10.583%	12/19/2019	Monthly	(87)	14,545

Spain

Citigroup	ACS Actividades de Construccion y Servicios S.A.	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	1,544	46,744

18	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation

Spain (continued)
Citigroup	Iberdrola S.A.	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	$2,823	$193,227
Citigroup	Liberbank S.A.	1 month LIBOR BBA minus 0.44%	12/19/2019	Monthly	(519)	133,758
Citigroup	Tubacex S.A.	1 month LIBOR BBA minus 2.60%	12/19/2019	Monthly	(220)	34,775

Sweden

Citigroup	Hansa Medical A.B.	1 month LIBOR BBA minus 5.927%	12/19/2019	Monthly	(568)	55,808
Citigroup	Oncopeptides A.B.	1 month LIBOR BBA minus 8.924%	12/19/2019	Monthly	(605)	34,284
Citigroup	PowerCell Sweden A.B.	1 month LIBOR BBA minus 22.75%	12/19/2019	Monthly	(167)	10,541
Citigroup	Tobii A.B.	1 month LIBOR BBA minus 9.75%	12/19/2019	Monthly	(127)	19,173
Citigroup	Vitrolife A.B.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(194)	370

Switzerland

Citigroup	Aryzta A.G.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(628)	20,154
Citigroup	Autoneum Holding A.G.	1 month LIBOR BBA minus 0.86%	12/19/2019	Monthly	(574)	28,393
Citigroup	Basilea Pharmaceutica A.G., Registered	1 month LIBOR BBA minus 1.243%	12/19/2019	Monthly	(777)	44,867
Citigroup	COSMO Pharmaceuticals N.V.	1 month LIBOR BBA minus 5.00%	12/19/2019	Monthly	(126)	47,604
Citigroup	GAM Holding A.G.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(317)	57,609
Citigroup	Leonteq A.G.	1 month LIBOR BBA minus 1.128%	12/19/2019	Monthly	(198)	13,670
Citigroup	Nestle S.A., Registered	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	7,021	1,877,564

United Kingdom

Citigroup	AG Barr PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(160)	4,799
Citigroup	Aston Martin Lagonda Global Holdings PLC	1 month LIBOR BBA minus 4.00%	12/19/2019	Monthly	(365)	26,305
Citigroup	CYBG PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(865)	89,106
Citigroup	Elementis PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(551)	33,267
Citigroup	Energean Oil & Gas PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(130)	2,411
Citigroup	GlaxoSmithKline PLC	1 month LIBOR BBA plus 0.35%	12/19/2019	Monthly	2,262	404,717
Citigroup	HSBC Holdings PLC	1 month LIBOR BBA plus 0.35%	12/19/2019	Monthly	2,332	98,750
Citigroup	Hunting PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(185)	7,307
Citigroup	Just Eat PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(617)	9,291
Citigroup	Metro Bank PLC	1 month LIBOR BBA minus 13.908%	12/19/2019	Monthly	(327)	187,354
Citigroup	Renishaw PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(855)	52,276
Citigroup	Rio Tinto PLC, Registered	1 month LIBOR BBA plus 0.35%	12/19/2019	Monthly	2,819	149,337
Citigroup	Sanne Group PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(316)	50,258
Citigroup	SIG PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(250)	2,334
Citigroup	SolGold PLC	1 month LIBOR BBA minus 6.50%	12/19/2019	Monthly	(77)	34,682
Citigroup	Stobart Group, Ltd.	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(669)	84,020
Citigroup	Superdry PLC	1 month LIBOR BBA minus 0.544%	12/19/2019	Monthly	(1,065)	291,399
Citigroup	TalkTalk Telecom Group PLC	1 month LIBOR BBA minus 4.00%	12/19/2019	Monthly	(300)	22,810
						$12,835,423

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2019 (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized (Depreciation)

Australia

Citigroup	Afterpay Touch Group, Ltd.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	$(630)	$(3,507)
Citigroup	ARB Corp., Ltd.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(518)	(12,990)
Citigroup	Australia & New Zealand Banking Group	1 month LIBOR BBA plus 0.50%	12/19/2019	Monthly	2,708	(127,744)
Citigroup	BHP Group, Ltd.	1 month LIBOR BBA plus 0.50%	12/19/2019	Monthly	445	(26,310)
Citigroup	Bingo Industries, Ltd.	1 month LIBOR BBA minus 1.245%	12/19/2019	Monthly	(703)	(132,889)
Citigroup	Blackmores, Ltd.	1 month LIBOR BBA minus 10.00%	12/19/2019	Monthly	(255)	(10,284)
Citigroup	Cleanaway Waste Management, Ltd.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(344)	(11,039)
Citigroup	Coca-Cola Amatil, Ltd.	1 month LIBOR BBA plus 0.50%	12/19/2019	Monthly	1,584	(70,759)
Citigroup	Cooper Energy, Ltd.	1 month LIBOR BBA minus 2.373%	12/19/2019	Monthly	(548)	(61,378)
Citigroup	Electro Optic Systems Holdings, Ltd.	1 month LIBOR BBA minus 5.75%	12/19/2019	Monthly	(155)	(6,551)
Citigroup	Fortescue Metals Group, Ltd.	1 month LIBOR BBA plus 0.50%	12/19/2019	Monthly	1,708	(21,497)
Citigroup	GUD Holdings, Ltd.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(139)	(38,011)
Citigroup	Harvey Norman Holdings, Ltd.	1 month LIBOR BBA plus 0.50%	12/19/2019	Monthly	1,503	(52,761)
Citigroup	Link Administration Holdings, Ltd.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(791)	(12,743)
Citigroup	Mount Gibson Iron, Ltd.	1 month LIBOR BBA minus 0.75%	12/19/2019	Monthly	(192)	(14,257)
Citigroup	nearmap, Ltd.	1 month LIBOR BBA minus 1.50%	12/19/2019	Monthly	(579)	(42,668)
Citigroup	Netwealth Group, Ltd.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(243)	(424)
Citigroup	Nufarm, Ltd.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(539)	(195,894)
Citigroup	oOh!media, Ltd.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(526)	(2,307)
Citigroup	Opthea, Ltd.	1 month LIBOR BBA minus 6.00%	12/19/2019	Monthly	(80)	(2,963)
Citigroup	Orora, Ltd.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(590)	(102,753)
Citigroup	Pact Group Holdings, Ltd.	1 month LIBOR BBA minus 0.789%	12/19/2019	Monthly	(449)	(30,345)
Citigroup	Pinnacle Investment Management Group, Ltd.	1 month LIBOR BBA minus 5.50%	12/19/2019	Monthly	(399)	(43,241)
Citigroup	Reliance Worldwide Corp., Ltd.	1 month LIBOR BBA minus 1.25%	12/19/2019	Monthly	(736)	(67,531)
Citigroup	Rio Tinto, Ltd.	1 month LIBOR BBA plus 0.50%	12/19/2019	Monthly	2,090	(249,797)
Citigroup	Sandfire Resources NL	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(113)	(1,861)
Citigroup	Silver Lake Resources, Ltd.	1 month LIBOR BBA minus 4.50%	12/19/2019	Monthly	(71)	(13,912)
Citigroup	Zip Co., Ltd.	1 month LIBOR BBA minus 5.00%	12/19/2019	Monthly	(505)	(100,118)

Belgium
Citigroup	Anheuser-Busch InBev S.A.	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	3,182	(511,436)
Citigroup	Melexis NV	1 month LIBOR BBA minus 2.269%	12/19/2019	Monthly	(586)	(27,182)

Finland
Citigroup	Caverion OYJ	1 month LIBOR BBA minus 2.161%	12/19/2019	Monthly	(106)	(23,011)
Citigroup	Metsa Board OYJ	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(388)	(125,743)
Citigroup	Outotec OYJ	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(388)	(219,762)

France
Citigroup	Devoteam S.A.	1 month LIBOR BBA minus 1.00%	12/19/2019	Monthly	(99)	(1,639)
Citigroup	Elior Group S.A.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(500)	(1,305)
Citigroup	Europcar Groupe S.A.	1 month LIBOR BBA minus 1.50%	12/19/2019	Monthly	(199)	(23)

20	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized (Depreciation)

France (continued)
Citigroup	Solocal Group	1 month LIBOR BBA minus 3.389%	12/19/2019	Monthly	$(628)	$(7,815)
Citigroup	TOTAL S.A.	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	1,664	(56,620)
Citigroup	Trigano S.A.	1 month LIBOR BBA minus 0.45%	12/19/2019	Monthly	(614)	(36,921)

Germany

Citigroup	AIXTRON S.E.	1 month LIBOR BBA minus 1.21%	12/19/2019	Monthly	(735)	(8,701)
Citigroup	Basler A.G.	1 month LIBOR BBA minus 17.50%	12/19/2019	Monthly	—	(58,705)
Citigroup	Evotec A.G.	1 month LIBOR BBA minus 1.75%	12/19/2019	Monthly	(410)	(10,990)
Citigroup	Fuchs Petrolub S.E.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(113)	(16,277)
Citigroup	GRENKE A.G.	1 month LIBOR BBA minus 3.022%	12/19/2019	Monthly	(726)	(30,819)
Citigroup	Hypoport A.G.	1 month LIBOR BBA minus 4.00%	12/19/2019	Monthly	(224)	(150,066)
Citigroup	Jenoptik A.G.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(445)	(92,816)
Citigroup	New Work S.E.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(173)	(4,417)
Citigroup	Norma Group S.E.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(351)	(19,212)
Citigroup	Pfeiffer Vacuum Technology A.G.	1 month LIBOR BBA minus 0.971%	12/19/2019	Monthly	(520)	(33,780)
Citigroup	thyssenkrupp AG	1 month LIBOR BBA minus 1.00%	12/19/2019	Monthly	(439)	(143,499)

Hong Kong

Citigroup	Minth Group, Ltd.	1 month LIBOR BBA minus 1.30%	12/19/2019	Monthly	(6)	(602)
Citigroup	Prada S.p.A.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(750)	(115,942)

Italy

Citigroup	Banca Popolare di Sondrio SCPA	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(138)	(11,160)
Citigroup	Banco BPM S.p.A.	1 month LIBOR BBA minus 1.25%	12/19/2019	Monthly	(620)	(143,906)
Citigroup	Fila S.p.A.	1 month LIBOR BBA minus 1.985%	12/19/2019	Monthly	(494)	(55,009)
Citigroup	Infrastrutture Wireless Italiane S.p.A.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(76)	(342)
Citigroup	Reply S.p.A.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(223)	(28,353)
Citigroup	Salvatore Ferragamo S.p.A.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(768)	(13,136)
Citigroup	Technogym S.p.A.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(725)	(29,737)

Malta

Citigroup	Kambi Group PLC	1 month LIBOR BBA minus 3.045%	12/19/2019	Monthly	(732)	(40,774)

Netherlands

Citigroup	IMCD N.V.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(524)	(45,818)
Citigroup	Koninklijke Philips N.V.	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	2,766	(255,455)
Citigroup	PostNL N.V.	1 month LIBOR BBA minus 1.50%	12/19/2019	Monthly	(88)	(68,226)

Norway

Citigroup	Hexagon Composites ASA	1 month LIBOR BBA minus 3.206%	12/19/2019	Monthly	(179)	(11,651)
Citigroup	NEL ASA	1 month LIBOR BBA minus 8.013%	12/19/2019	Monthly	(580)	(136,007)
Citigroup	Nordic Semiconductor ASA	1 month LIBOR BBA minus 2.00%	12/19/2019	Monthly	(421)	(169,581)

Singapore

Citigroup	Sembcorp Marine, Ltd.	1 month LIBOR BBA minus 12.50%	12/19/2019	Monthly	(91)	(12,931)

Spain

Citigroup	Ence Energia y Celulosa S.A.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(755)	(20,394)
Citigroup	Solaria Energia y Medio Ambiente S.A.	1 month LIBOR BBA minus 5.821%	12/19/2019	Monthly	(480)	(161,394)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2019 (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized (Depreciation)

Sweden

Citigroup	Attendo A.B.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	$(726)	$(27,205)
Citigroup	Beijer Ref AB	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(181)	(39,573)
Citigroup	Holmen AB	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(42)	(11,745)
Citigroup	Ratos AB	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(115)	(1,322)
Citigroup	Svenska Cellulosa A.B. SCA	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(524)	(111,571)
Citigroup	TelefonaktiebolA.G.et LM Ericsson	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	1,103	(106,048)
Citigroup	Volvo AB	1 month LIBOR BBA plus 0.40%	12/19/2019	Monthly	1,422	(69,121)

Switzerland

Citigroup	Bossard Holding A.G., Registered	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(15)	(2,357)
Citigroup	COMET Holding A.G., Registered	1 month LIBOR BBA minus 5.487%	12/19/2019	Monthly	(605)	(74,423)
Citigroup	Daetwyler Holding A.G.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(134)	(14,779)
Citigroup	EFG International A.G.	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(74)	(2,610)
Citigroup	INFICON Holding A.G.	1 month LIBOR BBA minus 0.50%	12/19/2019	Monthly	(116)	(274)
Citigroup	Interroll Holding A.G., Registered	1 month LIBOR BBA minus 0.40%	12/19/2019	Monthly	(344)	(48,852)
Citigroup	Komax Holding A.G., Registered	1 month LIBOR BBA minus 1.485%	12/19/2019	Monthly	(679)	(89,770)
Citigroup	u-blox Holding A.G.	1 month LIBOR BBA minus 0.43%	12/19/2019	Monthly	(638)	(51,503)
Citigroup	Zur Rose Group A.G.	1 month LIBOR BBA minus 1.407%	12/19/2019	Monthly	(725)	(92,483)

United Kingdom

Citigroup	Ascential PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(179)	(66)
Citigroup	BP PLC	1 month LIBOR BBA plus 0.35%	12/19/2019	Monthly	1,965	(101,321)
Citigroup	Cairn Energy PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(680)	(61,037)
Citigroup	Capita PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(443)	(150,297)
Citigroup	Just Group PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(398)	(119,758)
Citigroup	Lloyds Banking Group PLC	1 month LIBOR BBA plus 0.35%	12/19/2019	Monthly	2,151	(80,567)
Citigroup	Mitie Group PLC	1 month LIBOR BBA minus 0.473%	12/19/2019	Monthly	(261)	(23,713)
Citigroup	On The Beach Group PLC	1 month LIBOR BBA minus 0.638%	12/19/2019	Monthly	(436)	(1,553)
Citigroup	Provident Financial PLC	1 month LIBOR BBA minus 0.749%	12/19/2019	Monthly	(694)	(79,862)
Citigroup	Restaurant Group PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(767)	(21,397)
Citigroup	Royal Dutch Shell PLC, Class A	1 month LIBOR BBA plus 0.35%	12/19/2019	Monthly	266	(17,150)
Citigroup	Royal Dutch Shell PLC, Class B	1 month LIBOR BBA plus 0.35%	12/19/2019	Monthly	1,331	(77,684)
Citigroup	Saga PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(70)	(27,853)
Citigroup	Victrex PLC	1 month LIBOR BBA minus 0.35%	12/19/2019	Monthly	(754)	(39,117)
						$(5,902,702)

1.	As of October 31, 2019, cash in the amount $6,544,347 was pledged from brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

BBA—British Bankers’ Association

EAFE—Europe, Australasia and Far East

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

22	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$296,208,937	$618,295	$—	$296,827,232
Preferred Stocks	4,406,970	—	—	4,406,970
Short-Term Investments
Affiliated Investment Company	8,450,570	—	—	8,450,570
Unaffiliated Investment Company	1,850,947	—	—	1,850,947

Total Short-Term Investments	10,301,517	—	—	10,301,517

Total Investments in Securities	$310,917,424	$618,295	$—	$311,535,719

Other Financial Instruments
Total Return Equity Swap Contracts (b)	—	12,835,423	—	12,835,423

Total Investments in Securities Sold Short and Other Financial Instruments	$310,917,424	$13,453,718	$—	$324,371,142

Liability Valuation Inputs
Common Stocks Sold Short (c)	$—	$—	$(23,295)	$(23,295)
Exchange-Traded Fund Sold Short	(38,571)	—	—	(38,571)
Rights Sold Short (d)	—	—	(2)	(2)
Warrants Sold Short (e)	—	—	0	0

Total Investments in Securities Sold Short	(38,571)	—	(23,297)	(61,868)

Other Financial Instruments
Total Return Equity Swap Contracts (b)	—	(5,902,702)	—	(5,902,702)

Total Investments in Securities Sold Short and Other Financial Instruments	$(38,571)	$(5,902,702)	$(23,297)	$(5,964,570)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

(c)	The Level 3 securities valued at $(30), $(2,744) and $(20,521) are held in Australia, China and Hong Kong, respectively, within the Common Stocks Sold Short section of the Portfolio of Investments.

(d)	The Level 3 security valued at $(2) is held in Austria within the Rights Sold Short section of the Portfolio of Investments.

(e)	The Level 3 security valued at $(0) is held in Singapore within the Warrants Sold Short section of the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2019 (continued)

The table below sets forth the diversification of the Fund ’s investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$6,519,441	2.0%
Air Freight & Logistics	211,637	0.1
Airlines	162,442	0.1
Auto Components	2,284,747	0.7
Automobiles	6,718,802	2.1
Banks	24,710,192	7.8
Beverages	4,236,652	1.3
Biotechnology	1,871,730	0.6
Building Products	1,055,572	0.3
Capital Markets	7,838,021	2.5
Chemicals	9,617,124	3.0
Commercial Services & Supplies	6,962,179	2.2
Construction & Engineering	8,759,809	2.7
Construction Materials	3,516,055	1.1
Consumer Finance	2,430,187	0.8
Containers & Packaging	75,163	0.0	‡
Distributors	782,068	0.2
Diversified Financial Services	6,069,612	1.9
Diversified Telecommunication Services	4,968,243	1.6
Electric Utilities	3,173,445	1.0
Electrical Equipment	3,790,268	1.2
Electronic Equipment, Instruments & Components	11,172,432	3.5
Energy Equipment & Services	1,411,964	0.4
Entertainment	1,717	0.0	‡
Food & Staples Retailing	5,382,704	1.7
Food Products	1,560,426	0.5
Gas Utilities	3,619,004	1.1
Health Care Equipment & Supplies	7,928,074	2.5
Health Care Providers & Services	3,563,882	1.1
Health Care Technology	723,894	0.2
Hotels, Restaurants & Leisure	6,820,808	2.1
Household Durables	6,917,930	2.2
Independent Power & Renewable Electricity Producers	2,715,010	0.9
Industrial Conglomerates	1,480,875	0.5
Insurance	15,363,792	4.8
Internet & Direct Marketing Retail	1,663,891	0.5
IT Services	8,646,564	2.7
Life Sciences Tools & Services	1,274,467	0.4
Machinery	8,103,053	2.5
Marine	2,540,917	0.8
Media	4,110,011	1.3
Metals & Mining	10,448,842	3.3
Multi-Utilities	3,230,218	1.0
Multiline Retail	772,579	0.2
Oil, Gas & Consumable Fuels	10,073,329	3.2
Paper & Forest Products	1,544,476	0.5
Personal Products	2,861,768	0.9

	Value	Percent †
Pharmaceuticals	$20,271,501	6.4%
Professional Services	4,142,095	1.3
Real Estate	1,917,190	0.6
Real Estate Management & Development	3,131,745	1.0
Road & Rail	750,251	0.2
Semiconductors & Semiconductor Equipment	5,710,282	1.8
Software	232,642	0.1
Specialty Retail	3,897,883	1.2
Technology Hardware, Storage & Peripherals	2,606,496	0.8
Textiles, Apparel & Luxury Goods	5,137,108	1.6
Thrifts & Mortgage Finance	2,474,059	0.8
Tobacco	4,654,667	1.5
Trading Companies & Distributors	11,259,589	3.5
Transportation Infrastructure	699,561	0.2
Wireless Telecommunication Services	4,663,117	1.5

	301,234,202	94.5
Short-Term Investments	10,301,517	3.2
Other Assets, Less Liabilities*	7,193,433	2.3

Net Assets	$318,729,152	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

*	Includes Investments sold short (details are shown below).

The table below sets forth the diversification of MainStay MacKay International Opportunities Fund investments sold short by industry.

	Value	Percent †
Airlines	$(30)	(0.0	)%‡
Biotechnology	(2)	(0.0	)‡
Capital Markets	(38,571)	(0.0	)‡
Electronic Equipment, Instruments & Components	(20,521)	(0.0	)‡
Energy Equipment & Services	—	(0.0	)‡
Specialty Retail	(2,744)	(0.0	)‡

	$(61,868)	(0.0	)%‡

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

24	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2019 (a)
Common Stocks Sold Short	$(23,278)	$—	$—	$(17)	$—	$—	$—	$—	$(23,295)	$(17)
Rights Sold Short	(1)	—	—	(1)	—	—	—	—	(2)	(1)
Warrants Sold Short	—	—	—	290	—	—	(290)	—	—	290

Total	$(23,279)	$—	$—	$272	$—	$—	$(290)	$—	$(23,297)	$272

(a)	Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.

As of October 31, 2019, a warrant position with a market value of $(290) transferred from Level 2 to Level 3 as the fair value obtained from an independent pricing service, utilized significant unobservable inputs. As of October 31, 2018, the fair value obtained for this security, as determined by an independent pricing service, utilized significant other observable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in unaffiliated securities before investments sold short, at value (identified cost $287,850,430) including securities on loan of $6,179,910	$303,085,149
Investment in affiliated investment company, at value (identified cost $8,450,570)	8,450,570
Cash denominated in foreign currencies (identified cost $950,975)	952,608
Due from custodian	1,554,664
Receivables:
Dividends and interest	3,066,634
Investment securities sold	2,378,551
Fund shares sold	53,897
Securities lending	21,210
Unrealized appreciation on OTC swap contracts	12,835,423
Other assets	25,839

Total assets	332,424,545

Liabilities
Investments sold short (proceeds $347,704)	61,868
Cash collateral received for securities on loan	1,850,947
Payables:
Investment securities purchased	4,662,638
Fund shares redeemed	500,474
Custodian	295,577
Manager (See Note 3)	291,385
Transfer agent (See Note 3)	42,749
Shareholder communication	27,352
Professional fees	25,852
NYLIFE Distributors (See Note 3)	17,026
Broker fees and charges on short sales	10,600
Trustees	588
Accrued expenses	5,635
Unrealized depreciation on OTC swap contracts	5,902,702

Total liabilities	13,695,393

Net assets	$318,729,152

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$40,803
Additional paid-in capital	394,185,464

394,226,267
Total distributable earnings (loss)	(75,497,115)

Net assets	$318,729,152

Class A
Net assets applicable to outstanding shares	$19,557,441

Shares of beneficial interest outstanding	2,516,470

Net asset value per share outstanding	$7.77
Maximum sales charge (5.50% of offering price)	0.45

Maximum offering price per share outstanding	$8.22

Investor Class
Net assets applicable to outstanding shares	$3,689,691

Shares of beneficial interest outstanding	477,042

Net asset value per share outstanding	$7.73
Maximum sales charge (5.50% of offering price)	0.45

Maximum offering price per share outstanding	$8.18

Class C
Net assets applicable to outstanding shares	$14,203,151

Shares of beneficial interest outstanding	1,895,226

Net asset value and offering price per share outstanding	$7.49

Class I
Net assets applicable to outstanding shares	$281,278,869

Shares of beneficial interest outstanding	35,914,644

Net asset value and offering price per share outstanding	$7.83

26	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Dividends—Unaffiliated (a)	$14,204,814
Securities lending	418,827
Dividends—Affiliated	74,223
Interest	2,255
Other	1,735

Total income	14,701,854

Expenses
Manager (See Note 3)	4,360,047
Custodian	615,252
Dividends on investments sold short	342,106
Transfer agent (See Note 3)	309,883
Distribution/Service—Class A (See Note 3)	59,215
Distribution/Service—Investor Class (See Note 3)	8,779
Distribution/Service—Class C (See Note 3)	196,153
Professional fees	125,171
Registration	74,374
Broker fees and charges on short sales	66,392
Shareholder communication	37,827
Trustees	9,644
Miscellaneous	34,703

Total expenses	6,239,546

Net investment income (loss)	8,462,308

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(57,701,501)
Investments sold short	(935,294)
Swap transactions	10,244,645
Foreign currency transactions	(167,795)

Net realized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	(48,559,945)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	58,816,864
Investments sold short	(1,068)
Swap contracts	(12,539,369)
Translation of other assets and liabilities in foreign currencies	156

Net change in unrealized appreciation (depreciation) on investments, investments sold short, swap contracts and foreign currency transactions	46,276,583

Net realized and unrealized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	(2,283,362)

Net increase (decrease) in net assets resulting from operations	$6,178,946

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,202,225.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,462,308	$11,535,113
Net realized gain (loss) on investments, investments sold short, swap contracts and foreign currency transactions	(48,559,945)	(28,302,132)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, swap contracts and foreign currency transactions	46,276,583	(101,484,717)

Net increase (decrease) in net assets resulting from operations	6,178,946	(118,251,736)

Distributions to shareholders:
Class A	(1,551,885)	(830,353)
Investor Class	(173,686)	(63,652)
Class C	(1,040,461)	(379,601)
Class I	(28,117,878)	(11,702,331)

Total distributions to shareholders	(30,883,910)	(12,975,937)

Capital share transactions:
Net proceeds from sale of shares	36,642,991	191,410,117
Net asset value of shares issued to shareholders in reinvestment of distributions	30,088,851	12,502,256
Cost of shares redeemed	(307,323,971)	(243,814,025)

Increase (decrease) in net assets derived from capital share transactions	(240,592,129)	(39,901,652)

Net increase (decrease) in net assets	(265,297,093)	(171,129,325)

Net Assets
Beginning of year	584,026,245	755,155,570

End of year	$318,729,152	$584,026,245

28	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019	2018		2017	2016		2015

Net asset value at beginning of year	$7.93	$9.58		$8.06	$8.36		$8.83

Net investment income (loss)	0.15 (a)	0.13		0.02	0.11		0.05

Net realized and unrealized gain (loss) on investments	0.10	(1.63)		1.73	(0.35)		(0.09)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00	)‡	0.00 ‡	(0.00	)‡	(0.00)‡

Total from investment operations	0.25	(1.50)		1.75	(0.24)		(0.04)

Less dividends and distributions:

From net investment income	(0.41)	(0.15)		(0.23)	(0.06)		(0.16)

From net realized gain on investments	—	—		—	—		(0.27)

Total dividends and distributions	(0.41)	(0.15)		(0.23)	(0.06)		(0.43)

Net asset value at end of year	$7.77	$7.93		$9.58	$8.06		$8.36

Total investment return (b)	3.83%	(15.94	%)(c)	22.36%	(2.85%)		(0.39%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.04%	1.37%		0.24%	1.37	% (d)	0.61%

Net expenses (before waiver/reimbursement)(e) (f)	1.75%	1.78%		3.22%	3.33%		3.27%

Portfolio turnover rate	182%	223%		179%	137%		110%

Net assets at end of year (in 000’s)	$19,557	$31,870		$55,580	$98,856		$107,669

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.35%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	The expense ratios presented below exclude short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)		Short Sale Expenses
October 31, 2019	1.64%		0.11%
October 31, 2018	1.65%		0.13%
October 31, 2017	1.56%		1.66%
October 31, 2016	1.53	%(g)	1.78%
October 31, 2015	1.52%		1.76%

(g)	Without the custody fee reimbursement, net expenses would have been 1.55%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,

Investor Class	2019	2018		2017	2016		2015

Net asset value at beginning of year	$7.90	$9.54		$8.02	$8.33		$8.80

Net investment income (loss)	0.15 (a)	0.12		0.04	0.09		0.05

Net realized and unrealized gain (loss) on investments	0.08	(1.62)		1.70	(0.34)		(0.09)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00	)‡	0.00 ‡	(0.00	)‡	(0.00)‡

Total from investment operations	0.23	(1.50)		1.74	(0.25)		(0.04)

Less dividends and distributions:

From net investment income	(0.40)	(0.14)		(0.22)	(0.06)		(0.16)

From net realized gain on investments	—	—		—	—		(0.27)

Total dividends and distributions	(0.40)	(0.14)		(0.22)	(0.06)		(0.43)

Net asset value at end of year	$7.73	$7.90		$9.54	$8.02		$8.33

Total investment return (b)	3.54%	(15.97	%)(c)	22.29%	(3.04%)		(0.49%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.00%	1.29%		0.43%	1.19	% (d)	0.75%

Net expenses (before waiver/reimbursement) (e)(f)	1.93%	1.88%		3.34%	3.54%		3.44%

Portfolio turnover rate	182%	223%		179%	137%		110%

Net assets at end of year (in 000’s)	$3,690	$3,407		$4,294	$5,755		$4,721

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.17%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	The expense ratios presented below exclude short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)		Short Sale Expenses
October 31, 2019	1.81%		0.12%
October 31, 2018	1.75%		0.13%
October 31, 2017	1.65%		1.66%
October 31, 2016	1.68	%(g)	1.78%
October 31, 2015	1.65%		1.79%

(g)	Without the custody fee reimbursement, net expenses would have been 1.70%.

30	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class C	2019	2018	2017	2016		2015

Net asset value at beginning of year	$7.63	$9.23	$7.75	$8.08		$8.57

Net investment income (loss)	0.08 (a)	0.05	(0.01)	0.03		0.01

Net realized and unrealized gain (loss) on investments	0.10	(1.57)	1.64	(0.34)		(0.12)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	0.00 ‡	(0.00	)‡	(0.00)‡

Total from investment operations	0.18	(1.52)	1.63	(0.31)		(0.11)

Less dividends and distributions:

From net investment income	(0.32)	(0.08)	(0.15)	(0.02)		(0.11)

From net realized gain on investments	—	—	—	—		(0.27)

Total dividends and distributions	(0.32)	(0.08)	(0.15)	(0.02)		(0.38)

Net asset value at end of year	$7.49	$7.63	$9.23	$7.75		$8.08

Total investment return (b)	2.81%	(16.61%)	21.38%	(3.84%)		(1.19%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.14%	0.52%	(0.17%)	0.45	% (c)	(0.17%)

Net expenses (before waiver/reimbursement) (d)(e)	2.66%	2.62%	4.06%	4.27%		4.16%

Portfolio turnover rate	182%	223%	179%	137%		110%

Net assets at end of year (in 000’s)	$14,203	$27,699	$42,231	$36,489		$38,434

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.43%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The expense ratios presented below exclude short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)		Short Sale Expenses
October 31, 2019	2.55%		0.11%
October 31, 2018	2.49%		0.13%
October 31, 2017	2.39%		1.64%
October 31, 2016	2.43	%(f)	1.78%
October 31, 2015	2.40%		1.76%

(f)	Without the custody fee reimbursement, net expenses would have been 2.45%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019	2018		2017	2016		2015

Net asset value at beginning of year	$8.00	$9.66		$8.12	$8.42		$8.89

Net investment income (loss)	0.17 (a)	0.15		0.09	0.13		0.08

Net realized and unrealized gain (loss) on investments	0.10	(1.64)		1.70	(0.36)		(0.10)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00	)‡	0.00 ‡	(0.00	)‡	(0.00)‡

Total from investment operations	0.27	(1.49)		1.79	(0.23)		(0.02)

Less dividends and distributions:

From net investment income	(0.44)	(0.17)		(0.25)	(0.07)		(0.18)

From net realized gain on investments	—	—		—	—		(0.27)

Total dividends and distributions	(0.44)	(0.17)		(0.25)	(0.07)		(0.45)

Net asset value at end of year	$7.83	$8.00		$9.66	$8.12		$8.42

Total investment return (b)	4.08%	(15.72	%)(c)	22.78%	(2.69%)		(0.04%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.20%	1.63%		0.96%	1.66	% (d)	0.98%

Net expenses (before waiver/reimbursement) (e)(f)	1.50%	1.53%		2.93%	3.07%		3.06%

Portfolio turnover rate	182%	223%		179%	137%		110%

Net assets at end of year (in 000’s)	$281,279	$521,050		$653,051	$394,785		$548,422

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.64%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	The expense ratios presented below exclude short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)		Short Sale Expenses
October 31, 2019	1.40%		0.10%
October 31, 2018	1.40%		0.13%
October 31, 2017	1.29%		1.63%
October 31, 2016	1.28	%(g)	1.78%
October 31, 2015	1.27%		1.79%

(g)	Without the custody fee reimbursement, net expenses would have been 1.30%.

32	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay International Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A, Class C and Class I shares commenced operations on September 28, 2007. Investor Class shares commenced operations on February 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. As of October 31, 2019, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the

33

Notes to Financial Statements (continued)

assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended

October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, including rights, warrants and exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term

34	MainStay MacKay International Opportunities Fund

Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2019, and can change at any time. Illiquid investments as of October 31, 2019, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

35

Notes to Financial Statements (continued)

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2019, the Fund did not hold any repurchase agreements.

(I)  Equity Swaps (Total Return Swaps).  Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The Fund will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Fund’s current obligations. The Fund and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to gain exposure to securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial. As of October 31, 2019, open swap agreements are shown in the Portfolio of Investments.

(J)  Securities Sold Short.  During the year ended October 31, 2019, the Fund engaged in sales of securities it did not own (“short sales”) as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously

36	MainStay MacKay International Opportunities Fund

detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund had securities on loan with an aggregate market value of $6,179,910; the total market value of collateral held by the Fund was $6,600,172. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $4,749,225 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $1,850,947.

(N)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(O)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a

37

Notes to Financial Statements (continued)

particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to manage currency exposure and total return swap contracts to gain exposure to foreign securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total

OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	$12,835,423	$12,835,423

Total Fair Value		$12,835,423	$12,835,423

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total

OTC Swap Contracts	Unrealized depreciation on OTC swap contracts	$(5,902,702)	$(5,902,702)

Total Fair Value		$(5,902,702)	$(5,902,702)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total

Swap Contracts	Net realized gain (loss) on swap transactions	$10,244,645	$10,244,645

Total Realized Gain (Loss)		$10,244,645	$10,244,645

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total

Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	(12,539,369)	(12,539,369)

Total Change in Unrealized Appreciation (Depreciation)		$(12,539,369)	$(12,539,369)

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$72,329,243	$72,329,243
Swap Contracts Short	$(71,261,573)	$(71,261,573)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Fund as of October 31, 2019.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Net Amount of Derivative Assets*	Collateral Pledged/ (Received)

Citigroup	$12,835,423	$(5,902,702)	$6,932,721	$(6,544,347)

38	MainStay MacKay International Opportunities Fund

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of October 31, 2019.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Net Amount of Derivative Liabilities†	Collateral Pledged/ (Received)

Citigroup	$5,902,702	$(5,902,702)	$—	$—

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 1.10% of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed 1.85% of its average daily net assets for Class A shares. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6 shares. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 shares do not exceed those of Class I shares. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: 1.95% for Investor Class shares and 2.70% for Class C shares, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $4,360,047 and paid the Subadvisor in the amount of $2,180,023.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

39

Notes to Financial Statements (continued)

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $2,789 and $2,599, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $1,771 and $2,359, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc.

(“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$16,152
Investor Class	8,093
Class C	45,314
Class I	240,324

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$81,594	$(73,143)	$—	$—	$8,451	$74	$—	8,451

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$298,764,201	$28,401,260	$(15,773,779)	$12,627,481

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$29,814,512	$(117,798,594)	$(117,294)	$12,604,261	$(75,497,115)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of swap contracts and Passive Foreign Investment Company (PFIC) adjustments. The other temporary differences are primarily due to foreign taxes payable.

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $117,798,594 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$108,033	$9,766

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$30,883,910	$12,975,937

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

40	MainStay MacKay International Opportunities Fund

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of securities, other than short-term securities, were $712,756 and $972,526, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	413,008	$3,078,930
Shares issued to shareholders in reinvestment of dividends and distributions	220,471	1,530,068
Shares redeemed	(2,107,980)	(15,682,842)

Net increase (decrease) in shares outstanding before conversion	(1,474,501)	(11,073,844)
Shares converted into Class A (See Note 1)	15,609	118,220
Shares converted from Class A (See Note 1)	(41,226)	(311,983)

Net increase (decrease)	(1,500,118)	$(11,267,607)

Year ended October 31, 2018:
Shares sold	1,119,382	$10,589,136
Shares issued to shareholders in reinvestment of dividends and distributions	84,897	809,065
Shares redeemed	(3,005,426)	(27,228,965)

Net increase (decrease) in shares outstanding before conversion	(1,801,147)	(15,830,764)
Shares converted into Class A (See Note 1)	38,887	360,853
Shares converted from Class A (See Note 1)	(22,157)	(199,709)

Net increase (decrease)	(1,784,417)	$(15,669,620)

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	72,446	$546,463
Shares issued to shareholders in reinvestment of dividends and distributions	24,698	170,913
Shares redeemed	(81,689)	(613,180)

Net increase (decrease) in shares outstanding before conversion	15,455	104,196
Shares converted into Investor Class (See Note 1)	42,221	317,600
Shares converted from Investor Class (See Note 1)	(11,987)	(90,418)

Net increase (decrease)	45,689	$331,378

Year ended October 31, 2018:
Shares sold	120,521	$1,125,269
Shares issued to shareholders in reinvestment of dividends and distributions	6,571	62,422
Shares redeemed	(126,165)	(1,130,645)

Net increase (decrease) in shares outstanding before conversion	927	57,046
Shares converted into Investor Class (See Note 1)	16,443	148,569
Shares converted from Investor Class (See Note 1)	(36,078)	(334,973)

Net increase (decrease)	(18,708)	$(129,358)

41

Notes to Financial Statements (continued)

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	117,641	$851,396
Shares issued to shareholders in reinvestment of dividends and distributions	146,975	992,083
Shares redeemed	(1,984,765)	(14,410,691)

Net increase (decrease) in shares outstanding before conversion	(1,720,149)	(12,567,212)
Shares converted from Class C (See Note 1)	(14,781)	(109,920)

Net increase (decrease)	(1,734,930)	$(12,677,132)

Year ended October 31, 2018:
Shares sold	790,498	$7,252,756
Shares issued to shareholders in reinvestment of dividends and distributions	39,183	362,054
Shares redeemed	(1,771,049)	(15,346,565)

Net increase (decrease) in shares outstanding before conversion	(941,368)	(7,731,755)
Shares converted from Class C (See Note 1)	(3,778)	(31,982)

Net increase (decrease)	(945,146)	$(7,763,737)

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	4,225,346	$32,166,202
Shares issued to shareholders in reinvestment of dividends and distributions	3,924,898	27,395,787
Shares redeemed	(37,342,408)	(276,617,258)

Net increase (decrease) in shares outstanding before conversion	(29,192,164)	(217,055,269)
Shares converted into Class I (See Note 1)	9,687	76,501

Net increase (decrease)	(29,182,477)	$(216,978,768)

Year ended October 31, 2018:
Shares sold	18,663,246	$172,442,956
Shares issued to shareholders in reinvestment of dividends and distributions	1,173,824	11,268,715
Shares redeemed	(22,332,727)	(200,107,850)

Net increase (decrease) in shares outstanding before conversion	(2,495,657)	(16,396,179)
Shares converted into Class I (See Note 1)	6,410	57,242

Net increase (decrease)	(2,489,247)	$(16,338,937)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

42	MainStay MacKay International Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay International Opportunities Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

43

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2019, the Fund designated approximately $18,550,600 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2019:

•	the total amount of taxes credited to foreign countries was $753,311.

•	the total amount of income sourced from foreign countries was $11,638,959.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

44	MainStay MacKay International Opportunities Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

45

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

46	MainStay MacKay International Opportunities Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

47

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

48	MainStay MacKay International Opportunities Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1716831 MS159-19	MSIR11-12/19 (NYLIM) NL236

MainStay Balanced Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	1.18 7.07%	3.33 4.50%	7.75 8.36%	1.11 1.11%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	0.92 6.79	3.15 4.32	7.56 8.17	1.31 1.31
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	1.08 6.00	3.23 3.54	7.36 7.36	2.06 2.06
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12/30/2002	5.05 6.03	3.55 3.55	7.36 7.36	2.06 2.06
Class I Shares	No Sales Charge		5/1/1989	7.32	4.76	8.64	0.86
Class R1 Shares	No Sales Charge		1/2/2004	7.22	4.67	8.53	0.96
Class R2 Shares	No Sales Charge		1/2/2004	6.95	4.42	8.27	1.21
Class R3 Shares	No Sales Charge		4/28/2006	6.68	4.14	7.98	1.46
Class R6 Shares	No Sales Charge		12/15/2017	7.40	3.05	N/A	0.77

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Russell Midcap® Value Index[4]	10.08%	6.95%	12.90%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[5]	8.74	2.61	3.04
Balanced Composite Index[6]	10.07	5.41	9.12
Morningstar Allocation – 50% to 70% Equity Category Average[7]	10.26	5.57	8.08

4.

The Russell Midcap® Value Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index weighted 60% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Balanced Fund

Cost in Dollars of a $1,000 Investment in MainStay Balanced Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,016.70	$5.69	$1,019.56	$5.70	1.12%

Investor Class Shares	$1,000.00	$1,015.60	$6.81	$1,018.45	$6.82	1.34%

Class B Shares	$1,000.00	$1,011.80	$10.60	$1,014.67	$10.61	2.09%

Class C Shares	$1,000.00	$1,011.80	$10.60	$1,014.67	$10.61	2.09%

Class I Shares	$1,000.00	$1,018.00	$4.43	$1,020.82	$4.43	0.87%

Class R1 Shares	$1,000.00	$1,017.50	$4.93	$1,020.32	$4.94	0.97%

Class R2 Shares	$1,000.00	$1,016.20	$6.20	$1,019.06	$6.21	1.22%

Class R3 Shares	$1,000.00	$1,014.90	$7.47	$1,017.80	$7.48	1.47%

Class R6 Shares	$1,000.00	$1,018.50	$3.92	$1,021.32	$3.92	0.77%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of October 31, 2019 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 1.50%–2.75%, due 5/31/21–8/15/29

2.	iShares Intermediate Government / Credit Bond ETF

3.	Federal Home Loan Bank, 1.70%–3.25%, due 5/15/20–11/16/28

4.	Bank of America Corp.

5.	Occidental Petroleum Corp.
6.	Morgan Stanley

7.	JPMorgan Chase & Co.

8.	Federal National Mortgage Association, 1.375%–1.75%, due 9/6/22–10/15/24

9.	Becton Dickinson & Co.

10.	Federal Home Loan Mortgage Corporation, 2.05%–2.30%, due 8/26/22–10/22/24

8	MainStay Balanced Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Fund’s Manager; Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Fund’s fixed-income Subadvisor; and Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Fund’s equity Subadvisor.

How did MainStay Balanced Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay Balanced Fund returned 7.32%, underperforming the 10.08% return of the Fund’s primary benchmark, the Russell Midcap® Value Index. Over the same period, Class I shares underperformed the 8.74% return of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which is the Fund’s secondary benchmark, and the 10.07% return of the Balanced Composite Index, which is an additional benchmark of the Fund. For the 12 months ended October 31, 2019, Class I shares of the Fund underperformed the 10.26% return of the Morningstar Allocation—50% to 70% Equity Category Average.1

Were there any changes to the Fund during the reporting period?

Effective December 18, 2018, Andrew Ver Planck no longer served as a portfolio manager of the equity portion of the Fund, and Mona Patni was added as a portfolio manager of the equity portion of the Fund. Migene Kim continues to serve as a portfolio manager of the equity portion of the Fund. For more information about these changes refer to the supplement dated December 18, 2018.

What factors affected relative performance in the equity portion of the Fund during the reporting period?

U.S. stocks underwent a steep sell-off during the fourth quarter of 2018 before sharply rebounding during the final week of the year. The year-end rally continued throughout 2019, interrupted by several trade-war related sell-offs, most notably in May and August. As a result, domestic equity markets were subject to risk-on and risk-off episodes and growth stocks outperformed value stocks investing during the reporting period.

Elevated macro-driven volatility, lack of market breadth and consistency, and the sustained outperformance of the richly valued growth segment of the market provided with a challenging investment climate for stock selection. Markets did not reward valuation, as cheap stocks got cheaper. Trend-following approaches held up better, but were difficult to capture in the narrow and volatile market environment that prevailed.

During the reporting period, which sectors were the strongest positive contributors to the relative performance of the equity portion of the Fund and which sectors were particularly weak?

During the reporting period, the strongest positive sector contributions to the performance of the equity portion of the Fund relative to the Russell Midcap® Value Index came from consumer staples, energy and communication services. (Contributions take weightings and total returns into account.) During the same period, the most significant sector detractors from benchmark-relative performance included real estate, industrials and consumer discretionary.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

During the reporting period, the individual stocks that made the strongest positive contributions to the absolute performance of the equity portion of the Fund included metal & glass containers manufacturer Ball, semiconductor maker Cypress Semiconductor, and health care real estate investment trust (REIT) Welltower. The stocks that detracted most from absolute performance in the equity portion of the Fund included electric utilities provider PG&E, U.S. data processing & outsourced services firm Conduent, and oil & gas driller Patterson-UTI Energy.

What were some of the largest purchases and sales in the equity portion of the Fund during the reporting period?

During the reporting period, the largest initial purchase in the equity portion of the Fund was in mining company Newmont Goldcorp, while the largest position increase was in electric utility Entergy. Over the same period, the largest full sale in the equity portion of the Fund was a position in communications services provider CenturyLink, while the most significantly reduced position in the equity portion of the Fund was in energy infrastructure firm The Williams Companies.

How did sector weightings change in the equity portion of the Fund during the reporting period?

In the equity portion of the Fund, the largest increases in sector exposures relative to the Russell Midcap® Value Index during the reporting period occurred in the health care and consumer staples sectors. Over the same period, the equity portion of the Fund saw its most significant decreases in sector exposures relative to the benchmark in utilities and communication services.

How was the equity portion of the Fund positioned at the end of the reporting period?

As of October 31, 2019, the most overweight sector positions relative to the Russell Midcap® Value Index in the equity portion of the Fund were in health care and consumer staples. As of the

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

same date, the equity portion of the Fund was most significantly underweight relative to the benchmark in the real estate and utilities sectors.

What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?

The Fund maintained overweight positions in U.S. government agencies, corporates, asset-backed securities and commercial mortgage-backed securities throughout the reporting period. To facilitate these overweight positions, the Fund maintained an underweight position in the Treasury sector. Performance relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index benefited from the Fund’s overweight positions in corporates (the best performing sector during the reporting period), commercial mortgage-backed securities and government agencies. Conversely, an underweight exposure in Treasury securities detracted from performance during the reporting period, as did overweight exposure to asset-backed securities, particularly among fixed-rate securities in the specialty finance area.

What was the duration2 strategy of the fixed-income portion of the Fund during the reporting period?

During the reporting period, the fixed-income portion of the Fund generally maintained a duration close to that of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. The fixed-income portion of the Fund adopted a significantly shorter or longer duration than the benchmark on two occasions. At the beginning of the reporting period, the duration of the Fund was shorter than the benchmark; this strategy had a negative impact on the Fund’s performance. At the end of the reporting period, the Fund’s duration was longer than that of the benchmark. This strategy had a slightly positive impact on the Fund’s performance. As of October 31, 2019, the effective duration of the fixed-income portion of the Fund was 4.16 years compared to a duration of 3.92 years for the benchmark.

During the reporting period, which sectors were the strongest positive contributors to the relative performance of the fixed-income portion of the Fund and which sectors were particularly weak?

During the reporting period, the fixed-income portion of the Fund maintained overweight positions relative to the Bloomberg

Barclays U.S. Intermediate Government/Credit Bond Index in the financials, industrials and utilities sectors. The Fund’s relative performance benefited from its positioning among industrials, particularly in the basic and communications subcomponents. Anheuser Busch InBev, Verizon Communications and AT&T were among the best performers in the fixed-income portion of the Fund. The Fund’s overweight positioning in the financials sector also bolstered relative performance led by strong returns from bank holdings, such as securities issued by Morgan Stanley and Bank of America. Conversely, underweight exposure to non-corporate bonds undermined relative performance, as did overweight exposure in the asset-backed securities sector, particularly among fixed-rate securities.

What were some of the largest purchases and sales in the fixed-income portion of the Fund during the reporting period?

During the reporting period, the fixed-income portion of the Fund generally sought to purchase corporate bonds during episodes of market weakness and to sell corporate bonds as the market rallied.

How did the sector weightings of the fixed-income portion of the Fund change during the reporting period?

The fixed-income portion of the Fund held overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the financials, industrials and utilities sectors. Early in the reporting period, we trimmed these overweights. We also reduced the Fund’s exposure to the banking, wireline and insurance industries. As credit spreads3 rallied significantly after December’s sharp sell-off, we took the opportunity to sell BBB-rated4 issuers in order to de-risk the portfolio and move the Fund’s allocation closer to that of the designated benchmark. Throughout the reporting period, we reduced the Fund’s position in 1- to 3-year U.S. government agency securities. Due to a shortage of new issue supply, yields on these securities moved to within two basis points of matched duration Treasury securities; the lack of relative value led us to shift our exposure to U.S. Treasury securities. During the second half of the reporting period, we reduced the Fund’s overweight position in commercial mortgage-backed securities. While we remained positive on the fundamentals of the commercial real estate sector, with yields on these securities moving materially lower we felt it prudent to reduce the Fund’s exposure. Conversely,

2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.

An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

10	MainStay Balanced Fund

throughout the reporting period we increased the Fund’s exposure to asset-backed securities, reflecting our positive view of the sector’s fundamentals and security valuations. We continued to add to the Fund’s overweight position in AAA5 collateralized loan obligations given their extremely attractive yields and robust structures. We also increased the Fund’s exposure to the U.S. Treasury sector as valuations within some other asset classes became unattractive.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of October 31, 2019, the fixed-income portion of the Fund held overweight positions relative to the Bloomberg Barclays

U.S. Intermediate Government/Credit Bond Index in corporate bonds, asset-backed securities, commercial mortgage-backed securities and U.S. government agencies. Within the corporate sector, the most significant overweights were in financials, industrials and utilities, while the largest overweight allocation among spread assets was to the asset-backed securities sector. As of the end of the reporting period, the fixed-income portion of the Fund held underweight positions relative to the benchmark in the sovereign, supranational, foreign agency and foreign local government sectors, as well as the Treasury sector.

5.

An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2019

	Principal Amount	Value

Long-Term Bonds 42.1%† Asset-Backed Securities 4.5%
Automobile Asset-Backed Securities 0.4%
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2019-3A, Class A 2.36%, due 3/20/26	$750,000	$750,588
Series 2019-1A, Class A 3.45%, due 3/20/23	100,000	102,682
Mercedes Benz Auto Lease Trust Series 2019-A, Class A3 3.10%, due 11/15/21	250,000	252,488
Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A 2.56%, due 11/25/31 (a)	1,500,000	1,535,684

		2,641,442

Other Asset-Backed Securities 4.1%
AIMCO CLO Series 2017-AA, Class A 3.538% (3 Month LIBOR + 1.26%), due 7/20/29 (a)(b)	500,000	500,245
Apidos CLO XXV Series 2016-25A, Class A1R 3.448% (3 Month LIBOR + 1.17%), due 10/20/31 (a)(b)	650,000	646,738
Apidos CLO XXI Series 2015-21A, Class A1R 3.23% (3 Month LIBOR + 0.93%), due 7/18/27 (a)(b)	600,000	598,202
ARES CLO, Ltd. Series 2016-41A, Class AR 3.554% (3 Month LIBOR + 1.20%), due 1/15/29 (a)(b)	500,000	498,562
Ares XXIX CLO, Ltd. Series 2014-1A, Class A1R 3.493% (3 Month LIBOR + 1.19%), due 4/17/26 (a)(b)	68,689	68,723
Bain Capital Credit CLO, Ltd. Series 2016-2A, Class AR 3.269% (3 Month LIBOR + 1.14%), due 1/15/29 (a)(b)	600,000	598,444
Benefit Street Partners CLO IV, Ltd. Series 2014-IVA, Class A1 3.528% (3 Month LIBOR + 1.25%), due 1/20/29 (a)(b)	500,000	499,510
Benefit Street Partners CLO XVIII, Ltd. Series 2019-18A, Class A 3.324% (3 Month LIBOR + 1.34%), due 10/15/32 (a)(b)	350,000	350,000

	Principal Amount	Value

Other Asset-Backed Securities (continued)
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class AR 3.489% (3 Month LIBOR + 1.23%), due 7/23/30 (a)(b)	$1,500,000	$1,497,147
DB Master Finance LLC Series 2019-1A, Class A2I 3.787%, due 5/20/49 (a)	897,750	923,147
Domino’s Pizza Master Issuer LLC Series 2017-1A, Class A2II 3.082%, due 7/25/47 (a)	2,254,000	2,262,250
Dryden CLO, Ltd. (a)(b)
Series 2019-76A, Class A1 3.264% (3 Month LIBOR + 1.33%), due 10/20/32	500,000	499,994
Series 2018-71A, Class A 3.453% (3 Month LIBOR + 1.15%), due 1/15/29	750,000	749,837
Elara HGV Timeshare Issuer LLC Series 2017-A, Class A 2.69%, due 3/25/30 (a)	159,097	160,523
ELFI Graduate Loan Program LLC Series 2019-A, Class A 2.54%, due 3/25/44 (a)	1,000,000	1,002,616
FOCUS Brands Funding LLC Series 2017-1A, Class A2I 3.857%, due 4/30/47 (a)	195,000	196,449
Galaxy XXII CLO, Ltd. Series 2016-22A, Class A1R 3.322% (3 Month LIBOR + 1.00%), due 7/16/28 (a)(b)	250,000	249,025
Highbridge Loan Management, Ltd. (a)(b)
Series 2010A-16, Class A1R 3.282% (3 Month LIBOR + 1.14%), due 1/20/28	250,000	249,665
Series 2011-A17, Class A 3.499% (3 Month LIBOR + 1.26%), due 5/6/30	1,000,000	999,611
Hilton Grand Vacations Trust Series 2018-AA, Class A 3.54%, due 2/25/32 (a)	496,508	512,782
Magnetite XVIII, Ltd. (a)(b)
Series 2016-18A, Class AR 3.238% (3 Month LIBOR + 1.08%), due 11/15/28	600,000	597,599
Series 2019-23A, Class A 3.31% (3 Month LIBOR + 1.30%), due 10/25/32	350,000	350,000
MVW Owner Trust Series 2019-1A, Class A 2.89%, due 11/20/36 (a)	459,738	468,104

12	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Navient Private Education Refi Loan Trust Series 2019-CA, Class A2 3.13%, due 2/15/68 (a)	$500,000	$516,429
Octagon Investment Partners 30, Ltd. Series 2017-1A, Class A1 3.598% (3 Month LIBOR + 1.32%), due 3/17/30 (a)(b)	500,000	499,802
Palmer Square CLO, Ltd. (a)(b)
Series 2015-1A, Class A1R2 3.372% (3 Month LIBOR + 1.22%), due 5/21/29	750,000	749,057
Series 2014-1A, Class A1R2 3.433% (3 Month LIBOR + 1.13%), due 1/17/31	250,000	249,323
Regatta VI Funding, Ltd. Series 2016-1A, Class AR 3.358% (3 Month LIBOR + 1.08%), due 7/20/28 (a)(b)	950,000	948,839
Sierra Timeshare Receivables Funding Co. LLC Series 2019-1A, Class A 3.20%, due 1/20/36 (a)	213,072	215,880
SMB Private Education Loan Trust Series 2019-B, Class A2A 2.84%, due 6/15/37 (a)	1,000,000	1,014,865
SoFi Professional Loan Program LLC (a)
Series 2019-C, Class A2FX 2.37%, due 11/16/48	375,000	375,335
Series 2019-A, Class A1FX 3.18%, due 6/15/48	349,013	352,997
Sound Point CLO XVI, Ltd. Series 2017-2A, Class A 3.556% (3 Month LIBOR + 1.28%), due 7/25/30 (a)(b)	820,000	816,995
Taco Bell Funding, LLC Series 2018-1A, Class A2I 4.318%, due 11/25/48 (a)	794,000	816,129
THL Credit Wind River CLO, Ltd. (a)(b)
Series 2017-4A, Class A 3.286% (3 Month LIBOR + 1.15%), due 11/20/30	507,000	504,842
Series 2017-2A, Class A 3.508% (3 Month LIBOR + 1.23%), due 7/20/30	250,000	249,176
TIAA CLO III, Ltd. Series 2017-2A, Class A 3.472% (3 Month LIBOR + 1.15%), due 1/16/31 (a)(b)	500,000	496,021

	Principal Amount	Value

Other Asset-Backed Securities (continued)
TICP CLO XIII, Ltd. Series 2019 13A, Class A 3.665% (3 Month LIBOR + 1.30%), due 7/15/32 (a)(b)	$500,000	$499,341
Treman Park CLO, Ltd. Series 2015-1A, Class ARR 3.348% (3 Month LIBOR + 1.07%), due 10/20/28 (a)(b)	390,000	389,145
Voya CLO, Ltd. Series 2019-1A, Class A 3.663% (3 Month LIBOR + 1.17%), due 4/15/29 (a)(b)	400,000	399,817
Westcott Park CLO, Ltd. Series 2016 1A, Class AR 3.488% (3 Month LIBOR + 1.21%), due 7/20/28 (a)(b)	600,000	599,519

		24,172,685

Total Asset-Backed Securities (Cost $26,676,158)		26,814,127

Corporate Bonds 16.4%
Aerospace & Defense 0.2%
BAE Systems Holdings, Inc. 3.85%, due 12/15/25 (a)	640,000	681,756
Boeing Co. 3.10%, due 5/1/26	360,000	376,528

		1,058,284

Auto Manufacturers 1.1%
Daimler Finance North America LLC 3.058% (3 Month LIBOR + 0.90%), due 2/15/22 (a)(b)	850,000	855,448
Ford Motor Credit Co. LLC
4.25%, due 9/20/22	1,200,000	1,234,163
5.875%, due 8/2/21	925,000	970,433
General Motors Financial Co., Inc. 4.35%, due 4/9/25	955,000	1,003,082
Volkswagen Group of America Finance LLC (a)
2.972% (3 Month LIBOR + 0.86%), due 9/24/21 (b)	400,000	402,051
3.20%, due 9/26/26	475,000	485,650
4.00%, due 11/12/21	1,350,000	1,399,140

		6,349,967

Banks 4.7%
Bank of America Corp.
2.456%, due 10/22/25 (c)	575,000	578,097
4.45%, due 3/3/26	3,445,000	3,762,009
Bank of Montreal 2.768% (3 Month LIBOR + 0.63%), due 9/11/22 (b)	1,030,000	1,037,404

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
Citigroup, Inc.
2.976%, due 11/5/30 (c)	$400,000	$403,371
4.60%, due 3/9/26	1,225,000	1,344,342
Credit Suisse Group A.G. 2.593%, due 9/11/25 (a)(c)	600,000	597,928
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, due 3/26/25	950,000	1,002,312
Fifth Third Bancorp 4.30%, due 1/16/24	1,100,000	1,188,715
Goldman Sachs Group, Inc.
2.905%, due 7/24/23 (c)	1,530,000	1,553,460
3.85%, due 1/26/27	905,000	963,019
HSBC Holdings PLC 2.782% (3 Month LIBOR + 0.65%), due 9/11/21 (b)	1,750,000	1,753,899
Huntington Bancshares, Inc. 2.625%, due 8/6/24	1,700,000	1,727,818
JPMorgan Chase & Co. 2.301% (SOFR + 1.16%), due 10/15/25 (b)	3,125,000	3,118,638
Lloyds Banking Group PLC 2.907%, due 11/7/23 (c)	650,000	659,081
Mizuho Financial Group, Inc. 2.977% (3 Month LIBOR + 0.85%), due 9/13/23 (b)	475,000	476,747
Morgan Stanley
2.72%, due 7/22/25 (c)	1,675,000	1,698,455
3.625%, due 1/20/27	220,000	234,603
4.35%, due 9/8/26	1,320,000	1,437,653
PNC Bank N.A. 2.70%, due 10/22/29	550,000	551,982
Santander UK PLC 3.40%, due 6/1/21	300,000	306,442
SunTrust Bank 2.714% (3 Month LIBOR + 0.59%), due 5/17/22 (b)	1,750,000	1,756,462
Toronto Dominion Bank 2.54% (3 Month LIBOR + 0.53%), due 12/1/22 (b)	1,270,000	1,272,533
Wells Fargo & Co. 2.406%, due 10/30/25 (c)	575,000	575,486

		28,000,456

Beverages 0.4%
Anheuser-Busch InBev Worldwide, Inc.
4.00%, due 4/13/28	565,000	623,683
4.75%, due 1/23/29	1,385,000	1,609,656

		2,233,339

	Principal Amount	Value

Building Materials 0.4%
Masco Corp. 4.45%, due 4/1/25	$1,245,000	$1,354,764
Owens Corning 3.95%, due 8/15/29	850,000	873,983

		2,228,747

Chemicals 0.2%
Dow Chemical Co. 4.80%, due 11/30/28 (a)	10,000	11,398
NewMarket Corp. 4.10%, due 12/15/22	1,220,000	1,270,749

		1,282,147

Diversified Financial Services 0.4%
GE Capital International Funding Co. 3.373%, due 11/15/25	1,850,000	1,903,547
TD Ameritrade Holding Corp. 2.95%, due 4/1/22	625,000	638,824

		2,542,371

Electric 1.4%
Commonwealth Edison Co. 3.10%, due 11/1/24	340,000	356,016
DTE Electric Co. 2.65%, due 6/15/22	600,000	609,315
Emera U.S. Finance, L.P. 2.70%, due 6/15/21	1,410,000	1,422,433
Entergy Arkansas LLC 3.70%, due 6/1/24	715,000	762,226
Entergy Corp. 4.00%, due 7/15/22	1,345,000	1,406,981
Exelon Corp. 2.85%, due 6/15/20	930,000	934,190
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	1,385,000	1,503,566
NextEra Energy Capital Holdings, Inc. 3.25%, due 4/1/26	615,000	645,890
WEC Energy Group, Inc. 3.375%, due 6/15/21	740,000	756,562

		8,397,179

Food 0.4%
Conagra Brands, Inc. 4.85%, due 11/1/28	665,000	755,773
Ingredion, Inc. 4.625%, due 11/1/20	440,000	450,230
Kraft Heinz Foods Co. 3.00%, due 6/1/26	245,000	244,084
Tyson Foods, Inc. 4.00%, due 3/1/26	590,000	644,365

		2,094,452

14	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Health Care—Products 0.4%
Becton Dickinson & Co. 2.894%, due 6/6/22	$2,413,000	$2,460,227

Iron & Steel 0.3%
Carpenter Technology Corp. 4.45%, due 3/1/23	350,000	361,163
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	1,460,000	1,548,867

		1,910,030

Media 0.1%
Fox Corp. 4.709%, due 1/25/29 (a)	485,000	551,807

Miscellaneous—Manufacturing 0.1%
Parker-Hannifin Corp. 3.25%, due 6/14/29	415,000	435,397

Multi-National 0.4%
International Bank for Reconstruction & Development
2.20%, due 9/23/22	550,000	551,131
2.30%, due 10/30/24	900,000	901,779
2.88%, due 5/15/24	1,005,000	1,006,896

		2,459,806

Oil & Gas 0.8%
Cenovus Energy, Inc. 4.25%, due 4/15/27	375,000	393,513
Helmerich & Payne, Inc. 4.65%, due 3/15/25	680,000	738,735
Occidental Petroleum Corp.
3.137% (3 Month LIBOR + 0.95%), due 2/8/21 (b)	550,000	553,834
4.85%, due 3/15/21	1,514,000	1,564,841
5.55%, due 3/15/26	1,205,000	1,368,142
Petroleos Mexicanos 5.35%, due 2/12/28	175,000	172,813

		4,791,878

Oil & Gas Services 0.3%
Schlumberger Holdings Corp. 3.75%, due 5/1/24 (a)	1,345,000	1,419,895

Packaging & Containers 0.2%
WRKCo., Inc. 3.75%, due 3/15/25	1,270,000	1,336,873

Pharmaceuticals 0.7%
Bayer U.S. Finance II LLC 3.375%, due 7/15/24 (a)	900,000	922,266

	Principal Amount	Value

Pharmaceuticals (continued)
Bristol-Myers Squibb Co. 3.20%, due 6/15/26 (a)	$1,080,000	$1,147,015
Cigna Corp. 4.125%, due 11/15/25	1,745,000	1,889,956

		3,959,237

Pipelines 0.9%
Energy Transfer Partners, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	1,685,000	1,802,408
Kinder Morgan, Inc. 5.00%, due 2/15/21 (a)	2,260,000	2,334,583
MPLX, L.P. 3.002% (3 Month LIBOR + 0.90%), due 9/9/21 (b)	600,000	602,411
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	590,000	594,108

		5,333,510

Real Estate Investment Trusts 1.2%
American Campus Communities Operating Partnership, L.P. 3.30%, due 7/15/26	1,130,000	1,166,259
HCP, Inc. 3.25%, due 7/15/26	755,000	788,539
Highwoods Realty, L.P. 3.625%, due 1/15/23	1,975,000	2,044,892
Kimco Realty Corp. 2.70%, due 3/1/24	290,000	294,498
Realty Income Corp. 3.25%, due 10/15/22	880,000	911,387
SBA Tower Trust 2.836%, due 1/15/25 (a)	750,000	757,456
VEREIT Operating Partnership, L.P. 3.95%, due 8/15/27	1,195,000	1,269,111

		7,232,142

Retail 0.5%
CVS Health Corp.
3.25%, due 8/15/29	450,000	454,652
4.30%, due 3/25/28	1,755,000	1,908,803
Home Depot, Inc. 2.95%, due 6/15/29	540,000	569,651

		2,933,106

Software 0.7%
Fidelity National Information Services, Inc. 2.25%, due 8/15/21	2,340,000	2,347,902
Fiserv, Inc.
3.20%, due 7/1/26	540,000	564,203
4.20%, due 10/1/28	780,000	868,053
4.75%, due 6/15/21	565,000	589,677

		4,369,835

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Telecommunications 0.5%
AT&T, Inc. 4.35%, due 3/1/29	$1,030,000	$1,138,821
Verizon Communications, Inc.
3.376%, due 2/15/25	233,000	248,021
4.016%, due 12/3/29	1,531,000	1,713,636

		3,100,478

Transportation 0.1%
United Parcel Service, Inc. 2.20%, due 9/1/24	450,000	454,039

Total Corporate Bonds (Cost $93,696,489)		96,935,202

Foreign Government Bonds 0.2%
Colombia 0.1%
Colombia Government International Bond 3.875%, due 4/25/27	350,000	371,700

Mexico 0.1%
United Mexican States 3.75%, due 1/11/28	350,000	364,875

Philippines 0.0%‡
Philippine Government International Bond 3.00%, due 2/1/28	325,000	338,527

Poland 0.0%‡
Republic of Poland Government International Bond 5.00%, due 3/23/22	175,000	187,365

Total Foreign Government Bonds (Cost $1,170,569)		1,262,467

Mortgage-Backed Securities 2.4%
Agency (Collateralized Mortgage Obligations) 0.1%
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
Series K090, Class A2 3.422%, due 2/25/29	450,000	493,154
Series K091, Class A2 3.505%, due 3/25/29	310,000	344,397

		837,551

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.3%
Bank Series 2017-BNK5, Class A2 2.987%, due 6/15/60	600,000	611,386

	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Benchmark Mortgage Trust
Series 2018-B1, Class A2 3.571%, due 1/15/51	$300,000	$311,566
Series 2018-B2, Class A2 3.662%, due 2/15/51	250,000	260,578
BX Commercial Mortgage Trust Series 2019-XL, Class A 2.92% (1 Month LIBOR + 0.92%), due 10/15/36 (a)(b)	750,000	750,941
CD Mortgage Trust Series 2017-CD4, Class A2 3.03%, due 5/10/50	1,200,000	1,224,919
CFCRE Commercial Mortgage Trust Series 2017-C8, Class A2 2.982%, due 6/15/50	1,600,000	1,629,806
COLT Mortgage Loan Trust Series 2019-4, Class A1 2.579%, due 11/25/49 (a)(d)	737,087	738,115
DBJPM Mortgage Trust Series 2017-C6, Class A2 2.917%, due 6/10/50	1,500,000	1,523,917
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (a)	400,000	405,892
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13, Class A2 2.936%, due 11/15/46	5,041	5,127
Series 2017-C33, Class A2 3.14%, due 5/15/50	2,000,000	2,047,275
Morgan Stanley Capital I Trust Series 2017-H1, Class A2 3.089%, due 6/15/50	1,700,000	1,733,524
Seasoned Loans Structured Transaction Trust Series 2019-2, Class A2C 2.75%, due 9/25/29	1,300,000	1,306,130
UBS Commercial Mortgage Trust Series 2018-C8, Class A2 3.713%, due 2/15/51	800,000	836,037

		13,385,213

Total Mortgage-Backed Securities (Cost $14,227,991)		14,222,764

U.S. Government & Federal Agencies 18.6%
Federal Farm Credit Bank 0.1%
2.44%, due 10/16/28	775,000	775,192

Federal Home Loan Bank 1.9%
1.70%, due 5/15/20	850,000	850,281

16	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal Home Loan Bank (continued)
2.50%, due 12/10/27	$1,700,000	$1,769,647
2.875%, due 9/13/24	1,800,000	1,902,824
3.00%, due 3/10/28	500,000	542,080
3.125%, due 9/12/25	800,000	863,075
3.25%, due 6/9/28	1,200,000	1,327,168
3.25%, due 11/16/28	3,625,000	4,036,525

		11,291,600

Federal Home Loan Mortgage Corporation 0.6%
2.05%, due 8/26/22	750,000	750,306
2.25%, due 8/12/24	1,000,000	1,000,320
2.25%, due 10/7/24	900,000	900,032
2.30%, due 10/22/24	875,000	875,079

		3,525,737

Federal National Mortgage Association 0.7%
1.375%, due 9/6/22	2,000,000	1,988,994
1.625%, due 10/15/24	1,100,000	1,100,590
1.75%, due 7/2/24	825,000	831,271

		3,920,855

United States Treasury Notes 15.3%
1.50%, due 10/31/24	10,000,000	9,989,453
1.625%, due 11/15/22	5,600	5,618
1.625%, due 9/30/26	10,800,000	10,811,391
1.625%, due 8/15/29	7,630,000	7,584,399
1.75%, due 7/31/21	21,025,000	21,089,061
1.75%, due 7/15/22	11,525,000	11,592,979
1.875%, due 9/30/22	500,000	505,176
2.125%, due 5/31/21	6,600,000	6,654,914
2.50%, due 2/15/22	16,025,000	16,368,661
2.75%, due 4/30/23	5,925,000	6,170,795

		90,772,447

Total U.S. Government & Federal Agencies (Cost $109,153,726)		110,285,831

Total Long-Term Bonds (Cost $244,924,933)		249,520,391

	Shares
Common Stocks 54.7%
Aerospace & Defense 1.1%
Curtiss-Wright Corp.	9,620	1,301,105
General Dynamics Corp.	5,993	1,059,562
L3Harris Technologies, Inc.	2,956	609,852
Raytheon Co.	5,554	1,178,614
Spirit AeroSystems Holdings, Inc., Class A	13,453	1,100,725
United Technologies Corp.	7,275	1,044,545

		6,294,403

	Shares	Value

Air Freight & Logistics 0.1%
FedEx Corp.	5,703	$870,620

Airlines 0.6%
Delta Air Lines, Inc.	21,582	1,188,736
JetBlue Airways Corp. (e)	9,099	175,611
Southwest Airlines Co.	20,768	1,165,708
United Airlines Holdings, Inc. (e)	8,271	751,338

		3,281,393

Auto Components 0.1%
Lear Corp.	7,248	853,597

Automobiles 0.3%
Ford Motor Co.	103,413	888,318
General Motors Co.	24,543	912,018

		1,800,336

Banks 2.4%
Bank of America Corp.	37,150	1,161,681
Bank OZK	39,853	1,118,275
BB&T Corp.	16,830	892,832
Citigroup, Inc.	14,214	1,021,418
Comerica, Inc.	1,732	113,307
East West Bancorp, Inc.	4,635	198,934
Fifth Third Bancorp	33,356	969,992
First Hawaiian, Inc.	42,225	1,154,009
JPMorgan Chase & Co.	8,252	1,030,840
PNC Financial Services Group, Inc.	6,148	901,912
Signature Bank	9,484	1,122,147
SunTrust Banks, Inc.	17,714	1,210,575
Synovus Financial Corp.	3,552	120,306
Texas Capital Bancshares, Inc. (e)	20,155	1,089,579
U.S. Bancorp	18,330	1,045,177
Wells Fargo & Co.	20,167	1,041,222

		14,192,206

Beverages 0.6%
Coca-Cola Co.	16,777	913,172
Constellation Brands, Inc., Class A	4,603	876,089
Keurig Dr. Pepper, Inc.	37,823	1,065,096
PepsiCo., Inc.	6,598	905,047

		3,759,404

Biotechnology 1.2%
Alexion Pharmaceuticals, Inc. (e)	11,203	1,180,796
Alkermes PLC (e)	15,741	307,422
Amgen, Inc.	5,803	1,237,490
Biogen, Inc. (e)	4,091	1,222,023
Exelixis, Inc. (e)	17,791	274,871
Gilead Sciences, Inc.	18,610	1,185,643
Regeneron Pharmaceuticals, Inc. (e)	3,848	1,178,565
United Therapeutics Corp. (e)	3,928	352,891

		6,939,701

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value

Common Stocks (continued)
Building Products 0.6%
Johnson Controls International PLC	27,688	$1,199,721
Masco Corp.	22,587	1,044,649
Owens Corning	20,555	1,259,610

		3,503,980

Capital Markets 1.7%
Ameriprise Financial, Inc.	4,053	611,557
Bank of New York Mellon Corp.	22,424	1,048,322
BlackRock, Inc.	2,261	1,043,904
Cboe Global Markets, Inc.	808	93,041
Charles Schwab Corp.	22,005	895,823
CME Group, Inc.	4,497	925,258
Goldman Sachs Group, Inc.	4,209	898,116
Intercontinental Exchange, Inc.	12,813	1,208,522
Janus Henderson Group PLC	28,320	655,042
Morgan Stanley	22,429	1,032,855
State Street Corp.	6,894	455,487
TD Ameritrade Holding Corp.	26,910	1,032,806

		9,900,733

Chemicals 2.1%
Air Products & Chemicals, Inc.	4,876	1,039,856
Cabot Corp.	24,620	1,073,186
CF Industries Holdings, Inc.	23,456	1,063,730
Corteva, Inc. (e)	29,960	790,345
Dow, Inc. (e)	20,603	1,040,245
DuPont de Nemours, Inc.	13,489	889,060
FMC Corp.	5,253	480,649
Huntsman Corp.	52,558	1,163,109
Linde PLC	4,623	916,972
LyondellBasell Industries N.V., Class A	12,973	1,163,678
Olin Corp.	59,442	1,090,166
PPG Industries, Inc.	8,385	1,049,131
Valvoline, Inc.	44,683	953,535

		12,713,662

Commercial Services & Supplies 0.5%
Clean Harbors, Inc. (e)	15,355	1,266,173
Republic Services, Inc.	9,222	807,017
Waste Management, Inc.	9,340	1,048,042

		3,121,232

Construction & Engineering 0.1%
AECOM (e)	697	27,887
Fluor Corp.	31,303	504,291

		532,178

Consumer Finance 1.2%
American Express Co.	9,964	1,168,578
Capital One Financial Corp.	12,636	1,178,307
Discover Financial Services	19,077	1,531,120
OneMain Holdings, Inc.	8,775	351,000

	Shares	Value

Consumer Finance (continued)
SLM Corp.	134,653	$1,136,471
Synchrony Financial	48,224	1,705,683

		7,071,159

Containers & Packaging 0.3%
Ardagh Group S.A.	14,562	271,872
Berry Global Group, Inc. (e)	20,208	838,834
WestRock Co.	13,024	486,707

		1,597,413

Distributors 0.2%
LKQ Corp. (e)	42,786	1,454,296

Diversified Consumer Services 0.0%‡
ServiceMaster Global Holdings, Inc. (e)	4,568	184,456

Diversified Financial Services 0.4%
AXA Equitable Holdings, Inc.	57,704	1,246,406
Berkshire Hathaway, Inc., Class B (e)	4,910	1,043,768
Voya Financial, Inc.	3,021	163,013

		2,453,187

Diversified Telecommunication Services 0.3%
AT&T, Inc.	24,430	940,311
Verizon Communications, Inc.	14,936	903,180

		1,843,491

Electric Utilities 2.0%
American Electric Power Co., Inc.	11,023	1,040,461
Duke Energy Corp.	9,449	890,663
Edison International	3,428	215,621
Entergy Corp.	16,416	1,994,216
Evergy, Inc.	11,125	710,999
Eversource Energy	999	83,656
Exelon Corp.	22,664	1,030,985
FirstEnergy Corp.	12,423	600,279
Hawaiian Electric Industries, Inc.	5,397	243,674
IDACORP, Inc.	3,787	407,557
NextEra Energy, Inc.	4,390	1,046,313
OGE Energy Corp.	5,419	233,342
PG&E Corp. (e)	21,207	130,847
Pinnacle West Capital Corp.	10,602	997,860
PPL Corp.	25,151	842,307
Southern Co.	14,698	920,977
Xcel Energy, Inc.	4,970	315,645

		11,705,402

Electrical Equipment 0.4%
Acuity Brands, Inc.	2,444	304,987
Eaton Corp. PLC	12,147	1,058,125
Emerson Electric Co.	12,732	893,150
Regal Beloit Corp.	1,128	83,528

		2,339,790

18	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Electronic Equipment, Instruments & Components 0.8%
Arrow Electronics, Inc. (e)	16,504	$1,308,437
Avnet, Inc.	30,148	1,192,655
Jabil, Inc.	32,421	1,193,741
SYNNEX Corp.	10,243	1,206,011

		4,900,844

Energy Equipment & Services 0.4%
Helmerich & Payne, Inc.	13,454	504,525
Patterson-UTI Energy, Inc.	90,849	755,864
Schlumberger, Ltd.	33,583	1,097,828

		2,358,217

Entertainment 0.7%
Activision Blizzard, Inc.	16,318	914,298
Electronic Arts, Inc. (e)	12,235	1,179,454
Lions Gate Entertainment Corp., Class B	18,393	137,764
Take-Two Interactive Software, Inc. (e)	10,546	1,269,211
Viacom, Inc., Class A (f)	1,315	31,415
Walt Disney Co.	6,888	894,889

		4,427,031

Equity Real Estate Investment Trusts 4.8%
Alexandria Real Estate Equities, Inc.	2,700	428,625
American Campus Communities, Inc.	10,985	549,030
American Homes 4 Rent, Class A	16,452	435,484
Apartment Investment & Management Co., Class A	11,019	604,723
Apple Hospitality REIT, Inc.	2,043	33,669
AvalonBay Communities, Inc.	4,882	1,062,616
Boston Properties, Inc.	4,072	558,678
Brandywine Realty Trust	25,668	392,207
Brixmor Property Group, Inc.	1,188	26,160
Camden Property Trust	6,169	705,549
Colony Capital, Inc.	68,129	381,522
Columbia Property Trust, Inc.	18,330	376,132
CoreSite Realty Corp.	677	79,548
Corporate Office Properties Trust	13,732	407,016
CubeSmart	8,861	280,894
CyrusOne, Inc.	8,210	585,209
Digital Realty Trust, Inc.	6,207	788,537
Douglas Emmett, Inc.	120	5,198
Duke Realty Corp.	10,685	375,471
Empire State Realty Trust, Inc., Class A	25,145	363,848
EPR Properties	3,166	246,283
Equity Residential	17,787	1,576,995
Essex Property Trust, Inc.	2,995	979,754
Extra Space Storage, Inc.	1,642	184,347
Federal Realty Investment Trust	979	133,154
Gaming and Leisure Properties, Inc.	15,147	611,333
Highwoods Properties, Inc.	987	46,192
Host Hotels & Resorts, Inc.	45,567	746,843

	Shares	Value

Equity Real Estate Investment Trusts (continued)
Invitation Homes, Inc.	27,252	$839,089
Iron Mountain, Inc.	1,946	63,829
Kilroy Realty Corp.	562	47,169
Kimco Realty Corp.	2,966	63,947
Liberty Property Trust	716	42,294
Life Storage, Inc.	4,517	491,992
Medical Properties Trust, Inc.	6,187	128,257
Mid-America Apartment Communities, Inc.	6,587	915,527
National Retail Properties, Inc.	1,665	98,085
Omega Healthcare Investors, Inc.	2,196	96,712
Outfront Media, Inc.	15,282	402,069
Prologis, Inc.	11,447	1,004,589
Public Storage	5,035	1,122,100
Rayonier, Inc.	14,678	396,012
Realty Income Corp.	9,278	758,848
Regency Centers Corp.	2,580	173,479
Retail Properties of America, Inc., Class A	29,176	401,462
Service Properties Trust	9,203	232,836
Simon Property Group, Inc.	7,574	1,141,250
SITE Centers Corp.	23,597	366,461
Spirit Realty Capital, Inc.	9,270	462,017
STORE Capital Corp.	1,261	51,071
Sun Communities, Inc.	4,445	722,979
UDR, Inc.	5,343	268,486
Ventas, Inc.	19,090	1,242,759
VEREIT, Inc.	70,660	695,294
VICI Properties, Inc.	6,682	157,361
Vornado Realty Trust	2,575	168,997
Weingarten Realty Investors	14,201	450,598
Welltower, Inc.	19,354	1,755,214
Weyerhaeuser Co.	20,188	589,692
WP Carey, Inc.	3,718	342,279

		28,657,771

Food & Staples Retailing 0.8%
Kroger Co.	32,686	805,383
Sprouts Farmers Market, Inc. (e)	44,887	871,257
U.S. Foods Holding Corp. (e)	34,416	1,365,283
Walgreens Boots Alliance, Inc.	16,271	891,325
Walmart, Inc.	8,736	1,024,383

		4,957,631

Food Products 1.6%
Bunge, Ltd.	23,962	1,293,948
Flowers Foods, Inc.	4,898	106,385
General Mills, Inc.	20,591	1,047,258
Hershey Co.	7,852	1,153,223
Kraft Heinz Co.	31,773	1,027,221
Mondelez International, Inc., Class A	17,087	896,213
Pilgrim’s Pride Corp. (e)	38,215	1,160,207
Seaboard Corp.	53	223,612
TreeHouse Foods, Inc. (e)	5,782	312,344

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value

Common Stocks (continued)
Food Products (continued)
Tyson Foods, Inc., Class A	24,496	$2,028,024

		9,248,435

Health Care Equipment & Supplies 1.7%
Abbott Laboratories	12,737	1,064,940
Baxter International, Inc.	13,458	1,032,229
Becton Dickinson & Co.	4,256	1,089,536
Danaher Corp.	7,654	1,054,874
DENTSPLY SIRONA, Inc.	13,735	752,403
Hill-Rom Holdings, Inc.	11,461	1,199,852
Hologic, Inc. (e)	18,252	881,754
Integra LifeSciences Holdings Corp. (e)	4,745	275,495
Medtronic PLC	9,863	1,074,081
STERIS PLC	9,839	1,392,907
Zimmer Biomet Holdings, Inc.	1,595	220,477

		10,038,548

Health Care Providers & Services 1.6%
Anthem, Inc.	4,478	1,204,940
Cardinal Health, Inc.	32,299	1,597,186
Cigna Corp. (e)	6,871	1,226,199
CVS Health Corp.	13,851	919,568
HCA Healthcare, Inc.	9,332	1,246,195
Henry Schein, Inc. (e)	5,182	324,315
Humana, Inc.	3,130	920,846
McKesson Corp.	13,564	1,804,012

		9,243,261

Hotels, Restaurants & Leisure 1.9%
Aramark	32,826	1,436,466
Carnival Corp.	20,231	867,708
Extended Stay America, Inc.	79,583	1,130,874
Las Vegas Sands Corp.	14,729	910,841
McDonald’s Corp.	4,633	911,311
MGM Resorts International	54,661	1,557,838
Norwegian Cruise Line Holdings, Ltd. (e)	26,654	1,352,957
Royal Caribbean Cruises, Ltd.	5,372	584,635
Wynn Resorts, Ltd.	3,434	416,682
Yum China Holdings, Inc.	26,210	1,113,925
Yum! Brands, Inc.	10,800	1,098,468

		11,381,705

Household Durables 0.7%
Newell Brands, Inc.	61,036	1,157,853
PulteGroup, Inc.	35,416	1,389,724
Toll Brothers, Inc.	30,211	1,201,491
Whirlpool Corp.	3,485	530,138

		4,279,206

Household Products 0.5%
Colgate-Palmolive Co.	13,181	904,217
Kimberly-Clark Corp.	7,749	1,029,687

	Shares	Value

Household Products (continued)
Procter & Gamble Co.	9,560	$1,190,315

		3,124,219

Independent Power & Renewable Electricity Producers 0.7%
AES Corp.	87,176	1,486,351
NRG Energy, Inc.	22,413	899,209
Vistra Energy Corp.	54,522	1,473,730

		3,859,290

Industrial Conglomerates 0.7%
3M Co.	5,428	895,566
General Electric Co.	100,195	999,946
Honeywell International, Inc.	6,059	1,046,571
Roper Technologies, Inc.	3,109	1,047,609

		3,989,692

Insurance 4.5%
Aflac, Inc.	19,528	1,038,108
Allstate Corp.	10,988	1,169,343
American Financial Group, Inc.	2,836	295,057
American International Group, Inc.	22,318	1,181,961
American National Insurance Co.	9,077	1,089,058
Arch Capital Group, Ltd. (e)	13,297	555,283
Assurant, Inc.	5,172	652,034
Athene Holding, Ltd., Class A (e)	23,746	1,029,389
AXIS Capital Holdings, Ltd.	4,339	257,867
Brighthouse Financial, Inc. (e)	31,148	1,176,149
Chubb, Ltd.	7,901	1,204,270
Everest Re Group, Ltd.	4,417	1,135,567
Fidelity National Financial, Inc.	32,940	1,509,970
First American Financial Corp.	20,737	1,281,132
Hanover Insurance Group, Inc.	7,066	930,663
Hartford Financial Services Group, Inc.	13,164	751,401
Kemper Corp.	12,552	902,238
Lincoln National Corp.	10,638	600,834
Marsh & McLennan Cos., Inc.	10,659	1,104,486
Mercury General Corp.	17,458	839,031
MetLife, Inc.	25,440	1,190,338
Old Republic International Corp.	56,230	1,256,178
Progressive Corp.	17,004	1,185,179
Prudential Financial, Inc.	12,843	1,170,511
Reinsurance Group of America, Inc.	8,985	1,459,793
Travelers Cos., Inc.	9,034	1,183,996
Unum Group	780	21,481
W.R. Berkley Corp.	784	54,802
Willis Towers Watson PLC	918	171,574

		26,397,693

Internet & Direct Marketing Retail 0.4%
Expedia Group, Inc.	8,169	1,116,376
Qurate Retail, Inc., Series A (e)	103,450	986,913

		2,103,289

20	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
IT Services 1.7%
Akamai Technologies, Inc. (e)	11,998	$1,037,827
Amdocs, Ltd.	20,750	1,352,900
CACI International, Inc., Class A (e)	5,662	1,266,872
Cognizant Technology Solutions Corp., Class A	17,202	1,048,290
DXC Technology Co.	41,249	1,141,360
Euronet Worldwide, Inc. (e)	5	700
Fidelity National Information Services, Inc.	6,972	918,631
International Business Machines Corp.	6,657	890,241
Leidos Holdings, Inc.	18,195	1,568,955
Sabre Corp.	33,100	777,188

		10,002,964

Life Sciences Tools & Services 0.6%
Avantor, Inc. (e)	75,264	1,069,502
IQVIA Holdings, Inc. (e)	7,739	1,117,666
Thermo Fisher Scientific, Inc.	3,505	1,058,440

		3,245,608

Machinery 1.3%
AGCO Corp.	15,802	1,211,856
Caterpillar, Inc.	6,452	889,086
Crane Co.	2,654	203,084
Cummins, Inc.	11,859	2,045,440
Deere & Co.	5,209	907,095
Dover Corp.	3,215	334,006
ITT, Inc.	4,269	253,792
Oshkosh Corp.	6,423	548,396
PACCAR, Inc.	3,047	231,755
Stanley Black & Decker, Inc.	303	45,853
Timken Co.	23,992	1,175,608

		7,845,971

Media 1.0%
Charter Communications, Inc., Class A (e)	2,549	1,192,575
Comcast Corp., Class A	25,814	1,156,984
Fox Corp., Class B (e)	32,087	1,002,398
John Wiley & Sons, Inc., Class A	22,064	1,016,488
News Corp.
Class A	21,831	299,303
Class B	70,301	992,650

		5,660,398

Metals & Mining 0.7%
Newmont Goldcorp Corp.	42,127	1,673,706
Reliance Steel & Aluminum Co.	1,059	122,886
Southern Copper Corp.	28,915	1,028,796
Steel Dynamics, Inc.	41,674	1,265,222

		4,090,610

Mortgage Real Estate Investment Trusts 0.0%‡
MFA Financial, Inc.	26,517	201,264

	Shares	Value

Multi-Utilities 1.6%
Ameren Corp.	9,625	$747,863
CenterPoint Energy, Inc.	54,599	1,587,193
CMS Energy Corp.	2,759	176,355
Consolidated Edison, Inc.	16,879	1,556,581
Dominion Energy, Inc.	11,011	908,958
DTE Energy Co.	12,169	1,549,357
MDU Resources Group, Inc.	44,122	1,274,685
Public Service Enterprise Group, Inc.	3,949	250,011
Sempra Energy	3,888	561,855
WEC Energy Group, Inc.	12,107	1,142,901

		9,755,759

Multiline Retail 0.3%
Dollar General Corp.	5,169	828,798
Target Corp.	10,808	1,155,483

		1,984,281

Oil, Gas & Consumable Fuels 2.6%
Cabot Oil & Gas Corp.	59,648	1,111,839
Centennial Resource Development, Inc., Class A (e)	157,009	533,831
Chevron Corp.	9,929	1,153,154
ConocoPhillips	20,912	1,154,342
Devon Energy Corp.	63,551	1,288,814
EOG Resources, Inc.	12,441	862,286
Exxon Mobil Corp.	13,021	879,829
HollyFrontier Corp.	21,533	1,183,023
Kinder Morgan, Inc.	50,934	1,017,661
Marathon Oil Corp.	44,796	516,498
Marathon Petroleum Corp.	17,326	1,107,998
Occidental Petroleum Corp.	27,707	1,122,133
PBF Energy, Inc., Class A	36,523	1,178,962
Phillips 66	9,089	1,061,777
Valero Energy Corp.	11,870	1,151,153
Williams Cos., Inc.	4,626	103,206

		15,426,506

Personal Products 0.2%
Nu Skin Enterprises, Inc., Class A	25,103	1,119,092

Pharmaceuticals 1.1%
Allergan PLC	5,982	1,053,490
Bristol-Myers Squibb Co.	18,917	1,085,268
Elanco Animal Health, Inc. (e)	14,902	402,652
Johnson & Johnson	8,103	1,069,920
Merck & Co., Inc.	12,643	1,095,642
Mylan N.V. (e)	39,786	761,902
Perrigo Co. PLC	2,330	123,537
Pfizer, Inc.	24,523	940,948

		6,533,359

Professional Services 0.3%
ManpowerGroup, Inc.	13,587	1,235,330

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value

Common Stocks (continued)
Professional Services (continued)
Nielsen Holdings PLC	25,072	$505,452

		1,740,782

Real Estate 0.1%
Healthpeak Properties, Inc.	11,982	450,763

Real Estate Management & Development 0.2%
CBRE Group, Inc., Class A (e)	16,014	857,550
Jones Lang LaSalle, Inc.	989	144,908

		1,002,458

Road & Rail 0.7%
CSX Corp.	14,381	1,010,553
Norfolk Southern Corp.	5,524	1,005,368
Schneider National, Inc., Class B	46,508	1,063,638
Uber Technologies, Inc. (e)(f)	31,796	1,001,574

		4,081,133

Semiconductors & Semiconductor Equipment 1.5%
Analog Devices, Inc.	9,735	1,038,043
Applied Materials, Inc.	21,148	1,147,490
Intel Corp.	18,421	1,041,339
Lam Research Corp.	4,482	1,214,801
Micron Technology, Inc. (e)	24,534	1,166,592
MKS Instruments, Inc.	11,362	1,229,596
ON Semiconductor Corp. (e)	36,721	749,108
Qorvo, Inc. (e)	17,595	1,422,732

		9,009,701

Software 0.6%
Autodesk, Inc. (e)	8,096	1,193,027
LogMeIn, Inc.	9,668	634,994
NortonLifeLock, Inc.	68,060	1,557,213

		3,385,234

Specialty Retail 0.8%
AutoNation, Inc. (e)	22,202	1,128,972
Best Buy Co., Inc.	21,212	1,523,658
Home Depot, Inc.	5,027	1,179,233
Penske Automotive Group, Inc.	4,821	234,879
Williams-Sonoma, Inc. (f)	13,572	906,474

		4,973,216

Technology Hardware, Storage & Peripherals 0.5%
Dell Technologies, Inc., Class C (e)	20,124	1,064,358
HP, Inc.	67,999	1,181,143
Xerox Holdings Corp. (e)	12,489	423,752

		2,669,253

Textiles, Apparel & Luxury Goods 0.2%
Skechers U.S.A., Inc., Class A (e)	30,237	1,129,957

	Shares	Value

Thrifts & Mortgage Finance 0.2%
MGIC Investment Corp.	16,545	$226,832
New York Community Bancorp, Inc.	93,795	1,092,712

		1,319,544

Tobacco 0.3%
Altria Group, Inc.	19,267	862,969
Philip Morris International, Inc.	10,999	895,758

		1,758,727

Wireless Telecommunication Services 0.2%
T-Mobile U.S., Inc. (e)	11,047	913,145

Total Common Stocks (Cost $270,929,926)		323,679,196

Exchange-Traded Funds 2.6%
iShares Core S&P Mid-Cap ETF	1,006	196,482
iShares Intermediate Government / Credit Bond ETF	108,893	12,355,000
iShares Russell Mid-Cap ETF	813	45,975
SPDR S&P 500 ETF Trust	4,680	1,419,584
SPDR S&P MidCap 400 ETF Trust	4,253	1,515,046
Vanguard Mid-Cap Value ETF	900	102,087

Total Exchange-Traded Funds (Cost $15,233,945)		15,634,174

	Principal Amount
Short-Term Investments 1.2%
Commercial Paper 0.2%
Home Depot, Inc. 1.572%, due 11/1/19 (a)(g)	$1,000,000	1,000,000

Total Commercial Paper (Cost $1,000,000)		1,000,000

Repurchase Agreement 0.4%
RBC Capital Markets 1.71%, dated 10/31/19 due 11/1/19 Proceeds at Maturity $2,072,098 (Collateralized by United States Treasury Notes with rates between 0.25% and 0.50% and maturity dates between 1/15/25 and 1/15/28, with a Principal Amount of $1,959,700 and a Market Value of $2,113,551)	2,072,000	2,072,000

Total Repurchase Agreement (Cost $2,072,000)		2,072,000

22	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investments (continued)
U.S. Governments 0.3%
United States Treasury Bills 1.706%, due 11/12/19 (g)(h)	$2,000,000	$1,998,973

Total U.S. Governments (Cost $1,998,973)		1,998,973

	Shares
Unaffiliated Investment Company 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio,1.75% (h)(i)	1,701,941	1,701,941

Total Unaffiliated Investment Company (Cost $1,701,941)		1,701,941

Total Short-Term Investments (Cost $6,772,914)		6,772,914

Total Investments (Cost $537,861,718)	100.6%	595,606,675
Other Assets, Less Liabilities	(0.6)	(3,491,824)
Net Assets	100.0%	$592,114,851
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2019.

(c)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2019.

(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(e)	Non-income producing security.

(f)

All or a portion of this security was held on loan. As of October 31, 2019, the aggregate market value of securities on loan was $1,586,279. The Fund received cash collateral with a value of $1,701,941 (See Note 2(J)).

(g)	Interest rate shown represents yield to maturity.

(h)	Current yield as of October 31, 2019.

(i)	Represents security purchased with cash collateral received for securities on loan.

Futures Contracts

As of October 31, 2019, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
5-Year United States Treasury Note	193	December 2019	$23,103,082	$23,006,203	$(96,879)
10-Year United States Treasury Note	51	December 2019	6,704,598	6,645,140	(59,458)
10-Year United States Treasury Ultra Note	15	December 2019	2,123,710	2,131,641	7,931

Total Long Contracts					(148,406)

Short Contracts
2-Year United States Treasury Note	(20)	December 2019	(4,305,593)	(4,312,031)	(6,438)
United States Treasury Long Bond	(2)	December 2019	(328,324)	(322,750)	5,574

Total Short Contracts					(864)

Net Unrealized Depreciation					$(149,270)

1.	As of October 31, 2019, cash in the amount of $239,351 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2019.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2019 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$26,814,127	$—	$26,814,127
Corporate Bonds	—	96,935,202	—	96,935,202
Foreign Government Bonds	—	1,262,467	—	1,262,467
Mortgage-Backed Securities	—	14,222,764	—	14,222,764
U.S. Government & Federal Agencies	—	110,285,831	—	110,285,831

Total Long-Term Bonds	—	249,520,391	—	249,520,391

Common Stocks	323,679,196	—	—	323,679,196
Exchange-Traded Funds	15,634,174	—	—	15,634,174
Short-Term Investments
Commercial Paper	—	1,000,000	—	1,000,000
Repurchase Agreement	—	2,072,000	—	2,072,000
U.S. Governments	—	1,998,973	—	1,998,973
Unaffiliated Investment Company	1,701,941	—	—	1,701,941

Total Short-Term Investments	1,701,941	5,070,973	—	6,772,914

Total Investments in Securities	341,015,311	254,591,364	—	595,606,675

Other Financial Instruments
Futures Contracts (b)	13,505	—	—	13,505

Total Investments in Securities and Other Financial Instruments	$341,028,816	$254,591,364	$—	$595,620,180

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(162,775)	$—	$—	$(162,775)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

24	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in securities, at value (identified cost $537,861,718) including securities on loan of $1,586,279	$595,606,675
Cash	269,478
Cash collateral on deposit at broker for futures contracts	239,351
Receivables:
Investment securities sold	9,497,202
Dividends and interest	1,582,932
Fund shares sold	193,460
Variation margin on futures contracts	139,160
Securities lending	4,593
Other assets	40,814

Total assets	607,573,665

Liabilities
Cash collateral received for securities on loan	1,701,941
Payables:
Investment securities purchased	12,367,303
Fund shares redeemed	677,026
Manager (See Note 3)	350,513
Transfer agent (See Note 3)	145,570
NYLIFE Distributors (See Note 3)	123,598
Shareholder communication	34,458
Custodian	26,489
Professional fees	21,555
Trustees	1,088
Accrued expenses	9,273

Total liabilities	15,458,814

Net assets	$592,114,851

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$19,107
Additional paid-in capital	527,123,372

527,142,479
Total distributable earnings (loss)	64,972,372

Net assets	$592,114,851

Class A
Net assets applicable to outstanding shares	$279,635,579

Shares of beneficial interest outstanding	9,027,137

Net asset value per share outstanding	$30.98
Maximum sales charge (5.50% of offering price)	1.80

Maximum offering price per share outstanding	$32.78

Investor Class
Net assets applicable to outstanding shares	$53,005,631

Shares of beneficial interest outstanding	1,709,578

Net asset value per share outstanding	$31.01
Maximum sales charge (5.50% of offering price)	1.80

Maximum offering price per share outstanding	$32.81

Class B
Net assets applicable to outstanding shares	$15,048,842

Shares of beneficial interest outstanding	488,274

Net asset value and offering price per share outstanding	$30.82

Class C
Net assets applicable to outstanding shares	$45,436,563

Shares of beneficial interest outstanding	1,474,724

Net asset value and offering price per share outstanding	$30.81

Class I
Net assets applicable to outstanding shares	$177,076,265

Shares of beneficial interest outstanding	5,701,221

Net asset value and offering price per share outstanding	$31.06

Class R1
Net assets applicable to outstanding shares	$1,285,925

Shares of beneficial interest outstanding	41,461

Net asset value and offering price per share outstanding	$31.02

Class R2
Net assets applicable to outstanding shares	$2,881,592

Shares of beneficial interest outstanding	92,884

Net asset value and offering price per share outstanding	$31.02

Class R3
Net assets applicable to outstanding shares	$3,047,728

Shares of beneficial interest outstanding	98,481

Net asset value and offering price per share outstanding	$30.95

Class R6
Net assets applicable to outstanding shares	$14,696,726

Shares of beneficial interest outstanding	473,145

Net asset value and offering price per share outstanding	$31.06

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$8,883,624
Interest	6,746,074
Securities lending	324,927
Dividends-affiliated	209
Other	4,698

Total income	15,959,532

Expenses
Manager (See Note 3)	4,280,187
Distribution/Service—Class A (See Note 3)	678,268
Distribution/Service—Investor Class (See Note 3)	131,051
Distribution/Service—Class B (See Note 3)	166,509
Distribution/Service—Class C (See Note 3)	581,900
Distribution/Service—Class R2 (See Note 3)	7,950
Distribution/Service—Class R3 (See Note 3)	15,820
Transfer agent (See Note 3)	905,676
Registration	128,883
Professional fees	100,270
Shareholder communication	75,714
Custodian	65,690
Trustees	15,238
Shareholder service (See Note 3)	7,827
Miscellaneous	35,415

Total expenses before waiver/reimbursement	7,196,398
Expense waiver/reimbursement from Manager (See Note 3)	(25,452)

Net expenses	7,170,946

Net investment income (loss)	8,788,586

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	12,874,478
Futures transactions	1,057,723

Net realized gain (loss) on investments and futures transactions	13,932,201

Net change in unrealized appreciation (depreciation) on:
Investments	18,072,969
Futures contracts	(110,750)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	17,962,219

Net realized and unrealized gain (loss) on investments and futures transactions	31,894,420

Net increase (decrease) in net assets resulting from operations	$40,683,006

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,821.

26	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,788,586	$9,245,644
Net realized gain (loss) on investments and futures transactions	13,932,201	43,140,236
Net change in unrealized appreciation (depreciation) on investments and futures contracts	17,962,219	(46,653,763)

Net increase (decrease) in net assets resulting from operations	40,683,006	5,732,117

Distributions to shareholders:
Class A	(21,432,331)	(19,284,887)
Investor Class	(4,027,560)	(3,786,530)
Class B	(1,322,812)	(1,447,099)
Class C	(5,204,565)	(5,634,067)
Class I	(17,527,178)	(20,507,842)
Class R1	(133,373)	(143,615)
Class R2	(274,081)	(353,680)
Class R3	(274,626)	(344,713)
Class R6	(230,853)	(472)

Total distributions to shareholders	(50,427,379)	(51,502,905)

Capital share transactions:
Net proceeds from sale of shares	118,856,507	76,584,379
Net asset value of shares issued to shareholders in reinvestment of and distributions	49,461,234	49,872,315
Cost of shares redeemed	(204,538,002)	(202,999,432)

Increase (decrease) in net assets derived from capital share transactions	(36,220,261)	(76,542,738)

Net increase (decrease) in net assets	(45,964,634)	(122,313,526)

Net Assets
Beginning of year	638,079,485	760,393,011

End of year	$592,114,851	$638,079,485

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019	2018		2017	2016		2015

Net asset value at beginning of year	$31.49	$33.63		$31.27	$32.13		$34.91

Net investment income (loss) (a)	0.44	0.44		0.39	0.40		0.37

Net realized and unrealized gain (loss) on investments	1.58	(0.23)		2.80	0.79		0.03

Total from investment operations	2.02	0.21		3.19	1.19		0.40

Less dividends and distributions:

From net investment income	(0.46)	(0.48)		(0.39)	(0.40)		(0.32)

From net realized gain on investments	(2.07)	(1.87)		(0.44)	(1.65)		(2.86)

Total dividends and distributions	(2.53)	(2.35)		(0.83)	(2.05)		(3.18)

Net asset value at end of year	$30.98	$31.49		$33.63	$31.27		$32.13

Total investment return (b)	7.07%	0.48	%(c)	10.32%	3.95%		1.06%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.47%	1.35%		1.19%	1.30	%(d)	1.12%

Net expenses (e)	1.12%	1.10%		1.10%	1.11	%(f)	1.13%

Portfolio turnover rate	194%	200%		191%	271%		201%

Net assets at end of year (in 000’s)	$279,636	$265,314		$281,174	$240,565		$244,512

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.29%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.12%.

	Year ended October 31,

Investor Class	2019	2018	2017	2016		2015

Net asset value at beginning of year	$31.51	$33.65	$31.29	$32.14		$34.93

Net investment income (loss) (a)	0.38	0.38	0.34	0.35		0.32

Net realized and unrealized gain (loss) on investments	1.58	(0.23)	2.79	0.80		0.02

Total from investment operations	1.96	0.15	3.13	1.15		0.34

Less dividends and distributions:

From net investment income	(0.39)	(0.42)	(0.33)	(0.35)		(0.27)

From net realized gain on investments	(2.07)	(1.87)	(0.44)	(1.65)		(2.86)

Total dividends and distributions	(2.46)	(2.29)	(0.77)	(2.00)		(3.13)

Net asset value at end of year	$31.01	$31.51	$33.65	$31.29		$32.14

Total investment return (b)	6.79%	0.29%	10.13%	3.82%		0.91%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.26%	1.18%	1.05%	1.14	%(c)	0.98%

Net expenses (d)	1.33%	1.28%	1.26%	1.26	%(e)	1.27%

Expenses (before waiver/reimbursement) (d)	1.35%	1.30%	1.26%	1.26	%(e)	1.27%

Portfolio turnover rate	194%	200%	191%	271%		201%

Net assets at end of year (in 000’s)	$53,006	$51,128	$55,541	$81,762		$81,571

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.13%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.27%.

28	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2019	2018		2017	2016		2015

Net asset value at beginning of year	$31.35	$33.48		$31.15	$32.01		$34.81

Net investment income (loss) (a)	0.16	0.14		0.09	0.12		0.08

Net realized and unrealized gain (loss) on investments	1.54	(0.23)		2.78	0.79		0.01

Total from investment operations	1.70	(0.09)		2.87	0.91		0.09

Less dividends and distributions:

From net investment income	(0.16)	(0.17)		(0.10)	(0.12)		(0.03)

From net realized gain on investments	(2.07)	(1.87)		(0.44)	(1.65)		(2.86)

Total dividends and distributions	(2.23)	(2.04)		(0.54)	(1.77)		(2.89)

Net asset value at end of year	$30.82	$31.35		$33.48	$31.15		$32.01

Total investment return (b)	6.00%	(0.45	%)(c)	9.31%	3.03%		0.16%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.54%	0.43%		0.29%	0.40	%(d)	0.24%

Net expenses (e)	2.08%	2.03%		2.02%	2.01	%(f)	2.02%

Expenses (before waiver/reimbursement) (e)	2.10%	2.05%		2.02%	2.01	%(f)	2.02%

Portfolio turnover rate	194%	200%		191%	271%		201%

Net assets at end of year (in 000’s)	$15,049	$18,795		$24,551	$27,999		$30,702

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 2.02%.

	Year ended October 31,

Class C	2019	2018		2017	2016		2015

Net asset value at beginning of year	$31.33	$33.46		$31.13	$32.00		$34.79

Net investment income (loss) (a)	0.18	0.14		0.09	0.12		0.07

Net realized and unrealized gain (loss) on investments	1.53	(0.23)		2.78	0.78		0.03

Total from investment operations	1.71	(0.09)		2.87	0.90		0.10

Less dividends and distributions:

From net investment income	(0.16)	(0.17)		(0.10)	(0.12)		(0.03)

From net realized gain on investments	(2.07)	(1.87)		(0.44)	(1.65)		(2.86)

Total dividends and distributions	(2.23)	(2.04)		(0.54)	(1.77)		(2.89)

Net asset value at end of year	$30.81	$31.33		$33.46	$31.13		$32.00

Total investment return (b)	6.03%	(0.45	%)(c)	9.32%	3.00%		0.19%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.59%	0.43%		0.29%	0.40	%(d)	0.21%

Net expenses (e)	2.08%	2.03%		2.02%	2.01	%(f)	2.02%

Expenses (before waiver/reimbursement) (e)	2.10%	2.05%		2.02%	2.01	%(f)	2.02%

Portfolio turnover rate	194%	200%		191%	271%		201%

Net assets at end of year (in 000’s)	$45,437	$76,233		$94,447	$102,410		$108,936

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 2.02%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019	2018	2017	2016		2015

Net asset value at beginning of year	$31.56	$33.71	$31.35	$32.20		$34.99

Net investment income (loss) (a)	0.53	0.52	0.47	0.48		0.45

Net realized and unrealized gain (loss) on investments	1.57	(0.24)	2.80	0.79		0.02

Total from investment operations	2.10	0.28	3.27	1.27		0.47

Less dividends and distributions:

From net investment income	(0.53)	(0.56)	(0.47)	(0.47)		(0.40)

From net realized gain on investments	(2.07)	(1.87)	(0.44)	(1.65)		(2.86)

Total dividends and distributions	(2.60)	(2.43)	(0.91)	(2.12)		(3.26)

Net asset value at end of year	$31.06	$31.56	$33.71	$31.35		$32.20

Total investment return (b)	7.32%	0.70%	10.57%	4.23%		1.31%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.75%	1.61%	1.45%	1.55	%(c)	1.37%

Net expenses (d)	0.87%	0.85%	0.85%	0.86	%(e)	0.88%

Portfolio turnover rate	194%	200%	191%	271%		201%

Net assets at end of year (in 000’s)	$177,076	$217,380	$291,941	$296,970		$302,328

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.54%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.87%.

	Year ended October 31,

Class R1	2019	2018	2017	2016		2015

Net asset value at beginning of year	$31.52	$33.66	$31.30	$32.16		$34.94

Net investment income (loss) (a)	0.50	0.49	0.44	0.44		0.43

Net realized and unrealized gain (loss) on investments	1.57	(0.24)	2.79	0.79		0.02

Total from investment operations	2.07	0.25	3.23	1.23		0.45

Less dividends and distributions:

From net investment income	(0.50)	(0.52)	(0.43)	(0.44)		(0.37)

From net realized gain on investments	(2.07)	(1.87)	(0.44)	(1.65)		(2.86)

Total dividends and distributions	(2.57)	(2.39)	(0.87)	(2.09)		(3.23)

Net asset value at end of year	$31.02	$31.52	$33.66	$31.30		$32.16

Total investment return (b)	7.22%	0.62%	10.47%	4.10%		1.24%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.67%	1.50%	1.35%	1.44	%(c)	1.31%

Net expenses (d)	0.97%	0.95%	0.95%	0.96	%(e)	0.98%

Portfolio turnover rate	194%	200%	191%	271%		201%

Net assets at end of year (in 000’s)	$1,286	$1,805	$2,016	$2,130		$1,969

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.43%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.97%.

30	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R2	2019	2018		2017	2016		2015

Net asset value at beginning of year	$31.53	$33.67		$31.26	$32.12		$34.91

Net investment income (loss) (a)	0.42	0.41		0.39	0.37		0.33

Net realized and unrealized gain (loss) on investments	1.56	(0.24)		2.81	0.78		0.02

Total from investment operations	1.98	0.17		3.20	1.15		0.35

Less dividends and distributions:

From net investment income	(0.42)	(0.44)		(0.35)	(0.36)		(0.28)

From net realized gain on investments	(2.07)	(1.87)		(0.44)	(1.65)		(2.86)

Total dividends and distributions	(2.49)	(2.31)		(0.79)	(2.01)		(3.14)

Net asset value at end of year	$31.02	$31.53		$33.67	$31.26		$32.12

Total investment return (b)	6.95%	0.37	%(c)	10.37%	3.85%		0.96%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.40%	1.26%		1.19%	1.21	%(c)	1.02%

Net expenses (d)	1.22%	1.20%		1.21%	1.21	%(e)	1.23%

Portfolio turnover rate	194%	200%		191%	271%		201%

Net assets at end of year (in 000’s)	$2,882	$3,496		$5,234	$38,233		$49,230

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.22%.

	Year ended October 31,

Class R3	2019	2018	2017	2016		2015

Net asset value at beginning of year	$31.45	$33.59	$31.25	$32.10		$34.89

Net investment income (loss) (a)	0.35	0.33	0.27	0.29		0.26

Net realized and unrealized gain (loss) on investments	1.56	(0.24)	2.78	0.80		0.01

Total from investment operations	1.91	0.09	3.05	1.09		0.27

Less dividends and distributions:

From net investment income	(0.34)	(0.36)	(0.27)	(0.29)		(0.20)

From net realized gain on investments	(2.07)	(1.87)	(0.44)	(1.65)		(2.86)

Total dividends and distributions	(2.41)	(2.23)	(0.71)	(1.94)		(3.06)

Net asset value at end of year	$30.95	$31.45	$33.59	$31.25		$32.10

Total investment return (b)	6.68%	0.12%	9.88%	3.63%		0.69%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.15%	1.00%	0.82%	0.94	%(c)	0.80%

Net expenses (d)	1.47%	1.45%	1.45%	1.46	%(e)	1.48%

Portfolio turnover rate	194%	200%	191%	271%		201%

Net assets at end of year (in 000’s)	$3,048	$3,880	$5,490	$3,548		$3,086

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.93%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.47%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

Class R6	Year ended October 31, 2019	December 15, 2017^ through October 31, 2018

Net asset value at beginning of period	$31.57	$32.52

Net investment income (loss) (a)	0.53	0.48

Net realized and unrealized gain (loss) on investments	1.59	(0.95)

Total from investment operations	2.12	(0.47)

Less dividends and distributions:

From net investment income	(0.56)	(0.48)

From net realized gain on investments	(2.07)	—

Total dividends and distributions	(2.63)	(0.48)

Net asset value at end of period	$31.06	$31.57

Total investment return (b)	7.40%	(1.48%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.75%	1.65%††

Net expenses (c)	0.77%	0.76%††

Portfolio turnover rate	194%	200%

Net assets at end of period (in 000’s)	$14,697	$48

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Balanced Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class I shares commenced operations on May 1, 1989. Class C shares commenced operations on December 30, 2002. Class A, Class B, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. Class R6 shares commenced operations on December 15, 2017.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to

Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fees. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to any fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews

33

Notes to Financial Statements (continued)

and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

34	MainStay Balanced Fund

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is

“more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

35

Notes to Financial Statements (continued)

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2019, the repurchase agreements are shown in the Portfolio of Investments.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2019, open futures contracts are shown in the Portfolio of Investments.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund had securities on loan with an aggregate market value of $1,586,279 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $1,701,941.

(J)  Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

36	MainStay Balanced Fund

Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(L)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as to help manage the duration and yield curve positioning of the portfolio.

Fair value of derivative instruments as of October 31, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$13,505	$13,505

Total Fair Value		$13,505	$13,505

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(162,775)	$(162,775)

Total Fair Value		$(162,775)	$(162,775)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$1,057,723	$1,057,723

Total Realized Gain (Loss)		$1,057,723	$1,057,723

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(110,750)	$(110,750)

Total Change in Unrealized Appreciation (Depreciation)		$(110,750)	$(110,750)

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Long	$25,694,539	$25,694,539
Futures Contracts Short (b)	$(3,538,463)	$(3,538,463)

(b)	Positions were open ten months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the

37

Notes to Financial Statements (continued)

Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the equity portion of the Fund, pursuant to the terms of an Amended and Restated Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and MacKay Shields, and NYL Investors LLC (“NYL Investors” or the “Subadvisor,” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors. New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended October 31, 2019, the effective management fee rate was 0.70%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $4,280,187, voluntarily waived and/or reimbursed certain class specific expenses in the amount of $25,452, and paid MacKay Shields and NYL Investors in the amount of $1,260,538 and $786,069, respectively.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2019, shareholder service fees incurred by the Fund were as follows:

Class R1	$1,483
Class R2	3,180
Class R3	3,164

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $58,158 and $31,331, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $2,754, $14,034 and $1,717, respectively.

38	MainStay Balanced Fund

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$276,697
Investor Class	175,031
Class B	55,513
Class C	193,432
Class I	197,003
Class R1	1,516
Class R2	3,251
Class R3	3,233

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R6	$26,452	0.2%

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$543,729,218	$59,903,101	$(8,025,644)	$51,877,457

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$735,183	$11,749,815	$—	$52,487,374	$64,972,372

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of futures contracts, straddles and corporate action adjustments.

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$18,181,156	$26,510,390
Long-Term Capital Gain	32,246,223	24,992,515
Total	$50,427,379	$51,502,905

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

39

Notes to Financial Statements (continued)

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of U.S. government securities were $365,883 and $329,675, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $811,021 and $927,998, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,889,678	$57,440,618
Shares issued to shareholders in reinvestment of dividends and distributions	719,630	20,905,646
Shares redeemed	(2,306,906)	(69,817,483)

Net increase (decrease) in shares outstanding before conversion	302,402	8,528,781
Shares converted into Class A (See Note 1)	341,737	10,325,984
Shares converted from Class A (See Note 1)	(43,333)	(1,315,002)

Net increase (decrease)	600,806	$17,539,763

Year ended October 31, 2018:
Shares sold	892,004	$29,066,794
Shares issued to shareholders in reinvestment of dividends and distributions	568,663	18,426,337
Shares redeemed	(1,635,219)	(53,435,237)

Net increase (decrease) in shares outstanding before conversion	(174,552)	(5,942,106)
Shares converted into Class A (See Note 1)	289,513	9,472,246
Shares converted from Class A (See Note 1)	(49,459)	(1,591,093)

Net increase (decrease)	65,502	$1,939,047

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	397,518	$12,159,006
Shares issued to shareholders in reinvestment of dividends and distributions	138,231	4,016,584
Shares redeemed	(402,455)	(12,308,674)

Net increase (decrease) in shares outstanding before conversion	133,294	3,866,916
Shares converted into Investor Class (See Note 1)	125,056	3,759,819
Shares converted from Investor Class (See Note 1)	(171,370)	(5,208,098)

Net increase (decrease)	86,980	$2,418,637

Year ended October 31, 2018:
Shares sold	193,683	$6,304,910
Shares issued to shareholders in reinvestment of dividends and distributions	116,450	3,777,032
Shares redeemed	(184,227)	(5,989,713)

Net increase (decrease) in shares outstanding before conversion	125,906	4,092,229
Shares converted into Investor Class (See Note 1)	89,074	2,899,606
Shares converted from Investor Class (See Note 1)	(242,889)	(7,958,078)

Net increase (decrease)	(27,909)	$(966,243)

Class B	Shares	Amount

Year ended October 31, 2019:
Shares sold	125,040	$3,831,074
Shares issued to shareholders in reinvestment of dividends and distributions	42,203	1,214,994
Shares redeemed	(207,357)	(6,286,677)

Net increase (decrease) in shares outstanding before conversion	(40,114)	(1,240,609)
Shares converted from Class B (See Note 1)	(71,170)	(2,113,858)

Net increase (decrease)	(111,284)	$(3,354,467)

Year ended October 31, 2018:
Shares sold	18,931	$614,583
Shares issued to shareholders in reinvestment of dividends and distributions	41,320	1,335,293
Shares redeemed	(103,719)	(3,354,952)

Net increase (decrease) in shares outstanding before conversion	(43,468)	(1,405,076)
Shares converted from Class B (See Note 1)	(90,224)	(2,942,599)

Net increase (decrease)	(133,692)	$(4,347,675)

40	MainStay Balanced Fund

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	163,787	$4,865,239
Shares issued to shareholders in reinvestment of dividends and distributions	174,755	5,024,650
Shares redeemed	(1,114,266)	(33,353,313)

Net increase (decrease) in shares outstanding before conversion	(775,724)	(23,463,424)
Shares converted from Class C (See Note 1)	(183,145)	(5,468,548)

Net increase (decrease)	(958,869)	$(28,931,972)

Year ended October 31, 2018:
Shares sold	167,766	$5,453,242
Shares issued to shareholders in reinvestment of dividends and distributions	167,085	5,394,397
Shares redeemed	(723,309)	(23,405,001)

Net increase (decrease) in shares outstanding before conversion	(388,458)	(12,557,362)
Shares converted from Class C (See Note 1)	(599)	(19,832)

Net increase (decrease)	(389,057)	$(12,577,194)

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	828,633	$25,051,103
Shares issued to shareholders in reinvestment of dividends and distributions	598,614	17,425,537
Shares redeemed	(2,613,819)	(77,561,886)

Net increase (decrease) in shares outstanding before conversion	(1,186,572)	(35,085,246)
Shares converted into Class I (See Note 1)	655	19,703

Net increase (decrease)	(1,185,917)	$(35,065,543)

Year ended October 31, 2018:
Shares sold	1,009,233	$32,871,815
Shares issued to shareholders in reinvestment of dividends and distributions	620,113	20,133,811
Shares redeemed	(3,407,538)	(110,970,851)

Net increase (decrease) in shares outstanding before conversion	(1,778,192)	(57,965,225)
Shares converted into Class I (See Note 1)	4,233	139,750

Net increase (decrease)	(1,773,959)	$(57,825,475)

Class R1	Shares	Amount

Year ended October 31, 2019:
Shares sold	2,561	$78,804
Shares issued to shareholders in reinvestment of dividends and distributions	4,592	133,388
Shares redeemed	(22,942)	(696,149)

Net increase (decrease)	(15,789)	$(483,957)

Year ended October 31, 2018:
Shares sold	3,910	$126,695
Shares issued to shareholders in reinvestment of dividends and distributions	4,428	143,616
Shares redeemed	(10,965)	(359,472)

Net increase (decrease)	(2,627)	$(89,161)

Class R2	Shares	Amount

Year ended October 31, 2019:
Shares sold	22,580	$697,982
Shares issued to shareholders in reinvestment of dividends and distributions	8,237	239,391
Shares redeemed	(48,819)	(1,480,215)

Net increase (decrease)	(18,002)	$(542,842)

Year ended October 31, 2018:
Shares sold	31,669	$1,030,429
Shares issued to shareholders in reinvestment of dividends and distributions	9,822	318,656
Shares redeemed	(86,053)	(2,819,533)

Net increase (decrease)	(44,562)	$(1,470,448)

Class R3	Shares	Amount

Year ended October 31, 2019:
Shares sold	18,175	$541,536
Shares issued to shareholders in reinvestment of dividends and distributions	9,327	270,055
Shares redeemed	(52,391)	(1,542,974)

Net increase (decrease)	(24,889)	$(731,383)

Year ended October 31, 2018:
Shares sold	32,601	$1,066,590
Shares issued to shareholders in reinvestment of dividends and distributions	10,581	342,701
Shares redeemed	(83,242)	(2,664,569)

Net increase (decrease)	(40,060)	$(1,255,278)

Class R6	Shares	Amount

Year ended October 31, 2019:
Shares sold	513,133	$14,191,145
Shares issued to shareholders in reinvestment of dividends and distributions	7,593	230,989
Shares redeemed	(49,102)	(1,490,631)

Net increase (decrease)	471,624	$12,931,503

Period ended October 31, 2018 (a):
Shares sold	1,509	$49,321
Shares issued to shareholders in reinvestment of dividends and distributions	15	472
Shares redeemed	(3)	(104)

Net increase (decrease)	1,521	$49,689

(a)	The inception date of the class was December 15, 2017.

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. At this time, management is evaluating the implications of the ASU and any impact on the financial statements has not yet been determined.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting

41

Notes to Financial Statements (continued)

Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

42	MainStay Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Balanced Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

43

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $32,153,980 as long term capital gain distributions.

For the fiscal year ended October 31, 2019, the Fund designated approximately $10,663,846 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2019 should be multiplied by 55.23% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

44	MainStay Balanced Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

45

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

46	MainStay Balanced Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

47

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

48	MainStay Balanced Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1717230 MS159-19	MSBL11-12/19 (NYLIM) NL231

MainStay MacKay Small Cap Core Fund (Formerly known as MainStay Epoch U.S. Small Cap Fund)

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 20192

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[3]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–4.16 1.41%	2.88 4.05%	9.08 9.70%	1.18 1.18%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–4.47 1.09	2.59 3.76	8.79 9.41	1.51 1.51
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	–3.85 0.35	2.67 2.99	8.59 8.59	2.26 2.26
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12/30/2002	–0.49 0.35	2.98 2.98	8.59 8.59	2.26 2.26
Class I Shares	No Sales Charge		1/12/1987	1.67	4.30	9.98	0.93
Class R1 Shares	No Sales Charge		7/31/2012	1.57	4.20	9.31	1.03
Class R2 Shares	No Sales Charge		7/31/2012	1.30	3.93	9.03	1.28
Class R3 Shares	No Sales Charge		2/29/2016	1.04	7.31	N/A	1.53

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The Fund replaced its subadvisor, changed its investment objective and modified its principal investment strategies as of April 1, 2019. Therefore, the performance information shown in this report prior to April 1, 2019 reflects that of the Fund’s prior subadvisor, investment objective and principal investment strategies.

3.

The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Russell 2000 Index[5]	4.90%	7.37%	12.27%

Russell 2500TM Index[6]	8.84	8.04	13.10

Morningstar Small Blend Category Average[7]	4.42	6.20	11.55

5.

The Fund has selected the Russell 2000® Index as its primary benchmark as a replacement for the Russell 2500TM Index because it believes that the Russell 2000® Index is more reflective of its current investment style. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

6.

The Russell 2500TM Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.

The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Small Cap Core Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Small Cap Core Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$970.00	$6.21	$1,018.90	$6.36	1.25%

Investor Class Shares	$1,000.00	$968.20	$7.69	$1,017.39	$7.88	1.55%

Class B Shares	$1,000.00	$964.80	$11.39	$1,013.61	$11.67	2.30%

Class C Shares	$1,000.00	$964.40	$11.39	$1,013.61	$11.67	2.30%

Class I Shares	$1,000.00	$971.00	$4.97	$1,020.16	$5.09	1.00%

Class R1 Shares	$1,000.00	$970.50	$5.46	$1,019.66	$5.60	1.10%

Class R2 Shares	$1,000.00	$969.10	$6.70	$1,018.40	$6.87	1.35%

Class R3 Shares	$1,000.00	$968.20	$7.94	$1,017.14	$8.13	1.60%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2019 (Unaudited)

Banks	7.9%

Biotechnology	7.2

Equity Real Estate Investment Trusts	6.3

Health Care Equipment & Supplies	5.2

Software	5.1

Electronic Equipment, Instruments & Components	4.3

Specialty Retail	4.2

Household Durables	3.8

Machinery	3.2

Insurance	3.1

Thrifts & Mortgage Finance	2.8

Commercial Services & Supplies	2.7

Oil, Gas & Consumable Fuels	2.5

Semiconductors & Semiconductor Equipment	2.4

Pharmaceuticals	2.2

Building Products	2.1

Construction & Engineering	2.1

Trading Companies & Distributors	2.0

IT Services	1.9

Aerospace & Defense	1.7

Health Care Providers & Services	1.6

Chemicals	1.5

Health Care Technology	1.4

Hotels, Restaurants & Leisure	1.3

Water Utilities	1.3

Food Products	1.2

Capital Markets	1.1

Electrical Equipment	1.1

Exchange-Traded Funds	1.1

Communications Equipment	1.0

Professional Services	1.0

Diversified Consumer Services	0.9

Textiles, Apparel & Luxury Goods	0.9

Beverages	0.8

Electric Utilities	0.8%

Energy Equipment & Services	0.8

Life Sciences Tools & Services	0.8

Real Estate Management & Development	0.8

Food & Staples Retailing	0.7

Metals & Mining	0.7

Tobacco	0.7

Consumer Finance	0.6

Internet & Direct Marketing Retail	0.5

Auto Components	0.4

Distributors	0.4

Household Products	0.4

Independent Power & Renewable Electricity Producers	0.4

Interactive Media & Services	0.4

Media	0.4

Construction Materials	0.3

Leisure Products	0.3

Mortgage Real Estate Investment Trusts	0.3

Diversified Financial Services	0.2

Gas Utilities	0.2

Marine	0.2

Personal Products	0.2

Road & Rail	0.2

Airlines	0.1

Automobiles	0.1

Diversified Telecommunication Services	0.1

Technology Hardware, Storage & Peripherals	0.1

Air Freight & Logistics	0.0	‡

Containers & Packaging	0.0	‡

Entertainment	0.0	‡

Short-Term Investment	0.8

Other Assets, Less Liabilities	–0.8

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2019 (excluding short-term investments) (Unaudited)

1.	iShares Russell 2000 ETF

2.	Murphy USA, Inc.

3.	EastGroup Properties, Inc.

4.	Portland General Electric Co.

5.	Essent Group, Ltd.
6.	EMCOR Group, Inc.

7.	Lithia Motors, Inc., Class A

8.	Cirrus Logic, Inc.

9.	Deckers Outdoor Corp.

10.	Haemonetics Corp.

8	MainStay MacKay Small Cap Core Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David N. Pearl, Michael A. Welhoelter, CFA, and Justin Howell, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Fund’s former Subadvisor, and Migene Kim, CFA, and Mona Patni of MacKay Shields LLC (“MacKay Shields”), the Fund’s current Subadvisor.

How did MainStay MacKay Small Cap Core Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay MacKay Small Cap Core Fund returned 1.67%, underperforming the 4.90% return of the Fund’s primary benchmark, the Russell 2000® Index, and the 8.84% return of the Russell 2500™ Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares also underperformed the 4.42% return of the Morningstar Small Blend Category Average.1

Were there any changes to the Fund during the reporting period?

At a shareholder meeting held on March 29, 2019, shareholders approved a subadvisory agreement between MacKay Shields LLC and New York Life Investments, replacing Epoch Investment Partners as subadvisor, effective April 1, 2019. Additionally, the Fund was renamed MainStay MacKay Small Cap Core Fund and the Fund’s investment objective, principal investment strategies/investment process, primary benchmark and principal risks were all modified, among other changes. For more information on these and other changes, refer to the supplements dated December 14, 2018, and February 28, 2019.

What factors affected the Fund’s relative performance during the reporting period?

Epoch

Epoch subadvised the Fund from November 1, 2018, through March 31, 2019. During this portion of the reporting period, security selection in several sectors undermined the Fund’s performance relative to the Russell 2500™ Index, which was the Fund’s primary benchmark at that time. Certain individual holdings in the financials and information technology sectors detracted most notably from the Fund’s relative performance. Overweight exposure to the consumer discretionary sector and underweight exposure to the information technology sector further undermined relative performance. During the same period, the Fund’s relative performance benefited from security selection in the consumer discretionary, energy and industrials sectors.

MacKay Shields

MacKay Shields subadvised the Fund from April 1, 2019, through October 31, 2019. During this portion of the reporting period, the Fund underperformed its primary benchmark, the Russell 2000® Index, largely due to stock selection in the real estate, communication services and consumer discretionary sectors, exacerbated by negative allocation effects.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Epoch

Investments in the consumer discretionary, energy and industrials sectors contributed positively to the Fund’s relative performance for the portion of the reporting period during which Epoch subadvised the Fund. (Contributions take weightings and total returns into account.) Investments in the financials, information technology and real estate sectors detracted from relative performance.

MacKay Shields

The most positive contributors to the Fund’s relative performance for the portion of the reporting period during which MacKay subadvised the Fund included the consumer staples, information technology and energy sectors. Conversely, the weakest contributing sectors were real estate, communication services and financials.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Epoch

For that portion of the reporting period during which Epoch subadvised the Fund, the Fund’s holdings in residential construction firm LGI Homes rose sharply after the company reported home closings for December 2018 that were better than expected, and provided positive guidance for 2019. Shares of organic light-emitting diode (OLED) display maker Universal Display rose after the company increased its guidance for 2019 sales growth. Among notable detractors, shares of Internet-based postage provider Stamps.com declined after the company announced its intent to end its exclusive partnership with the U.S. Postal Service as part of a strategic initiative to seek contractual arrangements with Amazon, FedEx, UPS and DHL. Shares in fitness program provider Tivity lost ground after the company agreed to purchase Nutrisystem, an acquisition we viewed as a poor strategic choice, leading us to sell the Fund’s position.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

MacKay Shields

For that portion of the reporting period during which MacKay subadvised the Fund, the individual stocks that made the strongest positive contributions to the Fund’s absolute performance included pharmaceuticals company Array BioPharma, power equipment manufacturer Generac Holdings and building materials manufacturer Builders FirstSource. The stocks that detracted the most included oilfield services company ProPetro Holding, coal & mining company Peabody Energy, and developer & publisher of online games Glu Mobile.

What were some of the Fund’s largest purchases and sales during the reporting period?

Epoch

For that portion of the reporting period during which Epoch subadvised the Fund, the Fund’s largest purchases included shares in fast-growing mid-market HVAC installer Comfort Systems USA and in domestic oil and gas producer Magnolia Oil & Gas. Significant sales included biotechnology developer Bio-Techne, which reached the Fund’s price target, and semiconductor maker Inphi, which declined in concert with a general sell-off in semiconductor stocks and a U.S. government ban prohibiting select technology component sales to China.

MacKay Shields

For that portion of the reporting period during which MacKay subadvised the Fund, the Fund made its largest initial purchase in insurance firm Essent Group, and its largest increased purchase in electricity provider Portland General Electric. Over the same period, the Fund sold its full position in energy provider New Jersey Resources, while its most significantly reduced position size was in battery manufacturer EnerSys.

How did the Fund’s sector weightings change during the reporting period?

Epoch

Relative to the Russell 2500™ Index, from November 1, 2018, through March 31, 2019, the Fund increased its exposure to the health care and materials sectors, and decreased its exposure to the financials and industrials sectors.

MacKay Shields

From April 1, 2019, through October 31, 2019, the Fund made its largest sector increases relative to the Russell 2000® Index in information technology and consumer discretionary, and its largest sector decreases relative to the benchmark in communication services and financials.

How was the Fund positioned at the end of the reporting period?

MacKay Shields

As of October 31, 2019, the Fund’s most overweight sector positions relative to the Russell 2000® Index included health care and consumer discretionary, while its most underweight positions were in the financials and communication services sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Small Cap Core Fund

Portfolio of Investments October 31, 2019

	Shares	Value
Common Stocks 98.9%†
Aerospace & Defense 1.7%
AAR Corp.	25,200	$1,052,100
Aerojet Rocketdyne Holdings, Inc. (a)	7,200	311,256
Ducommun, Inc. (a)	23,536	1,166,915
Mercury Systems, Inc. (a)	15,400	1,134,364
Moog, Inc., Class A	13,000	1,088,230
Vectrus, Inc. (a)	25,403	1,161,171

		5,914,036

Air Freight & Logistics 0.0%‡
Radiant Logistics, Inc. (a)	12,500	67,375

Airlines 0.1%
Hawaiian Holdings, Inc.	3,200	91,552
SkyWest, Inc.	2,900	172,695

		264,247

Auto Components 0.4%
Adient PLC	34,800	737,412
Dana, Inc.	32,200	522,606

		1,260,018

Automobiles 0.1%
Winnebago Industries, Inc.	6,500	312,455

Banks 7.9%
Amerant Bancorp, Inc. (a)(b)	2,700	53,055
Bancorp, Inc. (a)	108,755	1,185,429
Bank of Commerce Holdings	200	2,244
BayCom Corp. (a)	5,802	122,654
BCB Bancorp, Inc.	23,917	308,529
Boston Private Financial Holdings, Inc.	16,800	189,000
Bridge Bancorp, Inc.	18,174	588,838
Cadence Bancorp	82,900	1,275,002
Capstar Financial Holdings, Inc.	8,700	147,117
Century Bancorp, Inc., Class A	6,165	536,417
Civista Bancshares, Inc.	20,929	470,484
ConnectOne Bancorp, Inc.	25,300	614,284
Customers Bancorp, Inc. (a)	52,978	1,249,221
Eagle Bancorp, Inc.	15,600	704,184
Esquire Financial Holdings, Inc. (a)	400	9,720
Farmers National Banc Corp.	15,363	229,216
Financial Institutions, Inc.	34,231	1,075,880
First BanCorp	8,400	88,368
First Business Financial Services, Inc.	13,699	333,160
First Financial Northwest, Inc.	13,029	184,360
First Foundation, Inc.	73,360	1,174,494
First Internet Bancorp	32,556	740,323
First Merchants Corp.	4,200	166,110
First Midwest Bancorp, Inc.	70,273	1,443,407
First Northwest Bancorp	4,800	84,336
First of Long Island Corp.	24,385	571,584

	Shares	Value
Banks (continued)
Flushing Financial Corp.	27,053	$585,427
Franklin Financial Network, Inc.	27,895	928,067
Great Southern Bancorp, Inc.	4,834	292,070
Hancock Whitney Corp.	42,500	1,657,500
Hanmi Financial Corp.	57,774	1,112,150
IberiaBank Corp.	11,693	858,149
Investar Holding Corp.	3,200	79,392
Lakeland Bancorp, Inc.	5,900	97,645
LCNB Corp.	3,600	65,088
Level One Bancorp, Inc.	1,100	26,840
Mercantile Bank Corp.	400	14,084
Metropolitan Bank Holding Corp. (a)	14,803	635,641
MidWestOne Financial Group, Inc.	15,403	502,061
Northeast Bank	6,223	133,234
OFG Bancorp	55,717	1,131,612
Orrstown Financial Services, Inc.	11,301	245,119
PCB Bancorp	14,566	243,689
Peapack-Gladstone Financial Corp.	27,408	800,314
Preferred Bank / Los Angeles CA	20,000	1,066,200
QCR Holdings, Inc.	1,400	56,812
RBB Bancorp	38,286	771,080
Renasant Corp.	9,500	329,650
Republic Bancorp, Inc., Class A	11,531	512,784
Sandy Spring Bancorp, Inc.	1,100	37,950
SB One Bancorp	4,300	94,944
SmartFinancial, Inc. (a)	17,064	359,197
TriState Capital Holdings, Inc. (a)	14,906	344,627
WesBanco, Inc.	36,237	1,362,149

		27,890,891

Beverages 0.8%
Boston Beer Co., Inc., Class A (a)	4,000	1,497,840
Coca-Cola Consolidated, Inc.	4,418	1,212,123
Craft Brew Alliance, Inc. (a)	5,622	40,984

		2,750,947

Biotechnology 7.2%
ACADIA Pharmaceuticals, Inc. (a)	22,172	940,315
Acceleron Pharma, Inc. (a)	17,920	804,070
Aimmune Therapeutics, Inc. (a)	16,012	445,454
Amicus Therapeutics, Inc. (a)	83,201	701,384
AnaptysBio, Inc. (a)	9,731	367,053
Arena Pharmaceuticals, Inc. (a)	13,189	642,502
Arrowhead Pharmaceuticals, Inc. (a)	23,426	938,211
Atara Biotherapeutics, Inc. (a)	20,639	225,378
Audentes Therapeutics, Inc. (a)	16,241	436,883
Biohaven Pharmaceutical Holding Co., Ltd. (a)	10,200	468,384
Blueprint Medicines Corp. (a)	11,769	810,178
Editas Medicine, Inc. (a)	21,534	448,769
Emergent BioSolutions, Inc. (a)	10,537	602,295
Enanta Pharmaceuticals, Inc. (a)	6,583	400,773
FibroGen, Inc. (a)	19,547	765,265

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Biotechnology (continued)
Global Blood Therapeutics, Inc. (a)	14,554	$697,864
Halozyme Therapeutics, Inc. (a)	51,523	789,332
Heron Therapeutics, Inc. (a)	24,251	515,334
Immunomedics, Inc. (a)	42,091	673,456
Insmed, Inc. (a)	27,936	519,330
Intercept Pharmaceuticals, Inc. (a)(b)	7,665	557,859
Invitae Corp. (a)	25,000	402,750
Iovance Biotherapeutics, Inc. (a)	29,320	619,532
Ironwood Pharmaceuticals, Inc. (a)	44,172	443,487
Ligand Pharmaceuticals, Inc. (a)	4,683	509,557
Madrigal Pharmaceuticals, Inc. (a)	3,867	357,427
Medicines Co. (a)(b)	16,400	860,836
Mirati Therapeutics, Inc. (a)	6,800	640,424
Momenta Pharmaceuticals, Inc. (a)	31,617	489,431
Myriad Genetics, Inc. (a)	17,113	576,195
Natera, Inc. (a)	14,000	539,280
OPKO Health, Inc. (a)(b)	143,169	203,300
Portola Pharmaceuticals, Inc. (a)	21,852	631,741
Prothena Corp. PLC (a)	38,095	346,664
PTC Therapeutics, Inc. (a)	17,783	727,147
Radius Health, Inc. (a)	18,006	512,091
REGENXBIO, Inc. (a)	10,412	371,604
Repligen Corp. (a)	12,937	1,028,362
Retrophin, Inc. (a)	26,473	317,676
Sangamo Therapeutics, Inc. (a)	38,133	345,104
Spark Therapeutics, Inc. (a)	8,087	882,858
Spectrum Pharmaceuticals, Inc. (a)	40,997	318,137
Ultragenyx Pharmaceutical, Inc. (a)	15,236	611,573
Vanda Pharmaceuticals, Inc. (a)	19,222	259,689
Xencor, Inc. (a)	13,343	456,464

		25,201,418

Building Products 2.1%
Advanced Drainage Systems, Inc.	13,500	499,770
American Woodmark Corp. (a)	13,700	1,358,492
Builders FirstSource, Inc. (a)	67,000	1,514,870
Patrick Industries, Inc. (a)	24,239	1,197,649
Quanex Building Products Corp.	48,072	927,309
Universal Forest Products, Inc.	34,300	1,727,348

		7,225,438

Capital Markets 1.1%
Ashford, Inc. (a)	1	19
Donnelley Financial Solutions, Inc. (a)	10,600	119,780
Federated Investors, Inc., Class B	49,500	1,581,030
GAIN Capital Holdings, Inc.	6,300	26,586
GAMCO Investors, Inc., Class A	1,300	20,488
INTL FCStone, Inc. (a)	27,919	1,116,760
Ladenburg Thalmann Financial Services, Inc.	129,800	293,348
Silvercrest Asset Management Group, Inc.	600	7,212

	Shares	Value
Capital Markets (continued)
Waddell & Reed Financial, Inc., Class A	34,600	$572,976

		3,738,199

Chemicals 1.5%
AdvanSix, Inc. (a)	45,920	1,045,139
FutureFuel Corp.	12,286	151,486
Hawkins, Inc.	9,539	407,792
Koppers Holdings, Inc. (a)	1,300	41,730
Kraton Corp. (a)	18,400	412,528
Stepan Co.	7,766	758,894
Tredegar Corp.	56,603	1,125,268
Trinseo S.A.	30,873	1,312,103

		5,254,940

Commercial Services & Supplies 2.7%
ABM Industries, Inc.	20,682	754,066
ACCO Brands Corp.	16,800	153,720
Herman Miller, Inc.	32,457	1,509,251
HNI Corp.	6,000	228,000
Kimball International, Inc., Class B	28,100	572,116
Knoll, Inc.	48,200	1,288,868
LSC Communications, Inc.	9,800	9,555
McGrath RentCorp.	7,000	534,170
Quad/Graphics, Inc.	34,100	154,473
R.R. Donnelley & Sons Co.	247,151	1,077,578
Steelcase, Inc., Class A	72,228	1,261,823
Tetra Tech, Inc.	10,600	927,182
Viad Corp.	19,100	1,165,482

		9,636,284

Communications Equipment 1.0%
CalAmp Corp. (a)	5,983	67,129
Clearfield, Inc. (a)	100	1,233
Comtech Telecommunications Corp.	3,900	136,305
Extreme Networks, Inc. (a)	134,300	864,892
InterDigital, Inc.	2,500	134,075
NetScout Systems, Inc. (a)	52,614	1,274,311
Viavi Solutions, Inc. (a)	57,691	920,749

		3,398,694

Construction & Engineering 2.1%
Comfort Systems USA, Inc.	6,400	322,624
EMCOR Group, Inc.	21,700	1,903,307
Great Lakes Dredge & Dock Corp. (a)	106,363	1,143,402
IES Holdings, Inc. (a)	1,900	36,860
MasTec, Inc. (a)	26,100	1,642,734
MYR Group, Inc. (a)	34,835	1,198,672
Sterling Construction Co., Inc. (a)	70,526	1,145,695

		7,393,294

Construction Materials 0.3%
U.S. Concrete, Inc. (a)	21,200	1,107,912

12	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Consumer Finance 0.6%
CURO Group Holdings Corp. (a)	7,800	$109,122
Elevate Credit, Inc. (a)	52,657	215,367
Enova International, Inc. (a)	53,468	1,255,963
EZCORP, Inc., Class A (a)	23,934	125,893
FirstCash, Inc.	4,200	354,438

		2,060,783

Containers & Packaging 0.0%‡
UFP Technologies, Inc. (a)	600	24,966

Distributors 0.4%
Core-Mark Holding Co., Inc.	42,816	1,306,744
Weyco Group, Inc.	300	7,401

		1,314,145

Diversified Consumer Services 0.9%
Career Education Corp. (a)	44,100	624,456
Carriage Services, Inc.	2,000	51,520
Collectors Universe, Inc.	10,400	298,064
K12, Inc. (a)	38,918	770,187
Laureate Education, Inc., Class A (a)	60,767	939,154
Select Interior Concepts, Inc., Class A (a)	51,700	592,482

		3,275,863

Diversified Financial Services 0.2%
Cannae Holdings, Inc. (a)	29,449	859,911
Marlin Business Services Corp.	300	7,122

		867,033

Diversified Telecommunication Services 0.1%
ATN International, Inc.	649	38,440
IDT Corp., Class B (a)	54,400	370,464

		408,904

Electric Utilities 0.8%
Genie Energy, Ltd., Class B	12,700	94,615
Portland General Electric Co.	33,772	1,920,951
Spark Energy, Inc., Class A (b)	96,064	919,333

		2,934,899

Electrical Equipment 1.1%
American Superconductor Corp. (a)	22,500	176,175
Atkore International Group, Inc. (a)	40,124	1,392,303
AZZ, Inc.	7,859	304,851
Encore Wire Corp.	21,635	1,215,887
EnerSys	600	40,116
Powell Industries, Inc.	21,700	849,772
Preformed Line Products Co.	967	52,798

		4,031,902

Electronic Equipment, Instruments & Components 4.3%
Anixter International, Inc. (a)	5,772	477,633
AVX Corp.	2,100	32,172

	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Belden, Inc.	23,434	$1,201,696
Benchmark Electronics, Inc.	35,090	1,189,551
ePlus, Inc. (a)	13,967	1,091,242
II-VI, Inc. (a)	4,200	139,230
Insight Enterprises, Inc. (a)	21,592	1,325,317
Itron, Inc. (a)	17,400	1,326,924
Kimball Electronics, Inc. (a)	3,300	49,038
Methode Electronics, Inc.	18,100	622,640
OSI Systems, Inc. (a)	11,925	1,183,437
PC Connection, Inc.	5,892	287,765
Plexus Corp. (a)	6,773	500,796
Rogers Corp. (a)	2,100	284,508
Sanmina Corp. (a)	40,273	1,237,589
Tech Data Corp. (a)	14,241	1,730,281
TTM Technologies, Inc. (a)	90,042	1,054,392
Vishay Intertechnology, Inc.	72,702	1,464,945

		15,199,156

Energy Equipment & Services 0.8%
Exterran Corp. (a)	40,700	515,669
FTS International, Inc. (a)	12,500	19,000
Matrix Service Co. (a)	58,085	1,089,675
NexTier Oilfield Solutions, Inc. (a)	142,000	613,438
ProPetro Holding Corp. (a)	53,344	413,416

		2,651,198

Entertainment 0.0%‡
Rosetta Stone, Inc. (a)	1,500	28,740

Equity Real Estate Investment Trusts 6.3%
Alexander’s, Inc.	1,700	587,180
American Assets Trust, Inc.	30,100	1,473,696
Bluerock Residential Growth REIT, Inc.	5,600	67,312
Braemar Hotels & Resorts, Inc.	42,297	390,401
BRT Apartments Corp.	1,900	31,730
City Office REIT, Inc.	18,000	243,720
Corepoint Lodging, Inc.	35,195	346,671
EastGroup Properties, Inc.	14,383	1,926,603
First Industrial Realty Trust, Inc.	11,500	484,265
Franklin Street Properties Corp.	7,800	67,080
GEO Group, Inc.	85,238	1,297,322
Gladstone Commercial Corp.	27,100	638,476
Global Net Lease, Inc.	16,700	325,316
Industrial Logistics Properties Trust	6,500	138,060
Lexington Realty Trust	136,951	1,490,027
NexPoint Residential Trust, Inc.	24,500	1,194,865
Preferred Apartment Communities, Inc., Class A	1,624	23,256
PS Business Parks, Inc.	9,121	1,646,797
QTS Realty Trust, Inc., Class A	7,600	407,284
Retail Value, Inc.	17,800	651,658
Rexford Industrial Realty, Inc.	7,200	346,248

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts (continued)
Ryman Hospitality Properties, Inc.	18,900	$1,590,813
Sabra Health Care REIT, Inc.	39,000	959,400
Saul Centers, Inc.	1,100	58,894
Senior Housing Properties Trust	110,900	1,100,682
Summit Hotel Properties, Inc.	104,700	1,283,622
Sunstone Hotel Investors, Inc.	114,398	1,545,517
Uniti Group, Inc.	91,600	633,872
Urstadt Biddle Properties, Inc., Class A	2,900	70,557
Xenia Hotels & Resorts, Inc.	45,600	959,880

		21,981,204

Food & Staples Retailing 0.7%
Ingles Markets, Inc., Class A	6,300	248,409
Natural Grocers by Vitamin Cottage, Inc. (a)	46,040	403,771
Performance Food Group Co. (a)	41,553	1,770,573

		2,422,753

Food Products 1.2%
Farmer Brothers Co. (a)	100	1,283
Fresh Del Monte Produce, Inc.	28,200	899,580
J&J Snack Foods Corp.	1,800	343,368
John B. Sanfilippo & Son, Inc.	12,050	1,278,746
Sanderson Farms, Inc.	6,800	1,052,708
Seneca Foods Corp., Class A (a)	10,067	356,170
Simply Good Foods Co. (a)	5,500	134,970

		4,066,825

Gas Utilities 0.2%
Chesapeake Utilities Corp.	1,800	170,640
Southwest Gas Holdings, Inc.	7,100	619,830

		790,470

Health Care Equipment & Supplies 5.2%
Accuray, Inc. (a)	76,744	199,534
AngioDynamics, Inc. (a)	17,000	260,100
Cardiovascular Systems, Inc. (a)	6,200	276,024
CONMED Corp.	15,300	1,683,306
CryoLife, Inc. (a)	3,400	76,330
Cutera, Inc. (a)	34,700	1,093,050
Globus Medical, Inc., Class A (a)	21,100	1,105,007
Haemonetics Corp. (a)	14,700	1,774,731
Integer Holdings Corp. (a)	19,274	1,492,579
Invacare Corp.	50,900	392,948
Lantheus Holdings, Inc. (a)	60,305	1,257,359
Meridian Bioscience, Inc.	19,191	187,880
Merit Medical Systems, Inc. (a)	600	12,393
Natus Medical, Inc. (a)	37,100	1,249,528
Novocure, Ltd. (a)	15,173	1,086,994
NuVasive, Inc. (a)	24,854	1,753,201
Orthofix Medical, Inc. (a)	22,800	958,284
RTI Surgical Holdings, Inc. (a)	28,432	62,550
SeaSpine Holdings Corp. (a)	26,683	369,293

	Shares	Value
Health Care Equipment & Supplies (continued)
Surmodics, Inc. (a)	9,500	$451,345
Tandem Diabetes Care, Inc. (a)	17,900	1,102,282
Varex Imaging Corp. (a)	42,000	1,260,420

		18,105,138

Health Care Providers & Services 1.6%
Corvel Corp. (a)	1,900	150,328
Cross Country Healthcare, Inc. (a)	33,200	358,892
Hanger, Inc. (a)	28,400	642,124
Magellan Health, Inc. (a)	9,300	603,570
National Healthcare Corp.	2,300	189,014
Pennant Group, Inc. (a)	3,780	68,002
Providence Service Corp. (a)	5,100	325,737
R1 RCM, Inc. (a)	73,800	784,494
RadNet, Inc. (a)	68,106	1,063,816
Select Medical Holdings Corp. (a)	25,300	460,966
Tenet Healthcare Corp. (a)	32,500	823,550

		5,470,493

Health Care Technology 1.4%
Computer Programs & Systems, Inc.	14,250	328,747
HealthStream, Inc. (a)	30,926	867,784
HMS Holdings Corp. (a)	45,659	1,492,593
NextGen Healthcare, Inc. (a)	53,535	905,009
Omnicell, Inc. (a)	21,321	1,500,785

		5,094,918

Hotels, Restaurants & Leisure 1.3%
BBX Capital Corp.	5,100	22,797
Bloomin’ Brands, Inc.	19,400	384,314
Century Casinos, Inc. (a)	30,800	227,612
Chuy’s Holdings, Inc. (a)	10,600	258,322
Cracker Barrel Old Country Store, Inc. (b)	7,200	1,119,600
Everi Holdings, Inc. (a)	110,478	1,111,409
Habit Restaurants, Inc., Class A (a)	3,703	38,919
J. Alexander’s Holdings, Inc. (a)	29,714	286,740
Lindblad Expeditions Holdings, Inc. (a)	1,800	28,332
RCI Hospitality Holdings, Inc.	6,300	118,125
SeaWorld Entertainment, Inc. (a)	8,000	211,360
Texas Roadhouse, Inc.	11,415	644,947
Wingstop, Inc.	3,200	266,976

		4,719,453

Household Durables 3.8%
Bassett Furniture Industries, Inc.	2,000	30,500
Beazer Homes USA, Inc. (a)	71,000	1,065,710
Flexsteel Industries, Inc.	4,754	78,774
Installed Building Products, Inc. (a)	20,300	1,323,966
KB Home	44,200	1,577,498
M/I Homes, Inc. (a)	30,500	1,347,490
MDC Holdings, Inc.	31,700	1,227,107
Meritage Homes Corp. (a)	20,500	1,477,845
Skyline Champion Corp. (a)	43,300	1,222,359

14	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Household Durables (continued)
Taylor Morrison Home Corp. (a)	57,100	$1,430,355
TopBuild Corp. (a)	15,900	1,652,487
TRI Pointe Group, Inc. (a)	10,100	158,974
Universal Electronics, Inc. (a)	14,400	750,528

		13,343,593

Household Products 0.4%
Central Garden & Pet Co., Class A (a)	43,900	1,241,492

Independent Power & Renewable Electricity Producers 0.4%
Atlantic Power Corp. (a)	154,015	358,855
Ormat Technologies, Inc.	15,300	1,171,368

		1,530,223

Insurance 3.1%
American Equity Investment Life Holding Co.	57,735	1,424,900
Argo Group International Holdings, Ltd.	20,075	1,242,040
Crawford & Co.
Class A	18,300	193,797
Class B	3,729	34,680
Donegal Group, Inc., Class A	1,300	19,136
Employers Holdings, Inc.	23,504	995,159
FedNat Holding Co.	3,886	55,764
Genworth Financial, Inc., Class A (a)	328,794	1,407,238
Hallmark Financial Services, Inc. (a)	57,368	1,022,298
Heritage Insurance Holdings, Inc.	19,291	256,956
National General Holdings Corp.	57,712	1,230,420
Prosight Global, Inc. (a)	3,300	52,338
Selective Insurance Group, Inc.	22,200	1,534,464
State Auto Financial Corp.	500	16,545
Stewart Information Services Corp.	28,762	1,176,941
Tiptree, Inc.	14,879	109,361
Universal Insurance Holdings, Inc.	4,200	113,862

		10,885,899

Interactive Media & Services 0.4%
DHI Group, Inc. (a)	163,700	592,594
Liberty TripAdvisor Holdings, Inc., Class A (a)	4,433	42,778
Travelzoo (a)	52,740	533,729
Yelp, Inc. (a)	3,300	113,883

		1,282,984

Internet & Direct Marketing Retail 0.5%
1-800-Flowers.com, Inc., Class A (a)	77,250	1,101,585
Lands’ End, Inc. (a)	24,190	291,973
Rubicon Project, Inc. (a)	49,100	417,350

		1,810,908

IT Services 1.9%
Brightcove, Inc. (a)	29,600	281,496
Cardtronics PLC, Class A (a)	18,864	646,281
CSG Systems International, Inc.	2,800	161,392

	Shares	Value
IT Services (continued)
Endurance International Group Holdings, Inc. (a)	24,400	$95,648
EVERTEC, Inc.	7,961	243,527
KBR, Inc.	39,700	1,117,952
LiveRamp Holdings, Inc. (a)	5,700	222,813
MAXIMUS, Inc.	11,205	859,872
Perficient, Inc. (a)	21,161	829,511
Perspecta, Inc.	47,783	1,268,161
Science Applications International Corp.	7,500	619,650
Sykes Enterprises, Inc. (a)	5,025	155,247
TTEC Holdings, Inc.	1,720	81,476
Unisys Corp. (a)	12,700	130,302

		6,713,328

Leisure Products 0.3%
Malibu Boats, Inc., Class A (a)	14,200	463,204
MasterCraft Boat Holdings, Inc. (a)	31,000	488,250

		951,454

Life Sciences Tools & Services 0.8%
Medpace Holdings, Inc. (a)	18,013	1,326,297
Syneos Health, Inc. (a)	30,224	1,515,734

		2,842,031

Machinery 3.2%
Blue Bird Corp. (a)	5,374	105,008
Commercial Vehicle Group, Inc. (a)	144,281	1,051,808
EnPro Industries, Inc.	18,400	1,279,720
L.B. Foster Co., Class A (a)	41,736	759,595
Lydall, Inc. (a)	15,200	297,464
Meritor, Inc. (a)	65,830	1,450,235
Miller Industries, Inc.	24,649	886,132
Mueller Industries, Inc.	45,184	1,390,312
Navistar International Corp. (a)	44,300	1,385,704
Park-Ohio Holdings Corp.	23,473	722,029
Spartan Motors, Inc.	34,300	599,221
SPX Corp. (a)	1,400	63,756
TriMas Corp. (a)	6,179	199,705
Wabash National Corp.	80,426	1,146,875

		11,337,564

Marine 0.2%
Costamare, Inc.	13,100	102,966
Matson, Inc.	16,800	641,424

		744,390

Media 0.4%
Central European Media Enterprises, Ltd., Class A (a)	95,500	428,317
Entravision Communications Corp., Class A	148,028	420,400
Fluent, Inc. (a)	71,100	165,663
Lee Enterprises, Inc. (a)	37,900	68,599
Marchex, Inc., Class B (a)	9,100	30,121
Scholastic Corp.	6,700	257,950

		1,371,050

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Metals & Mining 0.7%
Materion Corp.	13,300	$755,972
Olympic Steel, Inc.	6,100	91,378
Ryerson Holding Corp. (a)	28,100	244,189
Schnitzer Steel Industries, Inc., Class A	53,879	1,149,778
Warrior Met Coal, Inc.	5,900	114,932

		2,356,249

Mortgage Real Estate Investment Trusts 0.3%
PennyMac Mortgage Investment Trust	40,435	925,557

Oil, Gas & Consumable Fuels 2.5%
Adams Resources & Energy, Inc.	383	11,490
Amplify Energy Corp.	56,952	412,902
Clean Energy Fuels Corp. (a)	29,840	67,140
CVR Energy, Inc.	28,033	1,329,325
Delek U.S. Holdings, Inc.	40,632	1,623,248
Hallador Energy Co.	44,506	149,763
NACCO Industries, Inc., Class A	3,525	178,013
Nordic American Tankers, Ltd.	148,100	530,198
Overseas Shipholding Group, Inc., Class A (a)	69,651	113,531
Par Pacific Holdings, Inc. (a)	36,262	821,334
PDC Energy, Inc. (a)	19,900	397,005
Peabody Energy Corp.	33,233	349,943
REX American Resources Corp. (a)	4,201	339,945
Sandridge Energy, Inc. (a)	80,182	351,197
Teekay Tankers, Ltd., Class A (a)	328,200	669,528
World Fuel Services Corp.	37,500	1,566,375

		8,910,937

Personal Products 0.2%
e.l.f. Beauty, Inc. (a)	19,400	325,920
LifeVantage Corp. (a)	20,100	272,556
Nature’s Sunshine Products, Inc. (a)	2,900	27,376

		625,852

Pharmaceuticals 2.2%
Akorn, Inc. (a)	162,600	811,374
Amneal Pharmaceuticals, Inc. (a)	70,700	217,756
Amphastar Pharmaceuticals, Inc. (a)	57,736	1,115,171
ANI Pharmaceuticals, Inc. (a)	2,314	180,747
Assertio Therapeutics, Inc. (a)	55,300	43,692
BioDelivery Sciences International, Inc. (a)	212,100	1,225,938
Endo International PLC (a)	38,978	178,909
Lannett Co., Inc. (a)(b)	42,500	505,325
Osmotica Pharmaceuticals PLC (a)	2,600	11,518
Pacira BioSciences, Inc. (a)	33,488	1,355,929
Phibro Animal Health Corp., Class A	43,992	1,054,048
Reata Pharmaceuticals, Inc., Class A (a)	600	123,648
Siga Technologies, Inc. (a)	131,307	728,754

		7,552,809

	Shares	Value
Professional Services 1.0%
Barrett Business Services, Inc.	12,907	$1,132,331
BG Staffing, Inc.	12,072	230,937
Heidrick & Struggles International, Inc.	33,152	943,506
Kelly Services, Inc., Class A	23,846	572,543
Kforce, Inc.	3,236	132,385
TriNet Group, Inc. (a)	1,900	100,681
TrueBlue, Inc. (a)	19,087	437,092

		3,549,475

Real Estate Management & Development 0.8%
Altisource Portfolio Solutions S.A. (a)(b)	45,564	811,039
Marcus & Millichap, Inc. (a)	9,679	345,734
Realogy Holdings Corp. (b)	63,900	503,532
RMR Group, Inc., Class A	24,609	1,191,076

		2,851,381

Road & Rail 0.2%
ArcBest Corp.	26,300	759,807
Universal Logistics Holdings, Inc.	1,600	30,168

		789,975

Semiconductors & Semiconductor Equipment 2.4%
Advanced Energy Industries, Inc. (a)	15,007	886,914
Alpha & Omega Semiconductor, Ltd. (a)	8,100	105,786
Ambarella, Inc. (a)	2,100	110,523
Amkor Technology, Inc. (a)	17,024	211,608
Cabot Microelectronics Corp.	200	30,224
CEVA, Inc. (a)	1,900	51,718
Cirrus Logic, Inc. (a)	26,359	1,791,358
Diodes, Inc. (a)	5,559	259,327
Enphase Energy, Inc. (a)(b)	8,200	159,326
Ichor Holdings, Ltd. (a)	38,276	1,114,214
Inphi Corp. (a)	7,800	560,664
Lattice Semiconductor Corp. (a)	19,046	373,111
NeoPhotonics Corp. (a)	1,500	9,870
Onto Innovation, Inc. (a)	1,122	36,128
Photronics, Inc. (a)	88,537	1,044,737
Rambus, Inc. (a)	18,757	259,691
Silicon Laboratories, Inc. (a)	1,400	148,736
Smart Global Holdings, Inc. (a)	33,100	983,070
Synaptics, Inc. (a)	4,209	177,241
Ultra Clean Holdings, Inc. (a)	1,200	25,644
Xperi Corp.	4,200	85,281

		8,425,171

Software 5.1%
ACI Worldwide, Inc. (a)	49,190	1,544,074
Agilysys, Inc. (a)	2,600	65,494
Alarm.com Holdings, Inc. (a)	5,946	293,732
American Software, Inc., Class A	1,200	19,452
Avaya Holdings Corp. (a)	47,329	572,208
Blackbaud, Inc.	10,687	897,174
Blackline, Inc. (a)	26,556	1,241,227

16	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Software (continued)
ChannelAdvisor Corp. (a)	4,700	$44,227
CommVault Systems, Inc. (a)	12,201	606,024
Cornerstone OnDemand, Inc. (a)	25,719	1,506,362
Digital Turbine, Inc. (a)	3,200	22,368
Ebix, Inc. (b)	25,939	1,105,780
Five9, Inc. (a)	14,976	831,318
j2 Global, Inc.	17,864	1,696,365
MicroStrategy, Inc., Class A (a)	7,478	1,146,004
Model N, Inc. (a)	1,400	41,706
OneSpan, Inc. (a)	1,300	24,323
Progress Software Corp.	30,706	1,224,555
Qualys, Inc. (a)	4,500	383,985
Rimini Street, Inc. (a)	2,000	7,820
SPS Commerce, Inc. (a)	24,508	1,293,287
Synchronoss Technologies, Inc. (a)	3,300	19,800
Telaria, Inc. (a)	84,830	642,163
TiVo Corp.	135,700	1,104,598
Upland Software, Inc. (a)	4,061	152,206
Verint Systems, Inc. (a)	12,156	551,761
Workiva, Inc. (a)	13,927	580,338
Zix Corp. (a)	43,490	287,469

		17,905,820

Specialty Retail 4.2%
Aaron’s, Inc.	11,700	876,681
America’s Car-Mart, Inc. (a)	6,100	555,039
Asbury Automotive Group, Inc. (a)	13,800	1,423,194
Barnes & Noble Education, Inc. (a)	82,900	340,719
Citi Trends, Inc.	10,700	190,995
Group 1 Automotive, Inc.	14,200	1,412,048
Hibbett Sports, Inc. (a)	47,400	1,130,964
Hudson, Ltd., Class A (a)	700	8,694
Lithia Motors, Inc., Class A	11,600	1,826,768
Murphy USA, Inc. (a)	16,746	1,974,856
Office Depot, Inc.	275,965	568,488
Rent-A-Center, Inc.	46,871	1,212,552
RH (a)	1,500	272,550
Sonic Automotive, Inc., Class A	38,100	1,227,963
Sportsman’s Warehouse Holdings, Inc. (a)	22,500	153,225
Tilly’s, Inc., Class A	51,500	528,390
Zumiez, Inc. (a)	33,300	1,062,603

		14,765,729

Technology Hardware, Storage & Peripherals 0.1%
AstroNova, Inc.	1,000	15,860
Avid Technology, Inc. (a)	3,308	22,346
Diebold Nixdorf, Inc. (a)	35,200	246,400

		284,606

Textiles, Apparel & Luxury Goods 0.9%
Crocs, Inc. (a)	1,900	66,481
Deckers Outdoor Corp. (a)	11,623	1,777,157

	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Delta Apparel, Inc. (a)	1,400	$34,930
Fossil Group, Inc. (a)	600	6,528
Rocky Brands, Inc.	30,745	855,018
Vera Bradley, Inc. (a)	35,208	378,838

		3,118,952

Thrifts & Mortgage Finance 2.8%
Bridgewater Bancshares, Inc. (a)	21,034	264,818
Dime Community Bancshares, Inc.	49,512	955,086
Essent Group, Ltd.	36,700	1,911,703
Federal Agricultural Mortgage Corp., Class C	7,200	609,768
Flagstar Bancorp, Inc.	31,998	1,162,807
FS Bancorp, Inc.	8,253	472,484
Luther Burbank Corp.	44,136	510,654
Merchants Bancorp	11,400	186,162
NMI Holdings, Inc., Class A (a)	47,782	1,397,624
OP Bancorp	4,000	39,200
Radian Group, Inc.	68,807	1,727,056
Riverview Bancorp, Inc.	9,000	64,710
Sterling Bancorp, Inc.	29,122	282,192
Territorial Bancorp, Inc.	7,145	211,206
WSFS Financial Corp.	2,300	96,991

		9,892,461

Tobacco 0.7%
Universal Corp.	23,060	1,263,688
Vector Group, Ltd.	105,919	1,292,212

		2,555,900

Trading Companies & Distributors 2.0%
BMC Stock Holdings, Inc. (a)	49,866	1,345,883
Foundation Building Materials, Inc. (a)	61,563	1,144,456
General Finance Corp. (a)	8,937	87,404
GMS, Inc. (a)	40,200	1,204,392
H&E Equipment Services, Inc.	25,300	858,682
Herc Holdings, Inc. (a)	27,700	1,226,002
Rush Enterprises, Inc., Class B	1,656	71,076
Titan Machinery, Inc. (a)	43,023	714,182
Veritiv Corp. (a)	23,095	315,016
Willis Lease Finance Corp. (a)	1,200	65,412

		7,032,505

Water Utilities 1.3%
American States Water Co.	17,489	1,663,729
Aquaventure Holdings, Ltd. (a)	13,310	261,142
Artesian Resources Corp., Class A	2,884	106,996
California Water Service Group	13,000	727,610
Consolidated Water Co., Ltd.	24,424	428,397
Global Water Resources, Inc.	1,500	18,375
Middlesex Water Co.	1,200	80,700
SJW Corp.	17,303	1,251,872

		4,538,821

Total Common Stocks (Cost $334,085,851)		347,002,107

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value
Exchange-Traded Fund 1.1%
iShares Russell 2000 ETF (b)	24,913	$3,872,726

Total Exchange-Traded Fund (Cost $3,716,354)		3,872,726

Short-Term Investments 0.8%
Affiliated Investment Company 0.0%‡
MainStay U.S. Government Liquidity Fund, 1.76% (c)	4,381	4,381

Unaffiliated Investment Company 0.8%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.75% (c)(d)	2,810,294	2,810,294

Total Short-Term Investments (Cost $2,814,675)		2,814,675

Total Investments (Cost $340,616,880)	100.8%	353,689,508
Other Assets, Less Liabilities	(0.8)	(2,844,470)
Net Assets	100.0%	$350,845,038
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of October 31, 2019, the aggregate market value of securities on loan was $8,083,186; the total market value of collateral held by the Fund was $8,295,696. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $5,485,402 (See Note 2(H)).

(c)	Current yield as of October 31, 2019.

(d)	Represents security purchased with cash collateral received for securities on loan.

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$347,002,107	$—	$—	$347,002,107
Exchange-Traded Fund	3,872,726	—	—	3,872,726
Short-Term Investments
Affiliated Investment Company	4,381	—	—	4,381
Unaffiliated Investment Company	2,810,294	—	—	2,810,294

Total Short-Term Investments	2,814,675	—	—	2,814,675

Total Investments in Securities	$353,689,508	$—	$—	$353,689,508

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

18	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $340,612,499) including securities on loan of $8,083,186	$353,685,127
Investment in affiliated investment company, at value (identified cost $4,381)	4,381
Receivables:
Investment securities sold	13,394,816
Dividends	144,690
Fund shares sold	93,820
Securities lending	1,937
Other assets	40,919

Total assets	367,365,690

Liabilities
Cash collateral received for securities on loan	2,810,294
Payables:
Investment securities purchased	13,109,394
Manager (See Note 3)	234,295
Fund shares redeemed	159,601
Transfer agent (See Note 3)	89,862
NYLIFE Distributors (See Note 3)	50,768
Shareholder communication	21,176
Custodian	20,646
Professional fees	17,384
Trustees	638
Accrued expenses	6,594

Total liabilities	16,520,652

Net assets	$350,845,038

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$14,207
Additional paid-in capital	340,672,392

340,686,599
Total distributable earnings (loss)	10,158,439

Net assets	$350,845,038

Class A
Net assets applicable to outstanding shares	$141,547,702

Shares of beneficial interest outstanding	5,756,778

Net asset value per share outstanding	$24.59
Maximum sales charge (5.50% of offering price)	1.43

Maximum offering price per share outstanding	$26.02

Investor Class
Net assets applicable to outstanding shares	$49,342,287

Shares of beneficial interest outstanding	2,049,706

Net asset value per share outstanding	$24.07
Maximum sales charge (5.50% of offering price)	1.40

Maximum offering price per share outstanding	$25.47

Class B
Net assets applicable to outstanding shares	$7,441,962

Shares of beneficial interest outstanding	356,816

Net asset value and offering price per share outstanding	$20.86

Class C
Net assets applicable to outstanding shares	$5,469,299

Shares of beneficial interest outstanding	262,384

Net asset value and offering price per share outstanding	$20.84

Class I
Net assets applicable to outstanding shares	$146,525,153

Shares of beneficial interest outstanding	5,759,983

Net asset value and offering price per share outstanding	$25.44

Class R1
Net assets applicable to outstanding shares	$64,726

Shares of beneficial interest outstanding	2,554

Net asset value and offering price per share outstanding	$25.34

Class R2
Net assets applicable to outstanding shares	$111,466

Shares of beneficial interest outstanding	4,556

Net asset value and offering price per share outstanding	$24.47

Class R3
Net assets applicable to outstanding shares	$342,443

Shares of beneficial interest outstanding	14,079

Net asset value and offering price per share outstanding	$24.32

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$6,443,207
Securities lending	176,110
Dividends-affiliated	157,536

Total income	6,776,853

Expenses
Manager (See Note 3)	3,506,067
Distribution/Service—Class A (See Note 3)	368,246
Distribution/Service—Investor Class (See Note 3)	122,734
Distribution/Service—Class B (See Note 3)	88,921
Distribution/Service—Class C (See Note 3)	93,352
Distribution/Service—Class R2 (See Note 3)	283
Distribution/Service—Class R3 (See Note 3)	1,334
Transfer agent (See Note 3)	652,339
Registration	118,924
Professional fees	86,465
Shareholder communication	73,056
Custodian	45,687
Trustees	10,639
Shareholder service (See Note 3)	444
Miscellaneous	26,385

Total expenses before waiver/reimbursement	5,194,876
Expense waiver/reimbursement from Manager (See Note 3)	(60,589)

Net expenses	5,134,287

Net investment income (loss)	1,642,566

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(3,656,329)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	8,634,669

Net realized and unrealized gain (loss) on investments	4,978,340

Net increase (decrease) in net assets resulting from operations	$6,620,906

(a)	Dividends recorded net of foreign withholding taxes in the amount of $10,955.

20	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,642,566	$1,573,739
Net realized gain (loss) on investments	(3,656,329)	79,197,490
Net change in unrealized appreciation (depreciation) on investments	8,634,669	(97,827,559)

Net increase (decrease) in net assets resulting from operations	6,620,906	(17,056,330)

Distributions to shareholders:
Class A	(22,158,344)	(13,520,226)
Investor Class	(6,953,040)	(4,820,459)
Class B	(1,704,580)	(1,390,715)
Class C	(2,258,032)	(1,642,585)
Class I	(42,922,944)	(26,598,717)
Class R1	(8,911)	(7,905)
Class R2	(19,726)	(11,491)
Class R3	(29,548)	(16,023)

Total distributions to shareholders	(76,055,125)	(48,008,121)

Capital share transactions:
Net proceeds from sale of shares	77,148,002	61,840,689
Net asset value of shares issued to shareholders in reinvestment of distributions	74,731,164	46,984,867
Cost of shares redeemed	(267,808,665)	(94,662,705)

Increase (decrease) in net assets derived from capital share transactions	(115,929,499)	14,162,851

Net increase (decrease) in net assets	(185,363,718)	(50,901,600)

Net Assets
Beginning of year	536,208,756	587,110,356

End of year	$350,845,038	$536,208,756

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019	2018	2017	2016	2015

Net asset value at beginning of year	$28.34	$31.91	$26.45	$26.35	$25.74

Net investment income (loss) (a)	0.07	0.06	0.03	0.22	0.05

Net realized and unrealized gain (loss) on investments	0.24	(0.98)	5.54	(0.09)	0.56

Total from investment operations	0.31	(0.92)	5.57	0.13	0.61

Less dividends and distributions:

From net investment income	(0.05)	—	(0.11)	(0.03)	—

From net realized gain on investments	(4.01)	(2.65)	—	—	—

Total dividends and distributions	(4.06)	(2.65)	(0.11)	(0.03)	—

Net asset value at end of year	$24.59	$28.34	$31.91	$26.45	$26.35

Total investment return (b)	1.41%	(3.48%)	21.09%	0.49%	2.37%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.27%	0.19%	0.10%	0.85%	0.21%

Net expenses (c)	1.25%	1.23%	1.24%	1.25%	1.25%

Portfolio turnover rate	205%	92%	60%	65%	39%

Net assets at end of year (in 000’s)	$141,548	$155,636	$163,350	$114,041	$124,244

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Investor Class	2019	2018	2017	2016		2015

Net asset value at beginning of year	$27.85	$31.48	$26.09	$26.05		$25.51

Net investment income (loss) (a)	(0.01)	(0.02)	(0.05)	0.14		(0.01)

Net realized and unrealized gain (loss) on investments	0.24	(0.96)	5.48	(0.10)		0.55

Total from investment operations	0.23	(0.98)	5.43	0.04		0.54

Less dividends and distributions:

From net investment income	—	—	(0.04)	—		—

From net realized gain on investments	(4.01)	(2.65)	—	—		—

Total dividends and distributions	(4.01)	(2.65)	(0.04)	—		—

Net asset value at end of year	$24.07	$27.85	$31.48	$26.09		$26.05

Total investment return (b)	1.09%	(3.74%)	20.82%	0.15%		2.12%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.05%)	(0.06%)	(0.16%)	0.57	%(c)	(0.05%)

Net expenses (d)	1.55%	1.49%	1.50%	1.52	%(e)	1.51%

Expenses (before waiver/reimbursement) (d)	1.64%	1.56%	1.50%	1.52	%(e)	1.51%

Portfolio turnover rate	205%	92%	60%	65%		39%

Net assets at end of year (in 000’s)	$49,342	$48,569	$57,488	$79,614		$84,482

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.56%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.53%.

22	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2019	2018	2017	2016		2015

Net asset value at beginning of year	$24.83	$28.54	$23.80	$23.94		$23.62

Net investment income (loss) (a)	(0.16)	(0.22)	(0.23)	(0.03)		(0.19)

Net realized and unrealized gain (loss) on investments	0.20	(0.84)	4.97	(0.11)		0.51

Total from investment operations	0.04	(1.06)	4.74	(0.14)		0.32

Less distributions:

From net realized gain on investments	(4.01)	(2.65)	—	—		—

Net asset value at end of year	$20.86	$24.83	$28.54	$23.80		$23.94

Total investment return (b)	0.35%	(4.46%)	19.92%	(0.58%)		1.35%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.74%)	(0.80%)	(0.86%)	(0.15	%)(c)	(0.79%)

Net expenses (d)	2.30%	2.24%	2.25%	2.27	% (e)	2.26%

Expenses (before waiver/reimbursement) (d)	2.39%	2.31%	2.25%	2.27	% (e)	2.26%

Portfolio turnover rate	205%	92%	60%	65%		39%

Net assets at end of year (in 000’s)	$7,442	$10,698	$15,188	$17,670		$21,976

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.16)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.28%.

	Year ended October 31,

Class C	2019	2018	2017	2016		2015

Net asset value at beginning of year	$24.81	$28.52	$23.79	$23.93		$23.61

Net investment income (loss) (a)	(0.13)	(0.22)	(0.24)	(0.04)		(0.19)

Net realized and unrealized gain (loss) on investments	0.17	(0.84)	4.97	(0.10)		0.51

Total from investment operations	0.04	(1.06)	4.73	(0.14)		0.32

Less distributions:

From net realized gain on investments	(4.01)	(2.65)	—	—		—

Net asset value at end of year	$20.84	$24.81	$28.52	$23.79		$23.93

Total investment return (b)	0.35%	(4.47%)	19.88%	(0.59%)		1.36%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.60%)	(0.81%)	(0.88%)	(0.16	%)(c)	(0.80%)

Net expenses (d)	2.30%	2.24%	2.25%	2.27	% (e)	2.26%

Expenses (before waiver/reimbursement) (d)	2.39%	2.31%	2.25%	2.27	% (e)	2.26%

Portfolio turnover rate	205%	92%	60%	65%		39%

Net assets at end of year (in 000’s)	$5,469	$14,156	$17,770	$17,921		$21,433

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.17)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.28%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019	2018	2017	2016	2015

Net asset value at beginning of year	$29.19	$32.72	$27.11	$27.02	$26.39

Net investment income (loss) (a)	0.17	0.14	0.11	0.29	0.12

Net realized and unrealized gain (loss) on investments	0.22	(1.02)	5.68	(0.10)	0.57

Total from investment operations	0.39	(0.88)	5.79	0.19	0.69

Less dividends and distributions:

From net investment income	(0.13)	—	(0.18)	(0.10)	(0.06)

From net realized gain on investments	(4.01)	(2.65)	—	—	—

Total dividends and distributions	(4.14)	(2.65)	(0.18)	(0.10)	(0.06)

Net asset value at end of year	$25.44	$29.19	$32.72	$27.11	$27.02

Total investment return (b)	1.67%	(3.26%)	21.40%	0.71%	2.63%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.66%	0.45%	0.36%	1.10%	0.44%

Net expenses (c)	1.00%	0.98%	0.99%	1.00%	1.00%

Portfolio turnover rate	205%	92%	60%	65%	39%

Net assets at end of year (in 000’s)	$146,525	$306,746	$332,900	$325,316	$320,016

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class R1	2019	2018	2017	2016	2015

Net asset value at beginning of year	$29.09	$32.65	$27.05	$26.96	$26.34

Net investment income (loss) (a)	0.10	0.12	0.08	0.26	0.10

Net realized and unrealized gain (loss) on investments	0.26	(1.03)	5.68	(0.10)	0.56

Total from investment operations	0.36	(0.91)	5.76	0.16	0.66

Less dividends and distributions:

From net investment income	(0.10)	—	(0.16)	(0.07)	(0.04)

From net realized gain on investments	(4.01)	(2.65)	—	—	—

Total dividends and distributions	(4.11)	(2.65)	(0.16)	(0.07)	(0.04)

Net asset value at end of year	$25.34	$29.09	$32.65	$27.05	$26.96

Total investment return (b)	1.57%	(3.36%)	21.34%	0.61%	2.50%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.41%	0.38%	0.25%	0.97%	0.35%

Net expenses (c)	1.10%	1.08%	1.09%	1.10%	1.10%

Portfolio turnover rate	205%	92%	60%	65%	39%

Net assets at end of year (in 000’s)	$65	$63	$97	$85	$81

(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

24	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R2	2019	2018	2017	2016		2015

Net asset value at beginning of year	$28.21	$31.81	$26.37	$26.28		$25.70

Net investment income (loss) (a)	0.04	0.03	(0.01)	0.19		0.01

Net realized and unrealized gain (loss) on investments	0.25	(0.98)	5.54	(0.10)		0.57

Total from investment operations	0.29	(0.95)	5.53	0.09		0.58

Less dividends and distributions:

From net investment income	(0.02)	—	(0.09)	(0.00	)‡	—

From net realized gain on investments	(4.01)	(2.65)	—	—		—

Total dividends and distributions	(4.03)	(2.65)	(0.09)	(0.00	)‡	—

Net asset value at end of year	$24.47	$28.21	$31.81	$26.37		$26.28

Total investment return (b)	1.30%	(3.59%)	21.00%	0.34	%(c)	2.26%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.18%	0.09%	(0.03%)	0.73%		0.03%

Net expenses (d)	1.35%	1.33%	1.34%	1.35%		1.35%

Portfolio turnover rate	205%	92%	60%	65%		39%

Net assets at end of year (in 000’s)	$111	$137	$137	$112		$90

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,			February 29, 2016^ through October 31, 2016

Class R3	2019	2018	2017

Net asset value at beginning of period	$28.11	$31.78	$26.39	$23.88

Net investment income (loss) (a)	(0.04)	(0.05)	(0.10)	(0.01)

Net realized and unrealized gain (loss) on investments	0.26	(0.97)	5.55	2.52

Total from investment operations	0.22	(1.02)	5.45	2.51

Less dividends and distributions:

From net investment income	—	—	(0.06)	—

From net realized gain on investments	(4.01)	(2.65)	—	—

Total dividends and distributions	(4.01)	(2.65)	(0.06)	—

Net asset value at end of period	$24.32	$28.11	$31.78	$26.39

Total investment return (b)	1.04%	(3.83%)	20.68%	10.51	% (c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.15%)	(0.15%)	(0.32%)	(0.07	%)††(d)

Net expenses (e)	1.60%	1.58%	1.59%	1.60	% ††(f)

Portfolio turnover rate	205%	92%	60%	65%

Net assets at end of period (in 000’s)	$342	$204	$181	$81

^	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been (0.08)%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.61%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Small Cap Core Fund (formerly known as MainStay Epoch U.S. Small Cap Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class I shares commenced operations on January 12, 1987. Class A and Class B shares commenced operations on January 2, 2004. Class C shares commenced operations on December 30, 2002. Investor Class shares commenced operations on February 28, 2008. Class R1 and R2 shares commenced operations on July 31, 2012. Class R3 shares commenced operations on February 29, 2016. Class R6 shares were registered for sale effective as of February 28, 2017. As of October 31, 2019, Class R6 shares were not yet offered for sale.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased.

Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those

26	MainStay MacKay Small Cap Core Fund

securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using

27

Notes to Financial Statements (continued)

valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2019, the Fund did not hold any repurchase agreements.

28	MainStay MacKay Small Cap Core Fund

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund had securities on loan with an aggregate market value of $8,083,186; the total market value of collateral held by the Fund was $8,295,696. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $5,485,402 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $2,810,294.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective April 1, 2019 due to the termination of Epoch Investment Partners, Inc. as the Fund’s subadvisor and the appointment of MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”) as the Fund’s subadvisor. MacKay Shields, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Please see Note 10 for more information. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Effective April 1, 2019, under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $1 billion, 0.775% from $1 billion to $2 billion and 0.75% in excess of $2 billion. During the year ended October 31, 2019, the effective management fee rate was 0.82% (exclusive of any applicable waivers/reimbursements).

Prior to April 1, 2019, under the Management Agreement, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $1 billion and 0.80% in excess of $1 billion.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2020 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $3,506,067 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $60,589 and paid the MacKay Shields and Epoch in the amount of $848,340 and $887,625, respectively.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund,

29

Notes to Financial Statements (continued)

maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2019, shareholder service fees incurred by the Fund were as follows:

Class R1	$64
Class R2	113
Class R3	267

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $19,451 and $16,026, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $4,011, $7,857 and $171, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$136,243
Investor Class	235,229
Class B	42,578
Class C	44,643
Class I	193,240
Class R1	59
Class R2	104
Class R3	243

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$11,206	$166,591	$(177,793)	$—	$—	$4	$158	$—	4

30	MainStay MacKay Small Cap Core Fund

(G)  Capital.  As of October 31, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R1	$47,673	73.7%
Class R2	46,803	42.0
Class R3	32,396	9.5

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$343,588,528	$27,685,121	$(17,584,141)	$10,100,980

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,145,059	$(1,087,600)	$—	$10,100,980	$10,158,439

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale and partnerships adjustments.

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $1,087,600 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$1,088	$—

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$16,851,924	$7,855,333
Long-Term Capital Gain	59,203,201	40,152,788
Total	$76,055,125	$48,008,121

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of securities, other than short-term securities, were $862,380 and $1,039,766, respectively.

31

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,402,813	$34,493,673
Shares issued to shareholders in reinvestment of dividends and distributions	903,233	21,722,758
Shares redeemed	(2,062,995)	(50,113,845)

Net increase (decrease) in shares outstanding before conversion	243,051	6,102,586
Shares converted into Class A (See Note 1)	149,633	3,670,632
Shares converted from Class A (See Note 1)	(127,737)	(3,133,952)

Net increase (decrease)	264,947	$6,639,266

Year ended October 31, 2018:
Shares sold	568,717	$17,760,491
Shares issued to shareholders in reinvestment of dividends and distributions	431,673	13,204,894
Shares redeemed	(906,643)	(28,185,753)

Net increase (decrease) in shares outstanding before conversion	93,747	2,779,632
Shares converted into Class A (See Note 1)	305,156	9,543,282
Shares converted from Class A (See Note 1)	(25,927)	(796,072)

Net increase (decrease)	372,976	$11,526,842

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	481,043	$11,560,647
Shares issued to shareholders in reinvestment of dividends and distributions	293,787	6,936,312
Shares redeemed	(579,795)	(13,923,669)

Net increase (decrease) in shares outstanding before conversion	195,035	4,573,290
Shares converted into Investor Class (See Note 1)	190,842	4,573,321
Shares converted from Investor Class (See Note 1)	(80,141)	(1,939,055)

Net increase (decrease)	305,736	$7,207,556

Year ended October 31, 2018:
Shares sold	145,797	$4,461,395
Shares issued to shareholders in reinvestment of dividends and distributions	159,726	4,812,527
Shares redeemed	(176,171)	(5,394,902)

Net increase (decrease) in shares outstanding before conversion	129,352	3,879,020
Shares converted into Investor Class (See Note 1)	68,679	2,099,916
Shares converted from Investor Class (See Note 1)	(280,247)	(8,627,411)

Net increase (decrease)	(82,216)	$(2,648,475)

Class B	Shares	Amount

Year ended October 31, 2019:
Shares sold	145,968	$3,037,994
Shares issued to shareholders in reinvestment of dividends and distributions	78,956	1,626,496
Shares redeemed	(223,781)	(4,666,084)

Net increase (decrease) in shares outstanding before conversion	1,143	(1,594)
Shares converted from Class B (See Note 1)	(75,210)	(1,534,640)

Net increase (decrease)	(74,067)	$(1,536,234)

Year ended October 31, 2018:
Shares sold	14,400	$396,689
Shares issued to shareholders in reinvestment of dividends and distributions	49,267	1,332,187
Shares redeemed	(84,164)	(2,306,461)

Net increase (decrease) in shares outstanding before conversion	(20,497)	(577,585)
Shares converted from Class B (See Note 1)	(80,856)	(2,228,378)

Net increase (decrease)	(101,353)	$(2,805,963)

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	47,042	$975,041
Shares issued to shareholders in reinvestment of dividends and distributions	106,563	2,193,068
Shares redeemed	(381,010)	(7,997,538)

Net increase (decrease) in shares outstanding before conversion	(227,405)	(4,829,429)
Shares converted from Class C (See Note 1)	(80,680)	(1,697,961)

Net increase (decrease)	(308,085)	$(6,527,390)

Year ended October 31, 2018:
Shares sold	36,494	$1,001,257
Shares issued to shareholders in reinvestment of dividends and distributions	59,033	1,595,667
Shares redeemed	(148,028)	(4,047,529)

Net increase (decrease)	(52,501)	$(1,450,605)

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,077,763	$26,925,498
Shares issued to shareholders in reinvestment of dividends and distributions	1,699,366	42,195,266
Shares redeemed	(7,526,978)	(191,065,053)

Net increase (decrease) in shares outstanding before conversion	(4,749,849)	(121,944,289)
Shares converted into Class I (See Note 1)	2,415	61,655

Net increase (decrease)	(4,747,434)	$(121,882,634)

Year ended October 31, 2018:
Shares sold	1,204,814	$38,092,374
Shares issued to shareholders in reinvestment of dividends and distributions	827,117	26,004,555
Shares redeemed	(1,698,921)	(54,605,072)

Net increase (decrease) in shares outstanding before conversion	333,010	9,491,857
Shares converted into Class I (See Note 1)	284	8,663

Net increase (decrease)	333,294	$9,500,520

32	MainStay MacKay Small Cap Core Fund

Class R1	Shares	Amount

Year ended October 31, 2019:
Shares sold	28	$721
Shares issued to shareholders in reinvestment of dividends and distributions	360	8,911
Shares redeemed	(1)	(18)

Net increase (decrease)	387	$9,614

Year ended October 31, 2018:
Shares sold	42	$1,339
Shares issued to shareholders in reinvestment of dividends and distributions	252	7,904
Shares redeemed	(1,098)	(33,813)

Net increase (decrease)	(804)	$(24,570)

Class R2	Shares	Amount

Year ended October 31, 2019:
Shares sold	238	$5,889
Shares issued to shareholders in reinvestment of dividends and distributions	824	19,726
Shares redeemed	(1,371)	(30,004)

Net increase (decrease)	(309)	$(4,389)

Year ended October 31, 2018:
Shares sold	350	$10,899
Shares issued to shareholders in reinvestment of dividends and distributions	377	11,492
Shares redeemed	(155)	(4,975)

Net increase (decrease)	572	$17,416

Class R3	Shares	Amount

Year ended October 31, 2019:
Shares sold	6,168	$148,539
Shares issued to shareholders in reinvestment of dividends and distributions	1,199	28,627
Shares redeemed	(529)	(12,454)

Net increase (decrease)	6,838	$164,712

Year ended October 31, 2018:
Shares sold	3,745	$116,245
Shares issued to shareholders in reinvestment of dividends and distributions	514	15,641
Shares redeemed	(2,724)	(84,200)

Net increase (decrease)	1,535	$47,686

Note 10–Other Matters

At a meeting held on December 10-12, 2018, the Board of Trustees considered and approved submitting the following proposal (“Proposal”) to shareholders of the Fund at a special meeting held on March 29, 2019 (with any postponements or adjournments, “Special Meeting”):

To approve a new subadvisory agreement between New York Life Investments, the Fund’s investment manager, and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

Shareholders were asked to approve a new subadvisory agreement so that MacKay Shields could serve as the subadvisor to the Fund. On or about January 21, 2019, shareholders of record of the Fund as of the close of business on December 31, 2018 were sent a proxy statement containing further information regarding the Proposal. The proxy statement also included information about the Special Meeting and about voting on the Proposal and options shareholders had to vote their respective shares on the Proposal.

The results of the Special Meeting were as follows:

Proposal—To approve a new subadvisory agreement between New York Life Investments and MacKay Shields with respect to the Fund:

Votes For	Votes Against	Abstentions	Total

10,654,840	414,061	125,307	11,194,208

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

33

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Small Cap Core Fund (formerly MainStay Epoch U.S. Small Cap Fund) (the Fund) one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

34	MainStay MacKay Small Cap Core Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $59,181,674 as long term capital gain distributions.

For the fiscal year ended October 31, 2019, the Fund designated approximately $5,932,946 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2019 should be multiplied by 32.76% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

35

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

36	MainStay MacKay Small Cap Core Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

37

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

38	MainStay MacKay Small Cap Core Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

39

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1716820 MS159-19	MSEUSC11-12/19 (NYLIM) NL227

MainStay MacKay New York Tax Free Opportunities Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	5/14/2012	3.94 8.84%	3.14 4.09%	3.83 4.47%	0.82 0.82%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	5/14/2012	3.82 8.72	3.11 4.06	3.75 4.40	0.85 0.85
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5/14/2012	7.55 8.55	3.80 3.80	4.13 4.13	1.10 1.10
Class I Shares	No Sales Charge		5/14/2012	9.01	4.35	4.74	0.57

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception

Bloomberg Barclays New York Municipal Bond Index[3]	9.09%	3.38%	3.40%
Morningstar Muni New York Long Category Average[4]	9.37	3.51	3.29

3.

The Bloomberg Barclays New York Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays New York Municipal Bond Index is a market value-weighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar Muni New York Long Category Average is representative of funds that invest at least 80% of assets in New York municipal debt. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay New York Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay New York Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,034.80	$3.85	$1,021.42	$3.82	0.75%

Investor Class Shares	$1,000.00	$1,033.70	$3.95	$1,021.32	$3.92	0.77%

Class C Shares	$1,000.00	$1,033.40	$5.23	$1,020.06	$5.19	1.02%

Class I Shares	$1,000.00	$1,035.10	$2.56	$1,022.68	$2.55	0.50%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2019 (Unaudited)

General	15.5%

Higher Education	12.4

Medical	11.5

General Obligation	11.4

Transportation	11.3

Multi-Family Housing	7.6

Development	7.0

Tobacco Settlement	4.8

Water	3.9

Education	3.7

Airport	3.4

Utilities	2.0

Housing	1.4%

Power	1.4

Pollution	0.9

Closed-End Funds	0.8

Nursing Homes	0.7

School District	0.7

Facilities	0.5

Single Family Housing	0.2

Other Assets, Less Liabilities	–1.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Issuers Held as of October 31, 2019 (Unaudited)

1.	New York City NY, Housing Development Corp., Multifamily, Sustainable Neighborhood, Revenue Bonds, 1.07%–4.15%, due 11/1/41–5/1/59

2.	Port Authority of New York & New Jersey, Revenue Bonds, 4.00%–5.00%, due 5/1/32–9/15/48

3.	Oneida County NY Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds, 3.00%–4.00%, due 12/1/32–12/1/49

4.	Metropolitan Transportation Authority, Revenue Bonds, 2.061%–5.00%, due 11/1/31–11/15/49

5.	Hudson Yards Infrastructure Corp., Revenue Bonds, 4.00%–5.75%, due 2/15/42–2/15/47
6.	New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds, 1.30%–4.00%, due 11/1/22–11/1/44

7.	Suffolk County NY, Public Improvement, Limited General Obligation, 3.00%–3.25%, due 10/15/32–6/1/37

8.	New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds, 4.00%, due 1/1/40

9.	New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Revenue Bonds, 2.45%–2.80%, due 9/15/69

10.	City of New York NY, Unlimited General Obligation, 4.00%, due 8/1/40–10/1/41

8	MainStay MacKay New York Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay New York Tax Free Opportunities Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay MacKay New York Tax Free Opportunities Fund returned 9.01%, underperforming the 9.09% return of the Fund’s primary benchmark, the Bloomberg Barclays New York Municipal Bond Index. Over the same period, Class I shares also underperformed the 9.37% return of the Morningstar Muni New York Long Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

During the 12-month reporting period ended October 31, 2019, relatively positive contributions from some areas of investment were generally balanced by relatively negative contributions from others. (Contributions take weightings and total returns into account.) With regard to maturities, the outperformance of the Fund’s overweight exposure to 20-year and longer maturities was offset by underweight exposure to shorter maturities. From the perspective of credit ratings, the strong performance of the Fund’s overweight exposure to credits rated from BBB to A was negated by the Fund’s underweight to AA- and AAA-rated credits.2 Lastly, unlike the benchmark, the Fund had exposure to U.S. territory debt and up to 20% of its assets in below-investment-grade bonds. This affected the Fund’s performance in several ways. Contributing to performance was the exposure to Puerto Rico and Guam credits. Progress in the restructuring of Puerto Rico issued debt continued, leading to strong outperformance of the various debt profiles from Puerto Rico issuers. Detracting from relative performance was the underweight exposure to high quality New York credits within the special tax, transportation, and water/sewer sectors.

What was the Fund’s duration3 strategy during the reporting period?

The Fund’s duration was targeted to remain in a neutral range relative to the municipal bonds in which the Fund can invest, as outlined in its prospectus. Because the Fund’s investable universe is broader than that of the Bloomberg Barclays New York Municipal Bond Index, the Fund’s duration may also differ from that of the Index. As of October 31, 2019, the Fund’s modified duration to worst4 was 5.5 years while the benchmark’s modified duration to worst was 4.7 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

While all sectors contributed to strong absolute returns during the reporting period, relative weightings played an important part in the Fund’s returns compared to the Bloomberg Barclays New York Municipal Bond Index. The Fund’s overweight exposure to the education, hospital and other revenue sectors contributed positively to relative performance; however, underweight exposure to special tax, transportation and water/sewer detracted. From a state and territory perspective, exposure to Puerto Rico and Guam credits enhanced performance. Among credit ratings, high yield through A-rated credits bolstered relative performance, while AA- and AAA-rated bonds detracted. Regarding maturities, holdings with maturities of 20 years and longer added to relative performance, while those with maturities 15 years and shorter hindered relative performance.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund remained focused on diversification and liquidity, so no individual transaction was considered significant.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its sector exposure to transportation, hospital and local general obligations. At the same time, the Fund decreased its sector exposure to education, other revenue and special tax. In addition, the Fund reduced exposure to bonds maturing 20 years and longer,

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

while increasing exposure to AA- and AAA-rated securities as the yield curve5 flattened and credit spreads6 narrowed.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2019, the Fund held an overweight position relative to the Bloomberg Barclays Municipal Bond Index in the

education and hospital sectors, and an underweight position in the special tax, transportation and water/sewer sectors. As of the same date, the Fund held overweight exposure to BBB-rated credits, and underweight exposure to AA- to AAA-rated bonds. Regarding maturities, the Fund held overweight exposure to bonds with maturities of 20 years and longer, and underweight exposure to bonds maturing in less than 15 years.

5.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

6.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay New York Tax Free Opportunities Fund

Portfolio of Investments October 31, 2019

	Principal Amount	Value
Municipal Bonds 100.9%† Long-Term Municipal Bonds 90.6%
Airport 3.4%
Albany County Airport Authority, Revenue Bonds
Series A 5.00%, due 12/15/43	$1,750,000	$2,110,045
Series A 5.00%, due 12/15/48	2,585,000	3,106,524
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds (a)
Series C 6.00%, due 10/1/23	500,000	501,665
Series C, Insured: AGM 6.00%, due 10/1/34	1,000,000	1,165,850
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds (a)
Series A, Insured: AGM 4.00%, due 7/1/46	5,000,000	5,275,750
Series A 5.00%, due 7/1/41	1,000,000	1,111,370
Series A 5.25%, due 1/1/50	2,000,000	2,233,440
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds (a)
Series A 5.00%, due 4/1/23	225,000	249,570
Series A 5.00%, due 4/1/24	490,000	557,267
Series A 5.00%, due 4/1/27	610,000	691,526
Series A 5.00%, due 4/1/29	925,000	1,115,704
Series A 5.00%, due 4/1/30	375,000	464,959
Series A 5.00%, due 4/1/31	350,000	431,974
Series A 5.00%, due 4/1/32	400,000	492,104
Series A 5.00%, due 4/1/34	450,000	550,219
Series A 5.00%, due 4/1/35	400,000	487,352
Series A 5.00%, due 4/1/36	600,000	728,898
Series A 5.00%, due 4/1/38	375,000	452,115

	Principal Amount	Value
Airport (continued)
Ogdensburg Bridge & Port Authority, Revenue Bonds 5.75%, due 7/1/47 (a)(b)	$2,295,000	$2,397,242

		24,123,574

Development 6.2%
Buffalo & Erie County Industrial Land Development Corp., Buffalo State College Foundation Housing, Revenue Bonds Series A 5.375%, due 10/1/41	855,000	902,923
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds 5.00%, due 1/1/35 (a)(b)	1,000,000	1,101,220
Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds
5.00%, due 8/1/32	1,000,000	1,075,090
5.00%, due 8/1/42	1,000,000	1,070,120
Dobbs Ferry Local Development Corp., Mercy College Project, Revenue Bonds 5.00%, due 7/1/39	1,000,000	1,130,390
Dutchess County Local Development Corp., Revenue Bonds Series A 5.00%, due 7/1/34	500,000	583,595
New York City Industrial Development Agency, Revenue Bonds Series A 5.00%, due 7/1/28 (a)	1,500,000	1,616,415
New York City, Trust for Cultural Resource, Alvin Ailey Dance Foundation, Revenue Bonds Series A 4.00%, due 7/1/46	1,515,000	1,637,079
New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Revenue Bonds
Class 1 2.45%, due 9/15/69	4,085,000	4,128,791
Class 3 2.80%, due 9/15/69	10,000,000	10,205,400
New York Liberty Development Corp., Bank of America, Revenue Bonds
Class 2 5.625%, due 7/15/47	1,050,000	1,059,523
Class 2 6.375%, due 7/15/49	545,000	550,570
New York Liberty Development Corp., Goldman Sachs Headquarters, Revenue Bonds 5.50%, due 10/1/37	700,000	1,000,167

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Development (continued)
New York Liberty Development Corp., World Trade Center, Revenue Bonds
Class 2 5.00%, due 9/15/43	$1,040,000	$1,118,915
Class 3 5.00%, due 3/15/44	1,500,000	1,612,770
Class 2 5.375%, due 11/15/40 (b)	1,500,000	1,689,795
Class 3 7.25%, due 11/15/44 (b)	2,500,000	2,975,950
New York Transportation Development Corp., American Airlines-JFK International Airport, Revenue Bonds 5.00%, due 8/1/31 (a)	2,300,000	2,407,364
New York Transportation Development Corp., LaGuardia Airport Terminals C&D Redevelopment Project, Revenue Bonds 5.00%, due 1/1/34 (a)	1,100,000	1,312,586
Port Authority of New York & New Jersey, JFK International Airport, Revenue Bonds
5.50%, due 12/1/31	970,000	1,014,591
6.00%, due 12/1/36	1,640,000	1,723,509
6.00%, due 12/1/42	730,000	764,806
Westchester County Local Development Corp., Pace University, Revenue Bonds Series A 5.50%, due 5/1/42	3,265,000	3,662,906

		44,344,475

Education 3.7%
Albany Capital Resource Corp., Albany Leadership Charter School for Girls Project, Revenue Bonds 5.00%, due 6/1/49	2,380,000	2,598,198
Albany Industrial Development Agency, Brighter Choice Charter School, Revenue Bonds
Series A 5.00%, due 4/1/27	1,375,000	1,377,420
Series A 5.00%, due 4/1/37	1,000,000	1,001,200
Buffalo & Erie County Industrial Land Development Corp., Tapestry Charter School Project, Revenue Bonds
5.00%, due 8/1/37	1,325,000	1,471,028
5.00%, due 8/1/47	1,540,000	1,682,281
5.00%, due 8/1/52	1,035,000	1,126,980

	Principal Amount	Value
Education (continued)
Build NYC Resource Corp., Inwood Academy Leadership Charter School Project, Revenue Bonds (b)
Series A 5.125%, due 5/1/38	$800,000	$871,472
Series A 5.50%, due 5/1/48	1,500,000	1,651,575
Build NYC Resource Corp., Metropolitan Lighthouse Charter School Project, Revenue Bonds Series A 5.00%, due 6/1/52 (b)	1,500,000	1,622,700
Build NYC Resource Corp., Revenue Bonds
Series A 5.00%, due 6/1/32 (b)	1,000,000	1,109,600
Series A 5.00%, due 6/1/37 (b)	1,000,000	1,097,720
5.00%, due 7/1/45	1,120,000	1,291,685
Series A 5.00%, due 6/1/47 (b)	3,100,000	3,361,609
New York State Dormitory Authority, Brooklyn Law School, Revenue Bonds Series A 5.00%, due 7/1/33	1,650,000	2,055,817
New York State Dormitory Authority, Revenue Bonds Insured: AMBAC 4.625%, due 7/1/36	200,000	200,026
Rensselaer NY, City School District, Certificates of Participation
Insured: AGM 4.00%, due 6/1/34	650,000	726,174
Insured: AGM 4.00%, due 6/1/35	850,000	946,467
Riverhead Industrial Development Agency, Revenue Bonds
7.00%, due 8/1/43	575,000	649,330
7.00%, due 8/1/48	665,000	749,801
Syracuse Industrial Development Agency, Revenue Bonds Insured: State Aid Withholding Series A 3.25%, due 5/1/34	1,000,000	1,060,050

		26,651,133

Facilities 0.5%
Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds Insured: AGM 4.75%, due 12/15/32	2,000,000	2,139,660
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds Series M-3, Insured: NATL-RE 6.00%, due 7/1/25	235,000	259,151

12	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Facilities (continued)
Territory of Guam, Unlimited General Obligation Series A 6.75%, due 11/15/29	$1,000,000	$1,001,720

		3,400,531

General 14.4%
Battery Park City Authority, Revenue Bonds Series A 4.00%, due 11/1/44	4,355,000	5,025,452
Build NYC Resource Corp., Bronx Charter School for Excellence, Revenue Bonds Series A 5.50%, due 4/1/43	1,160,000	1,254,470
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds 7.50%, due 8/20/40	1,200,000	939,000
Guam Government, Business Privilege Tax, Revenue Bonds
Series D 4.00%, due 11/15/39	480,000	499,507
Series B-1 5.00%, due 1/1/32	1,070,000	1,123,136
Hudson Yards Infrastructure Corp., Revenue Bonds
Series A 4.00%, due 2/15/44	4,000,000	4,420,000
Series A 5.00%, due 2/15/42	7,500,000	8,965,425
5.25%, due 2/15/47	1,400,000	1,468,045
5.75%, due 2/15/47	1,570,000	1,659,344
New York City Industrial Development Agency, Pilot-Queens Baseball Stadium, Revenue Bonds Insured: AMBAC 5.00%, due 1/1/46	2,300,000	2,335,328
New York City Industrial Development Agency, Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/31	465,000	466,246
Insured: AMBAC 5.00%, due 1/1/36	1,780,000	1,784,877
Insured: AMBAC 5.00%, due 1/1/39	560,000	569,554
Insured: AGC 6.375%, due 1/1/39	500,000	501,850
New York City Industrial Development Agency, United Jewish Appeal, Revenue Bonds 5.00%, due 7/1/34	1,000,000	1,077,450

	Principal Amount	Value
General (continued)
New York City Industrial Development Agency, Yankee Stadium, Revenue Bonds
Insured: AGC (zero coupon), due 3/1/40	$380,000	$204,923
Insured: AGC (zero coupon), due 3/1/44	1,065,000	486,311
Insured: AGC (zero coupon), due 3/1/45	200,000	87,628
Insured: AGC (zero coupon), due 3/1/46	3,800,000	1,599,686
Insured: AGC (zero coupon), due 3/1/47	1,115,000	449,936
New York City Transitional Finance Authority, Building Aid, Revenue Bonds
Insured: State Aid Withholding Series S-1 4.00%, due 7/15/36	1,500,000	1,691,100
Insured: State Aid Withholding Series S-3 4.00%, due 7/15/46	2,905,000	3,221,732
Insured: State Aid Withholding Series S-3 5.00%, due 7/15/43	2,500,000	3,036,675
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds Series C-1 4.00%, due 11/1/42	7,000,000	7,902,020
New York City Trust for Cultural Resources, American Museum of National History, Revenue Bonds Series A 5.00%, due 7/1/41	1,000,000	1,143,570
New York City Trust For Cultural Resources, The Museum of Modern Art, Revenue Bonds 4.00%, due 4/1/30	1,200,000	1,398,948
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds Series A (zero coupon), due 11/15/47	6,500,000	2,874,105
New York Convention Center Development Corp., Revenue Bonds 5.00%, due 11/15/40	1,620,000	1,908,473
New York Liberty Development Corp., World Trade Center, Revenue Bonds 5.75%, due 11/15/51	1,500,000	1,631,970
New York State Urban Development Corp., Bidding Group 3, Revenue Bonds Series A 4.00%, due 3/15/44	11,320,000	12,807,335

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General (continued)
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/36	$400,000	$401,076
Puerto Rico Infrastructure Financing Authority, Revenue Bonds Series C, Insured: AMBAC 5.50%, due 7/1/24	650,000	702,299
Puerto Rico Municipal Finance Agency, Revenue Bonds Series C, Insured: AGC 5.25%, due 8/1/23	100,000	107,536
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue, COFINA Senior Bonds, 2042 National Custodial Trust, Revenue Bonds Series 2007-A (zero coupon), due 8/1/42	682,484	48,918
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series 2007-A (zero coupon), due 8/1/41	1,185,420	84,966
Series 2007-A (zero coupon), due 8/1/46	1,397,615	100,175
Series A-1 5.00%, due 7/1/58	9,835,000	10,349,370
Schenectady Metroplex Development Authority, Revenue Bonds Series A, Insured: AGM 5.50%, due 8/1/33	1,000,000	1,145,130
Territory of Guam, Hotel Occupancy Tax, Revenue Bonds Series A 6.00%, due 11/1/26	3,000,000	3,184,800
Territory of Guam, Revenue Bonds
Series A 5.125%, due 1/1/42	3,000,000	3,136,680
Series A 6.50%, due 11/1/40	2,000,000	2,127,560
Territory of Guam, Section 30, Revenue Bonds
Series A 5.00%, due 12/1/34	1,020,000	1,165,166
Series A 5.375%, due 12/1/24	1,125,000	1,128,623
Series A 5.75%, due 12/1/34	500,000	501,750
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A-1 5.00%, due 10/1/24	1,000,000	1,002,500

	Principal Amount	Value
General (continued)
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds (continued)
Series A 5.00%, due 10/1/25	$410,000	$412,595
Subseries A 6.00%, due 10/1/39	655,000	655,000
Series A 6.625%, due 10/1/29	775,000	776,969
Series A 6.75%, due 10/1/37	1,630,000	1,633,130
Virgin Islands Public Finance Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/32	1,415,000	1,535,558

		102,733,897

General Obligation 11.4%
Buffalo NY, Limited General Obligation
Series A 5.00%, due 4/1/27	500,000	610,640
Series A 5.00%, due 4/1/28	400,000	487,016
City of New York NY, Unlimited General Obligation
Subseries A-1 4.00%, due 8/1/40	12,000,000	13,675,560
Series B-1 4.00%, due 10/1/41	500,000	556,440
City of Newburgh NY, Limited General Obligation
Series A, Insured: AGM 3.50%, due 7/15/36	725,000	757,299
Series A 5.50%, due 6/15/31	500,000	544,145
City of Ogdensburg NY, Public Improvement, Limited General Obligation
5.50%, due 4/15/23	40,000	42,737
5.50%, due 4/15/24	45,000	48,635
5.50%, due 4/15/26	50,000	54,435
5.50%, due 4/15/28	55,000	59,261
City of Plattsburgh NY, Limited General Obligation
Series B, Insured: AGM 5.00%, due 9/15/21	450,000	480,555
Series B, Insured: AGM 5.00%, due 9/15/22	455,000	501,911
Series B, Insured: AGM 5.00%, due 9/15/24	510,000	594,640
Series B, Insured: AGM 5.00%, due 9/15/25	470,000	562,844

14	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
City of Plattsburgh NY, Limited General Obligation (continued)
Series B, Insured: AGM 5.00%, due 9/15/26	$395,000	$484,349
City of Poughkeepsie NY, Unlimited General Obligation 5.00%, due 6/1/31	600,000	676,332
City of Yonkers NY, Limited General Obligation
Series A 2.25%, due 12/17/19	10,000,000	10,010,300
Series A, Insured: BAM 4.00%, due 9/1/31	1,500,000	1,717,110
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: NATL-RE 5.00%, due 7/1/28	150,000	153,857
Series A, Insured: AGM 5.00%, due 7/1/35	835,000	875,230
Insured: AGM 5.25%, due 7/1/20	375,000	382,174
Series A, Insured: AGM 5.25%, due 7/1/24	150,000	157,380
Series A, Insured: AGM 5.375%, due 7/1/25	340,000	355,997
County of Clinton, Limited General Obligation Insured: AGM 4.00%, due 6/1/38 (a)	1,500,000	1,613,430
County of Nassau NY, Limited General Obligation Series A 4.00%, due 4/1/27	1,000,000	1,041,700
County of Rockland NY, Limited General Obligation
Insured: AGM 4.00%, due 5/1/44	915,000	1,005,914
Insured: AGM 4.00%, due 5/1/45	950,000	1,042,777
Insured: AGM 4.00%, due 5/1/46	985,000	1,079,393
Insured: AGM 4.00%, due 5/1/48	1,065,000	1,164,865
Insured: BAM 5.00%, due 6/1/24	500,000	583,240
Insured: BAM 5.00%, due 6/1/25	560,000	671,972
Insured: BAM 5.00%, due 6/1/26	550,000	677,199

	Principal Amount	Value
General Obligation (continued)
Glens Falls NY, Limited General Obligation
Insured: AGM 4.00%, due 1/15/31	$500,000	$561,145
Insured: AGM 4.00%, due 1/15/32	315,000	351,568
Insured: AGM 4.00%, due 1/15/33	250,000	277,145
Onondaga County NY, Limited General Obligation
3.00%, due 6/1/39	2,150,000	2,173,370
3.25%, due 4/15/34	1,250,000	1,297,513
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 4.75%, due 8/1/22	1,420,000	1,450,913
Suffolk County NY, Limited General Obligation Series A, Insured: BAM 4.00%, due 4/1/33	2,190,000	2,460,202
Suffolk County NY, Public Improvement, Limited General Obligation
Series B, Insured: AGM 3.00%, due 10/15/32	5,480,000	5,731,696
Series B, Insured: AGM 3.00%, due 10/15/33	2,400,000	2,501,400
Series B, Insured: AGM 3.00%, due 10/15/34	5,740,000	5,964,204
Series A, Insured: AGM 3.25%, due 6/1/36	715,000	745,666
Series A, Insured: AGM 3.25%, due 6/1/37	725,000	754,022
Town of Oyster Bay NY, Limited General Obligation
3.00%, due 3/13/20	3,500,000	3,517,010
Insured: AGM 4.00%, due 8/1/30	365,000	386,659
Town of Oyster Bay NY, Public Improvement Project, Limited General Obligation
4.00%, due 2/15/26	3,440,000	3,842,824
Series A, Insured: BAM 5.00%, due 1/15/28	500,000	566,905
Village of Valley Stream NY, Limited General Obligation
Insured: BAM 4.00%, due 4/1/33	490,000	542,851
Insured: BAM 4.00%, due 4/1/34	510,000	564,009
Insured: BAM 4.00%, due 4/1/35	530,000	584,601
Insured: BAM 4.00%, due 4/1/36	550,000	604,670

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Village of Valley Stream NY, Limited General Obligation (continued)
Insured: BAM 4.00%, due 4/1/37	$570,000	$624,047
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A 5.00%, due 10/1/32	1,000,000	997,500
Series A, Insured: AGM 5.00%, due 10/1/32	1,200,000	1,302,240
Virgin Islands Public Finance Authority, Revenue Bonds Series A 5.00%, due 10/1/29	1,000,000	1,001,250

		81,472,747

Higher Education 11.8%
Build NYC Resource Corp., Manhattan College Project, Revenue Bonds
4.00%, due 8/1/42	1,500,000	1,624,125
5.00%, due 8/1/47	240,000	282,895
Build NYC Resource Corp., Metropolitan College of New York, Revenue Bonds 5.50%, due 11/1/44	2,500,000	2,686,875
Build NYC Resource Corp., New York Law School Project, Revenue Bonds
5.00%, due 7/1/30	3,865,000	4,421,289
5.00%, due 7/1/33	1,520,000	1,727,784
5.00%, due 7/1/41	1,050,000	1,171,957
City of Amherst NY, Daemen College Project, Revenue Bonds
4.00%, due 10/1/37	1,000,000	1,042,490
5.00%, due 10/1/43	2,000,000	2,257,020
5.00%, due 10/1/48	2,000,000	2,251,260
County of Cattaraugus NY, St. Bonaventure University, Revenue Bonds 5.00%, due 5/1/44	1,200,000	1,325,568
Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds Series A-1 5.00%, due 8/1/46	555,000	555,000
Dutchess County Local Development Corp., Culinary Institute of America Project, Revenue Bonds
Series A-1 5.00%, due 7/1/31	375,000	441,818
5.00%, due 7/1/33	700,000	818,678

	Principal Amount	Value
Higher Education (continued)
Dutchess County Local Development Corp., Marist College Project, Revenue Bonds
Series A 5.00%, due 7/1/39	$1,000,000	$1,110,520
5.00%, due 7/1/43	2,000,000	2,426,040
5.00%, due 7/1/48	4,000,000	4,825,080
Hempstead Town Local Development Corp., Molloy College Project, Revenue Bonds
5.00%, due 7/1/38	870,000	1,033,299
5.00%, due 7/1/43	1,020,000	1,199,571
5.00%, due 7/1/48	1,100,000	1,289,277
Madison County Capital Resource Corp., Colgate University Project, Revenue Bonds Series A 5.00%, due 7/1/29	1,000,000	1,089,390
Monroe County Industrial Development Corp., St. John Fisher College, Revenue Bonds Series A 5.00%, due 6/1/24	330,000	359,898
Monroe County Industrial Development Corp., University of Rochester Project, Revenue Bonds
Series C 4.00%, due 7/1/43	3,000,000	3,319,470
Series D 4.00%, due 7/1/43	2,470,000	2,733,030
Monroe County NY Industrial Development Corp., Rochester General Hospital, Revenue Bonds 4.00%, due 10/1/47	1,695,000	1,805,938
New York City of Albany Capital Resource Corp., Albany College of Pharmacy & Health Sciences Project, Revenue Bonds Series A 5.00%, due 12/1/33	150,000	170,319
New York State Dormitory Authority, Cornell University, Revenue Bonds Series A 5.00%, due 7/1/40	11,400,000	11,679,870
New York State Dormitory Authority, Culinary Institute of America, Revenue Bonds 6.00%, due 7/1/38	1,500,000	1,543,935
New York State Dormitory Authority, Fordham University, Revenue Bonds Series A 5.00%, due 7/1/41	1,075,000	1,263,759
New York State Dormitory Authority, New York University, Revenue Bonds
Series A 4.00%, due 7/1/43	2,950,000	3,264,588

16	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Higher Education (continued)
New York State Dormitory Authority, New York University, Revenue Bonds (continued)
Series A 4.00%, due 7/1/45	$5,800,000	$6,605,794
New York State Dormitory Authority, Pace University, Revenue Bonds
Series A 4.00%, due 5/1/33	400,000	417,908
Series A 4.25%, due 5/1/42	450,000	469,013
New York State Dormitory Authority, The New School, Revenue Bonds
Series A 5.00%, due 7/1/35	210,000	243,865
6.00%, due 7/1/50	1,500,000	1,547,955
New York State Dormitory Authority, Touro College & University System, Revenue Bonds 5.00%, due 1/1/42	5,000,000	5,649,450
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds Series A 5.00%, due 7/1/42	1,000,000	1,057,500
St. Lawrence County Industrial Development Agency, Civic Development Corp., St. Lawrence University, Revenue Bonds Series A 4.00%, due 7/1/43	3,000,000	3,254,190
St. Lawrence County Industrial Development Agency, Clarkson University Project, Revenue Bonds
5.00%, due 9/1/47	2,975,000	3,433,061
5.375%, due 9/1/41	400,000	423,632
Troy Capital Resource Corp., Rensselaer Polytechnic Institute, Revenue Bonds 5.00%, due 8/1/32	1,000,000	1,171,770

		83,994,881

Housing 1.4%
Albany Capital Resource Corp., Empire Commons Student Housing, Inc. Project, Revenue Bonds
Series A 5.00%, due 5/1/29	600,000	726,120
Series A 5.00%, due 5/1/30	350,000	421,813
Series A 5.00%, due 5/1/31	200,000	240,404

	Principal Amount	Value
Housing (continued)
City of Amherst NY, UBF Faculty-Student Housing Corp., Revenue Bonds Series S, Insured: AGM 5.00%, due 10/1/45	$2,000,000	$2,384,320
New York State Dormitory Authority, University Facilities, Revenue Bonds Series A 5.00%, due 7/1/43	1,500,000	1,828,755
Onondaga Civic Development Corp., Onondaga Community College, Revenue Bonds
5.00%, due 10/1/20	115,000	118,617
5.00%, due 10/1/22	325,000	355,300
5.00%, due 10/1/24	400,000	458,564
5.00%, due 10/1/25	250,000	292,775
Westchester County Local Development Corp., Purchase Housing Corp. II Project, Revenue Bonds
5.00%, due 6/1/29	185,000	224,460
5.00%, due 6/1/30	330,000	397,980
5.00%, due 6/1/31	320,000	383,353
5.00%, due 6/1/37	1,000,000	1,175,770
Westchester County Local Development Corp., Revenue Bonds 5.00%, due 6/1/42	1,000,000	1,162,610

		10,170,841

Medical 10.2%
Build NYC Resource Corp., The Children’s Aid Society Project, Revenue Bonds
4.00%, due 7/1/44	600,000	673,830
4.00%, due 7/1/49	1,300,000	1,457,170
Dutchess County Local Development Corp., Health Quest Systems, Inc., Revenue Bonds Series B 5.00%, due 7/1/46	6,000,000	6,954,300
Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project, Revenue Bonds Series A 4.00%, due 11/1/47	880,000	914,672
Jefferson County NY, Civic Facility Development Corp., Samaritan Medical Center Project, Revenue Bonds 4.00%, due 11/1/31	2,705,000	2,948,288
Monroe County Industrial Development Corp., Rochester General Hospital, Revenue Bonds
Series A 5.00%, due 12/1/32	540,000	591,057
Series A 5.00%, due 12/1/42	1,000,000	1,085,160

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Medical (continued)
Monroe County NY Industrial Development Corp., Rochester General Hospital, Revenue Bonds 4.00%, due 12/1/37	$1,000,000	$1,093,380
Nassau County Local Economic Assistance Corp., Catholic Health Services of Long Island, Revenue Bonds 5.00%, due 7/1/34	250,000	278,408
New York State Dormitory Authority, Catholic Health System Obligation Group, Revenue Bonds
Series A 4.00%, due 7/1/45	3,490,000	3,838,721
Series A 5.00%, due 7/1/32	600,000	648,966
Series B 5.00%, due 7/1/32	390,000	421,828
New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center, Revenue Bonds 4.00%, due 7/1/38	8,500,000	9,794,210
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds
Series A 4.00%, due 8/1/36	5,750,000	6,402,567
Series A 4.00%, due 8/1/37	2,750,000	3,053,132
New York State Dormitory Authority, North Shore Long Island Jewish Obligated Group, Revenue Bonds Series B 5.00%, due 5/1/39	1,500,000	1,611,135
New York State Dormitory Authority, Northwell Health Obligated Group, Revenue Bonds Series B-3 5.00%, due 5/1/48 (c)	5,000,000	5,926,800
New York State Dormitory Authority, NYU Langone Hospital, Revenue Bonds 4.00%, due 7/1/40	1,000,000	1,094,520
New York State Dormitory Authority, Orange Regional Medical Center, Revenue Bonds (b)
5.00%, due 12/1/32	800,000	945,888
5.00%, due 12/1/34	3,500,000	4,121,355
5.00%, due 12/1/35	100,000	113,661
Oneida County NY Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds
Series B, Insured: AGM 3.00%, due 12/1/44	5,000,000	4,870,750

	Principal Amount	Value
Medical (continued)
Oneida County NY Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds (continued)
Series B, Insured: AGM 4.00%, due 12/1/32	$1,000,000	$1,139,920
Series B. Insured: AGM 4.00%, due 12/1/33	1,255,000	1,423,421
Series B, Insured: AGM 4.00%, due 12/1/34	1,585,000	1,791,700
Series B, Insured: AGM 4.00%, due 12/1/36	1,650,000	1,852,735
Series B, Insured: AGM 4.00%, due 12/1/37	1,155,000	1,294,743
Series B, Insured: AGM 4.00%, due 12/1/38	1,000,000	1,119,120
Series B, Insured: AGM 4.00%, due 12/1/49	4,000,000	4,384,080
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds 4.50%, due 7/1/32	965,000	1,050,451
Suffolk County Economic Development Corp., Catholic Health Services of Long Island, Revenue Bonds Series C 5.00%, due 7/1/33	250,000	278,783

		73,174,751

Multi-Family Housing 3.0%
New York City Housing Development Corp., Revenue Bonds Series L-2-A 4.00%, due 5/1/44	5,000,000	5,166,500
New York City NY, Housing Development Corp., 8 Spruce Street Multifamily Mortgage, Revenue Bonds Series D 3.00%, due 2/15/48	7,900,000	8,137,790
New York City NY, Housing Development Corp., Multifamily, Sustainable Neighborhood, Revenue Bonds
Series G-1 3.70%, due 11/1/47	1,000,000	1,045,280
Series I-1 4.05%, due 11/1/41	1,000,000	1,069,910
Series I-1 4.15%, due 11/1/46	3,250,000	3,481,693
New York City NY, Housing Development Corp., Revenue Bonds
Series G-1 3.85%, due 11/1/45	615,000	643,222

18	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Multi-Family Housing (continued)
New York City NY, Housing Development Corp., Revenue Bonds (continued)
Series A 5.00%, due 7/1/23	$1,400,000	$1,575,742
Rensselaer NY Housing Authority, Van Rensselaer & Renwyck Apartments, Revenue Bonds 5.00%, due 12/1/47	175,000	195,748

		21,315,885

Nursing Homes 0.7%
Brookhaven NY Local Development Corp., Jefferson’s Ferry Project, Revenue Bonds 5.25%, due 11/1/36	1,130,000	1,319,331
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds 5.00%, due 12/1/45	1,625,000	1,718,031
Tompkins County Development Corp., Kendal at Ithaca, Inc. Project, Revenue Bonds 5.00%, due 7/1/44	690,000	751,307
Westchester County Local Development Corp., Miriam Osborn Memorial Home Association, Revenue Bonds
5.00%, due 7/1/27	270,000	320,471
5.00%, due 7/1/28	270,000	320,161
5.00%, due 7/1/29	100,000	118,302
5.00%, due 7/1/34	200,000	234,676

		4,782,279

Pollution 0.9%
Development Authority of the North Country, Solid Waste Management System, Revenue Bonds
Insured: AGM 3.25%, due 9/1/39	550,000	575,729
Insured: AGM 3.25%, due 9/1/40	570,000	594,932
Insured: AGM 3.25%, due 9/1/42	610,000	633,729
Insured: AGM 3.25%, due 9/1/43	630,000	652,963
Insured: AGM 3.25%, due 9/1/44	650,000	673,348
Insured: AGM 3.375%, due 9/1/38	535,000	569,898
Insured: AGM 3.50%, due 9/1/37	515,000	558,734
Dutchess County Resource Recovery Agency, Solid Waste System, Revenue Bonds (a)
5.00%, due 1/1/25	1,000,000	1,162,220

	Principal Amount	Value
Pollution (continued)
Dutchess County Resource Recovery Agency, Solid Waste System, Revenue Bonds (continued)
5.00%, due 1/1/26	$1,000,000	$1,189,150

		6,610,703

Power 0.7%
Guam Power Authority, Revenue Bonds
Series A 5.00%, due 10/1/38	2,700,000	3,094,767
Series A 5.00%, due 10/1/40	1,250,000	1,426,675
Puerto Rico Electric Power Authority, Revenue Bonds
Series TT, Insured: NATL-RE 5.00%, due 7/1/23	265,000	270,128
Series TT, Insured: NATL-RE 5.00%, due 7/1/26	215,000	220,355

		5,011,925

School District 0.7%
Genesee Valley Central School District at Angelica Belmont, Unlimited General Obligation Insured: AGM 4.00%, due 6/15/30	665,000	700,737
Harrison NY, Central School District, Unlimited General Obligation
Insured: State Aid Withholding 3.50%, due 3/15/44	1,015,000	1,064,025
Insured: State Aid Withholding 3.50%, due 3/15/45	1,055,000	1,104,912
Insured: State Aid Withholding 3.55%, due 3/15/47	1,130,000	1,184,511
Lackawanna School District, Unlimited General Obligation Insured: BAM 4.00%, due 6/15/32	745,000	815,544
Poughkeepsie NY City School District, Unlimited General Obligation Insured: MAC 3.00%, due 5/1/33	400,000	419,472

		5,289,201

Single Family Housing 0.2%
New York Mortgage Agency, Homeowner Mortgage, Revenue Bonds Series 213 4.25%, due 10/1/47	980,000	1,074,384

Tobacco Settlement 4.8%
Chautauqua Tobacco Asset Securitization Corp., Revenue Bonds 5.00%, due 6/1/34	750,000	792,607

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Tobacco Settlement (continued)
Children’s Trust Fund, Asset-Backed, Revenue Bonds
Series A (zero coupon), due 5/15/50	$2,500,000	$355,025
5.625%, due 5/15/43	2,300,000	2,340,733
Erie County Tobacco Asset Securitization Corp., Revenue Bonds Subseries B (zero coupon), due 6/1/47	18,000,000	2,738,160
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	750,000	744,210
Series A-3 5.125%, due 6/1/46	4,015,000	4,014,839
New York Counties Tobacco Trust IV, Settlement Pass Through, Revenue Bonds
Series A 5.00%, due 6/1/42	1,000,000	1,000,060
Series A 5.00%, due 6/1/45	245,000	245,012
New York Counties Tobacco Trust V, Pass Through, Revenue Bonds Series S 1 (zero coupon), due 6/1/38	1,600,000	533,664
New York Counties Tobacco Trust VI, Tobacco Settlement Pass Through, Revenue Bonds Series B 5.00%, due 6/1/30	135,000	152,994
Niagara Tobacco Asset Securitization Corp., Revenue Bonds 5.25%, due 5/15/40	500,000	534,845
Rockland Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds Series B (zero coupon), due 8/15/50 (b)	13,000,000	1,649,960
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds
Series B 5.25%, due 6/1/37	840,000	890,123
Series B 6.00%, due 6/1/48	1,000,000	1,001,600
Series C 6.625%, due 6/1/44	5,300,000	5,583,285
TSASC, Inc., Revenue Bonds
Series B 5.00%, due 6/1/22	500,000	527,515
Series A 5.00%, due 6/1/41	2,000,000	2,247,520
Series B 5.00%, due 6/1/45	8,390,000	8,375,234

	Principal Amount	Value
Tobacco Settlement (continued)
Westchester Tobacco Asset Securitization, Revenue Bonds Series B 5.00%, due 6/1/41	$250,000	$274,658

		34,002,044

Transportation 10.7%
Buffalo & Fort Erie Public Bridge Authority, Revenue Bonds 5.00%, due 1/1/42	1,500,000	1,763,760
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series C, Insured: AGM 4.00%, due 11/15/45	2,500,000	2,807,775
Series C, Insured: AGM 4.00%, due 11/15/48	3,500,000	3,917,620
Metropolitan Transportation Authority, Revenue Bonds
Series B, Insured: AGM 4.00%, due 11/15/49	10,500,000	11,684,085
Series D-1, Insured: BAM 5.00%, due 11/15/33	2,500,000	2,957,550
Series E-1 5.00%, due 11/15/42	685,000	767,460
MTA Hudson Rail Yards Trust Obligations, Revenue Bonds Series A 5.00%, due 11/15/56	7,205,000	8,001,657
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds Series B, Insured: AGM 4.00%, due 1/1/40	13,500,000	15,337,215
New York State Thruway Authority, Revenue Bonds Series L 4.00%, due 1/1/36	4,000,000	4,550,160
Port Authority of Guam, Revenue Bonds (a)
Series B 5.00%, due 7/1/36	225,000	267,570
Series B 5.00%, due 7/1/37	200,000	237,022
Port Authority of New York & New Jersey, Revenue Bonds
Series 214 4.00%, due 9/1/37 (a)	2,500,000	2,872,425
Series 214 4.00%, due 9/1/38 (a)	2,500,000	2,861,525
Series 214 4.00%, due 9/1/39 (a)	1,100,000	1,254,704
Series 214 4.00%, due 9/1/43 (a)	6,530,000	7,366,754
Consolidated—Series 190 5.00%, due 5/1/32	295,000	300,523

20	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Transportation (continued)
Port Authority of New York & New Jersey, Revenue Bonds (continued)
Series 178 5.00%, due 12/1/38 (a)	$1,500,000	$1,679,520
Series 207 5.00%, due 9/15/48 (a)	2,500,000	2,969,900
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Insured: AGC 5.00%, due 7/1/23	340,000	348,364
Series N, Insured: NATL-RE 5.25%, due 7/1/32	1,010,000	1,080,124
Triborough Bridge & Tunnel Authority, Revenue Bonds
Series A 4.00%, due 11/15/44	1,105,000	1,248,783
Series B 5.00%, due 11/15/45	2,000,000	2,346,980

		76,621,476

Utilities 2.0%
Guam Government, Waterworks Authority, Revenue Bonds 5.25%, due 7/1/33	1,230,000	1,352,754
Long Island Power Authority, Revenue Bonds
Series A 4.00%, due 9/1/38	2,000,000	2,261,000
5.00%, due 9/1/37	2,000,000	2,458,200
5.00%, due 9/1/38	1,000,000	1,225,840
5.00%, due 9/1/39	1,000,000	1,222,950
5.00%, due 9/1/42	2,000,000	2,393,340
Series A 5.00%, due 9/1/44	2,000,000	2,271,980
Series B 5.00%, due 9/1/45	1,000,000	1,155,580
Series B 5.00%, due 9/1/46	245,000	288,179

		14,629,823

Water 3.9%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds Series A 6.00%, due 7/1/44	510,000	517,012
Great Neck North, Water Authority, Revenue Bonds
Series A 4.00%, due 1/1/32	250,000	285,573
Series A 4.00%, due 1/1/33	425,000	482,732
Series A 4.00%, due 1/1/34	250,000	283,490

	Principal Amount	Value
Water (continued)
Guam Government, Waterworks Authority, Revenue Bonds 5.00%, due 1/1/46	$3,365,000	$3,800,767
Monroe County Water Authority, Revenue Bonds 5.00%, due 8/1/37	750,000	823,365
New York City Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds Subseries FF-1 4.00%, due 6/15/49	3,000,000	3,355,980
New York City Water & Sewer System, Revenue Bonds Series DD 5.00%, due 6/15/34	1,000,000	1,122,480
New York City Water & Sewer System, Second General Resolution, Revenue Bonds Series AA 4.00%, due 6/15/40	8,000,000	9,158,000
Niagara Falls Public Water Authority, Water & Sewer System, Revenue Bonds Series A 5.00%, due 7/15/34	770,000	914,760
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Series A 5.00%, due 7/1/33	1,085,000	1,132,469
Series A 5.25%, due 7/1/29	1,000,000	1,051,250
Saratoga County Water Authority, Revenue Bonds 4.00%, due 9/1/48	4,600,000	5,046,982

		27,974,860

Total Long-Term Municipal Bonds (Cost $622,539,188)		647,379,410

Short-Term Municipal Notes 10.3%
Closed-End Funds 0.6%
Nuveen New York AMT-Free Quality Municipal Income Fund 1.42%, due 5/1/47 (b)(d)	4,700,000	4,700,000

Development 0.8%
New York City Industrial Development Agency, 123 Washington LLC Project, Revenue Bonds 1.35%, due 10/1/42 (d)	5,500,000	5,500,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Short-Term Municipal Notes (continued)
General 1.1%
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds (d)
Subseries C-4 1.30%, due 11/1/44	$5,000,000	$5,000,000
Subseries 2-A 1.37%, due 11/1/22	3,000,000	3,000,000

		8,000,000

Higher Education 0.6%
New York State Dormitory Authority, Columbia University, Revenue Bonds Series A 0.95%, due 9/1/39 (d)	4,300,000	4,300,000

Medical 1.3%
New York City Health & Hospital Corp., Health System, Revenue Bonds Series B 1.06%, due 2/15/31 (d)	4,060,000	4,060,000
New York State Dormitory Authority, Blythedale Children’s Hospital, Revenue Bonds 1.11%, due 12/1/36 (d)	5,325,000	5,325,000

		9,385,000

Multi-Family Housing 4.6%
Albany, Housing Authority, Nutgrove Garden Apartments Project, Revenue Bonds 1.65%, due 12/1/25 (a)(d)	745,000	745,000
New York City NY, Housing Development Corp., Multifamily, Sustainable Neighborhood, Revenue Bonds Series E-3 1.07%, due 5/1/59 (d)	15,000,000	15,000,000
New York State Housing Finance Agency, 160 Madison Avenue, Revenue Bonds, Series A 1.36%, due 11/1/46 (d)	10,000,000	10,000,000
New York State Housing Finance Agency, 363 West 30th Street, Revenue Bonds Series A 1.16%, due 11/1/32 (a)(d)	2,000,000	2,000,000
New York State Housing Finance Agency, 505 West 37th Street, Revenue Bonds Series A 1.37%, due 5/1/42 (d)	5,000,000	5,000,000

		32,745,000

Power 0.7%
Puerto Rico Electric Power Authority, Revenue Bonds Series UU, Insured: AGM 1.926%, due 7/1/29 (d)	5,000,000	4,950,000

	Principal Amount	Value
Transportation 0.6%
Metropolitan Transportation Authority, Revenue Bonds Series 2012G-3 2.061%, due 11/1/31 (d)	$2,000,000	$2,003,500
Triborough Bridge & Tunnel Authority, Revenue Bonds Series F 1.25%, due 11/1/32 (d)	2,135,000	2,135,000

		4,138,500

Total Short-Term Municipal Notes (Cost $73,435,744)		73,718,500

Total Municipal Bonds (Cost $695,974,932)		721,097,910

	Shares
Closed-End Funds 0.2%
Multi-State 0.0%‡
BlackRock New York Municipal Fund	12,234	170,420

New York 0.2%
Eaton Vance New York Municipal Bond Fund	13,241	159,819
Nuveen New York AMT-Free Quality Municipal Income Fund	100,000	1,332,000

		1,491,819

Total Closed-End Funds (Cost $1,615,818)		1,662,239

Total Investments (Cost $697,660,750)	101.1%	722,760,149
Other Assets, Less Liabilities	(1.1)	(8,041,723)
Net Assets	100.0%	$714,718,426

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(d)

Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

22	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Futures Contracts

As of October 31, 2019, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
10-Year United States Treasury Note	(161)	December 2019	$(21,202,575)	$(20,977,797)	$224,778
United States Treasury Long Bond	(14)	December 2019	(2,308,606)	(2,259,250)	49,356

Net Unrealized Appreciation					$274,134

1.	As of October 31, 2019, cash in the amount of $251,300 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2019.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

MAC—Municipal Assurance Corp.

NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$—	$647,379,410	$—	$647,379,410
Short-Term Municipal Notes	—	73,718,500	—	73,718,500

Total Municipal Bonds	—	721,097,910	—	721,097,910

Closed-End Funds	1,662,239	—	—	1,662,239

Total Investments in Securities	1,662,239	721,097,910	—	722,760,149

Other Financial Instruments
Futures Contracts (b)	274,134	—	—	274,134

Total Investments in Securities and Other Financial Instruments	$1,936,373	$721,097,910	$—	$723,034,283

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in securities, at value (identified cost $697,660,750)	$722,760,149
Cash	10,296,850
Cash collateral on deposit at broker for futures contracts	251,300
Receivables:
Dividends and interest	7,449,592
Fund shares sold	3,504,928
Other assets	10,538

Total assets	744,273,357

Liabilities
Payables:
Investment securities purchased	27,750,240
Fund shares redeemed	808,498
Manager (See Note 3)	253,748
Variation margin on futures contracts	155,750
NYLIFE Distributors (See Note 3)	134,164
Transfer agent (See Note 3)	29,927
Professional fees	22,494
Custodian	11,088
Shareholder communication	11,043
Trustees	1,236
Accrued expenses	6,745
Dividend payable	369,998

Total liabilities	29,554,931

Net assets	$714,718,426

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$66,914
Additional paid-in capital	696,469,570

696,536,484
Total distributable earnings (loss)	18,181,942

Net assets	$714,718,426

Class A
Net assets applicable to outstanding shares	$462,498,542

Shares of beneficial interest outstanding	43,305,146

Net asset value per share outstanding	$10.68
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.18

Investor Class
Net assets applicable to outstanding shares	$463,390

Shares of beneficial interest outstanding	43,391

Net asset value per share outstanding	$10.68
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.18

Class C
Net assets applicable to outstanding shares	$90,552,998

Shares of beneficial interest outstanding	8,477,327

Net asset value and offering price per share outstanding	$10.68

Class I
Net assets applicable to outstanding shares	$161,203,496

Shares of beneficial interest outstanding	15,088,323

Net asset value and offering price per share outstanding	$10.68

24	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Interest	$20,644,522
Dividends	64,289

Total income	20,708,811

Expenses
Manager (See Note 3)	2,731,850
Distribution/Service—Class A (See Note 3)	778,950
Distribution/Service—Investor Class (See Note 3)	988
Distribution/Service—Class C (See Note 3)	339,688
Transfer agent (See Note 3)	170,746
Professional fees	91,435
Custodian	33,266
Shareholder communication	26,527
Trustees	13,894
Registration	13,358
Miscellaneous	27,077

Total expenses before waiver/reimbursement	4,227,779
Expense waiver/reimbursement from Manager (See Note 3)	(362,090)

Net expenses	3,865,689

Net investment income (loss)	16,843,122

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	282,904
Futures transactions	(1,978,348)

Net realized gain (loss) on investments and futures transactions	(1,695,444)

Net change in unrealized appreciation (depreciation) on:
Investments	28,860,927
Futures contracts	(109,206)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	28,751,721

Net realized and unrealized gain (loss) on investments and futures transactions	27,056,277

Net increase (decrease) in net assets resulting from operations	$43,899,399

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$16,843,122	$11,179,206
Net realized gain (loss) on investments and futures transactions	(1,695,444)	(1,048,372)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	28,751,721	(6,325,897)

Net increase (decrease) in net assets resulting from operations	43,899,399	3,804,937

Distributions to shareholders:
Class A	(9,358,147)	(5,421,620)
Investor Class	(12,311)	(11,824)
Class C	(1,884,422)	(1,526,713)
Class I	(5,614,212)	(4,219,049)

Total distributions to shareholders	(16,869,092)	(11,179,206)

Capital share transactions:
Net proceeds from sale of shares	455,648,200	247,621,060
Net asset value of shares issued to shareholders in reinvestment of distributions	12,987,013	8,354,420
Cost of shares redeemed	(203,228,740)	(83,123,262)

Increase (decrease) in net assets derived from capital share transactions	265,406,473	172,852,218

Net increase (decrease) in net assets	292,436,780	165,477,949

Net Assets
Beginning of year	422,281,646	256,803,697

End of year	$714,718,426	$422,281,646

26	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019		2018	2017	2016	2015

Net asset value at beginning of year	$10.12		$10.34	$10.58	$10.33	$10.35

Net investment income (loss)	0.32		0.34	0.36	0.36	0.37

Net realized and unrealized gain (loss) on investments	0.56		(0.22)	(0.24)	0.25	(0.02)

Total from investment operations	0.88		0.12	0.12	0.61	0.35

Less dividends:

From net investment income	(0.32)		(0.34)	(0.36)	(0.36)	(0.37)

Net asset value at end of year	$10.68		$10.12	$10.34	$10.58	$10.33

Total investment return (a)	8.84%		1.17%	1.23%	5.95%	3.47%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.00%		3.31%	3.50%	3.33%	3.60%

Net expenses (b)	0.75%		0.75%	0.75%	0.75%	0.75%

Expenses (before waiver/reimbursement) (b)	0.82%		0.82%	0.83%	0.85%	0.86%

Portfolio turnover rate	28	%(c)	33%	30%	28%	19%

Net assets at end of year (in 000’s)	$462,499		$186,579	$148,823	$120,368	$52,996

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

	Year ended October 31,

Investor Class	2019		2018	2017	2016	2015

Net asset value at beginning of year	$10.13		$10.34	$10.59	$10.33	$10.35

Net investment income (loss)	0.32		0.34	0.36	0.36	0.37

Net realized and unrealized gain (loss) on investments	0.55		(0.21)	(0.25)	0.26	(0.02)

Total from investment operations	0.87		0.13	0.11	0.62	0.35

Less dividends:

From net investment income	(0.32)		(0.34)	(0.36)	(0.36)	(0.37)

Net asset value at end of year	$10.68		$10.13	$10.34	$10.59	$10.33

Total investment return (a)	8.72%		1.25%	1.10%	6.02%	3.42%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.06%		3.29%	3.48%	3.33%	3.56%

Net expenses (b)	0.77%		0.78%	0.79%	0.79%	0.81%

Expenses (before waiver/reimbursement) (b)	0.84%		0.85%	0.87%	0.89%	0.92%

Portfolio turnover rate	28	%(c)	33%	30%	28%	19%

Net assets at end of year (in 000’s)	$463		$385	$356	$334	$188

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class C	2019		2018	2017	2016	2015

Net asset value at beginning of year	$10.12		$10.34	$10.59	$10.34	$10.35

Net investment income (loss)	0.30		0.31	0.33	0.33	0.34

Net realized and unrealized gain (loss) on investments	0.56		(0.22)	(0.25)	0.25	(0.01)

Total from investment operations	0.86		0.09	0.08	0.58	0.33

Less dividends:

From net investment income	(0.30)		(0.31)	(0.33)	(0.33)	(0.34)

Net asset value at end of year	$10.68		$10.12	$10.34	$10.59	$10.34

Total investment return (a)	8.55%		0.90%	0.85%	5.65%	3.25%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.77%		3.04%	3.23%	3.04%	3.27%

Net expenses (b)	1.02%		1.03%	1.03%	1.04%	1.06%

Expenses (before waiver/reimbursement) (b)	1.09%		1.10%	1.11%	1.14%	1.17%

Portfolio turnover rate	28	%(c)	33%	30%	28%	19%

Net assets at end of year (in 000’s)	$90,553		$54,258	$45,547	$43,644	$18,013

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

	Year ended October 31,

Class I	2019		2018	2017	2016	2015

Net asset value at beginning of year	$10.13		$10.34	$10.59	$10.34	$10.35

Net investment income (loss)	0.35		0.37	0.39	0.39	0.40

Net realized and unrealized gain (loss) on investments	0.55		(0.21)	(0.25)	0.25	(0.01)

Total from investment operations	0.90		0.16	0.14	0.64	0.39

Less dividends:

From net investment income	(0.35)		(0.37)	(0.39)	(0.39)	(0.40)

Net asset value at end of year	$10.68		$10.13	$10.34	$10.59	$10.34

Total investment return (a)	9.01%		1.53%	1.39%	6.22%	3.84%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.37%		3.54%	3.76%	3.61%	3.86%

Net expenses (b)	0.50%		0.50%	0.50%	0.50%	0.50%

Expenses (before waiver/reimbursement) (b)	0.57%		0.57%	0.58%	0.60%	0.61%

Portfolio turnover rate	28	%(c)	33%	30%	28%	19%

Net assets at end of year (in 000’s)	$161,203		$181,059	$62,078	$53,894	$39,528

(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

28	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay New York Tax Free Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares commenced operation on May 14, 2012. Class R6 shares were registered for sale effective as of February 28, 2017. As of October 31, 2019, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and New York state and, in some cases, New York local income taxes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

29

Notes to Financial Statements (continued)

market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

In calculating NAV, a closed end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed end funds are taken from the exchange where the security is primarily traded. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as

30	MainStay MacKay New York Tax Free Opportunities Fund

security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a

31

Notes to Financial Statements (continued)

liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2019, open futures contracts are shown in the Portfolio of Investments.

(H)  Municipal Bond Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies and instrumentalities, events in New York will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of

October 31, 2019, 53.6% of the Puerto Rico municipal securities held by the Fund were insured.

On February 12, 2019, the Puerto Rico Sales Tax Financing Corporation (“COFINA”) restructured $17.5 billion of its debt into $12 billion of new securities. On May 3, 2019, the Financial Oversight and Management Board for Puerto Rico (the “Oversight Board”), the Commonwealth of Puerto Rico and a majority of creditors committed to a restructuring support agreement (“RSA”) to restructure the outstanding debt of the Puerto Rico Electric Power Authority. The RSA still requires approval from Judge Laura Taylor Swain and the Puerto Rican legislature and there is no assurance that either will approve of the agreement. On September 27, 2019, the Oversight Board released its draft of Puerto Rico’s Bankruptcy Plan of Adjustment. There is no assurance that the plan will be approved by creditors or Judge Swain.

On August 7, 2019, the U.S. Court of Appeals for the First Circuit entered an order denying the Oversight Board’s motion to dismiss as equitably moot the appeal of Judge Swain’s rulings related to confirmation of the COFINA third amended plan of adjustment. The appeal of the COFINA debt restructuring stems from a group of legacy COFINA subordinate bondholders. There is no assurance the First Circuit will uphold the COFINA plan of adjustment approved by Judge Swain. As of October 31, 2019, the Fund held less than 0.1% of its net assets in COFINA bonds that have not yet been restructured.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

32	MainStay MacKay New York Tax Free Opportunities Fund

Fair value of derivative instruments as of October 31, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized appreciation on investments and futures contracts (a)	$274,134	$274,134

Total Fair Value		$274,134	$274,134

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(1,978,348)	$(1,978,348)

Total Realized Gain (Loss)		$(1,978,348)	$(1,978,348)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(109,206)	$(109,206)

Total Change in Unrealized Appreciation (Depreciation)		$(109,206)	$(109,206)

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Short	$(22,369,020)	$(22,369,020)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C and Class I. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $2,731,850 and waived its fees and/or reimbursed expenses in the amount of $362,090 and paid the Subadvisor in the amount of $1,184,880.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

33

Notes to Financial Statements (continued)

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $23,394 and $454, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $41,722 and $15,653, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$89,886
Investor Class	186
Class C	31,623
Class I	49,051

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the pro-

ceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$697,660,750	$27,001,457	$(1,902,057)	$25,099,400

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$351,604	$(6,899,064)	$(369,998)	$25,099,400	$18,181,942

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to the mark to market of futures contracts. The other temporary differences are primarily due to dividends payable.

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $6,899,064 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$4,114	$2,785

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$150,332	$81,368
Exempt Interest Dividends	16,718,760	11,097,838
Total	$16,869,092	$11,179,206

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

34	MainStay MacKay New York Tax Free Opportunities Fund

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of securities, other than short-term securities, were $412,165 and $147,279, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	30,142,078	$316,606,464
Shares issued to shareholders in reinvestment of dividends and distributions	738,756	7,786,608
Shares redeemed	(6,005,604)	(63,002,349)

Net increase (decrease) in shares outstanding before conversion	24,875,230	261,390,723
Shares converted into Class A (See Note 1)	11,337	118,231
Shares converted from Class A (See Note 1)	(11,880)	(127,392)

Net increase (decrease)	24,874,687	$261,381,562

Year ended October 31, 2018:
Shares sold	7,237,518	$74,403,903
Shares issued to shareholders in reinvestment of dividends and distributions	416,966	4,285,697
Shares redeemed	(3,627,099)	(37,361,677)

Net increase (decrease) in shares outstanding before conversion	4,027,385	41,327,923
Shares converted into Class A (See Note 1)	16,187	166,224
Shares converted from Class A (See Note 1)	(9,361)	(96,372)

Net increase (decrease)	4,034,211	$41,397,775

Investor Class	Shares	Amount
Year ended October 31, 2019:
Shares sold	15,808	$166,338
Shares issued to shareholders in reinvestment of dividends and distributions	1,090	11,427
Shares redeemed	(4,974)	(51,931)

Net increase (decrease) in shares outstanding before conversion	11,924	125,834
Shares converted into Investor Class (See Note 1)	4,815	50,778
Shares converted from Investor Class (See Note 1)	(11,331)	(118,231)

Net increase (decrease)	5,408	$58,381

Year ended October 31, 2018:
Shares sold	22,722	$234,114
Shares issued to shareholders in reinvestment of dividends and distributions	1,006	10,338
Shares redeemed	(6,763)	(69,673)

Net increase (decrease) in shares outstanding before conversion	16,965	174,779
Shares converted into Investor Class (See Note 1)	2,783	28,481
Shares converted from Investor Class (See Note 1)	(16,187)	(166,224)

Net increase (decrease)	3,561	$37,036

35

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2019:
Shares sold	4,156,461	$43,764,145
Shares issued to shareholders in reinvestment of dividends and distributions	109,137	1,146,967
Shares redeemed	(1,146,376)	(11,964,420)

Net increase (decrease) in shares outstanding before conversion	3,119,222	32,946,692
Shares converted from Class C (See Note 1)	(845)	(8,727)

Net increase (decrease)	3,118,377	$32,937,965

Year ended October 31, 2018:
Shares sold	1,613,064	$16,611,042
Shares issued to shareholders in reinvestment of dividends and distributions	86,752	891,702
Shares redeemed	(746,289)	(7,677,681)

Net increase (decrease)	953,527	$9,825,063

Class I	Shares	Amount
Year ended October 31, 2019:
Shares sold	9,125,184	$95,111,253
Shares issued to shareholders in reinvestment of dividends and distributions	387,477	4,042,011
Shares redeemed	(12,313,834)	(128,210,040)

Net increase (decrease) in shares outstanding before conversion	(2,801,173)	(29,056,776)
Shares converted into Class I (See Note 1)	7,902	85,341

Net increase (decrease)	(2,793,271)	$(28,971,435)

Year ended October 31, 2018:
Shares sold	15,264,345	$156,372,001
Shares issued to shareholders in reinvestment of dividends and distributions	308,192	3,166,683
Shares redeemed	(3,701,555)	(38,014,231)

Net increase (decrease) in shares outstanding before conversion	11,870,982	121,524,453
Shares converted into Class I (See Note 1)	6,579	67,891

Net increase (decrease)	11,877,561	$121,592,344

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. At this time, management is evaluating the implications of the ASU and any impact on the financial statements has not yet been determined.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

Effective November 1, 2019, Class R6 shares of the Fund have now been made available for purchase.

36	MainStay MacKay New York Tax Free Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay New York Tax Free Opportunities Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

37

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 99.1% of the ordinary income dividends paid during its fiscal year ended October 31, 2019 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

38	MainStay MacKay New York Tax Free Opportunities Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

39

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

40	MainStay MacKay New York Tax Free Opportunities Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

41

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

42	MainStay MacKay New York Tax Free Opportunities Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1716276 MS159-19	MSNTF11-12/19 (NYLIM) NL222

MainStay MacKay Short Duration High Yield Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	12/17/2012	2.24 5.40%	3.66 4.29%	3.90 4.36%	1.07 1.07%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	12/17/2012	2.17 5.33	3.55 4.19	3.78 4.24	1.11 1.11
Class C Shares	Maximum 1% CDSC if Redeemed Within 18 months of Purchase	With sales charges Excluding sales charges	12/17/2012	3.54 4.54	3.43 3.43	3.49 3.49	1.86 1.86
Class I Shares	No Sales Charge		12/17/2012	5.67	4.53	4.61	0.82
Class R2 Shares	No Sales Charge		12/17/2012	5.31	4.19	4.25	1.17
Class R3 Shares	No Sales Charge		2/29/2016	5.05	5.96	5.96	1.42

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception

ICE BofAML 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index[3]	7.05%	4.47%	4.80%
Morningstar High Yield Bond Category Average[4]	7.14	3.97	4.38

3.

ICE BofAML 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index is the Fund’s primary broad-based securities market index for comparison purposes. The ICE BofAML 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Short Duration High Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Short Duration High Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,018.40	$5.24	$1,020.01	$5.24	1.03%

Investor Class Shares	$1,000.00	$1,017.90	$5.70	$1,019.56	$5.70	1.12%

Class C Shares	$1,000.00	$1,015.10	$9.50	$1,015.78	$9.50	1.87%

Class I Shares	$1,000.00	$1,019.70	$3.92	$1,021.32	$3.92	0.77%

Class R2 Shares	$1,000.00	$1,019.00	$5.75	$1,019.51	$5.75	1.13%

Class R3 Shares	$1,000.00	$1,016.60	$6.96	$1,018.30	$6.97	1.37%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of October 31, 2019 (excluding short-term investments) (Unaudited)

1.	HCA, Inc., 5.375%–7.58%, due 2/15/22–9/15/25

2.	Equinix, Inc., 5.375%–5.875%, due 1/1/22–1/15/26

3.	Sprint Corp., 7.875%, due 9/15/23

4.	T-Mobile USA, Inc., 4.00%–6.50%, due 4/15/22–3/1/25

5.	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%–5.875%, due 9/30/22–5/1/25
6.	Bass Pro Group LLC, 6.786%, due 9/25/24

7.	TransDigm, Inc., 6.00%–6.50%, due 7/15/22–3/15/26

8.	MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc., 5.625%, due 5/1/24

9.	Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd., 7.375%, due 12/15/23

10.	TPC Group, Inc., 10.50%, due 8/1/24

8	MainStay MacKay Short Duration High Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Short Duration High Yield Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay MacKay Short Duration High Yield Fund returned 5.67%, underperforming the 7.05% return of the Fund’s primary benchmark, the ICE BofAML 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index. Over the same period, Class I shares also underperformed the 7.14% return of the Morningstar High Yield Bond Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

High-yield spreads2 widened in the fourth quarter of 2018 alongside a sell-off in U.S. equities due to increased interest-rate volatility, global recessionary fears, international trade conflicts and outflows from U.S. high-yield mutual funds and exchange-traded funds (“ETFs”). Throughout the first 10 months of 2019, both the equity and high-yield markets rebounded on improved trade talks and the Federal Reserve Board’s reversal of its interest rate policy. The positive turn in flow activity in funds and ETFs, coupled with muted new issuance, aided returns in the U.S. high-yield market.

During the reporting period, the Fund produced strong absolute returns but trailed the returns of the ICE BofAML 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index. The leading detractor from the Fund’s relative performance was its shorter duration3 profile compared to that of the Index. Relative performance also suffered due to the Fund’s underperformance in the capital goods sector, while security selection in the energy sector contributed positively to relative performance.

What was the Fund’s duration strategy during the reporting period?

The Fund is not managed to a duration strategy, and the Fund’s duration positioning is the result of our bottom-up investment process. As of October 31, 2019, the Fund’s modified duration to worst4 was 1.6 years, compared with 1.9 years for the ICE BofAML 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the Fund’s underweight exposure to the energy sector and its security selection in the basic industry and services sectors made the strongest positive contributions to relative performance. (Contributions take weightings and total returns into account.) Conversely, security selection in the telecommunications and capital goods sectors detracted from relative performance over the same period.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the Fund bought a new issue from airplane component manufacturer TransDigm, a company with financial flexibility that comes with a $23 billion equity market capitalization and diverse aerospace assets. Over the same period, the Fund sold its full positions in Tenet Healthcare after the company’s bonds appreciated in price in the first quarter of 2019 on positive financial results.

How did the Fund’s sector weightings change during the reporting period?

The Fund moderately increased its exposure to both the leisure and metals/mining sectors and decreased its exposure in the health care and support services sectors. However, these changes were not material, and there were no additional, material changes to the Fund’s sector weightings during the reporting period.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2019, the Fund held overweight positions relative to the ICE BofAML 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index in the telecommunications, automotive and retail sectors. As of the same date, the Fund held underweight positions relative to its benchmark in the banking, energy and capital goods sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2019

	Principal Amount	Value
Long-Term Bonds 91.9%† Convertible Bonds 1.3%
Auto Parts & Equipment 0.1%
Exide Technologies 7.25% (7.25% PIK), due 4/30/27 (a)(b)(c)(d)(e)	$2,151,773	$839,191

Media 0.9%
Dish Network Corp. 2.375%, due 3/15/24	17,350,000	15,617,650

Oil & Gas 0.1%
Whiting Petroleum Corp. 1.25%, due 4/1/20	854,000	843,678

Real Estate Investment Trusts 0.2%
VEREIT, Inc. 3.75%, due 12/15/20	3,365,000	3,417,396

Total Convertible Bonds (Cost $20,352,372)		20,717,915

Corporate Bonds 79.6%
Advertising 0.6%
Lamar Media Corp. 5.375%, due 1/15/24	6,500,000	6,661,265
Outfront Media Capital LLC / Outfront Media Capital Corp. 5.875%, due 3/15/25	2,000,000	2,065,000

		8,726,265

Aerospace & Defense 1.6%
F-Brasile S.p.A. / F-Brasile U.S. LLC 7.375%, due 8/15/26 (c)	3,000,000	3,135,000
TransDigm, Inc.
6.00%, due 7/15/22	6,700,000	6,813,900
6.25%, due 3/15/26 (c)	4,360,000	4,670,650
6.50%, due 7/15/24	10,045,000	10,371,462

		24,991,012

Auto Manufacturers 1.2%
Aston Martin Capital Holdings, Ltd. 6.50%, due 4/15/22 (c)(f)	6,900,000	6,037,500
BCD Acquisition, Inc. 9.625%, due 9/15/23 (c)	4,942,000	5,084,181
McLaren Finance PLC 5.75%, due 8/1/22 (c)	7,300,000	6,942,300

		18,063,981

Auto Parts & Equipment 1.6%
American Axle & Manufacturing, Inc. 6.25%, due 4/1/25	2,000,000	1,927,500

	Principal Amount	Value
Auto Parts & Equipment (continued)
Exide International Holdings, L.P. 10.75% (6.25% Cash and 4.50% PIK), due 10/31/21 (a)(b)(c)(d)(e)	$3,990,520	$3,902,728
Exide Technologies (a)(b)(c)(d)(e)
11.00% (3.00% Cash and 8.00% PIK), due 10/31/24	9,811,950	8,448,089
11.00% (3.00% Cash and 8.00% PIK), due 10/31/24	1,589,686	1,232,007
Meritor, Inc. 6.25%, due 2/15/24	2,000,000	2,050,000
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (c)	6,162,000	6,266,754
Tenneco, Inc. 5.375%, due 12/15/24	1,580,000	1,390,400

		25,217,478

Building Materials 0.5%
Summit Materials LLC / Summit Materials Finance Corp. 6.125%, due 7/15/23	7,305,000	7,444,708

Chemicals 2.9%
Blue Cube Spinco LLC 9.75%, due 10/15/23	9,222,000	10,051,980
Kissner Holdings, L.P. / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA 8.375%, due 12/1/22 (c)	5,900,000	6,139,687
Neon Holdings, Inc. 10.125%, due 4/1/26 (c)	1,600,000	1,582,000
NOVA Chemicals Corp. 4.875%, due 6/1/24 (c)	1,090,000	1,106,350
Olin Corp. 5.50%, due 8/15/22	3,400,000	3,625,250
PolyOne Corp. 5.25%, due 3/15/23	3,025,000	3,263,219
PQ Corp. 6.75%, due 11/15/22 (c)	1,904,000	1,965,880
TPC Group, Inc. 10.50%, due 8/1/24 (c)	16,363,000	17,344,780

		45,079,146

Coal 0.2%
Natural Resource Partners LP / NRP Finance Corp. 9.125%, due 6/30/25 (c)	2,850,000	2,671,875

Commercial Services 3.0%
Ashtead Capital, Inc. 5.625%, due 10/1/24 (c)	2,550,000	2,626,500
Capitol Investment Merger Sub 2 LLC 10.00%, due 8/1/24 (c)	3,095,000	3,187,850

10	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
Flexi-Van Leasing, Inc. 10.00%, due 2/15/23 (c)	$4,015,000	$3,814,250
Gartner, Inc. 5.125%, due 4/1/25 (c)	5,720,000	5,998,564
IHS Markit, Ltd. 5.00%, due 11/1/22 (c)	6,630,000	7,087,268
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, due 8/1/23 (c)	3,200,000	3,312,000
Nielsen Co. Luxembourg S.A.R.L. 5.50%, due 10/1/21 (c)	5,845,000	5,859,613
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20	3,000,000	3,000,180
5.00%, due 4/15/22 (c)	6,330,000	6,361,777
Service Corp. International 5.375%, due 5/15/24	1,200,000	1,237,500
United Rentals North America, Inc.
4.625%, due 7/15/23	3,000,000	3,064,500
5.50%, due 7/15/25	1,000,000	1,038,700

		46,588,702

Computers 0.4%
NCR Corp.
5.00%, due 7/15/22	3,000,000	3,026,250
5.875%, due 12/15/21	3,335,000	3,343,338

		6,369,588

Cosmetics & Personal Care 0.3%
Edgewell Personal Care Co.
4.70%, due 5/19/21	1,775,000	1,817,156
4.70%, due 5/24/22	3,254,000	3,359,755

		5,176,911

Distribution & Wholesale 0.4%
LKQ Corp. 4.75%, due 5/15/23	5,805,000	5,919,242

Diversified Financial Services 1.7%
Credit Acceptance Corp. 6.125%, due 2/15/21	9,647,000	9,671,117
Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.25%, due 8/15/24 (c)	600,000	604,500
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. (c)
5.25%, due 3/15/22	1,730,000	1,792,712
5.875%, due 8/1/21	5,455,000	5,536,825
LPL Holdings, Inc. 5.75%, due 9/15/25 (c)	1,525,000	1,582,188

	Principal Amount	Value
Diversified Financial Services (continued)
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22 (c)	$8,000,000	$8,240,000

		27,427,342

Electric 0.6%
AES Corp. 4.875%, due 5/15/23	1,462,000	1,485,392
Calpine Corp. (c)
5.875%, due 1/15/24	2,550,000	2,606,100
6.00%, due 1/15/22	3,394,000	3,398,752
Vistra Energy Corp. 5.875%, due 6/1/23	1,496,000	1,527,790

		9,018,034

Electrical Components & Equipment 0.3%
WESCO Distribution, Inc. 5.375%, due 12/15/21	4,540,000	4,562,882

Energy 0.1%
KeyStone Power Pass-Through Holders 9.00%, due 12/1/23 (e)	810,709	826,923

Energy—Alternate Sources 0.0%‡
Pattern Energy Group, Inc. 5.875%, due 2/1/24 (c)	750,000	768,750

Engineering & Construction 0.4%
Great Lakes Dredge & Dock Corp. 8.00%, due 5/15/22	1,180,000	1,250,800
Weekley Homes LLC / Weekley Finance Corp. 6.00%, due 2/1/23	5,260,000	5,273,150

		6,523,950

Entertainment 1.0%
Boyne USA, Inc. 7.25%, due 5/1/25 (c)	2,965,000	3,239,262
Eldorado Resorts, Inc. 6.00%, due 4/1/25	7,655,000	8,047,319
International Game Technology PLC (c)
6.25%, due 2/15/22	1,500,000	1,578,750
6.50%, due 2/15/25	1,400,000	1,555,750
Jacobs Entertainment, Inc. 7.875%, due 2/1/24 (c)	1,000,000	1,062,500

		15,483,581

Finance—Other Services 0.3%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 4.75%, due 9/15/24 (c)	4,000,000	4,040,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Food 1.5%
C&S Group Enterprises LLC 5.375%, due 7/15/22 (c)	$14,660,000	$14,696,650
Ingles Markets, Inc. 5.75%, due 6/15/23	2,350,000	2,397,000
Lamb Weston Holdings, Inc. 4.625%, due 11/1/24 (c)	750,000	788,437
Land O’Lakes, Inc. 6.00%, due 11/15/22 (c)	1,349,000	1,434,999
TreeHouse Foods, Inc. 4.875%, due 3/15/22	3,500,000	3,513,125

		22,830,211

Food Services 0.3%
Aramark Services, Inc. 5.125%, due 1/15/24	4,215,000	4,345,707

Forest Products & Paper 0.5%
Mercer International, Inc.
6.50%, due 2/1/24	2,740,000	2,822,200
7.375%, due 1/15/25	2,050,000	2,126,875
7.375%, due 1/15/25 (c)	2,195,000	2,277,313

		7,226,388

Gas 1.2%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 5.625%, due 5/20/24	10,900,000	11,744,750
Rockpoint Gas Storage Canada, Ltd. 7.00%, due 3/31/23 (c)	6,800,000	6,783,000

		18,527,750

Health Care—Products 0.7%
Avanos Medical, Inc. 6.25%, due 10/15/22	8,110,000	8,227,595
Hologic, Inc. 4.375%, due 10/15/25 (c)	750,000	768,398
Teleflex, Inc. 5.25%, due 6/15/24	2,500,000	2,567,187

		11,563,180

Health Care—Services 4.4%
Acadia Healthcare Co., Inc. 5.625%, due 2/15/23	7,410,000	7,521,150
Centene Corp. 6.125%, due 2/15/24	1,525,000	1,585,527
Encompass Health Corp.
5.125%, due 3/15/23	8,675,000	8,848,500
5.75%, due 11/1/24	3,717,000	3,758,816
HCA, Inc.
5.375%, due 2/1/25	9,250,000	10,163,438
5.875%, due 5/1/23	9,255,000	10,154,586

	Principal Amount	Value
Health Care—Services (continued)
HCA, Inc. (continued)
7.50%, due 2/15/22	$17,000,000	$18,861,500
7.50%, due 12/15/23	2,895,000	3,285,825
7.58%, due 9/15/25	188,000	224,190
Molina Healthcare, Inc. 5.375%, due 11/15/22	3,750,000	3,956,250
Regionalcare Hospital Partners Holdings, Inc. 8.25%, due 5/1/23 (c)	750,000	800,625

		69,160,407

Home Builders 1.7%
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, due 7/1/22 (c)	3,900,000	3,963,375
Meritage Homes Corp.
6.00%, due 6/1/25	750,000	838,125
7.00%, due 4/1/22	2,350,000	2,567,375
New Home Co., Inc. 7.25%, due 4/1/22	3,185,000	3,015,797
Shea Homes, L.P. / Shea Homes Funding Corp. 5.875%, due 4/1/23 (c)	8,309,000	8,495,952
Williams Scotsman International, Inc. (c)
6.875%, due 8/15/23	4,565,000	4,793,250
7.875%, due 12/15/22	2,495,000	2,601,038

		26,274,912

Household Products & Wares 1.1%
Prestige Brands, Inc. (c)
5.375%, due 12/15/21	9,264,000	9,282,528
6.375%, due 3/1/24	4,500,000	4,696,875
Spectrum Brands, Inc. 6.125%, due 12/15/24	2,800,000	2,894,500

		16,873,903

Insurance 0.3%
MGIC Investment Corp. 5.75%, due 8/15/23	4,000,000	4,395,000

Internet 2.3%
Cogent Communications Group, Inc. (c)
5.375%, due 3/1/22	8,171,000	8,497,840
5.625%, due 4/15/21	5,630,000	5,693,338
Netflix, Inc.
5.375%, due 2/1/21	2,000,000	2,070,000
5.50%, due 2/15/22	6,300,000	6,678,000
5.75%, due 3/1/24	4,980,000	5,481,922
5.875%, due 2/15/25	2,000,000	2,200,000
VeriSign, Inc. 4.625%, due 5/1/23	5,627,000	5,725,472

		36,346,572

12	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Investment Companies 1.5%
Compass Group Diversified Holdings LLC 8.00%, due 5/1/26 (c)	$3,177,000	$3,415,275
FS Energy & Power Fund 7.50%, due 8/15/23 (c)	16,990,000	17,226,161
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp. 6.75%, due 2/1/24	2,950,000	3,075,375

		23,716,811

Iron & Steel 0.8%
Allegheny Technologies, Inc. 5.95%, due 1/15/21	1,704,000	1,755,120
Big River Steel LLC / BRS Finance Corp. 7.25%, due 9/1/25 (c)	10,235,000	10,516,463

		12,271,583

Leisure Time 0.8%
Carlson Travel, Inc. 6.75%, due 12/15/23 (c)(f)	11,665,000	11,960,270
Vista Outdoor, Inc. 5.875%, due 10/1/23	1,425,000	1,303,875

		13,264,145

Lodging 1.3%
Boyd Gaming Corp.
6.375%, due 4/1/26	1,000,000	1,062,500
6.875%, due 5/15/23	1,450,000	1,504,375
Choice Hotels International, Inc.
5.70%, due 8/28/20	2,490,000	2,558,475
5.75%, due 7/1/22	1,000,000	1,085,000
Hilton Domestic Operating Co., Inc. 4.25%, due 9/1/24	2,000,000	2,035,000
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. 6.75%, due 11/15/21 (c)	9,986,000	10,198,202
MGM Resorts International 7.75%, due 3/15/22	2,000,000	2,235,000

		20,678,552

Machinery—Diversified 0.8%
Briggs & Stratton Corp. 6.875%, due 12/15/20	3,425,000	3,390,750
Colfax Corp. 6.00%, due 2/15/24 (c)	6,925,000	7,340,500
Tennant Co. 5.625%, due 5/1/25	1,954,000	2,027,275

		12,758,525

Media 5.1%
Block Communications, Inc. 6.875%, due 2/15/25 (c)	4,200,000	4,378,500
Cablevision Systems Corp. 5.875%, due 9/15/22	3,250,000	3,505,938

	Principal Amount	Value
Media (continued)
CCO Holdings LLC / CCO Holdings Capital Corp.
5.125%, due 2/15/23	$9,150,000	$9,344,437
5.25%, due 9/30/22	6,450,000	6,538,687
5.375%, due 5/1/25 (c)	1,500,000	1,556,250
5.75%, due 9/1/23	960,000	979,200
5.75%, due 1/15/24	4,014,000	4,113,146
5.875%, due 4/1/24 (c)	3,018,000	3,146,265
CSC Holdings LLC 5.375%, due 7/15/23 (c)	5,425,000	5,560,517
DISH DBS Corp.
5.875%, due 7/15/22	3,550,000	3,712,626
6.75%, due 6/1/21	12,600,000	13,230,000
Quebecor Media, Inc. 5.75%, due 1/15/23	6,920,000	7,488,824
Sirius XM Radio, Inc. 4.625%, due 7/15/24 (c)	6,000,000	6,270,000
Sterling Entertainment Enterprises LLC 10.25%, due 1/15/25 (b)(d)(e)(g)	3,000,000	3,157,500
Videotron, Ltd.
5.00%, due 7/15/22	5,869,000	6,177,122
5.375%, due 6/15/24 (c)	1,000,000	1,086,250

		80,245,262

Metal Fabricate & Hardware 2.1%
Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd. 7.375%, due 12/15/23 (c)	18,756,000	18,099,540
Novelis Corp. 6.25%, due 8/15/24 (c)	14,174,000	14,847,265

		32,946,805

Mining 1.1%
Constellium S.E. (c)
5.75%, due 5/15/24	3,950,000	4,063,957
6.625%, due 3/1/25	1,000,000	1,046,550
First Quantum Minerals, Ltd. (c)
7.00%, due 2/15/21	268,000	269,340
7.25%, due 5/15/22	3,000,000	3,000,000
7.25%, due 4/1/23	3,416,000	3,426,675
Hecla Mining Co. 6.875%, due 5/1/21	3,125,000	3,078,125
Joseph T. Ryerson & Son, Inc. 11.00%, due 5/15/22 (c)	2,000,000	2,117,500

		17,002,147

Miscellaneous—Manufacturing 1.0%
FXI Holdings, Inc. 7.875%, due 11/1/24 (c)	2,000,000	1,777,000
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (c)	10,802,000	10,788,497
Hill-Rom Holdings, Inc. 5.00%, due 2/15/25 (c)	1,000,000	1,036,250

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing (continued)
Koppers, Inc. 6.00%, due 2/15/25 (c)	$2,550,000	$2,542,248

		16,143,995

Oil & Gas 6.4%
Antero Resources Corp. 5.375%, due 11/1/21	3,250,000	2,900,625
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 10.00%, due 4/1/22 (c)	4,796,000	4,538,455
California Resources Corp. 8.00%, due 12/15/22 (c)	4,599,000	1,425,690
Callon Petroleum Co. 6.125%, due 10/1/24	3,390,000	3,220,500
CNX Resources Corp. 5.875%, due 4/15/22	5,513,000	5,388,958
Continental Resources, Inc. 5.00%, due 9/15/22	1,306,000	1,315,971
Energy Ventures Gom LLC / EnVen Finance Corp. 11.00%, due 2/15/23 (c)	2,000,000	1,970,000
Gulfport Energy Corp.
6.00%, due 10/15/24	1,000,000	642,500
6.625%, due 5/1/23	9,049,000	6,764,127
Newfield Exploration Co. 5.75%, due 1/30/22	5,652,000	6,035,332
Parsley Energy LLC / Parsley Finance Corp. 6.25%, due 6/1/24 (c)	1,450,000	1,509,813
PBF Holding Co. LLC / PBF Finance Corp. 7.00%, due 11/15/23	7,936,000	8,174,080
PDC Energy, Inc. 6.125%, due 9/15/24	3,650,000	3,542,781
PetroQuest Energy, Inc. 10.00% (10.00% PIK), due 2/15/24 (a)(b)(d)(e)	726,882	268,946
QEP Resources, Inc.
5.375%, due 10/1/22	2,674,000	2,620,734
6.875%, due 3/1/21	6,941,000	6,949,676
Range Resources Corp.
5.75%, due 6/1/21	7,980,000	7,930,125
5.875%, due 7/1/22	7,520,000	7,144,000
Rex Energy Corp. (Escrow Claim) 8.00%, due 10/1/20 (e)(g)(h)	7,906,000	19,765
Southwestern Energy Co. 6.20%, due 1/23/25	8,429,000	7,417,520
Talos Production LLC / Talos Production Finance, Inc. 11.00%, due 4/3/22	12,957,468	13,184,224

	Principal Amount	Value
Oil & Gas (continued)
Transocean Guardian, Ltd. 5.875%, due 1/15/24 (c)	$534,000	$534,000
Transocean Sentry, Ltd. 5.375%, due 5/15/23 (c)	6,999,000	6,929,010
Ultra Resources, Inc. 6.875%, due 4/15/22 (c)	4,455,000	445,500

		100,872,332

Oil & Gas Services 0.5%
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	6,040,000	4,892,400
Nine Energy Service, Inc. 8.75%, due 11/1/23 (c)	3,045,000	2,283,750

		7,176,150

Packaging & Containers 0.3%
OI European Group B.V. 4.00%, due 3/15/23 (c)	5,030,000	5,004,850

Pharmaceuticals 0.7%
Bausch Health Cos., Inc. (c)
6.50%, due 3/15/22	3,895,000	4,006,981
7.00%, due 3/15/24	5,146,000	5,383,617
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 5.875%, due 10/15/24 (c)	2,500,000	2,281,250

		11,671,848

Pipelines 3.6%
Antero Midstream Partners, L.P. / Antero Midstream Finance Corp. 5.375%, due 9/15/24	4,650,000	3,847,875
Genesis Energy, L.P. / Genesis Energy Finance Corp. 6.75%, due 8/1/22	2,785,000	2,798,925
Holly Energy Partners, L.P. / Holly Energy Finance Corp. 6.00%, due 8/1/24 (c)	2,000,000	2,082,500
MPLX, L.P. 6.25%, due 10/15/22 (c)	373,000	379,717
NGPL PipeCo LLC 4.375%, due 8/15/22 (c)	5,565,000	5,777,513
NuStar Logistics, L.P. 6.75%, due 2/1/21	2,950,000	3,056,731
PBF Logistics, L.P. / PBF Logistics Finance Corp. 6.875%, due 5/15/23	2,400,000	2,460,000
Plains All American Pipeline, L.P. 6.125%, due 11/15/22 (i)(j)	17,663,000	16,470,747
Ruby Pipeline LLC 6.50%, due 4/1/22 (c)	4,187,902	4,332,983

14	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
SemGroup Corp. / Rose Rock Finance Corp.
5.625%, due 7/15/22	$7,950,000	$8,037,609
5.625%, due 11/15/23	1,000,000	1,022,500
Tallgrass Energy Partners, L.P. / Tallgrass Energy Finance Corp. 5.50%, due 9/15/24 (c)	2,700,000	2,625,750
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
5.25%, due 5/1/23	1,500,000	1,505,625
6.75%, due 3/15/24	2,000,000	2,074,235

		56,472,710

Private Equity 0.1%
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp. 6.25%, due 2/1/22	1,700,000	1,740,375

Real Estate 1.4%
Howard Hughes Corp. 5.375%, due 3/15/25 (c)	1,750,000	1,817,813
Kennedy-Wilson, Inc. 5.875%, due 4/1/24	6,800,000	7,038,000
Newmark Group, Inc. 6.125%, due 11/15/23	10,750,000	11,724,333
Realogy Group LLC / Realogy Co-Issuer Corp. 5.25%, due 12/1/21 (c)	2,000,000	2,000,000

		22,580,146

Real Estate Investment Trusts 5.3%
CTR Partnership, L.P. / CareTrust Capital Corp. 5.25%, due 6/1/25	1,000,000	1,040,000
Equinix, Inc.
5.375%, due 1/1/22	22,285,000	22,724,014
5.375%, due 4/1/23	8,800,000	8,988,760
5.75%, due 1/1/25	3,500,000	3,618,230
5.875%, due 1/15/26	2,900,000	3,080,380
GLP Capital, L.P. / GLP Financing II, Inc. 3.35%, due 9/1/24	5,000,000	5,057,500
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc. 5.625%, due 5/1/24	17,931,000	19,746,514
MPT Operating Partnership, L.P. / MPT Finance Corp. 5.50%, due 5/1/24	5,578,000	5,724,423
RHP Hotel Properties, L.P. / RHP Finance Corp. 5.00%, due 4/15/23	6,350,000	6,477,000

	Principal Amount	Value
Real Estate Investment Trusts (continued)
Sabra Health Care L.P. / Sabra Capital Corp. 4.80%, due 6/1/24	$1,400,000	$1,474,620
Starwood Property Trust, Inc. 5.00%, due 12/15/21	4,255,000	4,403,925

		82,335,366

Retail 3.7%
Asbury Automotive Group, Inc. 6.00%, due 12/15/24	4,969,000	5,130,493
Cumberland Farms, Inc. 6.75%, due 5/1/25 (c)	11,200,000	12,004,160
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. 8.00%, due 6/1/21 (c)	5,150,000	5,233,687
Group 1 Automotive, Inc.
5.00%, due 6/1/22	4,300,000	4,349,665
5.25%, due 12/15/23 (c)	2,000,000	2,050,000
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.00%, due 6/1/24 (c)	12,450,000	12,916,875
KGA Escrow, LLC 7.50%, due 8/15/23 (c)	8,185,000	8,717,025
Penske Automotive Group, Inc. 5.375%, due 12/1/24	1,500,000	1,541,250
Sonic Automotive, Inc. 5.00%, due 5/15/23	4,200,000	4,263,000
TPro Acquisition Corp. 11.00%, due 10/15/24 (c)	1,958,000	1,889,470

		58,095,625

Semiconductors 0.2%
Micron Technology, Inc. 5.50%, due 2/1/25	3,450,000	3,548,758

Software 1.9%
CDK Global, Inc. 5.00%, due 10/15/24	1,750,000	1,892,625
MSCI, Inc. 5.75%, due 8/15/25 (c)	3,900,000	4,090,125
Open Text Corp. 5.625%, due 1/15/23 (c)	13,895,000	14,155,531
PTC, Inc. 6.00%, due 5/15/24	7,051,000	7,491,688
RP Crown Parent LLC 7.375%, due 10/15/24 (c)	1,687,000	1,749,942

		29,379,911

Telecommunications 8.5%
CenturyLink, Inc.
5.80%, due 3/15/22	9,200,000	9,717,500
6.45%, due 6/15/21	3,000,000	3,157,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
CommScope, Inc. (c)
5.50%, due 3/1/24	$3,380,000	$3,425,630
5.50%, due 6/15/24	2,025,000	1,916,156
Frontier Communications Corp.
6.25%, due 9/15/21	5,000,000	2,350,000
8.50%, due 4/15/20	1,000,000	560,000
10.50%, due 9/15/22	9,345,000	4,403,831
Hughes Satellite Systems Corp. 7.625%, due 6/15/21	3,255,000	3,507,263
Inmarsat Finance PLC (c)
4.875%, due 5/15/22	10,000,000	10,100,000
6.50%, due 10/1/24	2,650,000	2,786,475
Level 3 Financing, Inc.
5.375%, due 8/15/22	2,438,000	2,447,143
5.375%, due 5/1/25	5,050,000	5,220,437
5.625%, due 2/1/23	2,650,000	2,676,500
Sprint Communications, Inc.
7.00%, due 3/1/20 (c)	11,130,000	11,292,498
9.25%, due 4/15/22	5,000,000	5,737,500
Sprint Corp. 7.875%, due 9/15/23	33,040,000	36,467,900
T-Mobile USA, Inc.
4.00%, due 4/15/22 (f)	6,045,000	6,239,709
6.00%, due 3/1/23	6,005,000	6,125,100
6.375%, due 3/1/25	1,000,000	1,037,710
6.50%, due 1/15/24	12,529,000	13,014,499

		132,183,351

Textiles 0.2%
Eagle Intermediate Global Holding B.V. / Ruyi U.S. Finance LLC 7.50%, due 5/1/25 (c)	2,910,000	2,535,338

Toys, Games & Hobbies 0.4%
Mattel, Inc.
3.15%, due 3/15/23	3,760,000	3,581,400
6.75%, due 12/31/25 (c)	2,750,000	2,870,313

		6,451,713

Transportation 0.4%
Teekay Corp. 9.25%, due 11/15/22 (c)	1,935,000	2,002,725
XPO Logistics, Inc. 6.50%, due 6/15/22 (c)	4,125,000	4,202,344

		6,205,069

Trucking & Leasing 0.4%
Fortress Transportation & Infrastructure Investors LLC 6.75%, due 3/15/22 (c)	5,550,000	5,778,938

Total Corporate Bonds (Cost $1,246,255,471)		1,243,504,705

	Principal Amount	Value
Loan Assignments 11.0%
Advertising 0.5%
Lamar Media Corp. 2018 Term Loan B 3.563% (1 Month LIBOR + 1.75%), due 3/14/25 (k)	$7,387,500	$7,403,664

Auto Parts & Equipment 1.0%
Adient U.S. LLC Term Loan B 6.781% (3 Month LIBOR + 4.25%), due 5/6/24 (k)	10,822,875	10,547,790
Altra Industrial Motion Corp. 2018 Term Loan B 3.786% (1 Month LIBOR + 2.00%), due 10/1/25 (k)	2,522,320	2,512,075
Dealer Tire LLC 2018 Term Loan B 7.286% (1 Month LIBOR + 5.50%), due 12/12/25 (k)	1,840,750	1,838,449

		14,898,314

Banks 0.7%
Jane Street Group LLC 2018 Term Loan B 4.786% (1 Month LIBOR + 3.00%), due 8/25/22 (k)	10,678,528	10,611,787

Commercial Services 0.4%
WEX, Inc. Term Loan B3 4.036% (1 Month LIBOR + 2.25%), due 5/15/26 (k)	6,550,162	6,564,899

Distribution & Wholesale 0.1%
Beacon Roofing Supply, Inc. 2017 Term Loan B 4.036% (1 Month LIBOR + 2.25%), due 1/2/25 (k)	1,970,000	1,951,419

Diversified Financial Services 0.2%
Jefferies Finance LLC 2019 Term Loan 5.75% (1 Month LIBOR + 3.75%), due 6/3/26 (k)	3,990,000	3,915,187

Electronics 0.2%
Infor (U.S.), Inc. Term Loan B6 4.854% (3 Month LIBOR + 2.75%), due 2/1/22 (k)	1,993,140	1,993,140

16	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Electronics (continued)
Resideo Funding, Inc. Term Loan B 4.11% (3 Month LIBOR + 2.00%), due 10/24/25 (k)	$992,500	$986,711

		2,979,851

Entertainment 0.9%
Churchill Downs, Inc. 2017 Term Loan B 3.79% (1 Month LIBOR + 2.00%), due 12/27/24 (k)	3,930,000	3,934,913
NAI Entertainment Holdings LLC Term Loan B 4.29% (1 Month LIBOR + 2.50%), due 5/8/25 (k)	3,762,000	3,754,946
NASCAR Holdings, Inc. Term Loan B 4.628% (1 Month LIBOR + 2.75%), due 10/19/26 (k)	3,300,000	3,314,665
Twin River Worldwide Holdings, Inc. Term Loan B 4.794% (1 Month LIBOR + 2.75%), due 5/10/26 (k)	3,491,250	3,489,379

		14,493,903

Food 0.3%
B&G Foods, Inc. 2019 Term Loan B4 4.475% (3 Month LIBOR + 2.50%), due 10/10/26 (k)	4,000,000	4,001,668

Healthcare, Education & Childcare 0.4%
Catalent Pharma Solutions, Inc. Term Loan B2 4.036% (1 Month LIBOR + 2.25%), due 5/18/26 (k)	1,741,250	1,741,976
Jaguar Holding Co. II 2018 Term Loan 4.286% (1 Month LIBOR + 2.50%), due 8/18/22 (k)	4,961,140	4,947,705

		6,689,681

Hotels, Motels, Inns & Gaming 0.5%
Four Seasons Hotels, Ltd. New 1st Lien Term Loan 3.786% (1 Month LIBOR + 2.00%), due 11/30/23 (k)	6,614,107	6,631,674
MGM Growth Properties Operating Partnership, L.P. 2016 Term Loan B 3.786% (1 Month LIBOR + 2.00%), due 3/21/25 (k)	595,373	596,396

		7,228,070

	Principal Amount	Value
Household Products & Wares 0.1%
Prestige Brands, Inc. Term Loan B4 3.786% (1 Month LIBOR + 2.00%), due 1/26/24 (k)	$2,171,518	$2,171,952

Insurance 0.6%
USI, Inc. 2017 Repriced Term Loan 5.104% (3 Month LIBOR + 3.00%), due 5/16/24 (k)	8,897,215	8,627,523

Internet 0.0%‡
Match Group, Inc. 2017 Term Loan B 4.436% (3 Month LIBOR + 2.50%), due 11/16/22 (k)	612,500	612,500

Investment Company 0.1%
Global Business Travel Holdings, Ltd. 2018 Term Loan B 4.676% (3 Month LIBOR + 2.50%), due 8/13/25 (k)	1,485,000	1,488,712

Iron & Steel 0.3%
Big River Steel LLC Term Loan B 7.104% (3 Month LIBOR + 5.00%), due 8/23/23 (k)	4,527,848	4,491,059

Media 0.4%
Liberty Latin America, Ltd. Term Loan B 6.828% (3 Month LIBOR + 5.00%), due 10/22/26 (k)	4,000,000	4,026,248
Meredith Corp. 2018 Term Loan B 4.536% (1 Month LIBOR + 2.75%), due 1/31/25 (k)	2,140,080	2,146,768

		6,173,016

Metal Fabricate & Hardware 0.3%
Advanced Drainage Systems, Inc. Term Loan B 4.063% (1 Month LIBOR + 2.25%), due 7/31/26 (k)	1,392,857	1,396,339
Neenah Foundry Co. (k) 2017 Term Loan 8.363% (2 Month LIBOR + 6.50%), due 12/13/22	1,624,401	1,575,669
8.587% (2 Month LIBOR + 6.50%), due 12/13/22	1,363,096	1,322,204

		4,294,212

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Oil & Gas 0.2%
PetroQuest Energy, Inc. Term Loan Note 10.013%, due 3/2/20 (b)(d)(e)	$2,935,847	$2,935,847

Retail 0.3%
1011778 B.C. Unlimited Liability Co. Term Loan B3 4.036% (1 Month LIBOR + 2.25%), due 2/16/24 (k)	957,831	958,430
KFC Holding Co. 2018 Term Loan B 3.628% (1 Month LIBOR + 1.75%), due 4/3/25 (k)	3,413,025	3,415,158

		4,373,588

Retail Stores 1.4%
Bass Pro Group LLC Term Loan B 6.786% (1 Month LIBOR + 5.00%), due 9/25/24 (k)	23,244,706	22,245,183

Software 1.4%
Ascend Learning LLC 2017 Term Loan B 4.786% (1 Month LIBOR + 3.00%), due 7/12/24 (k)	8,023,578	7,960,055
Camelot U.S. Acquisition 1 Co. Term Loan B TBD, due 10/25/26	6,800,000	6,808,500
RP Crown Parent LLC 2016 Term Loan B 4.536% (1 Month LIBOR + 2.75%), due 10/12/23 (k)	7,424,991	7,406,428

		22,174,983

Telecommunications 0.7%
CommScope, Inc. 2019 Term Loan B 5.036% (1 Month LIBOR + 3.25%), due 4/6/26 (k)	3,000,000	2,943,750
Connect Finco Sarl Term Loan B TBD, due 9/23/26	8,900,000	8,766,500

		11,710,250

Total Loan Assignments (Cost $172,745,587)		172,037,268

Total Long-Term Bonds (Cost $1,439,353,430)		1,436,259,888

	Shares	Value
Common Stocks 0.5%
Auto Parts & Equipment 0.0%‡
Exide Technologies (b)(d)(e)(g)(l)	441,645	$415,146

Independent Power & Renewable Electricity Producers 0.3%
GenOn Energy, Inc. (g)(l)	20,915	4,653,588
PetroQuest Energy, Inc. (b)(d)(e)	94,872	0

		4,653,588

Oil, Gas & Consumable Fuels 0.2%
Talos Energy, Inc. (g)(l)	130,766	2,815,392

Total Common Stocks (Cost $7,925,192)		7,884,126

Short-Term Investments 7.9%
Unaffiliated Investment Companies 7.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.75% (m)	111,428,892	111,428,892
State Street Navigator Securities Lending Government Money Market Portfolio, 1.75% (m)(n)	11,498,258	11,498,258

Total Short-Term Investments (Cost $122,927,150)		122,927,150

Total Investments (Cost $1,570,205,772)	100.3%	1,567,071,164
Other Assets, Less Liabilities	(0.3)	(4,295,396)
Net Assets	100.0%	$1,562,775,768

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2019, the total market value of fair valued securities was $21,199,454, which represented 1.4% of the Fund’s net assets.

(e)	Illiquid investment—As of October 31, 2019, the total market value of these illiquid investments was $22,046,142, which represented 1.4% of the Fund’s net assets. (Unaudited)

(f)

All or a portion of this security was held on loan. As of October 31, 2019, the aggregate market value of securities on loan was $11,248,958. The Fund received cash collateral with a value of $11,498,258 (See Note 2(H)).

18	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(g)	Restricted security. (See Note 5)

(h)	Issue in non-accrual status.

(i)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2019.

(j)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(k)	Floating rate—Rate shown was the rate in effect as of October 31, 2019.
(l)	Non-income producing security.

(m)	Current yield as of October 31, 2019.

(n)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

TBD—To Be Determined

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$19,878,724	$839,191	$20,717,915
Corporate Bonds (c)	—	1,226,495,435	17,009,270	1,243,504,705
Loan Assignments (d)	—	169,101,421	2,935,847	172,037,268

Total Long-Term Bonds	—	1,415,475,580	20,784,308	1,436,259,888

Common Stocks (e)	2,815,392	4,653,588	415,146	7,884,126
Short-Term Investments
Unaffiliated Investment Companies	122,927,150	—	—	122,927,150

Total Investments in Securities	$125,742,542	$1,420,129,168	$21,199,454	$1,567,071,164

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $839,191 is held in Auto Parts & Equipment within the Convertible Bonds section of the Portfolio of Investments.

(c)

The Level 3 securities valued at $13,582,824, $3,157,500 and $268,946 are held in Auto Parts & Equipment, Media and Oil & Gas, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The level 3 security valued at $2,935,847 is held in Oil and Gas within the Loan Assignments section of the Portfolio Investments.

(e)

The Level 3 securities valued at $415,146 and $0 are held in Auto Parts & Equipment and Independent Power & Renewable Electricity Producers, respectively, within the Common Stocks section of the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2019 (b)
Long-Term Bonds
Convertible Bonds	$1,796,517	$47,329	$(2,348,250)	$1,311,730	$1,150,135	(a)	$(1,118,270)	$—	$—	$839,191	$(80,198)
Corporate Bonds	12,730,408	119,869	(1,158,734)	(582,789)	15,469,227	(a)	(9,568,711)	—	—	17,009,270	(871,170)
Loan Assignments	3,335,062	—	—	—	2,935,847		—	—	(3,335,062)	2,935,847	—
Common Stock	796,213	—	—	(1,067,230)	686,163		—	—	—	415,146	(1,067,230)

Total	$18,658,200	$167,198	$(3,506,984)	$(338,289)	$20,241,372		$(10,686,981)	$—	$(3,335,062)	$21,199,454	$(2,018,598)

(a)	Purchases include PIK securities.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

As of October 31, 2019, a loan assignment with a market value of $3,335,062 transferred from Level 3 to Level 2 as the the fair value obtained from an independent pricing service, utilized significant other observable inputs. As of October 31, 2018, the fair value obtained for this loan assignment, as determined by an independent pricing service, utilized significant unobservable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in securities, at value (identified cost $1,570,205,772) including securities on loan of $11,248,958	$1,567,071,164
Due from custodian	1,602,009
Receivables:
Interest	21,876,628
Investment securities sold	7,434,596
Fund shares sold	5,187,913
Securities lending	22,868
Other assets	38,465

Total assets	1,603,233,643

Liabilities
Cash collateral received for securities on loan	11,498,258
Payables:
Investment securities purchased	25,080,119
Fund shares redeemed	2,072,433
Manager (See Note 3)	849,539
Transfer agent (See Note 3)	201,191
NYLIFE Distributors (See Note 3)	91,287
Shareholder communication	35,356
Professional fees	34,585
Custodian	14,416
Trustees	2,612
Accrued expenses	14,976
Dividend payable	563,103

Total liabilities	40,457,875

Net assets	$1,562,775,768

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$158,758
Additional paid-in capital	1,577,686,868

1,577,845,626
Total distributable earnings (loss)	(15,069,858)

Net assets	$1,562,775,768

Class A
Net assets applicable to outstanding shares	$237,474,650

Shares of beneficial interest outstanding	24,127,827

Net asset value per share outstanding	$9.84
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$10.14

Investor Class
Net assets applicable to outstanding shares	$7,155,576

Shares of beneficial interest outstanding	726,992

Net asset value per share outstanding	$9.84
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$10.14

Class C
Net assets applicable to outstanding shares	$48,550,365

Shares of beneficial interest outstanding	4,934,836

Net asset value and offering price per share outstanding	$9.84

Class I
Net assets applicable to outstanding shares	$1,268,856,405

Shares of beneficial interest outstanding	128,893,386

Net asset value and offering price per share outstanding	$9.84

Class R2
Net assets applicable to outstanding shares	$537,751

Shares of beneficial interest outstanding	54,650

Net asset value and offering price per share outstanding	$9.84

Class R3
Net assets applicable to outstanding shares	$201,021

Shares of beneficial interest outstanding	20,421

Net asset value and offering price per share outstanding	$9.84

20	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Interest	$66,689,405
Securities lending	108,131
Dividends	38,700

Total income	66,836,236

Expenses
Manager (See Note 3)	7,876,986
Transfer agent (See Note 3)	1,153,219
Distribution/Service—Class A (See Note 3)	476,432
Distribution/Service—Investor Class (See Note 3)	16,674
Distribution/Service—Class C (See Note 3)	478,948
Distribution/Service—Class R2 (See Note 3)	212
Distribution/Service—Class R3 (See Note 3)	796
Registration	165,136
Professional fees	133,073
Shareholder communication	99,861
Custodian	40,590
Trustees	29,529
Shareholder service (See Note 3)	244
Miscellaneous	57,310

Total expenses	10,529,010

Net investment income (loss)	56,307,226

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(6,255,505)
Net change in unrealized appreciation (depreciation) on investments	13,968,071

Net realized and unrealized gain (loss) on investments	7,712,566

Net increase (decrease) in net assets resulting from operations	$64,019,792

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$56,307,226	$47,406,701
Net realized gain (loss) on investments	(6,255,505)	723,276
Net change in unrealized appreciation (depreciation) on investments	13,968,071	(22,964,656)

Net increase (decrease) in net assets resulting from operations	64,019,792	25,165,321

Distributions to shareholders:
Class A	(8,570,153)	(16,108,031)
Investor Class	(292,900)	(234,855)
Class C	(1,732,935)	(1,630,404)
Class I	(46,139,683)	(29,629,116)
Class R2	(4,426)	(3,439)
Class R3	(6,722)	(2,711)

Total distributions to shareholders	(56,746,819)	(47,608,556)

Capital share transactions:
Net proceeds from sale of shares	1,009,499,688	657,625,799
Net asset value of shares issued to shareholders in reinvestment of distributions	50,792,072	43,342,506
Cost of shares redeemed	(511,190,712)	(697,272,323)

Increase (decrease) in net assets derived from capital share transactions	549,101,048	3,695,982

Net increase (decrease) in net assets	556,374,021	(18,747,253)

Net Assets
Beginning of year	1,006,401,747	1,025,149,000

End of year	$1,562,775,768	$1,006,401,747

22	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019	2018	2017	2016	2015

Net asset value at beginning of year	$9.76	$9.96	$9.90	$9.77	$10.01

Net investment income (loss)	0.44	0.42	0.42	0.50	0.46

Net realized and unrealized gain (loss) on investments	0.08	(0.21)	0.06	0.13	(0.23)

Total from investment operations	0.52	0.21	0.48	0.63	0.23

Less dividends and distributions:

From net investment income	(0.44)	(0.41)	(0.42)	(0.50)	(0.46)

From net realized gain on investments	—	—	—	—	(0.01)

Total dividends and distributions	(0.44)	(0.41)	(0.42)	(0.50)	(0.47)

Net asset value at end of year	$9.84	$9.76	$9.96	$9.90	$9.77

Total investment return (a)	5.40%	2.09%	4.90%	6.79%	2.36%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.48%	4.06%	4.18%	5.29%	4.70%

Net expenses (b)	1.04%	1.05%	1.04%	1.02%	1.00%

Expenses (before waiver/reimbursement) (b)	1.04%	1.07%	1.04%	1.02%	1.00%

Portfolio turnover rate	32%	62%	57%	50%	54%

Net assets at end of year (in 000’s)	$237,475	$180,140	$341,056	$163,500	$75,869

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Investor Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$9.76	$9.96	$9.90	$9.77	$10.02

Net investment income (loss)	0.43	0.40	0.41	0.49	0.45

Net realized and unrealized gain (loss) on investments	0.08	(0.20)	0.06	0.13	(0.24)

Total from investment operations	0.51	0.20	0.47	0.62	0.21

Less dividends and distributions:

From net investment income	(0.43)	(0.40)	(0.41)	(0.49)	(0.45)

From net realized gain on investments	—	—	—	—	(0.01)

Total dividends and distributions	(0.43)	(0.40)	(0.41)	(0.49)	(0.46)

Net asset value at end of year	$9.84	$9.76	$9.96	$9.90	$9.77

Total investment return (a)	5.33%	2.05%	4.82%	6.67%	2.14%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.40%	4.03%	4.16%	5.18%	4.59%

Net expenses (b)	1.11%	1.09%	1.11%	1.13%	1.12%

Expenses (before waiver/reimbursement) (b)	1.11%	1.11%	1.11%	1.13%	1.12%

Portfolio turnover rate	32%	62%	57%	50%	54%

Net assets at end of year (in 000’s)	$7,156	$6,193	$5,564	$6,044	$4,525

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class C	2019	2018	2017	2016	2015

Net asset value at beginning of year	$9.76	$9.96	$9.90	$9.76	$10.01

Net investment income (loss)	0.36	0.32	0.34	0.42	0.39

Net realized and unrealized gain (loss) on investments	0.08	(0.19)	0.05	0.14	(0.25)

Total from investment operations	0.44	0.13	0.39	0.56	0.14

Less dividends and distributions:

From net investment income	(0.36)	(0.33)	(0.33)	(0.42)	(0.38)

From net realized gain on investments	—	—	—	—	(0.01)

Total dividends and distributions	(0.36)	(0.33)	(0.33)	(0.42)	(0.39)

Net asset value at end of year	$9.84	$9.76	$9.96	$9.90	$9.76

Total investment return (a)	4.54%	1.29%	4.04%	5.99%	1.37%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.65%	3.28%	3.42%	4.43%	3.83%

Net expenses (b)	1.86%	1.84%	1.86%	1.88%	1.87%

Expenses (before waiver/reimbursement) (b)	1.86%	1.86%	1.86%	1.88%	1.87%

Portfolio turnover rate	32%	62%	57%	50%	54%

Net assets at end of year (in 000’s)	$48,550	$48,415	$51,738	$51,063	$38,884

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class I	2019	2018	2017	2016	2015

Net asset value at beginning of year	$9.76	$9.97	$9.90	$9.77	$10.02

Net investment income (loss)	0.46	0.43	0.44	0.53	0.48

Net realized and unrealized gain (loss) on investments	0.08	(0.21)	0.07	0.13	(0.23)

Total from investment operations	0.54	0.22	0.51	0.66	0.25

Less dividends and distributions:

From net investment income	(0.46)	(0.43)	(0.44)	(0.53)	(0.49)

From net realized gain on investments	—	—	—	—	(0.01)

Total dividends and distributions	(0.46)	(0.43)	(0.44)	(0.53)	(0.50)

Net asset value at end of year	$9.84	$9.76	$9.97	$9.90	$9.77

Total investment return (a)	5.67%	2.26%	5.27%	7.05%	2.51%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.73%	4.31%	4.46%	5.53%	4.96%

Net expenses (b)	0.79%	0.80%	0.79%	0.77%	0.75%

Expenses (before waiver/reimbursement) (b)	0.79%	0.82%	0.79%	0.77%	0.75%

Portfolio turnover rate	32%	62%	57%	50%	54%

Net assets at end of year (in 000’s)	$1,268,856	$771,533	$626,617	$431,040	$389,912

(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

24	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R2	2019	2018	2017	2016	2015

Net asset value at beginning of year	$9.76	$9.96	$9.90	$9.77	$10.01

Net investment income (loss)	0.40	0.39	0.41	0.47	0.44

Net realized and unrealized gain (loss) on investments	0.11	(0.20)	0.06	0.16	(0.22)

Total from investment operations	0.51	0.19	0.47	0.63	0.22

Less dividends and distributions:

From net investment income	(0.43)	(0.39)	(0.41)	(0.50)	(0.45)

From net realized gain on investments	—	—	—	—	(0.01)

Total dividends and distributions	(0.43)	(0.39)	(0.41)	(0.50)	(0.46)

Net asset value at end of year	$9.84	$9.76	$9.96	$9.90	$9.77

Total investment return (a)	5.31%	1.99%	4.80%	6.69%	2.26%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.34%	3.97%	4.14%	5.19%	4.60%

Net expenses (b)	1.14%	1.15%	1.14%	1.12%	1.10%

Expenses (before waiver/reimbursement) (b)	1.14%	1.17%	1.14%	1.12%	1.10%

Portfolio turnover rate	32%	62%	57%	50%	54%

Net assets at end of year (in 000’s)	$538	$63	$119	$111	$55

(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,			February 29, 2016^ through October 31,

Class R3	2019	2018	2017	2016

Net asset value at beginning of period	$9.76	$9.97	$9.91	$9.23

Net investment income (loss)	0.39	0.37	0.38	0.32

Net realized and unrealized gain (loss) on investments	0.09	(0.21)	0.06	0.67

Total from investment operations	0.48	0.16	0.44	0.99

Less dividends:

From net investment income	(0.40)	(0.37)	(0.38)	(0.31)

Net asset value at end of period	$9.84	$9.76	$9.97	$9.91

Total investment return (a)	5.05%	1.61%	4.54%	10.83%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.12%	3.72%	3.86%	4.84	%††

Net expenses (b)	1.39%	1.40%	1.39%	1.37	%††

Expenses (before reimbursement/waiver) (b)	1.39%	1.42%	1.39%	1.37	%††

Portfolio turnover rate	32%	62%	57%	50%

Net assets at end of period (in 000’s)	$201	$58	$55	$28

^	Inception date.
††	Annualized.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Short Duration High Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. The inception date for Class A, Class I, Investor, Class C and Class R2 was on December 17, 2012. Class R3 shares commenced operations on February 29, 2016. Class R6 shares were registered for sale effective as of February 28, 2017. As of October 31, 2019, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective April 15, 2019, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from August 1, 2017 through April 14, 2019, a CDSC of 1.00% may be imposed on certain redemptions (for investments of $500,000 which paid no initial sales charge) of such shares within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge and a 1.00% CDSC may be imposed on certain redemptions of such shares made within 18 months of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. Class I, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek high current income. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a

26	MainStay MacKay Short Duration High Yield Fund

framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a

27

Notes to Financial Statements (continued)

delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 10/31/19*	Valuation Technique	Unobservable Inputs	Inputs/Range

Convertible Bond	$839,191	Income Approach	Spread Adjustment	12.75%

Corporate Bonds	13,582,824	Income Approach	Spread Adjustment	1.18%–6.03%

	268,946	Market Approach	Implied natural gas price	$2.25

			Estimated Enterprise Value	$81.0m

Loan Assignment	2,935,847	Market Approach	Implied natural gas price	$2.25

			Estimated Enterprise Value	$81.0m

Common Stocks	415,146	Market Approach	Estimated Enterprise Value	$848.1m–$974.0m

			Estimated Volatility	25.00%

	0	Market Approach	Implied natural gas price	$2.25

			Estimated Enterprise Value	$81.0m

	$18,041,954

*

The table above does not include a Level 3 investment that was valued by a broker without adjustment. As of October 31, 2019, the value of this investment was $3,157,500. The input for this investment was not readily available or cannot be reasonably estimated.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2019, and can change at any time. Illiquid investments as of October 31, 2019, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection

28	MainStay MacKay Short Duration High Yield Fund

with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2019, the Fund did not hold any unfunded commitments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the

29

Notes to Financial Statements (continued)

borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund had securities on loan with an aggregate market value of $11,248,958 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $11,498,258.

(I)  High-Yield Securities Risk.  The Fund primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory

Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.65% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.05% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except Class R6. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $7,876,986 and paid the Subadvisor in the amount of $3,938,493.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily

30	MainStay MacKay Short Duration High Yield Fund

net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2019, shareholder service fees incurred by the Fund were as follows:

Class R2	$85
Class R3	159

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $39,105 and $2,652, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares of $28,215, $51 and $18,516, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$178,706
Investor Class	11,199
Class C	80,433
Class I	882,667
Class R2	76
Class R3	138

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class A	$5,367,412	2.3%
Class R2	33,157	6.2
Class R3	30,806	15.3

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,570,673,898	$21,545,260	$(25,147,994)	$(3,602,734)

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$664,960	$(11,419,560)	$(712,524)	$(3,602,734)	$(15,069,858)

The other temporary differences are primarily due to defaulted bond income accruals.

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $11,419,560 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$2,261	$9,159

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$56,746,819	$47,608,556

31

Notes to Financial Statements (continued)

Note 5–Restricted Securities

Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institu-

tional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

As of October 31, 2019, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	10/31/19 Value	Percent of Net Assets

Exide Technologies Common Stock	4/30/17-6/21/19	441,645	$412,540	$415,146	0.0	%‡
GenOn Energy, Inc. Common Stock	12/14/2018	20,915	2,342,005	4,653,588	0.3
Sterling Entertainment Enterprises LLC Corporate Bond 10.25%, due 1/15/25	12/28/17	$3,000,000	2,963,852	3,157,500	0.2
Rex Energy Corp. (Escrow Claim) Corporate Bond 8.00%, due 10/1/20	10/3/18	$7,906,000	—	19,765	0.0	‡
Total			$5,718,397	$8,245,999	0.5%

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of securities, other than short-term securities, were $851,539 and $369,338, respectively.

32	MainStay MacKay Short Duration High Yield Fund

Note 10–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	13,049,117	$128,267,067
Shares issued to shareholders in reinvestment of dividends and distributions	810,187	7,939,747
Shares redeemed	(8,261,055)	(80,862,110)

Net increase (decrease) in shares outstanding before conversion	5,598,249	55,344,704
Shares converted into Class A (See Note 1)	119,642	1,176,455
Shares converted from Class A (See Note 1)	(41,928)	(414,008)

Net increase (decrease)	5,675,963	$56,107,151

Year ended October 31, 2018:
Shares sold	25,894,039	$256,208,671
Shares issued to shareholders in reinvestment of dividends and distributions	1,580,107	15,587,358
Shares redeemed	(43,346,822)	(426,644,574)

Net increase (decrease) in shares outstanding before conversion	(15,872,676)	(154,848,545)
Shares converted into Class A (See Note 1)	136,384	1,348,416
Shares converted from Class A (See Note 1)	(38,627)	(381,962)

Net increase (decrease)	(15,774,919)	$(153,882,091)

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	234,818	$2,306,119
Shares issued to shareholders in reinvestment of dividends and distributions	29,014	284,275
Shares redeemed	(121,889)	(1,197,059)

Net increase (decrease) in shares outstanding before conversion	141,943	1,393,335
Shares converted into Investor Class (See Note 1)	50,974	502,705
Shares converted from Investor Class (See Note 1)	(100,270)	(986,028)

Net increase (decrease)	92,647	$910,012

Year ended October 31, 2018:
Shares sold	245,454	$2,425,883
Shares issued to shareholders in reinvestment of dividends and distributions	22,987	226,631
Shares redeemed	(94,815)	(938,623)

Net increase (decrease) in shares outstanding before conversion	173,626	1,713,891
Shares converted into Investor Class (See Note 1)	38,627	381,962
Shares converted from Investor Class (See Note 1)	(136,384)	(1,348,416)

Net increase (decrease)	75,869	$747,437

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,422,322	$13,934,554
Shares issued to shareholders in reinvestment of dividends and distributions	156,492	1,531,997
Shares redeemed	(1,575,005)	(15,416,007)

Net increase (decrease) in shares outstanding before conversion	3,809	50,544
Shares converted from Class C (See Note 1)	(30,308)	(297,560)

Net increase (decrease)	(26,499)	$(247,016)

Year ended October 31, 2018:
Shares sold	1,157,573	$11,438,316
Shares issued to shareholders in reinvestment of dividends and distributions	147,181	1,450,627
Shares redeemed	(1,532,473)	(15,154,346)

Net increase (decrease) in shares outstanding before conversion	(227,719)	(2,265,403)
Shares converted from Class C (See Note 1)	(5,962)	(58,949)

Net increase (decrease)	(233,681)	$(2,324,352)

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	87,966,140	$864,285,314
Shares issued to shareholders in reinvestment of dividends and distributions	4,182,676	41,024,905
Shares redeemed	(42,275,122)	(413,612,489)

Net increase (decrease) in shares outstanding before conversion	49,873,694	491,697,730
Shares converted into Class I (See Note 1)	1,868	18,436

Net increase (decrease)	49,875,562	$491,716,166

Year ended October 31, 2018:
Shares sold	39,217,400	$387,350,977
Shares issued to shareholders in reinvestment of dividends and distributions	2,644,211	26,071,740
Shares redeemed	(25,724,314)	(254,276,517)

Net increase (decrease) in shares outstanding before conversion	16,137,297	159,146,200
Shares converted into Class I (See Note 1)	5,955	58,949

Net increase (decrease)	16,143,252	$159,205,149

Class R2	Shares	Amount

Year ended October 31, 2019:
Shares sold	47,757	$470,773
Shares issued to shareholders in reinvestment of dividends and distributions	451	4,426
Shares redeemed	(3)	(31)

Net increase (decrease)	48,205	$475,168

Year ended October 31, 2018:
Shares issued to shareholders in reinvestment of dividends and distributions	349	3,439
Shares redeemed	(5,844)	(57,810)

Net increase (decrease)	(5,495)	$(54,371)

33

Notes to Financial Statements (continued)

Class R3	Shares	Amount
Year ended October 31, 2019:
Shares sold	24,304	$235,861
Shares issued to shareholders in reinvestment of dividends and distributions	685	6,722
Shares redeemed	(10,513)	(103,016)

Net increase (decrease)	14,476	$139,567

Year ended October 31, 2018:
Shares sold	20,462	$201,952
Shares issued to shareholders in reinvestment of dividends and distributions	275	2,711
Shares redeemed	(20,318)	(200,453)

Net increase (decrease)	419	$4,210

Note 11–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. At this time, management is evaluating the implications of the ASU and any impact on the financial statements has not yet been determined.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34	MainStay MacKay Short Duration High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Short Duration High Yield Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

35

Federal Income Tax Information

(Unaudited)

For the fiscal year ended October 31, 2019, the Fund designated approximately $38,308 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2019 should be multiplied by 0.07% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

36	MainStay MacKay Short Duration High Yield Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

37

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

38	MainStay MacKay Short Duration High Yield Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

39

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

40	MainStay MacKay Short Duration High Yield Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1717395 MS159-19	MSSHY11-12/19 (NYLIM) NL232

MainStay MacKay Growth Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

(With sales charges)

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8/7/2006	2.91 8.90%	8.10 9.33%	10.82 11.45%	1.06 1.06%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/18/2013	2.63 8.61	7.86 9.09	9.57 10.48	1.37 1.37
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within First Six Years of Purchase	With sales charges Excluding sales charges	1/18/2013	2.91 7.79	7.98 8.27	9.66 9.66	2.12 2.12
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1/18/2013	6.82 7.80	8.27 8.27	9.66 9.66	2.12 2.12
Class I Shares	No Sales Charge		11/2/2009	9.18	9.60	11.67	0.81
Class R2 Shares	No Sales Charge		1/18/2013	8.81	9.22	10.60	1.16

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above if any changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Russell 1000® Growth Index[4]	17.10%	13.43%	15.41%
S&P 500® Index[5]	14.33	10.78	13.70
Morningstar Large Growth Category Average[6]	14.51	11.00	13.63

4.

The Russell 1000® Growth Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” Index is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these portfolios focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,015.50	$5.33	$1,019.91	$5.35	1.05%

Investor Class Shares	$1,000.00	$1,014.30	$6.70	$1,018.55	$6.72	1.32%

Class B Shares	$1,000.00	$1,010.30	$10.49	$1,014.77	$10.51	2.07%

Class C Shares	$1,000.00	$1,010.30	$10.49	$1,014.77	$10.51	2.07%

Class I Shares	$1,000.00	$1,016.80	$4.07	$1,021.17	$4.08	0.80%

Class R2 Shares	$1,000.00	$1,015.00	$5.89	$1,019.36	$5.90	1.16%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2019 (Unaudited)

Software	14.4%

Interactive Media & Services	8.4

Technology Hardware, Storage & Peripherals	8.3

IT Services	7.9

Semiconductors & Semiconductor Equipment	7.3

Internet & Direct Marketing Retail	7.2

Health Care Providers & Services	4.0

Aerospace & Defense	3.7

Biotechnology	3.7

Hotels, Restaurants & Leisure	3.4

Specialty Retail	3.1

Equity Real Estate Investment Trusts	2.2

Food & Staples Retailing	2.2

Media	1.9

Insurance	1.8

Electronic Equipment, Instruments & Components	1.6

Entertainment	1.5

Banks	1.4

Life Sciences Tools & Services	1.3

Beverages	1.0

Health Care Equipment & Supplies	1.0

Oil, Gas & Consumable Fuels	1.0

Pharmaceuticals	1.0

Chemicals	0.9%

Communications Equipment	0.9

Personal Products	0.9

Textiles, Apparel & Luxury Goods	0.9

Consumer Finance	0.8

Food Products	0.8

Airlines	0.7

Capital Markets	0.7

Commercial Services & Supplies	0.6

Household Durables	0.6

Multiline Retail	0.6

Professional Services	0.6

Road & Rail	0.6

Distributors	0.3

Health Care Technology	0.3

Construction & Engineering	0.2

Household Products	0.2

Machinery	0.2

Air Freight & Logistics	0.0 ‡

Short-Term Investment	0.1

Other Assets, Less Liabilities	–0.2

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2019 (excluding short-term investments) (Unaudited)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Amazon.com, Inc.

4.	Alphabet, Inc.

5.	Facebook, Inc., Class A

6.	UnitedHealth Group, Inc.

7.	Visa, Inc., Class A

8.	Mastercard, Inc., Class A

9.	iShares Russell 1000 Growth ETF

10.	AbbVie, Inc.

8	MainStay MacKay Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Growth Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay MacKay Growth Fund returned 9.18%, underperforming the 17.10% return of the Fund’s primary benchmark, the Russell 1000® Growth Index and the 14.33% return of the Fund’s secondary benchmark, the S&P 500® Index. Over the same period, Class I shares also underperformed the 14.51% return of the Morningstar Large Growth Category Average.1

Were there any changes to the Fund during the reporting period?

Effective December 18, 2018, Andrew Ver Planck no longer served as a portfolio manager of the Fund and Mona Patni was added as a portfolio manager of the Fund. Migene Kim continues to serve as a portfolio manager of the Fund. For more information about these changes refer to the supplement dated December 18, 2018.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the Fund underperformed the Russell 1000® Growth Index due to stock selection. U.S. equities underwent a steep sell-off during the fourth quarter of 2018 before sharply rebounding during the final week of the year. The year-end rally continued throughout 2019, interrupted by several trade war-related selloffs, most notably in May and August. As a result, domestic equity markets were subject to risk-on and risk-off episodes, frequently trading from one headline to another. Market leadership also proved narrow. Growth-style investing significantly dominated value-style investing during the reporting period. Elevated macro-driven volatility, lack of market breadth and consistency, and the sustained outperformance of the richly valued growth segment of the market provided us with a challenging investment climate for stock selection. Markets did not reward valuation, as cheap stocks got cheaper. Trend-following approaches held up better, but were difficult to capture in the narrow and volatile market environment that prevailed.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance, and which sectors were particularly weak?

During the reporting period, the weakest contributions to relative performance came from the consumer discretionary,

information technology and health care sectors. (Contributions take weightings and total returns into account.) During the same reporting period, the real estate and energy sectors provided stronger contributions to the Fund’s performance than other sectors, but still detracted from performance relative to the S&P 500® Index.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period included systems software developer Microsoft, interactive media & services platform Facebook, and Internet & direct marketing retailer Amazon.com. The stocks that detracted the most from the Fund’s absolute performance included communications equipment maker Cisco Systems, airfreight & logistics firm XPO Logistics and data processing & outsourced services provider Conduent.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the Fund’s largest initial purchase was in semiconductor & telecommunications company QUALCOMM, while its largest increased purchase was in Microsoft, mentioned above. During the same period, the Fund sold its full position in multinational conglomerate Berkshire Hathaway, while its most significantly reduced position size was in consumer electronics maker Apple.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s largest increases in sector exposures relative to the S&P 500® Index were in the consumer staples and communication sectors. Conversely, the Fund’s largest decreases in benchmark-relative sector exposures were in health care and energy.

How was the Fund positioned at the end of the reporting period?

Relative to the S&P 500® Index, the Fund ended the reporting period with its largest overweight exposures to the information technology and consumer discretionary sectors and most underweight exposures to the health care and industrials sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2019

	Shares	Value

Common Stocks 98.7%†
Aerospace & Defense 3.7%
Boeing Co.	14,852	$5,048,344
Lockheed Martin Corp.	22,434	8,450,439
Northrop Grumman Corp.	18,790	6,623,099
Raytheon Co.	6,158	1,306,789
Spirit AeroSystems Holdings, Inc., Class A	53,707	4,394,307

		25,822,978

Air Freight & Logistics 0.0%‡
United Parcel Service, Inc., Class B	1,254	144,423

Airlines 0.7%
Delta Air Lines, Inc.	4,498	247,750
Southwest Airlines Co.	81,189	4,557,138
United Airlines Holdings, Inc. (a)	1,089	98,925

		4,903,813

Beverages 1.0%
Coca-Cola Co.	55,840	3,039,371
PepsiCo., Inc.	29,256	4,013,046

		7,052,417

Biotechnology 3.7%
AbbVie, Inc.	121,232	9,644,006
Alkermes PLC (a)	95,943	1,873,767
Amgen, Inc.	8,589	1,831,604
Biogen, Inc. (a)	856	255,696
Celgene Corp. (a)	34,364	3,712,343
Gilead Sciences, Inc.	69,571	4,432,368
Incyte Corp. (a)	54,720	4,592,102

		26,341,886

Capital Markets 0.7%
LPL Financial Holdings, Inc.	46,881	3,789,860
S&P Global, Inc.	4,525	1,167,405

		4,957,265

Chemicals 0.9%
Sherwin-Williams Co.	10,652	6,096,353

Commercial Services & Supplies 0.6%
Cintas Corp.	4,331	1,163,610
Clean Harbors, Inc. (a)	39,886	3,288,999

		4,452,609

Communications Equipment 0.9%
Cisco Systems, Inc.	128,043	6,083,323

Construction & Engineering 0.2%
Fluor Corp.	97,700	1,573,947

Consumer Finance 0.8%
SLM Corp.	152,539	1,287,429

	Shares	Value

Consumer Finance (continued)
Synchrony Financial	116,118	$4,107,094

		5,394,523

Distributors 0.3%
LKQ Corp. (a)	61,744	2,098,679

Electronic Equipment, Instruments & Components 1.6%
Avnet, Inc.	75,665	2,993,308
CDW Corp.	37,530	4,800,462
Jabil, Inc.	103,628	3,815,583

		11,609,353

Entertainment 1.5%
Netflix, Inc. (a)	20,590	5,917,772
Roku, Inc. (a)(b)	4,174	614,413
Take-Two Interactive Software, Inc. (a)	34,262	4,123,431

		10,655,616

Equity Real Estate Investment Trusts 2.2%
American Tower Corp.	39,227	8,554,624
Colony Capital, Inc.	588,834	3,297,470
Outfront Media, Inc.	146,019	3,841,760

		15,693,854

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	23,301	6,922,960
Sysco Corp.	71,868	5,740,097
U.S. Foods Holding Corp. (a)	77,217	3,063,199

		15,726,256

Food Products 0.8%
Bunge, Ltd.	30,902	1,668,708
Pilgrim’s Pride Corp. (a)	131,526	3,993,129

		5,661,837

Health Care Equipment & Supplies 1.0%
Hill-Rom Holdings, Inc.	39,596	4,145,305
Intuitive Surgical, Inc. (a)	5,601	3,097,073

		7,242,378

Health Care Providers & Services 4.0%
AmerisourceBergen Corp.	50,614	4,321,424
Anthem, Inc.	17,753	4,776,977
McKesson Corp.	26,695	3,550,435
UnitedHealth Group, Inc.	61,433	15,524,119

		28,172,955

Health Care Technology 0.3%
Cerner Corp.	34,242	2,298,323

Hotels, Restaurants & Leisure 3.4%
Aramark	10,835	474,140
Chipotle Mexican Grill, Inc. (a)	6,272	4,880,620
Darden Restaurants, Inc.	39,789	4,467,111
McDonald’s Corp.	6,055	1,191,018

10	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Starbucks Corp.	104,193	$8,810,560
Yum China Holdings, Inc.	101,113	4,297,302

		24,120,751

Household Durables 0.6%
NVR, Inc. (a)	1,215	4,418,457

Household Products 0.2%
Procter & Gamble Co.	13,336	1,660,465

Insurance 1.8%
American International Group, Inc.	73,734	3,904,953
American National Insurance Co.	57	6,839
Aon PLC	26,001	5,022,353
Progressive Corp.	58,953	4,109,024

		13,043,169

Interactive Media & Services 8.4%
Alphabet, Inc. (a)
Class A	12,201	15,358,619
Class C	14,245	17,950,267
Facebook, Inc., Class A (a)	137,103	26,275,790

		59,584,676

Internet & Direct Marketing Retail 7.2%
Amazon.com, Inc. (a)	21,124	37,530,166
Booking Holdings, Inc. (a)	3,952	8,096,739
eBay, Inc.	145,071	5,113,753

		50,740,658

IT Services 7.9%
Accenture PLC, Class A	29,088	5,393,497
Akamai Technologies, Inc. (a)	50,861	4,399,476
Booz Allen Hamilton Holding Corp.	61,617	4,335,988
Euronet Worldwide, Inc. (a)	14,323	2,006,223
Fidelity National Information Services, Inc.	3,525	464,454
Genpact, Ltd.	8,278	324,249
GoDaddy, Inc., Class A (a)	67,997	4,421,845
Mastercard, Inc., Class A	43,875	12,145,039
PayPal Holdings, Inc. (a)	57,407	5,976,069
Square, Inc., Class A (a)	16,563	1,017,465
Visa, Inc., Class A	85,052	15,212,401

		55,696,706

Life Sciences Tools & Services 1.3%
Avantor, Inc. (a)	243,594	3,461,471
Charles River Laboratories International, Inc. (a)	11,786	1,531,944
Illumina, Inc. (a)	7,174	2,120,060
PRA Health Sciences, Inc. (a)	22,546	2,202,970
Thermo Fisher Scientific, Inc.	374	112,941

		9,429,386

	Shares	Value

Machinery 0.2%
Allison Transmission Holdings, Inc.	26,179	$1,141,666

Media 1.9%
Altice U.S.A., Inc., Class A (a)	141,905	4,391,960
Charter Communications, Inc., Class A (a)	5,528	2,586,330
Comcast Corp., Class A	150,508	6,745,768

		13,724,058

Multiline Retail 0.6%
Target Corp.	36,812	3,935,571

Oil, Gas & Consumable Fuels 1.0%
HollyFrontier Corp.	54,191	2,977,254
PBF Energy, Inc., Class A	117,443	3,791,060

		6,768,314

Personal Products 0.9%
Estee Lauder Cos., Inc., Class A	30,658	5,710,666
Nu Skin Enterprises, Inc., Class A	13,808	615,560

		6,326,226

Pharmaceuticals 1.0%
Eli Lilly & Co.	7,630	869,438
Merck & Co., Inc.	74,197	6,429,912

		7,299,350

Professional Services 0.6%
ManpowerGroup, Inc.	12,837	1,167,140
Nielsen Holdings PLC	55,168	1,112,187
TransUnion	26,144	2,160,017

		4,439,344

Road & Rail 0.6%
Union Pacific Corp.	26,584	4,398,589

Semiconductors & Semiconductor Equipment 7.3%
Applied Materials, Inc.	93,724	5,085,464
Broadcom, Inc.	32,213	9,433,577
Entegris, Inc.	84,628	4,062,144
KLA Corp.	9,702	1,640,026
Lam Research Corp.	20,082	5,443,025
NVIDIA Corp.	19,069	3,833,251
QUALCOMM, Inc.	106,489	8,565,975
Teradyne, Inc.	68,727	4,207,467
Texas Instruments, Inc.	77,749	9,173,605

		51,444,534

Software 14.4%
Adobe, Inc. (a)	27,648	7,684,209
Cadence Design Systems, Inc. (a)	71,784	4,691,084
CDK Global, Inc.	82,665	4,177,889
Dropbox, Inc., Class A (a)	201,950	4,002,649
Fortinet, Inc. (a)	53,737	4,382,790
Intuit, Inc.	27,021	6,957,907

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value

Common Stocks (continued)
Software (continued)
LogMeIn, Inc.	5,842	$383,703
Microsoft Corp.	374,238	53,654,502
NortonLifeLock, Inc.	60,887	1,393,094
Oracle Corp.	39,655	2,160,801
salesforce.com, Inc. (a)	40,080	6,272,119
ServiceNow, Inc. (a)	21,658	5,355,157
Synopsys, Inc. (a)	4,961	673,456

		101,789,360

Specialty Retail 3.1%
AutoNation, Inc. (a)	75,815	3,855,193
AutoZone, Inc. (a)	4,547	5,203,496
Best Buy Co., Inc.	54,251	3,896,849
Home Depot, Inc.	14,289	3,351,914
Lowe’s Cos., Inc.	3,252	362,956
O’Reilly Automotive, Inc. (a)	12,526	5,455,198

		22,125,606

Technology Hardware, Storage & Peripherals 8.3%
Apple, Inc.	207,819	51,697,054
Dell Technologies, Inc., Class C (a)	67,364	3,562,882
HP, Inc.	221,843	3,853,413

		59,113,349

Textiles, Apparel & Luxury Goods 0.9%
NIKE, Inc., Class B	24,658	2,208,124
Skechers U.S.A., Inc., Class A (a)	102,753	3,839,879

		6,048,003

Total Common Stocks (Cost $509,706,384)		699,231,026

Exchange-Traded Fund 1.4%
Banks 1.4%
iShares Russell 1000 Growth ETF	61,606	10,112,009

Total Exchange-Traded Fund (Cost $9,746,458)		10,112,009

	Shares	Value

Short-Term Investments 0.1%
Affiliated Investment Company 0.0%‡
MainStay U.S. Government Liquidity Fund, 1.76% (c)	29,168	$29,168

Unaffiliated Investment Company 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.75% (c)(d)	630,130	630,130

Total Short-Term Investments (Cost $659,298)		659,298

Total Investments (Cost $520,112,140)	100.2%	710,002,333
Other Assets, Less Liabilities	(0.2)	(1,192,918)
Net Assets	100.0%	$708,809,415

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of October 31, 2019, the aggregate market value of securities on loan was $608,230. The Fund received cash collateral with a value of $630,130 (See Note 2(H)).

(c)	Current yield as of October 31, 2019.

(d)	Represents security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

12	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$699,231,026	$—	$—	$699,231,026
Exchange-Traded Fund	10,112,009	—	—	10,112,009
Short-Term Investments
Affiliated Investment Company	29,168	—	—	29,168
Unaffiliated Investment Company	630,130	—	—	630,130

Total Short-Term Investments	659,298	—	—	659,298

Total Investments in Securities	$710,002,333	$—	$—	$710,002,333

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $520,082,972) including securities on loan of $608,230	$709,973,165
Investment in affiliated investment company, at value (identified cost $29,168)	29,168
Receivables:
Investment securities sold	63,043,373
Dividends	257,798
Fund shares sold	21,994
Securities lending	69
Other assets	24,681

Total assets	773,350,248

Liabilities
Cash collateral received for securities on loan	630,130
Payables:
Investment securities purchased	63,056,790
Manager (See Note 3)	407,029
Transfer agent (See Note 3)	145,473
NYLIFE Distributors (See Note 3)	132,936
Fund shares redeemed	92,808
Shareholder communication	31,995
Professional fees	21,903
Custodian	11,934
Trustees	1,292
Accrued expenses	8,543

Total liabilities	64,540,833

Net assets	$708,809,415

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$19,649
Additional paid-in capital	497,055,717

497,075,366
Total distributable earnings (loss)	211,734,049

Net assets	$708,809,415

Class A
Net assets applicable to outstanding shares	$436,507,715

Shares of beneficial interest outstanding	12,101,107

Net asset value per share outstanding	$36.07
Maximum sales charge (5.50% of offering price)	2.10

Maximum offering price per share outstanding	$38.17

Investor Class
Net assets applicable to outstanding shares	$110,762,027

Shares of beneficial interest outstanding	3,117,723

Net asset value per share outstanding	$35.53
Maximum sales charge (5.50% of offering price)	2.07

Maximum offering price per share outstanding	$37.60

Class B
Net assets applicable to outstanding shares	$18,748,955

Shares of beneficial interest outstanding	562,838

Net asset value and offering price per share outstanding	$33.31

Class C
Net assets applicable to outstanding shares	$3,143,714

Shares of beneficial interest outstanding	94,415

Net asset value and offering price per share outstanding	$33.30

Class I
Net assets applicable to outstanding shares	$139,587,591

Shares of beneficial interest outstanding	3,771,312

Net asset value and offering price per share outstanding	$37.01

Class R2
Net assets applicable to outstanding shares	$59,413

Shares of beneficial interest outstanding	1,659

Net asset value and offering price per share outstanding	$35.81

14	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$8,973,167
Securities lending	309,665
Dividends-affiliated	6,743

Total income	9,289,575

Expenses
Manager (See Note 3)	4,701,884
Distribution/Service—Class A (See Note 3)	1,061,751
Distribution/Service—Investor Class (See Note 3)	269,412
Distribution/Service—Class B (See Note 3)	206,616
Distribution/Service—Class C (See Note 3)	38,807
Distribution/Service—Class R2 (See Note 3)	145
Transfer agent (See Note 3)	945,752
Registration	102,226
Professional fees	96,936
Shareholder communication	72,743
Custodian	33,283
Trustees	16,917
Shareholder service (See Note 3)	58
Miscellaneous	33,806

Total expenses before waiver/reimbursement	7,580,336
Expense waiver/reimbursement from Manager (See Note 3)	(128,434)

Net expenses	7,451,902

Net investment income (loss)	1,837,673

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	24,123,585
Net change in unrealized appreciation (depreciation) on unaffiliated investments	35,653,377

Net realized and unrealized gain (loss) on investments	59,776,962

Net increase (decrease) in net assets resulting from operations	$61,614,635

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,054.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,837,673	$1,214,519
Net realized gain (loss) on investments	24,123,585	62,460,598
Net change in unrealized appreciation (depreciation) on investments	35,653,377	5,085,631

Net increase (decrease) in net assets resulting from operations	61,614,635	68,760,748

Distributions to shareholders:
Class A	(39,089,823)	(15,023,981)
Investor Class	(9,719,648)	(5,177,510)
Class B	(2,226,518)	(1,195,817)
Class C	(470,307)	(195,477)
Class I	(8,223,341)	(3,430,158)
Class R2	(5,344)	(1,992)

Total distributions to shareholders	(59,734,981)	(25,024,935)

Capital share transactions:
Net proceeds from sale of shares	147,078,395	23,922,513
Net asset value of shares issued to shareholders in reinvestment of distributions	59,305,848	24,812,187
Cost of shares redeemed	(156,159,398)	(83,991,507)

Increase (decrease) in net assets derived from capital share transactions	50,224,845	(35,256,807)

Net increase (decrease) in net assets	52,104,499	8,479,006

Net Assets
Beginning of year	656,704,916	648,225,910

End of year	$708,809,415	$656,704,916

16	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019	2018	2017	2016		2015

Net asset value at beginning of year	$36.41	$34.18	$29.07	$32.33		$33.75

Net investment income (loss) (a)	0.10	0.09	0.12	(0.04)		(0.12)

Net realized and unrealized gain (loss) on investments	2.87	3.47	7.39	(0.97)		1.68

Total from investment operations	2.97	3.56	7.51	(1.01)		1.56

Less dividends and distributions:

From net investment income	(0.06)	(0.02)	—	—		—

From net realized gain on investments	(3.25)	(1.31)	(2.40)	(2.25)		(2.98)

Total dividends and distributions	(3.31)	(1.33)	(2.40)	(2.25)		(2.98)

Net asset value at end of year	$36.07	$36.41	$34.18	$29.07		$32.33

Total investment return (b)	8.90%	10.74%	27.88%	(3.39%)		4.83%

Ratios of net investment income (loss) to average net assets:

Before waivers and reimbursements	0.30%	0.23%	0.39%	(0.15%)		(0.38%)

After expense waivers and reimbursements	0.30%	0.23%	0.39%	(0.14	%)(c)	(0.36%)

Ratios of expenses to average net assets:

Before waivers/reimbursements (d)	1.06%	1.06%	1.09%	1.16%		1.19%

After waivers/reimbursements (d)	1.06%	1.06%	1.09%	1.15	% (e)	1.17%

Portfolio turnover rate	153%	116%	139%	137%		118%

Net assets at end of year (in 000’s)	$436,508	$431,854	$391,245	$260,670		$294,445

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.15)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses After expense waivers and reimbursements would have been 1.16%.

	Year ended October 31,

Investor Class	2019	2018	2017	2016	2015

Net asset value at beginning of year	$35.94	$33.82	$28.86	$32.17	$33.64

Net investment income (loss) (a)	0.01	0.00 ‡	0.06	(0.10)	(0.16)

Net realized and unrealized gain (loss) on investments	2.83	3.43	7.30	(0.96)	1.67

Total from investment operations	2.84	3.43	7.36	(1.06)	1.51

Less distributions:

From net realized gain on investments	(3.25)	(1.31)	(2.40)	(2.25)	(2.98)

Net asset value at end of year	$35.53	$35.94	$33.82	$28.86	$32.17

Total investment return (b)	8.61%	10.47%	27.54%	(3.60%)	4.72%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.03%	0.01%	0.21%	(0.34%)	(0.51%)

Net expenses (c)	1.33%	1.31%	1.35%	1.35%	1.32%

Expenses (before waiver/reimbursement) (c)	1.42%	1.37%	1.35%	1.35%	1.32%

Portfolio turnover rate	153%	116%	139%	137%	118%

Net assets at end of year (in 000’s)	$110,762	$108,043	$134,867	$200,772	$224,402

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2019	2018	2017	2016	2015

Net asset value at beginning of year	$34.13	$32.42	$27.95	$31.45	$33.18

Net investment income (loss) (a)	(0.22)	(0.26)	(0.16)	(0.30)	(0.40)

Net realized and unrealized gain (loss) on investments	2.65	3.28	7.03	(0.95)	1.65

Total from investment operations	2.43	3.02	6.87	(1.25)	1.25

Less distributions:

From net realized gain on investments	(3.25)	(1.31)	(2.40)	(2.25)	(2.98)

Net asset value at end of year	$33.31	$34.13	$32.42	$27.95	$31.45

Total investment return (b)	7.79%	9.63%	26.61%	(4.30%)	3.91%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.69%)	(0.74%)	(0.56%)	(1.09%)	(1.26%)

Net expenses (c)	2.08%	2.06%	2.10%	2.10%	2.07%

Expenses (before waiver/reimbursement) (c)	2.18%	2.12%	2.10%	2.10%	2.07%

Portfolio turnover rate	153%	116%	139%	137%	118%

Net assets at end of year (in 000’s)	$18,749	$23,554	$30,064	$33,468	$43,403

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class C	2019	2018	2017	2016	2015

Net asset value at beginning of year	$34.12	$32.41	$27.94	$31.44	$33.17

Net investment income (loss) (a)	(0.21)	(0.27)	(0.17)	(0.31)	(0.39)

Net realized and unrealized gain (loss) on investments	2.64	3.29	7.04	(0.94)	1.64

Total from investment operations	2.43	3.02	6.87	(1.25)	1.25

Less distributions:

From net realized gain on investments	(3.25)	(1.31)	(2.40)	(2.25)	(2.98)

Net asset value at end of year	$33.30	$34.12	$32.41	$27.94	$31.44

Total investment return (b)	7.80%	9.63%	26.62%	(4.34%)	3.94%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.67%)	(0.77%)	(0.58%)	(1.10%)	(1.25%)

Net expenses (c)	2.08%	2.06%	2.10%	2.10%	2.07%

Expenses (before waiver/reimbursement) (c)	2.18%	2.12%	2.10%	2.10%	2.07%

Portfolio turnover rate	153%	116%	139%	137%	118%

Net assets at end of year (in 000’s)	$3,144	$5,331	$4,884	$4,831	$5,265

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019	2018	2017	2016	2015

Net asset value at beginning of year	$37.28	$34.96	$29.62	$32.83	$34.14

Net investment income (loss) (a)	0.19	0.18	0.20	(0.02)	(0.04)

Net realized and unrealized gain (loss) on investments	2.95	3.55	7.54	(0.94)	1.71

Total from investment operations	3.14	3.73	7.74	(0.96)	1.67

Less dividends and distributions:

From net investment income	(0.16)	(0.10)	—	—	—

From net realized gain on investments	(3.25)	(1.31)	(2.40)	(2.25)	(2.98)

Total dividends and distributions	(3.41)	(1.41)	(2.40)	(2.25)	(2.98)

Net asset value at end of year	$37.01	$37.28	$34.96	$29.62	$32.83

Total investment return (b)	9.18%	11.03%	28.16%	(3.17%)	5.12%

Ratios of net investment income (loss) to average net assets:

Before waivers and reimbursements	0.53%	0.49%	0.62%	(0.12%)	(0.13%)

After expense waivers and reimbursements	0.53%	0.49%	0.62%	(0.07%)	(0.11%)

Ratios of expenses to average net assets:

Before waivers/reimbursements (c)	0.81%	0.81%	0.83%	0.98%	0.94%

After waivers/reimbursements (c)	0.81%	0.81%	0.83%	0.92%	0.92%

Portfolio turnover rate	153%	116%	139%	137%	118%

Net assets at end of year (in 000’s)	$139,588	$87,866	$87,115	$15,473	$531,981

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class R2	2019	2018	2017	2016	2015

Net asset value at beginning of year	$36.16	$33.97	$28.94	$32.22	$33.68

Net investment income (loss) (a)	0.07	0.05	0.09	(0.06)	(0.15)

Net realized and unrealized gain (loss) on investments	2.86	3.45	7.34	(0.97)	1.67

Total from investment operations	2.93	3.50	7.43	(1.03)	1.52

Less dividends and distributions:

From net investment income	(0.03)	—	—	—	—

From net realized gain on investments	(3.25)	(1.31)	(2.40)	(2.25)	(2.98)

Total dividends and distributions	(3.28)	(1.31)	(2.40)	(2.25)	(2.98)

Net asset value at end of year	$35.81	$36.16	$33.97	$28.94	$32.22

Total investment return (b)	8.81%	10.64%	27.72%	(3.46%)	4.72%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.21%	0.13%	0.31%	(0.23%)	(0.48%)

Net expenses (c)	1.16%	1.16%	1.19%	1.24%	1.29%

Portfolio turnover rate	153%	116%	139%	137%	118%

Net assets at end of year (in 000’s)	$59	$58	$52	$38	$34

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Investor Class, Class B, Class C and Class R2 were first offered as of the close of business on January 18, 2013. Class A shares commenced operations on August 7, 2006. Class I shares commenced operations on November 2, 2009. Class R6 shares were registered for sale effective as of February 28, 2017. As of October 31, 2019, Class R6 were not yet offered for sale.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R2 shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class R2 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews

20	MainStay MacKay Growth Fund

and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which

21

Notes to Financial Statements (continued)

mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2019, the Fund did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage

22	MainStay MacKay Growth Fund

in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund had securities on loan with an aggregate market value of $608,230 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $630,130.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended October 31, 2019, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.69%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.09% of average daily net assets of the Fund’s Class I shares. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) applicable to Class I shares do not exceed 0.92% of its average daily net assets of the Fund’s Class I shares. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $4,701,884 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $128,434 and paid the Subadvisor in the amount of $2,286,725.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred

23

Notes to Financial Statements (continued)

by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under the Class R2 Plan.

During the year ended October 31, 2019, shareholder service fees incurred by the Fund were as follows:

Class R2	$58

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $21,354 and $12,818, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $198, $12,391 and $229, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$285,314
Investor Class	468,326
Class B	90,152
Class C	17,031
Class I	84,890
Class R2	39

(E)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$14	$84,478	$(84,463)	$—	$—	$29	$7	$—	29

(F)  Capital.  As of October 31, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R2	$49,537	83.4%

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$521,793,175	$195,224,742	$(7,015,584)	$188,209,158

24	MainStay MacKay Growth Fund

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$1,389,459	$22,135,432	$—	$188,209,158	$211,734,049

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$(2,076,489)	$2,076,489

The reclassifications for the Fund are primarily due to equalization.

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$29,876,958	$15,414,955
Long-Term Capital Gain	29,858,023	9,609,980
Total	$59,734,981	$25,024,935

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an addi-

tional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of securities, other than short-term securities, were $1,044,592 and $1,052,011, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,228,978	$43,512,659
Shares issued to shareholders in reinvestment of dividends and distributions	1,159,911	38,706,235
Shares redeemed	(2,262,231)	(78,734,527)

Net increase (decrease) in shares outstanding before conversion	126,658	3,484,367
Shares converted into Class A (See Note 1)	212,425	7,236,196
Shares converted from Class A (See Note 1)	(99,369)	(3,391,088)

Net increase (decrease)	239,714	$7,329,475

Year ended October 31, 2018:
Shares sold	352,316	$12,971,693
Shares issued to shareholders in reinvestment of dividends and distributions	444,915	14,860,164
Shares redeemed	(1,457,440)	(53,119,466)

Net increase (decrease) in shares outstanding before conversion	(660,209)	(25,287,609)
Shares converted into Class A (See Note 1)	1,109,274	40,634,221
Shares converted from Class A (See Note 1)	(34,692)	(1,299,552)

Net increase (decrease)	414,373	$14,047,060

25

Notes to Financial Statements (continued)

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	364,193	$12,722,734
Shares issued to shareholders in reinvestment of dividends and distributions	294,183	9,693,220
Shares redeemed	(570,354)	(19,673,873)

Net increase (decrease) in shares outstanding before conversion	88,022	2,742,081
Shares converted into Investor Class (See Note 1)	143,240	4,784,809
Shares converted from Investor Class (See Note 1)	(120,074)	(4,079,243)

Net increase (decrease)	111,188	$3,447,647

Year ended October 31, 2018:
Shares sold	101,904	$3,722,510
Shares issued to shareholders in reinvestment of dividends and distributions	156,253	5,162,594
Shares redeemed	(299,214)	(10,744,937)

Net increase (decrease) in shares outstanding before conversion	(41,057)	(1,859,833)
Shares converted into Investor Class (See Note 1)	86,586	3,174,510
Shares converted from Investor Class (See Note 1)	(1,026,899)	(37,149,916)

Net increase (decrease)	(981,370)	$(35,835,239)

Class B	Shares	Amount

Year ended October 31, 2019:
Shares sold	170,458	$5,626,071
Shares issued to shareholders in reinvestment of dividends and distributions	71,379	2,219,881
Shares redeemed	(245,861)	(8,022,985)

Net increase (decrease) in shares outstanding before conversion	(4,024)	(177,033)
Shares converted from Class B (See Note 1)	(123,319)	(3,835,165)

Net increase (decrease)	(127,343)	$(4,012,198)

Year ended October 31, 2018:
Shares sold	15,911	$548,582
Shares issued to shareholders in reinvestment of dividends and distributions	37,656	1,189,538
Shares redeemed	(136,469)	(4,682,820)

Net increase (decrease) in shares outstanding before conversion	(82,902)	(2,944,700)
Shares converted from Class B (See Note 1)	(154,363)	(5,371,163)

Net increase (decrease)	(237,265)	$(8,315,863)

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	33,392	$1,058,788
Shares issued to shareholders in reinvestment of dividends and distributions	15,030	467,279
Shares redeemed	(86,312)	(2,715,460)

Net increase (decrease) in shares outstanding before conversion	(37,890)	(1,189,393)
Shares converted from Class C (See Note 1)	(23,938)	(742,206)

Net increase (decrease)	(61,828)	$(1,931,599)

Year ended October 31, 2018:
Shares sold	32,763	$1,148,959
Shares issued to shareholders in reinvestment of dividends and distributions	5,963	188,384
Shares redeemed	(33,203)	(1,142,959)

Net increase (decrease)	5,523	$194,384

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	2,525,805	$84,153,853
Shares issued to shareholders in reinvestment of dividends and distributions	240,453	8,213,889
Shares redeemed	(1,352,577)	(47,004,179)

Net increase (decrease) in shares outstanding before conversion	1,413,681	45,363,563
Shares converted into Class I (See Note 1)	773	26,697

Net increase (decrease)	1,414,454	$45,390,260

Year ended October 31, 2018:
Shares sold	143,864	$5,523,833
Shares issued to shareholders in reinvestment of dividends and distributions	99,927	3,409,515
Shares redeemed	(378,889)	(14,295,551)

Net increase (decrease) in shares outstanding before conversion	(135,098)	(5,362,203)
Shares converted into Class I (See Note 1)	305	11,900

Net increase (decrease)	(134,793)	$(5,350,303)

Class R2	Shares	Amount

Year ended October 31, 2019:
Shares sold	128	$4,290
Shares issued to shareholders in reinvestment of dividends and distributions	161	5,344
Shares redeemed	(245)	(8,374)

Net increase (decrease)	44	$1,260

Year ended October 31, 2018:
Shares sold	194	$6,936
Shares issued to shareholders in reinvestment of dividends and distributions	60	1,992
Shares redeemed	(155)	(5,774)

Net increase (decrease)	99	$3,154

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies

26	MainStay MacKay Growth Fund

certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Growth Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

28	MainStay MacKay Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $29,858,023 as long term capital gain distributions.

For the fiscal year ended October 31, 2019, the Fund designated approximately $7,730,733 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2019 should be multiplied by 26.09% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

29

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

30	MainStay MacKay Growth Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

31

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay MacKay Growth Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1716827 MS159-19	MSCG11-12/19 (NYLIM) NL223

MainStay MacKay California Tax Free Opportunities Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2013	4.29 9.20%	3.66 4.62%	3.75 4.47%	0.82 0.82%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2013	4.27 9.18	3.62 4.58	3.68 4.40	0.85 0.85
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2/28/2013	8.01 9.01	4.33 4.33	4.14 4.14	1.10 1.10
Class I Shares	No Sales Charge		2/28/2013	9.48	4.88	4.74	0.57

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

5

Benchmark Performance	One Year	Five Years	Since Inception

Bloomberg Barclays California Municipal Bond Index[3]	9.43%	3.55%	3.62%
Morningstar Muni California Long Category Average[4]	9.64	3.74	3.67

3.

The Bloomberg Barclays California Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays California Municipal Bond Index is a market-value-weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar Muni California Long Category Average is representative of funds that invest at least 80% of assets in California municipal debt. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay California Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay California Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,041.10	$3.86	$1,021.42	$3.82	0.75%

Investor Class Shares	$1,000.00	$1,041.00	$3.96	$1,021.32	$3.92	0.77%

Class C Shares	$1,000.00	$1,040.60	$5.25	$1,020.06	$5.19	1.02%

Class I Shares	$1,000.00	$1,042.40	$2.57	$1,022.68	$2.55	0.50%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2019 (Unaudited)

School District	21.3%

General	17.6

General Obligation	8.8

Medical	7.3

Water	7.2

Airport	6.9

Transportation	5.9

Higher Education	4.3

Education	3.6

Power	2.9

Utilities	2.3

Housing	2.0%

Tobacco Settlement	1.9

Development	1.6

Pollution	1.3

Multi-Family Housing	0.4

Nursing Homes	0.4

Facilities	0.3

Mello-Roos	0.2

Other Assets, Less Liabilities	3.8

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Issuers Held as of October 31, 2019 (Unaudited)

1.	California State, Unlimited General Obligation, 0.98%–5.00%, due 11/1/27–5/1/40

2.	City of Long Beach Harbor, Revenue Bonds, 5.00%, due 5/15/22–5/15/44

3.	California Public Finance Authority, Sharp HealthCare, Revenue Bonds, 0.93%, due 8/1/52

4.	Puerto Rico Sales Tax Financing Corp., Revenue Bonds, 4.329%–5.00%, due 7/1/34–7/1/58

5.	Napa Valley Unified School District, Unlimited General Obligation, 4.00%, due 8/1/44
6.	San Diego County Regional Transportation Commission, Revenue Bonds, 5.00%, due 4/1/48

7.	San Francisco City & County International Airports Commission, Revenue Bonds, 5.00%, due 5/1/30–5/1/38

8.	Orange County Local Transportation Authority, Revenue Bonds, 4.00%, due 2/15/38

9.	Norman Y Mineta San Jose International Airport SJC, Revenue Bonds, 5.00%–5.25%, due 3/1/22–3/1/47

10.	California Municipal Finance Authority, Pomona College, Revenue Bonds, 4.00%, due 1/1/43

8	MainStay MacKay California Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay California Tax Free Opportunities Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay MacKay California Tax Free Opportunities Fund returned 9.48%, outperforming the 9.43% return of the Fund’s primary benchmark, the Bloomberg Barclays California Municipal Bond Index. Over the same period, Class I shares underperformed the 9.64% return of the Morningstar Muni California Long Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

During the 12-month reporting period ended October 31, 2019, the high-yield segment of the municipal market outperformed the investment-grade segment. While demand for municipal income was strong across the yield curve,2 demand remained strongest among longer maturities, leading to the outperformance of 20- and 30-year bonds. The demand for longer debt indicated that investors were willing to take on duration3 risk to acquire incremental yield. Performance in long-end maturities outperformed the short-end, which led to a flatter yield curve. Credit-specific performance in territory-issued bonds (Guam, Virgin Islands and Puerto Rico) underperformed the overall muni market, while Illinois and New Jersey outperformed.

The Fund performed in-line with the Bloomberg Barclays California Municipal Bond Index during the reporting period. Yield curve positioning played a role in the Fund’s performance as exposure to bonds maturing in 15 years and longer enhanced relative performance, while an underweight to bonds maturing on the short-end detracted. In addition, overweight exposure and a longer duration profile within the special tax and local general obligation sectors made positive contributions to the Fund’s relative performance, while an underweight exposure to the state general obligation and pre-refunded sectors detracted. (Contributions take weightings and total returns into account.)

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used U.S. Treasury futures during the reporting period to maintain a neutral position relative to the benchmark. The Fund’s Treasury hedge detracted from performance as rates dropped appreciably over the course of the reporting period.

What was the Fund’s duration strategy during the reporting period?

During the reporting period, the Fund employed U.S. Treasury futures, as mentioned above, to maintain a neutral duration strategy relative to the Bloomberg Barclays California Municipal Bond Index. As of October 31, 2019, the Fund’s modified duration to worst4 was 5.10 years, while the benchmark’s modified duration to worst was 5.13 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Among sectors, the Fund’s relative performance benefited most strongly from exposure to special tax, local general obligation and education bonds. Conversely, the Fund’s exposure to state general obligation, pre-refunded/escrowed to maturity (ETM) and industrial development revenue/pollution control revenue (IDR/PCR) bonds detracted from relative performance. Among issuing locales, Puerto Rico and Guam credits contributed positively to relative performance, while territory debt was not included in the benchmark. In particular, progress in the restructuring of Puerto Rico-issued debt led to the strong outperformance of the various debt profiles from Puerto Rico issuers. From a credit-rating perspective, the Fund’s BBB-, BB- and CC-rated holdings enhanced performance, while underweight exposure to AAA- and AA-rated credits detracted.5 Regarding maturities, holdings with maturities of 20 years and longer bolstered returns, while those with maturities 10 years and shorter hindered relative performance.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

5.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘CC’ by S&P is deemed by S&P to be extremely weak and the obligor is not likely to meet some of its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

9

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund remained focused on diversification and liquidity, so no individual transaction was considered significant.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its exposure to the local general obligation, transportation and special tax sectors, while decreasing exposure to hospital, water/sewer and education bonds. In terms of maturity, the Fund increased its allocation to bonds maturing in 20 to 25 years while decreasing holdings in bonds maturing in the 25- to 30-year range. From a credit quality perspective, the Fund increased its exposure to AAA- and AA-rated bonds during the reporting period, and decreased its exposure to BBB-rated bonds.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2019, the Fund held exposure to Guam- and Puerto Rico-issued debt, which was not included in the Bloomberg Barclays California Municipal Bond Index. The Fund also held overweight exposure to the local general obligation sector and special tax bonds, as well as non-investment grade bonds. As of the same date, the Fund held underweight exposure to the state general obligation sector along with AA-rated bonds.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay California Tax Free Opportunities Fund

Portfolio of Investments October 31, 2019

	Principal Amount	Value
Municipal Bonds 96.2%† Long-Term Municipal Bonds 90.6%
Airport 6.9%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds Series C, Insured: AGM 6.00%, due 10/1/34 (a)	$1,000,000	$1,165,850
California Municipal Finance Authority, LAX Integrated Express Solutions Project, Revenue Bonds (a)
Insured: AGM 3.25%, due 12/31/32	1,000,000	1,052,500
5.00%, due 6/30/31	3,100,000	3,759,835
California Municipal Finance Authority, United Airlines, Inc. Project, Revenue Bonds Series B 4.00%, due 7/15/29 (a)	3,000,000	3,405,630
City of Los Angeles, Department of Airports, International Airport, Revenue Bonds Series B 5.00%, due 5/15/31	1,500,000	1,531,095
City of Los Angeles, Department of Airports, Los Angeles International Airport, Revenue Bonds (a)
Series B 5.00%, due 5/15/25	710,000	843,828
Series D 5.00%, due 5/15/26	1,000,000	1,214,640
Series A 5.00%, due 5/15/29	3,125,000	3,986,719
Series A 5.00%, due 5/15/31	2,815,000	3,422,055
Series A 5.25%, due 5/15/48	1,375,000	1,669,690
Norman Y Mineta San Jose International Airport SJC, Revenue Bonds (a)
Series A 5.00%, due 3/1/41	2,500,000	2,953,725
Series A 5.00%, due 3/1/47	4,390,000	5,143,104
Series A-1 5.25%, due 3/1/22	3,200,000	3,375,680
Orange County Airport Revenue, Revenue Bonds Series A 5.00%, due 7/1/29	425,000	539,181
Palm Springs Airport Passenger Facilities, Palm Springs International Airport, Revenue Bonds (a)
Insured: BAM 5.00%, due 6/1/27	1,205,000	1,424,816

	Principal Amount	Value
Airport (continued)
Palm Springs Airport Passenger Facilities, Palm Springs International Airport, Revenue Bonds (continued)
Insured: BAM 5.00%, due 6/1/30	$640,000	$752,256
Insured: BAM 5.00%, due 6/1/31	1,130,000	1,326,665
Sacramento County, California Airport System, Revenue Bonds Series C 5.00%, due 7/1/38 (a)	3,000,000	3,633,060
San Francisco City & County International Airports Commission, Revenue Bonds
Series D 5.00%, due 5/1/30	2,595,000	3,381,415
Series D 5.00%, due 5/1/31	2,200,000	2,845,062
Series D 5.00%, due 5/1/38	4,600,000	5,777,462

		53,204,268

Development 1.6%
California Health Facilities Financing Authority, Los Angeles Biomedical Research Institute, Revenue Bonds
5.00%, due 9/1/30	1,300,000	1,600,053
5.00%, due 9/1/31	1,365,000	1,668,439
5.00%, due 9/1/32	1,435,000	1,747,041
5.00%, due 9/1/34	1,590,000	1,922,342
California Statewide Communities Development Authority, Revenue Bonds Insured: AGM 5.00%, due 11/15/49	1,000,000	1,143,250
California Statewide Communities Development Authority, Southern California Edison Co., Revenue Bonds 2.625%, due 11/1/33 (b)	1,655,000	1,719,413
City of Irvine, Special Assessment 5.00%, due 9/2/44	1,800,000	2,231,208

		12,031,746

Education 3.6%
California Enterprise Development Authority, Thacher School Project, Revenue Bonds 4.00%, due 9/1/44	3,450,000	3,918,648
California Infrastructure & Economic Development Bank, Equitable School Revolving Fund, Revenue Bonds
Series B 5.00%, due 11/1/39	300,000	366,522
Series B 5.00%, due 11/1/44	350,000	423,542
Series B 5.00%, due 11/1/49	500,000	601,770

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
California Municipal Finance Authority, Creative Center Los Altos Project, Pinewood & Oakwood Schools, Revenue Bonds (c)
Series B 4.00%, due 11/1/36	$400,000	$414,068
Series B 4.50%, due 11/1/46	1,600,000	1,677,216
California Municipal Finance Authority, Palmdale Aerospace Academy Projects, Revenue Bonds 5.00%, due 7/1/46 (c)	795,000	869,690
California Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds Series A 5.30%, due 8/1/47	500,000	523,705
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds Insured: AGM (zero coupon), due 8/1/49	7,905,000	2,456,083
California School Finance Authority, Aspire Public Schools, Revenue Bonds (c)
5.00%, due 8/1/27	500,000	577,470
5.00%, due 8/1/28	700,000	807,135
5.00%, due 8/1/36	600,000	675,522
5.00%, due 8/1/41	750,000	836,617
5.00%, due 8/1/46	975,000	1,084,054
California School Finance Authority, Charter School Classical Academies Project, Revenue Bonds Series A 5.00%, due 10/1/37 (c)	1,485,000	1,674,842
California School Finance Authority, Grimmway Schools Obligation, Revenue Bonds Series A 5.00%, due 7/1/46 (c)	750,000	815,805
California School Finance Authority, High Tech High Learning Project, Revenue Bonds (c)
Series A 5.00%, due 7/1/37	500,000	581,755
Series A 5.00%, due 7/1/49	500,000	573,565
California School Finance Authority, KIPP LA Projects, Revenue Bonds Series A 5.00%, due 7/1/34	600,000	670,704

	Principal Amount	Value
Education (continued)
California State Municipal Finance Authority, Charter School, King Chavez Academy, Revenue Bonds (c)
Series A 5.00%, due 5/1/36	$1,275,000	$1,405,420
Series A 5.00%, due 5/1/46	1,325,000	1,438,725
California State Municipal Finance Authority, Charter School, Palmdale Aerospace Academy Projects, Revenue Bonds 5.00%, due 7/1/36 (c)	1,300,000	1,442,558
Irvine Unified School District, Community Facilities District No. 9, Special Tax
Series A 5.00%, due 9/1/33	410,000	511,791
Series A 5.00%, due 9/1/34	225,000	280,346
Series A 5.00%, due 9/1/36	550,000	681,197
Oxnard California School District, COPS, Property Acquisition and Improvement Project, Certificate of Participation Insured: BAM 2.00%, due 8/1/45 (b)	1,000,000	1,075,690
San Marcos School Financing Authority, Revenue Bonds Insured: AGM 5.25%, due 8/15/40	1,000,000	1,225,300

		27,609,740

Facilities 0.3%
Sacramento, Convention Center Ballroom, Special Assessment 3.00%, due 6/1/50	2,090,000	2,037,395

General 17.0%
Anaheim Public Financing Authority, Revenue Bonds
Series A 5.00%, due 5/1/33	1,000,000	1,155,600
Series A, Insured: BAM 5.00%, due 9/1/35	4,500,000	5,535,495
California Infrastructure & Economic Development Bank, The Salvation Army Western Territory, Revenue Bonds
4.00%, due 9/1/33	1,225,000	1,375,651
4.00%, due 9/1/34	1,000,000	1,117,390
California Municipal Finance Authority, Orange County Civic Center Infrastructure Program, Revenue Bonds 5.00%, due 6/1/37	2,085,000	2,578,603

12	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General (continued)
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds Series A 6.375%, due 11/1/43	$500,000	$575,840
Cathedral City Redevelopment Agency Successor Agency, Merged Redevelopment Project Area, Tax Allocation
Series A, Insured: AGM 5.00%, due 8/1/26	1,000,000	1,160,110
Series A, Insured: AGM 5.00%, due 8/1/34	1,000,000	1,145,820
City of Irvine, Community Facilities District, Special Tax 5.00%, due 9/1/49	1,385,000	1,530,619
City of Newark CA, Civic Center Financing Project, Certificates of Participation
3.00%, due 6/1/39	3,550,000	3,630,975
3.00%, due 6/1/40	3,660,000	3,721,195
Coronado Community Development Successor Agency, Tax Allocation Series A 5.00%, due 9/1/33	555,000	657,542
County of Los Angeles CA, Vermont Corridor County Administration Building, Revenue Bonds Series A 5.00%, due 12/1/38	1,910,000	2,379,497
Del Mar California Race Track Authority, Revenue Bonds
5.00%, due 10/1/30	1,000,000	1,132,740
5.00%, due 10/1/38	1,800,000	1,803,636
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds 7.50%, due 8/20/40	1,300,000	1,017,250
Greenfield Redevelopment Agency, Tax Allocation Insured: BAM 4.00%, due 2/1/26	285,000	331,492
Livermore Valley Water Financing Authority, Revenue Bonds Series A 5.00%, due 7/1/47	3,945,000	4,781,261
Lodi CA, Public Financing Authority, Revenue Bonds
Insured: AGM 5.00%, due 9/1/31	1,330,000	1,684,139
Insured: AGM 5.00%, due 9/1/32	1,650,000	2,082,548

	Principal Amount	Value
General (continued)
Madera Redevelopment Agency, Tax Allocation Series A 5.00%, due 9/1/37	$1,180,000	$1,465,348
Montclair Financing Authority, Public Facilities Project, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	1,000,000	1,158,800
Mountain View, Shoreline Regional Park Community, Tax Allocation Series A, Insured: AGM 5.00%, due 8/1/36	1,645,000	2,069,986
Orange County Local Transportation Authority, Revenue Bonds 4.00%, due 2/15/38	10,000,000	11,543,400
Pico Rivera Public Financing Authority, Revenue Bonds Insured: NATL-RE 5.25%, due 9/1/34	1,560,000	1,912,950
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/36	1,100,000	1,102,959
Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series C, Insured: AMBAC 5.50%, due 7/1/24	70,000	75,632
Series C, Insured: AMBAC 5.50%, due 7/1/26	455,000	500,432
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-2 4.329%, due 7/1/40	1,500,000	1,526,235
Series A-1 4.50%, due 7/1/34	1,500,000	1,603,020
Series A-1 5.00%, due 7/1/58	10,465,000	11,012,319
Riverside County Public Financing Authority, Project Area No. 1 Desert Communities & Interstate 215 Corridor Project, Tax Allocation Series A, Insured: BAM 4.00%, due 10/1/32	1,050,000	1,156,565
Riverside County Public Financing Authority, Tax Allocation Series A, Insured: BAM 4.00%, due 10/1/40	1,000,000	1,102,470
Riverside County Transportation Commission, Limited Tax, Revenue Bonds Series A 5.25%, due 6/1/39	1,000,000	1,148,880

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General (continued)
Sacramento Transient Occupancy Tax Revenue, Convention Center Complex, Revenue Bonds Series C 5.00%, due 6/1/48	$4,860,000	$5,825,147
San Bernardino County Financing Authority, Court House Facilities Project, Revenue Bonds Series C, Insured: NATL-RE 5.50%, due 6/1/37	1,215,000	1,356,268
San Diego Association of Governments, Mid Coast Corridor Transit Project, Revenue Bonds Series B 1.80%, due 11/15/27	6,000,000	6,084,180
San Diego County Regional Transportation Commission, Revenue Bonds Series A 5.00%, due 4/1/48	11,155,000	13,196,142
San Francisco Bay Area Rapid Transit District, Revenue Bonds Series A 4.00%, due 7/1/36	1,850,000	2,112,829
San Francisco City & County Redevelopment Agency, Mission Bay South Redevelopment Project, Tax Allocation Series C 5.00%, due 8/1/36	1,250,000	1,482,475
San Joaquin County Transportation Authority, Sales Tax Revenue, Revenue Bonds Series K 5.00%, due 3/1/37	1,705,000	2,079,077
San Mateo County Joint Powers Financing Authority, Capital Projects, Revenue Bonds Series A 5.00%, due 7/15/43	3,000,000	3,675,870
South Orange County Public Financing Authority, Special Tax Series A 5.00%, due 8/15/32	775,000	835,473
Stockton Public Financing Authority, Water Revenue, Revenue Bonds
Series A, Insured: BAM 4.00%, due 10/1/37	2,500,000	2,799,500
Series A, Insured: BAM 5.00%, due 10/1/32	1,275,000	1,605,735
Series A, Insured: BAM 5.00%, due 10/1/34	1,500,000	1,877,370

	Principal Amount	Value
General (continued)
Territory of Guam, Business Privilege Tax, Revenue Bonds Series B1 5.00%, due 1/1/27	$1,500,000	$1,586,205
Territory of Guam, Hotel Occupancy Tax, Revenue Bonds Series A 6.50%, due 11/1/40	1,740,000	1,850,977
Territory of Guam, Revenue Bonds Series A 5.125%, due 1/1/42	2,890,000	3,021,668
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A 5.00%, due 10/1/25	620,000	623,925
Subseries A 6.00%, due 10/1/39	800,000	800,000
Series A 6.625%, due 10/1/29	300,000	300,762
Series A 6.75%, due 10/1/37	2,450,000	2,454,704
Virgin Islands Public Finance Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/32	1,205,000	1,307,666

		131,652,372

General Obligation 8.2%
California State, Unlimited General Obligation
5.00%, due 11/1/27	2,380,000	3,027,003
5.00%, due 4/1/28	2,930,000	3,751,982
5.00%, due 4/1/31	7,500,000	10,059,675
5.00%, due 8/1/37	2,900,000	3,630,713
Coast Community College District, Election 2012, Unlimited General Obligation Series D 4.50%, due 8/1/39	500,000	587,545
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: AGM 4.00%, due 7/1/22	115,000	118,211
Insured: AMBAC 4.50%, due 7/1/23	450,000	452,817
Series A, Insured: AGC 5.00%, due 7/1/23	270,000	276,642
Series A-4, Insured: AGM 5.00%, due 7/1/31	410,000	415,199
Series A, Insured: AGM 5.00%, due 7/1/35	2,175,000	2,279,791

14	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (continued)
Series C, Insured: AGM 5.25%, due 7/1/26	$445,000	$463,561
Series A-4, Insured: AGM 5.25%, due 7/1/30	175,000	177,359
Series A, Insured: AGM 5.50%, due 7/1/27	620,000	647,330
Hartnell Community College District, Unlimited General Obligation Series A (zero coupon), due 8/1/37	2,500,000	1,283,775
Kern Community College District, Safety Repair & Improvement, Unlimited General Obligation Series C 5.75%, due 11/1/34	650,000	771,920
Los Angeles Community College District, Unlimited General Obligation
Series I 4.00%, due 8/1/33	2,865,000	3,285,668
Series I 4.00%, due 8/1/34	4,000,000	4,564,720
Los Rios Community College District, Unlimited General Obligation
Series D 4.00%, due 8/1/35	250,000	287,300
Series D 4.00%, due 8/1/39	1,000,000	1,129,520
Mount San Jacinto Community College District, Election 2014, Unlimited General Obligation Series B 4.00%, due 8/1/38	1,985,000	2,272,666
North Orange County Community College District, Unlimited General Obligation
Series B 4.00%, due 8/1/32	450,000	545,553
Series B 4.00%, due 8/1/33	300,000	359,127
Palo Verde Community College District, Election 2014, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 8/1/45	500,000	541,005
Palomar Community College District, Election 2006, Unlimited General Obligation Series B (zero coupon), due 8/1/39 (d)	2,000,000	2,329,160

	Principal Amount	Value
General Obligation (continued)
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 5.25%, due 8/1/21	$300,000	$305,379
Puerto Rico Public Buildings Authority, Revenue Bonds Insured: AGC, AGM 5.25%, due 7/1/20	475,000	484,087
Riverside Community College District, Unlimited General Obligation
3.00%, due 8/1/38	2,000,000	2,062,900
3.00%, due 8/1/39	2,000,000	2,057,340
San Francisco Bay Area Rapid Transit District, Election 2016, Green Bonds, Unlimited General Obligation Series A-1 5.00%, due 8/1/47	2,330,000	2,841,878
Santa Clarita Community College District, Unlimited General Obligation 3.00%, due 8/1/49	3,500,000	3,543,295
Santa Monica Community College District, Election 2016, Unlimited General Obligation Series A 4.00%, due 8/1/47	1,250,000	1,408,850
Southwestern Community College District, Unlimited General Obligation Series A 4.00%, due 8/1/47	2,000,000	2,212,760
Tahoe Forest, California Hospital District, Unlimited General Obligation 5.00%, due 8/1/29	1,815,000	2,238,058
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Series A 5.00%, due 10/1/32	1,250,000	1,246,875
Virgin Islands Public Finance Authority, Revenue Bonds Series A 5.00%, due 10/1/29	1,500,000	1,501,875

		63,161,539

Higher Education 4.1%
California Educational Facilities Authority, Claremont McKenna College, Revenue Bonds Series A 4.00%, due 1/1/39	1,800,000	1,976,454
California Educational Facilities Authority, Loma Linda University, Revenue Bonds
Series A 5.00%, due 4/1/23	570,000	640,708

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Higher Education (continued)
California Educational Facilities Authority, Loma Linda University, Revenue Bonds (continued)
Series A 5.00%, due 4/1/24	$280,000	$324,372
California Educational Facilities Authority, Loyola Marymount University, Revenue Bonds
Series B 5.00%, due 10/1/31	525,000	675,864
Series B 5.00%, due 10/1/35	640,000	807,066
California Educational Facilities Authority, Mount St. Mary’s University, Revenue Bonds Series A 5.00%, due 10/1/38	620,000	762,767
California Municipal Finance Authority, California Lutheran University, Revenue Bonds
5.00%, due 10/1/31	235,000	290,834
5.00%, due 10/1/33	225,000	276,498
5.00%, due 10/1/35	225,000	274,626
5.00%, due 10/1/36	285,000	346,930
5.00%, due 10/1/37	310,000	376,182
California Municipal Finance Authority, Pomona College, Revenue Bonds 4.00%, due 1/1/43	10,000,000	11,255,500
California State Municipal Finance Authority, California Baptist University, Revenue Bonds Series A 5.00%, due 11/1/46 (c)	1,000,000	1,129,330
California State Municipal Finance Authority, National University, Revenue Bonds Series A 5.00%, due 4/1/31	1,000,000	1,260,340
California State Municipal Finance Authority, Southern California Institute of Architecture Project, Revenue Bonds 5.00%, due 12/1/38	845,000	1,004,603
California State Municipal Finance Authority, University of La Verne, Revenue Bonds Series A 4.00%, due 6/1/47	1,000,000	1,100,010
California State University, Systemwide, Revenue Bonds
Series A 4.00%, due 11/1/37	2,375,000	2,657,269
Series A 5.00%, due 11/1/42	2,780,000	3,353,542

	Principal Amount	Value
Higher Education (continued)
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds 5.875%, due 11/1/43	$1,000,000	$1,125,430
Rio Hondo Community College District, Election 2004, Unlimited General Obligation Series C (zero coupon), due 8/1/42 (d)	2,000,000	2,460,380

		32,098,705

Housing 2.0%
California Community College Financing Authority, Orange Coast College Project, Revenue Bonds 5.00%, due 5/1/29	800,000	971,928
California Municipal Finance Authority, Mobile Home Park Senior Caritas Projects, Revenue Bonds
Series A 4.00%, due 8/15/42	1,540,000	1,618,786
Series A 5.00%, due 8/15/29	805,000	953,337
Series A 5.00%, due 8/15/31	140,000	164,279
California Municipal Finance Authority, UCR North District Phase 1 Student Housing Project, Revenue Bonds
Insured: BAM 5.00%, due 5/15/23	400,000	452,076
Insured: BAM 5.00%, due 5/15/24	300,000	348,918
Insured: BAM 5.00%, due 5/15/25	500,000	596,005
California Municipal Finance Authority, Windsor Mobile Country Club, Revenue Bonds Series A 4.00%, due 11/15/37	1,320,000	1,443,130
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds (c)
Series A 3.00%, due 6/1/29	750,000	770,925
Series A 5.00%, due 6/1/34	375,000	444,555
Series A 5.00%, due 6/1/46	1,000,000	1,110,950
Series A 5.00%, due 6/1/51	1,000,000	1,150,090

16	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Housing (continued)
California Statewide Communities Development Authority, Provident Group, Pomona Properties, Revenue Bonds Series A 5.75%, due 1/15/45 (c)	$400,000	$431,504
California Statewide Communities Development Authority, Student Housing, Revenue Bonds 5.00%, due 5/15/40	1,025,000	1,190,691
California Statewide Communities Development Authority, University of California, Irvine Campus Apartments, Revenue Bonds Series A 5.00%, due 5/15/47	3,500,000	4,107,740

		15,754,914

Medical 5.4%
California Health Facilities Financing Authority, Cedars-Sinai Medical Center, Revenue Bonds Series B 5.00%, due 8/15/35	5,500,000	6,693,665
California Health Facilities Financing Authority, Children’s Hospital of Orange County, Revenue Bonds
Series A 4.00%, due 11/1/36	310,000	361,851
Series A 4.00%, due 11/1/37	500,000	581,005
Series A 4.00%, due 11/1/38	250,000	289,710
California Health Facilities Financing Authority, Children’s Hospital, Revenue Bonds Series A 5.00%, due 8/15/47	1,000,000	1,173,340
California Health Facilities Financing Authority, City of Hope Obligated Group, Revenue Bonds
5.00%, due 11/15/37	1,600,000	1,864,656
5.00%, due 11/15/49	2,500,000	2,963,850
California Health Facilities Financing Authority, El Camino Hospital, Revenue Bonds 5.00%, due 2/1/36	1,035,000	1,257,690
California Health Facilities Financing Authority, Stanford Health Care, Revenue Bonds Series A 5.00%, due 11/15/36	3,000,000	3,713,610

	Principal Amount	Value
Medical (continued)
California Municipal Finance Authority, Community Medical Centers, Revenue Bonds Series A 5.00%, due 2/1/46	$490,000	$557,243
California Public Finance Authority, Henry Mayo Newhall Hospital, Revenue Bonds 5.00%, due 10/15/47	1,000,000	1,129,130
California State Educational Facilities Authority, Sutter Health, Revenue Bonds
Series A 5.00%, due 11/15/34	475,000	568,423
Series A 5.00%, due 11/15/37	5,175,000	6,365,612
Series A 5.00%, due 11/15/38	1,600,000	1,963,760
California State Health Facilities Financing Authority, Children’s Hospital, Revenue Bonds Series A 5.00%, due 8/15/42	500,000	591,595
California State Health Facilities Financing Authority, El Camino Hospital, Revenue Bonds 4.125%, due 2/1/47	750,000	815,295
California State Municipal Finance Authority, Community Medical Centers, Revenue Bonds
Series A 5.00%, due 2/1/27	1,100,000	1,357,257
Series A 5.00%, due 2/1/37	1,000,000	1,176,510
California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds Series A 5.00%, due 12/1/46 (c)	2,000,000	2,233,540
California Statewide Communities Development Authority, Methodist Hospital of Southern California Project, Revenue Bonds
4.25%, due 1/1/43	1,850,000	2,029,820
5.00%, due 1/1/38	1,500,000	1,783,485
5.00%, due 1/1/48	1,000,000	1,169,390
Washington Township Health Care District, Revenue Bonds Series B 4.00%, due 7/1/36	1,380,000	1,493,353

		42,133,790

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Mello-Roos 0.2%
City of Rocklin CA, Community Facilities District No. 10, Special Tax 5.00%, due 9/1/39	$1,150,000	$1,305,756
Rio Elementary School District Community Facilities District No. 1, Special Tax Insured: BAM 5.00%, due 9/1/35	500,000	591,390

		1,897,146

Multi-Family Housing 0.4%
Federal Home Loan Mortgage Corp., Revenue Bonds Series M-057 2.40%, due 10/15/29	3,000,000	3,113,010

Nursing Homes 0.4%
ABAG Finance Authority for Nonprofit Corp., Episcopal Senior Communities, Revenue Bonds Series A 5.00%, due 7/1/42	500,000	532,190
California Municipal Finance Authority, Asian Community Center, Revenue Bonds Insured: California Mortgage Insurance 5.00%, due 4/1/48	1,545,000	1,812,965
California Statewide Communities Development Authority, Redwoods Project, Revenue Bonds Insured: California Mortgage Insurance 5.375%, due 11/15/44	535,000	613,302

		2,958,457

Pollution 1.3%
South Bayside Waste Management Authority, Green Bond, Shoreway Environment Center, Revenue Bonds
Series B, Insured: AGM 5.00%, due 9/1/25 (a)	1,515,000	1,815,288
Series B, Insured: AGM 5.00%, due 9/1/27 (a)	1,670,000	2,079,902
Series B, Insured: AGM 5.00%, due 9/1/29 (a)	420,000	537,718
Series B, Insured: AGM 5.00%, due 9/1/30 (a)	715,000	908,493
Series A, Insured: AGM 5.00%, due 9/1/31	320,000	415,750
Series B, Insured: AGM 5.00%, due 9/1/31 (a)	410,000	518,257
Series A, Insured: AGM 5.00%, due 9/1/32	500,000	647,290

	Principal Amount	Value
Pollution (continued)
South Bayside Waste Management Authority, Green Bond, Shoreway Environment Center, Revenue Bonds (continued)
Series A, Insured: AGM 5.00%, due 9/1/39	$2,530,000	$3,197,338

		10,120,036

Power 1.9%
California Riverside Electric, Revenue Bonds Series A 5.00%, due 10/1/31	750,000	982,132
Guam Power Authority, Revenue Bonds
Series A 5.00%, due 10/1/34	1,000,000	1,068,970
Series A 5.00%, due 10/1/40	1,000,000	1,141,340
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGC 4.25%, due 7/1/27	460,000	460,915
Series SS, Insured: NATL-RE 5.00%, due 7/1/22	640,000	650,842
Series UU, Insured: AGM 5.00%, due 7/1/24	225,000	230,740
Sacramento Municipal Utility District, Revenue Bonds Series G 5.00%, due 8/15/37	8,000,000	10,290,320

		14,825,259

School District 20.4%
Alvord Unified School District, Election 2012, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/37	825,000	939,312
Banning CA Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 8/1/46	500,000	547,235
Beaumont CA Unified School District, Election 2008, Unlimited General Obligation Series D, Insured: BAM 5.25%, due 8/1/44	1,000,000	1,217,660
Brawley Union High School District, Unlimited General Obligation Insured: BAM 5.00%, due 8/1/44	1,280,000	1,495,053
Cabrillo Unified School District, Election 2018, Unlimited General Obligation Series A 5.00%, due 8/1/45	4,245,000	5,002,563

18	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
School District (continued)
Campbell Union High School District, Election 2016, Unlimited General Obligation Series B 4.00%, due 8/1/38	$2,500,000	$2,785,325
Central Union High School District, Election 2016, Unlimited General Obligation 5.25%, due 8/1/46	2,000,000	2,377,120
Ceres Unified School District, Unlimited General Obligation Insured: BAM (zero coupon), due 8/1/37	500,000	273,680
Chowchilla Elementary School District, Unlimited General Obligation 5.00%, due 8/1/43	960,000	1,131,005
Compton Unified School District, Unlimited General Obligation Series B, Insured: BAM 3.00%, due 6/1/49	3,850,000	3,869,096
Cuyama Joint Unified School District, Unlimited General Obligation Series B, Insured: MAC 5.25%, due 8/1/48	500,000	593,540
Denair Unified School District, Election 2007, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/41	4,260,000	2,020,518
El Monte Union High School District, Unlimited General Obligation Series A 4.00%, due 6/1/38	1,195,000	1,338,543
El Rancho Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: BAM 5.25%, due 8/1/46	2,745,000	3,365,864
Folsom Cordova Unified School District, School Facilities Improvement District No. 4, Unlimited General Obligation Series B 5.25%, due 10/1/35	1,210,000	1,464,620
Folsom Cordova Unified School District, School Facilities Improvement District No. 5, Unlimited General Obligation Series A 5.25%, due 10/1/35	4,710,000	5,701,125
Fontana Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/33	2,825,000	1,532,619

	Principal Amount	Value
School District (continued)
Fresno Unified School District, Election 2010, Unlimited General Obligation Series F 4.00%, due 8/1/32	$1,475,000	$1,678,786
Holtville Unified School District, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 8/1/44	1,240,000	1,506,426
Huntington Beach School District, Unlimited General Obligation
Series B 4.00%, due 8/1/44	1,525,000	1,695,343
Series B 4.00%, due 8/1/48	1,500,000	1,663,485
Inglewood Unified School District, Election 2012, Unlimited General Obligation
Series B, Insured: BAM 5.00%, due 8/1/24	180,000	209,358
Series B, Insured: BAM 5.00%, due 8/1/25	250,000	297,995
Series B, Insured: BAM 5.00%, due 8/1/35	800,000	940,888
Inglewood Unified School District, Unlimited General Obligation
Series C, Insured: BAM 5.00%, due 8/1/32	400,000	483,324
Series C, Insured: BAM 5.00%, due 8/1/34	585,000	701,503
Jurupa Unified School District, Unlimited General Obligation
Series C 4.00%, due 8/1/43	1,675,000	1,893,353
Series B 5.00%, due 8/1/33	1,555,000	1,937,654
Series B 5.00%, due 8/1/37	1,000,000	1,225,170
Series C 5.25%, due 8/1/43	2,000,000	2,532,940
Kerman CA Unified School District, Election 2016, Unlimited General Obligation Insured: BAM 5.25%, due 8/1/46	1,755,000	2,139,327
Lemoore Union High School District, Election 2016, Unlimited General Obligation Series A 5.50%, due 8/1/42	560,000	702,055
Lennox School District, Election 2016, Unlimited General Obligation Insured: AGM 4.00%, due 8/1/47	3,000,000	3,277,410

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
School District (continued)
Livermore Valley Joint Unified School District, Unlimited General Obligation 3.00%, due 8/1/40	$2,890,000	$2,970,949
Long Beach Unified School District, Election 2016, Unlimited General Obligation
Series A 5.00%, due 8/1/32	3,985,000	4,886,566
Series A 5.00%, due 8/1/33	2,825,000	3,453,336
Marysville Joint Unified School District, Unlimited General Obligation
Insured: AGM (zero coupon), due 8/1/35	1,500,000	901,485
Insured: AGM (zero coupon), due 8/1/36	2,000,000	1,145,540
Insured: AGM (zero coupon), due 8/1/37	2,000,000	1,092,360
Moraga Elementary School District, Unlimited General Obligation Series B 3.00%, due 8/1/44	1,335,000	1,348,297
Moreno Valley Unified School District, Unlimited General Obligation Series B, Insured: AGM 5.00%, due 8/1/47	3,250,000	3,987,132
Napa Valley Unified School District, Unlimited General Obligation Series C, Insured: AGM 4.00%, due 8/1/44	12,500,000	13,786,250
Needles Unified School District, Election 2008, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/45 (d)	1,250,000	1,144,363
Newport Mesa Unified School District, Capital Appreciation, Election 2005, Unlimited General Obligation Insured: NATL-RE (zero coupon), due 8/1/30	4,000,000	3,243,160
Oakland Unified School District, Alameda County, Election of 2012, Unlimited General Obligation 6.625%, due 8/1/38	500,000	548,705
Oceanside Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/51	25,000	3,774
Oxnard Union High School District, Unlimited General Obligation Series A 4.00%, due 8/1/38	1,000,000	1,110,150

	Principal Amount	Value
School District (continued)
Paramount Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/46	$1,500,000	$1,841,685
Perris Union High School District, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 9/1/38	3,550,000	4,117,396
Pittsburg Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/47	3,500,000	778,225
Series C (zero coupon), due 8/1/52	5,000,000	798,600
Redwood City School District, Election 2015, Unlimited General Obligation 5.25%, due 8/1/44	2,000,000	2,517,900
Redwood City School District, Unlimited General Obligation Series C 4.00%, due 8/1/44	1,800,000	2,041,218
Robla School District, Election 2018, Unlimited General Obligation
Series A, Insured: AGM 4.00%, due 8/1/35	435,000	499,228
Series A, Insured: AGM 4.00%, due 8/1/36	500,000	571,635
Series A, Insured: AGM 4.00%, due 8/1/37	500,000	569,730
Series A, Insured: AGM 4.00%, due 8/1/40	2,070,000	2,336,223
Series A, Insured: AGM 5.00%, due 8/1/44	1,720,000	2,063,037
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation Series C, Insured: AGM 5.00%, due 8/1/34	655,000	776,339
San Diego Unified School District, Election 2012, Unlimited General Obligation Series I 4.00%, due 7/1/34	1,000,000	1,155,460
San Juan Unified School District, Election 2012, Unlimited General Obligation Series N 4.00%, due 8/1/29	4,050,000	4,774,059
San Leandro CA Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: BAM 5.25%, due 8/1/42	1,000,000	1,230,140

20	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
School District (continued)
San Leandro Unified School District, Election 2016, Unlimited General Obligation
Series B, Insured: BAM 5.00%, due 8/1/35	$500,000	$623,525
Series B, Insured: BAM 5.00%, due 8/1/36	1,955,000	2,427,895
San Ysidro School District, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/47	3,000,000	787,650
Santa Barbara Unified School District, Election 2010, Unlimited General Obligation
Series A (zero coupon), due 8/1/36 (d)	1,000,000	1,299,470
Series B 5.00%, due 8/1/38	1,000,000	1,133,870
Santa Monica-Malibu Unified School District, School Facilities Improvement District No. 1, Unlimited General Obligation Series A 4.00%, due 8/1/39	1,015,000	1,154,217
Santa Paula Unified School District, 2008 Election, Unlimited General Obligation Series D 3.00%, due 8/1/49	3,500,000	3,532,130
Santee CA, School District, Unlimited General Obligation 5.00%, due 8/1/48	2,205,000	2,655,482
Shasta Union High School District, Election 2016, Unlimited General Obligation
4.00%, due 8/1/44	1,135,000	1,257,898
5.25%, due 8/1/43	1,000,000	1,228,190
Simi Valley Unified School District, Unlimited General Obligation
Series B 4.00%, due 8/1/33	175,000	202,477
Series B 4.00%, due 8/1/38	370,000	420,812
Series B 4.00%, due 8/1/39	350,000	397,201
Series B 4.00%, due 8/1/40	1,455,000	1,645,445
Series B 5.00%, due 8/1/42	1,375,000	1,670,226
Series B 5.00%, due 8/1/44	1,200,000	1,449,768
Taft Elementary School District, Election 2012, Unlimited General Obligation Series B, Insured: AGM 6.00%, due 8/1/44	1,200,000	1,421,736

	Principal Amount	Value
School District (continued)
Temecula Valley Unified School District, Election 2012, Unlimited General Obligation Series C 5.25%, due 8/1/44	$1,000,000	$1,189,440
Turlock Unified School District, School Facilities Improvement District No. 1, Unlimited General Obligation
4.00%, due 8/1/33	480,000	549,490
4.00%, due 8/1/34	515,000	586,652
4.00%, due 8/1/35	545,000	617,948
Vacaville Unified School District, Unlimited General Obligation
Series C 4.00%, due 8/1/31	490,000	560,158
Series C 4.00%, due 8/1/32	555,000	629,414
Series C 4.00%, due 8/1/33	625,000	707,394
Series C 5.00%, due 8/1/39	500,000	594,745
Series C 5.00%, due 8/1/40	1,225,000	1,451,858
Series C 5.00%, due 8/1/41	1,350,000	1,595,120
Series C 5.00%, due 8/1/42	1,000,000	1,179,110
Westminster School District, Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	5,000,000	849,750

		158,051,908

Tobacco Settlement 1.9%
California County Tobacco Securitization Agency, Asset-Backed, Revenue Bonds
Series B (zero coupon), due 6/1/46	10,000,000	2,012,600
Series A 5.00%, due 6/1/47	1,275,000	1,275,140
5.70%, due 6/1/46	1,000,000	1,006,570
California County Tobacco Securitization Agency, Revenue Bonds
5.125%, due 6/1/38	550,000	551,534
5.25%, due 6/1/46	1,165,000	1,165,163
Series A 5.125%, due 6/1/38	1,290,000	1,290,387
California Statewide Financing Authority, Turbo Pooled Program C, Revenue Bonds (zero coupon), due 6/1/55	20,000,000	1,093,800

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Tobacco Settlement (continued)
Children’s Trust Fund, Asset-Backed, Revenue Bonds Series A (zero coupon), due 5/15/50	$1,500,000	$213,015
Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed, Revenue Bonds 5.625%, due 6/1/47	1,025,000	1,024,959
Tobacco Securitization Authority of Northern California, Revenue Bonds
Series A-1 5.375%, due 6/1/38	820,000	823,149
Series A-1 5.50%, due 6/1/45	1,585,000	1,591,166
Tobacco Securitization Authority of Southern California, Revenue Bonds Series A, Class 1 5.00%, due 6/1/48	2,400,000	2,862,768

		14,910,251

Transportation 5.9%
Alameda Corridor Transportation Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/29	1,000,000	1,138,200
City of Long Beach Harbor, Revenue Bonds
Series A 5.00%, due 5/15/22 (a)	4,500,000	4,918,995
Series A 5.00%, due 5/15/36	1,000,000	1,283,550
Series A 5.00%, due 5/15/37	1,000,000	1,278,940
Series A 5.00%, due 5/15/38	2,000,000	2,541,360
Series A 5.00%, due 5/15/44	6,000,000	7,482,900
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds Series C 6.50%, due 1/15/43	500,000	590,490
Peninsula Corridor Joint Powers Board, Revenue Bonds
Series A 5.00%, due 10/1/32	500,000	646,660
Series A 5.00%, due 10/1/33	500,000	643,480
Series A 5.00%, due 10/1/34	500,000	641,225
Series A 5.00%, due 10/1/35	350,000	446,723

	Principal Amount	Value
Transportation (continued)
Peninsula Corridor Joint Powers Board, Revenue Bonds (continued)
Series A 5.00%, due 10/1/44	$4,035,000	$4,753,109
Port of Oakland, Revenue Bonds (a)
Series D 5.00%, due 11/1/28	2,250,000	2,811,375
Series D 5.00%, due 11/1/29	1,850,000	2,300,253
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series N, Insured: AMBAC (zero coupon), due 7/1/20	405,000	394,984
Series D, Insured: AGM 5.00%, due 7/1/32	1,205,000	1,232,257
Series G, Insured: AGC 5.00%, due 7/1/42	40,000	40,669
Series N, Insured: NATL-RE 5.25%, due 7/1/32	640,000	684,435
Insured: AMBAC 5.50%, due 7/1/26	460,000	505,931
San Francisco Municipal Transportation Agency, Revenue Bonds 5.00%, due 3/1/44	1,500,000	1,712,355
San Joaquin Hills Transportation Corridor Agency, Junior Lien, Revenue Bonds
Series B 5.25%, due 1/15/44	4,000,000	4,525,200
Series B 5.25%, due 1/15/49	500,000	563,725
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds
Series A 5.00%, due 1/15/44	3,500,000	3,973,795
Senior Lien-Series A 5.00%, due 1/15/50	500,000	563,545

		45,674,156

Utilities 2.3%
California Infrastructure & Economic Development Bank, Independent System Operator Corp. Project, Revenue Bonds 5.00%, due 2/1/39	1,000,000	1,101,730
Guam Government, Waterworks Authority, Revenue Bonds
5.25%, due 7/1/33	1,100,000	1,209,780
5.50%, due 7/1/43	1,415,000	1,554,929
Imperial Irrigation District Electric, Revenue Bonds
Series C 5.00%, due 11/1/37	1,000,000	1,195,480
Series B-2 5.00%, due 11/1/41	5,475,000	6,547,498

22	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utilities (continued)
Turlock Irrigation District, Revenue Bonds
5.00%, due 1/1/38	$600,000	$766,512
5.00%, due 1/1/39	500,000	635,990
5.00%, due 1/1/44	3,165,000	3,988,755
5.50%, due 1/1/41	1,000,000	1,051,080

		18,051,754

Water 6.8%
City of Clovis, California, Sewer Revenue Bonds Insured: AGM 5.25%, due 8/1/29	500,000	604,370
City of Oxnard Wastewater, Revenue Bonds
Insured: BAM 4.00%, due 6/1/32	1,920,000	2,162,227
Insured: BAM 4.00%, due 6/1/34	2,080,000	2,327,374
Insured: BAM 5.00%, due 6/1/30	1,340,000	1,692,688
City of Oxnard Water Revenue, Revenue Bonds Insured: BAM 5.00%, due 6/1/35	1,125,000	1,405,789
Colton Utility Authority, Revenue Bonds Insured: AGM 4.00%, due 3/1/47	2,500,000	2,737,450
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds Series A 6.00%, due 7/1/44	1,000,000	1,013,750
Contra Costa Water District, Water Revenue, Revenue Bonds Series V 5.00%, due 10/1/44	6,775,000	8,560,213
Culver City Wastewater Facilities, Revenue Bonds Series A 4.00%, due 9/1/44	1,690,000	1,927,496
Eastern Municipal Water District, Water & Wastewater, Revenue Bonds Series A 5.00%, due 7/1/45	2,850,000	3,374,400
Guam Government, Waterworks Authority, Revenue Bonds 5.00%, due 1/1/46	5,290,000	5,975,055
Los Angeles County Sanitation Districts Financing Authority, Green Bonds, Revenue Bonds Series A 4.00%, due 10/1/33	1,000,000	1,130,410

	Principal Amount	Value
Water (continued)
Los Angeles Department of Water & Power, Revenue Bonds Series A 5.00%, due 7/1/35	$1,500,000	$1,839,810
Metropolitan Water District of Southern California, Revenue Bonds 5.00%, due 1/1/35	4,000,000	5,157,520
Moulton-Niguel Water District, Revenue Bonds 5.00%, due 9/1/39	3,685,000	4,669,300
Oxnard Financing Authority, Waste Water, Revenue Bonds Insured: AGM 5.00%, due 6/1/34	1,000,000	1,152,990
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: AGC 5.00%, due 7/1/28	100,000	102,532
Series A 5.00%, due 7/1/33	355,000	370,531
Series A 5.50%, due 7/1/28	1,500,000	1,591,875
Santa Margarita-Dana Point Authority, Water District Improvement, Revenue Bonds 4.00%, due 8/1/36	2,025,000	2,301,109
Silicon Valley Clean Water, Revenue Bonds 5.00%, due 8/1/45	500,000	581,185
Stockton Public Financing Authority, Delta Water Supply Project, Revenue Bonds Series A 6.25%, due 10/1/38	1,000,000	1,184,400
Watereuse Finance Authority, Revenue Bonds Series A 5.50%, due 5/1/36	500,000	584,560
West Sacramento CA, Financing Authority, Water Capital Projects, Revenue Bonds Insured: BAM 4.00%, due 10/1/39	300,000	335,802

		52,782,836

Total Long-Term Municipal Bonds (Cost $669,496,385)		702,069,282

Short-Term Municipal Notes 5.6%
General 0.6%
Manteca Redevelopment Agency, Sub Amended Merged Project, Tax Allocation 0.99%, due 10/1/42 (e)	5,080,000	5,080,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2019 (continued)

	Principal Amount	Value
Short-Term Municipal Notes (continued)
General Obligation 0.6%
California State, Unlimited General Obligation Series B 0.98%, due 5/1/40 (e)	$5,000,000	$5,000,000

Higher Education 0.2%
University of California, Revenue Bonds Series AL-3 1.00%, due 5/15/48 (e)	1,300,000	1,300,000

Medical 1.9%
California Public Finance Authority, Sharp HealthCare, Revenue Bonds (e)
Series B 0.93%, due 8/1/52	3,750,000	3,750,000
Series C 0.93%, due 8/1/52	10,900,000	10,900,000

		14,650,000

Power 1.0%
Los Angeles Department of Water & Power, Revenue Bonds (e)
Subseries A-6 1.00%, due 7/1/35	5,900,000	5,900,000
Subseries A-7 1.00%, due 7/1/35	175,000	175,000
Southern California State Public Power Authority, Magnolia Power Project, Revenue Bonds Series A-1 0.85%, due 7/1/36 (e)	2,000,000	2,000,000

		8,075,000

School District 0.9%
Tender Option Bond Trust Receipts, Revenue Bonds (c) (e)
Series 2018-XF0704 1.47%, due 8/1/47	4,000,000	4,000,000

	Principal Amount	Value
School District (continued)
Tender Option Bond Trust Receipts, Revenue Bonds (continued)
Series 2019-ZF2843 1.27%, due 5/1/45 (a)	$2,710,000	$2,710,000

		6,710,000

Water 0.4%
Metropolitan Water District of Southern California, Revenue Bonds (e)
Series A 1.00%, due 7/1/47	800,000	800,000
Series A-2 1.00%, due 7/1/37	2,300,000	2,300,000

		3,100,000

Total Short-Term Municipal Notes (Cost $43,915,000)		43,915,000

Total Municipal Bonds (Cost $713,411,385)	96.2%	745,984,282
Other Assets, Less Liabilities	3.8	29,180,257
Net Assets	100.0%	$775,164,539

†	Percentages indicated are based on Fund net assets.

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Step coupon—Rate shown was the rate in effect as of October 31, 2019

(e)

Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

Futures Contracts

As of October 31, 2019, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
10-Year United States Treasury Note	(440)	December 2019	$(57,655,863)	$(57,330,625)	$325,238
United States Treasury Long Bond	(150)	December 2019	(24,110,498)	(24,206,250)	(95,752)

Net Unrealized Appreciation					$229,486

1.	As of October 31, 2019, cash in the amount of $1,022,000 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2019.

24	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

MAC—Municipal Assurance Corp.

NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$—	$702,069,282	$—	$702,069,282
Short-Term Municipal Notes	—	43,915,000	—	43,915,000

Total Investments in Securities	—	745,984,282	—	745,984,282

Other Financial Instruments
Futures Contracts (b)	325,238	—	—	325,238

Total Investments in Securities and Other Financial Instruments	$325,238	$745,984,282	$—	$746,309,520

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(95,752)	$—	$—	$(95,752)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in securities, at value (identified cost $713,411,385)	$745,984,282
Cash	43,021,462
Cash collateral on deposit at broker for futures contracts	1,022,000
Receivables:
Interest	7,159,866
Fund shares sold	4,857,728
Investment securities sold	73,980
Other assets	6,202

Total assets	802,125,520

Liabilities
Due to custodian	73,980
Payables:
Investment securities purchased	23,946,822
Fund shares redeemed	1,351,521
Variation margin on futures contracts	624,684
Manager (See Note 3)	282,779
NYLIFE Distributors (See Note 3)	83,734
Transfer agent (See Note 3)	29,168
Professional fees	23,763
Custodian	11,363
Shareholder communication	11,303
Trustees	1,356
Accrued expenses	7,266
Dividend payable	513,242

Total liabilities	26,960,981

Net assets	$775,164,539

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$72,014
Additional paid-in capital	751,668,379

751,740,393
Total distributable earnings (loss)	23,424,146

Net assets	$775,164,539

Class A
Net assets applicable to outstanding shares	$292,588,984

Shares of beneficial interest outstanding	27,182,332

Net asset value per share outstanding	$10.76
Maximum sales charge (4.50% of offering price)	0.51

Maximum offering price per share outstanding	$11.27

Investor Class
Net assets applicable to outstanding shares	$505,931

Shares of beneficial interest outstanding	46,998

Net asset value per share outstanding	$10.76
Maximum sales charge (4.50% of offering price)	0.51

Maximum offering price per share outstanding	$11.27

Class C
Net assets applicable to outstanding shares	$52,963,899

Shares of beneficial interest outstanding	4,919,838

Net asset value and offering price per share outstanding	$10.77

Class I
Net assets applicable to outstanding shares	$429,105,725

Shares of beneficial interest outstanding	39,864,941

Net asset value and offering price per share outstanding	$10.76

26	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Interest	$20,083,129

Expenses
Manager (See Note 3)	2,951,384
Distribution/Service—Class A (See Note 3)	529,063
Distribution/Service—Investor Class (See Note 3)	1,105
Distribution/Service—Class C (See Note 3)	205,192
Transfer agent (See Note 3)	157,292
Professional fees	95,842
Custodian	33,884
Shareholder communication	27,470
Trustees	14,999
Registration	9,629
Miscellaneous	28,027

Total expenses before waiver/reimbursement	4,053,887
Expense waiver/reimbursement from Manager (See Note 3)	(357,604)

Net expenses	3,696,283

Net investment income (loss)	16,386,846

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	1,155,663
Futures transactions	(2,770,384)

Net realized gain (loss) on investments and futures transactions	(1,614,721)

Net change in unrealized appreciation (depreciation) on:
Investments	36,814,810
Futures contracts	(678,200)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	36,136,610

Net realized and unrealized gain (loss) on investments and futures transactions	34,521,889

Net increase (decrease) in net assets resulting from operations	$50,908,735

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$16,386,846	$10,207,700
Net realized gain (loss) on investments and futures transactions	(1,614,721)	(58,089)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	36,136,610	(6,363,370)

Net increase (decrease) in net assets resulting from operations	50,908,735	3,786,241

Distributions to shareholders:
Class A	(5,599,873)	(3,491,934)
Investor Class	(11,700)	(9,596)
Class C	(976,136)	(777,927)
Class I	(9,795,746)	(5,928,243)

Total distributions to shareholders	(16,383,455)	(10,207,700)

Capital share transactions:
Net proceeds from sale of shares	440,709,491	212,517,411
Net asset value of shares issued to shareholders in reinvestment of distributions	10,919,757	6,112,468
Cost of shares redeemed	(114,670,427)	(91,533,247)

Increase (decrease) in net assets derived from capital share transactions	336,958,821	127,096,632

Net increase (decrease) in net assets	371,484,101	120,675,173

Net Assets
Beginning of year	403,680,438	283,005,265

End of year	$775,164,539	$403,680,438

28	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019		2018	2017	2016	2015

Net asset value at beginning of year	$10.12		$10.29	$10.48	$10.11	$10.04

Net investment income (loss)	0.28		0.31	0.32	0.33	0.36

Net realized and unrealized gain (loss) on investments	0.64		(0.17)	(0.19)	0.37	0.07

Total from investment operations	0.92		0.14	0.13	0.70	0.43

Less dividends:

From net investment income	(0.28)		(0.31)	(0.32)	(0.33)	(0.36)

Net asset value at end of year	$10.76		$10.12	$10.29	$10.48	$10.11

Total investment return (a)	9.20%		1.39%	1.36%	6.98%	4.38%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.65%		3.04%	3.17%	3.01%	3.61%

Net expenses	0.75%		0.75%	0.75%	0.75%	0.75%

Expenses (before waiver/reimbursement)	0.81%		0.82%	0.82%	0.83%	0.84%

Portfolio turnover rate	47	%(b)	32%	83%	27%	50%

Net assets at end of year (in 000’s)	$292,589		$145,668	$107,278	$146,843	$47,447

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rate includes variable rate demand notes.

	Year ended October 31,

Investor Class	2019		2018	2017	2016	2015

Net asset value at beginning of year	$10.12		$10.29	$10.49	$10.11	$10.04

Net investment income (loss)	0.28		0.31	0.32	0.33	0.36

Net realized and unrealized gain (loss) on investments	0.64		(0.17)	(0.20)	0.38	0.07

Total from investment operations	0.92		0.14	0.12	0.71	0.43

Less dividends:

From net investment income	(0.28)		0.31	(0.32)	(0.33)	(0.36)

Net asset value at end of year	$10.76		$10.12	$10.29	$10.49	$10.11

Total investment return (a)	9.18%		1.36%	1.23%	7.04%	4.32%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.65%		3.03%	3.15%	3.04%	3.56%

Net expenses	0.77%		0.78%	0.79%	0.79%	0.83%

Expenses (before waiver/reimbursement)	0.83%		0.85%	0.86%	0.87%	0.92%

Portfolio turnover rate	47	%(b)	32%	83%	27%	50%

Net assets at end of year (in 000’s)	$506		$343	$285	$369	$192

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class C	2019		2018	2017	2016	2015

Net asset value at beginning of year	$10.12		$10.29	$10.48	$10.11	$10.04

Net investment income (loss)	0.25		0.28	0.30	0.30	0.33

Net realized and unrealized gain (loss) on investments	0.65		(0.17)	(0.19)	0.37	0.07

Total from investment operations	0.90		0.11	0.11	0.67	0.40

Less dividends:

From net investment income	(0.25)		(0.28)	(0.30)	(0.30)	(0.33)

Net asset value at end of year	$10.77		$10.12	$10.29	$10.48	$10.11

Total investment return (a)	9.01%		1.11%	1.07%	6.67%	4.04%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.38%		2.76%	2.89%	2.75%	3.28%

Net expenses	1.02%		1.03%	1.04%	1.04%	1.08%

Expenses (before waiver/reimbursement)	1.08%		1.10%	1.11%	1.12%	1.17%

Portfolio turnover rate	47	%(b)	32%	83%	27%	50%

Net assets at end of year (in 000’s)	$52,964		$29,450	$26,623	$26,156	$10,053

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rate includes variable rate demand notes.

	Year ended October 31,

Class I	2019		2018	2017	2016	2015

Net asset value at beginning of year	$10.12		$10.29	$10.48	$10.11	$10.04

Net investment income (loss)	0.31		0.34	0.35	0.36	0.39

Net realized and unrealized gain (loss) on investments	0.64		(0.17)	(0.19)	0.37	0.07

Total from investment operations	0.95		0.17	0.16	0.73	0.46

Less dividends:

From net investment income	(0.31)		(0.34)	(0.35)	(0.36)	(0.39)

Net asset value at end of year	$10.76		$10.12	$10.29	$10.48	$10.11

Total investment return (a)	9.48%		1.65%	1.62%	7.25%	4.66%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.91%		3.29%	3.42%	3.28%	3.85%

Net expenses	0.50%		0.50%	0.50%	0.50%	0.50%

Expenses (before waiver/reimbursement)	0.56%		0.57%	0.57%	0.58%	0.59%

Portfolio turnover rate	47	%(b)	32%	83%	27%	50%

Net assets at end of year (in 000’s)	$429,106		$228,220	$148,819	$154,379	$57,110

(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)	The portfolio turnover rate includes variable rate demand notes.

30	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay California Tax Free Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares have an inception date of February 28, 2013. Class R6 shares were registered for sale effective as of February 28, 2017. As of October 31, 2019, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares.However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and California income taxes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the

31

Notes to Financial Statements (continued)

assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

32	MainStay MacKay California Tax Free Opportunities Fund

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The

33

Notes to Financial Statements (continued)

Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2019, open futures contracts are shown in the Portfolio of Investments.

(H)  Municipal Bond Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of California, and its political subdivisions, agencies and instrumentalities, events in California will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2019, 75.9% of the Puerto Rico municipal securities held by the Fund were insured.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$325,238	$325,238

Total Fair Value		$325,238	$325,238

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(95,752)	$(95,752)

Total Fair Value		$(95,752)	$(95,752)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(2,770,384)	$(2,770,384)

Total Realized Gain (Loss)		$(2,770,384)	$(2,770,384)

34	MainStay MacKay California Tax Free Opportunities Fund

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(678,200)	$(678,200)

Total Change in Unrealized Appreciation (Depreciation)		$(678,200)	$(678,200)

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Short	$(35,342,669)	$(35,342,669)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C and Class I. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $2,951,384 and waived its fees and/or reimbursed expenses in the amount of $357,604 and paid the Subadvisor in the amount of $1,296,890.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

35

Notes to Financial Statements (continued)

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $15,499 and $1,401, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $57,251 and $3,613, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$52,731
Investor Class	219
Class C	20,319
Class I	84,023

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$713,411,456	$33,387,716	$(814,891)	$32,572,825

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$537,247	$(9,172,684)	$(513,242)	$32,572,825	$23,424,146

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to the mark to market of futures contracts. The other temporary differences are primarily due to dividends payable.

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $9,172,684 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$6,391	$2,782

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$141,328	$142,220
Exempt Interest Dividends	16,242,127	10,065,480
Total	$16,383,455	$10,207,700

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

36	MainStay MacKay California Tax Free Opportunities Fund

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of U.S. government securities were $3,080 and $0, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $581,597 and $273,750, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	16,051,177	$168,848,148
Shares issued to shareholders in reinvestment of dividends and distributions	427,979	4,518,728
Shares redeemed	(3,708,661)	(38,776,991)

Net increase (decrease) in shares outstanding before conversion	12,770,495	134,589,885
Shares converted into Class A (See Note 1)	25,348	267,699
Shares converted from Class A (See Note 1)	(7,675)	(81,104)

Net increase (decrease)	12,788,168	$134,776,480

Year ended October 31, 2018:
Shares sold	6,924,260	$71,025,917
Shares issued to shareholders in reinvestment of dividends and distributions	248,496	2,547,526
Shares redeemed	(3,213,746)	(33,019,456)

Net increase (decrease) in shares outstanding before conversion	3,959,010	40,553,987
Shares converted into Class A (See Note 1)	13,779	141,468
Shares converted from Class A (See Note 1)	(5,525)	(56,459)

Net increase (decrease)	3,967,264	$40,638,996

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	35,906	$376,458
Shares issued to shareholders in reinvestment of dividends and distributions	1,084	11,421
Shares redeemed	(8,156)	(85,383)

Net increase (decrease) in shares outstanding before conversion	28,834	302,496
Shares converted into Investor Class (See Note 1)	7,994	84,407
Shares converted from Investor Class (See Note 1)	(23,710)	(250,857)

Net increase (decrease)	13,118	$136,046

Year ended October 31, 2018:
Shares sold	20,872	$213,794
Shares issued to shareholders in reinvestment of dividends and distributions	915	9,378
Shares redeemed	(7,393)	(75,806)

Net increase (decrease) in shares outstanding before conversion	14,394	147,366
Shares converted into Investor Class (See Note 1)	5,523	56,459
Shares converted from Investor Class (See Note 1)	(13,779)	(141,468)

Net increase (decrease)	6,138	$62,357

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	2,509,999	$26,397,192
Shares issued to shareholders in reinvestment of dividends and distributions	72,487	764,506
Shares redeemed	(559,124)	(5,897,045)

Net increase (decrease) in shares outstanding before conversion	2,023,362	21,264,653
Shares converted from Class C (See Note 1)	(13,261)	(142,751)

Net increase (decrease)	2,010,101	$21,121,902

Year ended October 31, 2018:
Shares sold	920,484	$9,447,565
Shares issued to shareholders in reinvestment of dividends and distributions	57,835	593,049
Shares redeemed	(655,936)	(6,717,053)

Net increase (decrease)	322,383	$3,323,561

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	23,472,252	$245,087,693
Shares issued to shareholders in reinvestment of dividends and distributions	533,237	5,625,102
Shares redeemed	(6,702,808)	(69,911,008)

Net increase (decrease) in shares outstanding before conversion	17,302,681	180,801,787
Shares converted into Class I (See Note 1)	11,311	122,606

Net increase (decrease)	17,313,992	$180,924,393

Year ended October 31, 2018:
Shares sold	12,845,666	$131,830,135
Shares issued to shareholders in reinvestment of dividends and distributions	288,962	2,962,515
Shares redeemed	(5,048,345)	(51,720,932)

Net increase (decrease)	8,086,283	$83,071,718

37

Notes to Financial Statements (continued)

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. At this time, management is evaluating the implications of the ASU and any impact on the financial statements has not yet been determined.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

Effective November 1, 2019, Class R6 shares of the Fund have now been made available for purchase.

38	MainStay MacKay California Tax Free Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay California Tax Free Opportunities Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

39

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 99.1% of the ordinary income dividends paid during its fiscal year ended October 31, 2019 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

40	MainStay MacKay California Tax Free Opportunities Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

41

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

42	MainStay MacKay California Tax Free Opportunities Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

43

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

44	MainStay MacKay California Tax Free Opportunities Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1716277 MS159-19	MSCTF11-12/19 (NYLIM) NL237

MainStay MacKay Emerging Markets Equity Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/15/2013	1.78 7.71%	–0.48 0.65%	0.28 1.24%	1.79 1.79%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/15/2013	1.55 7.46	–0.74 0.39	0.03 0.98	2.00 2.00
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/15/2013	5.66 6.66	–0.33 –0.33	0.26 0.26	2.74 2.74
Class I Shares	No Sales Charge		11/15/2013	8.19	0.94	1.51	1.54
Class R6 Shares	No Sales Charge		2/28/2018	8.16	N/A	–8.84	1.41

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception

MSCI Emerging Markets Index[3]	11.86%	2.93%	3.05%
Morningstar Diversified Emerging Markets Category Average[4]	12.93	2.23	2.30

3.

The MSCI Emerging Markets Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These portfolios invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Emerging Markets Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Emerging Markets Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$972.90	$7.46	$1,017.64	$7.63	1.50%

Investor Class Shares	$1,000.00	$971.60	$8.75	$1,016.33	$8.94	1.76%

Class C Shares	$1,000.00	$968.10	$12.40	$1,012.60	$12.68	2.50%

Class I Shares	$1,000.00	$975.10	$5.73	$1,019.41	$5.85	1.15%

Class R6 Shares	$1,000.00	$975.10	$5.73	$1,019.41	$5.85	1.15%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2019 (Unaudited)

China	32.2%

Republic of Korea	13.4

Taiwan	13.0

Brazil	9.0

India	7.8

Russia	5.2

South Africa	5.1

Thailand	3.7

Mexico	2.0

United States	1.4

Indonesia	1.0

Philippines	1.0

Malaysia	0.9%

Poland	0.8

Hungary	0.7

Colombia	0.6

Greece	0.5

Luxembourg	0.4

Hong Kong	0.3

Egypt	0.1

Other Assets, Less Liabilities	0.9

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of October 31, 2019 (excluding short-term investment) (Unaudited)

1.	Taiwan Semiconductor Manufacturing Co., Ltd.

2.	Alibaba Group Holding, Ltd., Sponsored ADR

3.	Tencent Holdings, Ltd.

4.	Samsung Electronics Co., Ltd.

5.	China Construction Bank Corp., Class H
6.	Ping An Insurance Group Co. of China, Ltd., Class H

7.	Industrial & Commercial Bank of China, Ltd., Class H

8.	Gazprom PAO, Sponsored ADR

9.	Sberbank of Russia PJSC, Sponsored ADR

10.	Naspers, Ltd., Class N

8	MainStay MacKay Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Ping Wang, PhD, and Rui Tang, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Emerging Markets Equity Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay MacKay Emerging Markets Equity Fund returned 8.19%, underperforming the 11.86% return of the Fund’s primary benchmark, the MSCI Emerging Markets Index. Over the same period, Class I shares also underperformed the 12.93% return of the Morningstar Diversified Emerging Markets Category Average.1

Were there any changes to the Fund during the reporting period?

Effective December 18, 2018, Andrew Ver Planck no longer served as a portfolio manager of the Fund and Rui Tang was added as a portfolio manager of the Fund. Ping Wang continues to manage the Fund. For more information about these changes, refer to the supplement dated December 18, 2018.

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the MSCI Emerging Markets Index during the reporting period primarily due to weak stock selection. The escalation in U.S.-China trade tensions and the threat of a global economic slowdown hurt near-term market sentiment. Our model-driven stock selections were effective in Taiwan and South Africa, but not enough to offset weak performance in India and China.

From the perspective of model-factor efficacy, our valuation signals, which seek to evaluate companies across sales- and cash-based measures on a peer-relative basis, were not rewarded in this market environment. Our momentum signals, which evaluate historical price trends, were not strong. Lastly, our sentiment signals, which evaluate stocks using a blend of earnings measures, were weak and volatile.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the sectors making the strongest positive contributions to the Fund’s performance relative to the MSCI Emerging Markets Index included real estate, materials and health care. (Contributions take weightings and total returns into account.) Over the same reporting period, the weakest contributors to relative performance included the financials, industrials and consumer staples sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the individual stocks that made the strongest positive contributions to the Fund’s absolute performance included South African Internet & direct marketing retailer Naspers, Taiwanese semiconductor maker Taiwan Semiconductor Manufacturing and China’s leading Internet & direct marketing retailer Alibaba Group. The stocks that detracted most from the Fund’s absolute performance included South African cable & satellite broadcaster Multichoice Group, Brazilian steel producer Vale, and Chinese interactive media & services company Baidu.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the Fund’s largest initial purchase was in Chinese Internet content provider NetEase and its largest increased position was in Taiwan Semiconductor Manufacturing, mentioned above. Over the same reporting period, the Fund sold its entire position in integrated oil, gas and chemicals company China Petroleum & Chemical and its largest decreased position size was in Vale, also mentioned above.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s largest increases in sector exposures relative to the MSCI Emerging Markets Index were in the consumer discretionary and communication services sectors. Conversely, the Fund’s most significant decreases in sector exposures relative to the benchmark were in the materials and information technology sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2019, the Fund’s most overweight positions relative to the MSCI Emerging Markets Index were in the energy and information technology sectors. The Fund’s most underweight positions relative to the benchmark were in the consumer staples and financials sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2019

	Shares	Value
Common Stocks 93.1%†
Brazil 6.2%
B3 S.A.—Brasil Bolsa Balcao (Capital Markets)	19,900	$240,060
Banco Bradesco S.A. (Banks)	5,500	45,051
Banco BTG Pactual S.A. (Capital Markets)	16,600	268,878
Banco do Brasil S.A. (Banks)	28,500	342,171
Banco Santander Brasil S.A. (Banks)	3,500	41,070
BRF S.A. (Food Products) (a)	45,900	406,410
Cia Energetica de Minas Gerais (Electric Utilities)	24,900	92,820
Construtora Tenda S.A. (Household Durables)	31,000	182,498
Cosan S.A. (Oil, Gas & Consumable Fuels)	21,900	315,572
Iochpe Maxion S.A. (Machinery)	25,200	109,584
JBS S.A. (Food Products)	36,200	255,354
JSL S.A. (Road & Rail)	24,400	119,855
Minerva S.A. (Food Products) (a)	67,800	174,804
MRV Engenharia e Participacoes S.A. (Household Durables)	38,900	170,615
Petrobras Distribuidora S.A. (Specialty Retail)	56,400	397,704
Qualicorp Consultoria e Corretora de Seguros S.A. (Health Care Providers & Services)	23,200	184,536
Vale S.A. (Metals & Mining) (a)	16,436	193,437
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A. (Commercial Services & Supplies)	1,300	4,305
Wiz Solucoes e Corretagem de Seguros S.A. (Insurance)	64,600	175,574

		3,720,298

China 32.2%
Agricultural Bank of China, Ltd., Class H (Banks)	419,000	172,713
Alibaba Group Holding, Ltd., Sponsored ADR (Internet & Direct Marketing Retail) (a)	15,721	2,777,429
Anhui Conch Cement Co., Ltd., Class H (Construction Materials)	65,000	389,455
BAIC Motor Corp., Ltd., Class H (Automobiles) (b)	514,000	320,104
Baidu, Inc., Sponsored ADR (Interactive Media & Services) (a)	2,323	236,598
Bank of China, Ltd., Class H (Banks)	1,542,000	631,681
Bank of Communications Co., Ltd., Class H (Banks)	15,000	10,260
China Aoyuan Group, Ltd. (Real Estate Management & Development)	59,000	75,746
China CITIC Bank Corp., Ltd., Class H (Banks)	588,000	341,426
China Construction Bank Corp., Class H (Banks)	1,387,000	1,116,900
China Evergrande Group (Real Estate Management & Development) (c)	172,000	420,125
China High Speed Transmission Equipment Group Co., Ltd. (Electrical Equipment) (c)	67,000	39,588
China Life Insurance Co., Ltd., Class H (Insurance)	111,000	288,976

	Shares	Value
China (continued)
China Medical System Holdings, Ltd. (Pharmaceuticals)	254,000	$345,541
China Mobile, Ltd. (Wireless Telecommunication Services)	34,500	280,898
China National Building Material Co., Ltd., Class H (Construction Materials)	238,000	201,068
China Pacific Insurance Group Co., Ltd., Class H (Insurance)	67,200	244,412
China Resources Power Holdings Co., Ltd. (Independent Power & Renewable Electricity Producers)	54,000	68,017
China Telecom Corp., Ltd., Class H (Diversified Telecommunication Services)	728,000	310,303
China Vanke Co., Ltd., Class H (Real Estate Management & Development)	39,400	144,055
China Zhongwang Holdings, Ltd. (Metals & Mining)	516,000	214,672
CITIC Securities Co., Ltd., Class H (Capital Markets)	3,000	5,528
CITIC, Ltd. (Industrial Conglomerates)	332,000	436,399
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	422,000	633,327
COSCO Shipping Energy Transportation Co., Ltd., Class H (Oil, Gas & Consumable Fuels)	122,000	52,624
Country Garden Holdings Co., Ltd. (Real Estate Management & Development)	83,000	115,667
Haitong Securities Co., Ltd., Class H (Capital Markets)	318,800	326,695
Huadian Power International Corp., Ltd., Class H (Independent Power & Renewable Electricity Producers)	356,000	133,569
Industrial & Commercial Bank of China, Ltd., Class H (Banks)	1,122,000	807,570
JD.com, Inc., ADR (Internet & Direct Marketing Retail) (a)	13,046	406,383
Jumei International Holding, Ltd., ADR (Internet & Direct Marketing Retail) (a)(c)	28,000	57,680
Longfor Group Holdings, Ltd. (Real Estate Management & Development) (b)	53,500	222,577
Luye Pharma Group, Ltd. (Pharmaceuticals) (b)(c)	118,500	87,862
Metallurgical Corp. of China, Ltd., Class H (Construction & Engineering)	577,000	122,234
Momo, Inc., Sponsored ADR (Interactive Media & Services)	6,500	217,880
NetEase, Inc., ADR (Entertainment)	2,000	571,720
New Oriental Education & Technology Group, Inc., Sponsored ADR (Diversified Consumer Services) (a)	1,000	122,060
PetroChina Co., Ltd., Class H (Oil, Gas & Consumable Fuels)	224,000	110,057

10	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
China (continued)
PICC Property & Casualty Co., Ltd., Class H (Insurance)	282,000	$358,080
Pinduoduo, Inc., ADR (Internet & Direct Marketing Retail) (a)	700	28,616
Ping An Insurance Group Co. of China, Ltd., Class H (Insurance)	87,500	1,013,358
Qudian, Inc., Sponsored ADR (Consumer Finance) (a)	3,500	24,255
Shandong Weigao Group Medical Polymer Co., Ltd., Class H (Health Care Equipment & Supplies)	68,000	78,188
Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals)	1,059,000	139,201
Sinopec Engineering Group Co., Ltd., Class H (Construction & Engineering)	493,000	282,489
Sinotruk Hong Kong, Ltd. (Machinery)	224,500	340,362
Sunac China Holdings, Ltd. (Real Estate Management & Development)	47,000	214,129
TAL Education Group, ADR (Diversified Consumer Services) (a)	2,600	111,306
Tencent Holdings, Ltd. (Interactive Media & Services)	62,900	2,575,096
Tsingtao Brewery Co., Ltd., Class H (Beverages)	10,000	58,130
Uni-President China Holdings, Ltd. (Food Products)	194,000	200,537
Vipshop Holdings, Ltd., ADR (Internet & Direct Marketing Retail) (a)	20,700	238,878
Weichai Power Co., Ltd., Class H (Machinery)	207,000	327,039
Xinyi Solar Holdings, Ltd. (Semiconductors & Semiconductor Equipment)	138,000	78,194
Yanzhou Coal Mining Co., Ltd., Class H (Oil, Gas & Consumable Fuels)	10,000	10,171
Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	2,373	100,853
ZTO Express Cayman, Inc., ADR (Air Freight & Logistics)	700	15,400

		19,254,081

Colombia 0.5%
Corp. Financiera Colombiana S.A. (Diversified Financial Services) (a)	10,564	90,950
Interconexion Electrica S.A. E.S.P. (Electric Utilities)	38,027	219,387

		310,337

Egypt 0.1%
Telecom Egypt Co. (Diversified Telecommunication Services)	86,575	61,901

	Shares	Value
Greece 0.5%
FF Group (Textiles, Apparel & Luxury Goods) (a)(d)(e)(f)	10,300	$27,570
Hellenic Telecommunications Organization S.A. (Diversified Telecommunication Services)	7,192	109,089
Motor Oil Hellas Corinth Refineries S.A. (Oil, Gas & Consumable Fuels)	6,590	162,725
Piraeus Bank S.A. (Banks) (a)	6,586	22,991

		322,375

Hong Kong 0.3%
China Resources Cement Holdings, Ltd. (Construction Materials)	162,000	177,796

Hungary 0.7%
OTP Bank Nyrt. (Banks)	8,781	404,465

India 7.8%
Asian Paints, Ltd. (Chemicals)	3,060	78,044
Aurobindo Pharma, Ltd. (Pharmaceuticals)	1,890	12,518
Axis Bank, Ltd. (Banks)	10,567	109,069
Bajaj Auto, Ltd. (Automobiles)	893	40,830
Bandhan Bank, Ltd. (Banks) (b)	4,109	35,523
Bharat Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	22,112	163,871
Bharti Infratel, Ltd. (Diversified Telecommunication Services)	47,183	126,358
Coal India, Ltd. (Oil, Gas & Consumable Fuels)	53,262	156,380
GAIL India, Ltd. (Gas Utilities)	18,854	36,683
Graphite India, Ltd. (Electrical Equipment)	14,415	58,074
Grasim Industries, Ltd. (Construction Materials)	3,147	34,164
HCL Technologies, Ltd. (IT Services)	5,769	94,023
Hindustan Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	33,634	153,212
Hindustan Unilever, Ltd. (Household Products)	7,705	236,868
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	15,201	457,988
ICICI Bank, Ltd. (Banks)	25,377	165,993
Indiabulls Housing Finance, Ltd. (Thrifts & Mortgage Finance)	6,795	19,677
Indian Oil Corp., Ltd. (Oil, Gas & Consumable Fuels)	78,298	158,961
Infosys, Ltd. (IT Services)	38,833	376,128
IRB Infrastructure Developers, Ltd. (Construction & Engineering) (a)	26,270	28,963
ITC, Ltd. (Tobacco)	36,502	132,877
Larsen & Toubro, Ltd. (Construction & Engineering)	5,072	105,403
Nestle India, Ltd. (Food Products)	246	51,889
NTPC, Ltd. (Independent Power & Renewable Electricity Producers)	25,951	44,801

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
India (continued)
Oil & Natural Gas Corp., Ltd. (Oil, Gas & Consumable Fuels)	85,927	$171,542
Petronet LNG, Ltd. (Oil, Gas & Consumable Fuels)	7,136	28,774
Power Grid Corp. of India, Ltd. (Electric Utilities)	61,222	171,292
REC, Ltd. (Diversified Financial Services)	69,098	136,192
Reliance Industries, Ltd. (Oil, Gas & Consumable Fuels)	30,336	626,619
Shriram Transport Finance Co., Ltd. (Consumer Finance)	1,786	28,705
State Bank of India (Banks) (a)	18,982	83,631
Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	9,977	61,146
Tata Consultancy Services, Ltd. (IT Services)	5,626	180,415
UltraTech Cement, Ltd. (Construction Materials)	1,074	62,741
UPL, Ltd. (Chemicals)	5,688	47,992
Vedanta, Ltd. (Metals & Mining)	76,179	159,492
Wipro, Ltd. (IT Services)	7,388	27,071

		4,663,909

Indonesia 1.0%
Indah Kiat Pulp & Paper Corp Tbk PT (Paper & Forest Products)	73,700	38,197
Matahari Department Store Tbk PT (Multiline Retail)	426,600	110,623
PT Bank Negara Indonesia Persero Tbk (Banks)	243,700	133,248
PT Bank Rakyat Indonesia Persero Tbk (Banks)	981,000	294,223
PT Indofood Sukses Makmur Tbk (Food Products)	62,300	34,175

		610,466

Luxembourg 0.4%
Reinet Investments SCA (Capital Markets)	14,058	263,818

Malaysia 0.9%
AMMB Holdings BHD (Banks)	324,800	310,148
IOI Properties Group BHD (Real Estate Management & Development)	124,400	30,962
MISC BHD (Marine)	31,500	62,797
Telekom Malaysia BHD (Diversified Telecommunication Services)	145,800	131,197

		535,104

Mexico 2.0%
Aleatica, S.A.B. de C.V. (Transportation Infrastructure)	15,590	16,209
America Movil S.A.B. de C.V., Series L (Wireless Telecommunication Services)	54,500	43,149
Credito Real S.A.B. de C.V. (Consumer Finance) (c)	49,500	61,294

	Shares	Value
Mexico (continued)
Fibra Uno Administracion S.A. de C.V. (Equity Real Estate Investment Trusts)	221,300	$336,382
Grupo Financiero Banorte S.A.B. de C.V., Class O (Banks)	7,800	42,648
Grupo Mexico S.A.B. de C.V., Series B (Metals & Mining)	15,800	41,717
Kimberly-Clark de Mexico S.A.B. de C.V., Class A (Household Products) (a)	130,600	262,402
Qualitas Controladora S.A.B. de C.V. (Insurance)	33,800	146,171
Wal-Mart de Mexico S.A.B. de C.V. (Food & Staples Retailing)	82,600	247,544

		1,197,516

Philippines 1.0%
Cebu Air, Inc. (Airlines)	20,280	36,907
First Gen Corp. (Independent Power & Renewable Electricity Producers)	356,200	174,082
Globe Telecom, Inc. (Wireless Telecommunication Services)	7,090	254,846
PLDT, Inc. (Wireless Telecommunication Services)	5,765	124,968

		590,803

Poland 0.8%
Asseco Poland S.A. (Software)	7,063	94,835
Cyfrowy Polsat S.A. (Media)	10,751	77,945
Enea S.A. (Electric Utilities) (a)	58,696	129,739
PLAY Communications S.A. (Wireless Telecommunication Services) (b)	23,152	183,367

		485,886

Republic of Korea 11.5%
BNK Financial Group, Inc. (Banks)	2,946	17,598
Celltrion, Inc. (Biotechnology) (a)	778	133,740
Daelim Industrial Co., Ltd. (Construction & Engineering)	4,869	380,832
DB HiTek Co., Ltd. (Semiconductors & Semiconductor Equipment)	12,221	178,570
Dio Corp. (Health Care Equipment & Supplies) (a)	245	8,844
DongKook Pharmaceutical Co., Ltd. (Pharmaceuticals)	874	52,209
Dongwon Industries Co., Ltd. (Food Products)	98	18,026
Doosan Bobcat, Inc. (Machinery)	533	14,431
GS Holdings Corp. (Oil, Gas & Consumable Fuels)	544	23,215
Hana Financial Group, Inc. (Banks)	9,416	272,740
HDC Hyundai Development Co.-Engineering & Construction, Class E (Construction & Engineering)	13,829	367,878
Hyosung Chemical Corp. (Chemicals)	544	77,384
Hyundai Mobis Co., Ltd. (Auto Components)	2,317	473,975
Industrial Bank of Korea (Banks)	20,255	205,431

12	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Republic of Korea (continued)
Kakao Corp. (Interactive Media & Services)	532	$64,703
KB Financial Group, Inc. (Banks)	4,720	170,187
Kia Motors Corp. (Automobiles)	11,030	403,392
Korea Investment Holdings Co., Ltd. (Capital Markets)	3,455	201,340
Meritz Securities Co., Ltd. (Capital Markets)	5,912	22,917
NAVER Corp. (Interactive Media & Services)	1,246	175,636
Partron Co., Ltd. (Electronic Equipment, Instruments & Components)	17,718	180,462
POSCO (Metals & Mining)	863	156,882
Posco International Corp. (Trading Companies & Distributors)	8,633	135,418
Samsung Biologics Co., Ltd. (Life Sciences Tools & Services) (a)(b)	88	30,141
Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	50,645	2,193,913
Shinhan Financial Group Co., Ltd. (Banks)	4,923	179,834
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	8,848	623,607
Soulbrain Co., Ltd. (Chemicals)	1,798	116,524

		6,879,829

Russia 5.2%
Gazprom PAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	94,755	759,225
LUKOIL PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	3,627	333,902
Magnitogorsk Iron & Steel Works PJSC, Registered, Sponsored GDR (Metals & Mining)	5,475	40,022
MMC Norilsk Nickel PJSC, ADR (Metals & Mining)	17,302	479,871
PhosAgro PJSC, GDR (Chemicals)	7,559	95,092
Rosneft Oil Co. PJSC, GDR (Oil, Gas & Consumable Fuels)	27,647	183,078
Sberbank of Russia PJSC, Sponsored ADR (Banks)	48,111	707,232
Surgutneftegas PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	57,890	383,232
Tatneft PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	2,229	155,439

		3,137,093

South Africa 5.1%
Absa Group, Ltd. (Banks)	15,018	153,932
African Rainbow Minerals, Ltd. (Metals & Mining)	17,627	176,381
Anglo American Platinum, Ltd. (Metals & Mining)	3,020	225,379
AngloGold Ashanti, Ltd. (Metals & Mining)	5,319	116,299
Ascendis Health, Ltd. (Pharmaceuticals) (a)	78,235	19,519
Assore, Ltd. (Metals & Mining)	2,175	36,552
DataTec, Ltd. (Electronic Equipment, Instruments & Components)	70,202	166,835

	Shares	Value
South Africa (continued)
Exxaro Resources, Ltd. (Oil, Gas & Consumable Fuels)	44,916	$366,539
Harmony Gold Mining Co., Ltd. (Metals & Mining) (a)	54,705	189,307
Impala Platinum Holdings, Ltd. (Metals & Mining) (a)	26,005	178,725
Kumba Iron Ore, Ltd. (Metals & Mining) (c)	811	19,750
Liberty Holdings, Ltd. (Insurance)	23,153	178,307
Naspers, Ltd., Class N (Internet & Direct Marketing Retail)	4,664	662,269
Nedbank Group, Ltd. (Banks)	3,963	60,107
Old Mutual, Ltd. (Insurance)	51,364	66,795
Standard Bank Group, Ltd. (Banks)	15,472	177,620
Telkom S.A. SOC, Ltd. (Diversified Telecommunication Services)	49,447	226,251
Wilson Bayly Holmes-Ovcon, Ltd. (Construction & Engineering)	1,445	13,501

		3,034,068

Taiwan 13.0%
Asia Cement Corp. (Construction Materials)	274,000	387,500
Center Laboratories, Inc. (Pharmaceuticals)	90,845	199,056
Chicony Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	13,000	40,443
CTBC Financial Holding Co., Ltd. (Banks)	556,927	387,866
Hon Hai Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	140,774	372,740
International Games System Co., Ltd. (Entertainment)	7,000	90,143
MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	17,000	227,854
Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	21,000	135,215
Phison Electronics Corp. (Semiconductors & Semiconductor Equipment)	17,000	154,974
Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	295,000	394,910
Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	37,000	147,074
Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	24,000	178,578
Ruentex Industries, Ltd. (Textiles, Apparel & Luxury Goods) (a)	135,200	325,114
Shin Zu Shing Co., Ltd. (Machinery)	44,000	174,899
Sino-American Silicon Products, Inc. (Semiconductors & Semiconductor Equipment)	54,000	162,849
Taishin Financial Holding Co., Ltd. (Banks)	460,000	213,827
Taiwan Cement Corp. (Construction Materials)	42,000	55,810

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	284,000	$2,784,908
Uni-President Enterprises Corp. (Food Products)	6,000	14,822
Unitech Printed Circuit Board Corp. (Electronic Equipment, Instruments & Components)	32,000	34,953
United Integrated Services Co., Ltd. (Construction & Engineering)	19,000	98,931
United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	265,000	121,877
Walsin Technology Corp. (Electronic Equipment, Instruments & Components)	43,000	259,211
Wei Chuan Foods Corp. (Food Products)	210,000	182,126
Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	3,000	31,340
Yuanta Financial Holding Co., Ltd. (Capital Markets)	487,000	304,770
Zhen Ding Technology Holding, Ltd. (Electronic Equipment, Instruments & Components)	56,000	266,750

		7,748,540

Thailand 3.7%
Advanced Info Service PCL, NVDR (Wireless Telecommunication Services)	42,000	318,529
Charoen Pokphand Foods PCL, NVDR (Food Products)	380,800	318,437
JMT Network Services PCL, NVDR (Commercial Services & Supplies)	190,000	126,478
Krung Thai Bank PCL, NVDR (Banks)	371,600	204,291
PTG Energy PCL, NVDR (Specialty Retail)	273,400	162,980
PTT Exploration & Production PCL, NVDR (Oil, Gas & Consumable Fuels)	20,600	82,209
PTT PCL, NVDR (Oil, Gas & Consumable Fuels)	147,200	220,593
Ratchaburi Group PCL, NVDR (Independent Power & Renewable Electricity Producers)	149,600	364,153
Siam Commercial Bank PCL, NVDR (Banks)	39,900	147,998
Thai Union Group PCL, NVDR (Food Products)	38,000	18,374
Thanachart Capital PCL, NVDR (Banks)	102,700	180,265
Vinythai PCL, NVDR (Chemicals)	50,800	39,368

		2,183,675

United States 0.2%
Trip.com Group, Ltd. (Internet & Direct Marketing Retail) (a)	3,100	102,269

Total Common Stocks (Cost $53,836,336)		55,684,229

	Shares	Value
Exchange-Traded Funds 1.1%
United States 1.1%
iShares MSCI Emerging Markets ETF (Capital Markets) (c)	7,923	$337,361
iShares Core MSCI Emerging Markets ETF (Capital Markets)	6,600	337,722

Total Exchange-Traded Funds (Cost $669,058)		675,083

Preferred Stocks 4.8%
Brazil 2.8%
Banco Bradesco S.A. 6.14% (Banks)	44,040	386,208
Banco do Estado do Rio Grande do Sul S.A. 11.10%, Class B (Banks)	12,300	68,577
Cia Energetica de Minas Gerais 4.63% (Electric Utilities)	71,600	243,695
Cia Paranaense de Energia 2.48%, Class B (Electric Utilities)	14,100	195,723
Itau Unibanco Holding S.A. 4.87% (Banks)	49,156	444,065
Petroleo Brasileiro S.A. 4.47% (Oil, Gas & Consumable Fuels)	39,400	298,558

		1,636,826

Colombia 0.1%
Grupo Aval Acciones y Valores S.A. 3.99% (Banks)	153,290	62,812

Republic of Korea 1.9%
Hyundai Motor Co. 4.96% (Automobiles)	2,683	182,872
Hyundai Motor Co. 5.41% (Automobiles)	4,979	312,404
LG Household & Health Care, Ltd. 1.24% (Personal Products)	99	62,883
Samsung Electronics Co., Ltd. 3.35% (Technology Hardware, Storage & Peripherals)	16,710	589,579

		1,147,738

Total Preferred Stocks (Cost $2,717,848)		2,847,376

Short-Term Investment 0.1%
Unaffiliated Investment Company 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.75% (g)(h)	73,598	73,598

Total Short-Term Investment (Cost $73,598)		73,598

Total Investments (Cost $57,296,840)	99.1%	59,280,286
Other Assets, Less Liabilities	0.9	545,636
Net Assets	100.0%	$59,825,922

14	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)

All or a portion of this security was held on loan. As of October 31, 2019, the aggregate market value of securities on loan was $860,714, the total market value of collateral held by the Fund was $897,331. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $823,733 (See Note 2(K)).

(d)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2019, the total market value of fair valued security was $27,570, which represented less than one-tenth of a percent of the Fund’s net assets.

(e)	Illiquid investment—As of October 31, 2019, the total market value of these illiquid investments was $27,570, which represented less than one-tenth of a percent of the Fund’s net assets. (Unaudited)

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)	Represents security purchased with cash collateral received for securities on loan.

(h)	Current yield as of October 31, 2019.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

GDR—Global Depositary Receipt

NVDR—Non-Voting Depositary Receipt

PCL—Provision for Credit Losses

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks (b)	$55,656,659	$—	$27,570	$55,684,229
Exchange-Traded Funds	675,083	—	—	675,083
Preferred Stocks	2,847,376	—	—	2,847,376
Short-Term Investment
Unaffiliated Investment Company	73,598	—	—	73,598

Total Investments in Securities	$59,252,716	$—	$27,570	$59,280,286

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $27,570 is held in Greece within the Common Stock section of the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2019 (a)
Common Stocks	$—	$—	$—	$(28,428)	$—	$—	$55,998	$—	$27,570	$(28,428)

Total	$—	$—	$—	$(28,428)	$—	$—	$55,998	$—	$27,570	$(28,428)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

As of October 31, 2019, a security with a market value of $55,998 transferred from Level 2 to Level 3 as the fair value obtained for this security utilized significant other unobservable inputs. As of October 31, 2018, the fair value obtained for this security utilized significant observable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2019 (continued)

The table below sets forth the diversification of the Fund’s investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Air Freight & Logistics	$15,400	0.0	%‡
Airlines	36,907	0.1
Auto Components	473,975	0.8
Automobiles	1,259,602	2.1
Banks	9,151,371	15.3
Beverages	58,130	0.1
Biotechnology	133,740	0.2
Capital Markets	2,309,089	3.9
Chemicals	454,404	0.8
Commercial Services & Supplies	130,783	0.2
Construction & Engineering	1,400,231	2.3
Construction Materials	1,308,534	2.2
Consumer Finance	114,254	0.2
Diversified Consumer Services	233,366	0.4
Diversified Financial Services	227,142	0.4
Diversified Telecommunication Services	965,099	1.6
Electric Utilities	1,052,656	1.8
Electrical Equipment	97,662	0.2
Electronic Equipment, Instruments & Components	1,280,951	2.1
Entertainment	661,863	1.1
Equity Real Estate Investment Trusts	336,382	0.6
Food & Staples Retailing	247,544	0.4
Food Products	1,674,954	2.8
Gas Utilities	36,683	0.1
Health Care Equipment & Supplies	87,032	0.2
Health Care Providers & Services	184,536	0.3
Hotels, Restaurants & Leisure	100,853	0.2
Household Durables	353,113	0.6
Household Products	499,270	0.8
Independent Power & Renewable Electricity Producers	784,622	1.3
Industrial Conglomerates	436,399	0.7
Insurance	2,471,673	4.1
Interactive Media & Services	3,269,913	5.5
Internet & Direct Marketing Retail	4,273,524	7.1
IT Services	677,637	1.1
Life Sciences Tools & Services	30,141	0.1
Machinery	966,315	1.6
Marine	62,797	0.1
Media	77,946	0.1
Metals & Mining	2,228,486	3.7
Multiline Retail	110,623	0.2
Oil, Gas & Consumable Fuels	5,549,825	9.3
Paper & Forest Products	38,197	0.1
Personal Products	62,883	0.1
Pharmaceuticals	917,052	1.5
Real Estate Management & Development	1,223,261	2.0
Road & Rail	119,855	0.2

	Value	Percent †
Semiconductors & Semiconductor Equipment	$4,825,040	8.1%
Software	94,835	0.2
Specialty Retail	560,684	0.9
Technology Hardware, Storage & Peripherals	2,823,935	4.7
Textiles, Apparel & Luxury Goods	747,594	1.3
Thrifts & Mortgage Finance	477,665	0.8
Tobacco	132,877	0.2
Trading Companies & Distributors	135,418	0.2
Transportation Infrastructure	16,209	0.0 ‡
Wireless Telecommunication Services	1,205,756	2.0

	59,206,688	99.0
Short-Term Investment	73,598	0.1
Other Assets, Less Liabilities	545,636	0.9

Net Assets	$59,825,922	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

16	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in securities, at value (identified cost $57,296,840) including securities on loan of $860,714	$59,280,286
Cash denominated in foreign currencies (identified cost $2,946,131)	2,954,779
Receivables:
Investment securities sold	8,643,937
Dividends	168,057
Securities lending	1,524
Fund shares sold	154
Other assets	43,257

Total assets	71,091,994

Liabilities
Due to custodian	2,276,733
Cash collateral received for securities on loan	73,598
Payables:
Investment securities purchased	8,780,623
Custodian	55,561
Manager (See Note 3)	32,641
Professional fees	22,568
Foreign capital gains tax (See Note 2(C))	6,664
Shareholder communication	6,458
Transfer agent (See Note 3)	4,510
NYLIFE Distributors (See Note 3)	2,890
Trustees	122
Accrued expenses	3,704

Total liabilities	11,266,072

Net assets	$59,825,922

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$6,665
Additional paid-in capital	62,332,480

62,339,145
Total distributable earnings (loss)	(2,513,223)

Net assets	$59,825,922

Class A
Net assets applicable to outstanding shares	$6,787,321

Shares of beneficial interest outstanding	757,673

Net asset value per share outstanding	$8.96
Maximum sales charge (5.50% of offering price)	0.52

Maximum offering price per share outstanding	$9.48

Investor Class
Net assets applicable to outstanding shares	$2,007,784

Shares of beneficial interest outstanding	225,570

Net asset value per share outstanding	$8.90
Maximum sales charge (5.50% of offering price)	0.52

Maximum offering price per share outstanding	$9.42

Class C
Net assets applicable to outstanding shares	$1,201,164

Shares of beneficial interest outstanding	136,403

Net asset value and offering price per share outstanding	$8.81

Class I
Net assets applicable to outstanding shares	$618,005

Shares of beneficial interest outstanding	68,556

Net asset value and offering price per share outstanding	$9.01

Class R6
Net assets applicable to outstanding shares	$49,211,648

Shares of beneficial interest outstanding	5,476,923

Net asset value and offering price per share outstanding	$8.99

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$2,298,216
Securities lending	25,049
Dividends-affiliated	7,586
Interest	82

Total income	2,330,933

Expenses
Manager (See Note 3)	771,242
Custodian	115,244
Professional fees	106,775
Registration	72,315
Distribution/Service—Class A (See Note 3)	20,582
Distribution/Service—Investor Class (See Note 3)	5,152
Distribution/Service—Class C (See Note 3)	14,783
Transfer agent (See Note 3)	29,252
Shareholder communication	12,770
Trustees	1,905
Miscellaneous	15,720

Total expenses before waiver/reimbursement	1,165,740
Expense waiver/reimbursement from Manager (See Note 3)	(218,005)

Net expenses	947,735

Net investment income (loss)	1,383,198

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions (b)	(5,189,278)
Foreign currency transactions	(159,622)

Net realized gain (loss) on investments and foreign currency transactions	(5,348,900)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments (c)	9,789,890
Translation of other assets and liabilities in foreign currencies	11,684

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	9,801,574

Net realized and unrealized gain (loss) on investments and foreign currency transactions	4,452,674

Net increase (decrease) in net assets resulting from operations	$5,835,872

(a)	Dividends recorded net of foreign withholding taxes in the amount of $323,941.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $3,650.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $2,596.

18	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,383,198	$1,559,512
Net realized gain (loss) on investments and foreign currency transactions	(5,348,900)	15,320,493
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	9,801,574	(28,276,266)

Net increase (decrease) in net assets resulting from operations	5,835,872	(11,396,261)

Distributions to shareholders:
Class A	(540,806)	(93,756)
Investor Class	(124,442)	(9,458)
Class C	(95,026)	(3,300)
Class I	(50,898)	(1,306,361)
Class R6	(4,640,911)	—

Total distributions to shareholders	(5,452,083)	(1,412,875)

Capital share transactions:
Net proceeds from sale of shares	14,836,505	30,912,599
Net asset value of shares issued to shareholders in reinvestment of distributions	5,446,081	1,412,141
Cost of shares redeemed	(36,419,281)	(116,766,788)

Increase (decrease) in net assets derived from capital share transactions	(16,136,695)	(84,442,048)

Net increase (decrease) in net assets	(15,752,906)	(97,251,184)

Net Assets
Beginning of year	75,578,828	172,830,012

End of year	$59,825,922	$75,578,828

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2019	2018	2017	2016		2015

Net asset value at beginning of year	$8.91	$10.80	$8.74	$8.50		$10.40

Net investment income (loss) (a)	0.12	0.16	0.12	0.10		0.13

Net realized and unrealized gain (loss) on investments	0.53	(1.94)	2.26	0.41		(1.62)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.02)	(0.04)	(0.03)		(0.04)

Total from investment operations	0.63	(1.80)	2.34	0.48		(1.53)

Less dividends and distributions:

From net investment income	(0.12)	(0.09)	(0.28)	(0.24)		(0.32)

From net realized gain on investments	(0.46)	—	—	—		(0.05)

Total dividends and distributions	(0.58)	(0.09)	(0.28)	(0.24)		(0.37)

Net asset value at end of year	$8.96	$8.91	$10.80	$8.74		$8.50

Total investment return (b)	7.71%	(16.82%)	28.01%	5.93%		(14.97%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.39%	1.53%	1.26%	1.30	%(c)	1.37%

Net expenses (d)	1.50%	1.53%	1.56%	1.57%		1.60%

Expenses (before waiver/reimbursement) (d)(e)	1.84%	1.78%	1.55%	2.11%		1.87%

Interest expense and fees	—	0.01%	—	—		—

Portfolio turnover rate	179%	167%	225%	149%		185%

Net assets at end of year (in 000’s)	$6,787	$8,428	$10,040	$2,516		$2,537

(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.27%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The expense ratios presented below exclude short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)		Short Sale Expenses
October 31, 2019	1.50%		—
October 31, 2018	1.53%		—
October 31, 2017	1.56%		0.00	%(f)
October 31, 2016	1.57	%(g)	0.01%
October 31, 2015	1.60%		0.01%

(f)	Less than one-tenth of a percent.
(g)	Without the custody fee reimbursement, net expenses would have been 1.60%.

20	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Investor Class	2019	2018	2017	2016		2015

Net asset value at beginning of year	$8.86	$10.75	$8.71	$8.47		$10.38

Net investment income (loss) (a)	0.12	0.14	0.09	0.09		0.09

Net realized and unrealized gain (loss) on investments	0.51	(1.94)	2.26	0.41		(1.61)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.02)	(0.04)	(0.03)		(0.04)

Total from investment operations	0.61	(1.82)	2.31	0.47		(1.56)

Less dividends and distributions:

From net investment income	(0.11)	(0.07)	(0.27)	(0.23)		(0.30)

From net realized gain on investments	(0.46)	—	—	—		(0.05)

Total dividends and distributions	(0.57)	(0.07)	(0.27)	(0.23)		(0.35)

Net asset value at end of year	$8.90	$8.86	$10.75	$8.71		$8.47

Total investment return (b)	7.46%	(17.06%)	27.60%	5.72%		(15.21%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.36%	1.33%	0.98%	1.14	%(c)	1.01%

Net expenses (d)	1.74%	1.74%	1.88%	1.80%		1.84%

Expenses (before waiver/reimbursement) (d)(e)	2.08%	2.00%	1.88%	2.34%		2.11%

Portfolio turnover rate	179%	167%	225%	149%		185%

Net assets at end of year (in 000’s)	$2,008	$1,990	$1,385	$615		$542

(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.11%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The expense ratios presented below exclude short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)		Short Sale Expenses
October 31, 2019	1.74%		—
October 31, 2018	1.74%		— (f)
October 31, 2017	1.88	%(g)	0.00%
October 31, 2016	1.80%		0.01%
October 31, 2015	1.84%		0.01%

(f)	Less than one-tenth of a percent.
(g)	Without the custody fee reimbursement, net expenses would have been 1.83%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class C	2019	2018	2017	2016		2015

Net asset value at beginning of year	$8.75	$10.64	$8.62	$8.39		$10.32

Net investment income (loss) (a)	0.03	0.05	0.02	0.03		0.02

Net realized and unrealized gain (loss) on investments	0.53	(1.91)	2.25	0.40		(1.60)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.02)	(0.04)	(0.03)		(0.04)

Total from investment operations	0.54	(1.88)	2.23	0.40		(1.62)

Less dividends and distributions:

From net investment income	(0.02)	(0.01)	(0.21)	(0.17)		(0.26)

From net realized gain on investments	(0.46)	—	—	—		(0.05)

Total dividends and distributions	(0.48)	(0.01)	(0.21)	(0.17)		(0.31)

Net asset value at end of year	$8.81	$8.75	$10.64	$8.62		$8.39

Total investment return (b)	6.66%	(17.65%)	26.82%	4.94%		(15.88%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.36%	0.46%	0.17%	0.38	%(c)	0.22%

Net expenses (d)	2.49%	2.49%	2.61%	2.54%		2.59%

Expenses (before waiver/reimbursement) (d)(e)	2.83%	2.74%	2.61%	3.08%		2.86%

Portfolio turnover rate	179%	167%	225%	149%		185%

Net assets at end of year (in 000’s)	$1,201	$1,803	$2,338	$894		$598

(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.35%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The expense ratios presented below exclude short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)		Short Sale Expenses
October 31, 2019	2.49%		—
October 31, 2018	2.49%		—
October 31, 2017	2.61%		0.00	%(f)
October 31, 2016	2.54	%(g)	0.01%
October 31, 2015	2.59%		0.01%

(f)	Less than one-tenth of a percent.
(g)	Without the custody fee reimbursement, net expenses would have been 2.57%.

22	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2019		2018	2017	2016		2015

Net asset value at beginning of year	$8.95		$10.83	$8.77	$8.53		$10.42

Net investment income (loss) (a)	0.16		0.06	0.14	0.12		0.13

Net realized and unrealized gain (loss) on investments	0.52		(1.82)	2.26	0.41		(1.60)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.02)	(0.04)	(0.03)		(0.04)

Total from investment operations	0.66		(1.78)	2.36	0.50		(1.51)

Less dividends and distributions:

From net investment income	(0.14)		(0.10)	(0.30)	(0.26)		(0.33)

From net realized gain on investments	(0.46)		—	—	—		(0.05)

Total dividends and distributions	(0.60)		(0.10)	(0.30)	(0.26)		(0.38)

Net asset value at end of year	$9.01		$8.95	$10.83	$8.77		$8.53

Total investment return (b)	8.07	%(c)	(16.58%)	28.23%	6.16%		(14.72%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.76%		0.57%	1.46%	1.54	%(d)	1.37%

Net expenses (d)	1.15%		1.33%	1.42%	1.33%		1.35%

Expenses (before waiver/reimbursement) (e)(f)	1.59%		1.35%	1.42%	1.86%		1.62%

Portfolio turnover rate	179%		167%	225%	149%		185%

Net assets at end of year (in 000’s)	$618		$853	$159,067	$111,763		$122,110

(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.51%.
(e)	The expense ratios presented below exclude short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)		Short Sale Expenses
October 31, 2019	1.15%		—
October 31, 2018	1.33%		—
October 31, 2017	1.42%		0.00	%(g)
October 31, 2016	1.33	%(h)	0.01%
October 31, 2015	1.35%		0.01%

(f)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)	Less than one-tenth of a percent.
(h)	Without the custody fee reimbursement, net expenses would have been 1.36%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

Class R6	Year ended October 31, 2019	February 28, 2018^ through October 31, 2018

Net asset value at beginning of period	$8.95	$11.30

Net investment income (loss) (a)	0.17	0.15

Net realized and unrealized gain (loss) on investments	0.52	(2.48)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.02)

Total from investment operations	0.67	(2.35)

Less dividends and distributions:

From net investment income	(0.17)	—

From net realized gain on investments	(0.46)	—

Total dividends and distributions	(0.63)	—

Net asset value at end of period	$8.99	$8.95

Total investment return (b)	8.16%	(20.80%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.89%	2.16	% ††

Net expenses (c)	1.15%	1.15	% ††

Expenses (before waiver/reimbursement) (c)(d)	1.42%	1.43	% ††

Portfolio turnover rate	179%	167%

Net assets at end of period (in 000’s)	$49,212	$62,505

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)
October 31, 2019	1.15%
October 31, 2018††	1.15%

24	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Emerging Markets Equity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares have an inception date of November 15, 2013. Class R6 shares were registered for sale effective as of February 28, 2017. Class R6 shares commenced operations on February 28, 2018.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the

“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology

25

Notes to Financial Statements (continued)

used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of

26	MainStay MacKay Emerging Markets Equity Fund

purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2019, and can change at any time. Illiquid investments as of October 31, 2019, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution

27

Notes to Financial Statements (continued)

plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2019, the Fund did not hold any repurchase agreements.

(I)  Securities Sold Short.  When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. During the year ended October 31, 2019, the Fund did not engage in short sales as part of its investment strategies.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2019, the Fund did not hold any rights or warrants.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund had securities on loan with an aggregate market value of $860,714; the total market value of collateral held by the Fund was $897,331. The market value of the collateral held included non-cash

28	MainStay MacKay Emerging Markets Equity Fund

collateral in the form of U.S. Treasury securities with a value of $823,733 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $73,598.

(L)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region. For example, the Fund has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. During the year ended October 31, 2019, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 1.00%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.50% and Class I, 1.15%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares and Class C shares. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $771,242 and waived its fees and/or reimbursed expenses in the amount of $218,005 and paid the Subadvisor in the amount of $276,619.

29

Notes to Financial Statements (continued)

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $2,748 and $1,113, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $4,887.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$13,756
Investor Class	8,323
Class C	5,973
Class I	1,200

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$575	$20,146	$(20,721)	$—	$—	$—	$8	$—	—

(G)  Capital.  As of October 31, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R6	$21,417	0.00%

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$58,017,363	$3,807,299	$(2,543,282)	$1,264,017

30	MainStay MacKay Emerging Markets Equity Fund

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$1,974,943	$(5,685,907)	$(62,733)	$1,260,474	$(2,513,223)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales adjustments and Passive Foreign Investment Company (PFIC) adjustments. The other temporary differences are primarily due to amortization of organizational costs.

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $5,685,907 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$5,143	$543

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018
Distributions paid from:
Ordinary Income	$1,386,062	$1,412,875
Long-Term Capital Gain	4,066,021	—
Total	$5,452,083	$1,412,875

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of securities, other than short-term securities, were $134,955 and $154,512, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	397,324	$3,441,507
Shares issued to shareholders in reinvestment of dividends and distributions	65,270	535,208
Shares redeemed	(658,012)	(5,749,181)

Net increase (decrease) in shares outstanding before conversion	(195,418)	(1,772,466)
Shares converted into Class A (See Note 1)	20,484	185,186
Shares converted from Class A (See Note 1)	(13,552)	(120,684)

Net increase (decrease)	(188,486)	$(1,707,964)

Year ended October 31, 2018:
Shares sold	892,873	$9,848,885
Shares issued to shareholders in reinvestment of dividends and distributions	8,616	93,141
Shares redeemed	(905,392)	(9,267,962)

Net increase (decrease) in shares outstanding before conversion	(3,903)	674,064
Shares converted into Class A (See Note 1)	48,854	540,606
Shares converted from Class A (See Note 1)	(28,366)	(287,725)

Net increase (decrease)	16,585	$926,945

31

Notes to Financial Statements (continued)

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	42,409	$374,314
Shares issued to shareholders in reinvestment of dividends and distributions	15,182	124,039
Shares redeemed	(53,880)	(476,974)

Net increase (decrease) in shares outstanding before conversion	3,711	21,379
Shares converted into Investor Class (See Note 1)	17,967	159,148
Shares converted from Investor Class (See Note 1)	(20,585)	(185,186)

Net increase (decrease)	1,093	$(4,659)

Year ended October 31, 2018:
Shares sold	155,817	$1,701,705
Shares issued to shareholders in reinvestment of dividends and distributions	868	9,359
Shares redeemed	(40,453)	(409,086)

Net increase (decrease) in shares outstanding before conversion	116,232	1,301,978
Shares converted into Investor Class (See Note 1)	28,501	287,725
Shares converted from Investor Class (See Note 1)	(49,038)	(540,606)

Net increase (decrease)	95,695	$1,049,097

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	22,359	$197,859
Shares issued to shareholders in reinvestment of dividends and distributions	11,688	95,025
Shares redeemed	(99,386)	(880,501)

Net increase (decrease) in shares outstanding before conversion	(65,339)	(587,617)
Shares converted from Class C (See Note 1)	(4,373)	(38,464)

Net increase (decrease)	(69,712)	$(626,081)

Year ended October 31, 2018:
Shares sold	45,155	$488,002
Shares issued to shareholders in reinvestment of dividends and distributions	307	3,280
Shares redeemed	(59,107)	(592,136)

Net increase (decrease)	(13,645)	$(100,854)

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	15,995	$143,567
Shares issued to shareholders in reinvestment of dividends and distributions	6,184	50,898
Shares redeemed	(48,897)	(434,347)

Net increase (decrease)	(26,718)	$(239,882)

Year ended October 31, 2018:
Shares sold	1,118,437	$12,084,940
Shares issued to shareholders in reinvestment of dividends and distributions	120,513	1,306,361
Shares redeemed	(8,219,052)	(92,478,177)

Net increase (decrease) in shares outstanding before conversion	(6,980,102)	(79,086,876)
Shares converted from Class I (See Note 1)	(7,608,924)	(85,980,846)

Net increase (decrease)	(14,589,026)	$(165,067,722)

Class R6	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,204,618	$10,679,258
Shares issued to shareholders in reinvestment of dividends and distributions	565,965	4,640,911
Shares redeemed	(3,276,903)	(28,878,278)

Net increase (decrease)	(1,506,320)	$(13,558,109)

Period ended October 31, 2018 (a):
Shares sold	689,965	$6,789,067
Shares redeemed	(1,315,646)	(14,019,427)

Net increase (decrease) in shares outstanding before conversion	(625,681)	(7,230,360)
Shares converted into Class R6 (See Note 1)	7,608,924	85,980,846

Net increase (decrease)	6,983,243	$78,750,486

(a)	The inception date of the class was February 28, 2018.

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

32	MainStay MacKay Emerging Markets Equity Fund

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following: At a meeting held on December 10-11, 2019, the Board of Trustees (“Board”) of MainStay Funds Trust, after careful consideration of a number of factors and upon the recommendation of the Fund’s Manager, New York Life Investment Management LLC, approved a proposal to liquidate the Fund pursuant to the terms of a plan of liquidation. The Fund will be liquidated on or about February 26, 2020 (“Liquidation Date”). Effective on the Liquidation Date, all references to the Fund in the Prospectus and SAI are hereby deleted.

33

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Emerging Markets Equity Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Subsequent Event

As described in Note 11 to the financial statements, at a meeting held in December 2019, the Board of Trustees approved a plan to liquidate the Fund.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

34	MainStay MacKay Emerging Markets Equity Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $4,066,096 as long term capital gain distributions.

For the fiscal year ended October 31, 2019, the Fund designated approximately $1,308,475 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2019:

•	the total amount of taxes credited to foreign countries was $308,660.

•	the total amount of income sourced from foreign countries was $2,918,527.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

35

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

36	MainStay MacKay Emerging Markets Equity Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

37

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

38	MainStay MacKay Emerging Markets Equity Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

39

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302 a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1716828 MS159-19	MSEME11-12/19 (NYLIM) NL244

MainStay Epoch Capital Growth Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/30/2016	10.40 16.82%	10.54 12.43%	1.16 1.16%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/30/2016	10.01 16.42	10.33 12.21	1.40 1.40
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/30/2016	14.59 15.59	11.37 11.37	2.15 2.15
Class I Shares	No Sales Charge		6/30/2016	17.11	12.69	0.91

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Since Inception

MSCI World Index[3]	12.69%	11.54%
Morningstar World Large Stock Category Average[4]	12.04	10.49

3.

The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar World Large Stock Category Average is representative of funds that invest the majority of their assets in developed markets, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Capital Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Capital Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,046.00	$5.93	$1,019.41	$5.85	1.15%

Investor Class Shares	$1,000.00	$1,043.60	$7.37	$1,018.00	$7.27	1.43%

Class C Shares	$1,000.00	$1,040.10	$11.16	$1,014.27	$11.02	2.17%

Class I Shares	$1,000.00	$1,047.50	$4.70	$1,020.62	$4.63	0.91%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2019 (Unaudited)

United States	56.9%

Japan	7.6

Canada	4.7

United Kingdom	3.8

Australia	3.2

Denmark	3.2

China	2.5

Spain	2.3

Sweden	2.3

Hong Kong	2.2

Italy	2.1

France	2.0

Netherlands	1.5

Switzerland	1.4%

Ireland	1.3

Mexico	1.1

Jordan	0.8

Portugal	0.6

Singapore	0.6

Thailand	0.5

Chile	0.3

Indonesia	0.3

Malta	0.3

South Africa	0.2

Other Assets, Less Liabilities	–1.7

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of October 31, 2019 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Southwest Airlines Co.

3.	KLA Corp.

4.	NEXON Co., Ltd.

5.	Costco Wholesale Corp.
6.	Industria de Diseno Textil S.A.

7.	Alaska Air Group, Inc.

8.	Unicharm Corp.

9.	ASML Holding N.V.

10.	Masimo Corp.

8	MainStay Epoch Capital Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers William W. Priest, CFA, Steven D. Bleiberg, Michael A. Welhoelter, CFA and David J. Siino, CFA, CAIA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Capital Growth Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay Epoch Capital Growth Fund returned 17.11%, outperforming the 12.69% return of the Fund’s primary benchmark, the MSCI World Index. Over the same period, Class I shares also outperformed the 12.04% return of the Morningstar World Large Stock Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Security selection drove most of the Fund’s outperformance relative to the MSCI World Index, although sector allocations made positive contributions as well. (Contributions take weightings and total returns into account.)

During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?

Health care, consumer staples and information technology provided positive contributions to the Fund’s relative performance during the reporting period, as did the underweight exposure to the energy sector. Over the same reporting period, underweight sector allocations in utilities and real estate detracted from relative performance, as did security selection in the materials and communication services sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

KLA-Tencor, Genscript Biotech and LVMH Moët Hennessy—Louis Vuitton (LVMH) provided the largest positive contributions to the Fund’s absolute performance during the reporting period.

Semiconductor equipment maker KLA-Tencor reported good results for the fourth quarter of 2018, which we believe projects a strong outlook for 2019. The company exceeded expectations and provided a positive outlook in the second quarter of 2019 due to strong performance in its foundry/logic channel and contributions from its acquisition of Orbotech.

Shares of Genscript Biotech, a Chinese life science services and products company, rallied sharply in April 2019 after the European Medicines Agency granted a PRIME designation for Genscript’s chimeric antigen receptor T-cell (aka CAR-T) therapy. The PRIME designation speeds up the evaluation of scientific advances that show potential to significantly address unmet medical needs.

Shares of LVMH, a French luxury products company, rose in response to organic revenue growth that consistently exceeded expectations. Strength was particularly notable in the key fashion & leather goods segment and in Asian regions. The company has been reinvesting behind brand equity.

The most significant detractors from the Fund’s absolute performance included Stamps.com, Apple and Sociedad Quimica y Minera de Chile (SQM).

Shares in Stamps.com fell sharply in February 2019 when the company unexpectedly announced plans to terminate its exclusive contract with the U.S. Postal Service. While the contract restricted Stamps.com from making agreements with other package carriers, it had also given the company a share of the revenue from the postage that it sold on behalf of the U.S. Postal Service. While the long-term consequences of this business decision remained uncertain, the Fund sold its position when we determined that the company would no longer meet the Fund’s criteria for revenue growth in the short-to-medium term.

Shares in consumer electronics maker Apple declined after the company announced in November 2018 that it would no longer reveal the unit sales figures for its products, exacerbating concerns regarding iPhone sales figures and slowing revenue growth. The Fund sold its position in January 2019 based on research indicating that Apple would no longer meet the Fund’s investment criteria for revenue growth. Subsequently, the stock rallied strongly, but since the Fund no longer owned it, we were not able to offset the negative impact of having owned it earlier in the reporting period.

At chemical producer SQM, weakness in lithium prices undermined stock performance. The price of lithium rose steeply between 2015 and 2018 in response to increasing demand for power storage applications. As global producers ramped up supply, prices for lithium began to fall, causing SQM to miss sales and earnings estimates and reduce its outlook for the remainder of 2019. The Fund continued to hold its position in recognition of the company’s advantages as a relatively low-cost, high-volume lithium producer, and a long-term lithium demand.

What were some of the Fund’s largest purchases and sales during the reporting period?

Significant new purchases during the reporting period included shares of Alimentation Couche-Tard (commonly known as Couche-Tard), S&P Global and Swedish Match.

Couche-Tard operates a network of 24-hour convenience stores in the United States and Europe under various brand names, most notably Circle K. Gasoline sales make up almost three quarters of the company’s revenue, but less than half of its profit. The rest of the company’s revenue comes primarily from

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

sales of tobacco, food and beverages, which have higher margins than gasoline. While the industry overall has not exhibited particularly fast growth, Couche-Tard has been able to expand more rapidly through acquisitions of individual stores and small chains. The company has generally succeeded in increasing profitability at its acquired stores by cutting corporate expenses and renegotiating fuel supply agreements that leverage its position as one of the largest fuel buyers in the world. We believe the company’s growth model remains sustainable given the industry’s extreme degree of fragmentation, with more than two-thirds of the convenience stores in the United States, for example, still being independently owned in chains of one to ten stores.

S&P Global is a well-known provider of independent credit ratings, benchmarks, analytics and data to the capital and commodity markets worldwide. Three out of S&P’s four businesses are either global monopolies (S&P Global Platts), duopolies (credit ratings, along with Moody’s) or oligopolies (indices with MSCI and LSE). Both S&P Global Platts and S&P’s credit rating businesses provide the company with pricing power in excess of inflation. S&P’s fourth business, Market Intelligence, faces a bit more competition, going up against Bloomberg, Thompson Reuters, and FactSet, but still delivers high levels of return on invested capital (ROIC). All four of S&P’s businesses are data driven, high margin, capital-lite and essential to end users.

Swedish Match produces and sells non-cigarette tobacco products, mostly in the United States and Scandinavia. Most of its revenue and profit comes from sales of oral tobacco products including snuff, snus (a variant of snuff) and chewing tobacco. The company operates in niche, oligopolistic markets that are highly regulated, which creates a significant barrier to new entrants. In addition, the company has recently introduced a tobacco-free snus-like product that still contains nicotine, which has demonstrated rapid sales growth in its first couple of years.

We believe that the company will be able to sustain its high ROIC over the next few years.

Apart from the sale of Apple mentioned earlier, the Fund’s most significant sales included AbbVie, Cerner Corporation, and Thales.

In the case of AbbVie, forward sales growth outlook (one of our screening criteria) deteriorated as the company’s pipeline for new drugs thinned and as the upcoming “patent cliff” for the company’s lead drug (Humira) approached. In the case of Cerner and Thales, both companies’ scores declined within our model, indicating that a sale might be advisable. We replaced them with other stocks that ranked more highly in the model.

How did the Fund’s sector/country weightings change during the reporting period?

During the reporting period, the Fund increased its allocation to the communication services and consumer staples sectors, while reducing its weightings in the financials, industrials and consumer discretionary sectors. From a country perspective, the Fund increased its exposure in Denmark, Italy and Japan, and reduced its weightings in the United States, the U.K. and Hong Kong.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2019, the Fund held its largest overweight allocations relative to the MSCI World Index in the industrials, health care and information technology sectors. As of the same date, the Fund’s most significantly underweight positions were in the energy, utilities, and communication services sectors. The most significantly overweight country positions were in Denmark and China. The most significantly underweight country positions were in the United States and Germany.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Capital Growth Fund

Portfolio of Investments October 31, 2019

	Shares	Value
Common Stocks 99.1%†
Australia 3.2%
CSL, Ltd. (Biotechnology)	9,803	$1,730,173
Mineral Resources, Ltd. (Metals & Mining) (a)	75,902	748,220
Regis Resources, Ltd. (Metals & Mining)	209,152	706,477
Saracen Mineral Holdings, Ltd. (Metals & Mining) (b)	325,176	840,600

		4,025,470

Canada 4.7%
Alimentation Couche-tard, Inc., Class B (Food & Staples Retailing)	41,149	1,234,064
Canadian National Railway Co. (Road & Rail)	14,837	1,327,005
Constellation Software, Inc. (Software)	1,446	1,428,138
Dollarama, Inc. (Multiline Retail)	26,142	879,472
Kirkland Lake Gold, Ltd. (Metals & Mining)	20,815	977,456

		5,846,135

Chile 0.3%
Sociedad Quimica y Minera de Chile S.A., Sponsored ADR (Chemicals) (a)	15,818	429,933

China 2.5%
Autohome, Inc., ADR (Interactive Media & Services) (a)(b)	11,082	937,094
Foshan Haitian Flavouring & Food Co., Ltd., Class A (Food Products)	40,679	645,739
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Beverages)	42,500	608,860
Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	20,960	890,800

		3,082,493

Denmark 3.2%
Coloplast A/S, Class B (Health Care Equipment & Supplies)	10,435	1,257,409
Genmab A/S (Biotechnology) (b)	4,846	1,056,183
Novo Nordisk A/S, Class B (Pharmaceuticals)	21,280	1,162,191
Novozymes A/S, Class B (Chemicals)	12,455	586,420

		4,062,203

France 2.0%
Edenred (Commercial Services & Supplies)	12,045	634,074
LVMH Moet Hennessy Louis Vuitton S.E. (Textiles, Apparel & Luxury Goods)	2,949	1,258,050
Sartorius Stedim Biotech (Life Sciences Tools & Services)	4,299	643,445

		2,535,569

Hong Kong 2.2%
AIA Group, Ltd. (Insurance)	32,000	320,370
Hong Kong Exchanges & Clearing, Ltd. (Capital Markets)	32,600	1,019,276
WH Group, Ltd. (Food Products)	1,332,000	1,414,282

		2,753,928

	Shares	Value
Indonesia 0.3%
PT Bank Central Asia Tbk (Banks)	176,200	$394,777

Ireland 1.3%
Accenture PLC, Class A (IT Services)	8,998	1,668,409

Italy 2.1%
DiaSorin S.p.A. (Health Care Equipment & Supplies)	8,545	962,554
FinecoBank Banca Fineco S.p.A (Banks)	65,199	734,436
Recordati S.p.A. (Pharmaceuticals)	22,825	958,954

		2,655,944

Japan 7.6%
Digital Arts, Inc. (Software)	10,800	637,059
Japan Airlines Co., Ltd. (Airlines)	37,800	1,181,009
Koito Manufacturing Co., Ltd. (Auto Components)	8,900	471,414
NEXON Co., Ltd. (Entertainment) (b)	186,500	2,167,400
Pigeon Corp. (Household Products)	28,400	1,399,093
Unicharm Corp. (Household Products)	54,900	1,875,415
Zenkoku Hosho Co., Ltd. (Diversified Financial Services)	13,500	568,178
ZOZO, Inc. (Internet & Direct Marketing Retail) (a)	52,900	1,239,836

		9,539,404

Jordan 0.8%
Hikma Pharmaceuticals PLC (Pharmaceuticals)	40,289	1,048,986

Malta 0.3%
Kindred Group PLC (Hotels, Restaurants & Leisure)	43,729	316,837

Mexico 1.1%
Wal-Mart de Mexico S.A.B. de C.V. (Food & Staples Retailing)	454,700	1,362,693

Netherlands 1.5%
ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	6,977	1,828,640

Portugal 0.6%
Jeronimo Martins SGPS S.A. (Food & Staples Retailing)	45,307	760,237

Singapore 0.6%
Singapore Exchange, Ltd. (Capital Markets)	104,900	689,335

South Africa 0.2%
FirstRand, Ltd. (Diversified Financial Services)	65,278	282,099

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Spain 2.3%
Amadeus IT Group S.A. (IT Services)	11,240	$831,636
Industria de Diseno Textil S.A. (Specialty Retail) (a)	67,780	2,112,881

		2,944,517

Sweden 2.3%
Atlas Copco A.B., Class B (Machinery) (a)	27,642	856,253
Epiroc A.B. (Machinery)	41,896	455,594
Swedish Match A.B. (Tobacco)	32,899	1,544,148

		2,855,995

Switzerland 1.4%
Kuehne & Nagel International A.G. (Marine)	4,151	670,514
Partners Group Holding A.G. (Capital Markets)	852	664,327
Schindler Holding A.G., Registered (Machinery)	2,036	481,292

		1,816,133

Thailand 0.5%
Airports of Thailand PCL, NVDR (Transportation Infrastructure)	258,169	669,042

United Kingdom 3.8%
Admiral Group PLC (Insurance)	31,020	812,475
Ferguson PLC (Trading Companies & Distributors)	14,144	1,206,650
Hargreaves Lansdown PLC (Capital Markets)	43,634	1,001,558
Howden Joinery Group PLC (Trading Companies & Distributors)	108,236	809,535
Prudential PLC (Insurance)	56,279	983,070

		4,813,288

United States 54.3%
A.O. Smith Corp. (Building Products)	21,564	1,071,299
ABIOMED, Inc. (Health Care Equipment & Supplies) (b)	5,922	1,229,289
Adobe, Inc. (Software) (b)	2,319	644,520
Alaska Air Group, Inc. (Airlines)	29,584	2,054,017
Align Technology, Inc. (Health Care Equipment & Supplies) (b)	1,847	465,980
Alphabet, Inc., Class A (Interactive Media & Services) (b)	1,105	1,390,974
Amazon.com, Inc. (Internet & Direct Marketing Retail) (b)	505	897,213
American Express Co. (Consumer Finance)	10,071	1,181,127
Arista Networks, Inc. (Communications Equipment) (b)	3,378	826,157
Automatic Data Processing, Inc. (IT Services)	8,461	1,372,628
Boeing Co. (Aerospace & Defense)	1,768	600,961
Booking Holdings, Inc. (Internet & Direct Marketing Retail) (b)	615	1,259,994
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	2,498	731,539

	Shares	Value
United States (continued)
Bruker Corp. (Life Sciences Tools & Services)	16,560	$736,920
Copart, Inc. (Commercial Services & Supplies) (b)	13,671	1,129,771
Costco Wholesale Corp. (Food & Staples Retailing)	7,164	2,128,496
Dollar General Corp. (Multiline Retail)	5,614	900,149
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	2,920	793,130
Donaldson Co., Inc. (Machinery)	12,076	636,888
East West Bancorp, Inc. (Banks)	17,428	748,010
Electronic Arts, Inc. (Entertainment) (b)	9,578	923,319
Encompass Health Corp. (Health Care Providers & Services)	8,114	519,458
Estee Lauder Cos., Inc., Class A (Personal Products)	4,909	914,399
Expeditors International of Washington, Inc. (Air Freight & Logistics)	7,340	535,380
Fortinet, Inc. (Software) (b)	14,618	1,192,244
Gentex Corp. (Auto Components)	55,972	1,570,015
Hexcel Corp. (Aerospace & Defense)	3,820	285,048
Home Depot, Inc. (Specialty Retail)	5,114	1,199,642
IDEXX Laboratories, Inc. (Health Care Equipment & Supplies) (b)	2,857	814,274
Illumina, Inc. (Life Sciences Tools & Services) (b)	3,015	890,993
Insperity, Inc. (Professional Services)	11,904	1,257,419
Intuit, Inc. (Software)	4,546	1,170,595
Intuitive Surgical, Inc. (Health Care Equipment & Supplies) (b)	1,152	636,998
Jack Henry & Associates, Inc. (IT Services)	3,978	563,126
Jazz Pharmaceuticals PLC (Pharmaceuticals) (b)	4,278	537,445
KLA Corp. (Semiconductors & Semiconductor Equipment)	13,215	2,233,864
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	6,519	1,766,910
Liberty Media Corp-Liberty SiriusXM, Class A (Media) (b)	22,290	1,001,044
LyondellBasell Industries N.V., Class A (Chemicals)	13,576	1,217,767
Marsh & McLennan Cos., Inc. (Insurance)	7,751	803,159
Masimo Corp. (Health Care Equipment & Supplies) (b)	12,492	1,821,209
Mastercard, Inc., Class A (IT Services)	4,988	1,380,728
Mettler-Toledo International, Inc. (Life Sciences Tools & Services) (b)	1,499	1,056,705
Microsoft Corp. (Software)	16,102	2,308,544
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	7,719	691,236
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	6,219	1,250,143

12	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
United States (continued)
Paychex, Inc. (IT Services)	18,186	$1,521,077
Raytheon Co. (Aerospace & Defense)	4,846	1,028,370
Rollins, Inc. (Commercial Services & Supplies)	9,708	369,972
Ryman Hospitality Properties, Inc. (Equity Real Estate Investment Trusts)	16,133	1,357,915
S&P Global, Inc. (Capital Markets)	4,625	1,193,204
Southwest Airlines Co. (Airlines)	40,682	2,283,481
Starbucks Corp. (Hotels, Restaurants & Leisure)	14,018	1,185,362
TJX Cos., Inc. (Specialty Retail)	23,964	1,381,525
Union Pacific Corp. (Road & Rail)	7,325	1,211,994
UnitedHealth Group, Inc. (Health Care Providers & Services)	6,551	1,655,438
Veeva Systems, Inc., Class A (Health Care Technology) (b)	8,832	1,252,643
Visa, Inc., Class A (IT Services)	7,751	1,386,344
Western Alliance Bancorp (Banks)	15,407	760,027
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	9,719	881,902
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	6,914	703,223
Zoetis, Inc. (Pharmaceuticals)	6,598	844,016

		68,357,219

Total Common Stocks (Cost $104,836,322)		124,739,286

Short-Term Investments 2.6%
Affiliated Investment Company 0.8%
United States 0.8%
MainStay U.S. Government Liquidity Fund, 1.76% (c)	1,025,185	1,025,185

	Shares	Value
Unaffiliated Investment Company 1.8%
United States 1.8%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.75% (c)(d)	2,278,837	$2,278,837

Total Short-Term Investments (Cost $3,304,022)		3,304,022

Total Investments (Cost $108,140,344)	101.7%	128,043,308
Other Assets, Less Liabilities	(1.7)	(2,126,392)
Net Assets	100.0%	$125,916,916

†	Percentages indicated are based on Fund net assets.

(a)

All or a portion of this security was held on loan. As of October 31, 2019, the aggregate market value of securities on loan was $5,736,519; the total market value of collateral held by the Fund was $5,986,918. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $3,708,081 (See Note 2(J)).

(b)	Non-income producing security.

(c)	Current yield as of October 31, 2019.

(d)	Represents security purchased with cash collateral received for securities on loan.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

NVDR—Non-Voting Depositary Receipt

PCL—Provision for Credit Losses

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$124,739,286	$—	$—	$124,739,286
Short-Term Investments
Affiliated Investment Company	1,025,185	—	—	1,025,185
Unaffiliated Investment Company	2,278,837	—	—	2,278,837

Total Short-Term Investments	3,304,022	—	—	3,304,022

Total Investments in Securities	$128,043,308	$—	$—	$128,043,308

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2019 (continued)

The table below sets forth the diversification of the Fund’s investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$1,914,379	1.5%
Air Freight & Logistics	535,380	0.4
Airlines	5,518,507	4.4
Auto Components	2,041,429	1.6
Banks	2,637,250	2.1
Beverages	608,860	0.5
Biotechnology	2,786,356	2.2
Building Products	1,071,299	0.9
Capital Markets	4,567,700	3.6
Chemicals	2,234,120	1.8
Commercial Services & Supplies	2,133,817	1.7
Communications Equipment	826,157	0.7
Consumer Finance	1,181,127	0.9
Diversified Financial Services	850,277	0.7
Entertainment	3,090,719	2.5
Equity Real Estate Investment Trusts	1,357,915	1.1
Food & Staples Retailing	5,485,490	4.4
Food Products	2,060,021	1.6
Health Care Equipment & Supplies	7,187,713	5.7
Health Care Providers & Services	2,174,896	1.7
Health Care Technology	1,252,643	1.0
Hotels, Restaurants & Leisure	3,889,352	3.1
Household Products	3,274,508	2.6
Insurance	2,919,074	2.3
Interactive Media & Services	2,328,068	1.9
Internet & Direct Marketing Retail	3,397,043	2.7
IT Services	8,723,948	6.9
Life Sciences Tools & Services	3,328,063	2.7
Machinery	2,430,027	1.9
Marine	670,514	0.5
Media	1,001,044	0.8
Metals & Mining	3,272,753	2.6
Multiline Retail	1,779,621	1.4
Personal Products	914,399	0.7
Pharmaceuticals	4,551,592	3.6
Professional Services	1,257,419	1.0
Road & Rail	2,538,999	2.0
Semiconductors & Semiconductor Equipment	8,692,998	6.9
Software	7,381,100	5.9
Specialty Retail	4,694,048	3.7
Textiles, Apparel & Luxury Goods	1,949,286	1.6
Tobacco	1,544,148	1.2
Trading Companies & Distributors	2,016,185	1.6
Transportation Infrastructure	669,042	0.5

	124,739,286	99.1
Short-Term Investments	3,304,022	2.6
Other Assets, Less Liabilities	(2,126,392)	–1.7

Net Assets	$125,916,916	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $107,115,159) including securities on loan of $5,736,519	$127,018,123
Investment in affiliated investment company, at value (identified cost $1,025,185)	1,025,185
Cash denominated in foreign currencies (identified cost $9,328)	9,378
Receivables:
Dividends	202,549
Fund shares sold	47,974
Securities lending	30,976
Investment securities sold	10
Other assets	29,213

Total assets	128,363,408

Liabilities
Cash collateral received for securities on loan	2,278,837
Payables:
Manager (See Note 3)	51,461
Fund shares redeemed	30,048
Custodian	19,362
Professional fees	15,116
Shareholder communication	8,693
Transfer agent (See Note 3)	6,774
NYLIFE Distributors (See Note 3)	2,105
Trustees	224
Accrued expenses	33,872

Total liabilities	2,446,492

Net assets	$125,916,916

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$9,521
Additional paid-in capital	99,640,081

99,649,602
Total distributable earnings (loss)	26,267,314

Net assets	$125,916,916

Class A
Net assets applicable to outstanding shares	$4,040,776

Shares of beneficial interest outstanding	306,193

Net asset value per share outstanding	$13.20
Maximum sales charge (5.50% of offering price)	0.77

Maximum offering price per share outstanding	$13.97

Investor Class
Net assets applicable to outstanding shares	$1,176,756

Shares of beneficial interest outstanding	89,386

Net asset value per share outstanding	$13.16
Maximum sales charge (5.50% of offering price)	0.77

Maximum offering price per share outstanding	$13.93

Class C
Net assets applicable to outstanding shares	$1,235,631

Shares of beneficial interest outstanding	95,302

Net asset value and offering price per share outstanding	$12.97

Class I
Net assets applicable to outstanding shares	$119,463,753

Shares of beneficial interest outstanding	9,030,017

Net asset value and offering price per share outstanding	$13.23

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$1,704,450
Securities lending	78,250
Dividends-affiliated	56,581
Interest	20

Total income	1,839,301

Expenses
Manager (See Note 3)	880,357
Registration	100,105
Professional fees	94,992
Custodian	52,187
Transfer agent (See Note 3)	20,325
Distribution/Service—Class A (See Note 3)	7,030
Distribution/Service—Investor Class (See Note 3)	2,019
Distribution/Service—Class C (See Note 3)	8,675
Shareholder communication	14,486
Trustees	2,866
Miscellaneous	9,830

Total expenses before waiver/reimbursement	1,192,872
Expense waiver/reimbursement from Manager (See Note 3)	(108,632)

Net expenses	1,084,240

Net investment income (loss)	755,061

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions (b)	5,747,909
Foreign currency transactions	(21,802)

Net realized gain (loss) on investments and foreign currency transactions	5,726,107

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	11,926,937
Translation of other assets and liabilities in foreign currencies	(529)

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	11,926,408

Net realized and unrealized gain (loss) on investments and foreign currency transactions	17,652,515

Net increase (decrease) in net assets resulting from operations	$18,407,576

(a)	Dividends recorded net of foreign withholding taxes in the amount of $87,650.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $52.

16	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2019 and October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$755,061	$965,476
Net realized gain (loss) on investments and foreign currency transactions	5,726,107	7,225,828
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	11,926,408	(7,111,594)

Net increase (decrease) in net assets resulting from operations	18,407,576	1,079,710

Distributions to shareholders:
Class A	(17,118)	(3,792)
Investor Class	(5,917)	(2,530)
Class C	(2,740)	(1,200)
Class I	(7,920,870)	(3,839,500)

Total distributions to shareholders	(7,946,645)	(3,847,022)

Capital share transactions:
Net proceeds from sale of shares	4,347,500	4,890,040
Net asset value of shares issued in connection with the acquisition of MainStay Epoch Global Choice Fund	15,678,147	—
Net asset value of shares issued to shareholders in reinvestment of distributions	7,906,281	3,815,256
Cost of shares redeemed	(19,787,500)	(6,449,062)

Increase (decrease) in net assets derived from capital share transactions	8,144,428	2,256,234

Net increase (decrease) in net assets	18,605,359	(511,078)

Net Assets
Beginning of year	107,311,557	107,822,635

End of year	$125,916,916	$107,311,557

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,			June 30, 2016^ through October 31,

Class A	2019	2018	2017	2016

Net asset value at beginning of period	$12.21	$12.55	$10.10	$10.00

Net investment income (loss)	0.07 (a)	0.07 (a)	0.05 (a)	0.01

Net realized and unrealized gain (loss) on investments	1.81	0.02	2.42	0.09

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	1.88	0.09	2.47	0.10

Less dividends and distributions:

From net investment income	(0.08)	(0.07)	(0.02)	—

From net realized gain on investments	(0.81)	(0.36)	—	—

Total dividends and distributions	(0.89)	(0.43)	(0.02)	—

Net asset value at end of period	$13.20	$12.21	$12.55	$10.10

Total investment return (b)	16.82%	0.63%	24.52%	1.00%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.58%	0.57%	0.46%	0.22	%††

Net expenses (c)	1.15%	1.15%	1.15%	1.20	%††

Expenses (before waiver/reimbursement) (c)	1.27%	1.15%	1.15%	1.61	%††

Portfolio turnover rate	46%	51%	56%	26%

Net assets at end of period (in 000’s)	$4,041	$268	$110	$25

^	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,			June 30, 2016^ through October 31,

Investor Class	2019	2018	2017	2016

Net asset value at beginning of period	$12.18	$12.54	$10.10	$10.00

Net investment income (loss)	0.04 (a)	0.05 (a)	0.05 (a)	0.01

Net realized and unrealized gain (loss) on investments	1.80	0.01	2.41	0.09

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	1.84	0.06	2.46	0.10

Less dividends and distributions:

From net investment income	(0.05)	(0.06)	(0.02)	—

From net realized gain on investments	(0.81)	(0.36)	—	—

Total dividends and distributions	(0.86)	(0.42)	(0.02)	—

Net asset value at end of period	$13.16	$12.18	$12.54	$10.10

Total investment return (b)	16.42%	0.40%	24.43%	1.00%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.30%	0.40%	0.39%	0.23	%††

Net expenses (c)	1.43%	1.40%	1.27%	1.20	%††

Expenses (before waiver/reimbursement) (c)	1.54%	1.40%	1.27%	1.61	%††

Portfolio turnover rate	46%	51%	56%	26%

Net assets at end of period (in 000’s)	$1,177	$78	$75	$25

^	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,						June 30, 2016^ through October 31,

Class C	2019		2018		2017		2016

Net asset value at beginning of period	$12.04		$12.44		$10.08		$10.00

Net investment income (loss)	(0.06	)(a)	(0.05	)(a)	(0.03	)(a)	(0.02)

Net realized and unrealized gain (loss) on investments	1.80		0.01		2.39		0.10

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		(0.00)		(0.00)		(0.00)

Total from investment operations	1.74		(0.04)		2.36		0.08

Less distributions:

From net realized gain on investments	(0.81)		(0.36)		—		—

Net asset value at end of period	$12.97		$12.04		$12.44		$10.08

Total investment return (b)	15.59%		(0.38%)		23.41%		0.80%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.46%)		(0.40%)		(0.27%)		(0.50	%)††

Net expenses (c)	2.17%		2.15%		1.99%		1.95	% ††

Expenses (before waiver/reimbursement) (c)	2.27%		2.15%		1.99%		2.36	% ††

Portfolio turnover rate	46%		51%		56%		26%

Net assets at end of period (in 000’s)	$1,236		$41		$41		$25

^	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,			June 30, 2016^ through October 31,

Class I	2019	2018	2017	2016

Net asset value at beginning of period	$12.24	$12.57	$10.11	$10.00

Net investment income (loss)	0.08 (a)	0.11 (a)	0.09 (a)	0.02

Net realized and unrealized gain (loss) on investments	1.83	0.01	2.40	0.09

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	1.91	0.12	2.49	0.11

Less dividends and distributions:

From net investment income	(0.11)	(0.09)	(0.03)	—

From net realized gain on investments	(0.81)	(0.36)	—	—

Total dividends and distributions	(0.92)	(0.45)	(0.03)	—

Net asset value at end of period	$13.23	$12.24	$12.57	$10.11

Total investment return (b)	17.11%	0.87%	24.74%	1.10%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.66%	0.83%	0.78%	0.63	%††

Net expenses (c)	0.90%	0.90%	0.93%	0.95	%††

Expenses (before waiver/reimbursement) (c)	1.00%	0.90%	0.93%	1.36	%††

Portfolio turnover rate	46%	51%	56%	26%

Net assets at end of period (in 000’s)	$119,464	$106,925	$107,596	$82,970

^	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Capital Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Effective at the close of business on February 28, 2019, the Fund acquired the assets and liabilities of MainStay Epoch Global Choice Fund (the “Reorganization”), which was a separate series of the Trust (the “Epoch Global Choice Fund”). The Reorganization was approved by the Board of Trustees of the Trust (the “Board”) and shareholders pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”). See Note 10 for additional information.

The Fund currently has five classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares commenced operations on June 30, 2016. Class R6 shares were registered for sale effective as of February 28, 2017. As of October 31, 2019, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

21

Notes to Financial Statements (continued)

assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2019, there were no foreign equity securities held by the Fund that were valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

22	MainStay Epoch Capital Growth Fund

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the

23

Notes to Financial Statements (continued)

Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2019, the Fund did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral

(which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund had securities on loan with an aggregate market value of $5,736,519; the total market value of collateral held by the Fund was $5,986,918. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $3,708,081 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $2,278,837.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the

24	MainStay Epoch Capital Growth Fund

responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Fund’s average daily net assets.

Effective February 28, 2019, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A,1.15% and Class I, 0.90%. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Prior to February 28, 2019, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.20% of its average daily net assets. New York Life Investments would have applied an equivalent waiver or reimbursement, in an equal number of basis points to the other share classes except for Class R6 shares.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $880,357 and waived its fees and/or reimbursed expenses in the amount of $108,632 and paid the Subadvisor in the amount of $385,888.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $300 and $516, respectively.

During the year ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Investor Class shares of $83 and $108, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$458
Investor Class	2,235
Class C	2,331
Class I	15,301

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

25

Notes to Financial Statements (continued)

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$1,896	$28,029	$(28,900)	$—	$—	$1,025	$57	$—	1,025

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$108,422,152	$22,156,260	$(2,535,104)	$19,621,156

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$1,657,822	$5,046,201	$(56,564)	$19,619,855	$26,267,314

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales and Passive Foreign Investment Company (PFIC) adjustments. The other temporary differences are primarily due to amortization of organizational expenses.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from merger related transactions; net assets as of October 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$(1,332)	$1,332

During the years ended October 31, 2019 and October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$1,611,971	$2,517,889
Long-Term Capital Gain	6,334,674	1,329,133
Total	$7,946,645	$3,847,022

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of securities, other than short-term securities, were $52,936 and $66,454, respectively.

26	MainStay Epoch Capital Growth Fund

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	52,504	$622,982
Shares issued in connection with the acquisition of MainStay Epoch Global Choice Fund	353,817	4,236,858
Shares issued to shareholders in reinvestment of dividends and distributions	1,553	17,117
Shares redeemed	(122,937)	(1,522,873)

Net increase (decrease) in shares outstanding before conversion	284,937	3,354,084
Shares converted into Class A (See Note 1)	6,894	84,888
Shares converted from Class A (See Note 1)	(7,552)	(91,116)

Net increase (decrease)	284,279	$3,347,856

Year ended October 31, 2018:
Shares sold	13,553	$174,707
Shares issued to shareholders in reinvestment of dividends and distributions	304	3,791
Shares redeemed	(4,406)	(57,176)

Net increase (decrease) in shares outstanding before conversion	9,451	121,322
Shares converted into Class A (See Note 1)	3,702	48,816

Net increase (decrease)	13,153	$170,138

Investor Class	Shares	Amount
Year ended October 31, 2019:
Shares sold	12,695	$152,329
Shares issued in connection with the acquisition of MainStay Epoch Global Choice Fund	88,624	1,060,519
Shares issued to shareholders in reinvestment of dividends and distributions	537	5,917
Shares redeemed	(20,040)	(247,246)

Net increase (decrease) in shares outstanding before conversion	81,816	971,519
Shares converted into Investor Class (See Note 1)	8,095	97,660
Shares converted from Investor Class (See Note 1)	(6,899)	(84,888)

Net increase (decrease)	83,012	$984,291

Year ended October 31, 2018:
Shares sold	4,383	$57,003
Shares issued to shareholders in reinvestment of dividends and distributions	203	2,530
Shares redeemed	(524)	(6,568)

Net increase (decrease) in shares outstanding before conversion	4,062	52,965
Shares converted from Investor Class (See Note 1)	(3,708)	(48,816)

Net increase (decrease)	354	$4,149

Class C	Shares	Amount
Year ended October 31, 2019:
Shares sold	26,716	$285,259
Shares issued in connection with the acquisition of MainStay Epoch Global Choice Fund	81,829	969,195
Shares issued to shareholders in reinvestment of dividends and distributions	252	2,740
Shares redeemed	(16,353)	(200,053)

Net increase (decrease) in shares outstanding before conversion	92,444	1,057,141
Shares converted from Class C (See Note 1)	(540)	(6,544)

Net increase (decrease)	91,904	$1,050,597

Year ended October 31, 2018:
Shares sold	374	$5,000
Shares issued to shareholders in reinvestment of dividends and distributions	96	1,200
Shares redeemed	(374)	(4,974)

Net increase (decrease)	96	$1,226

Class I	Shares	Amount
Year ended October 31, 2019:
Shares sold	273,154	$3,286,930
Shares issued in connection with the acquisition of MainStay Epoch Global Choice Fund	785,469	9,411,575
Shares issued to shareholders in reinvestment of dividends and distributions	715,109	7,880,507
Shares redeemed	(1,477,350)	(17,817,328)

Net increase (decrease)	296,382	$2,761,684

Year ended October 31, 2018:
Shares sold	362,364	$4,653,330
Shares issued to shareholders in reinvestment of dividends and distributions	305,107	3,807,735
Shares redeemed	(491,637)	(6,380,344)

Net increase (decrease)	175,834	$2,080,721

Note 10–Fund Acquisition

At a meeting held on December 10-12, 2018, the Board approved the Reorganization providing for the acquisition of the assets and liabilities of the Epoch Global Choice Fund in exchange for shares of the Fund, followed by the complete liquidation of the Epoch Global Choice Fund. The Reorganization was completed on February 28, 2019. The aggregate net assets of the Fund immediately before the Reorganization were $111,229,151 and the combined net assets after the Reorganization were $126,907,298.

27

Notes to Financial Statements (continued)

The chart below shows a summary of net assets, shares outstanding and total distributable earnings (loss), before and after the Reorganization:

	Before Reorganization		After Reorganization
	MainStay Epoch Global Choice Fund	MainStay Epoch Capital Growth Fund	MainStay Epoch Capital Growth Fund

Net Assets:
Class A	$4,236,858	$491,836	$4,728,694
Investor Class	1,060,519	125,689	1,186,208
Class C	969,195	311,921	1,281,116
Class I	9,411,575	110,299,705	119,711,280
Shares Outstanding:
Class A	275,669	41,073	394,890
Investor Class	69,391	10,503	99,127
Class C	67,711	26,336	108,165
Class I	590,133	9,205,337	9,990,806
Net Asset Value Per Share Outstanding:
Class A	$15.37	$11.97	$11.97
Investor Class	$15.28	$11.97	$11.97
Class C	$14.31	$11.84	$11.84
Class I	$15.95	$11.98	$11.98
Total distributable earnings (loss)	$3,126,565	$13,757,304	$14,115,252

Assuming the Reorganization had been completed on November 1, 2018, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended October 31, 2019, are as follows (Unaudited):

Net investment income (loss)	$805,556
Net realized and unrealized gain (loss)	22,002,212
Net change in net assets resulting from operations	$22,807,768

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Epoch Global Choice Fund that have been included in the Fund’s Statement of Operations since February 28, 2019.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Epoch Global Choice Fund, in the amount of $14,886,345, was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay Epoch Capital Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Epoch Capital Growth Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period then ended and the period from June 30, 2016 (commencement of operations) through October 31, 2016. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from June 30, 2016 through October 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

29

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $6,334,674 as long term capital gain distributions.

For the fiscal year ended October 31, 2019, the Fund designated approximately $1,608,865 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2019 should be multiplied by 41.30% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

30	MainStay Epoch Capital Growth Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

31

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

32	MainStay Epoch Capital Growth Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay Epoch Capital Growth Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1716812 MS159-19	MSECG11-12/19 (NYLIM) NL284

MainStay Candriam Emerging Markets Equity Fund

Message from the President and Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Stock and bond markets generally gained ground during the 12-month reporting period ended October 31, 2019, despite concerns regarding slowing U.S. and global economic growth and international trade conflicts.

After trending higher in November 2018, U.S. stocks and bonds dipped sharply in December 2018, over concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. U.S. markets recovered quickly in 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (“Fed”) adopted a more accommodative tone regarding the future direction of interest rates. A wide spectrum of equity and fixed-income sectors gained ground through April 2019. Mixed macroeconomic signals and the inability of China and the United States to reach a trade agreement caused the market’s recovery to suffer during the spring and summer months of 2019. However, accommodative monetary policies from several central banks, including a series of interest rate cuts by the Fed, along with better-than-expected corporate earnings reassured investors and enabled markets to resume their advance.

Persistent, albeit slow, U.S. economic growth underpinned the U.S. stock market’s advance during the reporting period, positioning major U.S. equity indices to reach record territory by late October 2019. Sector strength shifted as investor sentiment alternated between risk-on and risk-off positions. In general, for the reporting period, cyclical, growth-oriented stocks outperformed their value-oriented counterparts by a small margin, with the information technology sector leading the large-cap S&P 500® Index. However, the traditionally more defensive areas of real estate and utilities generated above-average performance as well. Communication services, consumer discretionary, industrials and consumer staples performed in the middle of the pack, while materials, financials and health care lagged. Only the energy sector suffered declines, undermined by weak oil prices and concerns about future energy demand.

In the fixed-income markets, slowing economic growth, modest inflation and the Fed’s interest rate cuts created an environment of falling yields and rising prices for most bonds, with many areas of the market offering historically low yields by the end of the reporting period. Higher-credit-quality, longer-duration securities generally produced strong returns, with investment-

grade corporates and long-term Treasury bonds delivering particularly strong performance. A similar dynamic characterized the performance of the municipal bond market, with longer-term, higher-grade issues performing relatively well. On average, municipal bonds roughly matched the gains of corporate issues while providing tax-advantaged returns for eligible investors.

International stock and bond markets tended to underperform their U.S. counterparts, constrained by lackluster economic growth in the Eurozone and dramatically slowing growth in China and related parts of Asia amid persistent trade tensions with the United States. Uncertainties surrounding the unending Brexit drama took a further toll on investor confidence, with Britain seemingly unable to resolve its internal conflicts over how, or whether, to exit from the European Union. Nevertheless, on average, international securities delivered modestly positive returns, bolstered by the accommodative monetary policies implemented by European and Asian central banks. Bonds from both emerging and developed markets generally produced stronger returns than equities while repeating the pattern of outperformance by higher-quality, longer-term instruments seen in the United States.

As the economic growth cycle lengthens, investors are left to ponder how best to position their portfolios for an uncertain future. When the yield curve inverted earlier this year prompting concerns of a potential recession, we were reminded that the direction of the economy is continually subject to change, and perceptions of the economy can shift even more rapidly. As a MainStay investor, you can rely on us to manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change. Our goal remains to provide you with the consistently reliable financial tools you need to achieve your long-term objectives.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2019

Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/15/2017	6.75 12.96%	–7.86 –5.16%	1.95 1.95%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/15/2017	6.64 12.85	–8.02 –5.33	2.09 2.09
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/15/2017	10.88 11.88	–6.05 –6.05	2.79 2.79
Class I Shares	No Sales Charge		11/15/2017	13.28	–4.90	1.85
Class R6 Shares	No Sales Charge		11/15/2017	13.29	–4.83	1.49

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Since Inception

MSCI Emerging Markets Index[3]	11.86%	–0.75%
Morningstar Diversified Emerging Markets Category Average[4]	12.93	–0.85

3.

The MSCI Emerging Markets Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These portfolios invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Candriam Emerging Markets Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay Candriam Emerging Markets Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$993.40	$7.54	$1,017.64	$7.63	1.50%

Investor Class Shares	$1,000.00	$992.20	$8.34	$1,016.84	$8.44	1.66%

Class C Shares	$1,000.00	$987.70	$12.02	$1,013.11	$12.18	2.40%

Class I Shares	$1,000.00	$993.40	$5.83	$1,019.36	$5.90	1.16%

Class R6 Shares	$1,000.00	$994.50	$5.78	$1,019.41	$5.85	1.15%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2019 (Unaudited)

China	32.1%

Republic of Korea	13.4

Taiwan	12.3

India	9.3

Brazil	8.6

Russia	5.2

South Africa	3.9

Thailand	2.9

Mexico	2.2

Indonesia	2.0

Philippines	1.4

Poland	1.2

Peru	1.1%

Colombia	0.9

Malaysia	0.8

Turkey	0.5

Egypt	0.4

Hong Kong	0.3

United States	0.3

Argentina	0.2

Canada	0.2

United Arab Emirates	0.1

Other Assets, Less Liabilities	0.7

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of October 31, 2019 (excluding short-term investment) (Unaudited)

1.	Taiwan Semiconductor Manufacturing Co., Ltd.

2.	Alibaba Group Holding, Ltd., Sponsored ADR

3.	Samsung Electronics Co., Ltd.

4.	Tencent Holdings, Ltd.

5.	Ping An Insurance Group Co. of China, Ltd., Class H
6.	Petroleo Brasileiro S.A. 3.76%

7.	Reliance Industries, Ltd.

8.	China Construction Bank Corp., Class H

9.	Naspers, Ltd., Class N

10.	SK Hynix, Inc.

8	MainStay Candriam Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jan Boudewijns, Philip Screve and Mohamed Lamine Saidi of Candriam Belgium, the Fund’s Subadvisor.

How did MainStay Candriam Emerging Markets Equity Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2019?

For the 12 months ended October 31, 2019, Class I shares of MainStay Candriam Emerging Markets Equity Fund returned 13.28%, outperforming the 11.86% return of the Fund’s primary benchmark, the MSCI Emerging Markets Index. Over the same period, Class I shares also outperformed the 12.93% return of the Morningstar Diversified Emerging Markets Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

After suffering one of its worst years in 2018, the start of 2019 saw a strong turnaround for emerging equity markets. Several developments drove the market’s recovery while also producing high levels of volatility. These included apparent progress on U.S.-China trade negotiations, a U-turn by the U.S. Federal Reserve Board (Fed) towards a more benign monetary and balance sheet policy, and clear monetary and fiscal support by the Chinese government to halt that country’s downward economic trend.

In May 2019, U.S.-China trade tensions unexpectedly escalated once again with a cessation of the talks by the United States and the U.S. administration’s decision to attack the Chinese telecom giant Huawei. This shift interrupted the on-going uptrend in global and emerging markets, instigating a period of risk-on/risk-off reversals. Lower visibility also temporarily capped sentiment for the global information technology sector, one of the major targets behind the trade dispute. An already slowing Chinese economy and increasingly confrontational demonstrations in Hong Kong added to uncertainty in the leading Chinese stock markets. Other trade-sensitive Asian markets suffered as well, with South Korea further affected by the imposition of Japanese trade restrictions on that country.

A gradual recovery of the information technology sector and a short world-wide “value” recovery in early September saved the overall market from further downside. This trend particularly benefited the technology-heavy equity market in Taiwan. In India, which had underperformed on disappointing budget and economy developments following a May election rally, a surprising corporate tax cut gave the stock market a late third-quarter boost. Easing monetary policy further bolstered several emerging markets in the third quarter, driving the positive performance of Brazilian equities despite a pre-election scare in Argentina that drove stocks there steeply lower (–40% in one day). Russia remained one of the stronger markets in the emerging universe despite on-going Western sanctions and energy price volatility. South Africa, on the other hand, suffered from local politics and weak commodity prices (despite a strong recovery of precious metal prices).

In terms of changes within the benchmark, the MSCI Emerging Markets Index saw the addition of Argentina and Saudi Arabia in the second quarter of 2019, while the weight of Chinese A-shares traded on domestic Chinese exchanges increased.

In this volatile environment, the Fund managed to move from initial underperformance to strong outperformance versus the benchmark MSCI Emerging Markets Index over the reporting period. Improved relative performance was predominantly made possible by the Fund’s aggressive rebuilding of previously reduced exposure to China and the technology sector in early 2019. Renewed trade uncertainty from May onwards—and especially the brief ‘value’ rally in September 2019—led us to again reduce the Fund’s risk profile, limiting exposure to China but maintaining and, in some cases, adding to attractive areas of technology, such as semiconductors. At the same time, our disciplined, bottom-up stock selection approach remained the foundation for the Fund’s outperformance during the reporting period.

During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?

From a sector perspective, an overweight position and favorable stock selection in the information technology sector made the strongest positive contribution to the Fund’s performance relative to the MSCI Emerging Markets Index. (Contributions take weightings and total returns into account.) The financials and industrials sectors also contributed positively to the Fund’s relative performance. Allocations to the energy and, to a lesser extent, utilities sectors were the most substantial detractors from the Fund’s relative performance. Utilities sector holdings produced a negative total return.

From a country perspective, stock selection in China and Taiwan generated the strongest positive contributions to the Fund’s performance relative to the MSCI Emerging Markets Index. Disappointing stock selection in South Korea and, to a lesser extent, Russia made the weakest contributions to the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contribution to absolute return came from Taiwan Semiconductor Manufacturing as the company

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

monetized its position as the world’s leading semiconductor fabricator, making gains in the quickly growing markets of 5G mobile communications and high-performance computing. Holdings in another top performer, Chinese e-commerce giant Alibaba, appreciated on the back of healthy profitability from the company’s core marketplace and growing synergies within its business ecosystem.

Brazilian iron ore miner Vale S.A. detracted most from the Fund’s absolute performance after the company’s second dam breach in less than five years undermined investor sentiment at the start of 2019. While the Fund reduced its exposure to Vale, we kept our position at benchmark level because, in our view, the stock remained attractive from a value perspective. Other notable negative contributors to the Fund’s absolute performance included NMC Health, the United Arab Emirates’ (UAE’s) largest health care provider; PetroChina, China’s largest oil and gas producer and distributor; and Ecopetrol, Colombia’s largest integrated oil and gas company. During the reporting period, the Fund reduced its exposure to all these detractors, and sold its holdings in Ecopetrol entirely.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the first quarter of 2019, the Fund obtained foreign investor registration in the Indian market, and thereafter divested its positions in Indian ETFs (exchange-traded funds) and ADRs (American depository receipts) to invest directly in equities on the local Indian market. Significant purchases included shares of Indian oil refinery and telecommunications company Reliance Industries and re-gasification terminal operator Petronet LNG. Significant sales included shares in two Indian ETFs: iShares MSCI India and Invesco India. Large

purchases in other countries included Russian gold and silver miner Polymetal, better positioning the Fund to benefit from rising precious metal prices; and South Korean semiconductor manufacturer SK Hynix, reflecting improving prices and demand for digital memory chips. Other significant sales included Brazilian iron ore miner Vale S.A., described above, and UAE health care provider NMC Health on deteriorating corporate governance and accounting.

How did the Fund’s sector and/or country weightings change during the reporting period?

During the reporting period, the Fund substantially increased its positions in the information technology and consumer sectors. Over the same period, the Fund decreased its sector weighting in the industrials and energy sectors, and, to a lesser extent, the materials sector. Among country weightings, the Fund’s largest increase was in Taiwan, with smaller increases in Russia and Indonesia. The Fund decreased its country exposures most significantly in Brazil, India and the UAE.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2019, the Fund sectors most substantially overweight relative to the MSCI Emerging Markets Index were information technology and, to a lesser extent, materials. As of the same date, the Fund sectors most substantially underweight relative to the benchmark were utilities, communication services and health care. Among country weightings, the Fund held relatively large exposures in South Korea, Russia and Brazil, and relatively small exposure in Malaysia, with no holdings in Saudi Arabia or Qatar.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Candriam Emerging Markets Equity Fund

Portfolio of Investments October 31, 2019

	Shares	Value
Common Stocks 95.0%†
Argentina 0.2%
MercadoLibre, Inc. (Internet & Direct Marketing Retail) (a)	220	$114,734

Brazil 5.2%
Afya, Ltd., Class A (Diversified Consumer Services) (a)	6,000	162,000
B3 S.A.—Brasil Bolsa Balcao (Capital Markets)	23,000	277,457
Banco do Brasil S.A. (Banks)	32,000	384,191
BRF S.A. (Food Products) (a)	32,000	283,336
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes (Household Durables)	26,000	174,587
IRB Brasil Resseguros S.A. (Insurance)	22,000	207,301
Magazine Luiza S.A. (Multiline Retail)	24,000	267,139
Notre Dame Intermedica Participacoes S.A. (Health Care Providers & Services)	15,000	224,411
Rumo S.A. (Road & Rail) (a)	37,000	210,348
Vale S.A. (Metals & Mining) (a)	30,000	353,073

		2,543,843

Canada 0.2%
Pan American Silver Corp. (Metals & Mining)	6,000	102,300

China 32.1%
AAC Technologies Holdings, Inc. (Electronic Equipment, Instruments & Components)	12,000	78,102
Aier Eye Hospital Group Co., Ltd., Class A (Health Care Providers & Services)	39,786	223,716
Alibaba Group Holding, Ltd., Sponsored ADR (Internet & Direct Marketing Retail) (a)	12,900	2,279,043
Anhui Conch Cement Co., Ltd., Class H (Construction Materials)	68,000	407,430
ANTA Sports Products, Ltd. (Textiles, Apparel & Luxury Goods)	34,000	333,233
Baidu, Inc., Sponsored ADR (Interactive Media & Services) (a)	2,500	254,625
Bank of Shanghai Co., Ltd., Class A (Banks)	269,998	358,058
Beijing Enterprises Water Group, Ltd. (Water Utilities)	540,000	282,544
Brilliance China Automotive Holdings, Ltd. (Automobiles)	180,000	199,389
China Aoyuan Group, Ltd. (Real Estate Management & Development)	140,000	179,736
China Construction Bank Corp., Class H (Banks)	1,070,000	861,631
China Lesso Group Holdings, Ltd. (Building Products)	150,000	155,246
China Merchants Bank Co., Ltd., Class H (Banks)	110,000	526,420
China Mobile, Ltd. (Wireless Telecommunication Services)	55,000	447,808
China Overseas Land & Investment, Ltd. (Real Estate Management & Development)	160,000	506,384

	Shares	Value
China (continued)
China State Construction International Holdings, Ltd. (Construction & Engineering)	210,000	$193,493
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	290,000	435,225
Country Garden Services Holdings Co., Ltd. (Commercial Services & Supplies)	88,482	300,927
ENN Energy Holdings, Ltd. (Gas Utilities)	19,000	217,740
Geely Automobile Holdings, Ltd. (Automobiles)	110,000	209,164
Hangzhou Tigermed Consulting Co., Ltd., Class A (Life Sciences Tools & Services)	19,948	193,656
Hundsun Technologies, Inc., Class A (Software)	20,985	227,466
Industrial & Commercial Bank of China, Ltd., Class H (Banks)	360,000	259,114
JD.com, Inc., ADR (Internet & Direct Marketing Retail) (a)	7,500	233,625
Kweichow Moutai Co., Ltd., Class A (Beverages)	1,000	167,725
Luxshare Precision Industry Co., Ltd., Class A (Electronic Equipment, Instruments & Components)	43,888	198,436
Meituan Dianping, Class B (Internet & Direct Marketing Retail) (a)	15,000	179,270
NetEase, Inc., ADR (Entertainment)	800	228,688
Pinduoduo, Inc., ADR (Internet & Direct Marketing Retail) (a)	1,600	65,408
Ping An Bank Co., Ltd., Class A (Banks)	159,923	369,609
Ping An Insurance Group Co. of China, Ltd., Class H (Insurance)	103,000	1,192,868
Postal Savings Bank Of China Co., Ltd., Class H (Banks) (b)	440,000	282,442
Sany Heavy Industry Co., Ltd., Class A (Machinery)	105,000	201,033
Shandong Gold Mining Co., Ltd., Class H (Metals & Mining) (b)	54,000	127,076
Shimao Property Holdings, Ltd. (Real Estate Management & Development)	74,000	248,840
Silergy Corp. (Semiconductors & Semiconductor Equipment)	9,000	253,675
Sunny Optical Technology Group Co., Ltd. (Electronic Equipment, Instruments & Components)	21,000	339,818
TAL Education Group, ADR (Diversified Consumer Services) (a)	8,400	359,604
Tencent Holdings, Ltd. (Interactive Media & Services)	45,000	1,842,278
Want Want China Holdings, Ltd. (Food Products)	130,000	109,827
Yihai International Holding, Ltd. (Food Products)	20,000	136,295
Yonyou Network Technology Co., Ltd., Class A (Software)	45,995	193,318

		15,859,985

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (continued)

	Shares	Value
Common Stocks (continued)
Colombia 0.9%
Bancolombia S.A., Sponsored ADR (Banks)	5,000	$259,400
Geopark, Ltd. (Oil, Gas & Consumable Fuels) (a)	10,000	182,400

		441,800

Egypt 0.4%
Commercial International Bank Egypt S.A.E., GDR (Banks)	44,000	217,360

Hong Kong 0.3%
CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	44,000	113,145
SSY Group, Ltd. (Pharmaceuticals)	50,000	41,858

		155,003

India 9.3%
Adani Ports & Special Economic Zone, Ltd. (Transportation Infrastructure)	42,000	234,430
Asian Paints, Ltd. (Chemicals)	9,500	242,292
Axis Bank, Ltd. (Banks)	32,000	330,292
Bajaj Finance, Ltd. (Consumer Finance)	10,137	575,817
Hindustan Unilever, Ltd. (Household Products)	9,700	298,199
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	15,000	451,932
Infosys, Ltd. (IT Services)	8,000	77,486
Maruti Suzuki India, Ltd. (Automobiles)	2,500	266,445
Petronet LNG, Ltd. (Oil, Gas & Consumable Fuels)	157,429	634,788
PVR, Ltd. (Entertainment)	5,600	140,551
Reliance Industries, Ltd. (Oil, Gas & Consumable Fuels)	41,926	866,021
Titan Co., Ltd. (Textiles, Apparel & Luxury Goods)	15,000	281,649
Vedanta, Ltd. (Metals & Mining)	80,000	167,492

		4,567,394

Indonesia 2.0%
PT Bank Rakyat Indonesia Persero Tbk (Banks)	1,600,000	479,875
PT Indofood Sukses Makmur Tbk (Food Products)	440,000	241,362
PT Telekomunikasi Indonesia Persero Tbk (Diversified Telecommunication Services)	900,000	263,518

		984,755

Malaysia 0.8%
Dialog Group BHD (Energy Equipment & Services)	460,000	383,104

Mexico 2.2%
America Movil S.A.B. de C.V., Series L (Wireless Telecommunication Services)	300,000	237,517

	Shares	Value
Mexico (continued)
Grupo Financiero Banorte S.A.B. de C.V., Class O (Banks)	76,000	$415,547
Kimberly-Clark de Mexico S.A.B. de C.V., Class A (Household Products)	98,000	196,902
Wal-Mart de Mexico S.A.B. de C.V. (Food & Staples Retailing)	75,000	224,768

		1,074,734

Peru 1.1%
Credicorp, Ltd. (Banks)	1,000	214,040
Southern Copper Corp. (Metals & Mining)	9,500	338,010

		552,050

Philippines 1.4%
Ayala Land, Inc. (Real Estate Management & Development)	300,000	287,023
GT Capital Holdings, Inc. (Industrial Conglomerates)	12,000	211,410
Universal Robina Corp. (Food Products)	69,000	205,321

		703,754

Poland 1.2%
CD Projekt S.A. (Entertainment)	4,900	323,319
Dino Polska S.A. (Food & Staples Retailing) (a)(b)	7,200	280,790

		604,109

Republic of Korea 12.8%
Celltrion, Inc. (Biotechnology) (a)	800	137,522
Hanon Systems (Auto Components)	24,000	239,288
Kakao Corp. (Interactive Media & Services)	2,800	340,539
KB Financial Group, Inc. (Banks)	7,000	252,396
Kia Motors Corp. (Automobiles)	9,000	329,150
Koh Young Technology, Inc. (Semiconductors & Semiconductor Equipment)	1,800	145,584
Korea Investment Holdings Co., Ltd. (Capital Markets)	7,200	419,580
LG Household & Health Care, Ltd. (Personal Products)	210	227,608
NAVER Corp. (Interactive Media & Services)	1,140	160,695
NCSoft Corp. (Entertainment)	600	266,105
POSCO (Metals & Mining)	1,500	272,680
Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	47,400	2,053,341
Samsung Engineering Co., Ltd. (Construction & Engineering) (a)	25,000	382,483
Samsung SDI Co., Ltd. (Electronic Equipment, Instruments & Components)	1,500	293,309
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	10,400	732,993
SK Materials Co., Ltd. (Chemicals)	500	78,731

		6,332,004

12	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Russia 5.2%
MMC Norilsk Nickel PJSC (Metals & Mining)	1,300	$362,088
Polymetal International PLC (Metals & Mining)	27,000	442,427
Polyus PJSC (Metals & Mining) (a)	2,800	327,935
QIWI PLC, Sponsored ADR (IT Services)	5,000	96,800
Tatneft PJSC (Oil, Gas & Consumable Fuels)	29,000	338,742
TCS Group Holding PLC (Banks)	23,000	437,460
X5 Retail Group N.V., GDR (Food & Staples Retailing)	8,800	294,448
Yandex N.V., Class A (Interactive Media & Services) (a)	8,500	283,815

		2,583,715

South Africa 3.9%
AngloGold Ashanti, Ltd. (Metals & Mining)	15,000	327,974
Capitec Bank Holdings, Ltd. (Banks) (c)	4,700	427,055
Impala Platinum Holdings, Ltd. (Metals & Mining) (a)	23,000	158,072
Naspers, Ltd., Class N (Internet & Direct Marketing Retail)	5,400	766,778
Standard Bank Group, Ltd. (Banks)	22,000	252,562

		1,932,441

Taiwan 12.3%
Accton Technology Corp. (Communications Equipment)	57,000	339,860
Airtac International Group (Machinery)	18,000	246,875
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	9,200	241,179
Chailease Holding Co., Ltd. (Diversified Financial Services)	129,906	586,786
E.Sun Financial Holding Co., Ltd. (Banks)	430,862	389,949
Formosa Plastics Corp. (Chemicals)	50,000	160,641
Giant Manufacturing Co., Ltd. (Leisure Products)	36,000	267,275
Globalwafers Co., Ltd. (Semiconductors & Semiconductor Equipment)	21,000	251,803
Largan Precision Co., Ltd. (Electronic Equipment, Instruments & Components)	1,500	220,266
MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	18,000	241,257
Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	60,000	189,222
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	249,000	2,441,698
Uni-President Enterprises Corp. (Food Products)	100,000	247,039
Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	23,000	240,272

		6,064,122

	Shares	Value
Thailand 2.9%
Advanced Info Service PCL, NVDR (Wireless Telecommunication Services)	48,000	$364,034
Airports of Thailand PCL, NVDR (Transportation Infrastructure)	84,000	217,685
CP ALL PCL, NVDR (Food & Staples Retailing)	125,000	322,901
Energy Absolute PCL, NVDR (Independent Power & Renewable Electricity Producers)	95,000	128,995
Srisawad Corp. PCL, NVDR (Consumer Finance)	180,000	384,501

		1,418,116

Turkey 0.5%
Turkiye Garanti Bankasi A/S (Banks) (a)	150,000	241,375

United Arab Emirates 0.1%
NMC Health PLC (Health Care Providers & Services)	2,500	70,694

Total Common Stocks (Cost $44,463,938)		46,947,392

Preferred Stocks 4.0%
Brazil 3.4%
Itau Unibanco Holding S.A. 4.72% (Banks)	59,000	532,994
Petroleo Brasileiro S.A. 3.76% (Oil, Gas & Consumable Fuels)	148,000	1,121,486

		1,654,480

Republic of Korea 0.6%
Samsung Electronics Co., Ltd. 3.34% (Technology Hardware, Storage & Peripherals)	9,000	317,547

Total Preferred Stocks (Cost $1,803,441)		1,972,027

Short-Term Investment 0.3%
Affiliated Investment Company 0.3%
MainStay U.S. Government Liquidity Fund, 1.76% (d)	133,012	133,012

Total Short-Term Investment (Cost $133,012)		133,012

Total Investments (Cost $46,400,391)	99.3%	49,052,431
Other Assets, Less Liabilities	0.7	352,182
Net Assets	100.0%	$49,404,613

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2019 (continued)

(c)

All or a portion of this security was held on loan. As of October 31, 2019, the aggregate market value of securities on loan was $341,488. The Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $370,762 (See Note 2(I)).

(d)	Current yield as of October 31, 2019.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depositary Receipt

PCL—Provision for Credit Losses

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$46,947,392	$—	$—	$46,947,392
Preferred Stocks	1,972,027	—	—	1,972,027
Short-Term Investment
Affiliated Investment Company	133,012	—	—	133,012

Total Investments in Securities	$49,052,431	$—	$—	$49,052,431

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The table below sets forth the diversification of the Fund’s investments by industry.

Industry Diversification

	Value	Percent †
Auto Components	$239,288	0.5%
Automobiles	1,004,148	2.0
Banks	7,491,770	15.2
Beverages	167,725	0.3
Biotechnology	137,522	0.3
Building Products	155,246	0.3
Capital Markets	697,037	1.4
Chemicals	481,664	1.0
Commercial Services & Supplies	300,927	0.6
Communications Equipment	339,860	0.7
Construction & Engineering	575,976	1.2
Construction Materials	407,430	0.8
Consumer Finance	960,318	1.9
Diversified Consumer Services	521,604	1.1
Diversified Financial Services	586,786	1.2
Diversified Telecommunication Services	263,518	0.5
Electronic Equipment, Instruments & Components	1,129,931	2.3
Energy Equipment & Services	383,104	0.8
Entertainment	958,663	1.9
Food & Staples Retailing	1,122,907	2.3
Food Products	1,223,180	2.5
Gas Utilities	217,740	0.4
Health Care Providers & Services	518,821	1.1
Household Durables	174,587	0.4
Household Products	495,101	1.0
Independent Power & Renewable Electricity Producers	128,995	0.3
Industrial Conglomerates	211,410	0.4

	Value	Percent †
Insurance	$1,400,169	2.8%
Interactive Media & Services	2,881,952	5.8
Internet & Direct Marketing Retail	3,638,858	7.4
IT Services	174,286	0.4
Leisure Products	267,275	0.5
Life Sciences Tools & Services	193,656	0.4
Machinery	447,908	0.9
Metals & Mining	2,979,127	6.0
Multiline Retail	267,139	0.5
Oil, Gas & Consumable Fuels	3,578,662	7.2
Personal Products	227,608	0.5
Pharmaceuticals	155,003	0.3
Real Estate Management & Development	1,221,983	2.5
Road & Rail	210,348	0.4
Semiconductors & Semiconductor Equipment	4,737,683	9.6
Software	420,784	0.9
Technology Hardware, Storage & Peripherals	2,370,888	4.8
Textiles, Apparel & Luxury Goods	614,882	1.2
Thrifts & Mortgage Finance	451,932	0.9
Transportation Infrastructure	452,115	0.9
Water Utilities	282,544	0.6
Wireless Telecommunication Services	1,049,359	2.1

	48,919,419	99.0
Short-Term Investment	133,012	0.3
Other Assets, Less Liabilities	352,182	0.7

Net Assets	$49,404,613	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in unaffiliated securities, at value (identified cost $46,267,379) including securities on loan of $341,488	$48,919,419
Investment in affiliated investment company, at value (identified cost $133,012)	133,012
Cash denominated in foreign currencies (identified cost $445,622)	445,041
Receivables:
Investment securities sold	520,705
Dividends	33,049
Securities lending	23
Other assets	46,554

Total assets	50,097,803

Liabilities
Payables:
Investment securities purchased	462,431
Foreign capital gains tax (See Note 2(C))	92,786
Custodian	49,737
Manager (See Note 3)	33,550
Professional fees	16,102
Offering costs	7,895
Shareholder communication	4,682
Transfer agent (See Note 3)	106
Trustees	105
NYLIFE Distributors (See Note 3)	90
Accrued expenses	25,706

Total liabilities	693,190

Net assets	$49,404,613

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,490
Additional paid-in capital	60,464,860

60,470,350
Total distributable earnings (loss)	(11,065,737)

Net assets	$49,404,613

Class A
Net assets applicable to outstanding shares	$76,910

Shares of beneficial interest outstanding	8,578

Net asset value per share outstanding	$8.97
Maximum sales charge (5.50% of offering price)	0.52

Maximum offering price per share outstanding	$9.49

Investor Class
Net assets applicable to outstanding shares	$120,578

Shares of beneficial interest outstanding	13,480

Net asset value per share outstanding (a)	$8.95
Maximum sales charge (5.50% of offering price)	0.52

Maximum offering price per share outstanding	$9.47

Class C
Net assets applicable to outstanding shares	$55,516

Shares of beneficial interest outstanding	6,270

Net asset value and offering price per share outstanding	$8.85

Class I
Net assets applicable to outstanding shares	$40,414

Shares of beneficial interest outstanding	4,493

Net asset value and offering price per share outstanding	$8.99

Class R6
Net assets applicable to outstanding shares	$49,111,195

Shares of beneficial interest outstanding	5,457,292

Net asset value and offering price per share outstanding	$9.00

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$1,442,158
Dividends-affiliated	50,099
Securities lending	10,166
Other	1,415

Total income	1,503,838

Expenses
Manager (See Note 3)	682,698
Custodian	111,375
Professional fees	82,903
Registration	74,821
Shareholder communication	4,700
Offering (See Note 2)	3,643
Transfer agent (See Note 3)	3,391
Trustees	1,700
Distribution/Service—Class A (See Note 3)	122
Distribution/Service—Investor Class (See Note 3)	349
Distribution/Service—Class C (See Note 3)	545
Miscellaneous	8,952

Total expenses before waiver/reimbursement	975,199
Expense waiver/reimbursement from Manager (See Note 3)	(188,537)

Net expenses	786,662

Net investment income (loss)	717,176

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions (b)	(5,460,140)
Foreign currency forward transactions	(6,087)
Foreign currency transactions	(119,303)

Net realized gain (loss) on investments and foreign currency transactions	(5,585,530)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments (c)	13,538,435
Foreign currency forward contracts	(1,402)
Translation of other assets and liabilities in foreign currencies	27,022

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	13,564,055

Net realized and unrealized gain (loss) on investments and foreign currency transactions	7,978,525

Net increase (decrease) in net assets resulting from operations	$8,695,701

(a)	Dividends recorded net of foreign withholding taxes in the amount of $164,347.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $60,814.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(88,337).

16	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the year ended October 31, 2019 and for the period November 15, 2017 (inception date) through October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$717,176	$715,611
Net realized gain (loss) on investments and foreign currency transactions	(5,585,530)	(8,869,562)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	13,564,055	(11,005,602)

Net increase (decrease) in net assets resulting from operations	8,695,701	(19,159,553)

Distributions to shareholders:
Class A	(159)	—
Investor Class	(455)	—
Class I	(62,489)	(4,590)
Class R6	(536,251)	(3)

Total distributions to shareholders	(599,354)	(4,593)

Capital share transactions:
Net proceeds from sale of shares	10,446,429	105,155,034
Net asset value of shares issued to shareholders in reinvestment of distributions	536,641	3,385
Cost of shares redeemed	(40,479,438)	(15,189,639)

Increase (decrease) in net assets derived from capital share transactions	(29,496,368)	89,968,780

Net increase (decrease) in net assets	(21,400,021)	70,804,634

Net Assets
Beginning of period	70,804,634	—

End of period	$49,404,613	$70,804,634

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

Class A	Year ended October 31, 2019	November 15, 2017^ through October 31, 2018

Net asset value at beginning of period	$7.98	$10.00

Net investment income (loss) (a)	0.10	0.05

Net realized and unrealized gain (loss) on investments	0.94	(2.04)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.03)

Total from investment operations	1.03	(2.02)

Less dividends:

From net investment income	(0.04)	—

Net asset value at end of period	$8.97	$7.98

Total investment return (b)	12.96%	(20.20%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.18%	0.51	% ††

Net expenses (c)	1.50%	1.50	% ††

Expenses (before waiver/reimbursement) (c)	1.77%	1.89	% ††

Portfolio turnover rate	107%	80%

Net assets at end of period (in 000’s)	$77	$35

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Investor Class	Year ended October 31, 2019	November 15, 2017^ through October 31, 2018

Net asset value at beginning of period	$7.97	$10.00

Net investment income (loss) (a)	0.07	0.05

Net realized and unrealized gain (loss) on investments	0.95	(2.05)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.03)

Total from investment operations	1.01	(2.03)

Less dividends:

From net investment income	(0.03)	—

Net asset value at end of period	$8.95	$7.97

Total investment return (b)(c)	12.71%	(20.30%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.76%	0.53	% ††

Net expenses (d)	1.66%	1.68	% ††

Expenses (before waiver/reimbursement) (d)	1.92%	2.03	% ††

Portfolio turnover rate	107%	80%

Net assets at end of period (in 000’s)	$121	$108

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class C	Year ended October 31, 2019	November 15, 2017^ through October 31, 2018

Net asset value at beginning of period	$7.91	$10.00

Net investment income (loss) (a)	(0.01)	0.00	‡

Net realized and unrealized gain (loss) on investments	0.96	(2.06)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.03)

Total from investment operations	0.94	(2.09)

Net asset value at end of period	$8.85	$7.91

Total investment return (b)	11.88%	(20.90%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.13%)	0.04	% ††

Net expenses (c)	2.40%	2.44	% ††

Expenses (before waiver/reimbursement) (c)	2.67%	2.73	% ††

Portfolio turnover rate	107%	80%

Net assets at end of period (in 000’s)	$56	$93

^	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class I	Year ended October 31, 2019	November 15, 2017^ through October 31, 2018

Net asset value at beginning of period	$8.00	$10.00

Net investment income (loss) (a)	(0.02)	0.03

Net realized and unrealized gain (loss) on investments	1.08	(2.01)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.02)

Total from investment operations	1.05	(2.00)

Less dividends:

From net investment income	(0.06)	(0.00	)‡

Net asset value at end of period	$8.99	$8.00

Total investment return (b)	13.28%	(19.99%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.26%)	0.34	% ††

Net expenses (c)	1.15%	1.19	% ††

Expenses (before waiver/reimbursement) (c)	1.52%	1.79	% ††

Portfolio turnover rate	107%	80%

Net assets at end of period (in 000’s)	$40	$7,934

^	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

Class R6	Year ended October 31, 2019	November 15, 2017^ through October 31, 2018

Net asset value at beginning of period	$8.01	$10.00

Net investment income (loss) (a)	0.10	0.14

Net realized and unrealized gain (loss) on investments	0.96	(2.10)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.03)

Total from investment operations	1.05	(1.99)

Less dividends:

From net investment income	(0.06)	(0.00	)‡

Net asset value at end of period	$9.00	$8.01

Total investment return (b)	13.29%	(19.89%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.11%	1.54	% ††

Net expenses (c)	1.15%	1.15	% ††

Expenses (before waiver/reimbursement) (c)	1.42%	1.43	% ††

Portfolio turnover rate	107%	80%

Net assets at end of period (in 000’s)	$49,111	$62,635

^	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Candriam Emerging Markets Equity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A, Investor Class, Class C, Class I and Class R6 shares have an inception date of November 15, 2017.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the

“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology

21

Notes to Financial Statements (continued)

used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2019, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized

22	MainStay Candriam Emerging Markets Equity Fund

cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (since inception) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in closed-end funds, ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in closed-end funds, ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of closed-end funds, ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Offering and Organization Costs.  Costs were incurred by the Fund in connection with the commencement of the Fund’s operations. Offering costs are being amortized on a straight line basis over twelve months. Organizational expenses were expensed when incurred.

(H)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian,

23

Notes to Financial Statements (continued)

State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2019, the Fund had securities on loan with an aggregate market value of $341,488 and received non-cash collateral in the form of U.S. Treasury securities with a value of $370,762.

(J)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of October 31, 2019, the Fund did not hold any foreign currency forward contracts.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. For example, the Fund’s portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange con-

24	MainStay Candriam Emerging Markets Equity Fund

trols and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total

Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	$(6,087)	$(6,087)

Total Realized Gain (Loss)		$(6,087)	$(6,087)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total

Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	$(1,402)	$(1,402)

Total Change in Unrealized Appreciation (Depreciation)		$(1,402)	$(1,402)

Average Notional Amount

	Foreign Exchange Contracts Risk	Total

Forward Contracts Long (a)	$66,042	$66,042

(a)	Positions were open less than one month during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Candriam Belgium S.A. (“Candriam Belgium” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Candriam Belgium, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. During the year ended October 31, 2019, the effective management fee rate was 1.00%, exclusive of any applicable waivers/reimbursements.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.50%; and Class I, 1.15% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement, to Investor Class and Class C. In addition, New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares do not exceed those of Class I. These agreements will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

25

Notes to Financial Statements (continued)

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $682,698 and waived its fees and/or reimbursed expenses in the amount of $188,537 and paid the Subadvisor in the amount of $247,080.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $57 and $60, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$48
Investor Class	352
Class C	137
Class I	2,854

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$2,524	$45,554	$(47,945)	$—	$—	$133	$50	$—	133

(G)  Capital.  As of October 31, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class A	$24,779	32.2%
Class C	24,638	44.4
Class I	24,807	61.4
Class R6	24,807	0.1

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$47,684,889	$2,981,635	$(1,614,093)	$1,367,542

26	MainStay Candriam Emerging Markets Equity Fund

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$970,147	$(13,304,015)	$(5,824)	$1,273,955	$(11,065,737)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$275	$(275)

The reclassifications for the Fund is primarily due to non-deductible excise tax.

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $13,304,015 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$10,660	$2,644

During the year ended October 31, 2019 and the period ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$599,354	$4,593

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2019, purchases and sales of securities, other than short-term securities, were $70,068 and $96,689, respectively.

27

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Class A	Shares	Amount

Year ended October 31, 2019:
Shares sold	9,107	$80,841
Shares issued to shareholders in reinvestment of dividends and distributions	8	62
Shares redeemed	(4,448)	(39,658)

Net increase (decrease) in shares outstanding before conversion	4,667	41,245
Shares converted into Class A (See Note 1)	319	2,484
Shares converted from Class A (See Note 1)	(757)	(6,585)

Net increase (decrease)	4,229	$37,144

Period ended October 31, 2018 (a):
Shares sold	18,664	$193,616
Shares redeemed	(16,394)	(164,901)

Net increase (decrease) in shares outstanding before conversion	2,270	28,715
Shares converted into Class A (See Note 1)	2,079	21,225

Net increase (decrease)	4,349	$49,940

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	6,007	$50,907
Shares issued to shareholders in reinvestment of dividends and distributions	49	383
Shares redeemed	(6,840)	(60,536)

Net increase (decrease) in shares outstanding before conversion	(784)	(9,246)
Shares converted into Investor Class (See Note 1)	1,063	9,216
Shares converted from Investor Class (See Note 1)	(319)	(2,484)

Net increase (decrease)	(40)	$(2,514)

Period ended October 31, 2018 (a):
Shares sold	15,682	$150,948
Shares redeemed	(81)	(735)

Net increase (decrease) in shares outstanding before conversion	15,601	150,213
Shares converted from Investor Class (See Note 1)	(2,081)	(21,225)

Net increase (decrease)	13,520	$128,988

Class C	Shares	Amount

Year ended October 31, 2019:
Shares sold	3,371	$29,814
Shares redeemed	(8,543)	(70,658)

Net increase (decrease) in shares outstanding before conversion	(5,172)	(40,844)
Shares converted from Class C (See Note 1)	(307)	(2,631)

Net increase (decrease)	(5,479)	$(43,475)

Period ended October 31, 2018 (a):
Shares sold	11,749	$117,339

Net increase (decrease)	11,749	$117,339

Class I	Shares	Amount

Year ended October 31, 2019:
Shares sold	2,759	$26,188
Shares issued to shareholders in reinvestment of dividends and distributions	14	108
Shares redeemed	(990,000)	(8,621,993)

Net increase (decrease)	(987,227)	$(8,595,697)

Period ended October 31, 2018 (a):
Shares sold	9,276,122	$95,333,425
Shares issued to shareholders in reinvestment of dividends and distributions	343	3,385
Shares redeemed	(204,400)	(2,197,513)

Net increase (decrease) in shares outstanding before conversion	9,072,065	93,139,297
Shares converted from Class I (See Note 1)	(8,080,345)	(83,146,752)

Net increase (decrease)	991,720	$9,992,545

Class R6	Shares	Amount

Year ended October 31, 2019:
Shares sold	1,235,514	$10,258,679
Shares issued to shareholders in reinvestment of dividends and distributions	68,291	536,088
Shares redeemed	(3,669,682)	(31,686,593)

Net increase (decrease)	(2,365,877)	$(20,891,826)

Period ended October 31, 2018 (a):
Shares sold	1,045,597	$9,359,706
Shares redeemed	(1,294,928)	(12,826,490)

Net increase (decrease) in shares outstanding before conversion	(249,331)	(3,466,784)
Shares converted into Class R6 (See Note 1)	8,072,500	83,146,752

Net increase (decrease)	7,823,169	$79,679,968

(a)	The inception date of the Fund was November 15, 2017.

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay Candriam Emerging Markets Equity Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Candriam Emerging Markets Equity Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period November 15, 2017 (commencement of operations) through October 31, 2018, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended and for the period November 15, 2017 through October 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 15, 2017 through October 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

29

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2019, the Fund designated approximately $841,164 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2019 should be multiplied by 0.23% to arrive at the amount eligible for the corporate dividend-received deduction.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2019:

•	the total amount of taxes credited to foreign countries was $241,810.

•	the total amount of income sourced from foreign countries was $1,945,360.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

30	MainStay Candriam Emerging Markets Equity Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

31

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
				and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.

32	MainStay Candriam Emerging Markets Equity Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 1959	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay Candriam Emerging Markets Equity Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1795953 MS159-19	MSCEME11-12/19 (NYLIM) NL440

MainStay U.S. Government Liquidity Fund

Annual Report

October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

Cost in Dollars of a $1,000 Investment in MainStay U.S. Government Liquidity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class I Shares	$1,000.00	$1,010.30	$0.71	$1,024.50	$0.71	0.14%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

2	MainStay U.S. Government Liquidity Fund

Portfolio Composition as of October 31, 2019 (Unaudited)

‡	Less than one-tenth of a percent.

See Portfolio of Investments beginning on page 4 for specific holdings within these categories. The Fund’s holdings are subject to change.

3

Portfolio of Investments October 31, 2019

	Principal Amount	Value
Short-Term Investments 100.0%†
Government Agency Debt 67.2%
Federal Farm Credit Banks 2.026% (1 Month LIBOR + 0.01%), due 7/2/20 (a)	$20,000,000	$20,000,000
Federal Home Loan Banks 1.697%, due 12/26/19 (b)	59,400,000	59,224,929
1.704%, due 11/14/19 (b)	10,000,000	9,993,825
1.704%, due 11/15/19 (b)	39,000,000	38,973,686
1.705%, due 11/22/19 (b)	65,400,000	65,334,001
1.82%, due 12/11/19 (b)(c)	37,000,000	37,000,000
1.85% (SOFR + 0.03%), due 3/27/20 (a)	6,000,000	6,000,000
1.95% (SOFR + 0.13%), due 10/16/20 (a)	15,000,000	15,000,000
Federal Home Loan Mortgage Corp. 1.82%, due 4/13/20 (b)(c)	100,000,000	100,000,000
Federal National Mortgage Association 1.704%, due 11/18/19 (b)	43,000,000	42,964,465
Tennessee Valley Authority 1.703%, due 11/6/19 (b)	219,740,000	219,687,201

Total Government Agency Debt (Cost $614,178,107)		614,178,107

Treasury Debt 32.8%
United States Treasury Bills (b) 1.501%, due 12/10/19	26,388,000	26,340,117
1.515%, due 12/5/19	17,314,000	17,287,338
1.542%, due 11/12/19	143,981,000	143,905,802
1.548%, due 11/19/19	112,819,000	112,722,231

Total Treasury Debt (Cost $300,255,488)		300,255,488

Total Investments
(Amortized Cost $914,433,595)	100.0%	914,433,595
Other Assets, Less Liabilities	0.0 ‡	43,315
Net Assets	100.0%	$914,476,910

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of October 31, 2019.

(b)	Interest rate shown represents yield to maturity.

(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

The	following abbreviations are used in the preceding pages:

LIBOR—London	Interbank Offered Rate
SOFR—Secured	Overnight Financing Rate

4	MainStay U.S. Government Liquidity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
Government Agency Debt	$—	$614,178,107	$—	$614,178,107
Treasury Debt	—	300,255,488	—	300,255,488

Total Investments in Securities	$—	$914,433,595	$—	$914,433,595

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	5

Statement of Assets and Liabilities as of October 31, 2019

Assets
Investment in securities, at value (amortized cost $914,433,595)	$914,433,595
Cash	16,328
Receivables:
Interest	263,404

Total assets	914,713,327

Liabilities
Payables:
Manager (See Note 3)	131,521
Professional fees	53,272
Shareholder communication	19,370
Trustees	14,918
Custodian	12,392
Accrued expenses	4,944

Total liabilities	236,417

Net assets	$914,476,910

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$914,427
Additional paid-in capital	913,512,674

914,427,101
Total distributable earnings (loss)	49,809

Net assets	$914,476,910

Shares of beneficial interest outstanding	914,427,101

Net asset value per share outstanding	$1.00

6	MainStay U.S. Government Liquidity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2019

Investment Income (Loss)
Income
Interest	$18,478,675
Other	2,171

Total income	18,480,846

Expenses
Manager (See Note 3)	984,166
Professional fees	118,418
Trustees	34,180
Amortization of offering costs (See Note 2)	33,458
Shareholder communication	19,894
Custodian	3,595
Miscellaneous	14,715

Total expenses	1,208,426

Net investment income (loss)	17,272,420

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	48,302

Net increase (decrease) in net assets resulting from operations	$17,320,722

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	7

Statements of Changes in Net Assets

for the year ended October 31, 2019 and for the period July 2, 2018 (inception date) through October 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$17,272,420	$5,715,065
Net realized gain (loss) on investments	48,302	4,323

Net increase (decrease) in net assets resulting from operations	17,320,722	5,719,388

Distributions to shareholders	(17,275,236)	(5,715,065)

Capital share transactions:
Net proceeds from sale of shares	13,143,762,458	5,946,373,164
Net asset value of shares issued to shareholders in reinvestment of distributions	17,274,052	5,713,910
Cost of shares redeemed	(13,115,048,854)	(5,083,647,629)

Increase (decrease) in net assets derived from capital share transactions	45,987,656	868,439,445

Net increase (decrease) in net assets	46,033,142	868,443,768

Net Assets
Beginning of period	868,443,768	—

End of period	$914,476,910	$868,443,768

8	MainStay U.S. Government Liquidity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class I	Year ended October 31, 2019	July 2, 2018^ through October 31, 2018

Net asset value at beginning of period	$1.00	$1.00

Net investment income (loss)	0.02	0.01

Total from investment operations	0.02	0.01

Less dividends:

From net investment income	(0.02)	(0.01)

Net asset value at end of period	$1.00	$1.00

Total investment return (a)	2.14%	0.61%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.11%	1.82	%††

Net expenses	0.15%	0.15	%††

Expenses (before waiver/reimbursement)	0.15%	0.16	%††

Net assets at end of period (in 000’s)	$914,477	$868,444

^	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay U.S. Government Liquidity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers one class of shares. Class I shares commenced operations on July 2, 2018. Shares of the Fund are offered and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Fund’s shares.

The Fund’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share by using the amortized cost method of valuation, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

(B)  Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent

10	MainStay U.S. Government Liquidity Fund

in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the year ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

(C)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended

(the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (since inception) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest rate for short-term investments.

11

Notes to Financial Statements (continued)

(F)  Offering and Organization Costs.  Offering costs paid in connection with the offering of shares of the Fund are amortized on a straight-line basis over twelve months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund are expensed on the first day of operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Debt Securities.  The Fund’s investments may include securities such as variable rate notes and floaters. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, these types of investments could lose money.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3—Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors

LLC (“NYL Investors” or the ‘‘Subadvisor’’), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.12% of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.15% of its average daily net assets. This agreement will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $984,166 and paid the Subadvisor in the amount of $492,083.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. As of October 31, 2019, the Fund did not record any transfer agent expenses.

12	MainStay U.S. Government Liquidity Fund

Note 4—Federal Income Tax

The amortized cost also represents the aggregate cost for federal income tax purposes.

As of October 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$69,568	$—	$(19,759)	$—	$49,809

The other temporary differences are primarily due to amortization of organizational costs.

During the year ended October 31, 2019 and the period ended October 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2019	2018

Distributions paid from:
Ordinary Income	$17,275,236	$5,715,065

Note 5—Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6—Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2019 and October 31, 2018, were as follows:

Year ended October 31, 2019:
Shares sold	13,143,762,458
Shares issued to shareholders in reinvestment of distributions	17,274,052
Shares redeemed	(13,115,048,854)

Net increase (decrease)	45,987,656

Period ended October 31, 2018 (a):
Shares sold	5,946,373,164
Shares issued to shareholders in reinvestment of dividends and distributions	5,713,910
Shares redeemed	(5,083,647,629)

Net increase (decrease)	868,439,445

(a)	The inception date of the Fund was July 2, 2018.

Note 7—Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

13

Notes to Financial Statements (continued)

Note 8—Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

14	MainStay U.S. Government Liquidity Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay U.S. Government Liquidity Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period July 2, 2018 (commencement of operations) through October 31, 2018, and the related notes (collectively, the financial statements) and the financial highlights for year then ended and the period July 2, 2018 through October 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period July 2, 2018 through October 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2019

15

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

16	MainStay U.S. Government Liquidity Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	74

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and

Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	74

MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	74

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015;

MSCI, Inc.: Director since 2017 and

Boston University: Trustee since 2014.

17

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

18	MainStay U.S. Government Liquidity Fund

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal
Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

19

Federal Income Tax Information

(Unaudited)

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file a Form N-MFP every month disclosing its portfolio holdings. The Fund’s Form N-MFP is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

20	MainStay U.S. Government Liquidity Fund

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, David H. Chow and Susan B. Kerley. Mr. Latshaw, Mr. Chow and Ms. Kerley are “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.	Principal Accountant Fees and Services.

(a)   Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2019 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $1,399,400.

The aggregate fees billed for the fiscal year ended October 31, 2018 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $1,513,000.

(b)   Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2019; and (ii) $0 for the fiscal year ended October 31, 2018.

(c)     Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $0 during the fiscal year ended October 31, 2019; and (ii) $0 during the fiscal year ended October 31, 2018. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)     All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 during the fiscal year ended October 31, 2019; and $0 during the fiscal year ended October 31, 2018.

(e)     Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2019 and October 31, 2018 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $24,200 for the fiscal year ended October 31, 2019; and $331,321 for the fiscal year ended October 31, 2018.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2018 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	January 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	January 9, 2020

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	January 9, 2020

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.